As filed with the Securities and Exchange Commission on January 6, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-233-4339

Date of fiscal year end:   October 31

Date of reporting period: October 31, 2024*

*This Form N-CSR pertains to each series of the registrant except Transamerica Stock Index, which has a fiscal year end of December 31.

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

October 31, 2024

Transamerica International Sustainable Equity

Class A

TISDX

October 31, 2024

Fund Overview

Transamerica International Sustainable Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$111	1.00%

How did the Fund perform last year and what affected its performance?

The Fund underperformed, the MSCI All-Country World Index ("ACWI") ex-US Index, a benchmark of the Fund, for the fiscal year ended October 31, 2024. The fund's quality approach was not in favor as reflected in the MSCI ACWI ex-US Quality Index underperforming the MSCI ACWI ex-US Index. Among market factors, momentum was the big winner for the year with the ACWI ex-US Momentum Index significantly outperforming the MSCI ACWI ex-US Index.

We, Calamos Advisors LLC, the Fund’s sub-adviser, have been through soft periods for quality in the past and understand how important it is to stick to our investment approach and philosophy. We made some adjustments over the year but our low-turnover, benchmark-aware approach remains very much intact.

At the stock level, Edenred SE, SMC Corp., and Samsung SDI Co. Ltd. were the three biggest detractors to performance, while Taiwan Semiconductor Manufacturing Co., Recruit Holdings Co. Ltd., and Industria De Disono Textil SA (Inditex) were the three biggest contributors. Not holding Tencent, Royal Bank of Canada, and HSBC also weakened returns.

On a sector basis, holdings and an underweight in the financials sector and holdings in the communication services sector detracted, while industrial, health care, and consumer discretionary sector holdings were among the strongest contributors.

Geographically, French, and Korean stocks underperformed, and stock selection was weak in North America, with our Canadian picks underperforming. Among positives, Western Europe, and Asia Pacific both showed strong stock selection. Our underweight to Central Asia was a drag, while our overweight to Europe was a tailwind. Spanish and Taiwanese stocks helped returns most.

Transamerica International Sustainable Equity

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI All Country World ex-U.S. Index
3/31/2023	$9,452	$10,000
4/30/2023	$9,716	$10,174
5/31/2023	$9,433	$9,804
6/30/2023	$9,802	$10,244
7/31/2023	$10,047	$10,660
8/31/2023	$9,471	$10,179
9/30/2023	$8,932	$9,857
10/31/2023	$8,554	$9,451
11/30/2023	$9,329	$10,301
12/31/2023	$9,904	$10,819
1/31/2024	$9,616	$10,711
2/29/2024	$9,913	$10,982
3/31/2024	$10,105	$11,326
4/30/2024	$9,789	$11,122
5/31/2024	$10,191	$11,445
6/30/2024	$10,105	$11,434
7/31/2024	$10,402	$11,699
8/31/2024	$10,853	$12,032
9/30/2024	$11,064	$12,356
10/31/2024	$10,460	$11,750

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class A with Load	15.52%	2.87%
Class A	22.28%	6.60%
MSCI All Country World ex-U.S. IndexFootnote Reference(a)	24.33%	10.70%
Footnote	Description
Footnote(a)	MSCI All-Country World ex-U.S. Index captures large and mid cap representation across 22 developed market countries (excluding the US) and 24 emerging market countries, covering approximately 85% of the global equity opportunity outside the U.S. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$5,872,130
Number of Portfolio Holdings	75
Portfolio Turnover Rate	22%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

Transamerica International Sustainable Equity

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	14.0%
United Kingdom	9.4
France	8.9
Germany	5.8
Ireland	5.6
Taiwan	4.8
Switzerland	4.7
China	4.2
Hong Kong	4.1
Spain	4.0

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	18.2%
Financials	18.1
Information Technology	14.3
Health Care	12.8
Consumer Discretionary	12.6
Consumer Staples	7.4
Materials	6.9
Communication Services	3.4
Utilities	3.3
Real Estate	1.3
Other Investment Company	1.7
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
Hitachi Ltd.	2.8
BYD Co. Ltd., Class H	2.8
Sony Group Corp.	2.5
HDFC Bank Ltd.	2.5
AIA Group Ltd.	2.4
SAP SE	2.4
Recruit Holdings Co. Ltd.	2.3
Novo Nordisk AS, Class B	2.3
Kerry Group PLC, Class A	2.0

Transamerica International Sustainable Equity

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Sustainable Equity

Class A

Annual Shareholder Report

October 31, 2024

Transamerica International Sustainable Equity

Class R6

TISLX

October 31, 2024

Fund Overview

Transamerica International Sustainable Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$78	0.70%

How did the Fund perform last year and what affected its performance?

The Fund underperformed, the MSCI All-Country World Index ("ACWI") ex-US Index, a benchmark of the Fund, for the fiscal year ended October 31, 2024. The fund's quality approach was not in favor as reflected in the MSCI ACWI ex-US Quality Index underperforming the MSCI ACWI ex-US Index. Among market factors, momentum was the big winner for the year with the ACWI ex-US Momentum Index significantly outperforming the MSCI ACWI ex-US Index.

We, Calamos Advisors LLC, the Fund’s sub-adviser, have been through soft periods for quality in the past and understand how important it is to stick to our investment approach and philosophy. We made some adjustments over the year but our low-turnover, benchmark-aware approach remains very much intact.

At the stock level, Edenred SE, SMC Corp., and Samsung SDI Co. Ltd. were the three biggest detractors to performance, while Taiwan Semiconductor Manufacturing Co., Recruit Holdings Co. Ltd., and Industria De Disono Textil SA (Inditex) were the three biggest contributors. Not holding Tencent, Royal Bank of Canada, and HSBC also weakened returns.

On a sector basis, holdings and an underweight in the financials sector and holdings in the communication services sector detracted, while industrial, health care, and consumer discretionary sector holdings were among the strongest contributors.

Geographically, French, and Korean stocks underperformed, and stock selection was weak in North America, with our Canadian picks underperforming. Among positives, Western Europe, and Asia Pacific both showed strong stock selection. Our underweight to Central Asia was a drag, while our overweight to Europe was a tailwind. Spanish and Taiwanese stocks helped returns most.

Transamerica International Sustainable Equity

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI All Country World ex-U.S. Index
3/31/2023	$10,000	$10,000
4/30/2023	$10,290	$10,174
5/31/2023	$9,990	$9,804
6/30/2023	$10,380	$10,244
7/31/2023	$10,640	$10,660
8/31/2023	$10,040	$10,179
9/30/2023	$9,470	$9,857
10/31/2023	$9,070	$9,451
11/30/2023	$9,890	$10,301
12/31/2023	$10,519	$10,819
1/31/2024	$10,205	$10,711
2/29/2024	$10,529	$10,982
3/31/2024	$10,732	$11,326
4/30/2024	$10,397	$11,122
5/31/2024	$10,834	$11,445
6/30/2024	$10,752	$11,434
7/31/2024	$11,067	$11,699
8/31/2024	$11,544	$12,032
9/30/2024	$11,777	$12,356
10/31/2024	$11,138	$11,750

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class R6	22.80%	7.03%
MSCI All Country World ex-U.S. IndexFootnote Reference(a)	24.33%	10.70%
Footnote	Description
Footnote(a)	MSCI All-Country World ex-U.S. Index captures large and mid cap representation across 22 developed market countries (excluding the US) and 24 emerging market countries, covering approximately 85% of the global equity opportunity outside the U.S. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$5,872,130
Number of Portfolio Holdings	75
Portfolio Turnover Rate	22%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

Transamerica International Sustainable Equity

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	14.0%
United Kingdom	9.4
France	8.9
Germany	5.8
Ireland	5.6
Taiwan	4.8
Switzerland	4.7
China	4.2
Hong Kong	4.1
Spain	4.0

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	18.2%
Financials	18.1
Information Technology	14.3
Health Care	12.8
Consumer Discretionary	12.6
Consumer Staples	7.4
Materials	6.9
Communication Services	3.4
Utilities	3.3
Real Estate	1.3
Other Investment Company	1.7
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	4.8%
Hitachi Ltd.	2.8
BYD Co. Ltd., Class H	2.8
Sony Group Corp.	2.5
HDFC Bank Ltd.	2.5
AIA Group Ltd.	2.4
SAP SE	2.4
Recruit Holdings Co. Ltd.	2.3
Novo Nordisk AS, Class B	2.3
Kerry Group PLC, Class A	2.0

Transamerica International Sustainable Equity

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Sustainable Equity

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Large Cap Value

Class A

TWQAX

October 31, 2024

Fund Overview

Transamerica Large Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$115	0.98%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, U.S. equity markets posted strong absolute returns, pushing some market benchmarks to new all-time highs. Despite periods of volatility over the period, the rally in U.S. equity markets reflected increased enthusiasm by investors that the U.S. Federal Reserve (“Fed”) will successfully navigate a soft landing.

Strong stock selection drove the Fund’s outperformance, while sector allocation detracted from performance. Stock selection was strongest in the technology, healthcare, and manufacturing sectors, which contributed most to performance, while we realized negative stock selection in energy, utilities, and real estate. An overweight to healthcare, which lagged the benchmark over the period, drove negative sector allocation impacts. In addition, an underweight to financials also detracted from performance as the sector materially outpaced the benchmark. Cash was also a drag on performance given the strong absolute returns of the market.

At the stock level, the top contributor over the period was Broadcom, Inc. (“Broadcom”). Shares of Broadcom, a provider of semiconductor components and enterprise software solutions, rallied given it is uniquely positioned within the Artificial Intelligence landscape. The largest detractor in the Fund was Schlumberger NV (“SLB”). Shares of SLB, an oilfield services company that holds the most international exposure within the oilfield services group, underperformed in the period, fueled by softness in oil prices. Weak oil prices caused delays in expected production increases from Saudi/OPEC markets, which also contributed to weaker performance.

Transamerica Large Cap Value

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$9,453	$10,000	$10,000
11/30/2014	$9,737	$10,242	$10,205
12/31/2014	$9,712	$10,242	$10,267
1/31/2015	$9,285	$9,957	$9,857
2/28/2015	$10,085	$10,534	$10,334
3/31/2015	$9,939	$10,427	$10,193
4/30/2015	$10,025	$10,474	$10,289
5/31/2015	$10,142	$10,619	$10,412
6/30/2015	$10,098	$10,441	$10,204
7/31/2015	$10,106	$10,616	$10,249
8/31/2015	$9,520	$9,975	$9,639
9/30/2015	$9,128	$9,684	$9,348
10/31/2015	$9,967	$10,449	$10,053
11/30/2015	$10,132	$10,507	$10,091
12/31/2015	$9,917	$10,291	$9,874
1/31/2016	$9,408	$9,711	$9,364
2/29/2016	$9,601	$9,707	$9,362
3/31/2016	$10,234	$10,391	$10,036
4/30/2016	$10,498	$10,455	$10,247
5/31/2016	$10,771	$10,642	$10,406
6/30/2016	$10,585	$10,664	$10,496
7/31/2016	$11,097	$11,087	$10,801
8/31/2016	$11,344	$11,116	$10,884
9/30/2016	$11,257	$11,133	$10,861
10/31/2016	$10,947	$10,892	$10,693
11/30/2016	$11,575	$11,380	$11,304
12/31/2016	$12,059	$11,602	$11,587
1/31/2017	$11,924	$11,820	$11,669
2/28/2017	$12,377	$12,260	$12,089
3/31/2017	$12,411	$12,268	$11,965
4/30/2017	$12,479	$12,398	$11,943
5/31/2017	$12,411	$12,525	$11,931
6/30/2017	$12,690	$12,638	$12,126
7/31/2017	$12,894	$12,876	$12,287
8/31/2017	$12,593	$12,901	$12,144
9/30/2017	$13,158	$13,216	$12,504
10/31/2017	$13,167	$13,504	$12,595
11/30/2017	$13,391	$13,914	$12,980
12/31/2017	$13,512	$14,053	$13,170
1/31/2018	$14,012	$14,794	$13,679
2/28/2018	$13,393	$14,249	$13,026
3/31/2018	$13,053	$13,963	$12,797
4/30/2018	$13,314	$14,016	$12,839
5/31/2018	$13,630	$14,412	$12,915
6/30/2018	$13,622	$14,506	$12,947
7/31/2018	$14,114	$14,987	$13,460
8/31/2018	$14,300	$15,514	$13,659
9/30/2018	$14,303	$15,539	$13,686
10/31/2018	$13,241	$14,395	$12,977
11/30/2018	$13,383	$14,683	$13,364
12/31/2018	$12,086	$13,317	$12,081
1/31/2019	$13,308	$14,460	$13,021
2/28/2019	$13,650	$14,968	$13,437
3/31/2019	$13,702	$15,187	$13,523
4/30/2019	$14,229	$15,793	$14,003
5/31/2019	$12,818	$14,771	$13,102
6/30/2019	$13,738	$15,809	$14,043
7/31/2019	$13,849	$16,044	$14,159
8/31/2019	$12,900	$15,717	$13,743
9/30/2019	$13,635	$15,993	$14,233
10/31/2019	$13,573	$16,337	$14,432
11/30/2019	$13,783	$16,958	$14,878
12/31/2019	$14,202	$17,447	$15,288
1/31/2020	$13,653	$17,428	$14,959
2/29/2020	$12,182	$16,002	$13,510
3/31/2020	$9,663	$13,801	$11,201
4/30/2020	$10,962	$15,629	$12,460
5/31/2020	$11,580	$16,465	$12,887
6/30/2020	$11,612	$16,841	$12,802
7/31/2020	$11,793	$17,797	$13,308
8/31/2020	$12,283	$19,087	$13,858
9/30/2020	$11,943	$18,392	$13,518
10/31/2020	$11,801	$17,995	$13,340
11/30/2020	$13,785	$20,184	$15,135
12/31/2020	$14,318	$21,092	$15,715
1/31/2021	$14,344	$20,998	$15,571
2/28/2021	$15,152	$21,654	$16,512
3/31/2021	$16,175	$22,431	$17,484
4/30/2021	$16,919	$23,587	$18,183
5/31/2021	$17,271	$23,695	$18,607
6/30/2021	$17,153	$24,279	$18,394
7/31/2021	$17,375	$24,689	$18,541
8/31/2021	$17,649	$25,393	$18,909
9/30/2021	$17,117	$24,254	$18,251
10/31/2021	$18,399	$25,894	$19,178
11/30/2021	$17,693	$25,500	$18,502
12/31/2021	$18,718	$26,504	$19,669
1/31/2022	$18,359	$24,945	$19,211
2/28/2022	$18,039	$24,317	$18,988
3/31/2022	$18,597	$25,105	$19,524
4/30/2022	$17,342	$22,852	$18,423
5/31/2022	$17,663	$22,822	$18,781
6/30/2022	$16,189	$20,912	$17,140
7/31/2022	$17,232	$22,874	$18,276
8/31/2022	$16,898	$22,021	$17,732
9/30/2022	$15,492	$19,979	$16,177
10/31/2022	$17,168	$21,617	$17,836
11/30/2022	$18,094	$22,745	$18,950
12/31/2022	$17,307	$21,414	$18,186
1/31/2023	$18,075	$22,888	$19,129
2/28/2023	$17,492	$22,353	$18,454
3/31/2023	$17,356	$22,951	$18,369
4/30/2023	$17,783	$23,196	$18,646
5/31/2023	$17,170	$23,286	$17,927
6/30/2023	$18,204	$24,876	$19,118
7/31/2023	$18,805	$25,768	$19,790
8/31/2023	$18,362	$25,270	$19,256
9/30/2023	$17,736	$24,067	$18,513
10/31/2023	$17,148	$23,429	$17,860
11/30/2023	$18,438	$25,613	$19,207
12/31/2023	$19,505	$26,972	$20,271
1/31/2024	$19,798	$27,271	$20,292
2/29/2024	$20,740	$28,747	$21,041
3/31/2024	$21,914	$29,674	$22,092
4/30/2024	$21,109	$28,369	$21,149
5/31/2024	$21,589	$29,709	$21,819
6/30/2024	$21,574	$30,629	$21,614
7/31/2024	$22,349	$31,198	$22,719
8/31/2024	$22,861	$31,877	$23,328
9/30/2024	$23,139	$32,537	$23,652
10/31/2024	$23,062	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	27.05%	9.93%	8.71%
Class A	34.49%	11.18%	9.33%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,922,054,984
Number of Portfolio Holdings	45
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,352,747

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	19.0%
Financials	18.3
Industrials	15.3
Energy	7.9
Communication Services	7.8
Information Technology	7.1
Consumer Staples	6.5
Materials	5.5
Consumer Discretionary	3.8
Real Estate	3.6
Utilities	2.5
Repurchase Agreement	2.3
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Cap Value

Class A

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	4.1
Wells Fargo & Co.	3.5
Blackrock, Inc.	3.2
AbbVie, Inc.	3.0
Parker-Hannifin Corp.	2.9
UnitedHealth Group, Inc.	2.9
Boston Scientific Corp.	2.8
Hartford Financial Services Group, Inc.	2.7
RTX Corp.	2.7

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Cap Value

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Large Cap Value

Class C

TWQCX

October 31, 2024

Fund Overview

Transamerica Large Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$204	1.75%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, U.S. equity markets posted strong absolute returns, pushing some market benchmarks to new all-time highs. Despite periods of volatility over the period, the rally in U.S. equity markets reflected increased enthusiasm by investors that the U.S. Federal Reserve (“Fed”) will successfully navigate a soft landing.

Strong stock selection drove the Fund’s outperformance, while sector allocation detracted from performance. Stock selection was strongest in the technology, healthcare, and manufacturing sectors, which contributed most to performance, while we realized negative stock selection in energy, utilities, and real estate. An overweight to healthcare, which lagged the benchmark over the period, drove negative sector allocation impacts. In addition, an underweight to financials also detracted from performance as the sector materially outpaced the benchmark. Cash was also a drag on performance given the strong absolute returns of the market.

At the stock level, the top contributor over the period was Broadcom, Inc. (“Broadcom”). Shares of Broadcom, a provider of semiconductor components and enterprise software solutions, rallied given it is uniquely positioned within the Artificial Intelligence landscape. The largest detractor in the Fund was Schlumberger NV (“SLB”). Shares of SLB, an oilfield services company that holds the most international exposure within the oilfield services group, underperformed in the period, fueled by softness in oil prices. Weak oil prices caused delays in expected production increases from Saudi/OPEC markets, which also contributed to weaker performance.

Transamerica Large Cap Value

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,294	$10,242	$10,205
12/31/2014	$10,263	$10,242	$10,267
1/31/2015	$9,802	$9,957	$9,857
2/28/2015	$10,650	$10,534	$10,334
3/31/2015	$10,478	$10,427	$10,193
4/30/2015	$10,569	$10,474	$10,289
5/31/2015	$10,684	$10,619	$10,412
6/30/2015	$10,629	$10,441	$10,204
7/31/2015	$10,637	$10,616	$10,249
8/31/2015	$10,018	$9,975	$9,639
9/30/2015	$9,592	$9,684	$9,348
10/31/2015	$10,468	$10,449	$10,053
11/30/2015	$10,633	$10,507	$10,091
12/31/2015	$10,403	$10,291	$9,874
1/31/2016	$9,868	$9,711	$9,364
2/29/2016	$10,062	$9,707	$9,362
3/31/2016	$10,710	$10,391	$10,036
4/30/2016	$10,978	$10,455	$10,247
5/31/2016	$11,264	$10,642	$10,406
6/30/2016	$11,061	$10,664	$10,496
7/31/2016	$11,589	$11,087	$10,801
8/31/2016	$11,839	$11,116	$10,884
9/30/2016	$11,735	$11,133	$10,861
10/31/2016	$11,410	$10,892	$10,693
11/30/2016	$12,059	$11,380	$11,304
12/31/2016	$12,546	$11,602	$11,587
1/31/2017	$12,405	$11,820	$11,669
2/28/2017	$12,868	$12,260	$12,089
3/31/2017	$12,898	$12,268	$11,965
4/30/2017	$12,959	$12,398	$11,943
5/31/2017	$12,878	$12,525	$11,931
6/30/2017	$13,157	$12,638	$12,126
7/31/2017	$13,369	$12,876	$12,287
8/31/2017	$13,046	$12,901	$12,144
9/30/2017	$13,630	$13,216	$12,504
10/31/2017	$13,620	$13,504	$12,595
11/30/2017	$13,842	$13,914	$12,980
12/31/2017	$13,966	$14,053	$13,170
1/31/2018	$14,474	$14,794	$13,679
2/28/2018	$13,830	$14,249	$13,026
3/31/2018	$13,476	$13,963	$12,797
4/30/2018	$13,724	$14,016	$12,839
5/31/2018	$14,041	$14,412	$12,915
6/30/2018	$14,029	$14,506	$12,947
7/31/2018	$14,527	$14,987	$13,460
8/31/2018	$14,708	$15,514	$13,659
9/30/2018	$14,708	$15,539	$13,686
10/31/2018	$13,599	$14,395	$12,977
11/30/2018	$13,735	$14,683	$13,364
12/31/2018	$12,388	$13,317	$12,081
1/31/2019	$13,650	$14,460	$13,021
2/28/2019	$13,978	$14,968	$13,437
3/31/2019	$14,032	$15,187	$13,523
4/30/2019	$14,563	$15,793	$14,003
5/31/2019	$13,109	$14,771	$13,102
6/30/2019	$14,041	$15,809	$14,043
7/31/2019	$14,155	$16,044	$14,159
8/31/2019	$13,179	$15,717	$13,743
9/30/2019	$13,908	$15,993	$14,233
10/31/2019	$13,844	$16,337	$14,432
11/30/2019	$14,035	$16,958	$14,878
12/31/2019	$14,460	$17,447	$15,288
1/31/2020	$13,883	$17,428	$14,959
2/29/2020	$12,390	$16,002	$13,510
3/31/2020	$9,832	$13,801	$11,201
4/30/2020	$11,133	$15,629	$12,460
5/31/2020	$11,751	$16,465	$12,887
6/30/2020	$11,785	$16,841	$12,802
7/31/2020	$11,956	$17,797	$13,308
8/31/2020	$12,444	$19,087	$13,858
9/30/2020	$12,096	$18,392	$13,518
10/31/2020	$11,938	$17,995	$13,340
11/30/2020	$13,943	$20,184	$15,135
12/31/2020	$14,470	$21,092	$15,715
1/31/2021	$14,483	$20,998	$15,571
2/28/2021	$15,304	$21,654	$16,512
3/31/2021	$16,324	$22,431	$17,484
4/30/2021	$17,052	$23,587	$18,183
5/31/2021	$17,396	$23,695	$18,607
6/30/2021	$17,264	$24,279	$18,394
7/31/2021	$17,476	$24,689	$18,541
8/31/2021	$17,740	$25,393	$18,909
9/30/2021	$17,197	$24,254	$18,251
10/31/2021	$18,468	$25,894	$19,178
11/30/2021	$17,754	$25,500	$18,502
12/31/2021	$18,770	$26,504	$19,669
1/31/2022	$18,393	$24,945	$19,211
2/28/2022	$18,070	$24,317	$18,988
3/31/2022	$18,615	$25,105	$19,524
4/30/2022	$17,348	$22,852	$18,423
5/31/2022	$17,658	$22,822	$18,781
6/30/2022	$16,177	$20,912	$17,140
7/31/2022	$17,214	$22,874	$18,276
8/31/2022	$16,864	$22,021	$17,732
9/30/2022	$15,456	$19,979	$16,177
10/31/2022	$17,113	$21,617	$17,836
11/30/2022	$18,016	$22,745	$18,950
12/31/2022	$17,234	$21,414	$18,186
1/31/2023	$17,976	$22,888	$19,129
2/28/2023	$17,391	$22,353	$18,454
3/31/2023	$17,247	$22,951	$18,369
4/30/2023	$17,661	$23,196	$18,646
5/31/2023	$17,033	$23,286	$17,927
6/30/2023	$18,060	$24,876	$19,118
7/31/2023	$18,631	$25,768	$19,790
8/31/2023	$18,188	$25,270	$19,256
9/30/2023	$17,556	$24,067	$18,513
10/31/2023	$16,969	$23,429	$17,860
11/30/2023	$18,227	$25,613	$19,207
12/31/2023	$19,267	$26,972	$20,271
1/31/2024	$19,544	$27,271	$20,292
2/29/2024	$20,467	$28,747	$21,041
3/31/2024	$21,594	$29,674	$22,092
4/30/2024	$20,794	$28,369	$21,149
5/31/2024	$21,255	$29,709	$21,819
6/30/2024	$21,230	$30,629	$21,614
7/31/2024	$21,984	$31,198	$22,719
8/31/2024	$22,476	$31,877	$23,328
9/30/2024	$22,724	$32,537	$23,652
10/31/2024	$22,631	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	32.37%	10.33%	8.51%
Class C	33.37%	10.33%	8.51%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,922,054,984
Number of Portfolio Holdings	45
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,352,747

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	19.0%
Financials	18.3
Industrials	15.3
Energy	7.9
Communication Services	7.8
Information Technology	7.1
Consumer Staples	6.5
Materials	5.5
Consumer Discretionary	3.8
Real Estate	3.6
Utilities	2.5
Repurchase Agreement	2.3
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Cap Value

Class C

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	4.1
Wells Fargo & Co.	3.5
Blackrock, Inc.	3.2
AbbVie, Inc.	3.0
Parker-Hannifin Corp.	2.9
UnitedHealth Group, Inc.	2.9
Boston Scientific Corp.	2.8
Hartford Financial Services Group, Inc.	2.7
RTX Corp.	2.7

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Cap Value

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Large Cap Value

Class I

TWQIX

October 31, 2024

Fund Overview

Transamerica Large Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$74	0.63%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, U.S. equity markets posted strong absolute returns, pushing some market benchmarks to new all-time highs. Despite periods of volatility over the period, the rally in U.S. equity markets reflected increased enthusiasm by investors that the U.S. Federal Reserve (“Fed”) will successfully navigate a soft landing.

Strong stock selection drove the Fund’s outperformance, while sector allocation detracted from performance. Stock selection was strongest in the technology, healthcare, and manufacturing sectors, which contributed most to performance, while we realized negative stock selection in energy, utilities, and real estate. An overweight to healthcare, which lagged the benchmark over the period, drove negative sector allocation impacts. In addition, an underweight to financials also detracted from performance as the sector materially outpaced the benchmark. Cash was also a drag on performance given the strong absolute returns of the market.

At the stock level, the top contributor over the period was Broadcom, Inc. (“Broadcom”). Shares of Broadcom, a provider of semiconductor components and enterprise software solutions, rallied given it is uniquely positioned within the Artificial Intelligence landscape. The largest detractor in the Fund was Schlumberger NV (“SLB”). Shares of SLB, an oilfield services company that holds the most international exposure within the oilfield services group, underperformed in the period, fueled by softness in oil prices. Weak oil prices caused delays in expected production increases from Saudi/OPEC markets, which also contributed to weaker performance.

Transamerica Large Cap Value

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,300	$10,242	$10,205
12/31/2014	$10,288	$10,242	$10,267
1/31/2015	$9,829	$9,957	$9,857
2/28/2015	$10,681	$10,534	$10,334
3/31/2015	$10,526	$10,427	$10,193
4/30/2015	$10,625	$10,474	$10,289
5/31/2015	$10,748	$10,619	$10,412
6/30/2015	$10,702	$10,441	$10,204
7/31/2015	$10,719	$10,616	$10,249
8/31/2015	$10,100	$9,975	$9,639
9/30/2015	$9,684	$9,684	$9,348
10/31/2015	$10,578	$10,449	$10,053
11/30/2015	$10,760	$10,507	$10,091
12/31/2015	$10,533	$10,291	$9,874
1/31/2016	$9,995	$9,711	$9,364
2/29/2016	$10,199	$9,707	$9,362
3/31/2016	$10,875	$10,391	$10,036
4/30/2016	$11,154	$10,455	$10,247
5/31/2016	$11,442	$10,642	$10,406
6/30/2016	$11,254	$10,664	$10,496
7/31/2016	$11,805	$11,087	$10,801
8/31/2016	$12,066	$11,116	$10,884
9/30/2016	$11,970	$11,133	$10,861
10/31/2016	$11,651	$10,892	$10,693
11/30/2016	$12,317	$11,380	$11,304
12/31/2016	$12,835	$11,602	$11,587
1/31/2017	$12,692	$11,820	$11,669
2/28/2017	$13,171	$12,260	$12,089
3/31/2017	$13,214	$12,268	$11,965
4/30/2017	$13,296	$12,398	$11,943
5/31/2017	$13,224	$12,525	$11,931
6/30/2017	$13,519	$12,638	$12,126
7/31/2017	$13,745	$12,876	$12,287
8/31/2017	$13,427	$12,901	$12,144
9/30/2017	$14,035	$13,216	$12,504
10/31/2017	$14,045	$13,504	$12,595
11/30/2017	$14,282	$13,914	$12,980
12/31/2017	$14,424	$14,053	$13,170
1/31/2018	$14,966	$14,794	$13,679
2/28/2018	$14,309	$14,249	$13,026
3/31/2018	$13,948	$13,963	$12,797
4/30/2018	$14,226	$14,016	$12,839
5/31/2018	$14,561	$14,412	$12,915
6/30/2018	$14,562	$14,506	$12,947
7/31/2018	$15,096	$14,987	$13,460
8/31/2018	$15,293	$15,514	$13,659
9/30/2018	$15,307	$15,539	$13,686
10/31/2018	$14,155	$14,395	$12,977
11/30/2018	$14,318	$14,683	$13,364
12/31/2018	$12,924	$13,317	$12,081
1/31/2019	$14,248	$14,460	$13,021
2/28/2019	$14,612	$14,968	$13,437
3/31/2019	$14,678	$15,187	$13,523
4/30/2019	$15,239	$15,793	$14,003
5/31/2019	$13,725	$14,771	$13,102
6/30/2019	$14,714	$15,809	$14,043
7/31/2019	$14,845	$16,044	$14,159
8/31/2019	$13,835	$15,717	$13,743
9/30/2019	$14,629	$15,993	$14,233
10/31/2019	$14,563	$16,337	$14,432
11/30/2019	$14,787	$16,958	$14,878
12/31/2019	$15,247	$17,447	$15,288
1/31/2020	$14,662	$17,428	$14,959
2/29/2020	$13,095	$16,002	$13,510
3/31/2020	$10,396	$13,801	$11,201
4/30/2020	$11,797	$15,629	$12,460
5/31/2020	$12,456	$16,465	$12,887
6/30/2020	$12,503	$16,841	$12,802
7/31/2020	$12,683	$17,797	$13,308
8/31/2020	$13,235	$19,087	$13,858
9/30/2020	$12,857	$18,392	$13,518
10/31/2020	$12,719	$17,995	$13,340
11/30/2020	$14,855	$20,184	$15,135
12/31/2020	$15,448	$21,092	$15,715
1/31/2021	$15,462	$20,998	$15,571
2/28/2021	$16,355	$21,654	$16,512
3/31/2021	$17,460	$22,431	$17,484
4/30/2021	$18,257	$23,587	$18,183
5/31/2021	$18,648	$23,695	$18,607
6/30/2021	$18,533	$24,279	$18,394
7/31/2021	$18,770	$24,689	$18,541
8/31/2021	$19,064	$25,393	$18,909
9/30/2021	$18,492	$24,254	$18,251
10/31/2021	$19,894	$25,894	$19,178
11/30/2021	$19,137	$25,500	$18,502
12/31/2021	$20,250	$26,504	$19,669
1/31/2022	$19,864	$24,945	$19,211
2/28/2022	$19,521	$24,317	$18,988
3/31/2022	$20,133	$25,105	$19,524
4/30/2022	$18,800	$22,852	$18,423
5/31/2022	$19,158	$22,822	$18,781
6/30/2022	$17,560	$20,912	$17,140
7/31/2022	$18,709	$22,874	$18,276
8/31/2022	$18,350	$22,021	$17,732
9/30/2022	$16,824	$19,979	$16,177
10/31/2022	$18,647	$21,617	$17,836
11/30/2022	$19,658	$22,745	$18,950
12/31/2022	$18,809	$21,414	$18,186
1/31/2023	$19,650	$22,888	$19,129
2/28/2023	$19,023	$22,353	$18,454
3/31/2023	$18,874	$22,951	$18,369
4/30/2023	$19,350	$23,196	$18,646
5/31/2023	$18,690	$23,286	$17,927
6/30/2023	$19,817	$24,876	$19,118
7/31/2023	$20,479	$25,768	$19,790
8/31/2023	$20,002	$25,270	$19,256
9/30/2023	$19,341	$24,067	$18,513
10/31/2023	$18,707	$23,429	$17,860
11/30/2023	$20,114	$25,613	$19,207
12/31/2023	$21,277	$26,972	$20,271
1/31/2024	$21,610	$27,271	$20,292
2/29/2024	$22,626	$28,747	$21,041
3/31/2024	$23,922	$29,674	$22,092
4/30/2024	$23,038	$28,369	$21,149
5/31/2024	$23,588	$29,709	$21,819
6/30/2024	$23,570	$30,629	$21,614
7/31/2024	$24,424	$31,198	$22,719
8/31/2024	$25,010	$31,877	$23,328
9/30/2024	$25,292	$32,537	$23,652
10/31/2024	$25,225	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	34.84%	11.61%	9.69%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,922,054,984
Number of Portfolio Holdings	45
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,352,747

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	19.0%
Financials	18.3
Industrials	15.3
Energy	7.9
Communication Services	7.8
Information Technology	7.1
Consumer Staples	6.5
Materials	5.5
Consumer Discretionary	3.8
Real Estate	3.6
Utilities	2.5
Repurchase Agreement	2.3
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Cap Value

Class I

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	4.1
Wells Fargo & Co.	3.5
Blackrock, Inc.	3.2
AbbVie, Inc.	3.0
Parker-Hannifin Corp.	2.9
UnitedHealth Group, Inc.	2.9
Boston Scientific Corp.	2.8
Hartford Financial Services Group, Inc.	2.7
RTX Corp.	2.7

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Cap Value

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Large Cap Value

Class I2

TWQZX

October 31, 2024

Fund Overview

Transamerica Large Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$74	0.63%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, U.S. equity markets posted strong absolute returns, pushing some market benchmarks to new all-time highs. Despite periods of volatility over the period, the rally in U.S. equity markets reflected increased enthusiasm by investors that the U.S. Federal Reserve (“Fed”) will successfully navigate a soft landing.

Strong stock selection drove the Fund’s outperformance, while sector allocation detracted from performance. Stock selection was strongest in the technology, healthcare, and manufacturing sectors, which contributed most to performance, while we realized negative stock selection in energy, utilities, and real estate. An overweight to healthcare, which lagged the benchmark over the period, drove negative sector allocation impacts. In addition, an underweight to financials also detracted from performance as the sector materially outpaced the benchmark. Cash was also a drag on performance given the strong absolute returns of the market.

At the stock level, the top contributor over the period was Broadcom, Inc. (“Broadcom”). Shares of Broadcom, a provider of semiconductor components and enterprise software solutions, rallied given it is uniquely positioned within the Artificial Intelligence landscape. The largest detractor in the Fund was Schlumberger NV (“SLB”). Shares of SLB, an oilfield services company that holds the most international exposure within the oilfield services group, underperformed in the period, fueled by softness in oil prices. Weak oil prices caused delays in expected production increases from Saudi/OPEC markets, which also contributed to weaker performance.

Transamerica Large Cap Value

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,307	$10,242	$10,205
12/31/2014	$10,291	$10,242	$10,267
1/31/2015	$9,832	$9,957	$9,857
2/28/2015	$10,685	$10,534	$10,334
3/31/2015	$10,532	$10,427	$10,193
4/30/2015	$10,631	$10,474	$10,289
5/31/2015	$10,755	$10,619	$10,412
6/30/2015	$10,712	$10,441	$10,204
7/31/2015	$10,728	$10,616	$10,249
8/31/2015	$10,108	$9,975	$9,639
9/30/2015	$9,693	$9,684	$9,348
10/31/2015	$10,590	$10,449	$10,053
11/30/2015	$10,772	$10,507	$10,091
12/31/2015	$10,546	$10,291	$9,874
1/31/2016	$10,008	$9,711	$9,364
2/29/2016	$10,212	$9,707	$9,362
3/31/2016	$10,891	$10,391	$10,036
4/30/2016	$11,171	$10,455	$10,247
5/31/2016	$11,470	$10,642	$10,406
6/30/2016	$11,274	$10,664	$10,496
7/31/2016	$11,826	$11,087	$10,801
8/31/2016	$12,089	$11,116	$10,884
9/30/2016	$11,994	$11,133	$10,861
10/31/2016	$11,675	$10,892	$10,693
11/30/2016	$12,342	$11,380	$11,304
12/31/2016	$12,864	$11,602	$11,587
1/31/2017	$12,721	$11,820	$11,669
2/28/2017	$13,211	$12,260	$12,089
3/31/2017	$13,247	$12,268	$11,965
4/30/2017	$13,329	$12,398	$11,943
5/31/2017	$13,258	$12,525	$11,931
6/30/2017	$13,556	$12,638	$12,126
7/31/2017	$13,783	$12,876	$12,287
8/31/2017	$13,464	$12,901	$12,144
9/30/2017	$14,077	$13,216	$12,504
10/31/2017	$14,087	$13,504	$12,595
11/30/2017	$14,325	$13,914	$12,980
12/31/2017	$14,470	$14,053	$13,170
1/31/2018	$15,014	$14,794	$13,679
2/28/2018	$14,355	$14,249	$13,026
3/31/2018	$13,996	$13,963	$12,797
4/30/2018	$14,275	$14,016	$12,839
5/31/2018	$14,612	$14,412	$12,915
6/30/2018	$14,616	$14,506	$12,947
7/31/2018	$15,153	$14,987	$13,460
8/31/2018	$15,351	$15,514	$13,659
9/30/2018	$15,369	$15,539	$13,686
10/31/2018	$14,222	$14,395	$12,977
11/30/2018	$14,374	$14,683	$13,364
12/31/2018	$12,978	$13,317	$12,081
1/31/2019	$14,309	$14,460	$13,021
2/28/2019	$14,675	$14,968	$13,437
3/31/2019	$14,744	$15,187	$13,523
4/30/2019	$15,308	$15,793	$14,003
5/31/2019	$13,800	$14,771	$13,102
6/30/2019	$14,784	$15,809	$14,043
7/31/2019	$14,930	$16,044	$14,159
8/31/2019	$13,901	$15,717	$13,743
9/30/2019	$14,701	$15,993	$14,233
10/31/2019	$14,635	$16,337	$14,432
11/30/2019	$14,861	$16,958	$14,878
12/31/2019	$15,324	$17,447	$15,288
1/31/2020	$14,735	$17,428	$14,959
2/29/2020	$13,159	$16,002	$13,510
3/31/2020	$10,445	$13,801	$11,201
4/30/2020	$11,854	$15,629	$12,460
5/31/2020	$12,518	$16,465	$12,887
6/30/2020	$12,566	$16,841	$12,802
7/31/2020	$12,760	$17,797	$13,308
8/31/2020	$13,302	$19,087	$13,858
9/30/2020	$12,936	$18,392	$13,518
10/31/2020	$12,783	$17,995	$13,340
11/30/2020	$14,932	$20,184	$15,135
12/31/2020	$15,519	$21,092	$15,715
1/31/2021	$15,548	$20,998	$15,571
2/28/2021	$16,432	$21,654	$16,512
3/31/2021	$17,549	$22,431	$17,484
4/30/2021	$18,351	$23,587	$18,183
5/31/2021	$18,745	$23,695	$18,607
6/30/2021	$18,619	$24,279	$18,394
7/31/2021	$18,858	$24,689	$18,541
8/31/2021	$19,169	$25,393	$18,909
9/30/2021	$18,597	$24,254	$18,251
10/31/2021	$19,995	$25,894	$19,178
11/30/2021	$19,233	$25,500	$18,502
12/31/2021	$20,358	$26,504	$19,669
1/31/2022	$19,969	$24,945	$19,211
2/28/2022	$19,624	$24,317	$18,988
3/31/2022	$20,244	$25,105	$19,524
4/30/2022	$18,887	$22,852	$18,423
5/31/2022	$19,234	$22,822	$18,781
6/30/2022	$17,642	$20,912	$17,140
7/31/2022	$18,786	$22,874	$18,276
8/31/2022	$18,424	$22,021	$17,732
9/30/2022	$16,890	$19,979	$16,177
10/31/2022	$18,722	$21,617	$17,836
11/30/2022	$19,739	$22,745	$18,950
12/31/2022	$18,889	$21,414	$18,186
1/31/2023	$19,737	$22,888	$19,129
2/28/2023	$19,105	$22,353	$18,454
3/31/2023	$18,960	$22,951	$18,369
4/30/2023	$19,424	$23,196	$18,646
5/31/2023	$18,774	$23,286	$17,927
6/30/2023	$19,915	$24,876	$19,118
7/31/2023	$20,567	$25,768	$19,790
8/31/2023	$20,101	$25,270	$19,256
9/30/2023	$19,424	$24,067	$18,513
10/31/2023	$18,785	$23,429	$17,860
11/30/2023	$20,203	$25,613	$19,207
12/31/2023	$21,366	$26,972	$20,271
1/31/2024	$21,702	$27,271	$20,292
2/29/2024	$22,726	$28,747	$21,041
3/31/2024	$24,023	$29,674	$22,092
4/30/2024	$23,147	$28,369	$21,149
5/31/2024	$23,686	$29,709	$21,819
6/30/2024	$23,673	$30,629	$21,614
7/31/2024	$24,535	$31,198	$22,719
8/31/2024	$25,109	$31,877	$23,328
9/30/2024	$25,417	$32,537	$23,652
10/31/2024	$25,332	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	34.85%	11.60%	9.74%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,922,054,984
Number of Portfolio Holdings	45
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,352,747

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	19.0%
Financials	18.3
Industrials	15.3
Energy	7.9
Communication Services	7.8
Information Technology	7.1
Consumer Staples	6.5
Materials	5.5
Consumer Discretionary	3.8
Real Estate	3.6
Utilities	2.5
Repurchase Agreement	2.3
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Cap Value

Class I2

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	4.1
Wells Fargo & Co.	3.5
Blackrock, Inc.	3.2
AbbVie, Inc.	3.0
Parker-Hannifin Corp.	2.9
UnitedHealth Group, Inc.	2.9
Boston Scientific Corp.	2.8
Hartford Financial Services Group, Inc.	2.7
RTX Corp.	2.7

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Cap Value

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Large Cap Value

Class R6

TALCX

October 31, 2024

Fund Overview

Transamerica Large Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$74	0.63%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, U.S. equity markets posted strong absolute returns, pushing some market benchmarks to new all-time highs. Despite periods of volatility over the period, the rally in U.S. equity markets reflected increased enthusiasm by investors that the U.S. Federal Reserve (“Fed”) will successfully navigate a soft landing.

Strong stock selection drove the Fund’s outperformance, while sector allocation detracted from performance. Stock selection was strongest in the technology, healthcare, and manufacturing sectors, which contributed most to performance, while we realized negative stock selection in energy, utilities, and real estate. An overweight to healthcare, which lagged the benchmark over the period, drove negative sector allocation impacts. In addition, an underweight to financials also detracted from performance as the sector materially outpaced the benchmark. Cash was also a drag on performance given the strong absolute returns of the market.

At the stock level, the top contributor over the period was Broadcom, Inc. (“Broadcom”). Shares of Broadcom, a provider of semiconductor components and enterprise software solutions, rallied given it is uniquely positioned within the Artificial Intelligence landscape. The largest detractor in the Fund was Schlumberger NV (“SLB”). Shares of SLB, an oilfield services company that holds the most international exposure within the oilfield services group, underperformed in the period, fueled by softness in oil prices. Weak oil prices caused delays in expected production increases from Saudi/OPEC markets, which also contributed to weaker performance.

Transamerica Large Cap Value

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Value Index
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$9,940	$9,954
6/30/2015	$9,960	$9,774	$9,755
7/31/2015	$9,975	$9,937	$9,798
8/31/2015	$9,399	$9,337	$9,214
9/30/2015	$9,013	$9,065	$8,936
10/31/2015	$9,847	$9,781	$9,610
11/30/2015	$10,017	$9,835	$9,647
12/31/2015	$9,798	$9,633	$9,440
1/31/2016	$9,305	$9,090	$8,952
2/29/2016	$9,496	$9,087	$8,950
3/31/2016	$10,119	$9,727	$9,594
4/30/2016	$10,388	$9,787	$9,796
5/31/2016	$10,665	$9,962	$9,948
6/30/2016	$10,483	$9,983	$10,034
7/31/2016	$10,997	$10,379	$10,325
8/31/2016	$11,241	$10,405	$10,405
9/30/2016	$11,153	$10,422	$10,383
10/31/2016	$10,856	$10,196	$10,223
11/30/2016	$11,477	$10,652	$10,807
12/31/2016	$11,962	$10,860	$11,077
1/31/2017	$11,829	$11,065	$11,156
2/28/2017	$12,285	$11,476	$11,556
3/31/2017	$12,318	$11,484	$11,439
4/30/2017	$12,395	$11,606	$11,417
5/31/2017	$12,328	$11,724	$11,406
6/30/2017	$12,606	$11,830	$11,592
7/31/2017	$12,816	$12,053	$11,747
8/31/2017	$12,519	$12,077	$11,610
9/30/2017	$13,090	$12,371	$11,954
10/31/2017	$13,099	$12,641	$12,040
11/30/2017	$13,320	$13,025	$12,409
12/31/2017	$13,456	$13,155	$12,590
1/31/2018	$13,962	$13,848	$13,077
2/28/2018	$13,348	$13,338	$12,453
3/31/2018	$13,015	$13,070	$12,233
4/30/2018	$13,274	$13,120	$12,274
5/31/2018	$13,587	$13,490	$12,347
6/30/2018	$13,591	$13,579	$12,377
7/31/2018	$14,090	$14,029	$12,867
8/31/2018	$14,274	$14,522	$13,057
9/30/2018	$14,291	$14,546	$13,083
10/31/2018	$13,225	$13,475	$12,406
11/30/2018	$13,377	$13,745	$12,776
12/31/2018	$12,080	$12,465	$11,549
1/31/2019	$13,306	$13,535	$12,448
2/28/2019	$13,646	$14,011	$12,846
3/31/2019	$13,711	$14,216	$12,928
4/30/2019	$14,235	$14,784	$13,386
5/31/2019	$12,832	$13,827	$12,526
6/30/2019	$13,748	$14,798	$13,425
7/31/2019	$13,883	$15,018	$13,536
8/31/2019	$12,938	$14,712	$13,138
9/30/2019	$13,670	$14,970	$13,607
10/31/2019	$13,609	$15,293	$13,797
11/30/2019	$13,818	$15,874	$14,223
12/31/2019	$14,250	$16,332	$14,615
1/31/2020	$13,701	$16,314	$14,300
2/29/2020	$12,236	$14,979	$12,915
3/31/2020	$9,713	$12,919	$10,708
4/30/2020	$11,023	$14,630	$11,912
5/31/2020	$11,640	$15,412	$12,320
6/30/2020	$11,685	$15,764	$12,238
7/31/2020	$11,865	$16,660	$12,722
8/31/2020	$12,369	$17,867	$13,248
9/30/2020	$12,029	$17,216	$12,923
10/31/2020	$11,886	$16,844	$12,753
11/30/2020	$13,885	$18,894	$14,469
12/31/2020	$14,431	$19,744	$15,023
1/31/2021	$14,457	$19,656	$14,886
2/28/2021	$15,280	$20,270	$15,785
3/31/2021	$16,318	$20,997	$16,714
4/30/2021	$17,064	$22,079	$17,383
5/31/2021	$17,430	$22,180	$17,788
6/30/2021	$17,313	$22,727	$17,585
7/31/2021	$17,549	$23,111	$17,725
8/31/2021	$17,824	$23,770	$18,077
9/30/2021	$17,293	$22,704	$17,447
10/31/2021	$18,593	$24,239	$18,333
11/30/2021	$17,897	$23,870	$17,687
12/31/2021	$18,931	$24,810	$18,803
1/31/2022	$18,569	$23,350	$18,365
2/28/2022	$18,248	$22,762	$18,152
3/31/2022	$18,825	$23,500	$18,664
4/30/2022	$17,563	$21,391	$17,612
5/31/2022	$17,898	$21,363	$17,954
6/30/2022	$16,405	$19,576	$16,385
7/31/2022	$17,469	$21,412	$17,472
8/31/2022	$17,132	$20,613	$16,951
9/30/2022	$15,706	$18,702	$15,465
10/31/2022	$17,409	$20,235	$17,051
11/30/2022	$18,355	$21,291	$18,116
12/31/2022	$17,564	$20,045	$17,386
1/31/2023	$18,352	$21,425	$18,287
2/28/2023	$17,764	$20,925	$17,642
3/31/2023	$17,629	$21,484	$17,561
4/30/2023	$18,061	$21,713	$17,825
5/31/2023	$17,457	$21,797	$17,138
6/30/2023	$18,517	$23,286	$18,276
7/31/2023	$19,138	$24,121	$18,919
8/31/2023	$18,691	$23,655	$18,408
9/30/2023	$18,061	$22,528	$17,698
10/31/2023	$17,467	$21,931	$17,073
11/30/2023	$18,786	$23,976	$18,362
12/31/2023	$19,866	$25,248	$19,379
1/31/2024	$20,178	$25,528	$19,399
2/29/2024	$21,146	$26,909	$20,114
3/31/2024	$22,336	$27,777	$21,120
4/30/2024	$21,521	$26,555	$20,218
5/31/2024	$22,023	$27,810	$20,859
6/30/2024	$22,026	$28,671	$20,662
7/31/2024	$22,828	$29,204	$21,719
8/31/2024	$23,362	$29,839	$22,301
9/30/2024	$23,632	$30,457	$22,611
10/31/2024	$23,569	$30,233	$22,362

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	34.94%	11.61%	9.52%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.45%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.91%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,922,054,984
Number of Portfolio Holdings	45
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,352,747

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	19.0%
Financials	18.3
Industrials	15.3
Energy	7.9
Communication Services	7.8
Information Technology	7.1
Consumer Staples	6.5
Materials	5.5
Consumer Discretionary	3.8
Real Estate	3.6
Utilities	2.5
Repurchase Agreement	2.3
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Cap Value

Class R6

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	4.1
Wells Fargo & Co.	3.5
Blackrock, Inc.	3.2
AbbVie, Inc.	3.0
Parker-Hannifin Corp.	2.9
UnitedHealth Group, Inc.	2.9
Boston Scientific Corp.	2.8
Hartford Financial Services Group, Inc.	2.7
RTX Corp.	2.7

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Cap Value

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Large Core ESG

Class A

TLACX

October 31, 2024

Fund Overview

Transamerica Large Core ESG (the "Fund") seeks to provide capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$115	0.98%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the S&P 500® Index, for the fiscal year ended October 31, 2024. The Fund’s portfolio is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio

The Fund’s underperformance during the fiscal year was largely due to the underperformance of MSCI higher-rated environmental, social and governance (“ESG”) stocks, which were overweighted.

The largest detracting sectors were materials and communication services. Top performing sectors were information technology and financials. From our proprietary growth category perspective, high cyclical growth stocks underperformed, while exceptional growth stocks outperformed. Among individual holdings, overweights to QUALCOMM, Inc. and Lululemon Athletica, Inc. detracted most, while Intel Corp. (underweight) and NVIDIA Corp. (overweight) led contributors.

Transamerica Large Core ESG

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	S&P 500® Index
3/1/2023	$10,000	$10,000
3/31/2023	$10,267	$10,336
4/30/2023	$10,386	$10,497
5/31/2023	$10,416	$10,543
6/30/2023	$11,095	$11,239
7/31/2023	$11,464	$11,600
8/31/2023	$11,285	$11,416
9/30/2023	$10,774	$10,871
10/31/2023	$10,554	$10,643
11/30/2023	$11,453	$11,615
12/31/2023	$11,986	$12,142
1/31/2024	$12,243	$12,347
2/29/2024	$12,875	$13,006
3/31/2024	$13,374	$13,424
4/30/2024	$12,762	$12,876
5/31/2024	$13,310	$13,514
6/30/2024	$13,732	$13,999
7/31/2024	$13,882	$14,170
8/31/2024	$14,151	$14,513
9/30/2024	$14,375	$14,823
10/31/2024	$14,288	$14,689

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/1/23
Class A with Load	27.88%	24.37%
Class A	35.38%	24.37%
S&P 500®IndexFootnote Reference(a)	38.02%	26.50%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$193,926,965
Number of Portfolio Holdings	112
Portfolio Turnover Rate	105%
Total Advisory Fees Paid (net of waivers and reimbursements)	$881,483

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.9%
Financials	14.1
Health Care	11.4
Consumer Discretionary	10.2
Communication Services	8.0
Industrials	7.4
Consumer Staples	5.5
Energy	4.5
Materials	3.1
Real Estate	1.5
Utilities	1.5
Exchange-Traded Funds	0.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Core ESG

Class A

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	7.6%
Microsoft Corp.	6.8
Apple, Inc.	5.6
Amazon.com, Inc.	2.4
JPMorgan Chase & Co.	2.3
Meta Platforms, Inc., Class A	1.9
Mastercard, Inc., Class A	1.8
Johnson & Johnson	1.7
Alphabet, Inc., Class A	1.6
Chevron Corp.	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Core ESG

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Large Core ESG

Class I3

TLATX

October 31, 2024

Fund Overview

Transamerica Large Core ESG (the "Fund") seeks to provide capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$66	0.56%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the S&P 500® Index, for the fiscal year ended October 31, 2024. The Fund’s portfolio is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio

The Fund’s underperformance during the fiscal year was largely due to the underperformance of MSCI higher-rated environmental, social and governance (“ESG”) stocks, which were overweighted.

The largest detracting sectors were materials and communication services. Top performing sectors were information technology and financials. From our proprietary growth category perspective, high cyclical growth stocks underperformed, while exceptional growth stocks outperformed. Among individual holdings, overweights to QUALCOMM, Inc. and Lululemon Athletica, Inc. detracted most, while Intel Corp. (underweight) and NVIDIA Corp. (overweight) led contributors.

Transamerica Large Core ESG

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	S&P 500® Index
3/10/2017	$10,000	$10,000
3/31/2017	$9,956	$10,000
4/30/2017	$9,996	$10,102
5/31/2017	$10,116	$10,245
6/30/2017	$10,212	$10,308
7/31/2017	$10,423	$10,520
8/31/2017	$10,443	$10,553
9/30/2017	$10,756	$10,770
10/31/2017	$11,109	$11,022
11/30/2017	$11,522	$11,360
12/31/2017	$11,704	$11,486
1/31/2018	$12,251	$12,144
2/28/2018	$11,714	$11,696
3/31/2018	$11,589	$11,399
4/30/2018	$11,674	$11,443
5/31/2018	$11,906	$11,718
6/30/2018	$11,795	$11,790
7/31/2018	$12,239	$12,229
8/31/2018	$12,577	$12,627
9/30/2018	$12,646	$12,699
10/31/2018	$11,797	$11,831
11/30/2018	$11,988	$12,072
12/31/2018	$10,934	$10,982
1/31/2019	$11,763	$11,862
2/28/2019	$12,165	$12,243
3/31/2019	$12,290	$12,481
4/30/2019	$12,732	$12,987
5/31/2019	$11,861	$12,161
6/30/2019	$12,675	$13,018
7/31/2019	$12,832	$13,206
8/31/2019	$12,506	$12,996
9/30/2019	$12,777	$13,240
10/31/2019	$13,039	$13,526
11/30/2019	$13,524	$14,017
12/31/2019	$13,895	$14,440
1/31/2020	$13,869	$14,435
2/29/2020	$12,707	$13,246
3/31/2020	$11,065	$11,610
4/30/2020	$12,509	$13,099
5/31/2020	$13,106	$13,723
6/30/2020	$13,364	$13,996
7/31/2020	$14,082	$14,785
8/31/2020	$15,053	$15,847
9/30/2020	$14,433	$15,245
10/31/2020	$14,032	$14,840
11/30/2020	$15,526	$16,464
12/31/2020	$16,069	$17,097
1/31/2021	$16,026	$16,925
2/28/2021	$16,344	$17,391
3/31/2021	$17,191	$18,153
4/30/2021	$18,136	$19,122
5/31/2021	$18,237	$19,255
6/30/2021	$18,638	$19,705
7/31/2021	$19,060	$20,173
8/31/2021	$19,715	$20,786
9/30/2021	$18,734	$19,820
10/31/2021	$19,959	$21,208
11/30/2021	$19,857	$21,061
12/31/2021	$20,845	$22,005
1/31/2022	$19,909	$20,866
2/28/2022	$19,365	$20,242
3/31/2022	$20,015	$20,993
4/30/2022	$18,378	$19,163
5/31/2022	$18,464	$19,198
6/30/2022	$16,877	$17,613
7/31/2022	$18,398	$19,237
8/31/2022	$17,732	$18,453
9/30/2022	$16,127	$16,753
10/31/2022	$17,448	$18,109
11/30/2022	$18,443	$19,121
12/31/2022	$17,382	$18,020
1/31/2023	$18,524	$19,152
2/28/2023	$18,162	$18,685
3/31/2023	$18,705	$19,371
4/30/2023	$18,923	$19,673
5/31/2023	$18,996	$19,759
6/30/2023	$20,241	$21,064
7/31/2023	$20,915	$21,741
8/31/2023	$20,587	$21,395
9/30/2023	$19,648	$20,375
10/31/2023	$19,265	$19,946
11/30/2023	$20,927	$21,768
12/31/2023	$21,901	$22,757
1/31/2024	$22,372	$23,139
2/29/2024	$23,549	$24,375
3/31/2024	$24,446	$25,159
4/30/2024	$23,364	$24,131
5/31/2024	$24,367	$25,328
6/30/2024	$25,149	$26,237
7/31/2024	$25,445	$26,556
8/31/2024	$25,938	$27,200
9/30/2024	$26,368	$27,781
10/31/2024	$26,210	$27,529

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I3	36.05%	14.99%	13.43%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	14.16%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$193,926,965
Number of Portfolio Holdings	112
Portfolio Turnover Rate	105%
Total Advisory Fees Paid (net of waivers and reimbursements)	$881,483

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.9%
Financials	14.1
Health Care	11.4
Consumer Discretionary	10.2
Communication Services	8.0
Industrials	7.4
Consumer Staples	5.5
Energy	4.5
Materials	3.1
Real Estate	1.5
Utilities	1.5
Exchange-Traded Funds	0.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Core ESG

Class I3

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	7.6%
Microsoft Corp.	6.8
Apple, Inc.	5.6
Amazon.com, Inc.	2.4
JPMorgan Chase & Co.	2.3
Meta Platforms, Inc., Class A	1.9
Mastercard, Inc., Class A	1.8
Johnson & Johnson	1.7
Alphabet, Inc., Class A	1.6
Chevron Corp.	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Core ESG

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Large Core ESG

Class R

TLARX

October 31, 2024

Fund Overview

Transamerica Large Core ESG (the "Fund") seeks to provide capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$121	1.03%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the S&P 500® Index, for the fiscal year ended October 31, 2024. The Fund’s portfolio is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio

The Fund’s underperformance during the fiscal year was largely due to the underperformance of MSCI higher-rated environmental, social and governance (“ESG”) stocks, which were overweighted.

The largest detracting sectors were materials and communication services. Top performing sectors were information technology and financials. From our proprietary growth category perspective, high cyclical growth stocks underperformed, while exceptional growth stocks outperformed. Among individual holdings, overweights to QUALCOMM, Inc. and Lululemon Athletica, Inc. detracted most, while Intel Corp. (underweight) and NVIDIA Corp. (overweight) led contributors.

Transamerica Large Core ESG

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	S&P 500® Index
3/10/2017	$10,000	$10,000
3/31/2017	$9,953	$10,000
4/30/2017	$9,993	$10,102
5/31/2017	$10,113	$10,245
6/30/2017	$10,197	$10,308
7/31/2017	$10,398	$10,520
8/31/2017	$10,418	$10,553
9/30/2017	$10,727	$10,770
10/31/2017	$11,068	$11,022
11/30/2017	$11,481	$11,360
12/31/2017	$11,658	$11,486
1/31/2018	$12,192	$12,144
2/28/2018	$11,658	$11,696
3/31/2018	$11,528	$11,399
4/30/2018	$11,612	$11,443
5/31/2018	$11,833	$11,718
6/30/2018	$11,717	$11,790
7/31/2018	$12,159	$12,229
8/31/2018	$12,485	$12,627
9/30/2018	$12,548	$12,699
10/31/2018	$11,695	$11,831
11/30/2018	$11,885	$12,072
12/31/2018	$10,832	$10,982
1/31/2019	$11,653	$11,862
2/28/2019	$12,051	$12,243
3/31/2019	$12,173	$12,481
4/30/2019	$12,598	$12,987
5/31/2019	$11,723	$12,161
6/30/2019	$12,527	$13,018
7/31/2019	$12,682	$13,206
8/31/2019	$12,359	$12,996
9/30/2019	$12,612	$13,240
10/31/2019	$12,870	$13,526
11/30/2019	$13,336	$14,017
12/31/2019	$13,698	$14,440
1/31/2020	$13,672	$14,435
2/29/2020	$12,515	$13,246
3/31/2020	$10,891	$11,610
4/30/2020	$12,312	$13,099
5/31/2020	$12,899	$13,723
6/30/2020	$13,151	$13,996
7/31/2020	$13,843	$14,785
8/31/2020	$14,798	$15,847
9/30/2020	$14,183	$15,245
10/31/2020	$13,777	$14,840
11/30/2020	$15,244	$16,464
12/31/2020	$15,771	$17,097
1/31/2021	$15,729	$16,925
2/28/2021	$16,027	$17,391
3/31/2021	$16,852	$18,153
4/30/2021	$17,763	$19,122
5/31/2021	$17,862	$19,255
6/30/2021	$18,246	$19,705
7/31/2021	$18,645	$20,173
8/31/2021	$19,272	$20,786
9/30/2021	$18,317	$19,820
10/31/2021	$19,514	$21,208
11/30/2021	$19,386	$21,061
12/31/2021	$20,351	$22,005
1/31/2022	$19,422	$20,866
2/28/2022	$18,891	$20,242
3/31/2022	$19,518	$20,993
4/30/2022	$17,924	$19,163
5/31/2022	$17,990	$19,198
6/30/2022	$16,438	$17,613
7/31/2022	$17,919	$19,237
8/31/2022	$17,254	$18,453
9/30/2022	$15,687	$16,753
10/31/2022	$16,971	$18,109
11/30/2022	$17,938	$19,121
12/31/2022	$16,886	$18,020
1/31/2023	$17,994	$19,152
2/28/2023	$17,625	$18,685
3/31/2023	$18,147	$19,371
4/30/2023	$18,341	$19,673
5/31/2023	$18,429	$19,759
6/30/2023	$19,612	$21,064
7/31/2023	$20,265	$21,741
8/31/2023	$19,947	$21,395
9/30/2023	$19,032	$20,375
10/31/2023	$18,643	$19,946
11/30/2023	$20,232	$21,768
12/31/2023	$21,184	$22,757
1/31/2024	$21,620	$23,139
2/29/2024	$22,738	$24,375
3/31/2024	$23,615	$25,159
4/30/2024	$22,553	$24,131
5/31/2024	$23,521	$25,328
6/30/2024	$24,247	$26,237
7/31/2024	$24,532	$26,556
8/31/2024	$24,987	$27,200
9/30/2024	$25,393	$27,781
10/31/2024	$25,241	$27,529

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R	35.39%	14.42%	12.87%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	14.16%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$193,926,965
Number of Portfolio Holdings	112
Portfolio Turnover Rate	105%
Total Advisory Fees Paid (net of waivers and reimbursements)	$881,483

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.9%
Financials	14.1
Health Care	11.4
Consumer Discretionary	10.2
Communication Services	8.0
Industrials	7.4
Consumer Staples	5.5
Energy	4.5
Materials	3.1
Real Estate	1.5
Utilities	1.5
Exchange-Traded Funds	0.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Core ESG

Class R

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	7.6%
Microsoft Corp.	6.8
Apple, Inc.	5.6
Amazon.com, Inc.	2.4
JPMorgan Chase & Co.	2.3
Meta Platforms, Inc., Class A	1.9
Mastercard, Inc., Class A	1.8
Johnson & Johnson	1.7
Alphabet, Inc., Class A	1.6
Chevron Corp.	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Core ESG

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Large Core ESG

Class R4

TLAFX

October 31, 2024

Fund Overview

Transamerica Large Core ESG (the "Fund") seeks to provide capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$95	0.81%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the S&P 500® Index, for the fiscal year ended October 31, 2024. The Fund’s portfolio is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio

The Fund’s underperformance during the fiscal year was largely due to the underperformance of MSCI higher-rated environmental, social and governance (“ESG”) stocks, which were overweighted.

The largest detracting sectors were materials and communication services. Top performing sectors were information technology and financials. From our proprietary growth category perspective, high cyclical growth stocks underperformed, while exceptional growth stocks outperformed. Among individual holdings, overweights to QUALCOMM, Inc. and Lululemon Athletica, Inc. detracted most, while Intel Corp. (underweight) and NVIDIA Corp. (overweight) led contributors.

Transamerica Large Core ESG

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	S&P 500® Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,289	$10,269
12/31/2014	$10,254	$10,243
1/31/2015	$10,047	$9,936
2/28/2015	$10,667	$10,507
3/31/2015	$10,574	$10,340
4/30/2015	$10,519	$10,440
5/31/2015	$10,712	$10,574
6/30/2015	$10,460	$10,369
7/31/2015	$10,598	$10,586
8/31/2015	$9,961	$9,948
9/30/2015	$9,628	$9,702
10/31/2015	$10,446	$10,520
11/30/2015	$10,391	$10,551
12/31/2015	$10,150	$10,385
1/31/2016	$9,342	$9,869
2/29/2016	$9,384	$9,856
3/31/2016	$10,028	$10,525
4/30/2016	$9,916	$10,566
5/31/2016	$9,986	$10,755
6/30/2016	$9,881	$10,783
7/31/2016	$10,288	$11,181
8/31/2016	$10,373	$11,196
9/30/2016	$10,421	$11,199
10/31/2016	$10,210	$10,994
11/30/2016	$10,732	$11,401
12/31/2016	$10,941	$11,627
1/31/2017	$11,054	$11,847
2/28/2017	$11,521	$12,318
3/31/2017	$11,470	$12,332
4/30/2017	$11,516	$12,459
5/31/2017	$11,654	$12,634
6/30/2017	$11,758	$12,713
7/31/2017	$12,000	$12,974
8/31/2017	$12,023	$13,014
9/30/2017	$12,376	$13,283
10/31/2017	$12,770	$13,593
11/30/2017	$13,246	$14,009
12/31/2017	$13,457	$14,165
1/31/2018	$14,086	$14,976
2/28/2018	$13,469	$14,424
3/31/2018	$13,317	$14,058
4/30/2018	$13,414	$14,112
5/31/2018	$13,668	$14,451
6/30/2018	$13,542	$14,540
7/31/2018	$14,052	$15,081
8/31/2018	$14,428	$15,573
9/30/2018	$14,510	$15,662
10/31/2018	$13,537	$14,591
11/30/2018	$13,756	$14,888
12/31/2018	$12,533	$13,544
1/31/2019	$13,484	$14,629
2/28/2019	$13,944	$15,099
3/31/2019	$14,094	$15,393
4/30/2019	$14,586	$16,016
5/31/2019	$13,588	$14,998
6/30/2019	$14,508	$16,055
7/31/2019	$14,688	$16,286
8/31/2019	$14,314	$16,028
9/30/2019	$14,610	$16,328
10/31/2019	$14,910	$16,681
11/30/2019	$15,465	$17,287
12/31/2019	$15,876	$17,809
1/31/2020	$15,846	$17,802
2/29/2020	$14,520	$16,336
3/31/2020	$12,633	$14,319
4/30/2020	$14,282	$16,154
5/31/2020	$14,963	$16,923
6/30/2020	$15,248	$17,260
7/31/2020	$16,067	$18,233
8/31/2020	$17,175	$19,544
9/30/2020	$16,472	$18,801
10/31/2020	$16,000	$18,301
11/30/2020	$17,704	$20,305
12/31/2020	$18,310	$21,085
1/31/2021	$18,260	$20,872
2/28/2021	$18,623	$21,448
3/31/2021	$19,593	$22,387
4/30/2021	$20,652	$23,582
5/31/2021	$20,768	$23,747
6/30/2021	$21,211	$24,301
7/31/2021	$21,691	$24,878
8/31/2021	$22,437	$25,635
9/30/2021	$21,323	$24,443
10/31/2021	$22,701	$26,155
11/30/2021	$22,585	$25,974
12/31/2021	$23,690	$27,138
1/31/2022	$22,627	$25,734
2/28/2022	$22,009	$24,963
3/31/2022	$22,753	$25,890
4/30/2022	$20,875	$23,632
5/31/2022	$20,971	$23,676
6/30/2022	$19,156	$21,721
7/31/2022	$20,903	$23,724
8/31/2022	$20,126	$22,757
9/30/2022	$18,312	$20,661
10/31/2022	$19,811	$22,334
11/30/2022	$20,940	$23,582
12/31/2022	$19,703	$22,223
1/31/2023	$21,017	$23,619
2/28/2023	$20,586	$23,043
3/31/2023	$21,209	$23,889
4/30/2023	$21,436	$24,262
5/31/2023	$21,518	$24,367
6/30/2023	$22,934	$25,977
7/31/2023	$23,697	$26,812
8/31/2023	$23,305	$26,385
9/30/2023	$22,249	$25,127
10/31/2023	$21,815	$24,599
11/30/2023	$23,675	$26,845
12/31/2023	$24,780	$28,065
1/31/2024	$25,313	$28,536
2/29/2024	$26,622	$30,060
3/31/2024	$27,664	$31,027
4/30/2024	$26,420	$29,760
5/31/2024	$27,553	$31,236
6/30/2024	$28,421	$32,356
7/31/2024	$28,732	$32,750
8/31/2024	$29,289	$33,545
9/30/2024	$29,780	$34,261
10/31/2024	$29,601	$33,950

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R4	35.69%	14.70%	11.46%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$193,926,965
Number of Portfolio Holdings	112
Portfolio Turnover Rate	105%
Total Advisory Fees Paid (net of waivers and reimbursements)	$881,483

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.9%
Financials	14.1
Health Care	11.4
Consumer Discretionary	10.2
Communication Services	8.0
Industrials	7.4
Consumer Staples	5.5
Energy	4.5
Materials	3.1
Real Estate	1.5
Utilities	1.5
Exchange-Traded Funds	0.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Core ESG

Class R4

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	7.6%
Microsoft Corp.	6.8
Apple, Inc.	5.6
Amazon.com, Inc.	2.4
JPMorgan Chase & Co.	2.3
Meta Platforms, Inc., Class A	1.9
Mastercard, Inc., Class A	1.8
Johnson & Johnson	1.7
Alphabet, Inc., Class A	1.6
Chevron Corp.	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Core ESG

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Large Core ESG

Class R6

TLASX

October 31, 2024

Fund Overview

Transamerica Large Core ESG (the "Fund") seeks to provide capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$64	0.54%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the S&P 500® Index, for the fiscal year ended October 31, 2024. The Fund’s portfolio is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio

The Fund’s underperformance during the fiscal year was largely due to the underperformance of MSCI higher-rated environmental, social and governance (“ESG”) stocks, which were overweighted.

The largest detracting sectors were materials and communication services. Top performing sectors were information technology and financials. From our proprietary growth category perspective, high cyclical growth stocks underperformed, while exceptional growth stocks outperformed. Among individual holdings, overweights to QUALCOMM, Inc. and Lululemon Athletica, Inc. detracted most, while Intel Corp. (underweight) and NVIDIA Corp. (overweight) led contributors.

Transamerica Large Core ESG

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	S&P 500® Index
3/1/2023	$10,000	$10,000
3/31/2023	$10,269	$10,336
4/30/2023	$10,388	$10,497
5/31/2023	$10,428	$10,543
6/30/2023	$11,116	$11,239
7/31/2023	$11,485	$11,600
8/31/2023	$11,306	$11,416
9/30/2023	$10,792	$10,871
10/31/2023	$10,582	$10,643
11/30/2023	$11,492	$11,615
12/31/2023	$12,025	$12,142
1/31/2024	$12,294	$12,347
2/29/2024	$12,928	$13,006
3/31/2024	$13,429	$13,424
4/30/2024	$12,826	$12,876
5/31/2024	$13,386	$13,514
6/30/2024	$13,804	$13,999
7/31/2024	$13,977	$14,170
8/31/2024	$14,246	$14,513
9/30/2024	$14,484	$14,823
10/31/2024	$14,397	$14,689

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/1/23
Class R6	36.06%	24.93%
S&P 500®IndexFootnote Reference(a)	38.02%	26.50%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$193,926,965
Number of Portfolio Holdings	112
Portfolio Turnover Rate	105%
Total Advisory Fees Paid (net of waivers and reimbursements)	$881,483

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	31.9%
Financials	14.1
Health Care	11.4
Consumer Discretionary	10.2
Communication Services	8.0
Industrials	7.4
Consumer Staples	5.5
Energy	4.5
Materials	3.1
Real Estate	1.5
Utilities	1.5
Exchange-Traded Funds	0.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Core ESG

Class R6

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	7.6%
Microsoft Corp.	6.8
Apple, Inc.	5.6
Amazon.com, Inc.	2.4
JPMorgan Chase & Co.	2.3
Meta Platforms, Inc., Class A	1.9
Mastercard, Inc., Class A	1.8
Johnson & Johnson	1.7
Alphabet, Inc., Class A	1.6
Chevron Corp.	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Core ESG

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Large Growth

Class I3

TGWTX

October 31, 2024

Fund Overview

Transamerica Large Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$89	0.71%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

The Fund’s sleeve sub-advised by Wellington Management Company LLP underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

During the fiscal year, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong stock selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance.

The Fund’s largest relative detractors during the period included overweights in Estee Lauder Cos., Inc., a cosmetics company, and Lululemon Athletica, Inc., an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., an US-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a US-based energy company.

The Fund’s sleeve sub-advised by Morgan Stanley Investment Management outperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Narrow leadership of a select few mega-cap companies drove market results over the last 12-month period.

The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an enterprise analytics platform and Bitcoin developing company, an ecommerce solutions platform, and a global mobility and food delivery platform.

Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a cloud data platform, a life sciences tools and technology platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past year.

Transamerica Large Growth

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Russell 3000® Index	Russell 1000® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,060	$10,025	$10,075
4/30/2017	$10,340	$10,131	$10,305
5/31/2017	$10,700	$10,235	$10,573
6/30/2017	$10,604	$10,327	$10,545
7/31/2017	$11,044	$10,522	$10,825
8/31/2017	$11,225	$10,542	$11,024
9/30/2017	$11,288	$10,799	$11,167
10/31/2017	$11,749	$11,035	$11,600
11/30/2017	$12,039	$11,370	$11,952
12/31/2017	$12,129	$11,484	$12,045
1/31/2018	$13,195	$12,089	$12,898
2/28/2018	$12,934	$11,644	$12,560
3/31/2018	$12,581	$11,410	$12,216
4/30/2018	$12,686	$11,453	$12,258
5/31/2018	$13,303	$11,776	$12,796
6/30/2018	$13,411	$11,854	$12,919
7/31/2018	$13,652	$12,247	$13,298
8/31/2018	$14,385	$12,677	$14,025
9/30/2018	$14,458	$12,698	$14,104
10/31/2018	$13,034	$11,763	$12,842
11/30/2018	$13,181	$11,999	$12,979
12/31/2018	$12,101	$10,882	$11,863
1/31/2019	$13,344	$11,816	$12,929
2/28/2019	$13,930	$12,231	$13,392
3/31/2019	$14,234	$12,410	$13,773
4/30/2019	$14,901	$12,906	$14,395
5/31/2019	$13,854	$12,070	$13,486
6/30/2019	$14,845	$12,918	$14,412
7/31/2019	$15,029	$13,110	$14,738
8/31/2019	$14,753	$12,843	$14,625
9/30/2019	$14,753	$13,068	$14,627
10/31/2019	$15,064	$13,350	$15,039
11/30/2019	$16,088	$13,857	$15,706
12/31/2019	$16,272	$14,257	$16,180
1/31/2020	$16,956	$14,242	$16,542
2/29/2020	$16,286	$13,076	$15,415
3/31/2020	$14,666	$11,278	$13,899
4/30/2020	$17,347	$12,771	$15,955
5/31/2020	$19,568	$13,454	$17,026
6/30/2020	$21,063	$13,762	$17,768
7/31/2020	$22,906	$14,543	$19,135
8/31/2020	$25,029	$15,597	$21,109
9/30/2020	$24,722	$15,029	$20,116
10/31/2020	$23,786	$14,704	$19,433
11/30/2020	$27,404	$16,493	$21,423
12/31/2020	$28,216	$17,235	$22,408
1/31/2021	$28,232	$17,159	$22,242
2/28/2021	$29,105	$17,695	$22,237
3/31/2021	$28,119	$18,329	$22,619
4/30/2021	$29,606	$19,274	$24,158
5/31/2021	$28,976	$19,362	$23,824
6/30/2021	$31,547	$19,840	$25,319
7/31/2021	$31,983	$20,175	$26,153
8/31/2021	$32,873	$20,750	$27,131
9/30/2021	$30,932	$19,819	$25,611
10/31/2021	$33,245	$21,160	$27,830
11/30/2021	$32,468	$20,838	$28,000
12/31/2021	$31,029	$21,658	$28,592
1/31/2022	$26,409	$20,384	$26,138
2/28/2022	$25,642	$19,870	$25,028
3/31/2022	$25,481	$20,515	$26,007
4/30/2022	$21,143	$18,674	$22,866
5/31/2022	$19,166	$18,649	$22,335
6/30/2022	$17,491	$17,089	$20,565
7/31/2022	$19,711	$18,692	$23,034
8/31/2022	$19,529	$17,994	$21,961
9/30/2022	$17,572	$16,326	$19,826
10/31/2022	$18,218	$17,665	$20,985
11/30/2022	$18,399	$18,587	$21,941
12/31/2022	$16,791	$17,498	$20,261
1/31/2023	$18,958	$18,703	$21,950
2/28/2023	$18,365	$18,266	$21,689
3/31/2023	$19,326	$18,755	$23,172
4/30/2023	$18,815	$18,955	$23,400
5/31/2023	$20,185	$19,028	$24,467
6/30/2023	$21,781	$20,328	$26,140
7/31/2023	$23,028	$21,056	$27,021
8/31/2023	$21,822	$20,650	$26,778
9/30/2023	$20,615	$19,666	$25,322
10/31/2023	$19,531	$19,145	$24,961
11/30/2023	$22,231	$20,930	$27,682
12/31/2023	$24,112	$22,040	$28,908
1/31/2024	$23,744	$22,285	$29,629
2/29/2024	$26,035	$23,491	$31,651
3/31/2024	$26,525	$24,249	$32,208
4/30/2024	$24,644	$23,182	$30,842
5/31/2024	$24,910	$24,277	$32,688
6/30/2024	$26,300	$25,028	$34,892
7/31/2024	$26,198	$25,494	$34,299
8/31/2024	$27,446	$26,049	$35,013
9/30/2024	$28,591	$26,587	$36,005
10/31/2024	$29,450	$26,392	$35,886

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I3	50.79%	14.35%	15.17%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	18.19%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$467,150,412
Number of Portfolio Holdings	87
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,010,059

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	39.9%
Consumer Discretionary	23.2
Communication Services	14.1
Financials	9.7
Health Care	7.4
Industrials	1.9
Real Estate	1.2
Consumer Staples	0.9
Materials	0.5
Energy	0.2
Utilities	0.2
Repurchase Agreements	1.1
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Growth

Class I3

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	5.2%
NVIDIA Corp.	4.6
Cloudflare, Inc., Class A	4.3
Apple, Inc.	4.1
Tesla, Inc.	4.1
Trade Desk, Inc., Class A	4.1
MicroStrategy, Inc., Class A	3.9
Affirm Holdings, Inc.	3.5
Microsoft Corp.	3.4
Carvana Co.	3.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Growth

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Large Growth

Class R

TGWRX

October 31, 2024

Fund Overview

Transamerica Large Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$150	1.20%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

The Fund’s sleeve sub-advised by Wellington Management Company LLP underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

During the fiscal year, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong stock selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance.

The Fund’s largest relative detractors during the period included overweights in Estee Lauder Cos., Inc., a cosmetics company, and Lululemon Athletica, Inc., an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., an US-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a US-based energy company.

The Fund’s sleeve sub-advised by Morgan Stanley Investment Management outperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Narrow leadership of a select few mega-cap companies drove market results over the last 12-month period.

The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an enterprise analytics platform and Bitcoin developing company, an ecommerce solutions platform, and a global mobility and food delivery platform.

Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a cloud data platform, a life sciences tools and technology platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past year.

Transamerica Large Growth

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell 1000® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,060	$10,025	$10,075
4/30/2017	$10,330	$10,131	$10,305
5/31/2017	$10,690	$10,235	$10,573
6/30/2017	$10,590	$10,327	$10,545
7/31/2017	$11,020	$10,522	$10,825
8/31/2017	$11,200	$10,542	$11,024
9/30/2017	$11,250	$10,799	$11,167
10/31/2017	$11,710	$11,035	$11,600
11/30/2017	$11,990	$11,370	$11,952
12/31/2017	$12,083	$11,484	$12,045
1/31/2018	$13,124	$12,089	$12,898
2/28/2018	$12,864	$11,644	$12,560
3/31/2018	$12,499	$11,410	$12,216
4/30/2018	$12,604	$11,453	$12,258
5/31/2018	$13,208	$11,776	$12,796
6/30/2018	$13,322	$11,854	$12,919
7/31/2018	$13,551	$12,247	$13,298
8/31/2018	$14,260	$12,677	$14,025
9/30/2018	$14,333	$12,698	$14,104
10/31/2018	$12,926	$11,763	$12,842
11/30/2018	$13,062	$11,999	$12,979
12/31/2018	$11,990	$10,882	$11,863
1/31/2019	$13,215	$11,816	$12,929
2/28/2019	$13,798	$12,231	$13,392
3/31/2019	$14,096	$12,410	$13,773
4/30/2019	$14,748	$12,906	$14,395
5/31/2019	$13,695	$12,070	$13,486
6/30/2019	$14,679	$12,918	$14,412
7/31/2019	$14,862	$13,110	$14,738
8/31/2019	$14,576	$12,843	$14,625
9/30/2019	$14,565	$13,068	$14,627
10/31/2019	$14,874	$13,350	$15,039
11/30/2019	$15,880	$13,857	$15,706
12/31/2019	$16,052	$14,257	$16,180
1/31/2020	$16,720	$14,242	$16,542
2/29/2020	$16,038	$13,076	$15,415
3/31/2020	$14,452	$11,278	$13,899
4/30/2020	$17,068	$12,771	$15,955
5/31/2020	$19,265	$13,454	$17,026
6/30/2020	$20,712	$13,762	$17,768
7/31/2020	$22,520	$14,543	$19,135
8/31/2020	$24,607	$15,597	$21,109
9/30/2020	$24,287	$15,029	$20,116
10/31/2020	$23,355	$14,704	$19,433
11/30/2020	$26,902	$16,493	$21,423
12/31/2020	$27,695	$17,235	$22,408
1/31/2021	$27,695	$17,159	$22,242
2/28/2021	$28,535	$17,695	$22,237
3/31/2021	$27,550	$18,329	$22,619
4/30/2021	$29,003	$19,274	$24,158
5/31/2021	$28,389	$19,362	$23,824
6/30/2021	$30,875	$19,840	$25,319
7/31/2021	$31,294	$20,175	$26,153
8/31/2021	$32,150	$20,750	$27,131
9/30/2021	$30,245	$19,819	$25,611
10/31/2021	$32,489	$21,160	$27,830
11/30/2021	$31,730	$20,838	$28,000
12/31/2021	$30,309	$21,658	$28,592
1/31/2022	$25,774	$20,384	$26,138
2/28/2022	$25,025	$19,870	$25,028
3/31/2022	$24,842	$20,515	$26,007
4/30/2022	$20,631	$18,674	$22,866
5/31/2022	$18,688	$18,649	$22,335
6/30/2022	$17,048	$17,089	$20,565
7/31/2022	$19,194	$18,692	$23,034
8/31/2022	$19,011	$17,994	$21,961
9/30/2022	$17,088	$16,326	$19,826
10/31/2022	$17,716	$17,665	$20,985
11/30/2022	$17,878	$18,587	$21,941
12/31/2022	$16,324	$17,498	$20,261
1/31/2023	$18,398	$18,703	$21,950
2/28/2023	$17,823	$18,266	$21,689
3/31/2023	$18,747	$18,755	$23,172
4/30/2023	$18,254	$18,955	$23,400
5/31/2023	$19,568	$19,028	$24,467
6/30/2023	$21,108	$20,328	$26,140
7/31/2023	$22,299	$21,056	$27,021
8/31/2023	$21,129	$20,650	$26,778
9/30/2023	$19,958	$19,666	$25,322
10/31/2023	$18,891	$19,145	$24,961
11/30/2023	$21,498	$20,930	$27,682
12/31/2023	$23,305	$22,040	$28,908
1/31/2024	$22,936	$22,285	$29,629
2/29/2024	$25,153	$23,491	$31,651
3/31/2024	$25,605	$24,249	$32,208
4/30/2024	$23,798	$23,182	$30,842
5/31/2024	$24,024	$24,277	$32,688
6/30/2024	$25,359	$25,028	$34,892
7/31/2024	$25,256	$25,494	$34,299
8/31/2024	$26,447	$26,049	$35,013
9/30/2024	$27,535	$26,587	$36,005
10/31/2024	$28,336	$26,392	$35,886

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R	50.00%	13.76%	14.59%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	18.19%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$467,150,412
Number of Portfolio Holdings	87
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,010,059

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	39.9%
Consumer Discretionary	23.2
Communication Services	14.1
Financials	9.7
Health Care	7.4
Industrials	1.9
Real Estate	1.2
Consumer Staples	0.9
Materials	0.5
Energy	0.2
Utilities	0.2
Repurchase Agreements	1.1
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Growth

Class R

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	5.2%
NVIDIA Corp.	4.6
Cloudflare, Inc., Class A	4.3
Apple, Inc.	4.1
Tesla, Inc.	4.1
Trade Desk, Inc., Class A	4.1
MicroStrategy, Inc., Class A	3.9
Affirm Holdings, Inc.	3.5
Microsoft Corp.	3.4
Carvana Co.	3.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Growth

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Large Growth

Class R4

TGWFX

October 31, 2024

Fund Overview

Transamerica Large Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$113	0.90%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

The Fund’s sleeve sub-advised by Wellington Management Company LLP underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

During the fiscal year, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong stock selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance.

The Fund’s largest relative detractors during the period included overweights in Estee Lauder Cos., Inc., a cosmetics company, and Lululemon Athletica, Inc., an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., an US-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a US-based energy company.

The Fund’s sleeve sub-advised by Morgan Stanley Investment Management outperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Narrow leadership of a select few mega-cap companies drove market results over the last 12-month period.

The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an enterprise analytics platform and Bitcoin developing company, an ecommerce solutions platform, and a global mobility and food delivery platform.

Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a cloud data platform, a life sciences tools and technology platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past year.

Transamerica Large Growth

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,280	$10,242	$10,317
12/31/2014	$10,173	$10,242	$10,209
1/31/2015	$10,065	$9,957	$10,053
2/28/2015	$10,825	$10,534	$10,723
3/31/2015	$10,696	$10,427	$10,601
4/30/2015	$10,769	$10,474	$10,654
5/31/2015	$10,940	$10,619	$10,804
6/30/2015	$10,868	$10,441	$10,614
7/31/2015	$11,311	$10,616	$10,974
8/31/2015	$10,569	$9,975	$10,307
9/30/2015	$10,298	$9,684	$10,052
10/31/2015	$11,212	$10,449	$10,918
11/30/2015	$11,248	$10,507	$10,949
12/31/2015	$11,078	$10,291	$10,788
1/31/2016	$10,254	$9,711	$10,186
2/29/2016	$10,064	$9,707	$10,181
3/31/2016	$10,739	$10,391	$10,868
4/30/2016	$10,666	$10,455	$10,769
5/31/2016	$10,956	$10,642	$10,978
6/30/2016	$10,752	$10,664	$10,935
7/31/2016	$11,341	$11,087	$11,451
8/31/2016	$11,250	$11,116	$11,394
9/30/2016	$11,344	$11,133	$11,436
10/31/2016	$11,109	$10,892	$11,167
11/30/2016	$11,154	$11,380	$11,410
12/31/2016	$11,162	$11,602	$11,551
1/31/2017	$11,624	$11,820	$11,941
2/28/2017	$12,105	$12,260	$12,437
3/31/2017	$12,291	$12,268	$12,580
4/30/2017	$12,634	$12,398	$12,868
5/31/2017	$13,061	$12,525	$13,203
6/30/2017	$12,946	$12,638	$13,168
7/31/2017	$13,471	$12,876	$13,518
8/31/2017	$13,704	$12,901	$13,766
9/30/2017	$13,771	$13,216	$13,945
10/31/2017	$14,334	$13,504	$14,485
11/30/2017	$14,688	$13,914	$14,925
12/31/2017	$14,788	$14,053	$15,041
1/31/2018	$16,075	$14,794	$16,107
2/28/2018	$15,757	$14,249	$15,684
3/31/2018	$15,323	$13,963	$15,254
4/30/2018	$15,463	$14,016	$15,308
5/31/2018	$16,203	$14,412	$15,978
6/30/2018	$16,337	$14,506	$16,132
7/31/2018	$16,630	$14,987	$16,606
8/31/2018	$17,510	$15,514	$17,514
9/30/2018	$17,600	$15,539	$17,612
10/31/2018	$15,865	$14,395	$16,037
11/30/2018	$16,031	$14,683	$16,207
12/31/2018	$14,719	$13,317	$14,814
1/31/2019	$16,232	$14,460	$16,145
2/28/2019	$16,946	$14,968	$16,723
3/31/2019	$17,310	$15,187	$17,199
4/30/2019	$18,122	$15,793	$17,976
5/31/2019	$16,834	$14,771	$16,840
6/30/2019	$18,038	$15,809	$17,997
7/31/2019	$18,262	$16,044	$18,403
8/31/2019	$17,926	$15,717	$18,262
9/30/2019	$17,912	$15,993	$18,265
10/31/2019	$18,290	$16,337	$18,779
11/30/2019	$19,537	$16,958	$19,613
12/31/2019	$19,764	$17,447	$20,204
1/31/2020	$20,580	$17,428	$20,656
2/29/2020	$19,764	$16,002	$19,249
3/31/2020	$17,791	$13,801	$17,356
4/30/2020	$21,039	$15,629	$19,924
5/31/2020	$23,727	$16,465	$21,261
6/30/2020	$25,530	$16,841	$22,187
7/31/2020	$27,775	$17,797	$23,894
8/31/2020	$30,343	$19,087	$26,360
9/30/2020	$29,952	$18,392	$25,120
10/31/2020	$28,812	$17,995	$24,267
11/30/2020	$33,200	$20,184	$26,751
12/31/2020	$34,189	$21,092	$27,982
1/31/2021	$34,189	$20,998	$27,775
2/28/2021	$35,253	$21,654	$27,768
3/31/2021	$34,031	$22,431	$28,245
4/30/2021	$35,844	$23,587	$30,167
5/31/2021	$35,075	$23,695	$29,750
6/30/2021	$38,169	$24,279	$31,616
7/31/2021	$38,701	$24,689	$32,658
8/31/2021	$39,765	$25,393	$33,879
9/30/2021	$37,420	$24,254	$31,982
10/31/2021	$40,199	$25,894	$34,752
11/30/2021	$39,273	$25,500	$34,964
12/31/2021	$37,518	$26,504	$35,704
1/31/2022	$31,926	$24,945	$32,639
2/28/2022	$30,990	$24,317	$31,253
3/31/2022	$30,768	$25,105	$32,476
4/30/2022	$25,546	$22,852	$28,554
5/31/2022	$23,156	$22,822	$27,890
6/30/2022	$21,136	$20,912	$25,681
7/31/2022	$23,797	$22,874	$28,763
8/31/2022	$23,600	$22,021	$27,423
9/30/2022	$21,210	$19,979	$24,757
10/31/2022	$21,974	$21,617	$26,204
11/30/2022	$22,195	$22,745	$27,398
12/31/2022	$20,256	$21,414	$25,301
1/31/2023	$22,853	$22,888	$27,409
2/28/2023	$22,154	$22,353	$27,084
3/31/2023	$23,303	$22,951	$28,935
4/30/2023	$22,678	$23,196	$29,221
5/31/2023	$24,327	$23,286	$30,553
6/30/2023	$26,250	$24,876	$32,642
7/31/2023	$27,748	$25,768	$33,742
8/31/2023	$26,275	$25,270	$33,439
9/30/2023	$24,826	$24,067	$31,620
10/31/2023	$23,527	$23,429	$31,170
11/30/2023	$26,774	$25,613	$34,568
12/31/2023	$29,047	$26,972	$36,098
1/31/2024	$28,573	$27,271	$36,999
2/29/2024	$31,345	$28,747	$39,523
3/31/2024	$31,919	$29,674	$40,219
4/30/2024	$29,672	$28,369	$38,513
5/31/2024	$29,971	$29,709	$40,819
6/30/2024	$31,620	$30,629	$43,571
7/31/2024	$31,520	$31,198	$42,830
8/31/2024	$32,993	$31,877	$43,722
9/30/2024	$34,392	$32,537	$44,961
10/31/2024	$35,391	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R4	50.42%	14.11%	13.47%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$467,150,412
Number of Portfolio Holdings	87
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,010,059

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	39.9%
Consumer Discretionary	23.2
Communication Services	14.1
Financials	9.7
Health Care	7.4
Industrials	1.9
Real Estate	1.2
Consumer Staples	0.9
Materials	0.5
Energy	0.2
Utilities	0.2
Repurchase Agreements	1.1
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Growth

Class R4

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	5.2%
NVIDIA Corp.	4.6
Cloudflare, Inc., Class A	4.3
Apple, Inc.	4.1
Tesla, Inc.	4.1
Trade Desk, Inc., Class A	4.1
MicroStrategy, Inc., Class A	3.9
Affirm Holdings, Inc.	3.5
Microsoft Corp.	3.4
Carvana Co.	3.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Growth

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Large Growth

Class R6

TAGDX

October 31, 2024

Fund Overview

Transamerica Large Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$89	0.71%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

The Fund’s sleeve sub-advised by Wellington Management Company LLP underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

During the fiscal year, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong stock selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance.

The Fund’s largest relative detractors during the period included overweights in Estee Lauder Cos., Inc., a cosmetics company, and Lululemon Athletica, Inc., an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., an US-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a US-based energy company.

The Fund’s sleeve sub-advised by Morgan Stanley Investment Management outperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Narrow leadership of a select few mega-cap companies drove market results over the last 12-month period.

The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an enterprise analytics platform and Bitcoin developing company, an ecommerce solutions platform, and a global mobility and food delivery platform.

Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a cloud data platform, a life sciences tools and technology platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past year.

Transamerica Large Growth

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Growth Index
5/28/2021	$10,000	$10,000	$10,000
6/30/2021	$10,882	$10,247	$10,627
7/31/2021	$11,038	$10,420	$10,978
8/31/2021	$11,345	$10,717	$11,388
9/30/2021	$10,675	$10,236	$10,750
10/31/2021	$11,473	$10,928	$11,681
11/30/2021	$11,205	$10,762	$11,753
12/31/2021	$10,710	$11,186	$12,001
1/31/2022	$9,108	$10,528	$10,971
2/28/2022	$8,851	$10,263	$10,505
3/31/2022	$8,788	$10,595	$10,916
4/30/2022	$7,298	$9,645	$9,598
5/31/2022	$6,615	$9,632	$9,375
6/30/2022	$6,037	$8,826	$8,632
7/31/2022	$6,796	$9,654	$9,668
8/31/2022	$6,741	$9,294	$9,218
9/30/2022	$6,065	$8,432	$8,322
10/31/2022	$6,281	$9,123	$8,808
11/30/2022	$6,351	$9,599	$9,210
12/31/2022	$5,796	$9,037	$8,505
1/31/2023	$6,537	$9,660	$9,213
2/28/2023	$6,332	$9,434	$9,104
3/31/2023	$6,664	$9,686	$9,726
4/30/2023	$6,487	$9,789	$9,822
5/31/2023	$6,953	$9,828	$10,270
6/30/2023	$7,511	$10,499	$10,972
7/31/2023	$7,941	$10,875	$11,342
8/31/2023	$7,525	$10,665	$11,240
9/30/2023	$7,108	$10,157	$10,629
10/31/2023	$6,734	$9,888	$10,477
11/30/2023	$7,673	$10,810	$11,620
12/31/2023	$8,323	$11,383	$12,134
1/31/2024	$8,189	$11,509	$12,437
2/29/2024	$8,979	$12,132	$13,285
3/31/2024	$9,156	$12,524	$13,519
4/30/2024	$8,499	$11,973	$12,946
5/31/2024	$8,591	$12,538	$13,721
6/30/2024	$9,064	$12,926	$14,646
7/31/2024	$9,036	$13,167	$14,397
8/31/2024	$9,459	$13,453	$14,697
9/30/2024	$9,862	$13,732	$15,113
10/31/2024	$10,151	$13,631	$15,063

Average Annual Total Returns

	1 Year	10 Years or Since Inception 5/28/21
Class R6	50.73%	0.44%
Russell 3000®IndexFootnote Reference(a)	37.86%	9.48%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	12.73%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$467,150,412
Number of Portfolio Holdings	87
Portfolio Turnover Rate	32%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,010,059

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	39.9%
Consumer Discretionary	23.2
Communication Services	14.1
Financials	9.7
Health Care	7.4
Industrials	1.9
Real Estate	1.2
Consumer Staples	0.9
Materials	0.5
Energy	0.2
Utilities	0.2
Repurchase Agreements	1.1
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Growth

Class R6

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	5.2%
NVIDIA Corp.	4.6
Cloudflare, Inc., Class A	4.3
Apple, Inc.	4.1
Tesla, Inc.	4.1
Trade Desk, Inc., Class A	4.1
MicroStrategy, Inc., Class A	3.9
Affirm Holdings, Inc.	3.5
Microsoft Corp.	3.4
Carvana Co.	3.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Growth

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Large Value Opportunities

Class I3

TLOTX

October 31, 2024

Fund Overview

Transamerica Large Value Opportunities (the "Fund") seeks to provide long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$58	0.50%

How did the Fund perform last year and what affected its performance?

The strategy is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio.

The top performing sectors were information technology and health care. The largest detracting sectors were materials and financials. From our proprietary growth category perspective, exceptional growth stocks outperformed, while mature cyclical stocks underperformed. Among the top individual contributors were Intel Corp. (underweight) and NVIDIA Corp., which is not in the benchmark. Individual detractors were led by QUALCOMM, Inc. (underweight) and Lululemon Athletica, Inc., which is not in the benchmark.

Transamerica Large Value Opportunities

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Russell 3000® Index	MSCI USA Value Index
5/5/2017	$10,000	$10,000	$10,000
5/31/2017	$9,920	$10,095	$10,016
6/30/2017	$10,084	$10,186	$10,205
7/31/2017	$10,315	$10,378	$10,354
8/31/2017	$10,265	$10,398	$10,264
9/30/2017	$10,552	$10,652	$10,568
10/31/2017	$10,794	$10,884	$10,698
11/30/2017	$11,217	$11,215	$11,022
12/31/2017	$11,321	$11,327	$11,162
1/31/2018	$11,711	$11,924	$11,586
2/28/2018	$11,053	$11,484	$11,005
3/31/2018	$11,005	$11,254	$10,776
4/30/2018	$11,077	$11,297	$10,800
5/31/2018	$11,232	$11,615	$10,852
6/30/2018	$11,163	$11,691	$10,912
7/31/2018	$11,588	$12,079	$11,380
8/31/2018	$11,795	$12,504	$11,535
9/30/2018	$11,848	$12,524	$11,584
10/31/2018	$11,182	$11,602	$11,078
11/30/2018	$11,431	$11,835	$11,411
12/31/2018	$10,355	$10,733	$10,361
1/31/2019	$11,141	$11,654	$11,107
2/28/2019	$11,547	$12,064	$11,458
3/31/2019	$11,527	$12,240	$11,550
4/30/2019	$11,807	$12,729	$11,922
5/31/2019	$10,966	$11,905	$11,146
6/30/2019	$11,730	$12,742	$11,908
7/31/2019	$11,858	$12,931	$12,030
8/31/2019	$11,474	$12,667	$11,718
9/30/2019	$11,862	$12,890	$12,130
10/31/2019	$12,030	$13,167	$12,304
11/30/2019	$12,481	$13,668	$12,673
12/31/2019	$12,773	$14,062	$13,027
1/31/2020	$12,434	$14,047	$12,702
2/29/2020	$11,181	$12,897	$11,471
3/31/2020	$9,352	$11,123	$9,674
4/30/2020	$10,418	$12,597	$10,701
5/31/2020	$10,812	$13,270	$11,006
6/30/2020	$10,760	$13,574	$10,927
7/31/2020	$11,077	$14,344	$11,340
8/31/2020	$11,475	$15,384	$11,790
9/30/2020	$11,160	$14,823	$11,528
10/31/2020	$10,867	$14,503	$11,269
11/30/2020	$12,265	$16,268	$12,736
12/31/2020	$12,660	$17,000	$13,150
1/31/2021	$12,607	$16,924	$12,995
2/28/2021	$13,089	$17,453	$13,593
3/31/2021	$14,151	$18,079	$14,518
4/30/2021	$14,676	$19,011	$15,051
5/31/2021	$15,013	$19,097	$15,444
6/30/2021	$14,886	$19,568	$15,299
7/31/2021	$15,075	$19,899	$15,478
8/31/2021	$15,441	$20,467	$15,786
9/30/2021	$14,868	$19,548	$15,215
10/31/2021	$15,615	$20,870	$16,082
11/30/2021	$15,208	$20,553	$15,648
12/31/2021	$16,311	$21,362	$16,724
1/31/2022	$15,978	$20,105	$16,314
2/28/2022	$15,836	$19,599	$16,013
3/31/2022	$16,258	$20,234	$16,482
4/30/2022	$15,526	$18,419	$15,671
5/31/2022	$15,908	$18,394	$15,966
6/30/2022	$14,522	$16,855	$14,658
7/31/2022	$15,499	$18,436	$15,486
8/31/2022	$15,050	$17,748	$15,050
9/30/2022	$13,819	$16,103	$13,816
10/31/2022	$15,428	$17,423	$15,356
11/30/2022	$16,313	$18,332	$16,289
12/31/2022	$15,708	$17,259	$15,680
1/31/2023	$16,312	$18,448	$16,183
2/28/2023	$15,863	$18,017	$15,630
3/31/2023	$15,697	$18,498	$15,518
4/30/2023	$15,766	$18,695	$15,721
5/31/2023	$15,038	$18,768	$15,081
6/30/2023	$15,996	$20,050	$16,012
7/31/2023	$16,624	$20,768	$16,588
8/31/2023	$16,293	$20,368	$16,174
9/30/2023	$15,808	$19,397	$15,590
10/31/2023	$15,317	$18,883	$15,146
11/30/2023	$16,245	$20,644	$16,233
12/31/2023	$17,004	$21,739	$17,128
1/31/2024	$17,357	$21,980	$17,222
2/29/2024	$17,973	$23,170	$17,818
3/31/2024	$18,863	$23,917	$18,682
4/30/2024	$18,121	$22,865	$17,896
5/31/2024	$18,669	$23,945	$18,413
6/30/2024	$18,750	$24,686	$18,414
7/31/2024	$19,549	$25,145	$19,299
8/31/2024	$20,064	$25,692	$19,855
9/30/2024	$20,314	$26,224	$20,200
10/31/2024	$20,279	$26,031	$19,962

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/5/17
Class I3	32.39%	11.01%	9.89%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.62%
MSCI USA Value IndexFootnote Reference(b)	31.80%	10.16%	9.66%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI USA Value Index captures large and mid-cap U.S. securities exhibiting overall value style characteristics. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$338,286,292
Number of Portfolio Holdings	155
Portfolio Turnover Rate	114%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,451,574

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.9%
Health Care	14.7
Information Technology	11.1
Industrials	9.9
Consumer Staples	8.8
Consumer Discretionary	8.8
Energy	6.9
Communication Services	5.8
Materials	4.7
Utilities	2.7
Real Estate	2.7
Exchange-Traded Funds	1.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Value Opportunities

Class I3

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	3.3%
Berkshire Hathaway, Inc., Class B	3.1
Exxon Mobil Corp.	2.8
Broadcom, Inc.	2.3
Johnson & Johnson	2.2
Chevron Corp.	1.8
Home Depot, Inc.	1.7
PepsiCo, Inc.	1.6
iShares Russell 1000 Value ETF	1.6
Comcast Corp., Class A	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Value Opportunities

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Large Value Opportunities

Class R

TLORX

October 31, 2024

Fund Overview

Transamerica Large Value Opportunities (the "Fund") seeks to provide long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$116	1.00%

How did the Fund perform last year and what affected its performance?

The strategy is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio.

The top performing sectors were information technology and health care. The largest detracting sectors were materials and financials. From our proprietary growth category perspective, exceptional growth stocks outperformed, while mature cyclical stocks underperformed. Among the top individual contributors were Intel Corp. (underweight) and NVIDIA Corp., which is not in the benchmark. Individual detractors were led by QUALCOMM, Inc. (underweight) and Lululemon Athletica, Inc., which is not in the benchmark.

Transamerica Large Value Opportunities

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	MSCI USA Value Index
5/5/2017	$10,000	$10,000	$10,000
5/31/2017	$9,920	$10,095	$10,016
6/30/2017	$10,084	$10,186	$10,205
7/31/2017	$10,305	$10,378	$10,354
8/31/2017	$10,245	$10,398	$10,264
9/30/2017	$10,528	$10,652	$10,568
10/31/2017	$10,769	$10,884	$10,698
11/30/2017	$11,182	$11,215	$11,022
12/31/2017	$11,281	$11,327	$11,162
1/31/2018	$11,671	$11,924	$11,586
2/28/2018	$11,015	$11,484	$11,005
3/31/2018	$10,952	$11,254	$10,776
4/30/2018	$11,024	$11,297	$10,800
5/31/2018	$11,178	$11,615	$10,852
6/30/2018	$11,096	$11,691	$10,912
7/31/2018	$11,508	$12,079	$11,380
8/31/2018	$11,724	$12,504	$11,535
9/30/2018	$11,762	$12,524	$11,584
10/31/2018	$11,101	$11,602	$11,078
11/30/2018	$11,349	$11,835	$11,411
12/31/2018	$10,261	$10,733	$10,361
1/31/2019	$11,052	$11,654	$11,107
2/28/2019	$11,442	$12,064	$11,458
3/31/2019	$11,420	$12,240	$11,550
4/30/2019	$11,685	$12,729	$11,922
5/31/2019	$10,852	$11,905	$11,146
6/30/2019	$11,607	$12,742	$11,908
7/31/2019	$11,721	$12,931	$12,030
8/31/2019	$11,341	$12,667	$11,718
9/30/2019	$11,722	$12,890	$12,130
10/31/2019	$11,875	$13,167	$12,304
11/30/2019	$12,320	$13,668	$12,673
12/31/2019	$12,606	$14,062	$13,027
1/31/2020	$12,272	$14,047	$12,702
2/29/2020	$11,024	$12,897	$11,471
3/31/2020	$9,218	$11,123	$9,674
4/30/2020	$10,267	$12,597	$10,701
5/31/2020	$10,642	$13,270	$11,006
6/30/2020	$10,591	$13,574	$10,927
7/31/2020	$10,903	$14,344	$11,340
8/31/2020	$11,293	$15,384	$11,790
9/30/2020	$10,969	$14,823	$11,528
10/31/2020	$10,682	$14,503	$11,269
11/30/2020	$12,055	$16,268	$12,736
12/31/2020	$12,427	$17,000	$13,150
1/31/2021	$12,374	$16,924	$12,995
2/28/2021	$12,834	$17,453	$13,593
3/31/2021	$13,886	$18,079	$14,518
4/30/2021	$14,387	$19,011	$15,051
5/31/2021	$14,704	$19,097	$15,444
6/30/2021	$14,573	$19,568	$15,299
7/31/2021	$14,759	$19,899	$15,478
8/31/2021	$15,103	$20,467	$15,786
9/30/2021	$14,537	$19,548	$15,215
10/31/2021	$15,267	$20,870	$16,082
11/30/2021	$14,855	$20,553	$15,648
12/31/2021	$15,923	$21,362	$16,724
1/31/2022	$15,599	$20,105	$16,314
2/28/2022	$15,460	$19,599	$16,013
3/31/2022	$15,868	$20,234	$16,482
4/30/2022	$15,139	$18,419	$15,671
5/31/2022	$15,511	$18,394	$15,966
6/30/2022	$14,142	$16,855	$14,658
7/31/2022	$15,092	$18,436	$15,486
8/31/2022	$14,656	$17,748	$15,050
9/30/2022	$13,456	$16,103	$13,816
10/31/2022	$15,019	$17,423	$15,356
11/30/2022	$15,863	$18,332	$16,289
12/31/2022	$15,272	$17,259	$15,680
1/31/2023	$15,858	$18,448	$16,183
2/28/2023	$15,423	$18,017	$15,630
3/31/2023	$15,241	$18,498	$15,518
4/30/2023	$15,291	$18,695	$15,721
5/31/2023	$14,586	$18,768	$15,081
6/30/2023	$15,512	$20,050	$16,012
7/31/2023	$16,102	$20,768	$16,588
8/31/2023	$15,782	$20,368	$16,174
9/30/2023	$15,310	$19,397	$15,590
10/31/2023	$14,836	$18,883	$15,146
11/30/2023	$15,716	$20,644	$16,233
12/31/2023	$16,463	$21,739	$17,128
1/31/2024	$16,786	$21,980	$17,222
2/29/2024	$17,364	$23,170	$17,818
3/31/2024	$18,219	$23,917	$18,682
4/30/2024	$17,503	$22,865	$17,896
5/31/2024	$18,014	$23,945	$18,413
6/30/2024	$18,087	$24,686	$18,414
7/31/2024	$18,856	$25,145	$19,299
8/31/2024	$19,335	$25,692	$19,855
9/30/2024	$19,570	$26,224	$20,200
10/31/2024	$19,519	$26,031	$19,962

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/5/17
Class R	31.56%	10.45%	9.34%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.62%
MSCI USA Value IndexFootnote Reference(b)	31.80%	10.16%	9.66%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI USA Value Index captures large and mid-cap U.S. securities exhibiting overall value style characteristics. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$338,286,292
Number of Portfolio Holdings	155
Portfolio Turnover Rate	114%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,451,574

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.9%
Health Care	14.7
Information Technology	11.1
Industrials	9.9
Consumer Staples	8.8
Consumer Discretionary	8.8
Energy	6.9
Communication Services	5.8
Materials	4.7
Utilities	2.7
Real Estate	2.7
Exchange-Traded Funds	1.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Value Opportunities

Class R

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	3.3%
Berkshire Hathaway, Inc., Class B	3.1
Exxon Mobil Corp.	2.8
Broadcom, Inc.	2.3
Johnson & Johnson	2.2
Chevron Corp.	1.8
Home Depot, Inc.	1.7
PepsiCo, Inc.	1.6
iShares Russell 1000 Value ETF	1.6
Comcast Corp., Class A	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Value Opportunities

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Large Value Opportunities

Class R4

TLOFX

October 31, 2024

Fund Overview

Transamerica Large Value Opportunities (the "Fund") seeks to provide long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$87	0.75%

How did the Fund perform last year and what affected its performance?

The strategy is driven by a model, which ranks companies within what are considered fundamentally similar groups of stocks based on six life-cycle stages. The Fund’s sub-adviser, PineBridge Investments LLC, then employs an optimization process to construct the portfolio.

The top performing sectors were information technology and health care. The largest detracting sectors were materials and financials. From our proprietary growth category perspective, exceptional growth stocks outperformed, while mature cyclical stocks underperformed. Among the top individual contributors were Intel Corp. (underweight) and NVIDIA Corp., which is not in the benchmark. Individual detractors were led by QUALCOMM, Inc. (underweight) and Lululemon Athletica, Inc., which is not in the benchmark.

Transamerica Large Value Opportunities

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Russell 3000® Index	MSCI USA Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,146	$10,242	$10,177
12/31/2014	$10,147	$10,242	$10,171
1/31/2015	$9,869	$9,957	$9,762
2/28/2015	$10,425	$10,534	$10,247
3/31/2015	$10,403	$10,427	$10,032
4/30/2015	$10,403	$10,474	$10,229
5/31/2015	$10,619	$10,619	$10,323
6/30/2015	$10,395	$10,441	$10,059
7/31/2015	$10,472	$10,616	$10,139
8/31/2015	$9,906	$9,975	$9,551
9/30/2015	$9,568	$9,684	$9,353
10/31/2015	$10,346	$10,449	$10,095
11/30/2015	$10,458	$10,507	$10,132
12/31/2015	$10,077	$10,291	$9,974
1/31/2016	$9,148	$9,711	$9,544
2/29/2016	$9,106	$9,707	$9,536
3/31/2016	$9,758	$10,391	$10,181
4/30/2016	$9,786	$10,455	$10,302
5/31/2016	$9,779	$10,642	$10,477
6/30/2016	$9,644	$10,664	$10,599
7/31/2016	$9,943	$11,087	$10,914
8/31/2016	$10,036	$11,116	$10,980
9/30/2016	$10,098	$11,133	$10,966
10/31/2016	$9,984	$10,892	$10,807
11/30/2016	$10,633	$11,380	$11,336
12/31/2016	$10,998	$11,602	$11,656
1/31/2017	$11,041	$11,820	$11,713
2/28/2017	$11,399	$12,260	$12,146
3/31/2017	$11,213	$12,268	$12,061
4/30/2017	$11,169	$12,398	$12,047
5/31/2017	$11,130	$12,525	$12,067
6/30/2017	$11,309	$12,638	$12,295
7/31/2017	$11,568	$12,876	$12,473
8/31/2017	$11,501	$12,901	$12,364
9/30/2017	$11,826	$13,216	$12,731
10/31/2017	$12,097	$13,504	$12,888
11/30/2017	$12,560	$13,914	$13,279
12/31/2017	$12,679	$14,053	$13,447
1/31/2018	$13,117	$14,794	$13,958
2/28/2018	$12,380	$14,249	$13,258
3/31/2018	$12,317	$13,963	$12,982
4/30/2018	$12,398	$14,016	$13,010
5/31/2018	$12,571	$14,412	$13,073
6/30/2018	$12,486	$14,506	$13,146
7/31/2018	$12,961	$14,987	$13,709
8/31/2018	$13,193	$15,514	$13,896
9/30/2018	$13,243	$15,539	$13,956
10/31/2018	$12,499	$14,395	$13,346
11/30/2018	$12,778	$14,683	$13,747
12/31/2018	$11,567	$13,317	$12,482
1/31/2019	$12,445	$14,460	$13,380
2/28/2019	$12,898	$14,968	$13,803
3/31/2019	$12,867	$15,187	$13,915
4/30/2019	$13,180	$15,793	$14,363
5/31/2019	$12,227	$14,771	$13,427
6/30/2019	$13,101	$15,809	$14,346
7/31/2019	$13,229	$16,044	$14,493
8/31/2019	$12,786	$15,717	$14,117
9/30/2019	$13,225	$15,993	$14,613
10/31/2019	$13,412	$16,337	$14,823
11/30/2019	$13,915	$16,958	$15,267
12/31/2019	$14,244	$17,447	$15,694
1/31/2020	$13,867	$17,428	$15,302
2/29/2020	$12,457	$16,002	$13,819
3/31/2020	$10,425	$13,801	$11,654
4/30/2020	$11,611	$15,629	$12,892
5/31/2020	$12,036	$16,465	$13,259
6/30/2020	$11,970	$16,841	$13,164
7/31/2020	$12,338	$17,797	$13,662
8/31/2020	$12,780	$19,087	$14,203
9/30/2020	$12,422	$18,392	$13,888
10/31/2020	$12,096	$17,995	$13,575
11/30/2020	$13,651	$20,184	$15,344
12/31/2020	$14,081	$21,092	$15,842
1/31/2021	$14,022	$20,998	$15,655
2/28/2021	$14,558	$21,654	$16,375
3/31/2021	$15,744	$22,431	$17,490
4/30/2021	$16,313	$23,587	$18,132
5/31/2021	$16,687	$23,695	$18,605
6/30/2021	$16,535	$24,279	$18,431
7/31/2021	$16,761	$24,689	$18,646
8/31/2021	$17,151	$25,393	$19,017
9/30/2021	$16,519	$24,254	$18,330
10/31/2021	$17,348	$25,894	$19,375
11/30/2021	$16,881	$25,500	$18,851
12/31/2021	$18,106	$26,504	$20,147
1/31/2022	$17,738	$24,945	$19,654
2/28/2022	$17,562	$24,317	$19,291
3/31/2022	$18,036	$25,105	$19,856
4/30/2022	$17,225	$22,852	$18,879
5/31/2022	$17,648	$22,822	$19,234
6/30/2022	$16,104	$20,912	$17,658
7/31/2022	$17,184	$22,874	$18,657
8/31/2022	$16,670	$22,021	$18,131
9/30/2022	$15,315	$19,979	$16,644
10/31/2022	$17,094	$21,617	$18,500
11/30/2022	$18,055	$22,745	$19,623
12/31/2022	$17,393	$21,414	$18,889
1/31/2023	$18,059	$22,888	$19,496
2/28/2023	$17,564	$22,353	$18,830
3/31/2023	$17,369	$22,951	$18,695
4/30/2023	$17,446	$23,196	$18,939
5/31/2023	$16,641	$23,286	$18,168
6/30/2023	$17,690	$24,876	$19,290
7/31/2023	$18,363	$25,768	$19,984
8/31/2023	$17,997	$25,270	$19,485
9/30/2023	$17,469	$24,067	$18,781
10/31/2023	$16,929	$23,429	$18,246
11/30/2023	$17,933	$25,613	$19,556
12/31/2023	$18,779	$26,972	$20,634
1/31/2024	$19,167	$27,271	$20,747
2/29/2024	$19,846	$28,747	$21,465
3/31/2024	$20,815	$29,674	$22,507
4/30/2024	$19,997	$28,369	$21,559
5/31/2024	$20,581	$29,709	$22,182
6/30/2024	$20,678	$30,629	$22,183
7/31/2024	$21,557	$31,198	$23,249
8/31/2024	$22,105	$31,877	$23,920
9/30/2024	$22,387	$32,537	$24,335
10/31/2024	$22,348	$32,298	$24,048

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R4	32.01%	10.75%	8.37%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
MSCI USA Value IndexFootnote Reference(b)	31.80%	10.16%	9.17%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI USA Value Index captures large and mid-cap U.S. securities exhibiting overall value style characteristics. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$338,286,292
Number of Portfolio Holdings	155
Portfolio Turnover Rate	114%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,451,574

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.9%
Health Care	14.7
Information Technology	11.1
Industrials	9.9
Consumer Staples	8.8
Consumer Discretionary	8.8
Energy	6.9
Communication Services	5.8
Materials	4.7
Utilities	2.7
Real Estate	2.7
Exchange-Traded Funds	1.6
Repurchase Agreements	0.4
Net Other Assets (Liabilities)Footnote Reference^	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Large Value Opportunities

Class R4

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	3.3%
Berkshire Hathaway, Inc., Class B	3.1
Exxon Mobil Corp.	2.8
Broadcom, Inc.	2.3
Johnson & Johnson	2.2
Chevron Corp.	1.8
Home Depot, Inc.	1.7
PepsiCo, Inc.	1.6
iShares Russell 1000 Value ETF	1.6
Comcast Corp., Class A	1.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Large Value Opportunities

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Long Credit

Class A

TLCDX

October 31, 2024

Fund Overview

Transamerica Long Credit (the "Fund") seeks to provide total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$93	0.86%

How did the Fund perform last year and what affected its performance?

Performance during the fiscal year was driven by the Fund’s portfolio duration positioning as well as the impact of trading costs and cash positions held as credit rallied. These detractors were partially offset by positioning which generated additional yield and benefitted from the positive impact of spread compression on bond prices held in the Fund compared to those in the benchmark.

At a sector level, selection within emerging markets debt benefited relative returns while selection in investment grade corporate credit and government/government-related securities detracted. Within corporate credit, the overweight allocation to banking and selection in basic industry and technology contributed to relative returns, but these contributors were more than offset by selection in electric and banking.

The sub-adviser adjusted allocations over the period in response to developments in the economic environment and to reflect its evolving views on relative value across sectors and sub-sectors. While still a significant component of the Fund’s portfolio, investment grade corporate credit exposure was reduced modestly during the fiscal year with the largest reductions occurring in energy, transportation and insurance. Increased allocations were made to U.S. Treasury securities given still relatively attractive government yields compared to recent historical levels. Diversified exposure was also added to longer-dated asset-backed deals collateralized by structured settlements.

The Fund’s portfolio began the fiscal year with a duration underweight relative to the benchmark, but this underweight was reduced and eventually closed during the fiscal year, as the likelihood of federal funds rate cuts increased.

Transamerica Long Credit

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	Bloomberg U.S. Long Credit Index
3/31/2023	$9,524	$10,000	$10,000
4/30/2023	$9,554	$10,061	$10,087
5/31/2023	$9,304	$9,957	$9,815
6/30/2023	$9,455	$9,941	$9,958
7/31/2023	$9,461	$9,951	$9,943
8/31/2023	$9,283	$9,891	$9,753
9/30/2023	$8,806	$9,655	$9,237
10/31/2023	$8,502	$9,510	$8,856
11/30/2023	$9,203	$9,938	$9,789
12/31/2023	$9,866	$10,315	$10,503
1/31/2024	$9,763	$10,291	$10,406
2/29/2024	$9,514	$10,167	$10,136
3/31/2024	$9,691	$10,267	$10,331
4/30/2024	$9,212	$10,027	$9,825
5/31/2024	$9,450	$10,193	$10,100
6/30/2024	$9,570	$10,287	$10,157
7/31/2024	$9,780	$10,520	$10,477
8/31/2024	$10,031	$10,675	$10,700
9/30/2024	$10,253	$10,821	$10,980
10/31/2024	$9,852	$10,576	$10,520

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class A with Load	10.42%	(0.94%)
Class A	15.88%	2.16%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.59%
Bloomberg U.S. Long Credit IndexFootnote Reference(b)	18.80%	3.25%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg U.S. Long Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$604,739,804
Number of Portfolio Holdings	257
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,371,851
Average MaturityFootnote Reference§	22.14 years
DurationFootnote Reference†	12.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Long Credit

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	10.0%
AAA	2.2
AA	4.2
A	30.8
BBB	48.4
BB	1.8
B	0.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	83.3%
U.S. Government Obligations	10.8
Foreign Government Obligations	2.8
Asset-Backed Securities	1.3
Repurchase Agreements	1.0
Other Investment Company	1.0
Municipal Government Obligations	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bonds, 1.25%, 05/15/2050	2.5%
U.S. Treasury Bonds, 1.88%, 11/15/2051	1.8
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/2048	1.4
U.S. Treasury Bonds, 4.50%, 02/15/2044	1.4
Oracle Corp., 6.90%, 11/09/2052	1.2
U.S. Treasury Notes, 4.38%, 05/15/2034	1.1
JPMorgan Chase & Co., 3-Month Term SOFR, 3.11%, 04/22/2041	1.1
Verizon Communications, Inc., 3.70%, 03/22/2061	1.1
U.S. Treasury Notes, 3.88%, 08/15/2034	1.0
Virginia Electric & Power Co., 8.88%, 11/15/2038	1.0

Transamerica Long Credit

Class A

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339.

Annual Fund Operating Expenses of Class A of the fund decreased during the year as a result of an increase in assets in the class.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Long Credit

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Long Credit

Class I

TLCJX

October 31, 2024

Fund Overview

Transamerica Long Credit (the "Fund") seeks to provide total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$72	0.67%

How did the Fund perform last year and what affected its performance?

Performance during the fiscal year was driven by the Fund’s portfolio duration positioning as well as the impact of trading costs and cash positions held as credit rallied. These detractors were partially offset by positioning which generated additional yield and benefitted from the positive impact of spread compression on bond prices held in the Fund compared to those in the benchmark.

At a sector level, selection within emerging markets debt benefited relative returns while selection in investment grade corporate credit and government/government-related securities detracted. Within corporate credit, the overweight allocation to banking and selection in basic industry and technology contributed to relative returns, but these contributors were more than offset by selection in electric and banking.

The sub-adviser adjusted allocations over the period in response to developments in the economic environment and to reflect its evolving views on relative value across sectors and sub-sectors. While still a significant component of the Fund’s portfolio, investment grade corporate credit exposure was reduced modestly during the fiscal year with the largest reductions occurring in energy, transportation and insurance. Increased allocations were made to U.S. Treasury securities given still relatively attractive government yields compared to recent historical levels. Diversified exposure was also added to longer-dated asset-backed deals collateralized by structured settlements.

The Fund’s portfolio began the fiscal year with a duration underweight relative to the benchmark, but this underweight was reduced and eventually closed during the fiscal year, as the likelihood of federal funds rate cuts increased.

Transamerica Long Credit

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	Bloomberg U.S. Long Credit Index
3/31/2023	$10,000	$10,000	$10,000
4/30/2023	$10,034	$10,061	$10,087
5/31/2023	$9,775	$9,957	$9,815
6/30/2023	$9,936	$9,941	$9,958
7/31/2023	$9,945	$9,951	$9,943
8/31/2023	$9,762	$9,891	$9,753
9/30/2023	$9,262	$9,655	$9,237
10/31/2023	$8,945	$9,510	$8,856
11/30/2023	$9,686	$9,938	$9,789
12/31/2023	$10,388	$10,315	$10,503
1/31/2024	$10,272	$10,291	$10,406
2/29/2024	$10,011	$10,167	$10,136
3/31/2024	$10,199	$10,267	$10,331
4/30/2024	$9,705	$10,027	$9,825
5/31/2024	$9,947	$10,193	$10,100
6/30/2024	$10,074	$10,287	$10,157
7/31/2024	$10,307	$10,520	$10,477
8/31/2024	$10,562	$10,675	$10,700
9/30/2024	$10,797	$10,821	$10,980
10/31/2024	$10,386	$10,576	$10,520

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class I	16.11%	2.42%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.59%
Bloomberg U.S. Long Credit IndexFootnote Reference(b)	18.80%	3.25%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg U.S. Long Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$604,739,804
Number of Portfolio Holdings	257
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,371,851
Average MaturityFootnote Reference§	22.14 years
DurationFootnote Reference†	12.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Long Credit

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	10.0%
AAA	2.2
AA	4.2
A	30.8
BBB	48.4
BB	1.8
B	0.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	83.3%
U.S. Government Obligations	10.8
Foreign Government Obligations	2.8
Asset-Backed Securities	1.3
Repurchase Agreements	1.0
Other Investment Company	1.0
Municipal Government Obligations	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bonds, 1.25%, 05/15/2050	2.5%
U.S. Treasury Bonds, 1.88%, 11/15/2051	1.8
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/2048	1.4
U.S. Treasury Bonds, 4.50%, 02/15/2044	1.4
Oracle Corp., 6.90%, 11/09/2052	1.2
U.S. Treasury Notes, 4.38%, 05/15/2034	1.1
JPMorgan Chase & Co., 3-Month Term SOFR, 3.11%, 04/22/2041	1.1
Verizon Communications, Inc., 3.70%, 03/22/2061	1.1
U.S. Treasury Notes, 3.88%, 08/15/2034	1.0
Virginia Electric & Power Co., 8.88%, 11/15/2038	1.0

Transamerica Long Credit

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Long Credit

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Long Credit

Class I2

TRLCDIN

October 31, 2024

Fund Overview

Transamerica Long Credit (the "Fund") seeks to provide total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$55	0.51%

How did the Fund perform last year and what affected its performance?

Performance during the fiscal year was driven by the Fund’s portfolio duration positioning as well as the impact of trading costs and cash positions held as credit rallied. These detractors were partially offset by positioning which generated additional yield and benefitted from the positive impact of spread compression on bond prices held in the Fund compared to those in the benchmark.

At a sector level, selection within emerging markets debt benefited relative returns while selection in investment grade corporate credit and government/government-related securities detracted. Within corporate credit, the overweight allocation to banking and selection in basic industry and technology contributed to relative returns, but these contributors were more than offset by selection in electric and banking.

The sub-adviser adjusted allocations over the period in response to developments in the economic environment and to reflect its evolving views on relative value across sectors and sub-sectors. While still a significant component of the Fund’s portfolio, investment grade corporate credit exposure was reduced modestly during the fiscal year with the largest reductions occurring in energy, transportation and insurance. Increased allocations were made to U.S. Treasury securities given still relatively attractive government yields compared to recent historical levels. Diversified exposure was also added to longer-dated asset-backed deals collateralized by structured settlements.

The Fund’s portfolio began the fiscal year with a duration underweight relative to the benchmark, but this underweight was reduced and eventually closed during the fiscal year, as the likelihood of federal funds rate cuts increased.

Transamerica Long Credit

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	Bloomberg U.S. Long Credit Index
9/29/2023	$10,000	$10,000	$10,000
10/31/2023	$9,658	$9,850	$9,587
11/30/2023	$10,448	$10,293	$10,597
12/31/2023	$11,219	$10,683	$11,371
1/31/2024	$11,096	$10,658	$11,265
2/29/2024	$10,816	$10,530	$10,974
3/31/2024	$11,020	$10,633	$11,184
4/30/2024	$10,477	$10,385	$10,636
5/31/2024	$10,751	$10,557	$10,934
6/30/2024	$10,889	$10,654	$10,996
7/31/2024	$11,132	$10,895	$11,342
8/31/2024	$11,421	$11,056	$11,583
9/30/2024	$11,676	$11,208	$11,886
10/31/2024	$11,222	$10,953	$11,389

Average Annual Total Returns

	1 Year	10 Years or Since Inception 9/29/23
Class I2	16.19%	11.19%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	8.73%
Bloomberg U.S. Long Credit IndexFootnote Reference(b)	18.80%	12.70%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg U.S. Long Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$604,739,804
Number of Portfolio Holdings	257
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,371,851
Average MaturityFootnote Reference§	22.14 years
DurationFootnote Reference†	12.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Long Credit

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	10.0%
AAA	2.2
AA	4.2
A	30.8
BBB	48.4
BB	1.8
B	0.2
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	83.3%
U.S. Government Obligations	10.8
Foreign Government Obligations	2.8
Asset-Backed Securities	1.3
Repurchase Agreements	1.0
Other Investment Company	1.0
Municipal Government Obligations	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bonds, 1.25%, 05/15/2050	2.5%
U.S. Treasury Bonds, 1.88%, 11/15/2051	1.8
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/2048	1.4
U.S. Treasury Bonds, 4.50%, 02/15/2044	1.4
Oracle Corp., 6.90%, 11/09/2052	1.2
U.S. Treasury Notes, 4.38%, 05/15/2034	1.1
JPMorgan Chase & Co., 3-Month Term SOFR, 3.11%, 04/22/2041	1.1
Verizon Communications, Inc., 3.70%, 03/22/2061	1.1
U.S. Treasury Notes, 3.88%, 08/15/2034	1.0
Virginia Electric & Power Co., 8.88%, 11/15/2038	1.0

Transamerica Long Credit

Class I2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339.

Annual Fund Operating Expenses of Class I2 of the fund decreased during the year as a result of an increase in assets in the class.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Long Credit

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class A

MCGAX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$143	1.22%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell Midcap® Growth Index
3/10/2017	$9,449	$10,000	$10,000
3/31/2017	$9,565	$10,025	$10,114
4/30/2017	$9,608	$10,131	$10,264
5/31/2017	$9,594	$10,235	$10,509
6/30/2017	$9,855	$10,327	$10,540
7/31/2017	$9,848	$10,522	$10,716
8/31/2017	$9,811	$10,542	$10,792
9/30/2017	$10,145	$10,799	$11,097
10/31/2017	$10,254	$11,035	$11,407
11/30/2017	$10,595	$11,370	$11,789
12/31/2017	$10,780	$11,484	$11,852
1/31/2018	$11,222	$12,089	$12,523
2/28/2018	$10,817	$11,644	$12,130
3/31/2018	$10,633	$11,410	$12,110
4/30/2018	$10,485	$11,453	$11,995
5/31/2018	$11,060	$11,776	$12,444
6/30/2018	$10,824	$11,854	$12,492
7/31/2018	$11,053	$12,247	$12,760
8/31/2018	$11,259	$12,677	$13,496
9/30/2018	$10,972	$12,698	$13,438
10/31/2018	$9,549	$11,763	$12,108
11/30/2018	$9,785	$11,999	$12,416
12/31/2018	$8,697	$10,882	$11,289
1/31/2019	$9,756	$11,816	$12,586
2/28/2019	$10,222	$12,231	$13,324
3/31/2019	$10,359	$12,410	$13,504
4/30/2019	$10,757	$12,906	$14,111
5/31/2019	$10,518	$12,070	$13,299
6/30/2019	$11,236	$12,918	$14,233
7/31/2019	$11,349	$13,110	$14,566
8/31/2019	$11,224	$12,843	$14,300
9/30/2019	$11,349	$13,068	$14,138
10/31/2019	$11,759	$13,350	$14,400
11/30/2019	$12,260	$13,857	$15,116
12/31/2019	$12,422	$14,257	$15,293
1/31/2020	$12,526	$14,242	$15,436
2/29/2020	$11,507	$13,076	$14,372
3/31/2020	$9,782	$11,278	$12,228
4/30/2020	$11,276	$12,771	$14,143
5/31/2020	$12,503	$13,454	$15,564
6/30/2020	$12,954	$13,762	$15,929
7/31/2020	$13,660	$14,543	$17,201
8/31/2020	$14,147	$15,597	$17,669
9/30/2020	$13,834	$15,029	$17,422
10/31/2020	$13,788	$14,704	$17,443
11/30/2020	$15,489	$16,493	$19,786
12/31/2020	$16,147	$17,235	$20,735
1/31/2021	$15,965	$17,159	$20,666
2/28/2021	$16,572	$17,695	$21,019
3/31/2021	$16,256	$18,329	$20,618
4/30/2021	$17,105	$19,274	$21,777
5/31/2021	$16,414	$19,362	$21,444
6/30/2021	$17,287	$19,840	$22,901
7/31/2021	$17,566	$20,175	$23,137
8/31/2021	$17,979	$20,750	$23,884
9/30/2021	$17,312	$19,819	$22,727
10/31/2021	$18,367	$21,160	$24,321
11/30/2021	$16,729	$20,838	$23,293
12/31/2021	$17,155	$21,658	$23,375
1/31/2022	$14,818	$20,384	$20,358
2/28/2022	$14,641	$19,870	$20,111
3/31/2022	$14,906	$20,515	$20,434
4/30/2022	$12,888	$18,674	$18,133
5/31/2022	$12,357	$18,649	$17,431
6/30/2022	$11,330	$17,089	$16,128
7/31/2022	$12,658	$18,692	$18,102
8/31/2022	$12,233	$17,994	$17,509
9/30/2022	$11,100	$16,326	$16,023
10/31/2022	$11,861	$17,665	$17,282
11/30/2022	$12,445	$18,587	$18,222
12/31/2022	$11,613	$17,498	$17,129
1/31/2023	$12,923	$18,703	$18,623
2/28/2023	$12,782	$18,266	$18,440
3/31/2023	$13,047	$18,755	$18,694
4/30/2023	$12,658	$18,955	$18,423
5/31/2023	$12,923	$19,028	$18,434
6/30/2023	$14,056	$20,328	$19,859
7/31/2023	$14,534	$21,056	$20,460
8/31/2023	$14,340	$20,650	$19,785
9/30/2023	$13,508	$19,666	$18,822
10/31/2023	$12,534	$19,145	$17,861
11/30/2023	$14,056	$20,930	$20,040
12/31/2023	$15,278	$22,040	$21,559
1/31/2024	$15,066	$22,285	$21,443
2/29/2024	$16,287	$23,491	$23,055
3/31/2024	$16,765	$24,249	$23,607
4/30/2024	$15,614	$23,182	$22,236
5/31/2024	$15,349	$24,277	$22,473
6/30/2024	$15,526	$25,028	$22,848
7/31/2024	$15,845	$25,494	$22,987
8/31/2024	$16,730	$26,049	$23,558
9/30/2024	$17,066	$26,587	$24,343
10/31/2024	$16,818	$26,392	$24,768

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class A with Load	26.84%	6.21%	7.04%
Class A	34.18%	7.42%	7.83%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	12.59%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class A

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class C

MGTCX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$232	1.99%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell Midcap® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,118	$10,025	$10,114
4/30/2017	$10,165	$10,131	$10,264
5/31/2017	$10,133	$10,235	$10,509
6/30/2017	$10,408	$10,327	$10,540
7/31/2017	$10,400	$10,522	$10,716
8/31/2017	$10,345	$10,542	$10,792
9/30/2017	$10,690	$10,799	$11,097
10/31/2017	$10,800	$11,035	$11,407
11/30/2017	$11,153	$11,370	$11,789
12/31/2017	$11,336	$11,484	$11,852
1/31/2018	$11,799	$12,089	$12,523
2/28/2018	$11,368	$11,644	$12,130
3/31/2018	$11,161	$11,410	$12,110
4/30/2018	$11,002	$11,453	$11,995
5/31/2018	$11,600	$11,776	$12,444
6/30/2018	$11,344	$11,854	$12,492
7/31/2018	$11,576	$12,247	$12,760
8/31/2018	$11,783	$12,677	$13,496
9/30/2018	$11,480	$12,698	$13,438
10/31/2018	$9,981	$11,763	$12,108
11/30/2018	$10,228	$11,999	$12,416
12/31/2018	$9,085	$10,882	$11,289
1/31/2019	$10,176	$11,816	$12,586
2/28/2019	$10,664	$12,231	$13,324
3/31/2019	$10,790	$12,410	$13,504
4/30/2019	$11,216	$12,906	$14,111
5/31/2019	$10,952	$12,070	$13,299
6/30/2019	$11,692	$12,918	$14,233
7/31/2019	$11,805	$13,110	$14,566
8/31/2019	$11,667	$12,843	$14,300
9/30/2019	$11,780	$13,068	$14,138
10/31/2019	$12,206	$13,350	$14,400
11/30/2019	$12,719	$13,857	$15,116
12/31/2019	$12,885	$14,257	$15,293
1/31/2020	$12,974	$14,242	$15,436
2/29/2020	$11,915	$13,076	$14,372
3/31/2020	$10,116	$11,278	$12,228
4/30/2020	$11,660	$12,771	$14,143
5/31/2020	$12,923	$13,454	$15,564
6/30/2020	$13,382	$13,762	$15,929
7/31/2020	$14,097	$14,543	$17,201
8/31/2020	$14,594	$15,597	$17,669
9/30/2020	$14,263	$15,029	$17,422
10/31/2020	$14,211	$14,704	$17,443
11/30/2020	$15,946	$16,493	$19,786
12/31/2020	$16,607	$17,235	$20,735
1/31/2021	$16,419	$17,159	$20,666
2/28/2021	$17,023	$17,695	$21,019
3/31/2021	$16,687	$18,329	$20,618
4/30/2021	$17,546	$19,274	$21,777
5/31/2021	$16,835	$19,362	$21,444
6/30/2021	$17,720	$19,840	$22,901
7/31/2021	$17,988	$20,175	$23,137
8/31/2021	$18,404	$20,750	$23,884
9/30/2021	$17,707	$19,819	$22,727
10/31/2021	$18,793	$21,160	$24,321
11/30/2021	$17,090	$20,838	$23,293
12/31/2021	$17,516	$21,658	$23,375
1/31/2022	$15,115	$20,384	$20,358
2/28/2022	$14,932	$19,870	$20,111
3/31/2022	$15,197	$20,515	$20,434
4/30/2022	$13,122	$18,674	$18,133
5/31/2022	$12,572	$18,649	$17,431
6/30/2022	$11,535	$17,089	$16,128
7/31/2022	$13,040	$18,692	$18,102
8/31/2022	$12,613	$17,994	$17,509
9/30/2022	$11,433	$16,326	$16,023
10/31/2022	$12,206	$17,665	$17,282
11/30/2022	$12,796	$18,587	$18,222
12/31/2022	$11,942	$17,498	$17,129
1/31/2023	$13,264	$18,703	$18,623
2/28/2023	$13,122	$18,266	$18,440
3/31/2023	$13,386	$18,755	$18,694
4/30/2023	$12,959	$18,955	$18,423
5/31/2023	$13,244	$19,028	$18,434
6/30/2023	$14,403	$20,328	$19,859
7/31/2023	$14,871	$21,056	$20,460
8/31/2023	$14,647	$20,650	$19,785
9/30/2023	$13,813	$19,666	$18,822
10/31/2023	$12,796	$19,145	$17,861
11/30/2023	$14,342	$20,930	$20,040
12/31/2023	$15,583	$22,040	$21,559
1/31/2024	$15,359	$22,285	$21,443
2/29/2024	$16,600	$23,491	$23,055
3/31/2024	$17,068	$24,249	$23,607
4/30/2024	$15,888	$23,182	$22,236
5/31/2024	$15,604	$24,277	$22,473
6/30/2024	$15,766	$25,028	$22,848
7/31/2024	$16,092	$25,494	$22,987
8/31/2024	$16,967	$26,049	$23,558
9/30/2024	$17,292	$26,587	$24,343
10/31/2024	$17,028	$26,392	$24,768

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class C with Load	32.07%	6.89%	7.21%
Class C	33.07%	6.89%	7.21%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	12.59%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class C

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class I

IMCGX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$104	0.89%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell Midcap® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,122	$10,025	$10,114
4/30/2017	$10,175	$10,131	$10,264
5/31/2017	$10,160	$10,235	$10,509
6/30/2017	$10,442	$10,327	$10,540
7/31/2017	$10,442	$10,522	$10,716
8/31/2017	$10,396	$10,542	$10,792
9/30/2017	$10,755	$10,799	$11,097
10/31/2017	$10,877	$11,035	$11,407
11/30/2017	$11,235	$11,370	$11,789
12/31/2017	$11,437	$11,484	$11,852
1/31/2018	$11,911	$12,089	$12,523
2/28/2018	$11,491	$11,644	$12,130
3/31/2018	$11,289	$11,410	$12,110
4/30/2018	$11,134	$11,453	$11,995
5/31/2018	$11,755	$11,776	$12,444
6/30/2018	$11,499	$11,854	$12,492
7/31/2018	$11,748	$12,247	$12,760
8/31/2018	$11,973	$12,677	$13,496
9/30/2018	$11,670	$12,698	$13,438
10/31/2018	$10,155	$11,763	$12,108
11/30/2018	$10,403	$11,999	$12,416
12/31/2018	$9,240	$10,882	$11,289
1/31/2019	$10,367	$11,816	$12,586
2/28/2019	$10,882	$12,231	$13,324
3/31/2019	$11,014	$12,410	$13,504
4/30/2019	$11,446	$12,906	$14,111
5/31/2019	$11,194	$12,070	$13,299
6/30/2019	$11,961	$12,918	$14,233
7/31/2019	$12,081	$13,110	$14,566
8/31/2019	$11,949	$12,843	$14,300
9/30/2019	$12,093	$13,068	$14,138
10/31/2019	$12,536	$13,350	$14,400
11/30/2019	$13,064	$13,857	$15,116
12/31/2019	$13,246	$14,257	$15,293
1/31/2020	$13,367	$14,242	$15,436
2/29/2020	$12,283	$13,076	$14,372
3/31/2020	$10,431	$11,278	$12,228
4/30/2020	$12,039	$12,771	$14,143
5/31/2020	$13,355	$13,454	$15,564
6/30/2020	$13,843	$13,762	$15,929
7/31/2020	$14,586	$14,543	$17,201
8/31/2020	$15,110	$15,597	$17,669
9/30/2020	$14,793	$15,029	$17,422
10/31/2020	$14,744	$14,704	$17,443
11/30/2020	$16,560	$16,493	$19,786
12/31/2020	$17,264	$17,235	$20,735
1/31/2021	$17,085	$17,159	$20,666
2/28/2021	$17,736	$17,695	$21,019
3/31/2021	$17,391	$18,329	$20,618
4/30/2021	$18,310	$19,274	$21,777
5/31/2021	$17,570	$19,362	$21,444
6/30/2021	$18,514	$19,840	$22,901
7/31/2021	$18,820	$20,175	$23,137
8/31/2021	$19,267	$20,750	$23,884
9/30/2021	$18,553	$19,819	$22,727
10/31/2021	$19,701	$21,160	$24,321
11/30/2021	$17,940	$20,838	$23,293
12/31/2021	$18,402	$21,658	$23,375
1/31/2022	$15,892	$20,384	$20,358
2/28/2022	$15,707	$19,870	$20,111
3/31/2022	$16,003	$20,515	$20,434
4/30/2022	$13,862	$18,674	$18,133
5/31/2022	$13,308	$18,649	$17,431
6/30/2022	$12,200	$17,089	$16,128
7/31/2022	$13,622	$18,692	$18,102
8/31/2022	$13,179	$17,994	$17,509
9/30/2022	$11,961	$16,326	$16,023
10/31/2022	$12,783	$17,665	$17,282
11/30/2022	$13,430	$18,587	$18,222
12/31/2022	$12,542	$17,498	$17,129
1/31/2023	$13,948	$18,703	$18,623
2/28/2023	$13,800	$18,266	$18,440
3/31/2023	$14,078	$18,755	$18,694
4/30/2023	$13,671	$18,955	$18,423
5/31/2023	$13,967	$19,028	$18,434
6/30/2023	$15,188	$20,328	$19,859
7/31/2023	$15,724	$21,056	$20,460
8/31/2023	$15,502	$20,650	$19,785
9/30/2023	$14,614	$19,666	$18,822
10/31/2023	$13,560	$19,145	$17,861
11/30/2023	$15,225	$20,930	$20,040
12/31/2023	$16,538	$22,040	$21,559
1/31/2024	$16,316	$22,285	$21,443
2/29/2024	$17,648	$23,491	$23,055
3/31/2024	$18,166	$24,249	$23,607
4/30/2024	$16,927	$23,182	$22,236
5/31/2024	$16,649	$24,277	$22,473
6/30/2024	$16,834	$25,028	$22,848
7/31/2024	$17,186	$25,494	$22,987
8/31/2024	$18,166	$26,049	$23,558
9/30/2024	$18,518	$26,587	$24,343
10/31/2024	$18,259	$26,392	$24,768

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I	34.65%	7.81%	8.19%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	12.59%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class I

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$93	0.79%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell Midcap® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,122	$10,025	$10,114
4/30/2017	$10,175	$10,131	$10,264
5/31/2017	$10,160	$10,235	$10,509
6/30/2017	$10,441	$10,327	$10,540
7/31/2017	$10,441	$10,522	$10,716
8/31/2017	$10,403	$10,542	$10,792
9/30/2017	$10,760	$10,799	$11,097
10/31/2017	$10,882	$11,035	$11,407
11/30/2017	$11,247	$11,370	$11,789
12/31/2017	$11,444	$11,484	$11,852
1/31/2018	$11,917	$12,089	$12,523
2/28/2018	$11,498	$11,644	$12,130
3/31/2018	$11,304	$11,410	$12,110
4/30/2018	$11,149	$11,453	$11,995
5/31/2018	$11,769	$11,776	$12,444
6/30/2018	$11,513	$11,854	$12,492
7/31/2018	$11,769	$12,247	$12,760
8/31/2018	$11,987	$12,677	$13,496
9/30/2018	$11,684	$12,698	$13,438
10/31/2018	$10,163	$11,763	$12,108
11/30/2018	$10,396	$11,999	$12,416
12/31/2018	$9,238	$10,882	$11,289
1/31/2019	$10,369	$11,816	$12,586
2/28/2019	$10,869	$12,231	$13,324
3/31/2019	$11,012	$12,410	$13,504
4/30/2019	$11,452	$12,906	$14,111
5/31/2019	$11,190	$12,070	$13,299
6/30/2019	$11,952	$12,918	$14,233
7/31/2019	$12,083	$13,110	$14,566
8/31/2019	$11,952	$12,843	$14,300
9/30/2019	$12,083	$13,068	$14,138
10/31/2019	$12,535	$13,350	$14,400
11/30/2019	$13,071	$13,857	$15,116
12/31/2019	$13,240	$14,257	$15,293
1/31/2020	$13,361	$14,242	$15,436
2/29/2020	$12,272	$13,076	$14,372
3/31/2020	$10,432	$11,278	$12,228
4/30/2020	$12,042	$12,771	$14,143
5/31/2020	$13,361	$13,454	$15,564
6/30/2020	$13,845	$13,762	$15,929
7/31/2020	$14,595	$14,543	$17,201
8/31/2020	$15,116	$15,597	$17,669
9/30/2020	$14,801	$15,029	$17,422
10/31/2020	$14,753	$14,704	$17,443
11/30/2020	$16,580	$16,493	$19,786
12/31/2020	$17,280	$17,235	$20,735
1/31/2021	$17,102	$17,159	$20,666
2/28/2021	$17,749	$17,695	$21,019
3/31/2021	$17,419	$18,329	$20,618
4/30/2021	$18,331	$19,274	$21,777
5/31/2021	$17,596	$19,362	$21,444
6/30/2021	$18,547	$19,840	$22,901
7/31/2021	$18,851	$20,175	$23,137
8/31/2021	$19,294	$20,750	$23,884
9/30/2021	$18,585	$19,819	$22,727
10/31/2021	$19,737	$21,160	$24,321
11/30/2021	$17,964	$20,838	$23,293
12/31/2021	$18,434	$21,658	$23,375
1/31/2022	$15,933	$20,384	$20,358
2/28/2022	$15,751	$19,870	$20,111
3/31/2022	$16,043	$20,515	$20,434
4/30/2022	$13,871	$18,674	$18,133
5/31/2022	$13,305	$18,649	$17,431
6/30/2022	$12,210	$17,089	$16,128
7/31/2022	$13,634	$18,692	$18,102
8/31/2022	$13,196	$17,994	$17,509
9/30/2022	$11,973	$16,326	$16,023
10/31/2022	$12,794	$17,665	$17,282
11/30/2022	$13,451	$18,587	$18,222
12/31/2022	$12,539	$17,498	$17,129
1/31/2023	$13,962	$18,703	$18,623
2/28/2023	$13,816	$18,266	$18,440
3/31/2023	$14,108	$18,755	$18,694
4/30/2023	$13,688	$18,955	$18,423
5/31/2023	$13,980	$19,028	$18,434
6/30/2023	$15,221	$20,328	$19,859
7/31/2023	$15,751	$21,056	$20,460
8/31/2023	$15,532	$20,650	$19,785
9/30/2023	$14,637	$19,666	$18,822
10/31/2023	$13,579	$19,145	$17,861
11/30/2023	$15,240	$20,930	$20,040
12/31/2023	$16,572	$22,040	$21,559
1/31/2024	$16,353	$22,285	$21,443
2/29/2024	$17,685	$23,491	$23,055
3/31/2024	$18,215	$24,249	$23,607
4/30/2024	$16,974	$23,182	$22,236
5/31/2024	$16,682	$24,277	$22,473
6/30/2024	$16,864	$25,028	$22,848
7/31/2024	$17,229	$25,494	$22,987
8/31/2024	$18,196	$26,049	$23,558
9/30/2024	$18,561	$26,587	$24,343
10/31/2024	$18,306	$26,392	$24,768

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I2	34.81%	7.87%	8.23%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	12.59%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class I2

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class I3

TMITX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$93	0.79%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Russell 3000® Index	Russell Midcap® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,053	$10,025	$10,114
4/30/2017	$10,113	$10,131	$10,264
5/31/2017	$10,091	$10,235	$10,509
6/30/2017	$10,378	$10,327	$10,540
7/31/2017	$10,378	$10,522	$10,716
8/31/2017	$10,340	$10,542	$10,792
9/30/2017	$10,687	$10,799	$11,097
10/31/2017	$10,816	$11,035	$11,407
11/30/2017	$11,178	$11,370	$11,789
12/31/2017	$11,376	$11,484	$11,852
1/31/2018	$11,853	$12,089	$12,523
2/28/2018	$11,430	$11,644	$12,130
3/31/2018	$11,237	$11,410	$12,110
4/30/2018	$11,091	$11,453	$11,995
5/31/2018	$11,707	$11,776	$12,444
6/30/2018	$11,461	$11,854	$12,492
7/31/2018	$11,707	$12,247	$12,760
8/31/2018	$11,930	$12,677	$13,496
9/30/2018	$11,630	$12,698	$13,438
10/31/2018	$10,114	$11,763	$12,108
11/30/2018	$10,352	$11,999	$12,416
12/31/2018	$9,195	$10,882	$11,289
1/31/2019	$10,310	$11,816	$12,586
2/28/2019	$10,820	$12,231	$13,324
3/31/2019	$10,963	$12,410	$13,504
4/30/2019	$11,390	$12,906	$14,111
5/31/2019	$11,141	$12,070	$13,299
6/30/2019	$11,900	$12,918	$14,233
7/31/2019	$12,018	$13,110	$14,566
8/31/2019	$11,900	$12,843	$14,300
9/30/2019	$12,030	$13,068	$14,138
10/31/2019	$12,481	$13,350	$14,400
11/30/2019	$13,003	$13,857	$15,116
12/31/2019	$13,183	$14,257	$15,293
1/31/2020	$13,304	$14,242	$15,436
2/29/2020	$12,218	$13,076	$14,372
3/31/2020	$10,385	$11,278	$12,228
4/30/2020	$11,989	$12,771	$14,143
5/31/2020	$13,292	$13,454	$15,564
6/30/2020	$13,774	$13,762	$15,929
7/31/2020	$14,534	$14,543	$17,201
8/31/2020	$15,053	$15,597	$17,669
9/30/2020	$14,727	$15,029	$17,422
10/31/2020	$14,691	$14,704	$17,443
11/30/2020	$16,500	$16,493	$19,786
12/31/2020	$17,210	$17,235	$20,735
1/31/2021	$17,020	$17,159	$20,666
2/28/2021	$17,664	$17,695	$21,019
3/31/2021	$17,336	$18,329	$20,618
4/30/2021	$18,245	$19,274	$21,777
5/31/2021	$17,513	$19,362	$21,444
6/30/2021	$18,460	$19,840	$22,901
7/31/2021	$18,763	$20,175	$23,137
8/31/2021	$19,205	$20,750	$23,884
9/30/2021	$18,497	$19,819	$22,727
10/31/2021	$19,634	$21,160	$24,321
11/30/2021	$17,891	$20,838	$23,293
12/31/2021	$18,347	$21,658	$23,375
1/31/2022	$15,854	$20,384	$20,358
2/28/2022	$15,672	$19,870	$20,111
3/31/2022	$15,963	$20,515	$20,434
4/30/2022	$13,797	$18,674	$18,133
5/31/2022	$13,251	$18,649	$17,431
6/30/2022	$12,159	$17,089	$16,128
7/31/2022	$13,578	$18,692	$18,102
8/31/2022	$13,142	$17,994	$17,509
9/30/2022	$11,922	$16,326	$16,023
10/31/2022	$12,741	$17,665	$17,282
11/30/2022	$13,378	$18,587	$18,222
12/31/2022	$12,486	$17,498	$17,129
1/31/2023	$13,906	$18,703	$18,623
2/28/2023	$13,742	$18,266	$18,440
3/31/2023	$14,033	$18,755	$18,694
4/30/2023	$13,615	$18,955	$18,423
5/31/2023	$13,924	$19,028	$18,434
6/30/2023	$15,144	$20,328	$19,859
7/31/2023	$15,672	$21,056	$20,460
8/31/2023	$15,453	$20,650	$19,785
9/30/2023	$14,580	$19,666	$18,822
10/31/2023	$13,524	$19,145	$17,861
11/30/2023	$15,180	$20,930	$20,040
12/31/2023	$16,491	$22,040	$21,559
1/31/2024	$16,272	$22,285	$21,443
2/29/2024	$17,601	$23,491	$23,055
3/31/2024	$18,129	$24,249	$23,607
4/30/2024	$16,891	$23,182	$22,236
5/31/2024	$16,600	$24,277	$22,473
6/30/2024	$16,800	$25,028	$22,848
7/31/2024	$17,164	$25,494	$22,987
8/31/2024	$18,129	$26,049	$23,558
9/30/2024	$18,475	$26,587	$24,343
10/31/2024	$18,220	$26,392	$24,768

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I3	34.72%	7.86%	8.16%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	12.59%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class I3

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class R

TMIRX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$151	1.29%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell Midcap® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,053	$10,025	$10,114
4/30/2017	$10,106	$10,131	$10,264
5/31/2017	$10,076	$10,235	$10,509
6/30/2017	$10,355	$10,327	$10,540
7/31/2017	$10,347	$10,522	$10,716
8/31/2017	$10,310	$10,542	$10,792
9/30/2017	$10,657	$10,799	$11,097
10/31/2017	$10,770	$11,035	$11,407
11/30/2017	$11,125	$11,370	$11,789
12/31/2017	$11,325	$11,484	$11,852
1/31/2018	$11,785	$12,089	$12,523
2/28/2018	$11,363	$11,644	$12,130
3/31/2018	$11,164	$11,410	$12,110
4/30/2018	$11,010	$11,453	$11,995
5/31/2018	$11,616	$11,776	$12,444
6/30/2018	$11,363	$11,854	$12,492
7/31/2018	$11,609	$12,247	$12,760
8/31/2018	$11,824	$12,677	$13,496
9/30/2018	$11,524	$12,698	$13,438
10/31/2018	$10,028	$11,763	$12,108
11/30/2018	$10,266	$11,999	$12,416
12/31/2018	$9,109	$10,882	$11,289
1/31/2019	$10,216	$11,816	$12,586
2/28/2019	$10,711	$12,231	$13,324
3/31/2019	$10,853	$12,410	$13,504
4/30/2019	$11,277	$12,906	$14,111
5/31/2019	$11,018	$12,070	$13,299
6/30/2019	$11,772	$12,918	$14,233
7/31/2019	$11,890	$13,110	$14,566
8/31/2019	$11,748	$12,843	$14,300
9/30/2019	$11,878	$13,068	$14,138
10/31/2019	$12,314	$13,350	$14,400
11/30/2019	$12,832	$13,857	$15,116
12/31/2019	$12,999	$14,257	$15,293
1/31/2020	$13,107	$14,242	$15,436
2/29/2020	$12,041	$13,076	$14,372
3/31/2020	$10,232	$11,278	$12,228
4/30/2020	$11,801	$12,771	$14,143
5/31/2020	$13,083	$13,454	$15,564
6/30/2020	$13,551	$13,762	$15,929
7/31/2020	$14,281	$14,543	$17,201
8/31/2020	$14,785	$15,597	$17,669
9/30/2020	$14,473	$15,029	$17,422
10/31/2020	$14,413	$14,704	$17,443
11/30/2020	$16,198	$16,493	$19,786
12/31/2020	$16,879	$17,235	$20,735
1/31/2021	$16,691	$17,159	$20,666
2/28/2021	$17,318	$17,695	$21,019
3/31/2021	$16,992	$18,329	$20,618
4/30/2021	$17,870	$19,274	$21,777
5/31/2021	$17,155	$19,362	$21,444
6/30/2021	$18,071	$19,840	$22,901
7/31/2021	$18,347	$20,175	$23,137
8/31/2021	$18,774	$20,750	$23,884
9/30/2021	$18,084	$19,819	$22,727
10/31/2021	$19,188	$21,160	$24,321
11/30/2021	$17,469	$20,838	$23,293
12/31/2021	$17,907	$21,658	$23,375
1/31/2022	$15,463	$20,384	$20,358
2/28/2022	$15,281	$19,870	$20,111
3/31/2022	$15,573	$20,515	$20,434
4/30/2022	$13,458	$18,674	$18,133
5/31/2022	$12,911	$18,649	$17,431
6/30/2022	$11,835	$17,089	$16,128
7/31/2022	$13,221	$18,692	$18,102
8/31/2022	$12,783	$17,994	$17,509
9/30/2022	$11,598	$16,326	$16,023
10/31/2022	$12,382	$17,665	$17,282
11/30/2022	$13,002	$18,587	$18,222
12/31/2022	$12,126	$17,498	$17,129
1/31/2023	$13,494	$18,703	$18,623
2/28/2023	$13,348	$18,266	$18,440
3/31/2023	$13,622	$18,755	$18,694
4/30/2023	$13,202	$18,955	$18,423
5/31/2023	$13,494	$19,028	$18,434
6/30/2023	$14,679	$20,328	$19,859
7/31/2023	$15,190	$21,056	$20,460
8/31/2023	$14,971	$20,650	$19,785
9/30/2023	$14,114	$19,666	$18,822
10/31/2023	$13,075	$19,145	$17,861
11/30/2023	$14,679	$20,930	$20,040
12/31/2023	$15,956	$22,040	$21,559
1/31/2024	$15,737	$22,285	$21,443
2/29/2024	$17,013	$23,491	$23,055
3/31/2024	$17,506	$24,249	$23,607
4/30/2024	$16,302	$23,182	$22,236
5/31/2024	$16,011	$24,277	$22,473
6/30/2024	$16,193	$25,028	$22,848
7/31/2024	$16,539	$25,494	$22,987
8/31/2024	$17,469	$26,049	$23,558
9/30/2024	$17,798	$26,587	$24,343
10/31/2024	$17,542	$26,392	$24,768

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R	34.17%	7.33%	7.63%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	12.59%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class R

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class R4

TMIFX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$111	0.95%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Russell 3000® Index	Russell Midcap® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,361	$10,242	$10,329
12/31/2014	$10,350	$10,242	$10,299
1/31/2015	$10,048	$9,957	$10,126
2/28/2015	$10,987	$10,534	$10,823
3/31/2015	$11,130	$10,427	$10,853
4/30/2015	$11,194	$10,474	$10,777
5/31/2015	$11,552	$10,619	$10,905
6/30/2015	$11,353	$10,441	$10,729
7/31/2015	$11,329	$10,616	$10,903
8/31/2015	$10,669	$9,975	$10,269
9/30/2015	$10,040	$9,684	$9,872
10/31/2015	$10,478	$10,449	$10,494
11/30/2015	$10,573	$10,507	$10,516
12/31/2015	$10,185	$10,291	$10,279
1/31/2016	$9,276	$9,711	$9,501
2/29/2016	$9,325	$9,707	$9,650
3/31/2016	$10,030	$10,391	$10,338
4/30/2016	$10,069	$10,455	$10,332
5/31/2016	$10,339	$10,642	$10,501
6/30/2016	$10,127	$10,664	$10,500
7/31/2016	$10,697	$11,087	$11,020
8/31/2016	$10,721	$11,116	$10,988
9/30/2016	$10,638	$11,133	$10,982
10/31/2016	$10,607	$10,892	$10,536
11/30/2016	$11,324	$11,380	$10,994
12/31/2016	$11,420	$11,602	$11,032
1/31/2017	$11,719	$11,820	$11,400
2/28/2017	$12,113	$12,260	$11,728
3/31/2017	$12,260	$12,268	$11,793
4/30/2017	$12,324	$12,398	$11,968
5/31/2017	$12,306	$12,525	$12,253
6/30/2017	$12,647	$12,638	$12,290
7/31/2017	$12,647	$12,876	$12,495
8/31/2017	$12,591	$12,901	$12,583
9/30/2017	$13,024	$13,216	$12,939
10/31/2017	$13,172	$13,504	$13,301
11/30/2017	$13,614	$13,914	$13,746
12/31/2017	$13,852	$14,053	$13,820
1/31/2018	$14,423	$14,794	$14,602
2/28/2018	$13,917	$14,249	$14,143
3/31/2018	$13,674	$13,963	$14,120
4/30/2018	$13,486	$14,016	$13,987
5/31/2018	$14,245	$14,412	$14,510
6/30/2018	$13,936	$14,506	$14,566
7/31/2018	$14,245	$14,987	$14,879
8/31/2018	$14,507	$15,514	$15,736
9/30/2018	$14,142	$15,539	$15,669
10/31/2018	$12,297	$14,395	$14,118
11/30/2018	$12,578	$14,683	$14,477
12/31/2018	$11,180	$13,317	$13,163
1/31/2019	$12,531	$14,460	$14,676
2/28/2019	$13,149	$14,968	$15,536
3/31/2019	$13,307	$15,187	$15,746
4/30/2019	$13,838	$15,793	$16,454
5/31/2019	$13,522	$14,771	$15,507
6/30/2019	$14,456	$15,809	$16,596
7/31/2019	$14,600	$16,044	$16,984
8/31/2019	$14,442	$15,717	$16,675
9/30/2019	$14,600	$15,993	$16,485
10/31/2019	$15,132	$16,337	$16,790
11/30/2019	$15,778	$16,958	$17,626
12/31/2019	$15,982	$17,447	$17,832
1/31/2020	$16,128	$17,428	$17,999
2/29/2020	$14,814	$16,002	$16,758
3/31/2020	$12,593	$13,801	$14,259
4/30/2020	$14,536	$15,629	$16,491
5/31/2020	$16,114	$16,465	$18,148
6/30/2020	$16,698	$16,841	$18,573
7/31/2020	$17,604	$17,797	$20,057
8/31/2020	$18,232	$19,087	$20,603
9/30/2020	$17,838	$18,392	$20,314
10/31/2020	$17,779	$17,995	$20,339
11/30/2020	$19,985	$20,184	$23,071
12/31/2020	$20,830	$21,092	$24,178
1/31/2021	$20,615	$20,998	$24,097
2/28/2021	$21,380	$21,654	$24,509
3/31/2021	$20,982	$22,431	$24,041
4/30/2021	$22,084	$23,587	$25,392
5/31/2021	$21,197	$23,695	$25,004
6/30/2021	$22,328	$24,279	$26,703
7/31/2021	$22,695	$24,689	$26,978
8/31/2021	$23,231	$25,393	$27,849
9/30/2021	$22,374	$24,254	$26,500
10/31/2021	$23,751	$25,894	$28,358
11/30/2021	$21,625	$25,500	$27,160
12/31/2021	$22,193	$26,504	$27,255
1/31/2022	$19,148	$24,945	$23,738
2/28/2022	$18,928	$24,317	$23,450
3/31/2022	$19,303	$25,105	$23,826
4/30/2022	$16,678	$22,852	$21,144
5/31/2022	$15,994	$22,822	$20,325
6/30/2022	$14,670	$20,912	$18,806
7/31/2022	$16,391	$22,874	$21,107
8/31/2022	$15,861	$22,021	$20,416
9/30/2022	$14,383	$19,979	$18,683
10/31/2022	$15,376	$21,617	$20,151
11/30/2022	$16,148	$22,745	$21,248
12/31/2022	$15,067	$21,414	$19,972
1/31/2023	$16,766	$22,888	$21,715
2/28/2023	$16,589	$22,353	$21,501
3/31/2023	$16,942	$22,951	$21,797
4/30/2023	$16,435	$23,196	$21,481
5/31/2023	$16,788	$23,286	$21,495
6/30/2023	$18,266	$24,876	$23,156
7/31/2023	$18,884	$25,768	$23,857
8/31/2023	$18,619	$25,270	$23,070
9/30/2023	$17,560	$24,067	$21,946
10/31/2023	$16,280	$23,429	$20,826
11/30/2023	$18,288	$25,613	$23,367
12/31/2023	$19,876	$26,972	$25,139
1/31/2024	$19,612	$27,271	$25,003
2/29/2024	$21,200	$28,747	$26,883
3/31/2024	$21,818	$29,674	$27,526
4/30/2024	$20,340	$28,369	$25,927
5/31/2024	$19,987	$29,709	$26,204
6/30/2024	$20,207	$30,629	$26,641
7/31/2024	$20,648	$31,198	$26,803
8/31/2024	$21,795	$31,877	$27,469
9/30/2024	$22,215	$32,537	$28,384
10/31/2024	$21,906	$32,298	$28,880

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R4	34.55%	7.68%	8.16%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	11.46%	11.19%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class R4

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Growth

Class R6

TAGFX

October 31, 2024

Fund Overview

Transamerica Mid Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$93	0.79%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (the “Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September in an effort to generate a soft landing for the economy.

Transamerica Mid Cap Growth underperformed the Russell Midcap® Growth Index, a benchmark of the Fund, during the period.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, weak stock selection within information technology, health care, and real estate were the primary drivers of relative underperformance. This was partially offset by strong selection in industrials, consumer staples, and financials. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s lack of exposure to utilities and overweight to consumer staples detracted from relative performance the most. This was partially offset by an overweight allocation to communication services, which contributed to relative performance.

The Fund’s largest relative detractors during the period included an overweight in CDW Corp., a tech products and services provider, and not holding Palantir Technologies Inc., a data analytics company, and Crowdstrike Holdings, Inc., a cybersecurity company.

The Fund’s largest relative contributors during the period included overweight positions in Freshpet, Inc., a pet food company, and Axon Enterprise, Inc., a public safety technology company, as well as not holding Super Micro Computer, Inc., a computing and storage solutions provider.

Transamerica Mid Cap Growth

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell Midcap® Growth Index
5/28/2021	$10,000	$10,000	$10,000
6/30/2021	$10,541	$10,247	$10,680
7/31/2021	$10,707	$10,420	$10,790
8/31/2021	$10,966	$10,717	$11,138
9/30/2021	$10,562	$10,236	$10,598
10/31/2021	$11,211	$10,928	$11,341
11/30/2021	$10,209	$10,762	$10,862
12/31/2021	$10,484	$11,186	$10,900
1/31/2022	$9,050	$10,528	$9,494
2/28/2022	$8,946	$10,263	$9,379
3/31/2022	$9,123	$10,595	$9,529
4/30/2022	$7,886	$9,645	$8,456
5/31/2022	$7,564	$9,632	$8,129
6/30/2022	$6,941	$8,826	$7,521
7/31/2022	$7,751	$9,654	$8,442
8/31/2022	$7,502	$9,294	$8,165
9/30/2022	$6,806	$8,432	$7,472
10/31/2022	$7,273	$9,123	$8,059
11/30/2022	$7,647	$9,599	$8,498
12/31/2022	$7,138	$9,037	$7,988
1/31/2023	$7,938	$9,660	$8,685
2/28/2023	$7,855	$9,434	$8,599
3/31/2023	$8,021	$9,686	$8,717
4/30/2023	$7,782	$9,789	$8,591
5/31/2023	$7,949	$9,828	$8,596
6/30/2023	$8,655	$10,499	$9,261
7/31/2023	$8,956	$10,875	$9,541
8/31/2023	$8,832	$10,665	$9,227
9/30/2023	$8,323	$10,157	$8,777
10/31/2023	$7,720	$9,888	$8,329
11/30/2023	$8,665	$10,810	$9,345
12/31/2023	$9,424	$11,383	$10,054
1/31/2024	$9,299	$11,509	$10,000
2/29/2024	$10,058	$12,132	$10,752
3/31/2024	$10,349	$12,524	$11,009
4/30/2024	$9,642	$11,973	$10,369
5/31/2024	$9,486	$12,538	$10,480
6/30/2024	$9,590	$12,926	$10,655
7/31/2024	$9,798	$13,167	$10,719
8/31/2024	$10,349	$13,453	$10,986
9/30/2024	$10,556	$13,732	$11,352
10/31/2024	$10,401	$13,631	$11,550

Average Annual Total Returns

	1 Year	10 Years or Since Inception 5/28/21
Class R6	34.72%	1.16%
Russell 3000®IndexFootnote Reference(a)	37.86%	9.48%
Russell Midcap® Growth IndexFootnote Reference(b)	38.67%	4.30%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$145,843,840
Number of Portfolio Holdings	36
Portfolio Turnover Rate	106%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,871,149

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	28.4%
Health Care	13.9
Industrials	13.8
Financials	12.0
Consumer Discretionary	9.9
Communication Services	8.9
Consumer Staples	5.9
Energy	4.7
Real Estate	2.0
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Growth

Class R6

Top Holdings (Percentage of Net Assets)

Ares Management Corp., Class A	4.7%
Cheniere Energy, Inc.	4.7
CDW Corp.	4.3
Clean Harbors, Inc.	4.2
Tradeweb Markets, Inc., Class A	4.2
BWX Technologies, Inc.	4.1
Gartner, Inc.	3.7
HubSpot, Inc.	3.5
Veeva Systems, Inc., Class A	3.4
Nasdaq, Inc.	3.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Growth

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class A

MCVAX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$132	1.20%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell Midcap® Value Index
10/31/2014	$9,451	$10,000	$10,000
11/30/2014	$9,664	$10,242	$10,178
12/31/2014	$9,732	$10,242	$10,254
1/31/2015	$9,464	$9,957	$10,108
2/28/2015	$10,071	$10,534	$10,522
3/31/2015	$10,098	$10,427	$10,503
4/30/2015	$10,089	$10,474	$10,383
5/31/2015	$10,161	$10,619	$10,567
6/30/2015	$9,884	$10,441	$10,296
7/31/2015	$10,143	$10,616	$10,282
8/31/2015	$9,705	$9,975	$9,796
9/30/2015	$9,616	$9,684	$9,469
10/31/2015	$10,161	$10,449	$10,047
11/30/2015	$10,143	$10,507	$10,076
12/31/2015	$9,916	$10,291	$9,764
1/31/2016	$9,591	$9,711	$9,225
2/29/2016	$9,842	$9,707	$9,289
3/31/2016	$10,426	$10,391	$10,147
4/30/2016	$10,315	$10,455	$10,365
5/31/2016	$10,509	$10,642	$10,534
6/30/2016	$10,667	$10,664	$10,630
7/31/2016	$10,992	$11,087	$11,081
8/31/2016	$11,047	$11,116	$11,057
9/30/2016	$11,122	$11,133	$11,103
10/31/2016	$10,945	$10,892	$10,834
11/30/2016	$11,289	$11,380	$11,512
12/31/2016	$11,484	$11,602	$11,717
1/31/2017	$11,705	$11,820	$11,914
2/28/2017	$12,036	$12,260	$12,247
3/31/2017	$12,036	$12,268	$12,157
4/30/2017	$12,006	$12,398	$12,180
5/31/2017	$12,036	$12,525	$12,142
6/30/2017	$12,267	$12,638	$12,323
7/31/2017	$12,438	$12,876	$12,487
8/31/2017	$11,986	$12,901	$12,253
9/30/2017	$12,006	$13,216	$12,587
10/31/2017	$11,906	$13,504	$12,689
11/30/2017	$12,438	$13,914	$13,118
12/31/2017	$12,557	$14,053	$13,280
1/31/2018	$12,796	$14,794	$13,585
2/28/2018	$12,384	$14,249	$12,916
3/31/2018	$12,352	$13,963	$12,948
4/30/2018	$12,352	$14,016	$13,012
5/31/2018	$12,330	$14,412	$13,153
6/30/2018	$12,677	$14,506	$13,259
7/31/2018	$13,034	$14,987	$13,620
8/31/2018	$13,218	$15,514	$13,805
9/30/2018	$13,251	$15,539	$13,696
10/31/2018	$12,471	$14,395	$12,710
11/30/2018	$12,872	$14,683	$13,014
12/31/2018	$11,498	$13,317	$11,648
1/31/2019	$12,720	$14,460	$12,847
2/28/2019	$12,979	$14,968	$13,256
3/31/2019	$13,085	$15,187	$13,322
4/30/2019	$13,555	$15,793	$13,761
5/31/2019	$12,791	$14,771	$12,878
6/30/2019	$13,449	$15,809	$13,747
7/31/2019	$13,614	$16,044	$13,862
8/31/2019	$13,014	$15,717	$13,373
9/30/2019	$13,673	$15,993	$13,916
10/31/2019	$13,673	$16,337	$13,990
11/30/2019	$13,896	$16,958	$14,363
12/31/2019	$14,272	$17,447	$14,800
1/31/2020	$14,078	$17,428	$14,512
2/29/2020	$12,706	$16,002	$13,075
3/31/2020	$9,636	$13,801	$10,107
4/30/2020	$10,971	$15,629	$11,457
5/31/2020	$11,578	$16,465	$11,988
6/30/2020	$11,602	$16,841	$12,124
7/31/2020	$11,905	$17,797	$12,696
8/31/2020	$12,439	$19,087	$13,199
9/30/2020	$12,039	$18,392	$12,900
10/31/2020	$12,196	$17,995	$13,020
11/30/2020	$14,065	$20,184	$14,848
12/31/2020	$14,818	$21,092	$15,535
1/31/2021	$14,745	$20,998	$15,499
2/28/2021	$15,612	$21,654	$16,700
3/31/2021	$16,588	$22,431	$17,563
4/30/2021	$17,430	$23,587	$18,412
5/31/2021	$17,882	$23,695	$18,775
6/30/2021	$17,516	$24,279	$18,557
7/31/2021	$17,479	$24,689	$18,671
8/31/2021	$17,919	$25,393	$19,072
9/30/2021	$17,406	$24,254	$18,369
10/31/2021	$17,980	$25,894	$19,347
11/30/2021	$17,406	$25,500	$18,759
12/31/2021	$18,571	$26,504	$19,937
1/31/2022	$18,352	$24,945	$19,086
2/28/2022	$18,289	$24,317	$18,997
3/31/2022	$18,917	$25,105	$19,574
4/30/2022	$18,085	$22,852	$18,411
5/31/2022	$19,105	$22,822	$18,765
6/30/2022	$17,159	$20,912	$16,702
7/31/2022	$18,242	$22,874	$18,139
8/31/2022	$17,708	$22,021	$17,584
9/30/2022	$15,824	$19,979	$15,879
10/31/2022	$17,190	$21,617	$17,379
11/30/2022	$18,022	$22,745	$18,477
12/31/2022	$17,279	$21,414	$17,538
1/31/2023	$18,668	$22,888	$18,955
2/28/2023	$17,898	$22,353	$18,348
3/31/2023	$17,396	$22,951	$17,770
4/30/2023	$17,580	$23,196	$17,771
5/31/2023	$16,676	$23,286	$16,983
6/30/2023	$17,881	$24,876	$18,456
7/31/2023	$18,618	$25,768	$19,260
8/31/2023	$18,317	$25,270	$18,578
9/30/2023	$17,613	$24,067	$17,633
10/31/2023	$16,994	$23,429	$16,759
11/30/2023	$17,965	$25,613	$18,339
12/31/2023	$19,003	$26,972	$19,768
1/31/2024	$18,986	$27,271	$19,414
2/29/2024	$19,371	$28,747	$20,342
3/31/2024	$20,264	$29,674	$21,394
4/30/2024	$19,266	$28,369	$20,275
5/31/2024	$19,651	$29,709	$21,003
6/30/2024	$19,108	$30,629	$20,666
7/31/2024	$20,597	$31,198	$21,915
8/31/2024	$20,755	$31,877	$22,328
9/30/2024	$20,650	$32,537	$22,749
10/31/2024	$20,352	$32,298	$22,463

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	13.18%	7.06%	7.36%
Class A	19.76%	8.28%	7.97%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.43%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class A

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class C

MCVCX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$204	1.86%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell Midcap® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,215	$10,242	$10,178
12/31/2014	$10,275	$10,242	$10,254
1/31/2015	$9,992	$9,957	$10,108
2/28/2015	$10,625	$10,534	$10,522
3/31/2015	$10,643	$10,427	$10,503
4/30/2015	$10,625	$10,474	$10,383
5/31/2015	$10,700	$10,619	$10,567
6/30/2015	$10,408	$10,441	$10,296
7/31/2015	$10,672	$10,616	$10,282
8/31/2015	$10,200	$9,975	$9,796
9/30/2015	$10,096	$9,684	$9,469
10/31/2015	$10,672	$10,449	$10,047
11/30/2015	$10,643	$10,507	$10,076
12/31/2015	$10,391	$10,291	$9,764
1/31/2016	$10,050	$9,711	$9,225
2/29/2016	$10,304	$9,707	$9,289
3/31/2016	$10,908	$10,391	$10,147
4/30/2016	$10,791	$10,455	$10,365
5/31/2016	$10,986	$10,642	$10,534
6/30/2016	$11,152	$10,664	$10,630
7/31/2016	$11,473	$11,087	$11,081
8/31/2016	$11,532	$11,116	$11,057
9/30/2016	$11,600	$11,133	$11,103
10/31/2016	$11,405	$10,892	$10,834
11/30/2016	$11,746	$11,380	$11,512
12/31/2016	$11,954	$11,602	$11,717
1/31/2017	$12,175	$11,820	$11,914
2/28/2017	$12,511	$12,260	$12,247
3/31/2017	$12,501	$12,268	$12,157
4/30/2017	$12,459	$12,398	$12,180
5/31/2017	$12,490	$12,525	$12,142
6/30/2017	$12,721	$12,638	$12,323
7/31/2017	$12,879	$12,876	$12,487
8/31/2017	$12,406	$12,901	$12,253
9/30/2017	$12,417	$13,216	$12,587
10/31/2017	$12,311	$13,504	$12,689
11/30/2017	$12,848	$13,914	$13,118
12/31/2017	$12,962	$14,053	$13,280
1/31/2018	$13,199	$14,794	$13,585
2/28/2018	$12,770	$14,249	$12,916
3/31/2018	$12,725	$13,963	$12,948
4/30/2018	$12,725	$14,016	$13,012
5/31/2018	$12,702	$14,412	$13,153
6/30/2018	$13,052	$14,506	$13,259
7/31/2018	$13,402	$14,987	$13,620
8/31/2018	$13,583	$15,514	$13,805
9/30/2018	$13,617	$15,539	$13,696
10/31/2018	$12,804	$14,395	$12,710
11/30/2018	$13,199	$14,683	$13,014
12/31/2018	$11,780	$13,317	$11,648
1/31/2019	$13,020	$14,460	$12,847
2/28/2019	$13,288	$14,968	$13,256
3/31/2019	$13,385	$15,187	$13,322
4/30/2019	$13,884	$15,793	$13,761
5/31/2019	$13,093	$14,771	$12,878
6/30/2019	$13,762	$15,809	$13,747
7/31/2019	$13,920	$16,044	$13,862
8/31/2019	$13,300	$15,717	$13,373
9/30/2019	$13,969	$15,993	$13,916
10/31/2019	$13,957	$16,337	$13,990
11/30/2019	$14,175	$16,958	$14,363
12/31/2019	$14,552	$17,447	$14,800
1/31/2020	$14,339	$17,428	$14,512
2/29/2020	$12,937	$16,002	$13,075
3/31/2020	$9,806	$13,801	$10,107
4/30/2020	$11,158	$15,629	$11,457
5/31/2020	$11,760	$16,465	$11,988
6/30/2020	$11,785	$16,841	$12,124
7/31/2020	$12,085	$17,797	$12,696
8/31/2020	$12,624	$19,087	$13,199
9/30/2020	$12,198	$18,392	$12,900
10/31/2020	$12,361	$17,995	$13,020
11/30/2020	$14,252	$20,184	$14,848
12/31/2020	$14,991	$21,092	$15,535
1/31/2021	$14,916	$20,998	$15,499
2/28/2021	$15,792	$21,654	$16,700
3/31/2021	$16,756	$22,431	$17,563
4/30/2021	$17,608	$23,587	$18,412
5/31/2021	$18,046	$23,695	$18,775
6/30/2021	$17,671	$24,279	$18,557
7/31/2021	$17,621	$24,689	$18,671
8/31/2021	$18,059	$25,393	$19,072
9/30/2021	$17,533	$24,254	$18,369
10/31/2021	$18,097	$25,894	$19,347
11/30/2021	$17,508	$25,500	$18,759
12/31/2021	$18,692	$26,504	$19,937
1/31/2022	$18,449	$24,945	$19,086
2/28/2022	$18,368	$24,317	$18,997
3/31/2022	$18,999	$25,105	$19,574
4/30/2022	$18,158	$22,852	$18,411
5/31/2022	$19,160	$22,822	$18,765
6/30/2022	$17,204	$20,912	$16,702
7/31/2022	$18,287	$22,874	$18,139
8/31/2022	$17,721	$22,021	$17,584
9/30/2022	$15,846	$19,979	$15,879
10/31/2022	$17,204	$21,617	$17,379
11/30/2022	$18,012	$22,745	$18,477
12/31/2022	$17,267	$21,414	$17,538
1/31/2023	$18,657	$22,888	$18,955
2/28/2023	$17,868	$22,353	$18,348
3/31/2023	$17,353	$22,951	$17,770
4/30/2023	$17,525	$23,196	$17,771
5/31/2023	$16,615	$23,286	$16,983
6/30/2023	$17,816	$24,876	$18,456
7/31/2023	$18,520	$25,768	$19,260
8/31/2023	$18,228	$25,270	$18,578
9/30/2023	$17,507	$24,067	$17,633
10/31/2023	$16,872	$23,429	$16,759
11/30/2023	$17,834	$25,613	$18,339
12/31/2023	$18,857	$26,972	$19,768
1/31/2024	$18,839	$27,271	$19,414
2/29/2024	$19,214	$28,747	$20,342
3/31/2024	$20,090	$29,674	$21,394
4/30/2024	$19,071	$28,369	$20,275
5/31/2024	$19,447	$29,709	$21,003
6/30/2024	$18,910	$30,629	$20,666
7/31/2024	$20,358	$31,198	$21,915
8/31/2024	$20,501	$31,877	$22,328
9/30/2024	$20,394	$32,537	$22,749
10/31/2024	$20,090	$32,298	$22,463

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	18.07%	7.56%	7.23%
Class C	19.07%	7.56%	7.23%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.43%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class C

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class I

MVTIX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$92	0.84%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell Midcap® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,225	$10,242	$10,178
12/31/2014	$10,296	$10,242	$10,254
1/31/2015	$10,013	$9,957	$10,108
2/28/2015	$10,664	$10,534	$10,522
3/31/2015	$10,683	$10,427	$10,503
4/30/2015	$10,683	$10,474	$10,383
5/31/2015	$10,759	$10,619	$10,567
6/30/2015	$10,466	$10,441	$10,296
7/31/2015	$10,749	$10,616	$10,282
8/31/2015	$10,286	$9,975	$9,796
9/30/2015	$10,192	$9,684	$9,469
10/31/2015	$10,778	$10,449	$10,047
11/30/2015	$10,759	$10,507	$10,076
12/31/2015	$10,511	$10,291	$9,764
1/31/2016	$10,178	$9,711	$9,225
2/29/2016	$10,433	$9,707	$9,289
3/31/2016	$11,061	$10,391	$10,147
4/30/2016	$10,953	$10,455	$10,365
5/31/2016	$11,159	$10,642	$10,534
6/30/2016	$11,336	$10,664	$10,630
7/31/2016	$11,669	$11,087	$11,081
8/31/2016	$11,738	$11,116	$11,057
9/30/2016	$11,817	$11,133	$11,103
10/31/2016	$11,640	$10,892	$10,834
11/30/2016	$11,993	$11,380	$11,512
12/31/2016	$12,203	$11,602	$11,717
1/31/2017	$12,447	$11,820	$11,914
2/28/2017	$12,798	$12,260	$12,247
3/31/2017	$12,798	$12,268	$12,157
4/30/2017	$12,766	$12,398	$12,180
5/31/2017	$12,808	$12,525	$12,142
6/30/2017	$13,053	$12,638	$12,323
7/31/2017	$13,234	$12,876	$12,487
8/31/2017	$12,755	$12,901	$12,253
9/30/2017	$12,787	$13,216	$12,587
10/31/2017	$12,681	$13,504	$12,689
11/30/2017	$13,244	$13,914	$13,118
12/31/2017	$13,381	$14,053	$13,280
1/31/2018	$13,634	$14,794	$13,585
2/28/2018	$13,209	$14,249	$12,916
3/31/2018	$13,174	$13,963	$12,948
4/30/2018	$13,186	$14,016	$13,012
5/31/2018	$13,163	$14,412	$13,153
6/30/2018	$13,542	$14,506	$13,259
7/31/2018	$13,922	$14,987	$13,620
8/31/2018	$14,117	$15,514	$13,805
9/30/2018	$14,163	$15,539	$13,696
10/31/2018	$13,335	$14,395	$12,710
11/30/2018	$13,749	$14,683	$13,014
12/31/2018	$12,280	$13,317	$11,648
1/31/2019	$13,593	$14,460	$12,847
2/28/2019	$13,880	$14,968	$13,256
3/31/2019	$13,993	$15,187	$13,322
4/30/2019	$14,530	$15,793	$13,761
5/31/2019	$13,705	$14,771	$12,878
6/30/2019	$14,418	$15,809	$13,747
7/31/2019	$14,606	$16,044	$13,862
8/31/2019	$13,955	$15,717	$13,373
9/30/2019	$14,668	$15,993	$13,916
10/31/2019	$14,668	$16,337	$13,990
11/30/2019	$14,918	$16,958	$14,363
12/31/2019	$15,328	$17,447	$14,800
1/31/2020	$15,120	$17,428	$14,512
2/29/2020	$13,651	$16,002	$13,075
3/31/2020	$10,349	$13,801	$10,107
4/30/2020	$11,792	$15,629	$11,457
5/31/2020	$12,442	$16,465	$11,988
6/30/2020	$12,468	$16,841	$12,124
7/31/2020	$12,806	$17,797	$12,696
8/31/2020	$13,391	$19,087	$13,199
9/30/2020	$12,962	$18,392	$12,900
10/31/2020	$13,131	$17,995	$13,020
11/30/2020	$15,159	$20,184	$14,848
12/31/2020	$15,969	$21,092	$15,535
1/31/2021	$15,890	$20,998	$15,499
2/28/2021	$16,835	$21,654	$16,700
3/31/2021	$17,885	$22,431	$17,563
4/30/2021	$18,803	$23,587	$18,412
5/31/2021	$19,302	$23,695	$18,775
6/30/2021	$18,908	$24,279	$18,557
7/31/2021	$18,869	$24,689	$18,671
8/31/2021	$19,355	$25,393	$19,072
9/30/2021	$18,803	$24,254	$18,369
10/31/2021	$19,420	$25,894	$19,347
11/30/2021	$18,817	$25,500	$18,759
12/31/2021	$20,090	$26,504	$19,937
1/31/2022	$19,853	$24,945	$19,086
2/28/2022	$19,786	$24,317	$18,997
3/31/2022	$20,479	$25,105	$19,574
4/30/2022	$19,600	$22,852	$18,411
5/31/2022	$20,699	$22,822	$18,765
6/30/2022	$18,602	$20,912	$16,702
7/31/2022	$19,786	$22,874	$18,139
8/31/2022	$19,194	$22,021	$17,584
9/30/2022	$17,182	$19,979	$15,879
10/31/2022	$18,661	$21,617	$17,379
11/30/2022	$19,574	$22,745	$18,477
12/31/2022	$18,771	$21,414	$17,538
1/31/2023	$20,292	$22,888	$18,955
2/28/2023	$19,441	$22,353	$18,348
3/31/2023	$18,916	$22,951	$17,770
4/30/2023	$19,115	$23,196	$17,771
5/31/2023	$18,138	$23,286	$16,983
6/30/2023	$19,459	$24,876	$18,456
7/31/2023	$20,255	$25,768	$19,260
8/31/2023	$19,948	$25,270	$18,578
9/30/2023	$19,169	$24,067	$17,633
10/31/2023	$18,500	$23,429	$16,759
11/30/2023	$19,568	$25,613	$18,339
12/31/2023	$20,715	$26,972	$19,768
1/31/2024	$20,696	$27,271	$19,414
2/29/2024	$21,133	$28,747	$20,342
3/31/2024	$22,102	$29,674	$21,394
4/30/2024	$21,019	$28,369	$20,275
5/31/2024	$21,437	$29,709	$21,003
6/30/2024	$20,867	$30,629	$20,666
7/31/2024	$22,501	$31,198	$21,915
8/31/2024	$22,672	$31,877	$22,328
9/30/2024	$22,558	$32,537	$22,749
10/31/2024	$22,235	$32,298	$22,463

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	20.19%	8.68%	8.32%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.43%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class I

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class I2

IAAEX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$83	0.75%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell Midcap® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,225	$10,242	$10,178
12/31/2014	$10,298	$10,242	$10,254
1/31/2015	$10,015	$9,957	$10,108
2/28/2015	$10,667	$10,534	$10,522
3/31/2015	$10,695	$10,427	$10,503
4/30/2015	$10,685	$10,474	$10,383
5/31/2015	$10,771	$10,619	$10,567
6/30/2015	$10,478	$10,441	$10,296
7/31/2015	$10,752	$10,616	$10,282
8/31/2015	$10,289	$9,975	$9,796
9/30/2015	$10,194	$9,684	$9,469
10/31/2015	$10,780	$10,449	$10,047
11/30/2015	$10,761	$10,507	$10,076
12/31/2015	$10,526	$10,291	$9,764
1/31/2016	$10,183	$9,711	$9,225
2/29/2016	$10,448	$9,707	$9,289
3/31/2016	$11,066	$10,391	$10,147
4/30/2016	$10,958	$10,455	$10,365
5/31/2016	$11,165	$10,642	$10,534
6/30/2016	$11,351	$10,664	$10,630
7/31/2016	$11,685	$11,087	$11,081
8/31/2016	$11,754	$11,116	$11,057
9/30/2016	$11,832	$11,133	$11,103
10/31/2016	$11,656	$10,892	$10,834
11/30/2016	$12,019	$11,380	$11,512
12/31/2016	$12,236	$11,602	$11,717
1/31/2017	$12,471	$11,820	$11,914
2/28/2017	$12,832	$12,260	$12,247
3/31/2017	$12,832	$12,268	$12,157
4/30/2017	$12,800	$12,398	$12,180
5/31/2017	$12,843	$12,525	$12,142
6/30/2017	$13,088	$12,638	$12,323
7/31/2017	$13,269	$12,876	$12,487
8/31/2017	$12,790	$12,901	$12,253
9/30/2017	$12,811	$13,216	$12,587
10/31/2017	$12,715	$13,504	$12,689
11/30/2017	$13,279	$13,914	$13,118
12/31/2017	$13,419	$14,053	$13,280
1/31/2018	$13,684	$14,794	$13,585
2/28/2018	$13,246	$14,249	$12,916
3/31/2018	$13,211	$13,963	$12,948
4/30/2018	$13,223	$14,016	$13,012
5/31/2018	$13,200	$14,412	$13,153
6/30/2018	$13,580	$14,506	$13,259
7/31/2018	$13,972	$14,987	$13,620
8/31/2018	$14,167	$15,514	$13,805
9/30/2018	$14,213	$15,539	$13,696
10/31/2018	$13,384	$14,395	$12,710
11/30/2018	$13,799	$14,683	$13,014
12/31/2018	$12,331	$13,317	$11,648
1/31/2019	$13,636	$14,460	$12,847
2/28/2019	$13,924	$14,968	$13,256
3/31/2019	$14,037	$15,187	$13,322
4/30/2019	$14,577	$15,793	$13,761
5/31/2019	$13,761	$14,771	$12,878
6/30/2019	$14,476	$15,809	$13,747
7/31/2019	$14,652	$16,044	$13,862
8/31/2019	$14,012	$15,717	$13,373
9/30/2019	$14,727	$15,993	$13,916
10/31/2019	$14,727	$16,337	$13,990
11/30/2019	$14,978	$16,958	$14,363
12/31/2019	$15,401	$17,447	$14,800
1/31/2020	$15,192	$17,428	$14,512
2/29/2020	$13,718	$16,002	$13,075
3/31/2020	$10,402	$13,801	$10,107
4/30/2020	$11,851	$15,629	$11,457
5/31/2020	$12,504	$16,465	$11,988
6/30/2020	$12,530	$16,841	$12,124
7/31/2020	$12,869	$17,797	$12,696
8/31/2020	$13,456	$19,087	$13,199
9/30/2020	$13,026	$18,392	$12,900
10/31/2020	$13,209	$17,995	$13,020
11/30/2020	$15,245	$20,184	$14,848
12/31/2020	$16,045	$21,092	$15,535
1/31/2021	$15,979	$20,998	$15,499
2/28/2021	$16,928	$21,654	$16,700
3/31/2021	$17,983	$22,431	$17,563
4/30/2021	$18,906	$23,587	$18,412
5/31/2021	$19,407	$23,695	$18,775
6/30/2021	$19,011	$24,279	$18,557
7/31/2021	$18,985	$24,689	$18,671
8/31/2021	$19,473	$25,393	$19,072
9/30/2021	$18,919	$24,254	$18,369
10/31/2021	$19,539	$25,894	$19,347
11/30/2021	$18,932	$25,500	$18,759
12/31/2021	$20,218	$26,504	$19,937
1/31/2022	$19,980	$24,945	$19,086
2/28/2022	$19,912	$24,317	$18,997
3/31/2022	$20,609	$25,105	$19,574
4/30/2022	$19,725	$22,852	$18,411
5/31/2022	$20,830	$22,822	$18,765
6/30/2022	$18,721	$20,912	$16,702
7/31/2022	$19,912	$22,874	$18,139
8/31/2022	$19,317	$22,021	$17,584
9/30/2022	$17,293	$19,979	$15,879
10/31/2022	$18,789	$21,617	$17,379
11/30/2022	$19,708	$22,745	$18,477
12/31/2022	$18,884	$21,414	$17,538
1/31/2023	$20,432	$22,888	$18,955
2/28/2023	$19,576	$22,353	$18,348
3/31/2023	$19,048	$22,951	$17,770
4/30/2023	$19,248	$23,196	$17,771
5/31/2023	$18,265	$23,286	$16,983
6/30/2023	$19,594	$24,876	$18,456
7/31/2023	$20,396	$25,768	$19,260
8/31/2023	$20,086	$25,270	$18,578
9/30/2023	$19,321	$24,067	$17,633
10/31/2023	$18,647	$23,429	$16,759
11/30/2023	$19,722	$25,613	$18,339
12/31/2023	$20,858	$26,972	$19,768
1/31/2024	$20,858	$27,271	$19,414
2/29/2024	$21,298	$28,747	$20,342
3/31/2024	$22,293	$29,674	$21,394
4/30/2024	$21,184	$28,369	$20,275
5/31/2024	$21,605	$29,709	$21,003
6/30/2024	$21,030	$30,629	$20,666
7/31/2024	$22,676	$31,198	$21,915
8/31/2024	$22,848	$31,877	$22,328
9/30/2024	$22,753	$32,537	$22,749
10/31/2024	$22,427	$32,298	$22,463

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	20.27%	8.78%	8.41%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.43%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class I2

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class I3

TOTTX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$83	0.75%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Russell 3000® Index	Russell Midcap® Value Index
3/24/2017	$10,000	$10,000	$10,000
3/31/2017	$10,109	$10,095	$10,148
4/30/2017	$10,084	$10,202	$10,167
5/31/2017	$10,117	$10,306	$10,136
6/30/2017	$10,310	$10,399	$10,287
7/31/2017	$10,453	$10,595	$10,423
8/31/2017	$10,075	$10,616	$10,228
9/30/2017	$10,101	$10,875	$10,507
10/31/2017	$10,025	$11,112	$10,592
11/30/2017	$10,469	$11,450	$10,950
12/31/2017	$10,582	$11,564	$11,085
1/31/2018	$10,781	$12,174	$11,340
2/28/2018	$10,437	$11,725	$10,781
3/31/2018	$10,410	$11,489	$10,808
4/30/2018	$10,428	$11,533	$10,862
5/31/2018	$10,410	$11,859	$10,979
6/30/2018	$10,709	$11,936	$11,068
7/31/2018	$11,016	$12,332	$11,369
8/31/2018	$11,169	$12,765	$11,524
9/30/2018	$11,206	$12,787	$11,433
10/31/2018	$10,546	$11,845	$10,609
11/30/2018	$10,871	$12,082	$10,863
12/31/2018	$9,712	$10,958	$9,723
1/31/2019	$10,745	$11,898	$10,724
2/28/2019	$10,971	$12,317	$11,065
3/31/2019	$11,060	$12,497	$11,120
4/30/2019	$11,483	$12,996	$11,487
5/31/2019	$10,833	$12,155	$10,750
6/30/2019	$11,404	$13,008	$11,475
7/31/2019	$11,552	$13,202	$11,571
8/31/2019	$11,040	$12,933	$11,163
9/30/2019	$11,601	$13,160	$11,616
10/31/2019	$11,611	$13,443	$11,678
11/30/2019	$11,807	$13,954	$11,990
12/31/2019	$12,129	$14,357	$12,354
1/31/2020	$11,966	$14,341	$12,114
2/29/2020	$10,809	$13,167	$10,914
3/31/2020	$8,199	$11,356	$8,437
4/30/2020	$9,335	$12,860	$9,564
5/31/2020	$9,847	$13,548	$10,007
6/30/2020	$9,878	$13,858	$10,120
7/31/2020	$10,144	$14,645	$10,598
8/31/2020	$10,604	$15,706	$11,017
9/30/2020	$10,256	$15,134	$10,768
10/31/2020	$10,400	$14,807	$10,868
11/30/2020	$12,007	$16,608	$12,394
12/31/2020	$12,644	$17,356	$12,968
1/31/2021	$12,582	$17,278	$12,938
2/28/2021	$13,337	$17,819	$13,940
3/31/2021	$14,174	$18,457	$14,660
4/30/2021	$14,898	$19,409	$15,369
5/31/2021	$15,291	$19,497	$15,672
6/30/2021	$14,981	$19,978	$15,490
7/31/2021	$14,950	$20,316	$15,586
8/31/2021	$15,343	$20,895	$15,920
9/30/2021	$14,908	$19,958	$15,333
10/31/2021	$15,394	$21,307	$16,150
11/30/2021	$14,919	$20,983	$15,659
12/31/2021	$15,927	$21,809	$16,642
1/31/2022	$15,740	$20,526	$15,932
2/28/2022	$15,687	$20,009	$15,857
3/31/2022	$16,233	$20,658	$16,339
4/30/2022	$15,541	$18,804	$15,368
5/31/2022	$16,406	$18,779	$15,664
6/30/2022	$14,755	$17,208	$13,942
7/31/2022	$15,687	$18,822	$15,141
8/31/2022	$15,221	$18,120	$14,678
9/30/2022	$13,623	$16,440	$13,254
10/31/2022	$14,808	$17,788	$14,507
11/30/2022	$15,527	$18,716	$15,424
12/31/2022	$14,882	$17,620	$14,640
1/31/2023	$16,094	$18,834	$15,823
2/28/2023	$15,424	$18,394	$15,316
3/31/2023	$15,011	$18,886	$14,833
4/30/2023	$15,167	$19,087	$14,834
5/31/2023	$14,398	$19,161	$14,176
6/30/2023	$15,438	$20,469	$15,406
7/31/2023	$16,080	$21,203	$16,077
8/31/2023	$15,837	$20,794	$15,508
9/30/2023	$15,224	$19,803	$14,719
10/31/2023	$14,683	$19,278	$13,990
11/30/2023	$15,538	$21,076	$15,309
12/31/2023	$16,442	$22,194	$16,501
1/31/2024	$16,442	$22,440	$16,206
2/29/2024	$16,787	$23,655	$16,980
3/31/2024	$17,565	$24,418	$17,859
4/30/2024	$16,697	$23,343	$16,924
5/31/2024	$17,026	$24,446	$17,532
6/30/2024	$16,577	$25,203	$17,251
7/31/2024	$17,865	$25,672	$18,293
8/31/2024	$18,015	$26,230	$18,638
9/30/2024	$17,925	$26,773	$18,989
10/31/2024	$17,670	$26,576	$18,751

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class I3	20.35%	8.76%	7.77%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.71%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.61%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class I3

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class R

TOTRX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$136	1.24%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell Midcap® Value Index
3/24/2017	$10,000	$10,000	$10,000
3/31/2017	$10,101	$10,095	$10,148
4/30/2017	$10,075	$10,202	$10,167
5/31/2017	$10,109	$10,306	$10,136
6/30/2017	$10,293	$10,399	$10,287
7/31/2017	$10,436	$10,595	$10,423
8/31/2017	$10,059	$10,616	$10,228
9/30/2017	$10,067	$10,875	$10,507
10/31/2017	$9,992	$11,112	$10,592
11/30/2017	$10,427	$11,450	$10,950
12/31/2017	$10,533	$11,564	$11,085
1/31/2018	$10,731	$12,174	$11,340
2/28/2018	$10,389	$11,725	$10,781
3/31/2018	$10,353	$11,489	$10,808
4/30/2018	$10,362	$11,533	$10,862
5/31/2018	$10,344	$11,859	$10,979
6/30/2018	$10,632	$11,936	$11,068
7/31/2018	$10,929	$12,332	$11,369
8/31/2018	$11,081	$12,765	$11,524
9/30/2018	$11,117	$12,787	$11,433
10/31/2018	$10,461	$11,845	$10,609
11/30/2018	$10,776	$12,082	$10,863
12/31/2018	$9,621	$10,958	$9,723
1/31/2019	$10,642	$11,898	$10,724
2/28/2019	$10,866	$12,317	$11,065
3/31/2019	$10,944	$12,497	$11,120
4/30/2019	$11,362	$12,996	$11,487
5/31/2019	$10,720	$12,155	$10,750
6/30/2019	$11,274	$13,008	$11,475
7/31/2019	$11,411	$13,202	$11,571
8/31/2019	$10,905	$12,933	$11,163
9/30/2019	$11,459	$13,160	$11,616
10/31/2019	$11,450	$13,443	$11,678
11/30/2019	$11,644	$13,954	$11,990
12/31/2019	$11,957	$14,357	$12,354
1/31/2020	$11,796	$14,341	$12,114
2/29/2020	$10,639	$13,167	$10,914
3/31/2020	$8,072	$11,356	$8,437
4/30/2020	$9,189	$12,860	$9,564
5/31/2020	$9,693	$13,548	$10,007
6/30/2020	$9,713	$13,858	$10,120
7/31/2020	$9,975	$14,645	$10,598
8/31/2020	$10,417	$15,706	$11,017
9/30/2020	$10,075	$15,134	$10,768
10/31/2020	$10,216	$14,807	$10,868
11/30/2020	$11,786	$16,608	$12,394
12/31/2020	$12,407	$17,356	$12,968
1/31/2021	$12,347	$17,278	$12,938
2/28/2021	$13,075	$17,819	$13,940
3/31/2021	$13,885	$18,457	$14,660
4/30/2021	$14,593	$19,409	$15,369
5/31/2021	$14,968	$19,497	$15,672
6/30/2021	$14,654	$19,978	$15,490
7/31/2021	$14,624	$20,316	$15,586
8/31/2021	$14,998	$20,895	$15,920
9/30/2021	$14,563	$19,958	$15,333
10/31/2021	$15,039	$21,307	$16,150
11/30/2021	$14,563	$20,983	$15,659
12/31/2021	$15,552	$21,809	$16,642
1/31/2022	$15,358	$20,526	$15,932
2/28/2022	$15,306	$20,009	$15,857
3/31/2022	$15,824	$20,658	$16,339
4/30/2022	$15,137	$18,804	$15,368
5/31/2022	$15,980	$18,779	$15,664
6/30/2022	$14,360	$17,208	$13,942
7/31/2022	$15,267	$18,822	$15,141
8/31/2022	$14,813	$18,120	$14,678
9/30/2022	$13,245	$16,440	$13,254
10/31/2022	$14,386	$17,788	$14,507
11/30/2022	$15,073	$18,716	$15,424
12/31/2022	$14,446	$17,620	$14,640
1/31/2023	$15,619	$18,834	$15,823
2/28/2023	$14,970	$18,394	$15,316
3/31/2023	$14,556	$18,886	$14,833
4/30/2023	$14,708	$19,087	$14,834
5/31/2023	$13,949	$19,161	$14,176
6/30/2023	$14,957	$20,469	$15,406
7/31/2023	$15,564	$21,203	$16,077
8/31/2023	$15,315	$20,794	$15,508
9/30/2023	$14,722	$19,803	$14,719
10/31/2023	$14,198	$19,278	$13,990
11/30/2023	$15,012	$21,076	$15,309
12/31/2023	$15,878	$22,194	$16,501
1/31/2024	$15,878	$22,440	$16,206
2/29/2024	$16,210	$23,655	$16,980
3/31/2024	$16,945	$24,418	$17,859
4/30/2024	$16,109	$23,343	$16,924
5/31/2024	$16,426	$24,446	$17,532
6/30/2024	$15,979	$25,203	$17,251
7/31/2024	$17,219	$25,672	$18,293
8/31/2024	$17,349	$26,230	$18,638
9/30/2024	$17,263	$26,773	$18,989
10/31/2024	$17,003	$26,576	$18,751

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class R	19.76%	8.23%	7.23%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.71%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.61%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class R

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class R4

TOTFX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$99	0.90%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Russell 3000® Index	Russell Midcap® Value Index
3/24/2017	$10,000	$10,000	$10,000
3/31/2017	$10,109	$10,095	$10,148
4/30/2017	$10,084	$10,202	$10,167
5/31/2017	$10,109	$10,306	$10,136
6/30/2017	$10,310	$10,399	$10,287
7/31/2017	$10,444	$10,595	$10,423
8/31/2017	$10,067	$10,616	$10,228
9/30/2017	$10,092	$10,875	$10,507
10/31/2017	$10,008	$11,112	$10,592
11/30/2017	$10,453	$11,450	$10,950
12/31/2017	$10,561	$11,564	$11,085
1/31/2018	$10,768	$12,174	$11,340
2/28/2018	$10,416	$11,725	$10,781
3/31/2018	$10,389	$11,489	$10,808
4/30/2018	$10,407	$11,533	$10,862
5/31/2018	$10,389	$11,859	$10,979
6/30/2018	$10,678	$11,936	$11,068
7/31/2018	$10,984	$12,332	$11,369
8/31/2018	$11,138	$12,765	$11,524
9/30/2018	$11,174	$12,787	$11,433
10/31/2018	$10,516	$11,845	$10,609
11/30/2018	$10,831	$12,082	$10,863
12/31/2018	$9,678	$10,958	$9,723
1/31/2019	$10,707	$11,898	$10,724
2/28/2019	$10,932	$12,317	$11,065
3/31/2019	$11,020	$12,497	$11,120
4/30/2019	$11,441	$12,996	$11,487
5/31/2019	$10,795	$12,155	$10,750
6/30/2019	$11,353	$13,008	$11,475
7/31/2019	$11,500	$13,202	$11,571
8/31/2019	$10,991	$12,933	$11,163
9/30/2019	$11,549	$13,160	$11,616
10/31/2019	$11,549	$13,443	$11,678
11/30/2019	$11,745	$13,954	$11,990
12/31/2019	$12,066	$14,357	$12,354
1/31/2020	$11,904	$14,341	$12,114
2/29/2020	$10,747	$13,167	$10,914
3/31/2020	$8,149	$11,356	$8,437
4/30/2020	$9,285	$12,860	$9,564
5/31/2020	$9,793	$13,548	$10,007
6/30/2020	$9,813	$13,858	$10,120
7/31/2020	$10,077	$14,645	$10,598
8/31/2020	$10,544	$15,706	$11,017
9/30/2020	$10,199	$15,134	$10,768
10/31/2020	$10,331	$14,807	$10,868
11/30/2020	$11,924	$16,608	$12,394
12/31/2020	$12,559	$17,356	$12,968
1/31/2021	$12,498	$17,278	$12,938
2/28/2021	$13,245	$17,819	$13,940
3/31/2021	$14,064	$18,457	$14,660
4/30/2021	$14,791	$19,409	$15,369
5/31/2021	$15,180	$19,497	$15,672
6/30/2021	$14,862	$19,978	$15,490
7/31/2021	$14,832	$20,316	$15,586
8/31/2021	$15,221	$20,895	$15,920
9/30/2021	$14,781	$19,958	$15,333
10/31/2021	$15,272	$21,307	$16,150
11/30/2021	$14,791	$20,983	$15,659
12/31/2021	$15,794	$21,809	$16,642
1/31/2022	$15,610	$20,526	$15,932
2/28/2022	$15,557	$20,009	$15,857
3/31/2022	$16,096	$20,658	$16,339
4/30/2022	$15,399	$18,804	$15,368
5/31/2022	$16,267	$18,779	$15,664
6/30/2022	$14,610	$17,208	$13,942
7/31/2022	$15,544	$18,822	$15,141
8/31/2022	$15,084	$18,120	$14,678
9/30/2022	$13,492	$16,440	$13,254
10/31/2022	$14,663	$17,788	$14,507
11/30/2022	$15,373	$18,716	$15,424
12/31/2022	$14,735	$17,620	$14,640
1/31/2023	$15,929	$18,834	$15,823
2/28/2023	$15,268	$18,394	$15,316
3/31/2023	$14,847	$18,886	$14,833
4/30/2023	$15,002	$19,087	$14,834
5/31/2023	$14,243	$19,161	$14,176
6/30/2023	$15,282	$20,469	$15,406
7/31/2023	$15,901	$21,203	$16,077
8/31/2023	$15,662	$20,794	$15,508
9/30/2023	$15,044	$19,803	$14,719
10/31/2023	$14,524	$19,278	$13,990
11/30/2023	$15,353	$21,076	$15,309
12/31/2023	$16,246	$22,194	$16,501
1/31/2024	$16,246	$22,440	$16,206
2/29/2024	$16,585	$23,655	$16,980
3/31/2024	$17,351	$24,418	$17,859
4/30/2024	$16,497	$23,343	$16,924
5/31/2024	$16,821	$24,446	$17,532
6/30/2024	$16,364	$25,203	$17,251
7/31/2024	$17,645	$25,672	$18,293
8/31/2024	$17,778	$26,230	$18,638
9/30/2024	$17,704	$26,773	$18,989
10/31/2024	$17,454	$26,576	$18,751

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class R4	20.17%	8.61%	7.60%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.71%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.61%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class R4

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Mid Cap Value Opportunities

Class R6

MVTRX

October 31, 2024

Fund Overview

Transamerica Mid Cap Value Opportunities (the "Fund") seeks to provide investors with long-term capital growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$83	0.75%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell Mid Cap® Value Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024. The market environment, characterized by relative strength in momentum-oriented stocks (i.e., stocks that performed well and continued to be bid up) and relative weakness in smaller capitalization, more value-oriented stocks, posed the most notable headwind for the Fund, given its positioning in the period.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the Fund benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc. (“Dollar Tree”) a discount retailer, and SiriusXM Holdings, Inc., (“SiriusXM”) a tracking stock for satellite radio provider, SiriusXM, were the primary detractors. Headwinds in the lower end consumer and industry-wide store theft in the retail space impacted Dollar Tree, while in SiriusXM, concerns on delivering a similar historical growth playbook weighed on shares. Within financials, the underweight to the capital markets sector and banks had the most adverse impact on performance. Of the stocks held by the Fund during the period, Markel Group, Inc., a specialty insurer, was a laggard given their more conservative posture and the departure of certain high-level managers at the end of calendar 2023.

Transamerica Mid Cap Value Opportunities

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell Midcap® Value Index
7/25/2016	$10,000	$10,000	$10,000
7/31/2016	$10,034	$10,007	$10,044
8/31/2016	$10,093	$10,033	$10,023
9/30/2016	$10,160	$10,049	$10,065
10/31/2016	$10,000	$9,831	$9,821
11/30/2016	$10,312	$10,271	$10,436
12/31/2016	$10,492	$10,472	$10,621
1/31/2017	$10,701	$10,669	$10,800
2/28/2017	$11,009	$11,065	$11,101
3/31/2017	$11,009	$11,073	$11,020
4/30/2017	$10,982	$11,190	$11,041
5/31/2017	$11,018	$11,305	$11,007
6/30/2017	$11,227	$11,407	$11,171
7/31/2017	$11,381	$11,622	$11,319
8/31/2017	$10,973	$11,644	$11,107
9/30/2017	$10,991	$11,928	$11,410
10/31/2017	$10,909	$12,189	$11,502
11/30/2017	$11,399	$12,559	$11,891
12/31/2017	$11,518	$12,684	$12,038
1/31/2018	$11,734	$13,353	$12,315
2/28/2018	$11,361	$12,861	$11,708
3/31/2018	$11,332	$12,602	$11,737
4/30/2018	$11,351	$12,650	$11,795
5/31/2018	$11,332	$13,007	$11,923
6/30/2018	$11,656	$13,093	$12,019
7/31/2018	$11,989	$13,527	$12,346
8/31/2018	$12,156	$14,002	$12,514
9/30/2018	$12,195	$14,025	$12,415
10/31/2018	$11,479	$12,993	$11,521
11/30/2018	$11,832	$13,253	$11,797
12/31/2018	$10,573	$12,019	$10,559
1/31/2019	$11,694	$13,051	$11,646
2/28/2019	$11,940	$13,510	$12,016
3/31/2019	$12,036	$13,707	$12,076
4/30/2019	$12,506	$14,255	$12,474
5/31/2019	$11,790	$13,332	$11,673
6/30/2019	$12,410	$14,269	$12,462
7/31/2019	$12,570	$14,481	$12,565
8/31/2019	$12,015	$14,185	$12,122
9/30/2019	$12,634	$14,434	$12,614
10/31/2019	$12,634	$14,745	$12,682
11/30/2019	$12,848	$15,306	$13,020
12/31/2019	$13,197	$15,748	$13,416
1/31/2020	$13,019	$15,730	$13,155
2/29/2020	$11,764	$14,443	$11,852
3/31/2020	$8,920	$12,456	$9,162
4/30/2020	$10,164	$14,106	$10,386
5/31/2020	$10,720	$14,861	$10,867
6/30/2020	$10,753	$15,200	$10,990
7/31/2020	$11,042	$16,063	$11,509
8/31/2020	$11,542	$17,227	$11,964
9/30/2020	$11,164	$16,600	$11,693
10/31/2020	$11,320	$16,242	$11,802
11/30/2020	$13,064	$18,217	$13,459
12/31/2020	$13,756	$19,037	$14,082
1/31/2021	$13,700	$18,952	$14,050
2/28/2021	$14,519	$19,545	$15,138
3/31/2021	$15,428	$20,245	$15,920
4/30/2021	$16,213	$21,289	$16,690
5/31/2021	$16,639	$21,386	$17,019
6/30/2021	$16,303	$21,913	$16,821
7/31/2021	$16,269	$22,284	$16,925
8/31/2021	$16,696	$22,919	$17,288
9/30/2021	$16,224	$21,891	$16,651
10/31/2021	$16,763	$23,371	$17,538
11/30/2021	$16,236	$23,016	$17,005
12/31/2021	$17,343	$23,922	$18,073
1/31/2022	$17,127	$22,515	$17,301
2/28/2022	$17,084	$21,947	$17,220
3/31/2022	$17,676	$22,659	$17,744
4/30/2022	$16,910	$20,626	$16,689
5/31/2022	$17,863	$20,598	$17,010
6/30/2022	$16,058	$18,875	$15,140
7/31/2022	$17,084	$20,646	$16,443
8/31/2022	$16,564	$19,875	$15,940
9/30/2022	$14,831	$18,032	$14,394
10/31/2022	$16,116	$19,511	$15,753
11/30/2022	$16,896	$20,529	$16,749
12/31/2022	$16,196	$19,327	$15,898
1/31/2023	$17,526	$20,658	$17,182
2/28/2023	$16,784	$20,176	$16,632
3/31/2023	$16,336	$20,715	$16,108
4/30/2023	$16,506	$20,936	$16,109
5/31/2023	$15,671	$21,017	$15,395
6/30/2023	$16,815	$22,452	$16,730
7/31/2023	$17,495	$23,257	$17,458
8/31/2023	$17,232	$22,808	$16,841
9/30/2023	$16,567	$21,722	$15,984
10/31/2023	$15,980	$21,146	$15,192
11/30/2023	$16,907	$23,118	$16,624
12/31/2023	$17,888	$24,344	$17,920
1/31/2024	$17,888	$24,614	$17,599
2/29/2024	$18,261	$25,946	$18,439
3/31/2024	$19,105	$26,783	$19,393
4/30/2024	$18,164	$25,605	$18,379
5/31/2024	$18,537	$26,814	$19,038
6/30/2024	$18,034	$27,645	$18,734
7/31/2024	$19,446	$28,158	$19,866
8/31/2024	$19,608	$28,771	$20,240
9/30/2024	$19,511	$29,367	$20,622
10/31/2024	$19,235	$29,151	$20,362

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 7/25/16
Class R6	20.37%	8.77%	8.23%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.81%
Russell Midcap® Value IndexFootnote Reference(b)	34.03%	9.93%	8.98%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,207,066,798
Number of Portfolio Holdings	71
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$9,115,899

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Health Care	18.0%
Utilities	13.0
Financials	12.9
Communication Services	12.5
Consumer Staples	12.3
Industrials	8.1
Energy	7.5
Materials	4.0
Information Technology	3.4
Real Estate	2.6
Consumer Discretionary	2.0
Repurchase Agreements	3.7
Other Investment Company	0.9
Net Other Assets (Liabilities)Footnote Reference^	(0.9)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Mid Cap Value Opportunities

Class R6

Top Holdings (Percentage of Net Assets)

Dominion Energy, Inc.	3.3%
NiSource, Inc.	2.8
OGE Energy Corp.	2.4
Evergy, Inc.	2.4
Bio-Rad Laboratories, Inc., Class A	2.4
Kinder Morgan, Inc.	2.4
Liberty Broadband Corp., Class C	2.3
Sirius XM Holdings, Inc.	2.1
Corpay, Inc.	2.1
Williams Cos., Inc.	1.9

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on May 1, 2024:

  Transamerica Asset Management, Inc., the Fund's investment adviser, reduced its management fee schedule for the Fund;

  and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Mid Cap Value Opportunities

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Asset Income

Class A

TASHX

October 31, 2024

Fund Overview

Transamerica Multi-Asset Income (the "Fund") seeks current income while providing long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$109	0.98%

How did the Fund perform last year and what affected its performance?

Index performance for all three asset classes of the fund posted strong positive absolute returns during the 12-month period ended October 31, 2024, with common equity fairing best. The S&P 500® Index returned over 38% driven by the technology sector. Within large cap U.S. equities, growth, represented by the Russell 1000® Growth Index returned over 43%, and fared better than value as the Russell 1000® Value Index rose over 30%. High yield corporate credit, represented by the Bloomberg U.S. Corporate High Yield Index returned over 16% but lagged the S&P 500® Index. Within high yield credit, long duration credit outperformed intermediate duration. In addition, lower quality credit outperformed during the period.

The fund underperformed the S&P 500® Index (“Index”), a fund benchmark, during the fiscal year ended October 31, 2024. The fund’s holdings within preferred equities and corporate credit generated a positive return while the more valued tilted common equity holdings lagged those of the Index. Allocations to both preferred equity and corporate credit detracted from performance relative to its all-equity benchmark.

Within equities, the financials and consumer discretionary sectors contributed most to relative performance. Within financials, an overweight allocation and security selection contributed most to performance. At the security level, Goldman Sachs Group, Inc. drove relative performance. In consumer discretionary, General Motors Co., a leading automobile manufacturer, contributed positively, driven by its strategic shift toward substantially higher shareholder returns, supported by strong performance in its North American operations. Conversely, the technology and industrials sectors detracted most from performance. Within technology, the underweights to large, top-performing benchmark stocks including NVIDIA Corp and Meta Platforms Inc. negatively impacted relative performance. Stock selection in industrials, particularly United Parcel Service, Inc., a delivery and logistic services provider, was a notable laggard as the company reported second quarter earnings which missed on key metrics such as operating margin, revenue, and earnings per share.

During the period, the fund reduced its corporate credit allocation in favor of common equity as the sub-adviser’s portfolio management team transitioned to more attractive absolute return investment opportunities within the space.

Transamerica Multi-Asset Income

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	S&P 500® Index	Transamerica Multi-Asset Income Blended Benchmark
10/31/2014	$9,450	$10,000	$10,000
11/30/2014	$9,569	$10,269	$10,135
12/31/2014	$9,500	$10,243	$10,073
1/31/2015	$9,379	$9,936	$9,927
2/28/2015	$9,734	$10,507	$10,359
3/31/2015	$9,629	$10,340	$10,241
4/30/2015	$9,742	$10,440	$10,345
5/31/2015	$9,799	$10,574	$10,440
6/30/2015	$9,655	$10,369	$10,259
7/31/2015	$9,693	$10,586	$10,375
8/31/2015	$9,445	$9,948	$9,934
9/30/2015	$9,264	$9,702	$9,690
10/31/2015	$9,601	$10,520	$10,296
11/30/2015	$9,553	$10,551	$10,240
12/31/2015	$9,424	$10,385	$10,052
1/31/2016	$9,151	$9,869	$9,703
2/29/2016	$9,161	$9,856	$9,727
3/31/2016	$9,554	$10,525	$10,262
4/30/2016	$9,583	$10,566	$10,424
5/31/2016	$9,701	$10,755	$10,550
6/30/2016	$9,751	$10,783	$10,604
7/31/2016	$10,019	$11,181	$10,942
8/31/2016	$10,108	$11,196	$11,039
9/30/2016	$10,103	$11,199	$11,061
10/31/2016	$9,973	$10,994	$10,946
11/30/2016	$10,103	$11,401	$11,166
12/31/2016	$10,283	$11,627	$11,373
1/31/2017	$10,413	$11,847	$11,554
2/28/2017	$10,625	$12,318	$11,888
3/31/2017	$10,678	$12,332	$11,890
4/30/2017	$10,790	$12,459	$12,021
5/31/2017	$10,800	$12,634	$12,162
6/30/2017	$10,905	$12,713	$12,215
7/31/2017	$10,998	$12,974	$12,417
8/31/2017	$11,049	$13,014	$12,445
9/30/2017	$11,191	$13,283	$12,638
10/31/2017	$11,346	$13,593	$12,837
11/30/2017	$11,522	$14,009	$13,060
12/31/2017	$11,650	$14,165	$13,158
1/31/2018	$11,933	$14,976	$13,632
2/28/2018	$11,692	$14,424	$13,277
3/31/2018	$11,503	$14,058	$13,045
4/30/2018	$11,576	$14,112	$13,104
5/31/2018	$11,671	$14,451	$13,287
6/30/2018	$11,650	$14,540	$13,348
7/31/2018	$11,938	$15,081	$13,703
8/31/2018	$12,119	$15,573	$14,014
9/30/2018	$12,160	$15,662	$14,090
10/31/2018	$11,699	$14,591	$13,429
11/30/2018	$11,774	$14,888	$13,564
12/31/2018	$11,210	$13,544	$12,726
1/31/2019	$11,682	$14,629	$13,564
2/28/2019	$11,912	$15,099	$13,915
3/31/2019	$12,093	$15,393	$14,139
4/30/2019	$12,402	$16,016	$14,555
5/31/2019	$11,960	$14,998	$13,939
6/30/2019	$12,426	$16,055	$14,673
7/31/2019	$12,604	$16,286	$14,834
8/31/2019	$12,593	$16,028	$14,736
9/30/2019	$12,834	$16,328	$14,922
10/31/2019	$13,070	$16,681	$15,136
11/30/2019	$13,216	$17,287	$15,502
12/31/2019	$13,466	$17,809	$15,884
1/31/2020	$13,421	$17,802	$15,884
2/29/2020	$12,764	$16,336	$15,008
3/31/2020	$11,022	$14,319	$13,253
4/30/2020	$11,916	$16,154	$14,494
5/31/2020	$12,489	$16,923	$15,162
6/30/2020	$12,713	$17,260	$15,382
7/31/2020	$13,256	$18,233	$16,198
8/31/2020	$13,788	$19,544	$16,946
9/30/2020	$13,520	$18,801	$16,478
10/31/2020	$13,450	$18,301	$16,246
11/30/2020	$14,570	$20,305	$17,544
12/31/2020	$14,995	$21,085	$18,060
1/31/2021	$15,078	$20,872	$17,957
2/28/2021	$15,231	$21,448	$18,267
3/31/2021	$15,718	$22,387	$18,750
4/30/2021	$16,216	$23,582	$19,429
5/31/2021	$16,453	$23,747	$19,528
6/30/2021	$16,573	$24,301	$19,901
7/31/2021	$16,788	$24,878	$20,219
8/31/2021	$17,015	$25,635	$20,632
9/30/2021	$16,605	$24,443	$20,053
10/31/2021	$17,122	$26,155	$20,881
11/30/2021	$16,953	$25,974	$20,713
12/31/2021	$17,620	$27,138	$21,428
1/31/2022	$17,351	$25,734	$20,519
2/28/2022	$17,020	$24,963	$20,077
3/31/2022	$17,098	$25,890	$20,452
4/30/2022	$16,386	$23,632	$19,088
5/31/2022	$16,506	$23,676	$19,160
6/30/2022	$15,287	$21,721	$17,694
7/31/2022	$16,218	$23,724	$19,107
8/31/2022	$15,800	$22,757	$18,432
9/30/2022	$14,803	$20,661	$17,127
10/31/2022	$15,667	$22,334	$18,164
11/30/2022	$16,265	$23,582	$18,923
12/31/2022	$15,777	$22,223	$18,212
1/31/2023	$16,423	$23,619	$19,162
2/28/2023	$16,040	$23,043	$18,769
3/31/2023	$16,058	$23,889	$19,290
4/30/2023	$16,210	$24,262	$19,534
5/31/2023	$15,892	$24,367	$19,511
6/30/2023	$16,515	$25,977	$20,393
7/31/2023	$16,914	$26,812	$20,892
8/31/2023	$16,684	$26,385	$20,709
9/30/2023	$16,259	$25,127	$20,013
10/31/2023	$15,892	$24,599	$19,683
11/30/2023	$16,711	$26,845	$21,123
12/31/2023	$17,356	$28,065	$21,988
1/31/2024	$17,455	$28,536	$22,216
2/29/2024	$17,724	$30,060	$22,932
3/31/2024	$18,204	$31,027	$23,483
4/30/2024	$17,793	$29,760	$22,821
5/31/2024	$18,252	$31,236	$23,602
6/30/2024	$18,599	$32,356	$24,206
7/31/2024	$18,927	$32,750	$24,544
8/31/2024	$19,342	$33,545	$25,052
9/30/2024	$19,655	$34,261	$25,486
10/31/2024	$19,571	$33,950	$25,274

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	16.42%	7.19%	6.95%
Class A	23.14%	8.41%	7.55%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Transamerica Multi-Asset Income Blended BenchmarkFootnote Reference(b)	28.41%	10.80%	9.72%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Multi-Asset Income Blended Benchmark consists of 60% S&P 500® Index (reflects no deduction for fees, expenses or taxes) and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes).

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$710,214,532
Number of Portfolio Holdings	199
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,853,907

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	53.8%
Corporate Debt Securities	39.7
Preferred Stocks	5.2
Other Investment Company	4.7
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(4.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Multi-Asset Income

Class A

Top Holdings (Percentage of Net Assets)

Alphabet, Inc., Class C	3.4%
Microsoft Corp.	3.0
Apple, Inc.	2.9
Broadcom, Inc.	2.2
International Business Machines Corp.	2.1
Merck & Co., Inc.	1.8
Goldman Sachs Group, Inc.	1.8
AbbVie, Inc.	1.7
McDonald's Corp.	1.6
Meta Platforms, Inc., Class A	1.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Asset Income

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Asset Income

Class C

TCSHX

October 31, 2024

Fund Overview

Transamerica Multi-Asset Income (the "Fund") seeks current income while providing long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$189	1.70%

How did the Fund perform last year and what affected its performance?

Index performance for all three asset classes of the fund posted strong positive absolute returns during the 12-month period ended October 31, 2024, with common equity fairing best. The S&P 500® Index returned over 38% driven by the technology sector. Within large cap U.S. equities, growth, represented by the Russell 1000® Growth Index returned over 43%, and fared better than value as the Russell 1000® Value Index rose over 30%. High yield corporate credit, represented by the Bloomberg U.S. Corporate High Yield Index returned over 16% but lagged the S&P 500® Index. Within high yield credit, long duration credit outperformed intermediate duration. In addition, lower quality credit outperformed during the period.

The fund underperformed the S&P 500® Index (“Index”), a fund benchmark, during the fiscal year ended October 31, 2024. The fund’s holdings within preferred equities and corporate credit generated a positive return while the more valued tilted common equity holdings lagged those of the Index. Allocations to both preferred equity and corporate credit detracted from performance relative to its all-equity benchmark.

Within equities, the financials and consumer discretionary sectors contributed most to relative performance. Within financials, an overweight allocation and security selection contributed most to performance. At the security level, Goldman Sachs Group, Inc. drove relative performance. In consumer discretionary, General Motors Co., a leading automobile manufacturer, contributed positively, driven by its strategic shift toward substantially higher shareholder returns, supported by strong performance in its North American operations. Conversely, the technology and industrials sectors detracted most from performance. Within technology, the underweights to large, top-performing benchmark stocks including NVIDIA Corp and Meta Platforms Inc. negatively impacted relative performance. Stock selection in industrials, particularly United Parcel Service, Inc., a delivery and logistic services provider, was a notable laggard as the company reported second quarter earnings which missed on key metrics such as operating margin, revenue, and earnings per share.

During the period, the fund reduced its corporate credit allocation in favor of common equity as the sub-adviser’s portfolio management team transitioned to more attractive absolute return investment opportunities within the space.

Transamerica Multi-Asset Income

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	S&P 500® Index	Transamerica Multi-Asset Income Blended Benchmark
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,117	$10,269	$10,135
12/31/2014	$10,035	$10,243	$10,073
1/31/2015	$9,906	$9,936	$9,927
2/28/2015	$10,272	$10,507	$10,359
3/31/2015	$10,162	$10,340	$10,241
4/30/2015	$10,272	$10,440	$10,345
5/31/2015	$10,332	$10,574	$10,440
6/30/2015	$10,162	$10,369	$10,259
7/31/2015	$10,192	$10,586	$10,375
8/31/2015	$9,931	$9,948	$9,934
9/30/2015	$9,733	$9,702	$9,690
10/31/2015	$10,078	$10,520	$10,296
11/30/2015	$10,027	$10,551	$10,240
12/31/2015	$9,878	$10,385	$10,052
1/31/2016	$9,591	$9,869	$9,703
2/29/2016	$9,591	$9,856	$9,727
3/31/2016	$10,007	$10,525	$10,262
4/30/2016	$10,028	$10,566	$10,424
5/31/2016	$10,152	$10,755	$10,550
6/30/2016	$10,185	$10,783	$10,604
7/31/2016	$10,465	$11,181	$10,942
8/31/2016	$10,558	$11,196	$11,039
9/30/2016	$10,543	$11,199	$11,061
10/31/2016	$10,397	$10,994	$10,946
11/30/2016	$10,533	$11,401	$11,166
12/31/2016	$10,702	$11,627	$11,373
1/31/2017	$10,839	$11,847	$11,554
2/28/2017	$11,049	$12,318	$11,888
3/31/2017	$11,094	$12,332	$11,890
4/30/2017	$11,211	$12,459	$12,021
5/31/2017	$11,200	$12,634	$12,162
6/30/2017	$11,308	$12,713	$12,215
7/31/2017	$11,405	$12,974	$12,417
8/31/2017	$11,437	$13,014	$12,445
9/30/2017	$11,595	$13,283	$12,638
10/31/2017	$11,746	$13,593	$12,837
11/30/2017	$11,907	$14,009	$13,060
12/31/2017	$12,040	$14,165	$13,158
1/31/2018	$12,322	$14,976	$13,632
2/28/2018	$12,072	$14,424	$13,277
3/31/2018	$11,863	$14,058	$13,045
4/30/2018	$11,939	$14,112	$13,104
5/31/2018	$12,027	$14,451	$13,287
6/30/2018	$12,004	$14,540	$13,348
7/31/2018	$12,290	$15,081	$13,703
8/31/2018	$12,455	$15,573	$14,014
9/30/2018	$12,496	$15,662	$14,090
10/31/2018	$12,009	$14,591	$13,429
11/30/2018	$12,087	$14,888	$13,564
12/31/2018	$11,508	$13,544	$12,726
1/31/2019	$11,971	$14,629	$13,564
2/28/2019	$12,208	$15,099	$13,915
3/31/2019	$12,384	$15,393	$14,139
4/30/2019	$12,690	$16,016	$14,555
5/31/2019	$12,236	$14,998	$13,939
6/30/2019	$12,703	$16,055	$14,673
7/31/2019	$12,875	$16,286	$14,834
8/31/2019	$12,863	$16,028	$14,736
9/30/2019	$13,100	$16,328	$14,922
10/31/2019	$13,330	$16,681	$15,136
11/30/2019	$13,468	$17,287	$15,502
12/31/2019	$13,724	$17,809	$15,884
1/31/2020	$13,655	$17,802	$15,884
2/29/2020	$12,983	$16,336	$15,008
3/31/2020	$11,202	$14,319	$13,253
4/30/2020	$12,102	$16,154	$14,494
5/31/2020	$12,675	$16,923	$15,162
6/30/2020	$12,893	$17,260	$15,382
7/31/2020	$13,447	$18,233	$16,198
8/31/2020	$13,966	$19,544	$16,946
9/30/2020	$13,702	$18,801	$16,478
10/31/2020	$13,619	$18,301	$16,246
11/30/2020	$14,746	$20,305	$17,544
12/31/2020	$15,151	$21,085	$18,060
1/31/2021	$15,235	$20,872	$17,957
2/28/2021	$15,390	$21,448	$18,267
3/31/2021	$15,856	$22,387	$18,750
4/30/2021	$16,361	$23,582	$19,429
5/31/2021	$16,589	$23,747	$19,528
6/30/2021	$16,692	$24,301	$19,901
7/31/2021	$16,909	$24,878	$20,219
8/31/2021	$17,115	$25,635	$20,632
9/30/2021	$16,706	$24,443	$20,053
10/31/2021	$17,203	$26,155	$20,881
11/30/2021	$17,034	$25,974	$20,713
12/31/2021	$17,688	$27,138	$21,428
1/31/2022	$17,416	$25,734	$20,519
2/28/2022	$17,057	$24,963	$20,077
3/31/2022	$17,131	$25,890	$20,452
4/30/2022	$16,404	$23,632	$19,088
5/31/2022	$16,528	$23,676	$19,160
6/30/2022	$15,292	$21,721	$17,694
7/31/2022	$16,219	$23,724	$19,107
8/31/2022	$15,776	$22,757	$18,432
9/30/2022	$14,780	$20,661	$17,127
10/31/2022	$15,637	$22,334	$18,164
11/30/2022	$16,227	$23,582	$18,923
12/31/2022	$15,718	$22,223	$18,212
1/31/2023	$16,367	$23,619	$19,162
2/28/2023	$15,962	$23,043	$18,769
3/31/2023	$15,984	$23,889	$19,290
4/30/2023	$16,113	$24,262	$19,534
5/31/2023	$15,798	$24,367	$19,511
6/30/2023	$16,398	$25,977	$20,393
7/31/2023	$16,784	$26,812	$20,892
8/31/2023	$16,558	$26,385	$20,709
9/30/2023	$16,125	$25,127	$20,013
10/31/2023	$15,738	$24,599	$19,683
11/30/2023	$16,542	$26,845	$21,123
12/31/2023	$17,172	$28,065	$21,988
1/31/2024	$17,261	$28,536	$22,216
2/29/2024	$17,518	$30,060	$22,932
3/31/2024	$17,983	$31,027	$23,483
4/30/2024	$17,566	$29,760	$22,821
5/31/2024	$18,010	$31,236	$23,602
6/30/2024	$18,343	$32,356	$24,206
7/31/2024	$18,656	$32,750	$24,544
8/31/2024	$19,055	$33,545	$25,052
9/30/2024	$19,340	$34,261	$25,486
10/31/2024	$19,258	$33,950	$25,274

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	21.37%	7.64%	6.77%
Class C	22.37%	7.64%	6.77%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Transamerica Multi-Asset Income Blended BenchmarkFootnote Reference(b)	28.41%	10.80%	9.72%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Multi-Asset Income Blended Benchmark consists of 60% S&P 500® Index (reflects no deduction for fees, expenses or taxes) and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes).

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$710,214,532
Number of Portfolio Holdings	199
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,853,907

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	53.8%
Corporate Debt Securities	39.7
Preferred Stocks	5.2
Other Investment Company	4.7
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(4.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Multi-Asset Income

Class C

Top Holdings (Percentage of Net Assets)

Alphabet, Inc., Class C	3.4%
Microsoft Corp.	3.0
Apple, Inc.	2.9
Broadcom, Inc.	2.2
International Business Machines Corp.	2.1
Merck & Co., Inc.	1.8
Goldman Sachs Group, Inc.	1.8
AbbVie, Inc.	1.7
McDonald's Corp.	1.6
Meta Platforms, Inc., Class A	1.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Asset Income

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Asset Income

Class I

TSHIX

October 31, 2024

Fund Overview

Transamerica Multi-Asset Income (the "Fund") seeks current income while providing long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$80	0.72%

How did the Fund perform last year and what affected its performance?

Index performance for all three asset classes of the fund posted strong positive absolute returns during the 12-month period ended October 31, 2024, with common equity fairing best. The S&P 500® Index returned over 38% driven by the technology sector. Within large cap U.S. equities, growth, represented by the Russell 1000® Growth Index returned over 43%, and fared better than value as the Russell 1000® Value Index rose over 30%. High yield corporate credit, represented by the Bloomberg U.S. Corporate High Yield Index returned over 16% but lagged the S&P 500® Index. Within high yield credit, long duration credit outperformed intermediate duration. In addition, lower quality credit outperformed during the period.

The fund underperformed the S&P 500® Index (“Index”), a fund benchmark, during the fiscal year ended October 31, 2024. The fund’s holdings within preferred equities and corporate credit generated a positive return while the more valued tilted common equity holdings lagged those of the Index. Allocations to both preferred equity and corporate credit detracted from performance relative to its all-equity benchmark.

Within equities, the financials and consumer discretionary sectors contributed most to relative performance. Within financials, an overweight allocation and security selection contributed most to performance. At the security level, Goldman Sachs Group, Inc. drove relative performance. In consumer discretionary, General Motors Co., a leading automobile manufacturer, contributed positively, driven by its strategic shift toward substantially higher shareholder returns, supported by strong performance in its North American operations. Conversely, the technology and industrials sectors detracted most from performance. Within technology, the underweights to large, top-performing benchmark stocks including NVIDIA Corp and Meta Platforms Inc. negatively impacted relative performance. Stock selection in industrials, particularly United Parcel Service, Inc., a delivery and logistic services provider, was a notable laggard as the company reported second quarter earnings which missed on key metrics such as operating margin, revenue, and earnings per share.

During the period, the fund reduced its corporate credit allocation in favor of common equity as the sub-adviser’s portfolio management team transitioned to more attractive absolute return investment opportunities within the space.

Transamerica Multi-Asset Income

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	S&P 500® Index	Transamerica Multi-Asset Income Blended Benchmark
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,116	$10,269	$10,135
12/31/2014	$10,051	$10,243	$10,073
1/31/2015	$9,922	$9,936	$9,927
2/28/2015	$10,298	$10,507	$10,359
3/31/2015	$10,192	$10,340	$10,241
4/30/2015	$10,312	$10,440	$10,345
5/31/2015	$10,382	$10,574	$10,440
6/30/2015	$10,226	$10,369	$10,259
7/31/2015	$10,267	$10,586	$10,375
8/31/2015	$10,004	$9,948	$9,934
9/30/2015	$9,809	$9,702	$9,690
10/31/2015	$10,177	$10,520	$10,296
11/30/2015	$10,125	$10,551	$10,240
12/31/2015	$9,984	$10,385	$10,052
1/31/2016	$9,705	$9,869	$9,703
2/29/2016	$9,716	$9,856	$9,727
3/31/2016	$10,139	$10,525	$10,262
4/30/2016	$10,170	$10,566	$10,424
5/31/2016	$10,306	$10,755	$10,550
6/30/2016	$10,344	$10,783	$10,604
7/31/2016	$10,639	$11,181	$10,942
8/31/2016	$10,744	$11,196	$11,039
9/30/2016	$10,735	$11,199	$11,061
10/31/2016	$10,597	$10,994	$10,946
11/30/2016	$10,745	$11,401	$11,166
12/31/2016	$10,925	$11,627	$11,373
1/31/2017	$11,075	$11,847	$11,554
2/28/2017	$11,288	$12,318	$11,888
3/31/2017	$11,349	$12,332	$11,890
4/30/2017	$11,479	$12,459	$12,021
5/31/2017	$11,490	$12,634	$12,162
6/30/2017	$11,602	$12,713	$12,215
7/31/2017	$11,711	$12,974	$12,417
8/31/2017	$11,754	$13,014	$12,445
9/30/2017	$11,926	$13,283	$12,638
10/31/2017	$12,091	$13,593	$12,837
11/30/2017	$12,278	$14,009	$13,060
12/31/2017	$12,422	$14,165	$13,158
1/31/2018	$12,712	$14,976	$13,632
2/28/2018	$12,467	$14,424	$13,277
3/31/2018	$12,261	$14,058	$13,045
4/30/2018	$12,351	$14,112	$13,104
5/31/2018	$12,452	$14,451	$13,287
6/30/2018	$12,438	$14,540	$13,348
7/31/2018	$12,744	$15,081	$13,703
8/31/2018	$12,937	$15,573	$14,014
9/30/2018	$12,978	$15,662	$14,090
10/31/2018	$12,486	$14,591	$13,429
11/30/2018	$12,577	$14,888	$13,564
12/31/2018	$11,984	$13,544	$12,726
1/31/2019	$12,475	$14,629	$13,564
2/28/2019	$12,721	$15,099	$13,915
3/31/2019	$12,934	$15,393	$14,139
4/30/2019	$13,265	$16,016	$14,555
5/31/2019	$12,792	$14,998	$13,939
6/30/2019	$13,290	$16,055	$14,673
7/31/2019	$13,481	$16,286	$14,834
8/31/2019	$13,481	$16,028	$14,736
9/30/2019	$13,750	$16,328	$14,922
10/31/2019	$14,002	$16,681	$15,136
11/30/2019	$14,158	$17,287	$15,502
12/31/2019	$14,435	$17,809	$15,884
1/31/2020	$14,374	$17,802	$15,884
2/29/2020	$13,682	$16,336	$15,008
3/31/2020	$11,817	$14,319	$13,253
4/30/2020	$12,775	$16,154	$14,494
5/31/2020	$13,390	$16,923	$15,162
6/30/2020	$13,643	$17,260	$15,382
7/31/2020	$14,239	$18,233	$16,198
8/31/2020	$14,797	$19,544	$16,946
9/30/2020	$14,521	$18,801	$16,478
10/31/2020	$14,446	$18,301	$16,246
11/30/2020	$15,662	$20,305	$17,544
12/31/2020	$16,116	$21,085	$18,060
1/31/2021	$16,204	$20,872	$17,957
2/28/2021	$16,382	$21,448	$18,267
3/31/2021	$16,903	$22,387	$18,750
4/30/2021	$17,451	$23,582	$19,429
5/31/2021	$17,707	$23,747	$19,528
6/30/2021	$17,828	$24,301	$19,901
7/31/2021	$18,072	$24,878	$20,219
8/31/2021	$18,316	$25,635	$20,632
9/30/2021	$17,886	$24,443	$20,053
10/31/2021	$18,442	$26,155	$20,881
11/30/2021	$18,261	$25,974	$20,713
12/31/2021	$18,992	$27,138	$21,428
1/31/2022	$18,702	$25,734	$20,519
2/28/2022	$18,345	$24,963	$20,077
3/31/2022	$18,441	$25,890	$20,452
4/30/2022	$17,678	$23,632	$19,088
5/31/2022	$17,811	$23,676	$19,160
6/30/2022	$16,500	$21,721	$17,694
7/31/2022	$17,509	$23,724	$19,107
8/31/2022	$17,061	$22,757	$18,432
9/30/2022	$15,990	$20,661	$17,127
10/31/2022	$16,929	$22,334	$18,164
11/30/2022	$17,579	$23,582	$18,923
12/31/2022	$17,045	$22,223	$18,212
1/31/2023	$17,761	$23,619	$19,162
2/28/2023	$17,337	$23,043	$18,769
3/31/2023	$17,375	$23,889	$19,290
4/30/2023	$17,529	$24,262	$19,534
5/31/2023	$17,203	$24,367	$19,511
6/30/2023	$17,881	$25,977	$20,393
7/31/2023	$18,316	$26,812	$20,892
8/31/2023	$18,072	$26,385	$20,709
9/30/2023	$17,616	$25,127	$20,013
10/31/2023	$17,209	$24,599	$19,683
11/30/2023	$18,099	$26,845	$21,123
12/31/2023	$18,801	$28,065	$21,988
1/31/2024	$18,928	$28,536	$22,216
2/29/2024	$19,224	$30,060	$22,932
3/31/2024	$19,733	$31,027	$23,483
4/30/2024	$19,307	$29,760	$22,821
5/31/2024	$19,810	$31,236	$23,602
6/30/2024	$20,190	$32,356	$24,206
7/31/2024	$20,550	$32,750	$24,544
8/31/2024	$21,005	$33,545	$25,052
9/30/2024	$21,334	$34,261	$25,486
10/31/2024	$21,262	$33,950	$25,274

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	23.55%	8.71%	7.83%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Transamerica Multi-Asset Income Blended BenchmarkFootnote Reference(b)	28.41%	10.80%	9.72%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Multi-Asset Income Blended Benchmark consists of 60% S&P 500® Index (reflects no deduction for fees, expenses or taxes) and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes).

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$710,214,532
Number of Portfolio Holdings	199
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,853,907

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	53.8%
Corporate Debt Securities	39.7
Preferred Stocks	5.2
Other Investment Company	4.7
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(4.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Multi-Asset Income

Class I

Top Holdings (Percentage of Net Assets)

Alphabet, Inc., Class C	3.4%
Microsoft Corp.	3.0
Apple, Inc.	2.9
Broadcom, Inc.	2.2
International Business Machines Corp.	2.1
Merck & Co., Inc.	1.8
Goldman Sachs Group, Inc.	1.8
AbbVie, Inc.	1.7
McDonald's Corp.	1.6
Meta Platforms, Inc., Class A	1.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Asset Income

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Asset Income

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Multi-Asset Income (the "Fund") seeks current income while providing long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$70	0.63%

How did the Fund perform last year and what affected its performance?

Index performance for all three asset classes of the fund posted strong positive absolute returns during the 12-month period ended October 31, 2024, with common equity fairing best. The S&P 500® Index returned over 38% driven by the technology sector. Within large cap U.S. equities, growth, represented by the Russell 1000® Growth Index returned over 43%, and fared better than value as the Russell 1000® Value Index rose over 30%. High yield corporate credit, represented by the Bloomberg U.S. Corporate High Yield Index returned over 16% but lagged the S&P 500® Index. Within high yield credit, long duration credit outperformed intermediate duration. In addition, lower quality credit outperformed during the period.

The fund underperformed the S&P 500® Index (“Index”), a fund benchmark, during the fiscal year ended October 31, 2024. The fund’s holdings within preferred equities and corporate credit generated a positive return while the more valued tilted common equity holdings lagged those of the Index. Allocations to both preferred equity and corporate credit detracted from performance relative to its all-equity benchmark.

Within equities, the financials and consumer discretionary sectors contributed most to relative performance. Within financials, an overweight allocation and security selection contributed most to performance. At the security level, Goldman Sachs Group, Inc. drove relative performance. In consumer discretionary, General Motors Co., a leading automobile manufacturer, contributed positively, driven by its strategic shift toward substantially higher shareholder returns, supported by strong performance in its North American operations. Conversely, the technology and industrials sectors detracted most from performance. Within technology, the underweights to large, top-performing benchmark stocks including NVIDIA Corp and Meta Platforms Inc. negatively impacted relative performance. Stock selection in industrials, particularly United Parcel Service, Inc., a delivery and logistic services provider, was a notable laggard as the company reported second quarter earnings which missed on key metrics such as operating margin, revenue, and earnings per share.

During the period, the fund reduced its corporate credit allocation in favor of common equity as the sub-adviser’s portfolio management team transitioned to more attractive absolute return investment opportunities within the space.

Transamerica Multi-Asset Income

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	S&P 500® Index	Transamerica Multi-Asset Income Blended Benchmark
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,117	$10,269	$10,135
12/31/2014	$10,050	$10,243	$10,073
1/31/2015	$9,921	$9,936	$9,927
2/28/2015	$10,298	$10,507	$10,359
3/31/2015	$10,149	$10,340	$10,241
4/30/2015	$10,238	$10,440	$10,345
5/31/2015	$10,298	$10,574	$10,440
6/30/2015	$10,124	$10,369	$10,259
7/31/2015	$10,144	$10,586	$10,375
8/31/2015	$9,855	$9,948	$9,934
9/30/2015	$9,650	$9,702	$9,690
10/31/2015	$9,972	$10,520	$10,296
11/30/2015	$9,892	$10,551	$10,240
12/31/2015	$9,742	$10,385	$10,052
1/31/2016	$9,466	$9,869	$9,703
2/29/2016	$9,445	$9,856	$9,727
3/31/2016	$9,816	$10,525	$10,262
4/30/2016	$9,836	$10,566	$10,424
5/31/2016	$9,909	$10,755	$10,550
6/30/2016	$9,976	$10,783	$10,604
7/31/2016	$10,236	$11,181	$10,942
8/31/2016	$10,298	$11,196	$11,039
9/30/2016	$10,268	$11,199	$11,061
10/31/2016	$10,110	$10,994	$10,946
11/30/2016	$10,215	$11,401	$11,166
12/31/2016	$10,386	$11,627	$11,373
1/31/2017	$10,534	$11,847	$11,554
2/28/2017	$10,746	$12,318	$11,888
3/31/2017	$10,800	$12,332	$11,890
4/30/2017	$10,917	$12,459	$12,021
5/31/2017	$10,928	$12,634	$12,162
6/30/2017	$11,039	$12,713	$12,215
7/31/2017	$11,136	$12,974	$12,417
8/31/2017	$11,190	$13,014	$12,445
9/30/2017	$11,342	$13,283	$12,638
10/31/2017	$11,495	$13,593	$12,837
11/30/2017	$11,670	$14,009	$13,060
12/31/2017	$11,804	$14,165	$13,158
1/31/2018	$12,092	$14,976	$13,632
2/28/2018	$11,848	$14,424	$13,277
3/31/2018	$11,655	$14,058	$13,045
4/30/2018	$11,744	$14,112	$13,104
5/31/2018	$11,834	$14,451	$13,287
6/30/2018	$11,820	$14,540	$13,348
7/31/2018	$12,112	$15,081	$13,703
8/31/2018	$12,293	$15,573	$14,014
9/30/2018	$12,335	$15,662	$14,090
10/31/2018	$11,892	$14,591	$13,429
11/30/2018	$11,972	$14,888	$13,564
12/31/2018	$11,400	$13,544	$12,726
1/31/2019	$11,876	$14,629	$13,564
2/28/2019	$12,109	$15,099	$13,915
3/31/2019	$12,309	$15,393	$14,139
4/30/2019	$12,626	$16,016	$14,555
5/31/2019	$12,168	$14,998	$13,939
6/30/2019	$12,649	$16,055	$14,673
7/31/2019	$12,827	$16,286	$14,834
8/31/2019	$12,827	$16,028	$14,736
9/30/2019	$13,084	$16,328	$14,922
10/31/2019	$13,323	$16,681	$15,136
11/30/2019	$13,479	$17,287	$15,502
12/31/2019	$13,745	$17,809	$15,884
1/31/2020	$13,696	$17,802	$15,884
2/29/2020	$13,031	$16,336	$15,008
3/31/2020	$11,249	$14,319	$13,253
4/30/2020	$12,167	$16,154	$14,494
5/31/2020	$12,755	$16,923	$15,162
6/30/2020	$12,995	$17,260	$15,382
7/31/2020	$13,552	$18,233	$16,198
8/31/2020	$14,097	$19,544	$16,946
9/30/2020	$13,835	$18,801	$16,478
10/31/2020	$13,760	$18,301	$16,246
11/30/2020	$14,922	$20,305	$17,544
12/31/2020	$15,340	$21,085	$18,060
1/31/2021	$15,441	$20,872	$17,957
2/28/2021	$15,605	$21,448	$18,267
3/31/2021	$16,103	$22,387	$18,750
4/30/2021	$16,625	$23,582	$19,429
5/31/2021	$16,867	$23,747	$19,528
6/30/2021	$16,991	$24,301	$19,901
7/31/2021	$17,222	$24,878	$20,219
8/31/2021	$17,453	$25,635	$20,632
9/30/2021	$17,040	$24,443	$20,053
10/31/2021	$17,584	$26,155	$20,881
11/30/2021	$17,415	$25,974	$20,713
12/31/2021	$18,099	$27,138	$21,428
1/31/2022	$17,835	$25,734	$20,519
2/28/2022	$17,491	$24,963	$20,077
3/31/2022	$17,578	$25,890	$20,452
4/30/2022	$16,855	$23,632	$19,088
5/31/2022	$16,990	$23,676	$19,160
6/30/2022	$15,731	$21,721	$17,694
7/31/2022	$16,690	$23,724	$19,107
8/31/2022	$16,269	$22,757	$18,432
9/30/2022	$15,251	$20,661	$17,127
10/31/2022	$16,150	$22,334	$18,164
11/30/2022	$16,762	$23,582	$18,923
12/31/2022	$16,257	$22,223	$18,212
1/31/2023	$16,935	$23,619	$19,162
2/28/2023	$16,538	$23,043	$18,769
3/31/2023	$16,578	$23,889	$19,290
4/30/2023	$16,720	$24,262	$19,534
5/31/2023	$16,408	$24,367	$19,511
6/30/2023	$17,063	$25,977	$20,393
7/31/2023	$17,474	$26,812	$20,892
8/31/2023	$17,244	$26,385	$20,709
9/30/2023	$16,815	$25,127	$20,013
10/31/2023	$16,435	$24,599	$19,683
11/30/2023	$17,290	$26,845	$21,123
12/31/2023	$17,956	$28,065	$21,988
1/31/2024	$18,070	$28,536	$22,216
2/29/2024	$18,355	$30,060	$22,932
3/31/2024	$18,841	$31,027	$23,483
4/30/2024	$18,442	$29,760	$22,821
5/31/2024	$18,921	$31,236	$23,602
6/30/2024	$19,277	$32,356	$24,206
7/31/2024	$19,627	$32,750	$24,544
8/31/2024	$20,058	$33,545	$25,052
9/30/2024	$20,378	$34,261	$25,486
10/31/2024	$20,306	$33,950	$25,274

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	23.55%	8.79%	7.34%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Transamerica Multi-Asset Income Blended BenchmarkFootnote Reference(b)	28.41%	10.80%	9.72%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Multi-Asset Income Blended Benchmark consists of 60% S&P 500® Index (reflects no deduction for fees, expenses or taxes) and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index (reflects no deduction for fees, expenses or taxes).

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$710,214,532
Number of Portfolio Holdings	199
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,853,907

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	53.8%
Corporate Debt Securities	39.7
Preferred Stocks	5.2
Other Investment Company	4.7
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(4.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Multi-Asset Income

Class I2

Top Holdings (Percentage of Net Assets)

Alphabet, Inc., Class C	3.4%
Microsoft Corp.	3.0
Apple, Inc.	2.9
Broadcom, Inc.	2.2
International Business Machines Corp.	2.1
Merck & Co., Inc.	1.8
Goldman Sachs Group, Inc.	1.8
AbbVie, Inc.	1.7
McDonald's Corp.	1.6
Meta Platforms, Inc., Class A	1.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Asset Income

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Managed Balanced

Class A

IBALX

October 31, 2024

Fund Overview

Transamerica Multi-Managed Balanced (the "Fund") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$109	0.96%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in the hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp., Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart, Inc, Oracle Corp., and Broadcom, Inc. Oracle Corp. provides enterprise software solutions and cloud services. Our underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by the fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, energy, and technology companies.

Transamerica Multi-Managed Balanced

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	S&P 500® Index	Bloomberg US Aggregate Bond Index
10/31/2014	$9,450	$10,000	$10,000
11/30/2014	$9,601	$10,269	$10,071
12/31/2014	$9,610	$10,243	$10,080
1/31/2015	$9,509	$9,936	$10,292
2/28/2015	$9,800	$10,507	$10,195
3/31/2015	$9,713	$10,340	$10,242
4/30/2015	$9,717	$10,440	$10,206
5/31/2015	$9,810	$10,574	$10,181
6/30/2015	$9,644	$10,369	$10,070
7/31/2015	$9,756	$10,586	$10,140
8/31/2015	$9,383	$9,948	$10,125
9/30/2015	$9,241	$9,702	$10,194
10/31/2015	$9,694	$10,520	$10,196
11/30/2015	$9,698	$10,551	$10,169
12/31/2015	$9,591	$10,385	$10,136
1/31/2016	$9,315	$9,869	$10,275
2/29/2016	$9,287	$9,856	$10,348
3/31/2016	$9,702	$10,525	$10,443
4/30/2016	$9,750	$10,566	$10,483
5/31/2016	$9,870	$10,755	$10,486
6/30/2016	$9,896	$10,783	$10,674
7/31/2016	$10,173	$11,181	$10,742
8/31/2016	$10,177	$11,196	$10,730
9/30/2016	$10,160	$11,199	$10,723
10/31/2016	$10,039	$10,994	$10,641
11/30/2016	$10,205	$11,401	$10,390
12/31/2016	$10,310	$11,627	$10,404
1/31/2017	$10,461	$11,847	$10,425
2/28/2017	$10,729	$12,318	$10,495
3/31/2017	$10,749	$12,332	$10,489
4/30/2017	$10,851	$12,459	$10,570
5/31/2017	$10,949	$12,634	$10,651
6/30/2017	$10,962	$12,713	$10,641
7/31/2017	$11,117	$12,974	$10,687
8/31/2017	$11,183	$13,014	$10,782
9/30/2017	$11,286	$13,283	$10,731
10/31/2017	$11,434	$13,593	$10,737
11/30/2017	$11,634	$14,009	$10,723
12/31/2017	$11,737	$14,165	$10,773
1/31/2018	$12,065	$14,976	$10,649
2/28/2018	$11,712	$14,424	$10,548
3/31/2018	$11,546	$14,058	$10,615
4/30/2018	$11,512	$14,112	$10,536
5/31/2018	$11,684	$14,451	$10,611
6/30/2018	$11,737	$14,540	$10,598
7/31/2018	$12,020	$15,081	$10,601
8/31/2018	$12,261	$15,573	$10,669
9/30/2018	$12,283	$15,662	$10,600
10/31/2018	$11,668	$14,591	$10,517
11/30/2018	$11,855	$14,888	$10,579
12/31/2018	$11,274	$13,544	$10,774
1/31/2019	$11,864	$14,629	$10,888
2/28/2019	$12,073	$15,099	$10,882
3/31/2019	$12,295	$15,393	$11,091
4/30/2019	$12,609	$16,016	$11,094
5/31/2019	$12,172	$14,998	$11,291
6/30/2019	$12,738	$16,055	$11,432
7/31/2019	$12,848	$16,286	$11,458
8/31/2019	$12,816	$16,028	$11,755
9/30/2019	$12,929	$16,328	$11,692
10/31/2019	$13,131	$16,681	$11,727
11/30/2019	$13,424	$17,287	$11,721
12/31/2019	$13,678	$17,809	$11,713
1/31/2020	$13,796	$17,802	$11,938
2/29/2020	$13,243	$16,336	$12,153
3/31/2020	$12,095	$14,319	$12,082
4/30/2020	$13,172	$16,154	$12,297
5/31/2020	$13,608	$16,923	$12,354
6/30/2020	$13,872	$17,260	$12,432
7/31/2020	$14,452	$18,233	$12,617
8/31/2020	$15,085	$19,544	$12,515
9/30/2020	$14,684	$18,801	$12,509
10/31/2020	$14,412	$18,301	$12,453
11/30/2020	$15,423	$20,305	$12,575
12/31/2020	$15,806	$21,085	$12,592
1/31/2021	$15,692	$20,872	$12,502
2/28/2021	$15,831	$21,448	$12,321
3/31/2021	$16,223	$22,387	$12,168
4/30/2021	$16,840	$23,582	$12,264
5/31/2021	$16,930	$23,747	$12,304
6/30/2021	$17,219	$24,301	$12,390
7/31/2021	$17,537	$24,878	$12,529
8/31/2021	$17,807	$25,635	$12,505
9/30/2021	$17,208	$24,443	$12,397
10/31/2021	$17,986	$26,155	$12,393
11/30/2021	$17,951	$25,974	$12,430
12/31/2021	$18,425	$27,138	$12,398
1/31/2022	$17,729	$25,734	$12,131
2/28/2022	$17,336	$24,963	$11,996
3/31/2022	$17,507	$25,890	$11,662
4/30/2022	$16,320	$23,632	$11,220
5/31/2022	$16,352	$23,676	$11,292
6/30/2022	$15,421	$21,721	$11,115
7/31/2022	$16,430	$23,724	$11,387
8/31/2022	$15,843	$22,757	$11,065
9/30/2022	$14,688	$20,661	$10,587
10/31/2022	$15,250	$22,334	$10,450
11/30/2022	$16,005	$23,582	$10,834
12/31/2022	$15,385	$22,223	$10,785
1/31/2023	$16,173	$23,619	$11,117
2/28/2023	$15,801	$23,043	$10,829
3/31/2023	$16,295	$23,889	$11,104
4/30/2023	$16,499	$24,262	$11,172
5/31/2023	$16,488	$24,367	$11,050
6/30/2023	$17,137	$25,977	$11,011
7/31/2023	$17,479	$26,812	$11,003
8/31/2023	$17,291	$26,385	$10,933
9/30/2023	$16,630	$25,127	$10,655
10/31/2023	$16,320	$24,599	$10,487
11/30/2023	$17,489	$26,845	$10,962
12/31/2023	$18,220	$28,065	$11,381
1/31/2024	$18,408	$28,536	$11,350
2/29/2024	$18,916	$30,060	$11,190
3/31/2024	$19,352	$31,027	$11,293
4/30/2024	$18,711	$29,760	$11,008
5/31/2024	$19,393	$31,236	$11,194
6/30/2024	$19,914	$32,356	$11,300
7/31/2024	$20,161	$32,750	$11,564
8/31/2024	$20,593	$33,545	$11,731
9/30/2024	$20,933	$34,261	$11,888
10/31/2024	$20,638	$33,950	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	19.52%	8.23%	7.51%
Class A	26.46%	9.47%	8.12%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,333,013,466
Number of Portfolio Holdings	635
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,332,588
Average MaturityFootnote Reference§	8.40 years
DurationFootnote Reference†	5.91 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Multi-Managed Balanced

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	23.1%
AAA	3.9
AA	0.3
A	4.0
BBB	8.6
BB	0.6
Not Rated	6.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.7%
Corporate Debt Securities	12.8
U.S. Government Obligations	10.6
U.S. Government Agency Obligations	10.3
Commercial Paper	6.5
Mortgage-Backed Securities	2.3
Short-Term U.S. Government Obligations	2.2
Asset-Backed Securities	1.9
Repurchase Agreement	1.3
Foreign Government Obligations	0.4
Net Other Assets (Liabilities)Footnote Reference^	(8.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Transamerica Multi-Managed Balanced

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Managed Balanced

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Managed Balanced

Class C

IBLLX

October 31, 2024

Fund Overview

Transamerica Multi-Managed Balanced (the "Fund") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$193	1.71%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in the hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp., Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart, Inc, Oracle Corp., and Broadcom, Inc. Oracle Corp. provides enterprise software solutions and cloud services. Our underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by the fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, energy, and technology companies.

Transamerica Multi-Managed Balanced

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	S&P 500® Index	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,155	$10,269	$10,071
12/31/2014	$10,160	$10,243	$10,080
1/31/2015	$10,048	$9,936	$10,292
2/28/2015	$10,347	$10,507	$10,195
3/31/2015	$10,252	$10,340	$10,242
4/30/2015	$10,248	$10,440	$10,206
5/31/2015	$10,343	$10,574	$10,181
6/30/2015	$10,160	$10,369	$10,070
7/31/2015	$10,272	$10,586	$10,140
8/31/2015	$9,873	$9,948	$10,125
9/30/2015	$9,720	$9,702	$10,194
10/31/2015	$10,187	$10,520	$10,196
11/30/2015	$10,187	$10,551	$10,169
12/31/2015	$10,068	$10,385	$10,136
1/31/2016	$9,774	$9,869	$10,275
2/29/2016	$9,739	$9,856	$10,348
3/31/2016	$10,165	$10,525	$10,443
4/30/2016	$10,212	$10,566	$10,483
5/31/2016	$10,332	$10,755	$10,486
6/30/2016	$10,352	$10,783	$10,674
7/31/2016	$10,634	$11,181	$10,742
8/31/2016	$10,630	$11,196	$10,730
9/30/2016	$10,609	$11,199	$10,723
10/31/2016	$10,476	$10,994	$10,641
11/30/2016	$10,639	$11,401	$10,390
12/31/2016	$10,747	$11,627	$10,404
1/31/2017	$10,894	$11,847	$10,425
2/28/2017	$11,169	$12,318	$10,495
3/31/2017	$11,179	$12,332	$10,489
4/30/2017	$11,278	$12,459	$10,570
5/31/2017	$11,373	$12,634	$10,651
6/30/2017	$11,382	$12,713	$10,641
7/31/2017	$11,533	$12,974	$10,687
8/31/2017	$11,594	$13,014	$10,782
9/30/2017	$11,693	$13,283	$10,731
10/31/2017	$11,840	$13,593	$10,737
11/30/2017	$12,043	$14,009	$10,723
12/31/2017	$12,138	$14,165	$10,773
1/31/2018	$12,469	$14,976	$10,649
2/28/2018	$12,098	$14,424	$10,548
3/31/2018	$11,917	$14,058	$10,615
4/30/2018	$11,878	$14,112	$10,536
5/31/2018	$12,046	$14,451	$10,611
6/30/2018	$12,091	$14,540	$10,598
7/31/2018	$12,374	$15,081	$10,601
8/31/2018	$12,614	$15,573	$10,669
9/30/2018	$12,630	$15,662	$10,600
10/31/2018	$11,988	$14,591	$10,517
11/30/2018	$12,174	$14,888	$10,579
12/31/2018	$11,570	$13,544	$10,774
1/31/2019	$12,168	$14,629	$10,888
2/28/2019	$12,377	$15,099	$10,882
3/31/2019	$12,590	$15,393	$11,091
4/30/2019	$12,909	$16,016	$11,094
5/31/2019	$12,453	$14,998	$11,291
6/30/2019	$13,023	$16,055	$11,432
7/31/2019	$13,128	$16,286	$11,458
8/31/2019	$13,085	$16,028	$11,755
9/30/2019	$13,193	$16,328	$11,692
10/31/2019	$13,393	$16,681	$11,727
11/30/2019	$13,679	$17,287	$11,721
12/31/2019	$13,933	$17,809	$11,713
1/31/2020	$14,041	$17,802	$11,938
2/29/2020	$13,476	$16,336	$12,153
3/31/2020	$12,296	$14,319	$12,082
4/30/2020	$13,382	$16,154	$12,297
5/31/2020	$13,820	$16,923	$12,354
6/30/2020	$14,073	$17,260	$12,432
7/31/2020	$14,653	$18,233	$12,617
8/31/2020	$15,283	$19,544	$12,515
9/30/2020	$14,870	$18,801	$12,509
10/31/2020	$14,585	$18,301	$12,453
11/30/2020	$15,599	$20,305	$12,575
12/31/2020	$15,976	$21,085	$12,592
1/31/2021	$15,853	$20,872	$12,502
2/28/2021	$15,981	$21,448	$12,321
3/31/2021	$16,371	$22,387	$12,168
4/30/2021	$16,981	$23,582	$12,264
5/31/2021	$17,058	$23,747	$12,304
6/30/2021	$17,340	$24,301	$12,390
7/31/2021	$17,647	$24,878	$12,529
8/31/2021	$17,908	$25,635	$12,505
9/30/2021	$17,293	$24,443	$12,397
10/31/2021	$18,067	$26,155	$12,393
11/30/2021	$18,021	$25,974	$12,430
12/31/2021	$18,482	$27,138	$12,398
1/31/2022	$17,778	$25,734	$12,131
2/28/2022	$17,369	$24,963	$11,996
3/31/2022	$17,533	$25,890	$11,662
4/30/2022	$16,333	$23,632	$11,220
5/31/2022	$16,355	$23,676	$11,292
6/30/2022	$15,413	$21,721	$11,115
7/31/2022	$16,412	$23,724	$11,387
8/31/2022	$15,817	$22,757	$11,065
9/30/2022	$14,653	$20,661	$10,587
10/31/2022	$15,205	$22,334	$10,450
11/30/2022	$15,943	$23,582	$10,834
12/31/2022	$15,319	$22,223	$10,785
1/31/2023	$16,095	$23,619	$11,117
2/28/2023	$15,716	$23,043	$10,829
3/31/2023	$16,193	$23,889	$11,104
4/30/2023	$16,389	$24,262	$11,172
5/31/2023	$16,366	$24,367	$11,050
6/30/2023	$17,000	$25,977	$11,011
7/31/2023	$17,331	$26,812	$11,003
8/31/2023	$17,129	$26,385	$10,933
9/30/2023	$16,470	$25,127	$10,655
10/31/2023	$16,149	$24,599	$10,487
11/30/2023	$17,296	$26,845	$10,962
12/31/2023	$18,009	$28,065	$11,381
1/31/2024	$18,183	$28,536	$11,350
2/29/2024	$18,668	$30,060	$11,190
3/31/2024	$19,087	$31,027	$11,293
4/30/2024	$18,444	$29,760	$11,008
5/31/2024	$19,104	$31,236	$11,194
6/30/2024	$19,607	$32,356	$11,300
7/31/2024	$19,839	$32,750	$11,564
8/31/2024	$20,251	$33,545	$11,731
9/30/2024	$20,568	$34,261	$11,888
10/31/2024	$20,265	$33,950	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	24.49%	8.64%	7.32%
Class C	25.49%	8.64%	7.32%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,333,013,466
Number of Portfolio Holdings	635
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,332,588
Average MaturityFootnote Reference§	8.40 years
DurationFootnote Reference†	5.91 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Multi-Managed Balanced

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	23.1%
AAA	3.9
AA	0.3
A	4.0
BBB	8.6
BB	0.6
Not Rated	6.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.7%
Corporate Debt Securities	12.8
U.S. Government Obligations	10.6
U.S. Government Agency Obligations	10.3
Commercial Paper	6.5
Mortgage-Backed Securities	2.3
Short-Term U.S. Government Obligations	2.2
Asset-Backed Securities	1.9
Repurchase Agreement	1.3
Foreign Government Obligations	0.4
Net Other Assets (Liabilities)Footnote Reference^	(8.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Transamerica Multi-Managed Balanced

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Managed Balanced

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Managed Balanced

Class I

TBLIX

October 31, 2024

Fund Overview

Transamerica Multi-Managed Balanced (the "Fund") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$84	0.74%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in the hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp., Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart, Inc, Oracle Corp., and Broadcom, Inc. Oracle Corp. provides enterprise software solutions and cloud services. Our underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by the fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, energy, and technology companies.

Transamerica Multi-Managed Balanced

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	S&P 500® Index	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,163	$10,269	$10,071
12/31/2014	$10,176	$10,243	$10,080
1/31/2015	$10,074	$9,936	$10,292
2/28/2015	$10,380	$10,507	$10,195
3/31/2015	$10,296	$10,340	$10,242
4/30/2015	$10,296	$10,440	$10,206
5/31/2015	$10,402	$10,574	$10,181
6/30/2015	$10,225	$10,369	$10,070
7/31/2015	$10,348	$10,586	$10,140
8/31/2015	$9,954	$9,948	$10,125
9/30/2015	$9,807	$9,702	$10,194
10/31/2015	$10,290	$10,520	$10,196
11/30/2015	$10,298	$10,551	$10,169
12/31/2015	$10,183	$10,385	$10,136
1/31/2016	$9,891	$9,869	$10,275
2/29/2016	$9,866	$9,856	$10,348
3/31/2016	$10,307	$10,525	$10,443
4/30/2016	$10,366	$10,566	$10,483
5/31/2016	$10,494	$10,755	$10,486
6/30/2016	$10,522	$10,783	$10,674
7/31/2016	$10,816	$11,181	$10,742
8/31/2016	$10,824	$11,196	$10,730
9/30/2016	$10,808	$11,199	$10,723
10/31/2016	$10,684	$10,994	$10,641
11/30/2016	$10,859	$11,401	$10,390
12/31/2016	$10,976	$11,627	$10,404
1/31/2017	$11,135	$11,847	$10,425
2/28/2017	$11,428	$12,318	$10,495
3/31/2017	$11,446	$12,332	$10,489
4/30/2017	$11,558	$12,459	$10,570
5/31/2017	$11,662	$12,634	$10,651
6/30/2017	$11,682	$12,713	$10,641
7/31/2017	$11,846	$12,974	$10,687
8/31/2017	$11,920	$13,014	$10,782
9/30/2017	$12,032	$13,283	$10,731
10/31/2017	$12,193	$13,593	$10,737
11/30/2017	$12,411	$14,009	$10,723
12/31/2017	$12,522	$14,165	$10,773
1/31/2018	$12,870	$14,976	$10,649
2/28/2018	$12,500	$14,424	$10,548
3/31/2018	$12,321	$14,058	$10,615
4/30/2018	$12,290	$14,112	$10,536
5/31/2018	$12,477	$14,451	$10,611
6/30/2018	$12,535	$14,540	$10,598
7/31/2018	$12,836	$15,081	$10,601
8/31/2018	$13,096	$15,573	$10,669
9/30/2018	$13,126	$15,662	$10,600
10/31/2018	$12,468	$14,591	$10,517
11/30/2018	$12,671	$14,888	$10,579
12/31/2018	$12,052	$13,544	$10,774
1/31/2019	$12,684	$14,629	$10,888
2/28/2019	$12,911	$15,099	$10,882
3/31/2019	$13,149	$15,393	$11,091
4/30/2019	$13,488	$16,016	$11,094
5/31/2019	$13,023	$14,998	$11,291
6/30/2019	$13,633	$16,055	$11,432
7/31/2019	$13,755	$16,286	$11,458
8/31/2019	$13,721	$16,028	$11,755
9/30/2019	$13,844	$16,328	$11,692
10/31/2019	$14,064	$16,681	$11,727
11/30/2019	$14,381	$17,287	$11,721
12/31/2019	$14,654	$17,809	$11,713
1/31/2020	$14,785	$17,802	$11,938
2/29/2020	$14,195	$16,336	$12,153
3/31/2020	$12,965	$14,319	$12,082
4/30/2020	$14,119	$16,154	$12,297
5/31/2020	$14,595	$16,923	$12,354
6/30/2020	$14,873	$17,260	$12,432
7/31/2020	$15,502	$18,233	$12,617
8/31/2020	$16,183	$19,544	$12,515
9/30/2020	$15,758	$18,801	$12,509
10/31/2020	$15,468	$18,301	$12,453
11/30/2020	$16,557	$20,305	$12,575
12/31/2020	$16,970	$21,085	$12,592
1/31/2021	$16,848	$20,872	$12,502
2/28/2021	$17,002	$21,448	$12,321
3/31/2021	$17,424	$22,387	$12,168
4/30/2021	$18,088	$23,582	$12,264
5/31/2021	$18,189	$23,747	$12,304
6/30/2021	$18,502	$24,301	$12,390
7/31/2021	$18,849	$24,878	$12,529
8/31/2021	$19,142	$25,635	$12,505
9/30/2021	$18,501	$24,443	$12,397
10/31/2021	$19,344	$26,155	$12,393
11/30/2021	$19,307	$25,974	$12,430
12/31/2021	$19,824	$27,138	$12,398
1/31/2022	$19,080	$25,734	$12,131
2/28/2022	$18,659	$24,963	$11,996
3/31/2022	$18,846	$25,890	$11,662
4/30/2022	$17,587	$23,632	$11,220
5/31/2022	$17,627	$23,676	$11,292
6/30/2022	$16,629	$21,721	$11,115
7/31/2022	$17,715	$23,724	$11,387
8/31/2022	$17,092	$22,757	$11,065
9/30/2022	$15,841	$20,661	$10,587
10/31/2022	$16,456	$22,334	$10,450
11/30/2022	$17,271	$23,582	$10,834
12/31/2022	$16,610	$22,223	$10,785
1/31/2023	$17,462	$23,619	$11,117
2/28/2023	$17,068	$23,043	$10,829
3/31/2023	$17,597	$23,889	$11,104
4/30/2023	$17,821	$24,262	$11,172
5/31/2023	$17,815	$24,367	$11,050
6/30/2023	$18,523	$25,977	$11,011
7/31/2023	$18,896	$26,812	$11,003
8/31/2023	$18,695	$26,385	$10,933
9/30/2023	$17,982	$25,127	$10,655
10/31/2023	$17,648	$24,599	$10,487
11/30/2023	$18,918	$26,845	$10,962
12/31/2023	$19,713	$28,065	$11,381
1/31/2024	$19,922	$28,536	$11,350
2/29/2024	$20,468	$30,060	$11,190
3/31/2024	$20,949	$31,027	$11,293
4/30/2024	$20,259	$29,760	$11,008
5/31/2024	$20,998	$31,236	$11,194
6/30/2024	$21,564	$32,356	$11,300
7/31/2024	$21,843	$32,750	$11,564
8/31/2024	$22,307	$33,545	$11,731
9/30/2024	$22,679	$34,261	$11,888
10/31/2024	$22,368	$33,950	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	26.74%	9.72%	8.38%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,333,013,466
Number of Portfolio Holdings	635
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,332,588
Average MaturityFootnote Reference§	8.40 years
DurationFootnote Reference†	5.91 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Multi-Managed Balanced

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	23.1%
AAA	3.9
AA	0.3
A	4.0
BBB	8.6
BB	0.6
Not Rated	6.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.7%
Corporate Debt Securities	12.8
U.S. Government Obligations	10.6
U.S. Government Agency Obligations	10.3
Commercial Paper	6.5
Mortgage-Backed Securities	2.3
Short-Term U.S. Government Obligations	2.2
Asset-Backed Securities	1.9
Repurchase Agreement	1.3
Foreign Government Obligations	0.4
Net Other Assets (Liabilities)Footnote Reference^	(8.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Transamerica Multi-Managed Balanced

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Managed Balanced

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Managed Balanced

Class R

TAAHX

October 31, 2024

Fund Overview

Transamerica Multi-Managed Balanced (the "Fund") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$136	1.20%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in the hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp., Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart, Inc, Oracle Corp., and Broadcom, Inc. Oracle Corp. provides enterprise software solutions and cloud services. Our underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by the fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, energy, and technology companies.

Transamerica Multi-Managed Balanced

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	S&P 500® Index	Bloomberg US Aggregate Bond Index
3/1/2022	$10,000	$10,000	$10,000
3/31/2022	$10,172	$10,534	$9,666
4/30/2022	$9,474	$9,615	$9,299
5/31/2022	$9,492	$9,633	$9,359
6/30/2022	$8,948	$8,838	$9,212
7/31/2022	$9,532	$9,653	$9,437
8/31/2022	$9,189	$9,259	$9,171
9/30/2022	$8,527	$8,406	$8,774
10/31/2022	$8,853	$9,087	$8,661
11/30/2022	$9,288	$9,595	$8,979
12/31/2022	$8,931	$9,042	$8,939
1/31/2023	$9,385	$9,610	$9,214
2/28/2023	$9,169	$9,376	$8,976
3/31/2023	$9,451	$9,720	$9,203
4/30/2023	$9,569	$9,872	$9,259
5/31/2023	$9,562	$9,915	$9,158
6/30/2023	$9,941	$10,570	$9,126
7/31/2023	$10,136	$10,909	$9,119
8/31/2023	$10,024	$10,735	$9,061
9/30/2023	$9,641	$10,224	$8,831
10/31/2023	$9,458	$10,009	$8,692
11/30/2023	$10,135	$10,923	$9,085
12/31/2023	$10,557	$11,419	$9,433
1/31/2024	$10,666	$11,611	$9,407
2/29/2024	$10,953	$12,231	$9,274
3/31/2024	$11,205	$12,624	$9,360
4/30/2024	$10,833	$12,109	$9,123
5/31/2024	$11,225	$12,709	$9,278
6/30/2024	$11,523	$13,165	$9,366
7/31/2024	$11,666	$13,325	$9,585
8/31/2024	$11,913	$13,649	$9,722
9/30/2024	$12,105	$13,940	$9,853
10/31/2024	$11,931	$13,814	$9,608

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/1/22
Class R	26.15%	6.83%
S&P 500®IndexFootnote Reference(a)	38.02%	12.20%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(1.27%)
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,333,013,466
Number of Portfolio Holdings	635
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,332,588
Average MaturityFootnote Reference§	8.40 years
DurationFootnote Reference†	5.91 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Multi-Managed Balanced

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	23.1%
AAA	3.9
AA	0.3
A	4.0
BBB	8.6
BB	0.6
Not Rated	6.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.7%
Corporate Debt Securities	12.8
U.S. Government Obligations	10.6
U.S. Government Agency Obligations	10.3
Commercial Paper	6.5
Mortgage-Backed Securities	2.3
Short-Term U.S. Government Obligations	2.2
Asset-Backed Securities	1.9
Repurchase Agreement	1.3
Foreign Government Obligations	0.4
Net Other Assets (Liabilities)Footnote Reference^	(8.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Transamerica Multi-Managed Balanced

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Managed Balanced

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Multi-Managed Balanced

Class R6

TAMMX

October 31, 2024

Fund Overview

Transamerica Multi-Managed Balanced (the "Fund") seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$74	0.65%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in the hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp., Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart, Inc, Oracle Corp., and Broadcom, Inc. Oracle Corp. provides enterprise software solutions and cloud services. Our underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by the fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, energy, and technology companies.

Transamerica Multi-Managed Balanced

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	S&P 500® Index	Bloomberg US Aggregate Bond Index
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$9,937	$10,016
6/30/2015	$9,832	$9,745	$9,907
7/31/2015	$9,951	$9,949	$9,976
8/31/2015	$9,572	$9,349	$9,961
9/30/2015	$9,434	$9,117	$10,029
10/31/2015	$9,893	$9,886	$10,030
11/30/2015	$9,905	$9,916	$10,004
12/31/2015	$9,794	$9,759	$9,972
1/31/2016	$9,521	$9,275	$10,109
2/29/2016	$9,492	$9,263	$10,180
3/31/2016	$9,920	$9,891	$10,274
4/30/2016	$9,977	$9,929	$10,313
5/31/2016	$10,099	$10,108	$10,316
6/30/2016	$10,129	$10,134	$10,501
7/31/2016	$10,412	$10,507	$10,568
8/31/2016	$10,421	$10,522	$10,556
9/30/2016	$10,407	$10,524	$10,549
10/31/2016	$10,288	$10,332	$10,469
11/30/2016	$10,461	$10,715	$10,221
12/31/2016	$10,572	$10,927	$10,236
1/31/2017	$10,730	$11,134	$10,256
2/28/2017	$11,008	$11,576	$10,325
3/31/2017	$11,032	$11,589	$10,319
4/30/2017	$11,136	$11,708	$10,399
5/31/2017	$11,240	$11,873	$10,479
6/30/2017	$11,258	$11,947	$10,468
7/31/2017	$11,421	$12,193	$10,513
8/31/2017	$11,492	$12,230	$10,608
9/30/2017	$11,599	$12,483	$10,557
10/31/2017	$11,754	$12,774	$10,563
11/30/2017	$11,968	$13,166	$10,550
12/31/2017	$12,074	$13,312	$10,598
1/31/2018	$12,414	$14,074	$10,476
2/28/2018	$12,053	$13,555	$10,377
3/31/2018	$11,884	$13,211	$10,443
4/30/2018	$11,858	$13,262	$10,366
5/31/2018	$12,039	$13,581	$10,440
6/30/2018	$12,093	$13,665	$10,427
7/31/2018	$12,388	$14,173	$10,429
8/31/2018	$12,639	$14,635	$10,496
9/30/2018	$12,667	$14,718	$10,429
10/31/2018	$12,032	$13,712	$10,346
11/30/2018	$12,232	$13,992	$10,408
12/31/2018	$11,633	$12,728	$10,599
1/31/2019	$12,248	$13,748	$10,712
2/28/2019	$12,467	$14,190	$10,706
3/31/2019	$12,696	$14,466	$10,911
4/30/2019	$13,028	$15,051	$10,914
5/31/2019	$12,579	$14,095	$11,108
6/30/2019	$13,167	$15,088	$11,247
7/31/2019	$13,285	$15,305	$11,272
8/31/2019	$13,256	$15,063	$11,564
9/30/2019	$13,374	$15,344	$11,502
10/31/2019	$13,587	$15,677	$11,537
11/30/2019	$13,893	$16,246	$11,531
12/31/2019	$14,161	$16,736	$11,523
1/31/2020	$14,287	$16,730	$11,745
2/29/2020	$13,717	$15,352	$11,956
3/31/2020	$12,533	$13,456	$11,886
4/30/2020	$13,648	$15,181	$12,097
5/31/2020	$14,108	$15,904	$12,154
6/30/2020	$14,380	$16,221	$12,230
7/31/2020	$14,989	$17,135	$12,413
8/31/2020	$15,652	$18,367	$12,313
9/30/2020	$15,240	$17,669	$12,306
10/31/2020	$14,960	$17,199	$12,251
11/30/2020	$16,013	$19,082	$12,371
12/31/2020	$16,416	$19,815	$12,388
1/31/2021	$16,298	$19,615	$12,299
2/28/2021	$16,447	$20,156	$12,122
3/31/2021	$16,864	$21,039	$11,970
4/30/2021	$17,508	$22,162	$12,065
5/31/2021	$17,600	$22,317	$12,104
6/30/2021	$17,912	$22,838	$12,189
7/31/2021	$18,242	$23,380	$12,326
8/31/2021	$18,531	$24,091	$12,302
9/30/2021	$17,910	$22,970	$12,196
10/31/2021	$18,732	$24,580	$12,192
11/30/2021	$18,696	$24,410	$12,228
12/31/2021	$19,196	$25,503	$12,197
1/31/2022	$18,475	$24,184	$11,934
2/28/2022	$18,068	$23,460	$11,801
3/31/2022	$18,254	$24,331	$11,473
4/30/2022	$17,018	$22,209	$11,038
5/31/2022	$17,056	$22,250	$11,109
6/30/2022	$16,094	$20,413	$10,935
7/31/2022	$17,146	$22,295	$11,202
8/31/2022	$16,542	$21,386	$10,886
9/30/2022	$15,335	$19,416	$10,415
10/31/2022	$15,929	$20,988	$10,280
11/30/2022	$16,719	$22,161	$10,658
12/31/2022	$16,083	$20,885	$10,610
1/31/2023	$16,908	$22,197	$10,937
2/28/2023	$16,526	$21,655	$10,654
3/31/2023	$17,042	$22,450	$10,925
4/30/2023	$17,259	$22,801	$10,991
5/31/2023	$17,254	$22,900	$10,871
6/30/2023	$17,943	$24,413	$10,832
7/31/2023	$18,299	$25,197	$10,825
8/31/2023	$18,109	$24,796	$10,756
9/30/2023	$17,424	$23,614	$10,482
10/31/2023	$17,101	$23,117	$10,317
11/30/2023	$18,330	$25,228	$10,784
12/31/2023	$19,106	$26,375	$11,197
1/31/2024	$19,308	$26,818	$11,166
2/29/2024	$19,837	$28,250	$11,008
3/31/2024	$20,301	$29,159	$11,110
4/30/2024	$19,638	$27,968	$10,829
5/31/2024	$20,355	$29,355	$11,013
6/30/2024	$20,908	$30,408	$11,117
7/31/2024	$21,178	$30,778	$11,377
8/31/2024	$21,635	$31,525	$11,540
9/30/2024	$21,994	$32,198	$11,695
10/31/2024	$21,692	$31,906	$11,405

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	26.85%	9.81%	8.56%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(0.23%)	1.40%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,333,013,466
Number of Portfolio Holdings	635
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,332,588
Average MaturityFootnote Reference§	8.40 years
DurationFootnote Reference†	5.91 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Multi-Managed Balanced

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	23.1%
AAA	3.9
AA	0.3
A	4.0
BBB	8.6
BB	0.6
Not Rated	6.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Common Stocks	59.7%
Corporate Debt Securities	12.8
U.S. Government Obligations	10.6
U.S. Government Agency Obligations	10.3
Commercial Paper	6.5
Mortgage-Backed Securities	2.3
Short-Term U.S. Government Obligations	2.2
Asset-Backed Securities	1.9
Repurchase Agreement	1.3
Foreign Government Obligations	0.4
Net Other Assets (Liabilities)Footnote Reference^	(8.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Transamerica Multi-Managed Balanced

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Multi-Managed Balanced

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class A

ITAAX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$75	0.72%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
10/31/2014	$9,746	$10,000	$10,000
11/30/2014	$9,744	$10,054	$10,015
12/31/2014	$9,715	$10,036	$9,988
1/31/2015	$9,741	$10,227	$10,038
2/28/2015	$9,759	$10,167	$10,025
3/31/2015	$9,785	$10,209	$10,047
4/30/2015	$9,812	$10,197	$10,054
5/31/2015	$9,828	$10,180	$10,063
6/30/2015	$9,807	$10,066	$10,061
7/31/2015	$9,805	$10,125	$10,067
8/31/2015	$9,784	$10,095	$10,061
9/30/2015	$9,781	$10,134	$10,090
10/31/2015	$9,798	$10,167	$10,088
11/30/2015	$9,776	$10,130	$10,068
12/31/2015	$9,745	$10,079	$10,054
1/31/2016	$9,742	$10,190	$10,107
2/29/2016	$9,731	$10,263	$10,118
3/31/2016	$9,825	$10,388	$10,153
4/30/2016	$9,891	$10,459	$10,167
5/31/2016	$9,918	$10,467	$10,160
6/30/2016	$9,944	$10,652	$10,220
7/31/2016	$9,997	$10,739	$10,222
8/31/2016	$10,018	$10,751	$10,212
9/30/2016	$10,036	$10,753	$10,223
10/31/2016	$10,053	$10,682	$10,219
11/30/2016	$10,011	$10,442	$10,177
12/31/2016	$10,027	$10,473	$10,183
1/31/2017	$10,065	$10,510	$10,202
2/28/2017	$10,102	$10,591	$10,219
3/31/2017	$10,109	$10,588	$10,224
4/30/2017	$10,136	$10,675	$10,240
5/31/2017	$10,172	$10,758	$10,258
6/30/2017	$10,178	$10,749	$10,255
7/31/2017	$10,216	$10,802	$10,281
8/31/2017	$10,232	$10,895	$10,302
9/30/2017	$10,239	$10,857	$10,289
10/31/2017	$10,244	$10,870	$10,288
11/30/2017	$10,230	$10,854	$10,267
12/31/2017	$10,246	$10,901	$10,270
1/31/2018	$10,222	$10,797	$10,245
2/28/2018	$10,210	$10,694	$10,236
3/31/2018	$10,207	$10,748	$10,251
4/30/2018	$10,216	$10,676	$10,243
5/31/2018	$10,245	$10,735	$10,280
6/30/2018	$10,245	$10,719	$10,281
7/31/2018	$10,266	$10,741	$10,289
8/31/2018	$10,307	$10,794	$10,324
9/30/2018	$10,307	$10,748	$10,317
10/31/2018	$10,298	$10,658	$10,330
11/30/2018	$10,300	$10,706	$10,359
12/31/2018	$10,323	$10,874	$10,438
1/31/2019	$10,397	$11,024	$10,479
2/28/2019	$10,440	$11,036	$10,497
3/31/2019	$10,514	$11,235	$10,565
4/30/2019	$10,547	$11,251	$10,591
5/31/2019	$10,611	$11,423	$10,662
6/30/2019	$10,686	$11,585	$10,721
7/31/2019	$10,698	$11,619	$10,718
8/31/2019	$10,773	$11,882	$10,803
9/30/2019	$10,775	$11,830	$10,798
10/31/2019	$10,818	$11,869	$10,836
11/30/2019	$10,829	$11,866	$10,836
12/31/2019	$10,850	$11,884	$10,863
1/31/2020	$10,924	$12,097	$10,923
2/29/2020	$10,987	$12,278	$11,009
3/31/2020	$10,319	$12,039	$11,036
4/30/2020	$10,604	$12,280	$11,107
5/31/2020	$10,761	$12,394	$11,145
6/30/2020	$10,939	$12,498	$11,171
7/31/2020	$11,021	$12,717	$11,194
8/31/2020	$11,059	$12,644	$11,199
9/30/2020	$11,065	$12,621	$11,201
10/31/2020	$11,080	$12,576	$11,202
11/30/2020	$11,149	$12,740	$11,216
12/31/2020	$11,206	$12,784	$11,227
1/31/2021	$11,241	$12,704	$11,229
2/28/2021	$11,234	$12,540	$11,224
3/31/2021	$11,214	$12,394	$11,223
4/30/2021	$11,238	$12,498	$11,233
5/31/2021	$11,272	$12,546	$11,245
6/30/2021	$11,273	$12,637	$11,231
7/31/2021	$11,285	$12,764	$11,249
8/31/2021	$11,285	$12,756	$11,250
9/30/2021	$11,275	$12,647	$11,240
10/31/2021	$11,242	$12,636	$11,205
11/30/2021	$11,220	$12,652	$11,203
12/31/2021	$11,208	$12,643	$11,180
1/31/2022	$11,142	$12,366	$11,105
2/28/2022	$11,076	$12,197	$11,049
3/31/2022	$10,955	$11,870	$10,892
4/30/2022	$10,880	$11,427	$10,833
5/31/2022	$10,882	$11,490	$10,894
6/30/2022	$10,787	$11,261	$10,824
7/31/2022	$10,859	$11,544	$10,870
8/31/2022	$10,810	$11,244	$10,795
9/30/2022	$10,675	$10,759	$10,661
10/31/2022	$10,640	$10,641	$10,647
11/30/2022	$10,753	$11,038	$10,732
12/31/2022	$10,800	$11,001	$10,757
1/31/2023	$10,927	$11,342	$10,840
2/28/2023	$10,865	$11,063	$10,764
3/31/2023	$10,949	$11,323	$10,917
4/30/2023	$11,000	$11,392	$10,954
5/31/2023	$10,985	$11,274	$10,922
6/30/2023	$10,959	$11,256	$10,880
7/31/2023	$11,024	$11,267	$10,927
8/31/2023	$11,067	$11,200	$10,968
9/30/2023	$11,055	$10,932	$10,964
10/31/2023	$11,066	$10,768	$10,999
11/30/2023	$11,215	$11,253	$11,124
12/31/2023	$11,376	$11,680	$11,255
1/31/2024	$11,435	$11,652	$11,302
2/29/2024	$11,414	$11,512	$11,263
3/31/2024	$11,486	$11,625	$11,306
4/30/2024	$11,442	$11,353	$11,273
5/31/2024	$11,539	$11,542	$11,355
6/30/2024	$11,603	$11,647	$11,418
7/31/2024	$11,725	$11,911	$11,552
8/31/2024	$11,825	$12,087	$11,656
9/30/2024	$11,924	$12,253	$11,753
10/31/2024	$11,846	$11,974	$11,690

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	4.36%	1.33%	1.71%
Class A	7.05%	1.83%	1.97%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	1.53%	1.57%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class C

ITACX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$154	1.49%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,992	$10,054	$10,015
12/31/2014	$9,956	$10,036	$9,988
1/31/2015	$9,975	$10,227	$10,038
2/28/2015	$9,998	$10,167	$10,025
3/31/2015	$10,008	$10,209	$10,047
4/30/2015	$10,029	$10,197	$10,054
5/31/2015	$10,040	$10,180	$10,063
6/30/2015	$10,012	$10,066	$10,061
7/31/2015	$10,003	$10,125	$10,067
8/31/2015	$9,975	$10,095	$10,061
9/30/2015	$9,966	$10,134	$10,090
10/31/2015	$9,977	$10,167	$10,088
11/30/2015	$9,949	$10,130	$10,068
12/31/2015	$9,910	$10,079	$10,054
1/31/2016	$9,901	$10,190	$10,107
2/29/2016	$9,883	$10,263	$10,118
3/31/2016	$9,973	$10,388	$10,153
4/30/2016	$10,034	$10,459	$10,167
5/31/2016	$10,055	$10,467	$10,160
6/30/2016	$10,085	$10,652	$10,220
7/31/2016	$10,122	$10,739	$10,222
8/31/2016	$10,137	$10,751	$10,212
9/30/2016	$10,148	$10,753	$10,223
10/31/2016	$10,159	$10,682	$10,219
11/30/2016	$10,109	$10,442	$10,177
12/31/2016	$10,120	$10,473	$10,183
1/31/2017	$10,151	$10,510	$10,202
2/28/2017	$10,183	$10,591	$10,219
3/31/2017	$10,183	$10,588	$10,224
4/30/2017	$10,203	$10,675	$10,240
5/31/2017	$10,233	$10,758	$10,258
6/30/2017	$10,233	$10,749	$10,255
7/31/2017	$10,264	$10,802	$10,281
8/31/2017	$10,274	$10,895	$10,302
9/30/2017	$10,273	$10,857	$10,289
10/31/2017	$10,273	$10,870	$10,288
11/30/2017	$10,252	$10,854	$10,267
12/31/2017	$10,261	$10,901	$10,270
1/31/2018	$10,231	$10,797	$10,245
2/28/2018	$10,212	$10,694	$10,236
3/31/2018	$10,203	$10,748	$10,251
4/30/2018	$10,205	$10,676	$10,243
5/31/2018	$10,228	$10,735	$10,280
6/30/2018	$10,222	$10,719	$10,281
7/31/2018	$10,235	$10,741	$10,289
8/31/2018	$10,270	$10,794	$10,324
9/30/2018	$10,263	$10,748	$10,317
10/31/2018	$10,248	$10,658	$10,330
11/30/2018	$10,244	$10,706	$10,359
12/31/2018	$10,259	$10,874	$10,438
1/31/2019	$10,326	$11,024	$10,479
2/28/2019	$10,363	$11,036	$10,497
3/31/2019	$10,430	$11,235	$10,565
4/30/2019	$10,466	$11,251	$10,591
5/31/2019	$10,512	$11,423	$10,662
6/30/2019	$10,579	$11,585	$10,721
7/31/2019	$10,583	$11,619	$10,718
8/31/2019	$10,651	$11,882	$10,803
9/30/2019	$10,646	$11,830	$10,798
10/31/2019	$10,682	$11,869	$10,836
11/30/2019	$10,686	$11,866	$10,836
12/31/2019	$10,700	$11,884	$10,863
1/31/2020	$10,765	$12,097	$10,923
2/29/2020	$10,821	$12,278	$11,009
3/31/2020	$10,154	$12,039	$11,036
4/30/2020	$10,439	$12,280	$11,107
5/31/2020	$10,587	$12,394	$11,145
6/30/2020	$10,745	$12,498	$11,171
7/31/2020	$10,818	$12,717	$11,194
8/31/2020	$10,849	$12,644	$11,199
9/30/2020	$10,858	$12,621	$11,201
10/31/2020	$10,855	$12,576	$11,202
11/30/2020	$10,915	$12,740	$11,216
12/31/2020	$10,964	$12,784	$11,227
1/31/2021	$10,991	$12,704	$11,229
2/28/2021	$10,977	$12,540	$11,224
3/31/2021	$10,950	$12,394	$11,223
4/30/2021	$10,977	$12,498	$11,233
5/31/2021	$10,992	$12,546	$11,245
6/30/2021	$10,986	$12,637	$11,231
7/31/2021	$11,000	$12,764	$11,249
8/31/2021	$10,983	$12,756	$11,250
9/30/2021	$10,967	$12,647	$11,240
10/31/2021	$10,928	$12,636	$11,205
11/30/2021	$10,899	$12,652	$11,203
12/31/2021	$10,880	$12,643	$11,180
1/31/2022	$10,808	$12,366	$11,105
2/28/2022	$10,738	$12,197	$11,049
3/31/2022	$10,614	$11,870	$10,892
4/30/2022	$10,534	$11,427	$10,833
5/31/2022	$10,529	$11,490	$10,894
6/30/2022	$10,430	$11,261	$10,824
7/31/2022	$10,492	$11,544	$10,870
8/31/2022	$10,439	$11,244	$10,795
9/30/2022	$10,301	$10,759	$10,661
10/31/2022	$10,272	$10,641	$10,647
11/30/2022	$10,363	$11,038	$10,732
12/31/2022	$10,402	$11,001	$10,757
1/31/2023	$10,517	$11,342	$10,840
2/28/2023	$10,451	$11,063	$10,764
3/31/2023	$10,525	$11,323	$10,917
4/30/2023	$10,567	$11,392	$10,954
5/31/2023	$10,546	$11,274	$10,922
6/30/2023	$10,514	$11,256	$10,880
7/31/2023	$10,580	$11,267	$10,927
8/31/2023	$10,604	$11,200	$10,968
9/30/2023	$10,585	$10,932	$10,964
10/31/2023	$10,589	$10,768	$10,999
11/30/2023	$10,736	$11,253	$11,124
12/31/2023	$10,872	$11,680	$11,255
1/31/2024	$10,932	$11,652	$11,302
2/29/2024	$10,905	$11,512	$11,263
3/31/2024	$10,956	$11,625	$11,306
4/30/2024	$10,907	$11,353	$11,273
5/31/2024	$10,993	$11,542	$11,355
6/30/2024	$11,046	$11,647	$11,418
7/31/2024	$11,156	$11,911	$11,552
8/31/2024	$11,243	$12,087	$11,656
9/30/2024	$11,331	$12,253	$11,753
10/31/2024	$11,249	$11,974	$11,690

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	5.24%	1.04%	1.18%
Class C	6.24%	1.04%	1.18%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	1.53%	1.57%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class I

TSTIX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$53	0.51%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,999	$10,054	$10,015
12/31/2014	$9,971	$10,036	$9,988
1/31/2015	$9,999	$10,227	$10,038
2/28/2015	$10,029	$10,167	$10,025
3/31/2015	$10,048	$10,209	$10,047
4/30/2015	$10,077	$10,197	$10,054
5/31/2015	$10,096	$10,180	$10,063
6/30/2015	$10,076	$10,066	$10,061
7/31/2015	$10,075	$10,125	$10,067
8/31/2015	$10,054	$10,095	$10,061
9/30/2015	$10,063	$10,134	$10,090
10/31/2015	$10,072	$10,167	$10,088
11/30/2015	$10,061	$10,130	$10,068
12/31/2015	$10,019	$10,079	$10,054
1/31/2016	$10,017	$10,190	$10,107
2/29/2016	$10,017	$10,263	$10,118
3/31/2016	$10,117	$10,388	$10,153
4/30/2016	$10,188	$10,459	$10,167
5/31/2016	$10,208	$10,467	$10,160
6/30/2016	$10,247	$10,652	$10,220
7/31/2016	$10,294	$10,739	$10,222
8/31/2016	$10,317	$10,751	$10,212
9/30/2016	$10,347	$10,753	$10,223
10/31/2016	$10,356	$10,682	$10,219
11/30/2016	$10,323	$10,442	$10,177
12/31/2016	$10,342	$10,473	$10,183
1/31/2017	$10,373	$10,510	$10,202
2/28/2017	$10,413	$10,591	$10,219
3/31/2017	$10,422	$10,588	$10,224
4/30/2017	$10,462	$10,675	$10,240
5/31/2017	$10,501	$10,758	$10,258
6/30/2017	$10,499	$10,749	$10,255
7/31/2017	$10,539	$10,802	$10,281
8/31/2017	$10,558	$10,895	$10,302
9/30/2017	$10,567	$10,857	$10,289
10/31/2017	$10,584	$10,870	$10,288
11/30/2017	$10,571	$10,854	$10,267
12/31/2017	$10,579	$10,901	$10,270
1/31/2018	$10,566	$10,797	$10,245
2/28/2018	$10,544	$10,694	$10,236
3/31/2018	$10,554	$10,748	$10,251
4/30/2018	$10,564	$10,676	$10,243
5/31/2018	$10,597	$10,735	$10,280
6/30/2018	$10,588	$10,719	$10,281
7/31/2018	$10,621	$10,741	$10,289
8/31/2018	$10,655	$10,794	$10,324
9/30/2018	$10,657	$10,748	$10,317
10/31/2018	$10,660	$10,658	$10,330
11/30/2018	$10,663	$10,706	$10,359
12/31/2018	$10,688	$10,874	$10,438
1/31/2019	$10,768	$11,024	$10,479
2/28/2019	$10,814	$11,036	$10,497
3/31/2019	$10,894	$11,235	$10,565
4/30/2019	$10,931	$11,251	$10,591
5/31/2019	$11,000	$11,423	$10,662
6/30/2019	$11,069	$11,585	$10,721
7/31/2019	$11,083	$11,619	$10,718
8/31/2019	$11,164	$11,882	$10,803
9/30/2019	$11,168	$11,830	$10,798
10/31/2019	$11,214	$11,869	$10,836
11/30/2019	$11,227	$11,866	$10,836
12/31/2019	$11,251	$11,884	$10,863
1/31/2020	$11,341	$12,097	$10,923
2/29/2020	$11,398	$12,278	$11,009
3/31/2020	$10,716	$12,039	$11,036
4/30/2020	$11,019	$12,280	$11,107
5/31/2020	$11,176	$12,394	$11,145
6/30/2020	$11,365	$12,498	$11,171
7/31/2020	$11,442	$12,717	$11,194
8/31/2020	$11,484	$12,644	$11,199
9/30/2020	$11,503	$12,621	$11,201
10/31/2020	$11,521	$12,576	$11,202
11/30/2020	$11,584	$12,740	$11,216
12/31/2020	$11,645	$12,784	$11,227
1/31/2021	$11,684	$12,704	$11,229
2/28/2021	$11,678	$12,540	$11,224
3/31/2021	$11,659	$12,394	$11,223
4/30/2021	$11,697	$12,498	$11,233
5/31/2021	$11,724	$12,546	$11,245
6/30/2021	$11,727	$12,637	$11,231
7/31/2021	$11,752	$12,764	$11,249
8/31/2021	$11,743	$12,756	$11,250
9/30/2021	$11,746	$12,647	$11,240
10/31/2021	$11,702	$12,636	$11,205
11/30/2021	$11,679	$12,652	$11,203
12/31/2021	$11,680	$12,643	$11,180
1/31/2022	$11,611	$12,366	$11,105
2/28/2022	$11,544	$12,197	$11,049
3/31/2022	$11,418	$11,870	$10,892
4/30/2022	$11,351	$11,427	$10,833
5/31/2022	$11,355	$11,490	$10,894
6/30/2022	$11,268	$11,261	$10,824
7/31/2022	$11,333	$11,544	$10,870
8/31/2022	$11,295	$11,244	$10,795
9/30/2022	$11,153	$10,759	$10,661
10/31/2022	$11,122	$10,641	$10,647
11/30/2022	$11,242	$11,038	$10,732
12/31/2022	$11,283	$11,001	$10,757
1/31/2023	$11,419	$11,342	$10,840
2/28/2023	$11,355	$11,063	$10,764
3/31/2023	$11,446	$11,323	$10,917
4/30/2023	$11,501	$11,392	$10,954
5/31/2023	$11,487	$11,274	$10,922
6/30/2023	$11,473	$11,256	$10,880
7/31/2023	$11,543	$11,267	$10,927
8/31/2023	$11,578	$11,200	$10,968
9/30/2023	$11,567	$10,932	$10,964
10/31/2023	$11,592	$10,768	$10,999
11/30/2023	$11,752	$11,253	$11,124
12/31/2023	$11,913	$11,680	$11,255
1/31/2024	$11,990	$11,652	$11,302
2/29/2024	$11,969	$11,512	$11,263
3/31/2024	$12,035	$11,625	$11,306
4/30/2024	$11,990	$11,353	$11,273
5/31/2024	$12,094	$11,542	$11,355
6/30/2024	$12,163	$11,647	$11,418
7/31/2024	$12,296	$11,911	$11,552
8/31/2024	$12,403	$12,087	$11,656
9/30/2024	$12,510	$12,253	$11,753
10/31/2024	$12,428	$11,974	$11,690

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	7.22%	2.08%	2.20%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	1.53%	1.57%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class I2

TSIWX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$44	0.42%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,010	$10,054	$10,015
12/31/2014	$9,982	$10,036	$9,988
1/31/2015	$10,011	$10,227	$10,038
2/28/2015	$10,032	$10,167	$10,025
3/31/2015	$10,061	$10,209	$10,047
4/30/2015	$10,092	$10,197	$10,054
5/31/2015	$10,102	$10,180	$10,063
6/30/2015	$10,092	$10,066	$10,061
7/31/2015	$10,092	$10,125	$10,067
8/31/2015	$10,072	$10,095	$10,061
9/30/2015	$10,072	$10,134	$10,090
10/31/2015	$10,091	$10,167	$10,088
11/30/2015	$10,071	$10,130	$10,068
12/31/2015	$10,040	$10,079	$10,054
1/31/2016	$10,039	$10,190	$10,107
2/29/2016	$10,030	$10,263	$10,118
3/31/2016	$10,131	$10,388	$10,153
4/30/2016	$10,203	$10,459	$10,167
5/31/2016	$10,223	$10,467	$10,160
6/30/2016	$10,264	$10,652	$10,220
7/31/2016	$10,321	$10,739	$10,222
8/31/2016	$10,346	$10,751	$10,212
9/30/2016	$10,366	$10,753	$10,223
10/31/2016	$10,375	$10,682	$10,219
11/30/2016	$10,343	$10,442	$10,177
12/31/2016	$10,363	$10,473	$10,183
1/31/2017	$10,395	$10,510	$10,202
2/28/2017	$10,436	$10,591	$10,219
3/31/2017	$10,456	$10,588	$10,224
4/30/2017	$10,486	$10,675	$10,240
5/31/2017	$10,527	$10,758	$10,258
6/30/2017	$10,525	$10,749	$10,255
7/31/2017	$10,567	$10,802	$10,281
8/31/2017	$10,597	$10,895	$10,302
9/30/2017	$10,596	$10,857	$10,289
10/31/2017	$10,615	$10,870	$10,288
11/30/2017	$10,602	$10,854	$10,267
12/31/2017	$10,611	$10,901	$10,270
1/31/2018	$10,599	$10,797	$10,245
2/28/2018	$10,588	$10,694	$10,236
3/31/2018	$10,588	$10,748	$10,251
4/30/2018	$10,599	$10,676	$10,243
5/31/2018	$10,622	$10,735	$10,280
6/30/2018	$10,625	$10,719	$10,281
7/31/2018	$10,659	$10,741	$10,289
8/31/2018	$10,694	$10,794	$10,324
9/30/2018	$10,697	$10,748	$10,317
10/31/2018	$10,700	$10,658	$10,330
11/30/2018	$10,705	$10,706	$10,359
12/31/2018	$10,731	$10,874	$10,438
1/31/2019	$10,812	$11,024	$10,479
2/28/2019	$10,859	$11,036	$10,497
3/31/2019	$10,941	$11,235	$10,565
4/30/2019	$10,978	$11,251	$10,591
5/31/2019	$11,049	$11,423	$10,662
6/30/2019	$11,130	$11,585	$10,721
7/31/2019	$11,134	$11,619	$10,718
8/31/2019	$11,217	$11,882	$10,803
9/30/2019	$11,232	$11,830	$10,798
10/31/2019	$11,280	$11,869	$10,836
11/30/2019	$11,282	$11,866	$10,836
12/31/2019	$11,307	$11,884	$10,863
1/31/2020	$11,399	$12,097	$10,923
2/29/2020	$11,457	$12,278	$11,009
3/31/2020	$10,772	$12,039	$11,036
4/30/2020	$11,078	$12,280	$11,107
5/31/2020	$11,236	$12,394	$11,145
6/30/2020	$11,428	$12,498	$11,171
7/31/2020	$11,506	$12,717	$11,194
8/31/2020	$11,549	$12,644	$11,199
9/30/2020	$11,569	$12,621	$11,201
10/31/2020	$11,576	$12,576	$11,202
11/30/2020	$11,652	$12,740	$11,216
12/31/2020	$11,715	$12,784	$11,227
1/31/2021	$11,755	$12,704	$11,229
2/28/2021	$11,750	$12,540	$11,224
3/31/2021	$11,732	$12,394	$11,223
4/30/2021	$11,771	$12,498	$11,233
5/31/2021	$11,799	$12,546	$11,245
6/30/2021	$11,803	$12,637	$11,231
7/31/2021	$11,829	$12,764	$11,249
8/31/2021	$11,821	$12,756	$11,250
9/30/2021	$11,813	$12,647	$11,240
10/31/2021	$11,781	$12,636	$11,205
11/30/2021	$11,759	$12,652	$11,203
12/31/2021	$11,761	$12,643	$11,180
1/31/2022	$11,693	$12,366	$11,105
2/28/2022	$11,614	$12,197	$11,049
3/31/2022	$11,499	$11,870	$10,892
4/30/2022	$11,421	$11,427	$10,833
5/31/2022	$11,426	$11,490	$10,894
6/30/2022	$11,328	$11,261	$10,824
7/31/2022	$11,407	$11,544	$10,870
8/31/2022	$11,357	$11,244	$10,795
9/30/2022	$11,215	$10,759	$10,661
10/31/2022	$11,192	$10,641	$10,647
11/30/2022	$11,315	$11,038	$10,732
12/31/2022	$11,356	$11,001	$10,757
1/31/2023	$11,494	$11,342	$10,840
2/28/2023	$11,431	$11,063	$10,764
3/31/2023	$11,523	$11,323	$10,917
4/30/2023	$11,580	$11,392	$10,954
5/31/2023	$11,566	$11,274	$10,922
6/30/2023	$11,553	$11,256	$10,880
7/31/2023	$11,625	$11,267	$10,927
8/31/2023	$11,661	$11,200	$10,968
9/30/2023	$11,650	$10,932	$10,964
10/31/2023	$11,664	$10,768	$10,999
11/30/2023	$11,839	$11,253	$11,124
12/31/2023	$12,002	$11,680	$11,255
1/31/2024	$12,080	$11,652	$11,302
2/29/2024	$12,058	$11,512	$11,263
3/31/2024	$12,126	$11,625	$11,306
4/30/2024	$12,081	$11,353	$11,273
5/31/2024	$12,188	$11,542	$11,355
6/30/2024	$12,259	$11,647	$11,418
7/31/2024	$12,393	$11,911	$11,552
8/31/2024	$12,502	$12,087	$11,656
9/30/2024	$12,612	$12,253	$11,753
10/31/2024	$12,530	$11,974	$11,690

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	7.42%	2.12%	2.28%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	1.53%	1.57%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class I3

TAAQX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$44	0.42%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
12/9/2022	$10,000	$10,000	$10,000
12/31/2022	$10,016	$9,876	$10,015
1/31/2023	$10,138	$10,182	$10,093
2/28/2023	$10,082	$9,932	$10,022
3/31/2023	$10,163	$10,165	$10,164
4/30/2023	$10,213	$10,227	$10,198
5/31/2023	$10,201	$10,121	$10,169
6/30/2023	$10,190	$10,106	$10,130
7/31/2023	$10,253	$10,116	$10,174
8/31/2023	$10,285	$10,055	$10,211
9/30/2023	$10,276	$9,815	$10,208
10/31/2023	$10,288	$9,667	$10,240
11/30/2023	$10,442	$10,102	$10,357
12/31/2023	$10,586	$10,486	$10,479
1/31/2024	$10,644	$10,461	$10,523
2/29/2024	$10,637	$10,335	$10,487
3/31/2024	$10,697	$10,437	$10,526
4/30/2024	$10,658	$10,193	$10,496
5/31/2024	$10,752	$10,362	$10,572
6/30/2024	$10,814	$10,456	$10,630
7/31/2024	$10,921	$10,694	$10,755
8/31/2024	$11,029	$10,851	$10,852
9/30/2024	$11,125	$11,000	$10,943
10/31/2024	$11,053	$10,750	$10,884

Average Annual Total Returns

	1 Year	10 Years or Since Inception 12/9/22
Class I3	7.44%	5.46%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.91%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	4.56%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class R

TAASX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$94	0.91%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
12/9/2022	$10,000	$10,000	$10,000
12/31/2022	$10,013	$9,876	$10,015
1/31/2023	$10,129	$10,182	$10,093
2/28/2023	$10,071	$9,932	$10,022
3/31/2023	$10,147	$10,165	$10,164
4/30/2023	$10,193	$10,227	$10,198
5/31/2023	$10,177	$10,121	$10,169
6/30/2023	$10,152	$10,106	$10,130
7/31/2023	$10,210	$10,116	$10,174
8/31/2023	$10,248	$10,055	$10,211
9/30/2023	$10,235	$9,815	$10,208
10/31/2023	$10,244	$9,667	$10,240
11/30/2023	$10,381	$10,102	$10,357
12/31/2023	$10,528	$10,486	$10,479
1/31/2024	$10,581	$10,461	$10,523
2/29/2024	$10,560	$10,335	$10,487
3/31/2024	$10,614	$10,437	$10,526
4/30/2024	$10,583	$10,193	$10,496
5/31/2024	$10,660	$10,362	$10,572
6/30/2024	$10,728	$10,456	$10,630
7/31/2024	$10,829	$10,694	$10,755
8/31/2024	$10,930	$10,851	$10,852
9/30/2024	$11,020	$11,000	$10,943
10/31/2024	$10,946	$10,750	$10,884

Average Annual Total Returns

	1 Year	10 Years or Since Inception 12/9/22
Class R	6.85%	4.92%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.91%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	4.56%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class R4

TAAUX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$67	0.65%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
12/9/2022	$10,000	$10,000	$10,000
12/31/2022	$10,015	$9,876	$10,015
1/31/2023	$10,133	$10,182	$10,093
2/28/2023	$10,076	$9,932	$10,022
3/31/2023	$10,155	$10,165	$10,164
4/30/2023	$10,203	$10,227	$10,198
5/31/2023	$10,189	$10,121	$10,169
6/30/2023	$10,166	$10,106	$10,130
7/31/2023	$10,227	$10,116	$10,174
8/31/2023	$10,267	$10,055	$10,211
9/30/2023	$10,257	$9,815	$10,208
10/31/2023	$10,268	$9,667	$10,240
11/30/2023	$10,407	$10,102	$10,357
12/31/2023	$10,557	$10,486	$10,479
1/31/2024	$10,612	$10,461	$10,523
2/29/2024	$10,593	$10,335	$10,487
3/31/2024	$10,661	$10,437	$10,526
4/30/2024	$10,621	$10,193	$10,496
5/31/2024	$10,712	$10,362	$10,572
6/30/2024	$10,771	$10,456	$10,630
7/31/2024	$10,886	$10,694	$10,755
8/31/2024	$10,979	$10,851	$10,852
9/30/2024	$11,071	$11,000	$10,943
10/31/2024	$10,999	$10,750	$10,884

Average Annual Total Returns

	1 Year	10 Years or Since Inception 12/9/22
Class R4	7.13%	5.19%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.91%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	4.56%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Short-Term Bond

Class R6

TASTX

October 31, 2024

Fund Overview

Transamerica Short-Term Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$44	0.42%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit contributed most to performance over the period. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression. To a lesser extent, duration, and curve positioning also contributed to relative performance during the period.

At a sector level, the overweight allocation to corporate credit and the corresponding underweight to government securities contributed the most to relative returns. Selection within corporate credit was also a notable contributor along with ex-index allocations to asset-backed securities (“ABS”), non-agency residential mortgage-backed securities (“non-agency RMBS”), and commercial mortgage-backed securities (“CMBS”). Within corporate credit, the largest contributors to relative returns were overweight allocations to banking and electric, along with security selection within capital goods and banking. Selection within government securities and the underweight allocation to emerging markets debt detracted from relative returns. Detractors included selection within insurance, electric, and communications.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. CMBS exposure was managed down as certain property types, like offices, remain under pressure, and the small allocation to high yield corporate credit was further reduced given less favorable relative value outlooks on the sector. Proceeds from these sales were largely reinvested in high-quality securitized issues, including non-agency RMBS transactions and ABS deals collateralized by timeshares and credit card receivables. Late in the period, the sub-adviser reduced the Fund’s allocations to investment grade corporate credit with a corresponding increase to exposure to U.S. Treasury securities. The meaningful corporate spread compression experienced over the last year on the front end of the curve drove this repositioning along with a desire to build “dry powder” in advance of potential market volatility around the U.S. election. The changing economic environment also prompted the sub-adviser to move to a modest overweight duration positioning during the period in anticipation of Federal Funds Rate cuts.

Transamerica Short-Term Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg U.S. Universal Bond Index	ICE BofAML U.S. Corporate & Government 1-3 Years Index
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$10,014	$10,004
6/30/2015	$9,982	$9,903	$10,002
7/31/2015	$9,992	$9,960	$10,008
8/31/2015	$9,962	$9,931	$10,001
9/30/2015	$9,972	$9,970	$10,030
10/31/2015	$9,991	$10,002	$10,028
11/30/2015	$9,971	$9,965	$10,009
12/31/2015	$9,940	$9,915	$9,995
1/31/2016	$9,929	$10,025	$10,048
2/29/2016	$9,930	$10,096	$10,058
3/31/2016	$10,030	$10,220	$10,093
4/30/2016	$10,102	$10,289	$10,107
5/31/2016	$10,122	$10,297	$10,100
6/30/2016	$10,162	$10,479	$10,160
7/31/2016	$10,209	$10,565	$10,162
8/31/2016	$10,233	$10,576	$10,152
9/30/2016	$10,263	$10,579	$10,163
10/31/2016	$10,273	$10,509	$10,159
11/30/2016	$10,242	$10,273	$10,117
12/31/2016	$10,261	$10,303	$10,123
1/31/2017	$10,293	$10,339	$10,142
2/28/2017	$10,334	$10,419	$10,158
3/31/2017	$10,343	$10,416	$10,164
4/30/2017	$10,384	$10,502	$10,180
5/31/2017	$10,414	$10,583	$10,198
6/30/2017	$10,422	$10,574	$10,194
7/31/2017	$10,463	$10,627	$10,221
8/31/2017	$10,483	$10,719	$10,241
9/30/2017	$10,492	$10,681	$10,228
10/31/2017	$10,500	$10,694	$10,227
11/30/2017	$10,498	$10,678	$10,207
12/31/2017	$10,507	$10,725	$10,210
1/31/2018	$10,496	$10,621	$10,185
2/28/2018	$10,475	$10,521	$10,176
3/31/2018	$10,485	$10,574	$10,191
4/30/2018	$10,497	$10,503	$10,182
5/31/2018	$10,530	$10,560	$10,220
6/30/2018	$10,532	$10,545	$10,221
7/31/2018	$10,556	$10,567	$10,228
8/31/2018	$10,601	$10,619	$10,263
9/30/2018	$10,604	$10,574	$10,256
10/31/2018	$10,597	$10,485	$10,269
11/30/2018	$10,602	$10,532	$10,298
12/31/2018	$10,627	$10,697	$10,377
1/31/2019	$10,707	$10,845	$10,417
2/28/2019	$10,755	$10,857	$10,435
3/31/2019	$10,835	$11,053	$10,502
4/30/2019	$10,872	$11,068	$10,529
5/31/2019	$10,942	$11,238	$10,599
6/30/2019	$11,023	$11,397	$10,658
7/31/2019	$11,027	$11,431	$10,655
8/31/2019	$11,109	$11,689	$10,739
9/30/2019	$11,124	$11,639	$10,734
10/31/2019	$11,171	$11,676	$10,772
11/30/2019	$11,174	$11,674	$10,772
12/31/2019	$11,210	$11,691	$10,799
1/31/2020	$11,290	$11,901	$10,859
2/29/2020	$11,358	$12,079	$10,944
3/31/2020	$10,669	$11,843	$10,971
4/30/2020	$10,972	$12,080	$11,041
5/31/2020	$11,140	$12,193	$11,079
6/30/2020	$11,318	$12,295	$11,105
7/31/2020	$11,395	$12,511	$11,128
8/31/2020	$11,450	$12,439	$11,133
9/30/2020	$11,458	$12,416	$11,135
10/31/2020	$11,477	$12,372	$11,137
11/30/2020	$11,552	$12,534	$11,150
12/31/2020	$11,614	$12,577	$11,160
1/31/2021	$11,654	$12,498	$11,163
2/28/2021	$11,649	$12,337	$11,158
3/31/2021	$11,631	$12,193	$11,157
4/30/2021	$11,670	$12,295	$11,167
5/31/2021	$11,697	$12,342	$11,179
6/30/2021	$11,701	$12,432	$11,164
7/31/2021	$11,727	$12,557	$11,183
8/31/2021	$11,719	$12,549	$11,184
9/30/2021	$11,712	$12,442	$11,174
10/31/2021	$11,680	$12,431	$11,139
11/30/2021	$11,658	$12,447	$11,137
12/31/2021	$11,660	$12,438	$11,115
1/31/2022	$11,593	$12,165	$11,040
2/28/2022	$11,514	$12,000	$10,984
3/31/2022	$11,401	$11,678	$10,828
4/30/2022	$11,323	$11,242	$10,769
5/31/2022	$11,328	$11,304	$10,829
6/30/2022	$11,230	$11,078	$10,760
7/31/2022	$11,309	$11,357	$10,806
8/31/2022	$11,260	$11,061	$10,732
9/30/2022	$11,119	$10,585	$10,599
10/31/2022	$11,096	$10,469	$10,585
11/30/2022	$11,218	$10,859	$10,669
12/31/2022	$11,259	$10,822	$10,693
1/31/2023	$11,395	$11,158	$10,777
2/28/2023	$11,333	$10,884	$10,701
3/31/2023	$11,424	$11,139	$10,853
4/30/2023	$11,481	$11,207	$10,889
5/31/2023	$11,467	$11,091	$10,858
6/30/2023	$11,454	$11,074	$10,816
7/31/2023	$11,525	$11,085	$10,863
8/31/2023	$11,561	$11,018	$10,903
9/30/2023	$11,551	$10,755	$10,900
10/31/2023	$11,577	$10,593	$10,934
11/30/2023	$11,738	$11,070	$11,059
12/31/2023	$11,900	$11,490	$11,188
1/31/2024	$11,965	$11,463	$11,235
2/29/2024	$11,957	$11,325	$11,197
3/31/2024	$12,024	$11,436	$11,239
4/30/2024	$11,980	$11,169	$11,207
5/31/2024	$12,086	$11,354	$11,288
6/30/2024	$12,155	$11,458	$11,350
7/31/2024	$12,276	$11,718	$11,484
8/31/2024	$12,397	$11,891	$11,587
9/30/2024	$12,505	$12,054	$11,684
10/31/2024	$12,424	$11,780	$11,621

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	7.32%	2.15%	2.33%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.75%
ICE BofAML U.S. Corporate & Government 1-3 Years IndexFootnote Reference(b)	6.28%	1.53%	1.61%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$3,306,590,213
Number of Portfolio Holdings	350
Portfolio Turnover Rate	73%
Total Advisory Fees Paid (net of waivers and reimbursements)	$11,586,531
Average MaturityFootnote Reference§	1.98 years
DurationFootnote Reference†	1.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Short-Term Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	18.1%
AA	2.5
A	19.5
BBB	49.7
BB	1.8
B	0.0Footnote Reference*
CCC and Below	0.1
Not Rated	0.4
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	67.1%
Asset-Backed Securities	13.9
Mortgage-Backed Securities	11.1
U.S. Government Obligations	7.1
Repurchase Agreements	1.5
U.S. Government Agency Obligations	0.3
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Notes, 4.38%, 07/15/2027	6.5%
Wells Fargo & Co., 1-Day SOFR, 3.91%, 04/25/2026	1.0
GXO Logistics, Inc., 6.25%, 05/06/2029	0.8
Bank of America Corp., Series N, 1-Day SOFR, 1.66%, 03/11/2027	0.8
Barclays PLC, 1-Year CMT, 7.33%, 11/02/2026	0.8
Citigroup, Inc., 1-Day SOFR, 1.46%, 06/09/2027	0.8
Infor, Inc., 1.75%, 07/15/2025	0.8
U.S. Treasury Notes, 4.25%, 03/15/2027	0.7
WEC Energy Group, Inc., 4.75%, 01/09/2026	0.7
Discover Card Execution Note Trust, Class A, Series 2022-A2, 3.32%, 05/15/2027	0.7

Transamerica Short-Term Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Short-Term Bond

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class A

ASGTX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$153	1.40%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 2000® Growth Index
10/31/2014	$9,449	$10,000	$10,000
11/30/2014	$9,427	$10,242	$10,065
12/31/2014	$9,648	$10,242	$10,363
1/31/2015	$9,337	$9,957	$10,126
2/28/2015	$10,398	$10,534	$10,855
3/31/2015	$10,438	$10,427	$11,050
4/30/2015	$10,071	$10,474	$10,725
5/31/2015	$10,167	$10,619	$11,119
6/30/2015	$10,478	$10,441	$11,269
7/31/2015	$10,869	$10,616	$11,315
8/31/2015	$10,119	$9,975	$10,457
9/30/2015	$9,728	$9,684	$9,797
10/31/2015	$10,230	$10,449	$10,352
11/30/2015	$10,374	$10,507	$10,732
12/31/2015	$9,945	$10,291	$10,220
1/31/2016	$9,283	$9,711	$9,113
2/29/2016	$9,318	$9,707	$9,048
3/31/2016	$9,893	$10,391	$9,741
4/30/2016	$10,119	$10,455	$9,838
5/31/2016	$10,381	$10,642	$10,103
6/30/2016	$10,502	$10,664	$10,057
7/31/2016	$10,990	$11,087	$10,715
8/31/2016	$11,077	$11,116	$10,828
9/30/2016	$11,190	$11,133	$10,984
10/31/2016	$10,581	$10,892	$10,302
11/30/2016	$11,617	$11,380	$11,223
12/31/2016	$11,871	$11,602	$11,377
1/31/2017	$11,968	$11,820	$11,561
2/28/2017	$12,124	$12,260	$11,845
3/31/2017	$12,395	$12,268	$11,985
4/30/2017	$12,473	$12,398	$12,206
5/31/2017	$12,531	$12,525	$12,095
6/30/2017	$12,725	$12,638	$12,511
7/31/2017	$12,686	$12,876	$12,618
8/31/2017	$12,434	$12,901	$12,603
9/30/2017	$13,093	$13,216	$13,289
10/31/2017	$13,365	$13,504	$13,495
11/30/2017	$13,637	$13,914	$13,882
12/31/2017	$13,666	$14,053	$13,898
1/31/2018	$13,859	$14,794	$14,440
2/28/2018	$13,430	$14,249	$14,029
3/31/2018	$13,773	$13,963	$14,218
4/30/2018	$13,902	$14,016	$14,232
5/31/2018	$14,654	$14,412	$15,128
6/30/2018	$14,955	$14,506	$15,246
7/31/2018	$15,191	$14,987	$15,508
8/31/2018	$16,029	$15,514	$16,474
9/30/2018	$15,772	$15,539	$16,088
10/31/2018	$13,967	$14,395	$14,053
11/30/2018	$14,375	$14,683	$14,272
12/31/2018	$12,622	$13,317	$12,605
1/31/2019	$14,118	$14,460	$14,060
2/28/2019	$14,746	$14,968	$14,968
3/31/2019	$14,456	$15,187	$14,766
4/30/2019	$15,228	$15,793	$15,215
5/31/2019	$14,553	$14,771	$14,087
6/30/2019	$15,542	$15,809	$15,172
7/31/2019	$16,073	$16,044	$15,320
8/31/2019	$15,446	$15,717	$14,659
9/30/2019	$15,253	$15,993	$14,538
10/31/2019	$15,518	$16,337	$14,952
11/30/2019	$16,121	$16,958	$15,832
12/31/2019	$16,294	$17,447	$16,195
1/31/2020	$16,527	$17,428	$16,017
2/29/2020	$15,491	$16,002	$14,860
3/31/2020	$12,693	$13,801	$12,022
4/30/2020	$14,403	$15,629	$13,813
5/31/2020	$15,983	$16,465	$15,118
6/30/2020	$16,268	$16,841	$15,699
7/31/2020	$17,408	$17,797	$16,239
8/31/2020	$17,926	$19,087	$17,191
9/30/2020	$17,201	$18,392	$16,823
10/31/2020	$16,968	$17,995	$16,951
11/30/2020	$19,325	$20,184	$19,940
12/31/2020	$21,466	$21,092	$21,804
1/31/2021	$21,382	$20,998	$22,855
2/28/2021	$22,848	$21,654	$23,610
3/31/2021	$22,594	$22,431	$22,867
4/30/2021	$23,638	$23,587	$23,365
5/31/2021	$22,877	$23,695	$22,698
6/30/2021	$24,118	$24,279	$23,762
7/31/2021	$24,484	$24,689	$22,897
8/31/2021	$25,020	$25,393	$23,313
9/30/2021	$23,948	$24,254	$22,419
10/31/2021	$25,754	$25,894	$23,469
11/30/2021	$24,654	$25,500	$22,323
12/31/2021	$25,193	$26,504	$22,422
1/31/2022	$21,825	$24,945	$19,417
2/28/2022	$21,190	$24,317	$19,501
3/31/2022	$20,840	$25,105	$19,590
4/30/2022	$18,521	$22,852	$17,187
5/31/2022	$18,362	$22,822	$16,862
6/30/2022	$17,600	$20,912	$15,818
7/31/2022	$19,157	$22,874	$17,589
8/31/2022	$18,648	$22,021	$17,424
9/30/2022	$17,123	$19,979	$15,857
10/31/2022	$17,981	$21,617	$17,362
11/30/2022	$18,394	$22,745	$17,645
12/31/2022	$17,342	$21,414	$16,512
1/31/2023	$18,937	$22,888	$18,154
2/28/2023	$18,904	$22,353	$17,958
3/31/2023	$19,004	$22,951	$17,515
4/30/2023	$18,937	$23,196	$17,311
5/31/2023	$18,439	$23,286	$17,314
6/30/2023	$19,801	$24,876	$18,750
7/31/2023	$20,532	$25,768	$19,626
8/31/2023	$20,432	$25,270	$18,605
9/30/2023	$19,004	$24,067	$17,378
10/31/2023	$17,675	$23,429	$16,037
11/30/2023	$19,170	$25,613	$17,497
12/31/2023	$20,746	$26,972	$19,593
1/31/2024	$20,118	$27,271	$18,964
2/29/2024	$21,583	$28,747	$20,505
3/31/2024	$22,141	$29,674	$21,078
4/30/2024	$20,572	$28,369	$19,455
5/31/2024	$21,095	$29,709	$20,497
6/30/2024	$21,129	$30,629	$20,463
7/31/2024	$22,141	$31,198	$22,138
8/31/2024	$21,443	$31,877	$21,893
9/30/2024	$21,513	$32,537	$22,184
10/31/2024	$20,920	$32,298	$21,890

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	11.85%	4.98%	7.66%
Class A	18.36%	6.16%	8.27%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.15%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class A

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class C

CSGTX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$231	2.13%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 2000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,969	$10,242	$10,065
12/31/2014	$10,197	$10,242	$10,363
1/31/2015	$9,863	$9,957	$10,126
2/28/2015	$10,977	$10,534	$10,855
3/31/2015	$11,011	$10,427	$11,050
4/30/2015	$10,617	$10,474	$10,725
5/31/2015	$10,711	$10,619	$11,119
6/30/2015	$11,028	$10,441	$11,269
7/31/2015	$11,440	$10,616	$11,315
8/31/2015	$10,643	$9,975	$10,457
9/30/2015	$10,232	$9,684	$9,797
10/31/2015	$10,754	$10,449	$10,352
11/30/2015	$10,891	$10,507	$10,732
12/31/2015	$10,439	$10,291	$10,220
1/31/2016	$9,736	$9,711	$9,113
2/29/2016	$9,764	$9,707	$9,048
3/31/2016	$10,364	$10,391	$9,741
4/30/2016	$10,589	$10,455	$9,838
5/31/2016	$10,851	$10,642	$10,103
6/30/2016	$10,983	$10,664	$10,057
7/31/2016	$11,479	$11,087	$10,715
8/31/2016	$11,563	$11,116	$10,828
9/30/2016	$11,676	$11,133	$10,984
10/31/2016	$11,029	$10,892	$10,302
11/30/2016	$12,098	$11,380	$11,223
12/31/2016	$12,354	$11,602	$11,377
1/31/2017	$12,463	$11,820	$11,561
2/28/2017	$12,615	$12,260	$11,845
3/31/2017	$12,876	$12,268	$11,985
4/30/2017	$12,941	$12,398	$12,206
5/31/2017	$13,007	$12,525	$12,095
6/30/2017	$13,202	$12,638	$12,511
7/31/2017	$13,159	$12,876	$12,618
8/31/2017	$12,876	$12,901	$12,603
9/30/2017	$13,550	$13,216	$13,289
10/31/2017	$13,811	$13,504	$13,495
11/30/2017	$14,094	$13,914	$13,882
12/31/2017	$14,127	$14,053	$13,898
1/31/2018	$14,322	$14,794	$14,440
2/28/2018	$13,860	$14,249	$14,029
3/31/2018	$14,200	$13,963	$14,218
4/30/2018	$14,346	$14,016	$14,232
5/31/2018	$15,100	$14,412	$15,128
6/30/2018	$15,391	$14,506	$15,246
7/31/2018	$15,635	$14,987	$15,508
8/31/2018	$16,486	$15,514	$16,474
9/30/2018	$16,218	$15,539	$16,088
10/31/2018	$14,346	$14,395	$14,053
11/30/2018	$14,759	$14,683	$14,272
12/31/2018	$12,945	$13,317	$12,605
1/31/2019	$14,466	$14,460	$14,060
2/28/2019	$15,102	$14,968	$14,968
3/31/2019	$14,798	$15,187	$14,766
4/30/2019	$15,572	$15,793	$15,215
5/31/2019	$14,881	$14,771	$14,087
6/30/2019	$15,876	$15,809	$15,172
7/31/2019	$16,402	$16,044	$15,320
8/31/2019	$15,766	$15,717	$14,659
9/30/2019	$15,544	$15,993	$14,538
10/31/2019	$15,821	$16,337	$14,952
11/30/2019	$16,402	$16,958	$15,832
12/31/2019	$16,570	$17,447	$16,195
1/31/2020	$16,809	$17,428	$16,017
2/29/2020	$15,761	$16,002	$14,860
3/31/2020	$12,884	$13,801	$12,022
4/30/2020	$14,652	$15,629	$13,813
5/31/2020	$16,240	$16,465	$15,118
6/30/2020	$16,510	$16,841	$15,699
7/31/2020	$17,648	$17,797	$16,239
8/31/2020	$18,158	$19,087	$17,191
9/30/2020	$17,409	$18,392	$16,823
10/31/2020	$17,169	$17,995	$16,951
11/30/2020	$19,566	$20,184	$19,940
12/31/2020	$21,682	$21,092	$21,804
1/31/2021	$21,583	$20,998	$22,855
2/28/2021	$23,070	$21,654	$23,610
3/31/2021	$22,772	$22,431	$22,867
4/30/2021	$23,830	$23,587	$23,365
5/31/2021	$23,037	$23,695	$22,698
6/30/2021	$24,293	$24,279	$23,762
7/31/2021	$24,656	$24,689	$22,897
8/31/2021	$25,152	$25,393	$23,313
9/30/2021	$24,062	$24,254	$22,419
10/31/2021	$25,879	$25,894	$23,469
11/30/2021	$24,756	$25,500	$22,323
12/31/2021	$25,287	$26,504	$22,422
1/31/2022	$21,902	$24,945	$19,417
2/28/2022	$21,218	$24,317	$19,501
3/31/2022	$20,876	$25,105	$19,590
4/30/2022	$18,556	$22,852	$17,187
5/31/2022	$18,366	$22,822	$16,862
6/30/2022	$17,606	$20,912	$15,818
7/31/2022	$19,165	$22,874	$17,589
8/31/2022	$18,670	$22,021	$17,424
9/30/2022	$17,111	$19,979	$15,857
10/31/2022	$17,986	$21,617	$17,362
11/30/2022	$18,366	$22,745	$17,645
12/31/2022	$17,296	$21,414	$16,512
1/31/2023	$18,861	$22,888	$18,154
2/28/2023	$18,861	$22,353	$17,958
3/31/2023	$18,942	$22,951	$17,515
4/30/2023	$18,861	$23,196	$17,311
5/31/2023	$18,340	$23,286	$17,314
6/30/2023	$19,704	$24,876	$18,750
7/31/2023	$20,426	$25,768	$19,626
8/31/2023	$20,266	$25,270	$18,605
9/30/2023	$18,861	$24,067	$17,378
10/31/2023	$17,537	$23,429	$16,037
11/30/2023	$18,982	$25,613	$17,497
12/31/2023	$20,566	$26,972	$19,593
1/31/2024	$19,927	$27,271	$18,964
2/29/2024	$21,375	$28,747	$20,505
3/31/2024	$21,886	$29,674	$21,078
4/30/2024	$20,310	$28,369	$19,455
5/31/2024	$20,821	$29,709	$20,497
6/30/2024	$20,864	$30,629	$20,463
7/31/2024	$21,843	$31,198	$22,138
8/31/2024	$21,162	$31,877	$21,893
9/30/2024	$21,204	$32,537	$22,184
10/31/2024	$20,566	$32,298	$21,890

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	16.27%	5.39%	7.48%
Class C	17.27%	5.39%	7.48%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.15%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class C

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class I

ISCGX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$120	1.10%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 2000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,977	$10,242	$10,065
12/31/2014	$10,208	$10,242	$10,363
1/31/2015	$9,889	$9,957	$10,126
2/28/2015	$11,014	$10,534	$10,855
3/31/2015	$11,056	$10,427	$11,050
4/30/2015	$10,670	$10,474	$10,725
5/31/2015	$10,771	$10,619	$11,119
6/30/2015	$11,107	$10,441	$11,269
7/31/2015	$11,526	$10,616	$11,315
8/31/2015	$10,729	$9,975	$10,457
9/30/2015	$10,326	$9,684	$9,797
10/31/2015	$10,863	$10,449	$10,352
11/30/2015	$11,014	$10,507	$10,732
12/31/2015	$10,563	$10,291	$10,220
1/31/2016	$9,858	$9,711	$9,113
2/29/2016	$9,904	$9,707	$9,048
3/31/2016	$10,517	$10,391	$9,741
4/30/2016	$10,755	$10,455	$9,838
5/31/2016	$11,030	$10,642	$10,103
6/30/2016	$11,167	$10,664	$10,057
7/31/2016	$11,689	$11,087	$10,715
8/31/2016	$11,780	$11,116	$10,828
9/30/2016	$11,909	$11,133	$10,984
10/31/2016	$11,259	$10,892	$10,302
11/30/2016	$12,366	$11,380	$11,223
12/31/2016	$12,626	$11,602	$11,377
1/31/2017	$12,746	$11,820	$11,561
2/28/2017	$12,907	$12,260	$11,845
3/31/2017	$13,208	$12,268	$11,985
4/30/2017	$13,288	$12,398	$12,206
5/31/2017	$13,348	$12,525	$12,095
6/30/2017	$13,569	$12,638	$12,511
7/31/2017	$13,529	$12,876	$12,618
8/31/2017	$13,248	$12,901	$12,603
9/30/2017	$13,950	$13,216	$13,289
10/31/2017	$14,231	$13,504	$13,495
11/30/2017	$14,552	$13,914	$13,882
12/31/2017	$14,585	$14,053	$13,898
1/31/2018	$14,784	$14,794	$14,440
2/28/2018	$14,319	$14,249	$14,029
3/31/2018	$14,696	$13,963	$14,218
4/30/2018	$14,851	$14,016	$14,232
5/31/2018	$15,649	$14,412	$15,128
6/30/2018	$15,959	$14,506	$15,246
7/31/2018	$16,225	$14,987	$15,508
8/31/2018	$17,134	$15,514	$16,474
9/30/2018	$16,846	$15,539	$16,088
10/31/2018	$14,917	$14,395	$14,053
11/30/2018	$15,361	$14,683	$14,272
12/31/2018	$13,485	$13,317	$12,605
1/31/2019	$15,096	$14,460	$14,060
2/28/2019	$15,766	$14,968	$14,968
3/31/2019	$15,468	$15,187	$14,766
4/30/2019	$16,286	$15,793	$15,215
5/31/2019	$15,567	$14,771	$14,087
6/30/2019	$16,633	$15,809	$15,172
7/31/2019	$17,203	$16,044	$15,320
8/31/2019	$16,534	$15,717	$14,659
9/30/2019	$16,336	$15,993	$14,538
10/31/2019	$16,633	$16,337	$14,952
11/30/2019	$17,253	$16,958	$15,832
12/31/2019	$17,455	$17,447	$16,195
1/31/2020	$17,720	$17,428	$16,017
2/29/2020	$16,633	$16,002	$14,860
3/31/2020	$13,608	$13,801	$12,022
4/30/2020	$15,465	$15,629	$13,813
5/31/2020	$17,163	$16,465	$15,118
6/30/2020	$17,481	$16,841	$15,699
7/31/2020	$18,702	$17,797	$16,239
8/31/2020	$19,259	$19,087	$17,191
9/30/2020	$18,463	$18,392	$16,823
10/31/2020	$18,224	$17,995	$16,951
11/30/2020	$20,797	$20,184	$19,940
12/31/2020	$23,070	$21,092	$21,804
1/31/2021	$22,984	$20,998	$22,855
2/28/2021	$24,595	$21,654	$23,610
3/31/2021	$24,307	$22,431	$22,867
4/30/2021	$25,458	$23,587	$23,365
5/31/2021	$24,623	$23,695	$22,698
6/30/2021	$25,975	$24,279	$23,762
7/31/2021	$26,407	$24,689	$22,897
8/31/2021	$26,953	$25,393	$23,313
9/30/2021	$25,803	$24,254	$22,419
10/31/2021	$27,759	$25,894	$23,469
11/30/2021	$26,608	$25,500	$22,323
12/31/2021	$27,189	$26,504	$22,422
1/31/2022	$23,553	$24,945	$19,417
2/28/2022	$22,877	$24,317	$19,501
3/31/2022	$22,523	$25,105	$19,590
4/30/2022	$20,013	$22,852	$17,187
5/31/2022	$19,820	$22,822	$16,862
6/30/2022	$19,016	$20,912	$15,818
7/31/2022	$20,689	$22,874	$17,589
8/31/2022	$20,174	$22,021	$17,424
9/30/2022	$18,501	$19,979	$15,857
10/31/2022	$19,466	$21,617	$17,362
11/30/2022	$19,917	$22,745	$17,645
12/31/2022	$18,787	$21,414	$16,512
1/31/2023	$20,498	$22,888	$18,154
2/28/2023	$20,498	$22,353	$17,958
3/31/2023	$20,599	$22,951	$17,515
4/30/2023	$20,498	$23,196	$17,311
5/31/2023	$19,995	$23,286	$17,314
6/30/2023	$21,471	$24,876	$18,750
7/31/2023	$22,277	$25,768	$19,626
8/31/2023	$22,142	$25,270	$18,605
9/30/2023	$20,633	$24,067	$17,378
10/31/2023	$19,157	$23,429	$16,037
11/30/2023	$20,800	$25,613	$17,497
12/31/2023	$22,527	$26,972	$19,593
1/31/2024	$21,860	$27,271	$18,964
2/29/2024	$23,439	$28,747	$20,505
3/31/2024	$24,035	$29,674	$21,078
4/30/2024	$22,351	$28,369	$19,455
5/31/2024	$22,913	$29,709	$20,497
6/30/2024	$22,983	$30,629	$20,463
7/31/2024	$24,070	$31,198	$22,138
8/31/2024	$23,334	$31,877	$21,893
9/30/2024	$23,404	$32,537	$22,184
10/31/2024	$22,737	$32,298	$21,890

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	18.69%	6.45%	8.56%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.15%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class I

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class I2

TSPIX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$109	1.00%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 2000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,977	$10,242	$10,065
12/31/2014	$10,216	$10,242	$10,363
1/31/2015	$9,890	$9,957	$10,126
2/28/2015	$11,020	$10,534	$10,855
3/31/2015	$11,062	$10,427	$11,050
4/30/2015	$10,677	$10,474	$10,725
5/31/2015	$10,786	$10,619	$11,119
6/30/2015	$11,112	$10,441	$11,269
7/31/2015	$11,539	$10,616	$11,315
8/31/2015	$10,744	$9,975	$10,457
9/30/2015	$10,333	$9,684	$9,797
10/31/2015	$10,878	$10,449	$10,352
11/30/2015	$11,028	$10,507	$10,732
12/31/2015	$10,578	$10,291	$10,220
1/31/2016	$9,876	$9,711	$9,113
2/29/2016	$9,921	$9,707	$9,048
3/31/2016	$10,533	$10,391	$9,741
4/30/2016	$10,779	$10,455	$9,838
5/31/2016	$11,053	$10,642	$10,103
6/30/2016	$11,190	$10,664	$10,057
7/31/2016	$11,710	$11,087	$10,715
8/31/2016	$11,811	$11,116	$10,828
9/30/2016	$11,929	$11,133	$10,984
10/31/2016	$11,281	$10,892	$10,302
11/30/2016	$12,386	$11,380	$11,223
12/31/2016	$12,654	$11,602	$11,377
1/31/2017	$12,774	$11,820	$11,561
2/28/2017	$12,953	$12,260	$11,845
3/31/2017	$13,231	$12,268	$11,985
4/30/2017	$13,311	$12,398	$12,206
5/31/2017	$13,371	$12,525	$12,095
6/30/2017	$13,590	$12,638	$12,511
7/31/2017	$13,550	$12,876	$12,618
8/31/2017	$13,291	$12,901	$12,603
9/30/2017	$14,007	$13,216	$13,289
10/31/2017	$14,286	$13,504	$13,495
11/30/2017	$14,604	$13,914	$13,882
12/31/2017	$14,636	$14,053	$13,898
1/31/2018	$14,834	$14,794	$14,440
2/28/2018	$14,373	$14,249	$14,029
3/31/2018	$14,746	$13,963	$14,218
4/30/2018	$14,900	$14,016	$14,232
5/31/2018	$15,712	$14,412	$15,128
6/30/2018	$16,019	$14,506	$15,246
7/31/2018	$16,304	$14,987	$15,508
8/31/2018	$17,204	$15,514	$16,474
9/30/2018	$16,940	$15,539	$16,088
10/31/2018	$15,009	$14,395	$14,053
11/30/2018	$15,448	$14,683	$14,272
12/31/2018	$13,547	$13,317	$12,605
1/31/2019	$15,189	$14,460	$14,060
2/28/2019	$15,850	$14,968	$14,968
3/31/2019	$15,556	$15,187	$14,766
4/30/2019	$16,389	$15,793	$15,215
5/31/2019	$15,679	$14,771	$14,087
6/30/2019	$16,732	$15,809	$15,172
7/31/2019	$17,296	$16,044	$15,320
8/31/2019	$16,634	$15,717	$14,659
9/30/2019	$16,438	$15,993	$14,538
10/31/2019	$16,732	$16,337	$14,952
11/30/2019	$17,369	$16,958	$15,832
12/31/2019	$17,568	$17,447	$16,195
1/31/2020	$17,856	$17,428	$16,017
2/29/2020	$16,730	$16,002	$14,860
3/31/2020	$13,693	$13,801	$12,022
4/30/2020	$15,578	$15,629	$13,813
5/31/2020	$17,280	$16,465	$15,118
6/30/2020	$17,595	$16,841	$15,699
7/31/2020	$18,851	$17,797	$16,239
8/31/2020	$19,401	$19,087	$17,191
9/30/2020	$18,616	$18,392	$16,823
10/31/2020	$18,380	$17,995	$16,951
11/30/2020	$20,946	$20,184	$19,940
12/31/2020	$23,241	$21,092	$21,804
1/31/2021	$23,156	$20,998	$22,855
2/28/2021	$24,771	$21,654	$23,610
3/31/2021	$24,488	$22,431	$22,867
4/30/2021	$25,650	$23,587	$23,365
5/31/2021	$24,828	$23,695	$22,698
6/30/2021	$26,188	$24,279	$23,762
7/31/2021	$26,614	$24,689	$22,897
8/31/2021	$27,180	$25,393	$23,313
9/30/2021	$26,018	$24,254	$22,419
10/31/2021	$28,002	$25,894	$23,469
11/30/2021	$26,812	$25,500	$22,323
12/31/2021	$27,410	$26,504	$22,422
1/31/2022	$23,774	$24,945	$19,417
2/28/2022	$23,079	$24,317	$19,501
3/31/2022	$22,699	$25,105	$19,590
4/30/2022	$20,202	$22,852	$17,187
5/31/2022	$20,012	$22,822	$16,862
6/30/2022	$19,190	$20,912	$15,818
7/31/2022	$20,897	$22,874	$17,589
8/31/2022	$20,360	$22,021	$17,424
9/30/2022	$18,684	$19,979	$15,857
10/31/2022	$19,633	$21,617	$17,362
11/30/2022	$20,107	$22,745	$17,645
12/31/2022	$18,966	$21,414	$16,512
1/31/2023	$20,678	$22,888	$18,154
2/28/2023	$20,678	$22,353	$17,958
3/31/2023	$20,777	$22,951	$17,515
4/30/2023	$20,711	$23,196	$17,311
5/31/2023	$20,184	$23,286	$17,314
6/30/2023	$21,699	$24,876	$18,750
7/31/2023	$22,489	$25,768	$19,626
8/31/2023	$22,357	$25,270	$18,605
9/30/2023	$20,843	$24,067	$17,378
10/31/2023	$19,361	$23,429	$16,037
11/30/2023	$21,007	$25,613	$17,497
12/31/2023	$22,769	$26,972	$19,593
1/31/2024	$22,081	$27,271	$18,964
2/29/2024	$23,697	$28,747	$20,505
3/31/2024	$24,282	$29,674	$21,078
4/30/2024	$22,562	$28,369	$19,455
5/31/2024	$23,182	$29,709	$20,497
6/30/2024	$23,216	$30,629	$20,463
7/31/2024	$24,351	$31,198	$22,138
8/31/2024	$23,594	$31,877	$21,893
9/30/2024	$23,663	$32,537	$22,184
10/31/2024	$23,010	$32,298	$21,890

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	18.85%	6.58%	8.69%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.15%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class I2

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class I3

TSPTX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$109	1.00%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Russell 3000® Index	Russell 2000® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,326	$10,025	$10,223
4/30/2017	$10,388	$10,131	$10,411
5/31/2017	$10,450	$10,235	$10,316
6/30/2017	$10,621	$10,327	$10,671
7/31/2017	$10,590	$10,522	$10,762
8/31/2017	$10,373	$10,542	$10,750
9/30/2017	$10,932	$10,799	$11,335
10/31/2017	$11,165	$11,035	$11,511
11/30/2017	$11,398	$11,370	$11,841
12/31/2017	$11,438	$11,484	$11,855
1/31/2018	$11,592	$12,089	$12,317
2/28/2018	$11,232	$11,644	$11,966
3/31/2018	$11,524	$11,410	$12,127
4/30/2018	$11,643	$11,453	$12,139
5/31/2018	$12,277	$11,776	$12,903
6/30/2018	$12,534	$11,854	$13,004
7/31/2018	$12,739	$12,247	$13,228
8/31/2018	$13,458	$12,677	$14,051
9/30/2018	$13,236	$12,698	$13,723
10/31/2018	$11,712	$11,763	$11,986
11/30/2018	$12,054	$11,999	$12,174
12/31/2018	$10,571	$10,882	$10,751
1/31/2019	$11,852	$11,816	$11,993
2/28/2019	$12,368	$12,231	$12,767
3/31/2019	$12,139	$12,410	$12,594
4/30/2019	$12,789	$12,906	$12,978
5/31/2019	$12,215	$12,070	$12,015
6/30/2019	$13,056	$12,918	$12,941
7/31/2019	$13,496	$13,110	$13,067
8/31/2019	$12,980	$12,843	$12,503
9/30/2019	$12,827	$13,068	$12,401
10/31/2019	$13,056	$13,350	$12,753
11/30/2019	$13,553	$13,857	$13,504
12/31/2019	$13,709	$14,257	$13,814
1/31/2020	$13,913	$14,242	$13,661
2/29/2020	$13,055	$13,076	$12,675
3/31/2020	$10,685	$11,278	$10,254
4/30/2020	$12,156	$12,771	$11,782
5/31/2020	$13,484	$13,454	$12,895
6/30/2020	$13,729	$13,762	$13,391
7/31/2020	$14,689	$14,543	$13,851
8/31/2020	$15,118	$15,597	$14,663
9/30/2020	$14,506	$15,029	$14,349
10/31/2020	$14,322	$14,704	$14,458
11/30/2020	$16,324	$16,493	$17,008
12/31/2020	$18,135	$17,235	$18,597
1/31/2021	$18,069	$17,159	$19,494
2/28/2021	$19,329	$17,695	$20,138
3/31/2021	$19,108	$18,329	$19,504
4/30/2021	$20,015	$19,274	$19,929
5/31/2021	$19,351	$19,362	$19,360
6/30/2021	$20,413	$19,840	$20,268
7/31/2021	$20,745	$20,175	$19,530
8/31/2021	$21,187	$20,750	$19,885
9/30/2021	$20,302	$19,819	$19,123
10/31/2021	$21,828	$21,160	$20,018
11/30/2021	$20,899	$20,838	$19,040
12/31/2021	$21,366	$21,658	$19,125
1/31/2022	$18,529	$20,384	$16,561
2/28/2022	$17,986	$19,870	$16,634
3/31/2022	$17,715	$20,515	$16,710
4/30/2022	$15,741	$18,674	$14,660
5/31/2022	$15,593	$18,649	$14,383
6/30/2022	$14,976	$17,089	$13,492
7/31/2022	$16,284	$18,692	$15,003
8/31/2022	$15,864	$17,994	$14,862
9/30/2022	$14,557	$16,326	$13,525
10/31/2022	$15,321	$17,665	$14,809
11/30/2022	$15,667	$18,587	$15,050
12/31/2022	$14,775	$17,498	$14,084
1/31/2023	$16,137	$18,703	$15,485
2/28/2023	$16,137	$18,266	$15,317
3/31/2023	$16,214	$18,755	$14,939
4/30/2023	$16,137	$18,955	$14,766
5/31/2023	$15,726	$19,028	$14,768
6/30/2023	$16,908	$20,328	$15,993
7/31/2023	$17,550	$21,056	$16,740
8/31/2023	$17,448	$20,650	$15,869
9/30/2023	$16,240	$19,666	$14,822
10/31/2023	$15,109	$19,145	$13,679
11/30/2023	$16,368	$20,930	$14,925
12/31/2023	$17,742	$22,040	$16,712
1/31/2024	$17,232	$22,285	$16,176
2/29/2024	$18,467	$23,491	$17,490
3/31/2024	$18,950	$24,249	$17,979
4/30/2024	$17,608	$23,182	$16,594
5/31/2024	$18,064	$24,277	$17,483
6/30/2024	$18,118	$25,028	$17,454
7/31/2024	$18,977	$25,494	$18,883
8/31/2024	$18,386	$26,049	$18,674
9/30/2024	$18,440	$26,587	$18,922
10/31/2024	$17,930	$26,392	$18,671

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I3	18.67%	6.55%	7.94%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.51%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class I3

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class R

TSPRX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$164	1.50%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell 2000® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,326	$10,025	$10,223
4/30/2017	$10,388	$10,131	$10,411
5/31/2017	$10,419	$10,235	$10,316
6/30/2017	$10,590	$10,327	$10,671
7/31/2017	$10,559	$10,522	$10,762
8/31/2017	$10,342	$10,542	$10,750
9/30/2017	$10,901	$10,799	$11,335
10/31/2017	$11,118	$11,035	$11,511
11/30/2017	$11,351	$11,370	$11,841
12/31/2017	$11,376	$11,484	$11,855
1/31/2018	$11,530	$12,089	$12,317
2/28/2018	$11,170	$11,644	$11,966
3/31/2018	$11,444	$11,410	$12,127
4/30/2018	$11,564	$11,453	$12,139
5/31/2018	$12,181	$11,776	$12,903
6/30/2018	$12,421	$11,854	$13,004
7/31/2018	$12,627	$12,247	$13,228
8/31/2018	$13,312	$12,677	$14,051
9/30/2018	$13,106	$12,698	$13,723
10/31/2018	$11,616	$11,763	$11,986
11/30/2018	$11,958	$11,999	$12,174
12/31/2018	$10,474	$10,882	$10,751
1/31/2019	$11,738	$11,816	$11,993
2/28/2019	$12,255	$12,231	$12,767
3/31/2019	$12,006	$12,410	$12,594
4/30/2019	$12,638	$12,906	$12,978
5/31/2019	$12,083	$12,070	$12,015
6/30/2019	$12,906	$12,918	$12,941
7/31/2019	$13,328	$13,110	$13,067
8/31/2019	$12,811	$12,843	$12,503
9/30/2019	$12,657	$13,068	$12,401
10/31/2019	$12,868	$13,350	$12,753
11/30/2019	$13,366	$13,857	$13,504
12/31/2019	$13,522	$14,257	$13,814
1/31/2020	$13,706	$14,242	$13,661
2/29/2020	$12,866	$13,076	$12,675
3/31/2020	$10,531	$11,278	$10,254
4/30/2020	$11,965	$12,771	$11,782
5/31/2020	$13,276	$13,454	$12,895
6/30/2020	$13,501	$13,762	$13,391
7/31/2020	$14,444	$14,543	$13,851
8/31/2020	$14,874	$15,597	$14,663
9/30/2020	$14,259	$15,029	$14,349
10/31/2020	$14,075	$14,704	$14,458
11/30/2020	$16,042	$16,493	$17,008
12/31/2020	$17,797	$17,235	$18,597
1/31/2021	$17,708	$17,159	$19,494
2/28/2021	$18,953	$17,695	$20,138
3/31/2021	$18,730	$18,329	$19,504
4/30/2021	$19,597	$19,274	$19,929
5/31/2021	$18,975	$19,362	$19,360
6/30/2021	$19,997	$19,840	$20,268
7/31/2021	$20,308	$20,175	$19,530
8/31/2021	$20,730	$20,750	$19,885
9/30/2021	$19,841	$19,819	$19,123
10/31/2021	$21,330	$21,160	$20,018
11/30/2021	$20,441	$20,838	$19,040
12/31/2021	$20,865	$21,658	$19,125
1/31/2022	$18,080	$20,384	$16,561
2/28/2022	$17,557	$19,870	$16,634
3/31/2022	$17,284	$20,515	$16,710
4/30/2022	$15,344	$18,674	$14,660
5/31/2022	$15,220	$18,649	$14,383
6/30/2022	$14,598	$17,089	$13,492
7/31/2022	$15,866	$18,692	$15,003
8/31/2022	$15,444	$17,994	$14,862
9/30/2022	$14,175	$16,326	$13,525
10/31/2022	$14,896	$17,665	$14,809
11/30/2022	$15,245	$18,587	$15,050
12/31/2022	$14,372	$17,498	$14,084
1/31/2023	$15,669	$18,703	$15,485
2/28/2023	$15,669	$18,266	$15,317
3/31/2023	$15,721	$18,755	$14,939
4/30/2023	$15,669	$18,955	$14,766
5/31/2023	$15,254	$19,028	$14,768
6/30/2023	$16,395	$20,328	$15,993
7/31/2023	$16,992	$21,056	$16,740
8/31/2023	$16,888	$20,650	$15,869
9/30/2023	$15,721	$19,666	$14,822
10/31/2023	$14,605	$19,145	$13,679
11/30/2023	$15,850	$20,930	$14,925
12/31/2023	$17,159	$22,040	$16,712
1/31/2024	$16,643	$22,285	$16,176
2/29/2024	$17,838	$23,491	$17,490
3/31/2024	$18,299	$24,249	$17,979
4/30/2024	$16,996	$23,182	$16,594
5/31/2024	$17,431	$24,277	$17,483
6/30/2024	$17,458	$25,028	$17,454
7/31/2024	$18,299	$25,494	$18,883
8/31/2024	$17,729	$26,049	$18,674
9/30/2024	$17,756	$26,587	$18,922
10/31/2024	$17,268	$26,392	$18,671

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R	18.23%	6.06%	7.41%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.51%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class R

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class R4

TSPFX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$126	1.15%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Russell 3000® Index	Russell 2000® Growth Index
3/10/2017	$10,000	$10,000	$10,000
3/31/2017	$10,326	$10,025	$10,223
4/30/2017	$10,388	$10,131	$10,411
5/31/2017	$10,435	$10,235	$10,316
6/30/2017	$10,606	$10,327	$10,671
7/31/2017	$10,575	$10,522	$10,762
8/31/2017	$10,373	$10,542	$10,750
9/30/2017	$10,916	$10,799	$11,335
10/31/2017	$11,149	$11,035	$11,511
11/30/2017	$11,382	$11,370	$11,841
12/31/2017	$11,405	$11,484	$11,855
1/31/2018	$11,559	$12,089	$12,317
2/28/2018	$11,200	$11,644	$11,966
3/31/2018	$11,491	$11,410	$12,127
4/30/2018	$11,611	$11,453	$12,139
5/31/2018	$12,244	$11,776	$12,903
6/30/2018	$12,484	$11,854	$13,004
7/31/2018	$12,707	$12,247	$13,228
8/31/2018	$13,392	$12,677	$14,051
9/30/2018	$13,186	$12,698	$13,723
10/31/2018	$11,662	$11,763	$11,986
11/30/2018	$12,005	$11,999	$12,174
12/31/2018	$10,521	$10,882	$10,751
1/31/2019	$11,784	$11,816	$11,993
2/28/2019	$12,300	$12,231	$12,767
3/31/2019	$12,109	$12,410	$12,594
4/30/2019	$12,740	$12,906	$12,978
5/31/2019	$12,186	$12,070	$12,015
6/30/2019	$13,008	$12,918	$12,941
7/31/2019	$13,448	$13,110	$13,067
8/31/2019	$12,932	$12,843	$12,503
9/30/2019	$12,779	$13,068	$12,401
10/31/2019	$13,008	$13,350	$12,753
11/30/2019	$13,506	$13,857	$13,504
12/31/2019	$13,661	$14,257	$13,814
1/31/2020	$13,866	$14,242	$13,661
2/29/2020	$13,007	$13,076	$12,675
3/31/2020	$10,655	$11,278	$10,254
4/30/2020	$12,107	$12,771	$11,782
5/31/2020	$13,436	$13,454	$12,895
6/30/2020	$13,682	$13,762	$13,391
7/31/2020	$14,643	$14,543	$13,851
8/31/2020	$15,072	$15,597	$14,663
9/30/2020	$14,459	$15,029	$14,349
10/31/2020	$14,275	$14,704	$14,458
11/30/2020	$16,258	$16,493	$17,008
12/31/2020	$18,051	$17,235	$18,597
1/31/2021	$17,985	$17,159	$19,494
2/28/2021	$19,225	$17,695	$20,138
3/31/2021	$19,004	$18,329	$19,504
4/30/2021	$19,912	$19,274	$19,929
5/31/2021	$19,269	$19,362	$19,360
6/30/2021	$20,310	$19,840	$20,268
7/31/2021	$20,643	$20,175	$19,530
8/31/2021	$21,086	$20,750	$19,885
9/30/2021	$20,177	$19,819	$19,123
10/31/2021	$21,706	$21,160	$20,018
11/30/2021	$20,798	$20,838	$19,040
12/31/2021	$21,243	$21,658	$19,125
1/31/2022	$18,424	$20,384	$16,561
2/28/2022	$17,880	$19,870	$16,634
3/31/2022	$17,583	$20,515	$16,710
4/30/2022	$15,654	$18,674	$14,660
5/31/2022	$15,506	$18,649	$14,383
6/30/2022	$14,863	$17,089	$13,492
7/31/2022	$16,174	$18,692	$15,003
8/31/2022	$15,753	$17,994	$14,862
9/30/2022	$14,467	$16,326	$13,525
10/31/2022	$15,209	$17,665	$14,809
11/30/2022	$15,555	$18,587	$15,050
12/31/2022	$14,687	$17,498	$14,084
1/31/2023	$16,027	$18,703	$15,485
2/28/2023	$16,002	$18,266	$15,317
3/31/2023	$16,079	$18,755	$14,939
4/30/2023	$16,027	$18,955	$14,766
5/31/2023	$15,615	$19,028	$14,768
6/30/2023	$16,775	$20,328	$15,993
7/31/2023	$17,393	$21,056	$16,740
8/31/2023	$17,290	$20,650	$15,869
9/30/2023	$16,105	$19,666	$14,822
10/31/2023	$14,971	$19,145	$13,679
11/30/2023	$16,233	$20,930	$14,925
12/31/2023	$17,585	$22,040	$16,712
1/31/2024	$17,073	$22,285	$16,176
2/29/2024	$18,312	$23,491	$17,490
3/31/2024	$18,770	$24,249	$17,979
4/30/2024	$17,450	$23,182	$16,594
5/31/2024	$17,908	$24,277	$17,483
6/30/2024	$17,935	$25,028	$17,454
7/31/2024	$18,797	$25,494	$18,883
8/31/2024	$18,204	$26,049	$18,674
9/30/2024	$18,258	$26,587	$18,922
10/31/2024	$17,747	$26,392	$18,671

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R4	18.54%	6.41%	7.79%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.53%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	8.51%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class R4

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Growth

Class R6

RTSGX

October 31, 2024

Fund Overview

Transamerica Small Cap Growth (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$109	1.00%

How did the Fund perform last year and what affected its performance?

The Fund underperformed the Russell 2000® Growth Index, a benchmark of the Fund, during the fiscal year ended October 31, 2024.

Index factor analysis showed no clear leadership across fundamental measures. Both earning and non-earning companies had similar returns, while non-earning biotech companies performed better. Companies in the highest market capitalization quintile performed better during the period.

The Fund’s positions in utilities and consumer discretionary outperformed due to favorable stock selection decisions, while the Fund’s positions in healthcare, technology, and industrials underperformed due to unfavorable stock selection decisions. Healthcare was hindered by strong biotech performance, technology by not owning SuperMirco Computer Inc. and MicroStrategy Inc., and industrials by the poor performance of AerSale, Inc.

Texas Roadhouse operates 700 full-service restaurants and was the largest contributor to the Fund’s performance during the period. The company has consistently reported strong sales, driven by its affordable and quality dining experience. The largest detractor from the Fund’s performance during the period was AerSale Corp. (no longer held in the Fund), a provider of aviation products and services. The company struggled with its core maintenance and overhaul business and faced delays with its AerAware product.

Transamerica Small Cap Growth

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 2000® Growth Index
7/25/2016	$10,000	$10,000	$10,000
7/31/2016	$10,142	$10,007	$10,092
8/31/2016	$10,229	$10,033	$10,199
9/30/2016	$10,332	$10,049	$10,346
10/31/2016	$9,771	$9,831	$9,703
11/30/2016	$10,735	$10,271	$10,571
12/31/2016	$10,960	$10,472	$10,715
1/31/2017	$11,063	$10,669	$10,889
2/28/2017	$11,219	$11,065	$11,156
3/31/2017	$11,460	$11,073	$11,288
4/30/2017	$11,529	$11,190	$11,496
5/31/2017	$11,580	$11,305	$11,392
6/30/2017	$11,770	$11,407	$11,784
7/31/2017	$11,753	$11,622	$11,884
8/31/2017	$11,512	$11,644	$11,870
9/30/2017	$12,132	$11,928	$12,516
10/31/2017	$12,373	$12,189	$12,710
11/30/2017	$12,649	$12,559	$13,075
12/31/2017	$12,677	$12,684	$13,090
1/31/2018	$12,848	$13,353	$13,601
2/28/2018	$12,449	$12,861	$13,213
3/31/2018	$12,772	$12,602	$13,391
4/30/2018	$12,905	$12,650	$13,404
5/31/2018	$13,608	$13,007	$14,248
6/30/2018	$13,893	$13,093	$14,360
7/31/2018	$14,121	$13,527	$14,607
8/31/2018	$14,900	$14,002	$15,516
9/30/2018	$14,672	$14,025	$15,153
10/31/2018	$13,000	$12,993	$13,236
11/30/2018	$13,380	$13,253	$13,443
12/31/2018	$11,733	$12,019	$11,872
1/31/2019	$13,155	$13,051	$13,243
2/28/2019	$13,728	$13,510	$14,098
3/31/2019	$13,473	$13,707	$13,907
4/30/2019	$14,195	$14,255	$14,331
5/31/2019	$13,558	$13,332	$13,268
6/30/2019	$14,492	$14,269	$14,289
7/31/2019	$14,980	$14,481	$14,429
8/31/2019	$14,407	$14,185	$13,806
9/30/2019	$14,237	$14,434	$13,693
10/31/2019	$14,492	$14,745	$14,083
11/30/2019	$15,043	$15,306	$14,912
12/31/2019	$15,216	$15,748	$15,253
1/31/2020	$15,443	$15,730	$15,085
2/29/2020	$14,490	$14,443	$13,996
3/31/2020	$11,860	$12,456	$11,323
4/30/2020	$13,493	$14,106	$13,010
5/31/2020	$14,967	$14,861	$14,239
6/30/2020	$15,239	$15,200	$14,787
7/31/2020	$16,304	$16,063	$15,295
8/31/2020	$16,803	$17,227	$16,192
9/30/2020	$16,100	$16,600	$15,845
10/31/2020	$15,896	$16,242	$15,965
11/30/2020	$18,141	$18,217	$18,781
12/31/2020	$20,129	$19,037	$20,536
1/31/2021	$20,055	$18,952	$21,526
2/28/2021	$21,455	$19,545	$22,237
3/31/2021	$21,209	$20,245	$21,537
4/30/2021	$22,216	$21,289	$22,007
5/31/2021	$21,504	$21,386	$21,378
6/30/2021	$22,682	$21,913	$22,381
7/31/2021	$23,026	$22,284	$21,566
8/31/2021	$23,541	$22,919	$21,958
9/30/2021	$22,535	$21,891	$21,116
10/31/2021	$24,228	$23,371	$22,105
11/30/2021	$23,222	$23,016	$21,025
12/31/2021	$23,712	$23,922	$21,118
1/31/2022	$20,564	$22,515	$18,288
2/28/2022	$19,961	$21,947	$18,368
3/31/2022	$19,660	$22,659	$18,451
4/30/2022	$17,497	$20,626	$16,188
5/31/2022	$17,333	$20,598	$15,882
6/30/2022	$16,621	$18,875	$14,899
7/31/2022	$18,072	$20,646	$16,567
8/31/2022	$17,634	$19,875	$16,411
9/30/2022	$16,183	$18,032	$14,935
10/31/2022	$17,004	$19,511	$16,352
11/30/2022	$17,415	$20,529	$16,619
12/31/2022	$16,426	$19,327	$15,552
1/31/2023	$17,909	$20,658	$17,099
2/28/2023	$17,909	$20,176	$16,914
3/31/2023	$17,995	$20,715	$16,496
4/30/2023	$17,909	$20,936	$16,305
5/31/2023	$17,482	$21,017	$16,308
6/30/2023	$18,765	$22,452	$17,660
7/31/2023	$19,478	$23,257	$18,485
8/31/2023	$19,364	$22,808	$17,523
9/30/2023	$18,023	$21,722	$16,367
10/31/2023	$16,769	$21,146	$15,105
11/30/2023	$18,194	$23,118	$16,480
12/31/2023	$19,720	$24,344	$18,454
1/31/2024	$19,124	$24,614	$17,862
2/29/2024	$20,524	$25,946	$19,313
3/31/2024	$21,031	$26,783	$19,853
4/30/2024	$19,541	$25,605	$18,324
5/31/2024	$20,048	$26,814	$19,305
6/30/2024	$20,107	$27,645	$19,273
7/31/2024	$21,061	$28,158	$20,851
8/31/2024	$20,405	$28,771	$20,620
9/30/2024	$20,495	$29,367	$20,894
10/31/2024	$19,929	$29,151	$20,617

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 7/25/16
Class R6	18.85%	6.58%	8.69%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.81%
Russell 2000® Growth IndexFootnote Reference(b)	36.49%	7.92%	9.14%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$115,540,362
Number of Portfolio Holdings	50
Portfolio Turnover Rate	47%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,240,689

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	21.5%
Health Care	20.4
Information Technology	16.8
Consumer Discretionary	14.3
Energy	9.1
Financials	8.7
Consumer Staples	5.1
Materials	1.6
Repurchase Agreements	2.7
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Growth

Class R6

Top Holdings (Percentage of Net Assets)

Pegasystems, Inc.	4.7%
Texas Roadhouse, Inc.	4.6
Guidewire Software, Inc.	3.9
LeMaitre Vascular, Inc.	3.4
AAON, Inc.	3.2
Workiva, Inc.	3.2
Casella Waste Systems, Inc., Class A	3.0
Excelerate Energy, Inc., Class A	2.7
OneSpaWorld Holdings Ltd.	2.7
Permian Resources Corp.	2.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Growth

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class A

TSLAX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$151	1.29%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$9,454	$10,000	$10,000
4/30/2017	$9,616	$10,119	$10,080
5/31/2017	$9,360	$10,222	$9,766
6/30/2017	$9,718	$10,315	$10,108
7/31/2017	$9,761	$10,509	$10,172
8/31/2017	$9,531	$10,529	$9,922
9/30/2017	$10,119	$10,786	$10,624
10/31/2017	$10,188	$11,021	$10,638
11/30/2017	$10,435	$11,356	$10,946
12/31/2017	$10,333	$11,470	$10,842
1/31/2018	$10,662	$12,074	$10,975
2/28/2018	$9,934	$11,629	$10,426
3/31/2018	$9,916	$11,396	$10,555
4/30/2018	$9,880	$11,439	$10,738
5/31/2018	$10,449	$11,762	$11,363
6/30/2018	$10,387	$11,839	$11,432
7/31/2018	$10,493	$12,232	$11,634
8/31/2018	$10,849	$12,661	$11,911
9/30/2018	$10,458	$12,682	$11,615
10/31/2018	$9,463	$11,748	$10,575
11/30/2018	$9,640	$11,984	$10,746
12/31/2018	$8,375	$10,868	$9,447
1/31/2019	$9,527	$11,801	$10,480
2/28/2019	$9,872	$12,216	$10,888
3/31/2019	$9,389	$12,395	$10,574
4/30/2019	$9,902	$12,890	$10,974
5/31/2019	$8,877	$12,056	$10,077
6/30/2019	$9,527	$12,902	$10,719
7/31/2019	$9,557	$13,094	$10,736
8/31/2019	$8,917	$12,827	$10,137
9/30/2019	$9,577	$13,052	$10,658
10/31/2019	$9,685	$13,333	$10,916
11/30/2019	$9,843	$13,840	$11,171
12/31/2019	$10,088	$14,240	$11,562
1/31/2020	$9,504	$14,224	$10,939
2/29/2020	$8,664	$13,060	$9,876
3/31/2020	$6,216	$11,264	$7,439
4/30/2020	$7,097	$12,755	$8,357
5/31/2020	$7,445	$13,438	$8,597
6/30/2020	$7,630	$13,745	$8,846
7/31/2020	$7,927	$14,525	$9,028
8/31/2020	$8,326	$15,577	$9,514
9/30/2020	$7,865	$15,010	$9,072
10/31/2020	$8,326	$14,686	$9,396
11/30/2020	$9,903	$16,473	$11,210
12/31/2020	$10,651	$17,214	$12,098
1/31/2021	$10,979	$17,137	$12,735
2/28/2021	$11,921	$17,673	$13,931
3/31/2021	$12,679	$18,307	$14,659
4/30/2021	$12,914	$19,250	$14,956
5/31/2021	$13,324	$19,338	$15,421
6/30/2021	$13,047	$19,815	$15,328
7/31/2021	$12,740	$20,150	$14,779
8/31/2021	$12,904	$20,725	$15,175
9/30/2021	$12,761	$19,795	$14,871
10/31/2021	$13,222	$21,133	$15,438
11/30/2021	$12,884	$20,812	$14,910
12/31/2021	$13,569	$21,631	$15,519
1/31/2022	$12,844	$20,359	$14,614
2/28/2022	$13,346	$19,846	$14,856
3/31/2022	$13,346	$20,490	$15,146
4/30/2022	$12,509	$18,651	$13,971
5/31/2022	$12,825	$18,626	$14,239
6/30/2022	$11,450	$17,068	$12,832
7/31/2022	$12,509	$18,669	$14,075
8/31/2022	$11,989	$17,972	$13,630
9/30/2022	$10,799	$16,306	$12,241
10/31/2022	$12,175	$17,643	$13,782
11/30/2022	$12,751	$18,564	$14,203
12/31/2022	$11,806	$17,477	$13,271
1/31/2023	$12,937	$18,680	$14,537
2/28/2023	$12,620	$18,244	$14,202
3/31/2023	$11,761	$18,731	$13,184
4/30/2023	$11,557	$18,931	$12,855
5/31/2023	$11,060	$19,005	$12,602
6/30/2023	$11,919	$20,302	$13,603
7/31/2023	$12,711	$21,030	$14,630
8/31/2023	$12,077	$20,624	$13,926
9/30/2023	$11,421	$19,642	$13,201
10/31/2023	$10,539	$19,121	$12,413
11/30/2023	$11,376	$20,904	$13,531
12/31/2023	$12,773	$22,013	$15,215
1/31/2024	$12,192	$22,257	$14,524
2/29/2024	$12,541	$23,462	$14,999
3/31/2024	$13,191	$24,219	$15,656
4/30/2024	$12,355	$23,153	$14,658
5/31/2024	$13,144	$24,247	$15,344
6/30/2024	$12,912	$24,997	$15,085
7/31/2024	$14,422	$25,462	$16,924
8/31/2024	$14,352	$26,016	$16,606
9/30/2024	$14,352	$26,555	$16,617
10/31/2024	$14,213	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class A with Load	27.47%	6.76%	4.78%
Class A	34.85%	7.97%	5.56%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class A

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class C

TSLCX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$240	2.05%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$10,000	$10,000	$10,000
4/30/2017	$10,172	$10,119	$10,080
5/31/2017	$9,891	$10,222	$9,766
6/30/2017	$10,263	$10,315	$10,108
7/31/2017	$10,299	$10,509	$10,172
8/31/2017	$10,054	$10,529	$9,922
9/30/2017	$10,670	$10,786	$10,624
10/31/2017	$10,734	$11,021	$10,638
11/30/2017	$10,987	$11,356	$10,946
12/31/2017	$10,869	$11,470	$10,842
1/31/2018	$11,217	$12,074	$10,975
2/28/2018	$10,435	$11,629	$10,426
3/31/2018	$10,416	$11,396	$10,555
4/30/2018	$10,369	$11,439	$10,738
5/31/2018	$10,963	$11,762	$11,363
6/30/2018	$10,887	$11,839	$11,432
7/31/2018	$11,001	$12,232	$11,634
8/31/2018	$11,359	$12,661	$11,911
9/30/2018	$10,944	$12,682	$11,615
10/31/2018	$9,888	$11,748	$10,575
11/30/2018	$10,077	$11,984	$10,746
12/31/2018	$8,745	$10,868	$9,447
1/31/2019	$9,941	$11,801	$10,480
2/28/2019	$10,295	$12,216	$10,888
3/31/2019	$9,796	$12,395	$10,574
4/30/2019	$10,315	$12,890	$10,974
5/31/2019	$9,255	$12,056	$10,077
6/30/2019	$9,910	$12,902	$10,719
7/31/2019	$9,941	$13,094	$10,736
8/31/2019	$9,265	$12,827	$10,137
9/30/2019	$9,952	$13,052	$10,658
10/31/2019	$10,056	$13,333	$10,916
11/30/2019	$10,222	$13,840	$11,171
12/31/2019	$10,460	$14,240	$11,562
1/31/2020	$9,848	$14,224	$10,939
2/29/2020	$8,978	$13,060	$9,876
3/31/2020	$6,433	$11,264	$7,439
4/30/2020	$7,346	$12,755	$8,357
5/31/2020	$7,689	$13,438	$8,597
6/30/2020	$7,883	$13,745	$8,846
7/31/2020	$8,194	$14,525	$9,028
8/31/2020	$8,592	$15,577	$9,514
9/30/2020	$8,119	$15,010	$9,072
10/31/2020	$8,581	$14,686	$9,396
11/30/2020	$10,192	$16,473	$11,210
12/31/2020	$10,965	$17,214	$12,098
1/31/2021	$11,298	$17,137	$12,735
2/28/2021	$12,265	$17,673	$13,931
3/31/2021	$13,038	$18,307	$14,659
4/30/2021	$13,263	$19,250	$14,956
5/31/2021	$13,671	$19,338	$15,421
6/30/2021	$13,392	$19,815	$15,328
7/31/2021	$13,059	$20,150	$14,779
8/31/2021	$13,220	$20,725	$15,175
9/30/2021	$13,059	$19,795	$14,871
10/31/2021	$13,532	$21,133	$15,438
11/30/2021	$13,188	$20,812	$14,910
12/31/2021	$13,873	$21,631	$15,519
1/31/2022	$13,122	$20,359	$14,614
2/28/2022	$13,636	$19,846	$14,856
3/31/2022	$13,616	$20,490	$15,146
4/30/2022	$12,747	$18,651	$13,971
5/31/2022	$13,063	$18,626	$14,239
6/30/2022	$11,660	$17,068	$12,832
7/31/2022	$12,786	$18,669	$14,075
8/31/2022	$12,253	$17,972	$13,630
9/30/2022	$11,028	$16,306	$12,241
10/31/2022	$12,411	$17,643	$13,782
11/30/2022	$13,004	$18,564	$14,203
12/31/2022	$12,027	$17,477	$13,271
1/31/2023	$13,186	$18,680	$14,537
2/28/2023	$12,848	$18,244	$14,202
3/31/2023	$11,955	$18,731	$13,184
4/30/2023	$11,737	$18,931	$12,855
5/31/2023	$11,230	$19,005	$12,602
6/30/2023	$12,100	$20,302	$13,603
7/31/2023	$12,897	$21,030	$14,630
8/31/2023	$12,245	$20,624	$13,926
9/30/2023	$11,592	$19,642	$13,201
10/31/2023	$10,675	$19,121	$12,413
11/30/2023	$11,520	$20,904	$13,531
12/31/2023	$12,918	$22,013	$15,215
1/31/2024	$12,327	$22,257	$14,524
2/29/2024	$12,672	$23,462	$14,999
3/31/2024	$13,337	$24,219	$15,656
4/30/2024	$12,450	$23,153	$14,658
5/31/2024	$13,263	$24,247	$15,344
6/30/2024	$13,017	$24,997	$15,085
7/31/2024	$14,521	$25,462	$16,924
8/31/2024	$14,447	$26,016	$16,606
9/30/2024	$14,447	$26,555	$16,617
10/31/2024	$14,299	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class C with Load	32.95%	7.29%	4.86%
Class C	33.95%	7.29%	4.86%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class C

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class I

TSLIX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$116	0.99%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$10,000	$10,000	$10,000
4/30/2017	$10,170	$10,119	$10,080
5/31/2017	$9,901	$10,222	$9,766
6/30/2017	$10,287	$10,315	$10,108
7/31/2017	$10,332	$10,509	$10,172
8/31/2017	$10,090	$10,529	$9,922
9/30/2017	$10,717	$10,786	$10,624
10/31/2017	$10,789	$11,021	$10,638
11/30/2017	$11,049	$11,356	$10,946
12/31/2017	$10,948	$11,470	$10,842
1/31/2018	$11,304	$12,074	$10,975
2/28/2018	$10,526	$11,629	$10,426
3/31/2018	$10,508	$11,396	$10,555
4/30/2018	$10,480	$11,439	$10,738
5/31/2018	$11,088	$11,762	$11,363
6/30/2018	$11,023	$11,839	$11,432
7/31/2018	$11,145	$12,232	$11,634
8/31/2018	$11,519	$12,661	$11,911
9/30/2018	$11,098	$12,682	$11,615
10/31/2018	$10,049	$11,748	$10,575
11/30/2018	$10,255	$11,984	$10,746
12/31/2018	$8,909	$10,868	$9,447
1/31/2019	$10,137	$11,801	$10,480
2/28/2019	$10,502	$12,216	$10,888
3/31/2019	$10,002	$12,395	$10,574
4/30/2019	$10,543	$12,890	$10,974
5/31/2019	$9,461	$12,056	$10,077
6/30/2019	$10,148	$12,902	$10,719
7/31/2019	$10,189	$13,094	$10,736
8/31/2019	$9,502	$12,827	$10,137
9/30/2019	$10,210	$13,052	$10,658
10/31/2019	$10,335	$13,333	$10,916
11/30/2019	$10,502	$13,840	$11,171
12/31/2019	$10,766	$14,240	$11,562
1/31/2020	$10,148	$14,224	$10,939
2/29/2020	$9,248	$13,060	$9,876
3/31/2020	$6,646	$11,264	$7,439
4/30/2020	$7,579	$12,755	$8,357
5/31/2020	$7,947	$13,438	$8,597
6/30/2020	$8,153	$13,745	$8,846
7/31/2020	$8,478	$14,525	$9,028
8/31/2020	$8,901	$15,577	$9,514
9/30/2020	$8,413	$15,010	$9,072
10/31/2020	$8,912	$14,686	$9,396
11/30/2020	$10,593	$16,473	$11,210
12/31/2020	$11,403	$17,214	$12,098
1/31/2021	$11,761	$17,137	$12,735
2/28/2021	$12,771	$17,673	$13,931
3/31/2021	$13,585	$18,307	$14,659
4/30/2021	$13,835	$19,250	$14,956
5/31/2021	$14,280	$19,338	$15,421
6/30/2021	$13,987	$19,815	$15,328
7/31/2021	$13,661	$20,150	$14,779
8/31/2021	$13,846	$20,725	$15,175
9/30/2021	$13,683	$19,795	$14,871
10/31/2021	$14,183	$21,133	$15,438
11/30/2021	$13,835	$20,812	$14,910
12/31/2021	$14,579	$21,631	$15,519
1/31/2022	$13,794	$20,359	$14,614
2/28/2022	$14,343	$19,846	$14,856
3/31/2022	$14,343	$20,490	$15,146
4/30/2022	$13,441	$18,651	$13,971
5/31/2022	$13,774	$18,626	$14,239
6/30/2022	$12,303	$17,068	$12,832
7/31/2022	$13,441	$18,669	$14,075
8/31/2022	$12,891	$17,972	$13,630
9/30/2022	$11,616	$16,306	$12,241
10/31/2022	$13,088	$17,643	$13,782
11/30/2022	$13,715	$18,564	$14,203
12/31/2022	$12,709	$17,477	$13,271
1/31/2023	$13,925	$18,680	$14,537
2/28/2023	$13,591	$18,244	$14,202
3/31/2023	$12,661	$18,731	$13,184
4/30/2023	$12,447	$18,931	$12,855
5/31/2023	$11,922	$19,005	$12,602
6/30/2023	$12,828	$20,302	$13,603
7/31/2023	$13,710	$21,030	$14,630
8/31/2023	$13,019	$20,624	$13,926
9/30/2023	$12,327	$19,642	$13,201
10/31/2023	$11,374	$19,121	$12,413
11/30/2023	$12,280	$20,904	$13,531
12/31/2023	$13,782	$22,013	$15,215
1/31/2024	$13,162	$22,257	$14,524
2/29/2024	$13,543	$23,462	$14,999
3/31/2024	$14,259	$24,219	$15,656
4/30/2024	$13,329	$23,153	$14,658
5/31/2024	$14,211	$24,247	$15,344
6/30/2024	$13,949	$24,997	$15,085
7/31/2024	$15,570	$25,462	$16,924
8/31/2024	$15,523	$26,016	$16,606
9/30/2024	$15,523	$26,555	$16,617
10/31/2024	$15,379	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class I	35.22%	8.27%	5.88%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class I

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$105	0.89%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$10,000	$10,000	$10,000
4/30/2017	$10,170	$10,119	$10,080
5/31/2017	$9,901	$10,222	$9,766
6/30/2017	$10,287	$10,315	$10,108
7/31/2017	$10,332	$10,509	$10,172
8/31/2017	$10,099	$10,529	$9,922
9/30/2017	$10,726	$10,786	$10,624
10/31/2017	$10,789	$11,021	$10,638
11/30/2017	$11,057	$11,356	$10,946
12/31/2017	$10,952	$11,470	$10,842
1/31/2018	$11,308	$12,074	$10,975
2/28/2018	$10,540	$11,629	$10,426
3/31/2018	$10,522	$11,396	$10,555
4/30/2018	$10,484	$11,439	$10,738
5/31/2018	$11,093	$11,762	$11,363
6/30/2018	$11,027	$11,839	$11,432
7/31/2018	$11,149	$12,232	$11,634
8/31/2018	$11,533	$12,661	$11,911
9/30/2018	$11,112	$12,682	$11,615
10/31/2018	$10,054	$11,748	$10,575
11/30/2018	$10,250	$11,984	$10,746
12/31/2018	$8,905	$10,868	$9,447
1/31/2019	$10,143	$11,801	$10,480
2/28/2019	$10,507	$12,216	$10,888
3/31/2019	$9,998	$12,395	$10,574
4/30/2019	$10,549	$12,890	$10,974
5/31/2019	$9,467	$12,056	$10,077
6/30/2019	$10,154	$12,902	$10,719
7/31/2019	$10,195	$13,094	$10,736
8/31/2019	$9,509	$12,827	$10,137
9/30/2019	$10,216	$13,052	$10,658
10/31/2019	$10,341	$13,333	$10,916
11/30/2019	$10,507	$13,840	$11,171
12/31/2019	$10,780	$14,240	$11,562
1/31/2020	$10,151	$14,224	$10,939
2/29/2020	$9,262	$13,060	$9,876
3/31/2020	$6,648	$11,264	$7,439
4/30/2020	$7,592	$12,755	$8,357
5/31/2020	$7,960	$13,438	$8,597
6/30/2020	$8,166	$13,745	$8,846
7/31/2020	$8,481	$14,525	$9,028
8/31/2020	$8,904	$15,577	$9,514
9/30/2020	$8,427	$15,010	$9,072
10/31/2020	$8,926	$14,686	$9,396
11/30/2020	$10,607	$16,473	$11,210
12/31/2020	$11,417	$17,214	$12,098
1/31/2021	$11,776	$17,137	$12,735
2/28/2021	$12,787	$17,673	$13,931
3/31/2021	$13,603	$18,307	$14,659
4/30/2021	$13,853	$19,250	$14,956
5/31/2021	$14,299	$19,338	$15,421
6/30/2021	$14,016	$19,815	$15,328
7/31/2021	$13,690	$20,150	$14,779
8/31/2021	$13,875	$20,725	$15,175
9/30/2021	$13,722	$19,795	$14,871
10/31/2021	$14,223	$21,133	$15,438
11/30/2021	$13,864	$20,812	$14,910
12/31/2021	$14,612	$21,631	$15,519
1/31/2022	$13,825	$20,359	$14,614
2/28/2022	$14,376	$19,846	$14,856
3/31/2022	$14,376	$20,490	$15,146
4/30/2022	$13,471	$18,651	$13,971
5/31/2022	$13,825	$18,626	$14,239
6/30/2022	$12,350	$17,068	$12,832
7/31/2022	$13,491	$18,669	$14,075
8/31/2022	$12,921	$17,972	$13,630
9/30/2022	$11,642	$16,306	$12,241
10/31/2022	$13,137	$17,643	$13,782
11/30/2022	$13,766	$18,564	$14,203
12/31/2022	$12,751	$17,477	$13,271
1/31/2023	$13,971	$18,680	$14,537
2/28/2023	$13,636	$18,244	$14,202
3/31/2023	$12,703	$18,731	$13,184
4/30/2023	$12,488	$18,931	$12,855
5/31/2023	$11,962	$19,005	$12,602
6/30/2023	$12,895	$20,302	$13,603
7/31/2023	$13,756	$21,030	$14,630
8/31/2023	$13,086	$20,624	$13,926
9/30/2023	$12,368	$19,642	$13,201
10/31/2023	$11,412	$19,121	$12,413
11/30/2023	$12,345	$20,904	$13,531
12/31/2023	$13,851	$22,013	$15,215
1/31/2024	$13,235	$22,257	$14,524
2/29/2024	$13,604	$23,462	$14,999
3/31/2024	$14,319	$24,219	$15,656
4/30/2024	$13,407	$23,153	$14,658
5/31/2024	$14,270	$24,247	$15,344
6/30/2024	$14,023	$24,997	$15,085
7/31/2024	$15,650	$25,462	$16,924
8/31/2024	$15,601	$26,016	$16,606
9/30/2024	$15,601	$26,555	$16,617
10/31/2024	$15,453	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class I2	35.41%	8.37%	5.95%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class I2

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class I3

TSLTX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$105	0.89%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$10,000	$10,000	$10,000
4/30/2017	$10,179	$10,119	$10,080
5/31/2017	$9,910	$10,222	$9,766
6/30/2017	$10,296	$10,315	$10,108
7/31/2017	$10,350	$10,509	$10,172
8/31/2017	$10,108	$10,529	$9,922
9/30/2017	$10,735	$10,786	$10,624
10/31/2017	$10,807	$11,021	$10,638
11/30/2017	$11,076	$11,356	$10,946
12/31/2017	$10,973	$11,470	$10,842
1/31/2018	$11,328	$12,074	$10,975
2/28/2018	$10,552	$11,629	$10,426
3/31/2018	$10,542	$11,396	$10,555
4/30/2018	$10,505	$11,439	$10,738
5/31/2018	$11,113	$11,762	$11,363
6/30/2018	$11,057	$11,839	$11,432
7/31/2018	$11,178	$12,232	$11,634
8/31/2018	$11,552	$12,661	$11,911
9/30/2018	$11,141	$12,682	$11,615
10/31/2018	$10,075	$11,748	$10,575
11/30/2018	$10,262	$11,984	$10,746
12/31/2018	$8,919	$10,868	$9,447
1/31/2019	$10,146	$11,801	$10,480
2/28/2019	$10,510	$12,216	$10,888
3/31/2019	$10,011	$12,395	$10,574
4/30/2019	$10,551	$12,890	$10,974
5/31/2019	$9,470	$12,056	$10,077
6/30/2019	$10,156	$12,902	$10,719
7/31/2019	$10,198	$13,094	$10,736
8/31/2019	$9,522	$12,827	$10,137
9/30/2019	$10,229	$13,052	$10,658
10/31/2019	$10,354	$13,333	$10,916
11/30/2019	$10,520	$13,840	$11,171
12/31/2019	$10,784	$14,240	$11,562
1/31/2020	$10,166	$14,224	$10,939
2/29/2020	$9,266	$13,060	$9,876
3/31/2020	$6,654	$11,264	$7,439
4/30/2020	$7,597	$12,755	$8,357
5/31/2020	$7,966	$13,438	$8,597
6/30/2020	$8,172	$13,745	$8,846
7/31/2020	$8,497	$14,525	$9,028
8/31/2020	$8,920	$15,577	$9,514
9/30/2020	$8,432	$15,010	$9,072
10/31/2020	$8,930	$14,686	$9,396
11/30/2020	$10,621	$16,473	$11,210
12/31/2020	$11,429	$17,214	$12,098
1/31/2021	$11,788	$17,137	$12,735
2/28/2021	$12,809	$17,673	$13,931
3/31/2021	$13,624	$18,307	$14,659
4/30/2021	$13,874	$19,250	$14,956
5/31/2021	$14,319	$19,338	$15,421
6/30/2021	$14,037	$19,815	$15,328
7/31/2021	$13,700	$20,150	$14,779
8/31/2021	$13,885	$20,725	$15,175
9/30/2021	$13,733	$19,795	$14,871
10/31/2021	$14,232	$21,133	$15,438
11/30/2021	$13,885	$20,812	$14,910
12/31/2021	$14,627	$21,631	$15,519
1/31/2022	$13,843	$20,359	$14,614
2/28/2022	$14,392	$19,846	$14,856
3/31/2022	$14,392	$20,490	$15,146
4/30/2022	$13,490	$18,651	$13,971
5/31/2022	$13,823	$18,626	$14,239
6/30/2022	$12,353	$17,068	$12,832
7/31/2022	$13,490	$18,669	$14,075
8/31/2022	$12,941	$17,972	$13,630
9/30/2022	$11,647	$16,306	$12,241
10/31/2022	$13,137	$17,643	$13,782
11/30/2022	$13,764	$18,564	$14,203
12/31/2022	$12,748	$17,477	$13,271
1/31/2023	$13,987	$18,680	$14,537
2/28/2023	$13,653	$18,244	$14,202
3/31/2023	$12,724	$18,731	$13,184
4/30/2023	$12,510	$18,931	$12,855
5/31/2023	$11,962	$19,005	$12,602
6/30/2023	$12,891	$20,302	$13,603
7/31/2023	$13,773	$21,030	$14,630
8/31/2023	$13,082	$20,624	$13,926
9/30/2023	$12,391	$19,642	$13,201
10/31/2023	$11,414	$19,121	$12,413
11/30/2023	$12,343	$20,904	$13,531
12/31/2023	$13,869	$22,013	$15,215
1/31/2024	$13,255	$22,257	$14,524
2/29/2024	$13,623	$23,462	$14,999
3/31/2024	$14,335	$24,219	$15,656
4/30/2024	$13,427	$23,153	$14,658
5/31/2024	$14,286	$24,247	$15,344
6/30/2024	$14,041	$24,997	$15,085
7/31/2024	$15,685	$25,462	$16,924
8/31/2024	$15,636	$26,016	$16,606
9/30/2024	$15,636	$26,555	$16,617
10/31/2024	$15,489	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class I3	35.70%	8.39%	5.98%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class I3

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class R

TRSLX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$163	1.39%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$10,000	$10,000	$10,000
4/30/2017	$10,179	$10,119	$10,080
5/31/2017	$9,901	$10,222	$9,766
6/30/2017	$10,287	$10,315	$10,108
7/31/2017	$10,332	$10,509	$10,172
8/31/2017	$10,090	$10,529	$9,922
9/30/2017	$10,709	$10,786	$10,624
10/31/2017	$10,771	$11,021	$10,638
11/30/2017	$11,031	$11,356	$10,946
12/31/2017	$10,923	$11,470	$10,842
1/31/2018	$11,278	$12,074	$10,975
2/28/2018	$10,503	$11,629	$10,426
3/31/2018	$10,485	$11,396	$10,555
4/30/2018	$10,438	$11,439	$10,738
5/31/2018	$11,044	$11,762	$11,363
6/30/2018	$10,979	$11,839	$11,432
7/31/2018	$11,091	$12,232	$11,634
8/31/2018	$11,464	$12,661	$11,911
9/30/2018	$11,044	$12,682	$11,615
10/31/2018	$9,990	$11,748	$10,575
11/30/2018	$10,186	$11,984	$10,746
12/31/2018	$8,843	$10,868	$9,447
1/31/2019	$10,068	$11,801	$10,480
2/28/2019	$10,428	$12,216	$10,888
3/31/2019	$9,914	$12,395	$10,574
4/30/2019	$10,449	$12,890	$10,974
5/31/2019	$9,378	$12,056	$10,077
6/30/2019	$10,058	$12,902	$10,719
7/31/2019	$10,089	$13,094	$10,736
8/31/2019	$9,409	$12,827	$10,137
9/30/2019	$10,109	$13,052	$10,658
10/31/2019	$10,223	$13,333	$10,916
11/30/2019	$10,398	$13,840	$11,171
12/31/2019	$10,654	$14,240	$11,562
1/31/2020	$10,035	$14,224	$10,939
2/29/2020	$9,149	$13,060	$9,876
3/31/2020	$6,566	$11,264	$7,439
4/30/2020	$7,484	$12,755	$8,357
5/31/2020	$7,847	$13,438	$8,597
6/30/2020	$8,050	$13,745	$8,846
7/31/2020	$8,359	$14,525	$9,028
8/31/2020	$8,775	$15,577	$9,514
9/30/2020	$8,295	$15,010	$9,072
10/31/2020	$8,786	$14,686	$9,396
11/30/2020	$10,441	$16,473	$11,210
12/31/2020	$11,231	$17,214	$12,098
1/31/2021	$11,583	$17,137	$12,735
2/28/2021	$12,576	$17,673	$13,931
3/31/2021	$13,366	$18,307	$14,659
4/30/2021	$13,612	$19,250	$14,956
5/31/2021	$14,039	$19,338	$15,421
6/30/2021	$13,761	$19,815	$15,328
7/31/2021	$13,430	$20,150	$14,779
8/31/2021	$13,601	$20,725	$15,175
9/30/2021	$13,451	$19,795	$14,871
10/31/2021	$13,932	$21,133	$15,438
11/30/2021	$13,580	$20,812	$14,910
12/31/2021	$14,308	$21,631	$15,519
1/31/2022	$13,542	$20,359	$14,614
2/28/2022	$14,078	$19,846	$14,856
3/31/2022	$14,059	$20,490	$15,146
4/30/2022	$13,178	$18,651	$13,971
5/31/2022	$13,504	$18,626	$14,239
6/30/2022	$12,048	$17,068	$12,832
7/31/2022	$13,159	$18,669	$14,075
8/31/2022	$12,622	$17,972	$13,630
9/30/2022	$11,358	$16,306	$12,241
10/31/2022	$12,795	$17,643	$13,782
11/30/2022	$13,408	$18,564	$14,203
12/31/2022	$12,405	$17,477	$13,271
1/31/2023	$13,608	$18,680	$14,537
2/28/2023	$13,261	$18,244	$14,202
3/31/2023	$12,358	$18,731	$13,184
4/30/2023	$12,150	$18,931	$12,855
5/31/2023	$11,618	$19,005	$12,602
6/30/2023	$12,520	$20,302	$13,603
7/31/2023	$13,353	$21,030	$14,630
8/31/2023	$12,705	$20,624	$13,926
9/30/2023	$12,011	$19,642	$13,201
10/31/2023	$11,062	$19,121	$12,413
11/30/2023	$11,965	$20,904	$13,531
12/31/2023	$13,430	$22,013	$15,215
1/31/2024	$12,813	$22,257	$14,524
2/29/2024	$13,169	$23,462	$14,999
3/31/2024	$13,881	$24,219	$15,656
4/30/2024	$12,979	$23,153	$14,658
5/31/2024	$13,809	$24,247	$15,344
6/30/2024	$13,572	$24,997	$15,085
7/31/2024	$15,138	$25,462	$16,924
8/31/2024	$15,091	$26,016	$16,606
9/30/2024	$15,091	$26,555	$16,617
10/31/2024	$14,925	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class R	34.91%	7.86%	5.46%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class R

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class R4

TSLFX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$129	1.10%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Russell 3000® Index	Russell 2000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,052	$10,242	$9,954
12/31/2014	$10,360	$10,242	$10,225
1/31/2015	$10,050	$9,957	$9,800
2/28/2015	$10,604	$10,534	$10,255
3/31/2015	$10,787	$10,427	$10,428
4/30/2015	$10,533	$10,474	$10,205
5/31/2015	$10,590	$10,619	$10,290
6/30/2015	$10,882	$10,441	$10,303
7/31/2015	$10,576	$10,616	$10,019
8/31/2015	$10,058	$9,975	$9,527
9/30/2015	$9,728	$9,684	$9,197
10/31/2015	$10,199	$10,449	$9,712
11/30/2015	$10,279	$10,507	$9,988
12/31/2015	$9,704	$10,291	$9,462
1/31/2016	$9,072	$9,711	$8,826
2/29/2016	$9,128	$9,707	$8,886
3/31/2016	$9,732	$10,391	$9,623
4/30/2016	$9,727	$10,455	$9,827
5/31/2016	$9,902	$10,642	$10,007
6/30/2016	$9,803	$10,664	$10,037
7/31/2016	$10,249	$11,087	$10,579
8/31/2016	$10,301	$11,116	$10,842
9/30/2016	$10,336	$11,133	$10,927
10/31/2016	$9,985	$10,892	$10,568
11/30/2016	$10,954	$11,380	$11,971
12/31/2016	$11,572	$11,602	$12,465
1/31/2017	$11,453	$11,820	$12,376
2/28/2017	$11,581	$12,260	$12,555
3/31/2017	$11,471	$12,268	$12,449
4/30/2017	$11,685	$12,398	$12,498
5/31/2017	$11,355	$12,525	$12,109
6/30/2017	$11,787	$12,638	$12,532
7/31/2017	$11,849	$12,876	$12,612
8/31/2017	$11,571	$12,901	$12,302
9/30/2017	$12,292	$13,216	$13,173
10/31/2017	$12,364	$13,504	$13,190
11/30/2017	$12,673	$13,914	$13,572
12/31/2017	$12,549	$14,053	$13,442
1/31/2018	$12,955	$14,794	$13,608
2/28/2018	$12,067	$14,249	$12,927
3/31/2018	$12,045	$13,963	$13,087
4/30/2018	$12,003	$14,016	$13,314
5/31/2018	$12,698	$14,412	$14,089
6/30/2018	$12,624	$14,506	$14,174
7/31/2018	$12,763	$14,987	$14,424
8/31/2018	$13,202	$15,514	$14,768
9/30/2018	$12,720	$15,539	$14,401
10/31/2018	$11,499	$14,395	$13,112
11/30/2018	$11,713	$14,683	$13,323
12/31/2018	$10,171	$13,317	$11,713
1/31/2019	$11,581	$14,460	$12,994
2/28/2019	$11,996	$14,968	$13,499
3/31/2019	$11,415	$15,187	$13,110
4/30/2019	$12,032	$15,793	$13,606
5/31/2019	$10,799	$14,771	$12,494
6/30/2019	$11,581	$15,809	$13,290
7/31/2019	$11,629	$16,044	$13,311
8/31/2019	$10,846	$15,717	$12,569
9/30/2019	$11,652	$15,993	$13,214
10/31/2019	$11,795	$16,337	$13,534
11/30/2019	$11,984	$16,958	$13,851
12/31/2019	$12,280	$17,447	$14,336
1/31/2020	$11,576	$17,428	$13,563
2/29/2020	$10,552	$16,002	$12,245
3/31/2020	$7,578	$13,801	$9,224
4/30/2020	$8,651	$15,629	$10,361
5/31/2020	$9,071	$16,465	$10,659
6/30/2020	$9,305	$16,841	$10,967
7/31/2020	$9,663	$17,797	$11,194
8/31/2020	$10,144	$19,087	$11,797
9/30/2020	$9,589	$18,392	$11,248
10/31/2020	$10,157	$17,995	$11,650
11/30/2020	$12,070	$20,184	$13,899
12/31/2020	$12,990	$21,092	$15,000
1/31/2021	$13,398	$20,998	$15,789
2/28/2021	$14,546	$21,654	$17,273
3/31/2021	$15,472	$22,431	$18,175
4/30/2021	$15,756	$23,587	$18,543
5/31/2021	$16,262	$23,695	$19,120
6/30/2021	$15,929	$24,279	$19,004
7/31/2021	$15,546	$24,689	$18,324
8/31/2021	$15,756	$25,393	$18,815
9/30/2021	$15,571	$24,254	$18,438
10/31/2021	$16,139	$25,894	$19,141
11/30/2021	$15,744	$25,500	$18,487
12/31/2021	$16,582	$26,504	$19,241
1/31/2022	$15,694	$24,945	$18,119
2/28/2022	$16,315	$24,317	$18,419
3/31/2022	$16,293	$25,105	$18,779
4/30/2022	$15,272	$22,852	$17,322
5/31/2022	$15,671	$22,822	$17,654
6/30/2022	$13,984	$20,912	$15,910
7/31/2022	$15,272	$22,874	$17,451
8/31/2022	$14,650	$22,021	$16,899
9/30/2022	$13,185	$19,979	$15,177
10/31/2022	$14,872	$21,617	$17,087
11/30/2022	$15,583	$22,745	$17,609
12/31/2022	$14,426	$21,414	$16,454
1/31/2023	$15,799	$22,888	$18,024
2/28/2023	$15,422	$22,353	$17,609
3/31/2023	$14,372	$22,951	$16,346
4/30/2023	$14,130	$23,196	$15,938
5/31/2023	$13,511	$23,286	$15,625
6/30/2023	$14,561	$24,876	$16,866
7/31/2023	$15,556	$25,768	$18,139
8/31/2023	$14,776	$25,270	$17,266
9/30/2023	$13,995	$24,067	$16,367
10/31/2023	$12,892	$23,429	$15,391
11/30/2023	$13,942	$25,613	$16,776
12/31/2023	$15,632	$26,972	$18,864
1/31/2024	$14,940	$27,271	$18,007
2/29/2024	$15,355	$28,747	$18,596
3/31/2024	$16,158	$29,674	$19,411
4/30/2024	$15,134	$28,369	$18,174
5/31/2024	$16,102	$29,709	$19,024
6/30/2024	$15,826	$30,629	$18,704
7/31/2024	$17,652	$31,198	$20,983
8/31/2024	$17,596	$31,877	$20,589
9/30/2024	$17,596	$32,537	$20,602
10/31/2024	$17,430	$32,298	$20,280

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R4	35.20%	8.12%	5.71%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	7.33%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class R4

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Small Cap Value

Class R6

TSLRX

October 31, 2024

Fund Overview

Transamerica Small Cap Value (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$105	0.89%

How did the Fund perform last year and what affected its performance?

This discussion pertains to the period from November 1, 2023 through August 30, 2024, during which Peregrine Capital Management, LLC served as the Fund’s sub-adviser.

The Fund’s performance during the period was driven primarily by its real estate holdings. The Fund experienced a strong relative performance move in these names as they bounced off multi-year lows in anticipation of the U.S. Federal Reserve (the “Fed”) starting to cut rates, after leaving them higher for many years to quell inflation. Outfront Media, Inc. and American Healthcare REIT, Inc. were top performers within this sector.

Financials, which lagged the broader market badly in 2023, saw a strong performance climb for the period, making this sector the Fund’s absolute top performing sector. The Fund’s performance in this sector nearly matched that of the financials within the Russell 2000® Value Index.

The Fund’s industrial holdings were the relative laggards for the period. The Fund’s holdings included exposure to the agricultural equipment space, which was the primary reason for the underperformance in this sector for the Fund.

This discussion pertains to the period from August 31, 2024 through October 31, 2024, during which Systematic Financial Management, L.P. served as the Fund’s sub-adviser.

The Fund posted slightly negative absolute returns during the period. The Fund outperformed the Russell 2000® Value Index, a Fund benchmark, during the period. This period saw the culmination of almost a year’s worth of investor debate over the timing and pace of the Fed’s pivot away from the tight monetary policy in place since the pandemic.

From a sector attribution perspective, stock selection drove the Fund’s performance in the period, led by the industrials and consumer discretionary sectors, both of which benefited from the cyclical rotation catalyzed by the Fed’s interest rate pivot. The Fund underperformed in the information technology and consumer staples sectors, with the former hurt by weak returns in the semiconductor industry. Sector allocation, meanwhile, was a slight headwind in the period. An overweight to information technology had a slightly favorable effect on relative performance, while an underweight to materials more than offset that impact, producing a net negative effect.

Transamerica Small Cap Value

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 2000® Value Index
4/21/2017	$10,000	$10,000	$10,000
4/30/2017	$10,169	$10,119	$10,080
5/31/2017	$9,893	$10,222	$9,766
6/30/2017	$10,276	$10,315	$10,108
7/31/2017	$10,330	$10,509	$10,172
8/31/2017	$10,089	$10,529	$9,922
9/30/2017	$10,722	$10,786	$10,624
10/31/2017	$10,793	$11,021	$10,638
11/30/2017	$11,052	$11,356	$10,946
12/31/2017	$10,947	$11,470	$10,842
1/31/2018	$11,311	$12,074	$10,975
2/28/2018	$10,538	$11,629	$10,426
3/31/2018	$10,519	$11,396	$10,555
4/30/2018	$10,482	$11,439	$10,738
5/31/2018	$11,087	$11,762	$11,363
6/30/2018	$11,022	$11,839	$11,432
7/31/2018	$11,143	$12,232	$11,634
8/31/2018	$11,525	$12,661	$11,911
9/30/2018	$11,106	$12,682	$11,615
10/31/2018	$10,054	$11,748	$10,575
11/30/2018	$10,249	$11,984	$10,746
12/31/2018	$8,903	$10,868	$9,447
1/31/2019	$10,133	$11,801	$10,480
2/28/2019	$10,505	$12,216	$10,888
3/31/2019	$9,999	$12,395	$10,574
4/30/2019	$10,536	$12,890	$10,974
5/31/2019	$9,461	$12,056	$10,077
6/30/2019	$10,143	$12,902	$10,719
7/31/2019	$10,185	$13,094	$10,736
8/31/2019	$9,513	$12,827	$10,137
9/30/2019	$10,216	$13,052	$10,658
10/31/2019	$10,340	$13,333	$10,916
11/30/2019	$10,505	$13,840	$11,171
12/31/2019	$10,778	$14,240	$11,562
1/31/2020	$10,152	$14,224	$10,939
2/29/2020	$9,258	$13,060	$9,876
3/31/2020	$6,650	$11,264	$7,439
4/30/2020	$7,587	$12,755	$8,357
5/31/2020	$7,954	$13,438	$8,597
6/30/2020	$8,159	$13,745	$8,846
7/31/2020	$8,482	$14,525	$9,028
8/31/2020	$8,913	$15,577	$9,514
9/30/2020	$8,428	$15,010	$9,072
10/31/2020	$8,924	$14,686	$9,396
11/30/2020	$10,605	$16,473	$11,210
12/31/2020	$11,421	$17,214	$12,098
1/31/2021	$11,778	$17,137	$12,735
2/28/2021	$12,793	$17,673	$13,931
3/31/2021	$13,615	$18,307	$14,659
4/30/2021	$13,863	$19,250	$14,956
5/31/2021	$14,306	$19,338	$15,421
6/30/2021	$14,025	$19,815	$15,328
7/31/2021	$13,690	$20,150	$14,779
8/31/2021	$13,874	$20,725	$15,175
9/30/2021	$13,723	$19,795	$14,871
10/31/2021	$14,220	$21,133	$15,438
11/30/2021	$13,874	$20,812	$14,910
12/31/2021	$14,606	$21,631	$15,519
1/31/2022	$13,828	$20,359	$14,614
2/28/2022	$14,392	$19,846	$14,856
3/31/2022	$14,373	$20,490	$15,146
4/30/2022	$13,478	$18,651	$13,971
5/31/2022	$13,828	$18,626	$14,239
6/30/2022	$12,350	$17,068	$12,832
7/31/2022	$13,478	$18,669	$14,075
8/31/2022	$12,933	$17,972	$13,630
9/30/2022	$11,650	$16,306	$12,241
10/31/2022	$13,128	$17,643	$13,782
11/30/2022	$13,770	$18,564	$14,203
12/31/2022	$12,746	$17,477	$13,271
1/31/2023	$13,974	$18,680	$14,537
2/28/2023	$13,643	$18,244	$14,202
3/31/2023	$12,699	$18,731	$13,184
4/30/2023	$12,487	$18,931	$12,855
5/31/2023	$11,967	$19,005	$12,602
6/30/2023	$12,888	$20,302	$13,603
7/31/2023	$13,761	$21,030	$14,630
8/31/2023	$13,077	$20,624	$13,926
9/30/2023	$12,392	$19,642	$13,201
10/31/2023	$11,401	$19,121	$12,413
11/30/2023	$12,345	$20,904	$13,531
12/31/2023	$13,857	$22,013	$15,215
1/31/2024	$13,225	$22,257	$14,524
2/29/2024	$13,614	$23,462	$14,999
3/31/2024	$14,319	$24,219	$15,656
4/30/2024	$13,395	$23,153	$14,658
5/31/2024	$14,271	$24,247	$15,344
6/30/2024	$14,027	$24,997	$15,085
7/31/2024	$15,656	$25,462	$16,924
8/31/2024	$15,608	$26,016	$16,606
9/30/2024	$15,608	$26,555	$16,617
10/31/2024	$15,462	$26,360	$16,357

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 4/21/17
Class R6	35.62%	8.38%	5.96%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	13.73%
Russell 2000® Value IndexFootnote Reference(b)	31.77%	8.42%	6.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$113,612,628
Number of Portfolio Holdings	201
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$883,076

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.1%
Industrials	19.1
Consumer Discretionary	13.4
Information Technology	10.0
Real Estate	9.3
Health Care	9.0
Energy	5.7
Materials	3.0
Communication Services	2.2
Utilities	2.1
Consumer Staples	1.9
Repurchase Agreements	2.3
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small Cap Value

Class R6

Top Holdings (Percentage of Net Assets)

EMCOR Group, Inc.	1.8%
Mueller Industries, Inc.	1.6
Columbia Banking System, Inc.	1.4
First Citizens BancShares, Inc., Class A	1.3
UMB Financial Corp.	1.3
Northwestern Energy Group, Inc.	1.3
Webster Financial Corp.	1.1
WaFd, Inc.	1.1
KBR, Inc.	1.1
Brinker International, Inc.	1.1

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Peregrine Capital Management, LLC, was terminated as the sub-adviser of the fund and Systematic Financial Management, L.P., (“Systematic”) was approved as the fund’s sub-adviser.

In connection with the change to Systematic as the fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• The fund’s principal investment strategies were revised ; and

• The Fund's principal risks were revised to add Currency risk, Depositary Receipts risk, Foreign Investments risk, Real Estate Securities risk and Real Estate Investment Trusts risk.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small Cap Value

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Small/Mid Cap Value

Class A

IIVAX

October 31, 2024

Fund Overview

Transamerica Small/Mid Cap Value (the "Fund") seeks to maximize total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$134	1.20%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund underperformed the Russell 2500™ Value Index, a benchmark of the Fund.

The Fund’s mid cap sleeve, sub-advised by Thompson, Siegel & Walmsley LLC, underperformed the Russell Mid Cap® Value Index a Fund benchmark, during the fiscal year ended October 31, 2024.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the sleeve benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc., a discount retailer, and SiriusXM Holdings, Inc., a tracking stock for satellite radio provider, SiriusXM, were the primary detractors.

The Fund’s small cap sleeve, sub-advised by Systematic Financial Management, L.P., posted strong absolute returns during the fiscal year ended October 31, 2024, while moderately trailing the Russell 2000® Value Index (the “Index”), a Fund benchmark.

From a sector attribution perspective, the sleeve’s underweight to financials and overweight to industrials hurt performance against the Index. The sleeve’s exposure to banks increased during the period, but not enough to fully capture the robust performance of financials as interest rates fell. Information technology shares, meanwhile, did not keep up with the market’s surge, in part due to profit taking and cyclical worries in the semiconductor industry. On the other hand, the small cap sleeve’s underweight to energy added nicely to relative returns amid weakness in oil and natural gas prices. Looking at individual stock selection, the sleeve’s health care stocks underperformed considerably, in part due to its under-exposure to an interest rate-driven biotech rally (and overweight to less-rate-sensitive pharmaceuticals). Selection in materials was also unfavorable. Finally, strong selection in industrials positively impacted relative performance.

Transamerica Small/Mid Cap Value

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 2500™ Value Index
10/31/2014	$9,450	$10,000	$10,000
11/30/2014	$9,526	$10,242	$10,012
12/31/2014	$9,596	$10,242	$10,157
1/31/2015	$9,365	$9,957	$9,900
2/28/2015	$9,791	$10,534	$10,357
3/31/2015	$9,951	$10,427	$10,463
4/30/2015	$9,759	$10,474	$10,314
5/31/2015	$9,979	$10,619	$10,440
6/30/2015	$9,907	$10,441	$10,331
7/31/2015	$9,781	$10,616	$10,177
8/31/2015	$9,206	$9,975	$9,682
9/30/2015	$8,815	$9,684	$9,340
10/31/2015	$9,466	$10,449	$9,894
11/30/2015	$9,723	$10,507	$10,061
12/31/2015	$9,290	$10,291	$9,600
1/31/2016	$8,610	$9,711	$9,011
2/29/2016	$8,563	$9,707	$9,108
3/31/2016	$9,385	$10,391	$9,920
4/30/2016	$9,479	$10,455	$10,112
5/31/2016	$9,697	$10,642	$10,291
6/30/2016	$9,566	$10,664	$10,353
7/31/2016	$9,997	$11,087	$10,824
8/31/2016	$10,167	$11,116	$10,921
9/30/2016	$10,179	$11,133	$10,992
10/31/2016	$9,910	$10,892	$10,663
11/30/2016	$10,929	$11,380	$11,686
12/31/2016	$11,217	$11,602	$12,019
1/31/2017	$11,375	$11,820	$12,085
2/28/2017	$11,710	$12,260	$12,310
3/31/2017	$11,760	$12,268	$12,214
4/30/2017	$11,831	$12,398	$12,202
5/31/2017	$11,823	$12,525	$11,937
6/30/2017	$12,006	$12,638	$12,254
7/31/2017	$12,207	$12,876	$12,349
8/31/2017	$11,885	$12,901	$12,135
9/30/2017	$12,236	$13,216	$12,723
10/31/2017	$12,311	$13,504	$12,793
11/30/2017	$12,859	$13,914	$13,211
12/31/2017	$12,915	$14,053	$13,264
1/31/2018	$13,184	$14,794	$13,431
2/28/2018	$12,674	$14,249	$12,772
3/31/2018	$12,744	$13,963	$12,912
4/30/2018	$12,707	$14,016	$13,053
5/31/2018	$12,943	$14,412	$13,589
6/30/2018	$13,170	$14,506	$13,661
7/31/2018	$13,492	$14,987	$13,933
8/31/2018	$13,776	$15,514	$14,250
9/30/2018	$13,577	$15,539	$14,027
10/31/2018	$12,588	$14,395	$12,827
11/30/2018	$12,811	$14,683	$13,070
12/31/2018	$11,403	$13,317	$11,625
1/31/2019	$12,585	$14,460	$12,924
2/28/2019	$12,984	$14,968	$13,328
3/31/2019	$12,878	$15,187	$13,150
4/30/2019	$13,384	$15,793	$13,611
5/31/2019	$12,473	$14,771	$12,584
6/30/2019	$13,272	$15,809	$13,399
7/31/2019	$13,394	$16,044	$13,486
8/31/2019	$12,750	$15,717	$12,829
9/30/2019	$13,394	$15,993	$13,416
10/31/2019	$13,549	$16,337	$13,609
11/30/2019	$13,852	$16,958	$13,943
12/31/2019	$14,210	$17,447	$14,364
1/31/2020	$13,820	$17,428	$13,841
2/29/2020	$12,436	$16,002	$12,506
3/31/2020	$9,469	$13,801	$9,388
4/30/2020	$10,694	$15,629	$10,630
5/31/2020	$11,222	$16,465	$11,115
6/30/2020	$11,332	$16,841	$11,322
7/31/2020	$11,667	$17,797	$11,663
8/31/2020	$12,111	$19,087	$12,192
9/30/2020	$11,694	$18,392	$11,723
10/31/2020	$11,963	$17,995	$11,988
11/30/2020	$13,831	$20,184	$14,085
12/31/2020	$14,672	$21,092	$15,065
1/31/2021	$14,787	$20,998	$15,398
2/28/2021	$15,925	$21,654	$16,768
3/31/2021	$16,935	$22,431	$17,600
4/30/2021	$17,636	$23,587	$18,356
5/31/2021	$18,033	$23,695	$18,728
6/30/2021	$17,735	$24,279	$18,481
7/31/2021	$17,575	$24,689	$18,210
8/31/2021	$17,956	$25,393	$18,594
9/30/2021	$17,454	$24,254	$18,099
10/31/2021	$18,066	$25,894	$18,958
11/30/2021	$17,580	$25,500	$18,298
12/31/2021	$18,660	$26,504	$19,250
1/31/2022	$18,156	$24,945	$18,272
2/28/2022	$18,236	$24,317	$18,570
3/31/2022	$18,494	$25,105	$18,961
4/30/2022	$17,536	$22,852	$17,676
5/31/2022	$18,273	$22,822	$18,014
6/30/2022	$16,572	$20,912	$16,043
7/31/2022	$17,806	$22,874	$17,596
8/31/2022	$17,167	$22,021	$17,044
9/30/2022	$15,484	$19,979	$15,320
10/31/2022	$17,032	$21,617	$16,938
11/30/2022	$17,911	$22,745	$17,789
12/31/2022	$17,073	$21,414	$16,731
1/31/2023	$18,401	$22,888	$18,403
2/28/2023	$17,869	$22,353	$17,882
3/31/2023	$17,235	$22,951	$16,965
4/30/2023	$17,154	$23,196	$16,739
5/31/2023	$16,547	$23,286	$16,261
6/30/2023	$17,801	$24,876	$17,706
7/31/2023	$18,657	$25,768	$18,744
8/31/2023	$18,320	$25,270	$18,023
9/30/2023	$17,579	$24,067	$17,058
10/31/2023	$16,810	$23,429	$16,101
11/30/2023	$17,882	$25,613	$17,562
12/31/2023	$19,115	$26,972	$19,405
1/31/2024	$18,889	$27,271	$18,861
2/29/2024	$19,532	$28,747	$19,617
3/31/2024	$20,508	$29,674	$20,583
4/30/2024	$19,454	$28,369	$19,289
5/31/2024	$20,020	$29,709	$20,102
6/30/2024	$19,504	$30,629	$19,697
7/31/2024	$21,165	$31,198	$21,292
8/31/2024	$21,052	$31,877	$21,291
9/30/2024	$21,045	$32,537	$21,593
10/31/2024	$20,769	$32,298	$21,321

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	16.76%	7.69%	7.58%
Class A	23.55%	8.92%	8.19%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2500™ Value IndexFootnote Reference(b)	32.42%	9.39%	7.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$693,600,561
Number of Portfolio Holdings	220
Portfolio Turnover Rate	46%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,336,493

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.4%
Industrials	14.3
Health Care	13.4
Consumer Staples	9.3
Utilities	8.5
Communication Services	7.7
Energy	6.8
Information Technology	6.4
Consumer Discretionary	6.2
Real Estate	4.5
Materials	4.3
Repurchase Agreements	3.4
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value

Class A

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
NiSource, Inc.	1.5
Evergy, Inc.	1.4
OGE Energy Corp.	1.3
Commercial Metals Co.	1.3
Jazz Pharmaceuticals PLC	1.3
Bio-Rad Laboratories, Inc., Class A	1.2
Perrigo Co. PLC	1.2
Baxter International, Inc.	1.2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small/Mid Cap Value

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Small/Mid Cap Value

Class C

IIVLX

October 31, 2024

Fund Overview

Transamerica Small/Mid Cap Value (the "Fund") seeks to maximize total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$217	1.95%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund underperformed the Russell 2500™ Value Index, a benchmark of the Fund.

The Fund’s mid cap sleeve, sub-advised by Thompson, Siegel & Walmsley LLC, underperformed the Russell Mid Cap® Value Index a Fund benchmark, during the fiscal year ended October 31, 2024.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the sleeve benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc., a discount retailer, and SiriusXM Holdings, Inc., a tracking stock for satellite radio provider, SiriusXM, were the primary detractors.

The Fund’s small cap sleeve, sub-advised by Systematic Financial Management, L.P., posted strong absolute returns during the fiscal year ended October 31, 2024, while moderately trailing the Russell 2000® Value Index (the “Index”), a Fund benchmark.

From a sector attribution perspective, the sleeve’s underweight to financials and overweight to industrials hurt performance against the Index. The sleeve’s exposure to banks increased during the period, but not enough to fully capture the robust performance of financials as interest rates fell. Information technology shares, meanwhile, did not keep up with the market’s surge, in part due to profit taking and cyclical worries in the semiconductor industry. On the other hand, the small cap sleeve’s underweight to energy added nicely to relative returns amid weakness in oil and natural gas prices. Looking at individual stock selection, the sleeve’s health care stocks underperformed considerably, in part due to its under-exposure to an interest rate-driven biotech rally (and overweight to less-rate-sensitive pharmaceuticals). Selection in materials was also unfavorable. Finally, strong selection in industrials positively impacted relative performance.

Transamerica Small/Mid Cap Value

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 2500™ Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,075	$10,242	$10,012
12/31/2014	$10,144	$10,242	$10,157
1/31/2015	$9,892	$9,957	$9,900
2/28/2015	$10,337	$10,534	$10,357
3/31/2015	$10,501	$10,427	$10,463
4/30/2015	$10,291	$10,474	$10,314
5/31/2015	$10,518	$10,619	$10,440
6/30/2015	$10,438	$10,441	$10,331
7/31/2015	$10,299	$10,616	$10,177
8/31/2015	$9,687	$9,975	$9,682
9/30/2015	$9,271	$9,684	$9,340
10/31/2015	$9,947	$10,449	$9,894
11/30/2015	$10,215	$10,507	$10,061
12/31/2015	$9,757	$10,291	$9,600
1/31/2016	$9,035	$9,711	$9,011
2/29/2016	$8,980	$9,707	$9,108
3/31/2016	$9,840	$10,391	$9,920
4/30/2016	$9,933	$10,455	$10,112
5/31/2016	$10,154	$10,642	$10,291
6/30/2016	$10,011	$10,664	$10,353
7/31/2016	$10,455	$11,087	$10,824
8/31/2016	$10,626	$11,116	$10,921
9/30/2016	$10,635	$11,133	$10,992
10/31/2016	$10,344	$10,892	$10,663
11/30/2016	$11,403	$11,380	$11,686
12/31/2016	$11,700	$11,602	$12,019
1/31/2017	$11,856	$11,820	$12,085
2/28/2017	$12,194	$12,260	$12,310
3/31/2017	$12,243	$12,268	$12,214
4/30/2017	$12,312	$12,398	$12,202
5/31/2017	$12,297	$12,525	$11,937
6/30/2017	$12,478	$12,638	$12,254
7/31/2017	$12,679	$12,876	$12,349
8/31/2017	$12,341	$12,901	$12,135
9/30/2017	$12,694	$13,216	$12,723
10/31/2017	$12,767	$13,504	$12,793
11/30/2017	$13,326	$13,914	$13,211
12/31/2017	$13,376	$14,053	$13,264
1/31/2018	$13,652	$14,794	$13,431
2/28/2018	$13,112	$14,249	$12,772
3/31/2018	$13,179	$13,963	$12,912
4/30/2018	$13,128	$14,016	$13,053
5/31/2018	$13,370	$14,412	$13,589
6/30/2018	$13,596	$14,506	$13,661
7/31/2018	$13,922	$14,987	$13,933
8/31/2018	$14,209	$15,514	$14,250
9/30/2018	$13,995	$15,539	$14,027
10/31/2018	$12,971	$14,395	$12,827
11/30/2018	$13,190	$14,683	$13,070
12/31/2018	$11,731	$13,317	$11,625
1/31/2019	$12,942	$14,460	$12,924
2/28/2019	$13,346	$14,968	$13,328
3/31/2019	$13,225	$15,187	$13,150
4/30/2019	$13,737	$15,793	$13,611
5/31/2019	$12,795	$14,771	$12,584
6/30/2019	$13,603	$15,809	$13,399
7/31/2019	$13,725	$16,044	$13,486
8/31/2019	$13,058	$15,717	$12,829
9/30/2019	$13,712	$15,993	$13,416
10/31/2019	$13,859	$16,337	$13,609
11/30/2019	$14,160	$16,958	$13,943
12/31/2019	$14,516	$17,447	$14,364
1/31/2020	$14,112	$17,428	$13,841
2/29/2020	$12,690	$16,002	$12,506
3/31/2020	$9,662	$13,801	$9,388
4/30/2020	$10,898	$15,629	$10,630
5/31/2020	$11,427	$16,465	$11,115
6/30/2020	$11,540	$16,841	$11,322
7/31/2020	$11,870	$17,797	$11,663
8/31/2020	$12,313	$19,087	$12,192
9/30/2020	$11,884	$18,392	$11,723
10/31/2020	$12,148	$17,995	$11,988
11/30/2020	$14,039	$20,184	$14,085
12/31/2020	$14,886	$21,092	$15,065
1/31/2021	$14,992	$20,998	$15,398
2/28/2021	$16,136	$21,654	$16,768
3/31/2021	$17,148	$22,431	$17,600
4/30/2021	$17,849	$23,587	$18,356
5/31/2021	$18,239	$23,695	$18,728
6/30/2021	$17,928	$24,279	$18,481
7/31/2021	$17,756	$24,689	$18,210
8/31/2021	$18,126	$25,393	$18,594
9/30/2021	$17,610	$24,254	$18,099
10/31/2021	$18,219	$25,894	$18,958
11/30/2021	$17,716	$25,500	$18,298
12/31/2021	$18,799	$26,504	$19,250
1/31/2022	$18,273	$24,945	$18,272
2/28/2022	$18,348	$24,317	$18,570
3/31/2022	$18,588	$25,105	$18,961
4/30/2022	$17,619	$22,852	$17,676
5/31/2022	$18,348	$22,822	$18,014
6/30/2022	$16,627	$20,912	$16,043
7/31/2022	$17,852	$22,874	$17,596
8/31/2022	$17,198	$22,021	$17,044
9/30/2022	$15,508	$19,979	$15,320
10/31/2022	$17,048	$21,617	$16,938
11/30/2022	$17,920	$22,745	$17,789
12/31/2022	$17,067	$21,414	$16,731
1/31/2023	$18,380	$22,888	$18,403
2/28/2023	$17,837	$22,353	$17,882
3/31/2023	$17,193	$22,951	$16,965
4/30/2023	$17,109	$23,196	$16,739
5/31/2023	$16,490	$23,286	$16,261
6/30/2023	$17,728	$24,876	$17,706
7/31/2023	$18,564	$25,768	$18,744
8/31/2023	$18,221	$25,270	$18,023
9/30/2023	$17,477	$24,067	$17,058
10/31/2023	$16,699	$23,429	$16,101
11/30/2023	$17,753	$25,613	$17,562
12/31/2023	$18,971	$26,972	$19,405
1/31/2024	$18,733	$27,271	$18,861
2/29/2024	$19,350	$28,747	$19,617
3/31/2024	$20,310	$29,674	$20,583
4/30/2024	$19,253	$28,369	$19,289
5/31/2024	$19,799	$29,709	$20,102
6/30/2024	$19,279	$30,629	$19,697
7/31/2024	$20,908	$31,198	$21,292
8/31/2024	$20,785	$31,877	$21,291
9/30/2024	$20,767	$32,537	$21,593
10/31/2024	$20,486	$32,298	$21,321

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	21.67%	8.13%	7.43%
Class C	22.67%	8.13%	7.43%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2500™ Value IndexFootnote Reference(b)	32.42%	9.39%	7.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$693,600,561
Number of Portfolio Holdings	220
Portfolio Turnover Rate	46%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,336,493

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.4%
Industrials	14.3
Health Care	13.4
Consumer Staples	9.3
Utilities	8.5
Communication Services	7.7
Energy	6.8
Information Technology	6.4
Consumer Discretionary	6.2
Real Estate	4.5
Materials	4.3
Repurchase Agreements	3.4
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value

Class C

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
NiSource, Inc.	1.5
Evergy, Inc.	1.4
OGE Energy Corp.	1.3
Commercial Metals Co.	1.3
Jazz Pharmaceuticals PLC	1.3
Bio-Rad Laboratories, Inc., Class A	1.2
Perrigo Co. PLC	1.2
Baxter International, Inc.	1.2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small/Mid Cap Value

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Small/Mid Cap Value

Class I

TSVIX

October 31, 2024

Fund Overview

Transamerica Small/Mid Cap Value (the "Fund") seeks to maximize total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$102	0.91%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund underperformed the Russell 2500™ Value Index, a benchmark of the Fund.

The Fund’s mid cap sleeve, sub-advised by Thompson, Siegel & Walmsley LLC, underperformed the Russell Mid Cap® Value Index a Fund benchmark, during the fiscal year ended October 31, 2024.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the sleeve benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc., a discount retailer, and SiriusXM Holdings, Inc., a tracking stock for satellite radio provider, SiriusXM, were the primary detractors.

The Fund’s small cap sleeve, sub-advised by Systematic Financial Management, L.P., posted strong absolute returns during the fiscal year ended October 31, 2024, while moderately trailing the Russell 2000® Value Index (the “Index”), a Fund benchmark.

From a sector attribution perspective, the sleeve’s underweight to financials and overweight to industrials hurt performance against the Index. The sleeve’s exposure to banks increased during the period, but not enough to fully capture the robust performance of financials as interest rates fell. Information technology shares, meanwhile, did not keep up with the market’s surge, in part due to profit taking and cyclical worries in the semiconductor industry. On the other hand, the small cap sleeve’s underweight to energy added nicely to relative returns amid weakness in oil and natural gas prices. Looking at individual stock selection, the sleeve’s health care stocks underperformed considerably, in part due to its under-exposure to an interest rate-driven biotech rally (and overweight to less-rate-sensitive pharmaceuticals). Selection in materials was also unfavorable. Finally, strong selection in industrials positively impacted relative performance.

Transamerica Small/Mid Cap Value

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 2500™ Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,081	$10,242	$10,012
12/31/2014	$10,160	$10,242	$10,157
1/31/2015	$9,917	$9,957	$9,900
2/28/2015	$10,369	$10,534	$10,357
3/31/2015	$10,544	$10,427	$10,463
4/30/2015	$10,343	$10,474	$10,314
5/31/2015	$10,578	$10,619	$10,440
6/30/2015	$10,511	$10,441	$10,331
7/31/2015	$10,376	$10,616	$10,177
8/31/2015	$9,771	$9,975	$9,682
9/30/2015	$9,356	$9,684	$9,340
10/31/2015	$10,051	$10,449	$9,894
11/30/2015	$10,328	$10,507	$10,061
12/31/2015	$9,869	$10,291	$9,600
1/31/2016	$9,150	$9,711	$9,011
2/29/2016	$9,105	$9,707	$9,108
3/31/2016	$9,983	$10,391	$9,920
4/30/2016	$10,086	$10,455	$10,112
5/31/2016	$10,319	$10,642	$10,291
6/30/2016	$10,184	$10,664	$10,353
7/31/2016	$10,641	$11,087	$10,824
8/31/2016	$10,829	$11,116	$10,921
9/30/2016	$10,846	$11,133	$10,992
10/31/2016	$10,560	$10,892	$10,663
11/30/2016	$11,651	$11,380	$11,686
12/31/2016	$11,962	$11,602	$12,019
1/31/2017	$12,135	$11,820	$12,085
2/28/2017	$12,491	$12,260	$12,310
3/31/2017	$12,551	$12,268	$12,214
4/30/2017	$12,629	$12,398	$12,202
5/31/2017	$12,625	$12,525	$11,937
6/30/2017	$12,824	$12,638	$12,254
7/31/2017	$13,041	$12,876	$12,349
8/31/2017	$12,703	$12,901	$12,135
9/30/2017	$13,080	$13,216	$12,723
10/31/2017	$13,166	$13,504	$12,793
11/30/2017	$13,751	$13,914	$13,211
12/31/2017	$13,817	$14,053	$13,264
1/31/2018	$14,111	$14,794	$13,431
2/28/2018	$13,567	$14,249	$12,772
3/31/2018	$13,646	$13,963	$12,912
4/30/2018	$13,611	$14,016	$13,053
5/31/2018	$13,866	$14,412	$13,589
6/30/2018	$14,111	$14,506	$13,661
7/31/2018	$14,464	$14,987	$13,933
8/31/2018	$14,773	$15,514	$14,250
9/30/2018	$14,562	$15,539	$14,027
10/31/2018	$13,509	$14,395	$12,827
11/30/2018	$13,749	$14,683	$13,070
12/31/2018	$12,243	$13,317	$11,625
1/31/2019	$13,517	$14,460	$12,924
2/28/2019	$13,953	$14,968	$13,328
3/31/2019	$13,837	$15,187	$13,150
4/30/2019	$14,389	$15,793	$13,611
5/31/2019	$13,412	$14,771	$12,584
6/30/2019	$14,273	$15,809	$13,399
7/31/2019	$14,411	$16,044	$13,486
8/31/2019	$13,721	$15,717	$12,829
9/30/2019	$14,422	$15,993	$13,416
10/31/2019	$14,593	$16,337	$13,609
11/30/2019	$14,918	$16,958	$13,943
12/31/2019	$15,310	$17,447	$14,364
1/31/2020	$14,894	$17,428	$13,841
2/29/2020	$13,412	$16,002	$12,506
3/31/2020	$10,213	$13,801	$9,388
4/30/2020	$11,536	$15,629	$10,630
5/31/2020	$12,106	$16,465	$11,115
6/30/2020	$12,237	$16,841	$11,322
7/31/2020	$12,602	$17,797	$11,663
8/31/2020	$13,081	$19,087	$12,192
9/30/2020	$12,636	$18,392	$11,723
10/31/2020	$12,927	$17,995	$11,988
11/30/2020	$14,957	$20,184	$14,085
12/31/2020	$15,867	$21,092	$15,065
1/31/2021	$15,994	$20,998	$15,398
2/28/2021	$17,229	$21,654	$16,768
3/31/2021	$18,327	$22,431	$17,600
4/30/2021	$19,091	$23,587	$18,356
5/31/2021	$19,522	$23,695	$18,728
6/30/2021	$19,212	$24,279	$18,481
7/31/2021	$19,045	$24,689	$18,210
8/31/2021	$19,459	$25,393	$18,594
9/30/2021	$18,919	$24,254	$18,099
10/31/2021	$19,586	$25,894	$18,958
11/30/2021	$19,068	$25,500	$18,298
12/31/2021	$20,244	$26,504	$19,250
1/31/2022	$19,701	$24,945	$18,272
2/28/2022	$19,791	$24,317	$18,570
3/31/2022	$20,072	$25,105	$18,961
4/30/2022	$19,056	$22,852	$17,676
5/31/2022	$19,861	$22,822	$18,014
6/30/2022	$18,009	$20,912	$16,043
7/31/2022	$19,356	$22,874	$17,596
8/31/2022	$18,667	$22,021	$17,044
9/30/2022	$16,840	$19,979	$15,320
10/31/2022	$18,536	$21,617	$16,938
11/30/2022	$19,495	$22,745	$17,789
12/31/2022	$18,587	$21,414	$16,731
1/31/2023	$20,037	$22,888	$18,403
2/28/2023	$19,455	$22,353	$17,882
3/31/2023	$18,776	$22,951	$16,965
4/30/2023	$18,692	$23,196	$16,739
5/31/2023	$18,040	$23,286	$16,261
6/30/2023	$19,406	$24,876	$17,706
7/31/2023	$20,345	$25,768	$18,744
8/31/2023	$19,981	$25,270	$18,023
9/30/2023	$19,182	$24,067	$17,058
10/31/2023	$18,341	$23,429	$16,101
11/30/2023	$19,518	$25,613	$17,562
12/31/2023	$20,869	$26,972	$19,405
1/31/2024	$20,634	$27,271	$18,861
2/29/2024	$21,332	$28,747	$19,617
3/31/2024	$22,406	$29,674	$20,583
4/30/2024	$21,259	$28,369	$19,289
5/31/2024	$21,876	$29,709	$20,102
6/30/2024	$21,325	$30,629	$19,697
7/31/2024	$23,148	$31,198	$21,292
8/31/2024	$23,031	$31,877	$21,291
9/30/2024	$23,031	$32,537	$21,593
10/31/2024	$22,737	$32,298	$21,321

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	23.96%	9.27%	8.56%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2500™ Value IndexFootnote Reference(b)	32.42%	9.39%	7.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$693,600,561
Number of Portfolio Holdings	220
Portfolio Turnover Rate	46%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,336,493

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.4%
Industrials	14.3
Health Care	13.4
Consumer Staples	9.3
Utilities	8.5
Communication Services	7.7
Energy	6.8
Information Technology	6.4
Consumer Discretionary	6.2
Real Estate	4.5
Materials	4.3
Repurchase Agreements	3.4
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value

Class I

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
NiSource, Inc.	1.5
Evergy, Inc.	1.4
OGE Energy Corp.	1.3
Commercial Metals Co.	1.3
Jazz Pharmaceuticals PLC	1.3
Bio-Rad Laboratories, Inc., Class A	1.2
Perrigo Co. PLC	1.2
Baxter International, Inc.	1.2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small/Mid Cap Value

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Small/Mid Cap Value

Class I2

TSMVX

October 31, 2024

Fund Overview

Transamerica Small/Mid Cap Value (the "Fund") seeks to maximize total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$92	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund underperformed the Russell 2500™ Value Index, a benchmark of the Fund.

The Fund’s mid cap sleeve, sub-advised by Thompson, Siegel & Walmsley LLC, underperformed the Russell Mid Cap® Value Index a Fund benchmark, during the fiscal year ended October 31, 2024.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the sleeve benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc., a discount retailer, and SiriusXM Holdings, Inc., a tracking stock for satellite radio provider, SiriusXM, were the primary detractors.

The Fund’s small cap sleeve, sub-advised by Systematic Financial Management, L.P., posted strong absolute returns during the fiscal year ended October 31, 2024, while moderately trailing the Russell 2000® Value Index (the “Index”), a Fund benchmark.

From a sector attribution perspective, the sleeve’s underweight to financials and overweight to industrials hurt performance against the Index. The sleeve’s exposure to banks increased during the period, but not enough to fully capture the robust performance of financials as interest rates fell. Information technology shares, meanwhile, did not keep up with the market’s surge, in part due to profit taking and cyclical worries in the semiconductor industry. On the other hand, the small cap sleeve’s underweight to energy added nicely to relative returns amid weakness in oil and natural gas prices. Looking at individual stock selection, the sleeve’s health care stocks underperformed considerably, in part due to its under-exposure to an interest rate-driven biotech rally (and overweight to less-rate-sensitive pharmaceuticals). Selection in materials was also unfavorable. Finally, strong selection in industrials positively impacted relative performance.

Transamerica Small/Mid Cap Value

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 2500™ Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,081	$10,242	$10,012
12/31/2014	$10,162	$10,242	$10,157
1/31/2015	$9,919	$9,957	$9,900
2/28/2015	$10,371	$10,534	$10,357
3/31/2015	$10,546	$10,427	$10,463
4/30/2015	$10,348	$10,474	$10,314
5/31/2015	$10,583	$10,619	$10,440
6/30/2015	$10,516	$10,441	$10,331
7/31/2015	$10,385	$10,616	$10,177
8/31/2015	$9,777	$9,975	$9,682
9/30/2015	$9,367	$9,684	$9,340
10/31/2015	$10,057	$10,449	$9,894
11/30/2015	$10,337	$10,507	$10,061
12/31/2015	$9,883	$10,291	$9,600
1/31/2016	$9,159	$9,711	$9,011
2/29/2016	$9,114	$9,707	$9,108
3/31/2016	$9,993	$10,391	$9,920
4/30/2016	$10,099	$10,455	$10,112
5/31/2016	$10,332	$10,642	$10,291
6/30/2016	$10,198	$10,664	$10,353
7/31/2016	$10,659	$11,087	$10,824
8/31/2016	$10,847	$11,116	$10,921
9/30/2016	$10,864	$11,133	$10,992
10/31/2016	$10,578	$10,892	$10,663
11/30/2016	$11,673	$11,380	$11,686
12/31/2016	$11,987	$11,602	$12,019
1/31/2017	$12,160	$11,820	$12,085
2/28/2017	$12,520	$12,260	$12,310
3/31/2017	$12,581	$12,268	$12,214
4/30/2017	$12,659	$12,398	$12,202
5/31/2017	$12,655	$12,525	$11,937
6/30/2017	$12,854	$12,638	$12,254
7/31/2017	$13,075	$12,876	$12,349
8/31/2017	$12,737	$12,901	$12,135
9/30/2017	$13,114	$13,216	$12,723
10/31/2017	$13,201	$13,504	$12,793
11/30/2017	$13,790	$13,914	$13,211
12/31/2017	$13,859	$14,053	$13,264
1/31/2018	$14,154	$14,794	$13,431
2/28/2018	$13,609	$14,249	$12,772
3/31/2018	$13,692	$13,963	$12,912
4/30/2018	$13,653	$14,016	$13,053
5/31/2018	$13,913	$14,412	$13,589
6/30/2018	$14,164	$14,506	$13,661
7/31/2018	$14,517	$14,987	$13,933
8/31/2018	$14,826	$15,514	$14,250
9/30/2018	$14,620	$15,539	$14,027
10/31/2018	$13,560	$14,395	$12,827
11/30/2018	$13,805	$14,683	$13,070
12/31/2018	$12,291	$13,317	$11,625
1/31/2019	$13,568	$14,460	$12,924
2/28/2019	$14,011	$14,968	$13,328
3/31/2019	$13,894	$15,187	$13,150
4/30/2019	$14,453	$15,793	$13,611
5/31/2019	$13,474	$14,771	$12,584
6/30/2019	$14,337	$15,809	$13,399
7/31/2019	$14,475	$16,044	$13,486
8/31/2019	$13,784	$15,717	$12,829
9/30/2019	$14,486	$15,993	$13,416
10/31/2019	$14,663	$16,337	$13,609
11/30/2019	$14,989	$16,958	$13,943
12/31/2019	$15,386	$17,447	$14,364
1/31/2020	$14,968	$17,428	$13,841
2/29/2020	$13,481	$16,002	$12,506
3/31/2020	$10,271	$13,801	$9,388
4/30/2020	$11,598	$15,629	$10,630
5/31/2020	$12,176	$16,465	$11,115
6/30/2020	$12,302	$16,841	$11,322
7/31/2020	$12,668	$17,797	$11,663
8/31/2020	$13,154	$19,087	$12,192
9/30/2020	$12,708	$18,392	$11,723
10/31/2020	$13,006	$17,995	$11,988
11/30/2020	$15,043	$20,184	$14,085
12/31/2020	$15,966	$21,092	$15,065
1/31/2021	$16,105	$20,998	$15,398
2/28/2021	$17,346	$21,654	$16,768
3/31/2021	$18,448	$22,431	$17,600
4/30/2021	$19,216	$23,587	$18,356
5/31/2021	$19,655	$23,695	$18,728
6/30/2021	$19,343	$24,279	$18,481
7/31/2021	$19,176	$24,689	$18,210
8/31/2021	$19,597	$25,393	$18,594
9/30/2021	$19,054	$24,254	$18,099
10/31/2021	$19,730	$25,894	$18,958
11/30/2021	$19,204	$25,500	$18,298
12/31/2021	$20,393	$26,504	$19,250
1/31/2022	$19,847	$24,945	$18,272
2/28/2022	$19,937	$24,317	$18,570
3/31/2022	$20,226	$25,105	$18,961
4/30/2022	$19,186	$22,852	$17,676
5/31/2022	$20,002	$22,822	$18,014
6/30/2022	$18,140	$20,912	$16,043
7/31/2022	$19,501	$22,874	$17,596
8/31/2022	$18,801	$22,021	$17,044
9/30/2022	$16,965	$19,979	$15,320
10/31/2022	$18,673	$21,617	$16,938
11/30/2022	$19,642	$22,745	$17,789
12/31/2022	$18,724	$21,414	$16,731
1/31/2023	$20,188	$22,888	$18,403
2/28/2023	$19,611	$22,353	$17,882
3/31/2023	$18,921	$22,951	$16,965
4/30/2023	$18,843	$23,196	$16,739
5/31/2023	$18,181	$23,286	$16,261
6/30/2023	$19,569	$24,876	$17,706
7/31/2023	$20,512	$25,768	$18,744
8/31/2023	$20,146	$25,270	$18,023
9/30/2023	$19,343	$24,067	$17,058
10/31/2023	$18,498	$23,429	$16,101
11/30/2023	$19,681	$25,613	$17,562
12/31/2023	$21,053	$26,972	$19,405
1/31/2024	$20,809	$27,271	$18,861
2/29/2024	$21,519	$28,747	$19,617
3/31/2024	$22,599	$29,674	$20,583
4/30/2024	$21,452	$28,369	$19,289
5/31/2024	$22,074	$29,709	$20,102
6/30/2024	$21,519	$30,629	$19,697
7/31/2024	$23,360	$31,198	$21,292
8/31/2024	$23,242	$31,877	$21,291
9/30/2024	$23,242	$32,537	$21,593
10/31/2024	$22,946	$32,298	$21,321

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	24.04%	9.37%	8.66%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 2500™ Value IndexFootnote Reference(b)	32.42%	9.39%	7.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$693,600,561
Number of Portfolio Holdings	220
Portfolio Turnover Rate	46%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,336,493

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.4%
Industrials	14.3
Health Care	13.4
Consumer Staples	9.3
Utilities	8.5
Communication Services	7.7
Energy	6.8
Information Technology	6.4
Consumer Discretionary	6.2
Real Estate	4.5
Materials	4.3
Repurchase Agreements	3.4
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value

Class I2

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
NiSource, Inc.	1.5
Evergy, Inc.	1.4
OGE Energy Corp.	1.3
Commercial Metals Co.	1.3
Jazz Pharmaceuticals PLC	1.3
Bio-Rad Laboratories, Inc., Class A	1.2
Perrigo Co. PLC	1.2
Baxter International, Inc.	1.2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small/Mid Cap Value

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Small/Mid Cap Value

Class R6

TASMX

October 31, 2024

Fund Overview

Transamerica Small/Mid Cap Value (the "Fund") seeks to maximize total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$92	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund underperformed the Russell 2500™ Value Index, a benchmark of the Fund.

The Fund’s mid cap sleeve, sub-advised by Thompson, Siegel & Walmsley LLC, underperformed the Russell Mid Cap® Value Index a Fund benchmark, during the fiscal year ended October 31, 2024.

At the sector level, the top performing sectors relative to the benchmark were energy and utilities. Within energy, the sleeve benefitted primarily from positions in two pipeline companies, Kinder Morgan, Inc. and Williams Cos., Inc. Both have benefitted from ongoing positive sentiment on LNG capacity growth and the energy needs to support the build out of artificial intelligence infrastructure. Within utilities, positions in Dominion Energy, Inc. and Vistra Corp., were the primary source of excess return. Both have benefitted from strong visibility in earnings, a likely more accommodative interest rate path, and secular demand for electricity that has been further propelled by data center growth.

At the sector level, the primary detractors from relative performance were consumer discretionary and financials. Within consumer discretionary, positions in Dollar Tree, Inc., a discount retailer, and SiriusXM Holdings, Inc., a tracking stock for satellite radio provider, SiriusXM, were the primary detractors.

The Fund’s small cap sleeve, sub-advised by Systematic Financial Management, L.P., posted strong absolute returns during the fiscal year ended October 31, 2024, while moderately trailing the Russell 2000® Value Index (the “Index”), a Fund benchmark.

From a sector attribution perspective, the sleeve’s underweight to financials and overweight to industrials hurt performance against the Index. The sleeve’s exposure to banks increased during the period, but not enough to fully capture the robust performance of financials as interest rates fell. Information technology shares, meanwhile, did not keep up with the market’s surge, in part due to profit taking and cyclical worries in the semiconductor industry. On the other hand, the small cap sleeve’s underweight to energy added nicely to relative returns amid weakness in oil and natural gas prices. Looking at individual stock selection, the sleeve’s health care stocks underperformed considerably, in part due to its under-exposure to an interest rate-driven biotech rally (and overweight to less-rate-sensitive pharmaceuticals). Selection in materials was also unfavorable. Finally, strong selection in industrials positively impacted relative performance.

Transamerica Small/Mid Cap Value

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 2500™ Value Index
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$9,940	$9,943
6/30/2015	$9,933	$9,774	$9,839
7/31/2015	$9,810	$9,937	$9,693
8/31/2015	$9,238	$9,337	$9,221
9/30/2015	$8,847	$9,065	$8,896
10/31/2015	$9,503	$9,781	$9,423
11/30/2015	$9,767	$9,835	$9,582
12/31/2015	$9,333	$9,633	$9,143
1/31/2016	$8,656	$9,090	$8,582
2/29/2016	$8,614	$9,087	$8,675
3/31/2016	$9,445	$9,727	$9,447
4/30/2016	$9,541	$9,787	$9,631
5/31/2016	$9,764	$9,962	$9,801
6/30/2016	$9,637	$9,983	$9,860
7/31/2016	$10,072	$10,379	$10,309
8/31/2016	$10,249	$10,405	$10,401
9/30/2016	$10,269	$10,422	$10,469
10/31/2016	$9,995	$10,196	$10,156
11/30/2016	$11,031	$10,652	$11,129
12/31/2016	$11,327	$10,860	$11,447
1/31/2017	$11,490	$11,065	$11,510
2/28/2017	$11,829	$11,476	$11,724
3/31/2017	$11,886	$11,484	$11,633
4/30/2017	$11,963	$11,606	$11,621
5/31/2017	$11,959	$11,724	$11,368
6/30/2017	$12,147	$11,830	$11,670
7/31/2017	$12,355	$12,053	$11,761
8/31/2017	$12,037	$12,077	$11,557
9/30/2017	$12,396	$12,371	$12,117
10/31/2017	$12,474	$12,641	$12,184
11/30/2017	$13,033	$13,025	$12,583
12/31/2017	$13,093	$13,155	$12,633
1/31/2018	$13,375	$13,848	$12,792
2/28/2018	$12,862	$13,338	$12,164
3/31/2018	$12,936	$13,070	$12,298
4/30/2018	$12,904	$13,120	$12,431
5/31/2018	$13,149	$13,490	$12,942
6/30/2018	$13,384	$13,579	$13,011
7/31/2018	$13,717	$14,029	$13,269
8/31/2018	$14,013	$14,522	$13,571
9/30/2018	$13,814	$14,546	$13,359
10/31/2018	$12,816	$13,475	$12,217
11/30/2018	$13,043	$13,745	$12,447
12/31/2018	$11,614	$12,465	$11,072
1/31/2019	$12,826	$13,535	$12,309
2/28/2019	$13,236	$14,011	$12,693
3/31/2019	$13,127	$14,216	$12,524
4/30/2019	$13,658	$14,784	$12,963
5/31/2019	$12,732	$13,827	$11,985
6/30/2019	$13,548	$14,798	$12,761
7/31/2019	$13,678	$15,018	$12,844
8/31/2019	$13,028	$14,712	$12,218
9/30/2019	$13,689	$14,970	$12,777
10/31/2019	$13,855	$15,293	$12,961
11/30/2019	$14,167	$15,874	$13,279
12/31/2019	$14,536	$16,332	$13,681
1/31/2020	$14,143	$16,314	$13,182
2/29/2020	$12,733	$14,979	$11,911
3/31/2020	$9,703	$12,919	$8,941
4/30/2020	$10,962	$14,630	$10,124
5/31/2020	$11,506	$15,412	$10,586
6/30/2020	$11,624	$15,764	$10,783
7/31/2020	$11,974	$16,660	$11,107
8/31/2020	$12,432	$17,867	$11,612
9/30/2020	$12,006	$17,216	$11,165
10/31/2020	$12,286	$16,844	$11,417
11/30/2020	$14,213	$18,894	$13,415
12/31/2020	$15,087	$19,744	$14,348
1/31/2021	$15,206	$19,656	$14,665
2/28/2021	$16,384	$20,270	$15,970
3/31/2021	$17,427	$20,997	$16,762
4/30/2021	$18,154	$22,079	$17,482
5/31/2021	$18,567	$22,180	$17,837
6/30/2021	$18,268	$22,727	$17,601
7/31/2021	$18,111	$23,111	$17,343
8/31/2021	$18,513	$23,770	$17,709
9/30/2021	$17,997	$22,704	$17,237
10/31/2021	$18,637	$24,239	$18,056
11/30/2021	$18,143	$23,870	$17,427
12/31/2021	$19,261	$24,810	$18,334
1/31/2022	$18,749	$23,350	$17,402
2/28/2022	$18,833	$22,762	$17,686
3/31/2022	$19,105	$23,500	$18,058
4/30/2022	$18,127	$21,391	$16,835
5/31/2022	$18,893	$21,363	$17,157
6/30/2022	$17,137	$19,576	$15,279
7/31/2022	$18,417	$21,412	$16,758
8/31/2022	$17,759	$20,613	$16,232
9/30/2022	$16,027	$18,702	$14,591
10/31/2022	$17,638	$20,235	$16,131
11/30/2022	$18,549	$21,291	$16,942
12/31/2022	$17,686	$20,045	$15,935
1/31/2023	$19,069	$21,425	$17,527
2/28/2023	$18,520	$20,925	$17,031
3/31/2023	$17,871	$21,484	$16,157
4/30/2023	$17,798	$21,713	$15,942
5/31/2023	$17,177	$21,797	$15,487
6/30/2023	$18,480	$23,286	$16,863
7/31/2023	$19,373	$24,121	$17,852
8/31/2023	$19,036	$23,655	$17,165
9/30/2023	$18,268	$22,528	$16,246
10/31/2023	$17,474	$21,931	$15,335
11/30/2023	$18,592	$23,976	$16,726
12/31/2023	$19,881	$25,248	$18,481
1/31/2024	$19,659	$25,528	$17,963
2/29/2024	$20,326	$26,909	$18,683
3/31/2024	$21,347	$27,777	$19,603
4/30/2024	$20,263	$26,555	$18,371
5/31/2024	$20,853	$27,810	$19,145
6/30/2024	$20,326	$28,671	$18,759
7/31/2024	$22,062	$29,204	$20,278
8/31/2024	$21,951	$29,839	$20,278
9/30/2024	$21,958	$30,457	$20,565
10/31/2024	$21,673	$30,233	$20,306

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	24.03%	9.36%	8.55%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.45%
Russell 2500™ Value IndexFootnote Reference(b)	32.42%	9.39%	7.80%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$693,600,561
Number of Portfolio Holdings	220
Portfolio Turnover Rate	46%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,336,493

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	15.4%
Industrials	14.3
Health Care	13.4
Consumer Staples	9.3
Utilities	8.5
Communication Services	7.7
Energy	6.8
Information Technology	6.4
Consumer Discretionary	6.2
Real Estate	4.5
Materials	4.3
Repurchase Agreements	3.4
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Small/Mid Cap Value

Class R6

Top Holdings (Percentage of Net Assets)

First Citizens BancShares, Inc., Class A	1.7%
Dominion Energy, Inc.	1.6
NiSource, Inc.	1.5
Evergy, Inc.	1.4
OGE Energy Corp.	1.3
Commercial Metals Co.	1.3
Jazz Pharmaceuticals PLC	1.3
Bio-Rad Laboratories, Inc., Class A	1.2
Perrigo Co. PLC	1.2
Baxter International, Inc.	1.2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Small/Mid Cap Value

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Equity Income

Class A

TDFAX

October 31, 2024

Fund Overview

Transamerica Sustainable Equity Income (the "Fund") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$122	1.05%

How did the Fund perform last year and what affected its performance?

The Fund’s style was beneficial, as the higher quality areas of the market generally fared better than the deeper value areas, where companies tend to have higher debt levels and lower returns on equity.

Relative to the Russell 1000® Value Index, sector allocation led performance. The main driver of this was a low weighting to the energy sector, driven by the Fund’s sustainability criteria, as lower oil prices dragged on returns for the sector. An overweight to technology and underweight to the consumer staples sector also added value. In contrast, an overweight position in the health care sector was a headwind.

At the stock level, the two top contributors, Broadcom, Inc. and TSMC Global Ltd., benefited from the ongoing growth in artificial intelligence (”AI”) capabilities alongside a surging demand for larger, more capable data centers. Broadcom, Inc. which develops semiconductors for networking and infrastructure applications, saw a surge in demand due to its solutions addressing the needs of an increasing AI workload and the growing need for fast networking in data centers. As one of the world’s leading foundry businesses, TSMC Global Ltd., also benefited from the theme and saw a sharp rise in sales and increased gross margins thanks to higher utilization rates.

Financial stocks continued to receive a boost from the elevated rate environment and the Fund’s holdings in Citizens Financial Group, Inc. and Stifel Financial Corp., the latter of which was a new purchase during the period, added value.

In contrast, the Fund’s biggest detractor, Merck & Co., Inc. struggled primarily due to lower demand in China compared to previous years. This demand issue was partially offset by higher sales in the U.S. Gilead Sciences, Inc. and Bristol-Myers Squibb Co. also detracted, mainly as a result of performance in the early part of the period, when both issued below consensus results and disappointed the market on pipeline delivery. However, there were signs of progress as the period wore on and both stocks ended the period on a more positive trajectory.

Outside of health care, AGCO Corp. detracted. Data suggests the agricultural equipment market is in a downcycle, and this led to soft end demand and disappointing results for AGCO Corp. The position was sold from the Fund due to the deteriorating fundamentals.

Transamerica Sustainable Equity Income

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$9,448	$10,000	$10,000
11/30/2014	$9,660	$10,242	$10,205
12/31/2014	$9,658	$10,242	$10,267
1/31/2015	$9,292	$9,957	$9,857
2/28/2015	$9,746	$10,534	$10,334
3/31/2015	$9,668	$10,427	$10,193
4/30/2015	$9,712	$10,474	$10,289
5/31/2015	$9,757	$10,619	$10,412
6/30/2015	$9,595	$10,441	$10,204
7/31/2015	$9,743	$10,616	$10,249
8/31/2015	$9,233	$9,975	$9,639
9/30/2015	$8,906	$9,684	$9,348
10/31/2015	$9,479	$10,449	$10,053
11/30/2015	$9,560	$10,507	$10,091
12/31/2015	$9,374	$10,291	$9,874
1/31/2016	$8,981	$9,711	$9,364
2/29/2016	$8,963	$9,707	$9,362
3/31/2016	$9,478	$10,391	$10,036
4/30/2016	$9,688	$10,455	$10,247
5/31/2016	$9,723	$10,642	$10,406
6/30/2016	$9,795	$10,664	$10,496
7/31/2016	$10,068	$11,087	$10,801
8/31/2016	$10,121	$11,116	$10,884
9/30/2016	$9,974	$11,133	$10,861
10/31/2016	$9,886	$10,892	$10,693
11/30/2016	$10,515	$11,380	$11,304
12/31/2016	$10,744	$11,602	$11,587
1/31/2017	$10,826	$11,820	$11,669
2/28/2017	$11,273	$12,260	$12,089
3/31/2017	$11,182	$12,268	$11,965
4/30/2017	$11,172	$12,398	$11,943
5/31/2017	$11,274	$12,525	$11,931
6/30/2017	$11,497	$12,638	$12,126
7/31/2017	$11,477	$12,876	$12,287
8/31/2017	$11,405	$12,901	$12,144
9/30/2017	$11,815	$13,216	$12,504
10/31/2017	$11,898	$13,504	$12,595
11/30/2017	$12,197	$13,914	$12,980
12/31/2017	$12,453	$14,053	$13,170
1/31/2018	$12,873	$14,794	$13,679
2/28/2018	$12,199	$14,249	$13,026
3/31/2018	$12,004	$13,963	$12,797
4/30/2018	$12,137	$14,016	$12,839
5/31/2018	$12,059	$14,412	$12,915
6/30/2018	$12,082	$14,506	$12,947
7/31/2018	$12,572	$14,987	$13,460
8/31/2018	$12,651	$15,514	$13,659
9/30/2018	$12,603	$15,539	$13,686
10/31/2018	$11,874	$14,395	$12,977
11/30/2018	$12,121	$14,683	$13,364
12/31/2018	$10,916	$13,317	$12,081
1/31/2019	$11,817	$14,460	$13,021
2/28/2019	$12,109	$14,968	$13,437
3/31/2019	$12,151	$15,187	$13,523
4/30/2019	$12,391	$15,793	$14,003
5/31/2019	$11,498	$14,771	$13,102
6/30/2019	$12,336	$15,809	$14,043
7/31/2019	$12,510	$16,044	$14,159
8/31/2019	$12,269	$15,717	$13,743
9/30/2019	$12,701	$15,993	$14,233
10/31/2019	$12,875	$16,337	$14,432
11/30/2019	$13,198	$16,958	$14,878
12/31/2019	$13,452	$17,447	$15,288
1/31/2020	$12,949	$17,428	$14,959
2/29/2020	$11,684	$16,002	$13,510
3/31/2020	$9,431	$13,801	$11,201
4/30/2020	$10,244	$15,629	$12,460
5/31/2020	$10,658	$16,465	$12,887
6/30/2020	$10,558	$16,841	$12,802
7/31/2020	$10,805	$17,797	$13,308
8/31/2020	$11,067	$19,087	$13,858
9/30/2020	$10,728	$18,392	$13,518
10/31/2020	$10,620	$17,995	$13,340
11/30/2020	$12,152	$20,184	$15,135
12/31/2020	$12,385	$21,092	$15,715
1/31/2021	$12,369	$20,998	$15,571
2/28/2021	$12,572	$21,654	$16,512
3/31/2021	$13,394	$22,431	$17,484
4/30/2021	$13,723	$23,587	$18,183
5/31/2021	$14,161	$23,695	$18,607
6/30/2021	$14,116	$24,279	$18,394
7/31/2021	$14,430	$24,689	$18,541
8/31/2021	$14,932	$25,393	$18,909
9/30/2021	$14,117	$24,254	$18,251
10/31/2021	$14,965	$25,894	$19,178
11/30/2021	$14,431	$25,500	$18,502
12/31/2021	$15,108	$26,504	$19,669
1/31/2022	$14,409	$24,945	$19,211
2/28/2022	$13,967	$24,317	$18,988
3/31/2022	$14,400	$25,105	$19,524
4/30/2022	$13,512	$22,852	$18,423
5/31/2022	$13,623	$22,822	$18,781
6/30/2022	$12,563	$20,912	$17,140
7/31/2022	$13,213	$22,874	$18,276
8/31/2022	$12,767	$22,021	$17,732
9/30/2022	$11,656	$19,979	$16,177
10/31/2022	$12,814	$21,617	$17,836
11/30/2022	$13,841	$22,745	$18,950
12/31/2022	$13,348	$21,414	$18,186
1/31/2023	$13,911	$22,888	$19,129
2/28/2023	$13,555	$22,353	$18,454
3/31/2023	$13,283	$22,951	$18,369
4/30/2023	$13,226	$23,196	$18,646
5/31/2023	$12,718	$23,286	$17,927
6/30/2023	$13,508	$24,876	$19,118
7/31/2023	$13,735	$25,768	$19,790
8/31/2023	$13,376	$25,270	$19,256
9/30/2023	$12,758	$24,067	$18,513
10/31/2023	$12,569	$23,429	$17,860
11/30/2023	$13,384	$25,613	$19,207
12/31/2023	$14,129	$26,972	$20,271
1/31/2024	$14,339	$27,271	$20,292
2/29/2024	$14,873	$28,747	$21,041
3/31/2024	$15,513	$29,674	$22,092
4/30/2024	$14,862	$28,369	$21,149
5/31/2024	$15,264	$29,709	$21,819
6/30/2024	$15,312	$30,629	$21,614
7/31/2024	$15,984	$31,198	$22,719
8/31/2024	$16,445	$31,877	$23,328
9/30/2024	$16,758	$32,537	$23,652
10/31/2024	$16,527	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	24.19%	3.93%	5.15%
Class A	31.49%	5.12%	5.75%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$172,869,989
Number of Portfolio Holdings	47
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,314

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.7%
Industrials	18.9
Information Technology	16.2
Health Care	14.4
Consumer Staples	7.0
Materials	6.6
Real Estate	4.5
Consumer Discretionary	4.4
Communication Services	3.3
Utilities	2.4
Other Investment Company	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(1.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Equity Income

Class A

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	3.9%
Texas Instruments, Inc.	3.7
Colgate-Palmolive Co.	3.6
MetLife, Inc.	3.5
CME Group, Inc.	3.5
Gilead Sciences, Inc.	3.5
Republic Services, Inc.	3.0
Packaging Corp. of America	2.9
Home Depot, Inc.	2.9
Merck & Co., Inc.	2.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective August 6, 2024, the principal investment strategies of the Fund were revised to add an additional category to the sub-adviser’s sustainability investment framework and to describe the percentage of the Fund’s net assets that may be invested in issuers within each such category.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Equity Income

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Equity Income

Class C

TDFCX

October 31, 2024

Fund Overview

Transamerica Sustainable Equity Income (the "Fund") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$219	1.90%

How did the Fund perform last year and what affected its performance?

The Fund’s style was beneficial, as the higher quality areas of the market generally fared better than the deeper value areas, where companies tend to have higher debt levels and lower returns on equity.

Relative to the Russell 1000® Value Index, sector allocation led performance. The main driver of this was a low weighting to the energy sector, driven by the Fund’s sustainability criteria, as lower oil prices dragged on returns for the sector. An overweight to technology and underweight to the consumer staples sector also added value. In contrast, an overweight position in the health care sector was a headwind.

At the stock level, the two top contributors, Broadcom, Inc. and TSMC Global Ltd., benefited from the ongoing growth in artificial intelligence (”AI”) capabilities alongside a surging demand for larger, more capable data centers. Broadcom, Inc. which develops semiconductors for networking and infrastructure applications, saw a surge in demand due to its solutions addressing the needs of an increasing AI workload and the growing need for fast networking in data centers. As one of the world’s leading foundry businesses, TSMC Global Ltd., also benefited from the theme and saw a sharp rise in sales and increased gross margins thanks to higher utilization rates.

Financial stocks continued to receive a boost from the elevated rate environment and the Fund’s holdings in Citizens Financial Group, Inc. and Stifel Financial Corp., the latter of which was a new purchase during the period, added value.

In contrast, the Fund’s biggest detractor, Merck & Co., Inc. struggled primarily due to lower demand in China compared to previous years. This demand issue was partially offset by higher sales in the U.S. Gilead Sciences, Inc. and Bristol-Myers Squibb Co. also detracted, mainly as a result of performance in the early part of the period, when both issued below consensus results and disappointed the market on pipeline delivery. However, there were signs of progress as the period wore on and both stocks ended the period on a more positive trajectory.

Outside of health care, AGCO Corp. detracted. Data suggests the agricultural equipment market is in a downcycle, and this led to soft end demand and disappointing results for AGCO Corp. The position was sold from the Fund due to the deteriorating fundamentals.

Transamerica Sustainable Equity Income

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,210	$10,242	$10,205
12/31/2014	$10,201	$10,242	$10,267
1/31/2015	$9,805	$9,957	$9,857
2/28/2015	$10,287	$10,534	$10,334
3/31/2015	$10,192	$10,427	$10,193
4/30/2015	$10,231	$10,474	$10,289
5/31/2015	$10,270	$10,619	$10,412
6/30/2015	$10,092	$10,441	$10,204
7/31/2015	$10,240	$10,616	$10,249
8/31/2015	$9,694	$9,975	$9,639
9/30/2015	$9,351	$9,684	$9,348
10/31/2015	$9,938	$10,449	$10,053
11/30/2015	$10,024	$10,507	$10,091
12/31/2015	$9,808	$10,291	$9,874
1/31/2016	$9,405	$9,711	$9,364
2/29/2016	$9,377	$9,707	$9,362
3/31/2016	$9,908	$10,391	$10,036
4/30/2016	$10,119	$10,455	$10,247
5/31/2016	$10,147	$10,642	$10,406
6/30/2016	$10,211	$10,664	$10,496
7/31/2016	$10,497	$11,087	$10,801
8/31/2016	$10,543	$11,116	$10,884
9/30/2016	$10,379	$11,133	$10,861
10/31/2016	$10,277	$10,892	$10,693
11/30/2016	$10,925	$11,380	$11,304
12/31/2016	$11,158	$11,602	$11,587
1/31/2017	$11,233	$11,820	$11,669
2/28/2017	$11,689	$12,260	$12,089
3/31/2017	$11,593	$12,268	$11,965
4/30/2017	$11,582	$12,398	$11,943
5/31/2017	$11,667	$12,525	$11,931
6/30/2017	$11,896	$12,638	$12,126
7/31/2017	$11,864	$12,876	$12,287
8/31/2017	$11,779	$12,901	$12,144
9/30/2017	$12,197	$13,216	$12,504
10/31/2017	$12,272	$13,504	$12,595
11/30/2017	$12,572	$13,914	$12,980
12/31/2017	$12,834	$14,053	$13,170
1/31/2018	$13,257	$14,794	$13,679
2/28/2018	$12,548	$14,249	$13,026
3/31/2018	$12,342	$13,963	$12,797
4/30/2018	$12,468	$14,016	$12,839
5/31/2018	$12,388	$14,412	$12,915
6/30/2018	$12,397	$14,506	$12,947
7/31/2018	$12,891	$14,987	$13,460
8/31/2018	$12,960	$15,514	$13,659
9/30/2018	$12,892	$15,539	$13,686
10/31/2018	$12,142	$14,395	$12,977
11/30/2018	$12,396	$14,683	$13,364
12/31/2018	$11,152	$13,317	$12,081
1/31/2019	$12,063	$14,460	$13,021
2/28/2019	$12,362	$14,968	$13,437
3/31/2019	$12,389	$15,187	$13,523
4/30/2019	$12,621	$15,793	$14,003
5/31/2019	$11,707	$14,771	$13,102
6/30/2019	$12,552	$15,809	$14,043
7/31/2019	$12,716	$16,044	$14,159
8/31/2019	$12,456	$15,717	$13,743
9/30/2019	$12,883	$15,993	$14,233
10/31/2019	$13,062	$16,337	$14,432
11/30/2019	$13,377	$16,958	$14,878
12/31/2019	$13,623	$17,447	$15,288
1/31/2020	$13,096	$17,428	$14,959
2/29/2020	$11,808	$16,002	$13,510
3/31/2020	$9,530	$13,801	$11,201
4/30/2020	$10,356	$15,629	$12,460
5/31/2020	$10,761	$16,465	$12,887
6/30/2020	$10,647	$16,841	$12,802
7/31/2020	$10,896	$17,797	$13,308
8/31/2020	$11,146	$19,087	$13,858
9/30/2020	$10,809	$18,392	$13,518
10/31/2020	$10,684	$17,995	$13,340
11/30/2020	$12,217	$20,184	$15,135
12/31/2020	$12,438	$21,092	$15,715
1/31/2021	$12,422	$20,998	$15,571
2/28/2021	$12,611	$21,654	$16,512
3/31/2021	$13,417	$22,431	$17,484
4/30/2021	$13,748	$23,587	$18,183
5/31/2021	$14,173	$23,695	$18,607
6/30/2021	$14,126	$24,279	$18,394
7/31/2021	$14,425	$24,689	$18,541
8/31/2021	$14,913	$25,393	$18,909
9/30/2021	$14,078	$24,254	$18,251
10/31/2021	$14,929	$25,894	$19,178
11/30/2021	$14,378	$25,500	$18,502
12/31/2021	$15,037	$26,504	$19,669
1/31/2022	$14,337	$24,945	$19,211
2/28/2022	$13,895	$24,317	$18,988
3/31/2022	$14,297	$25,105	$19,524
4/30/2022	$13,428	$22,852	$18,423
5/31/2022	$13,502	$22,822	$18,781
6/30/2022	$12,451	$20,912	$17,140
7/31/2022	$13,081	$22,874	$18,276
8/31/2022	$12,636	$22,021	$17,732
9/30/2022	$11,536	$19,979	$16,177
10/31/2022	$12,651	$21,617	$17,836
11/30/2022	$13,672	$22,745	$18,950
12/31/2022	$13,171	$21,414	$18,186
1/31/2023	$13,710	$22,888	$19,129
2/28/2023	$13,357	$22,353	$18,454
3/31/2023	$13,092	$22,951	$18,369
4/30/2023	$12,999	$23,196	$18,646
5/31/2023	$12,514	$23,286	$17,927
6/30/2023	$13,269	$24,876	$19,118
7/31/2023	$13,493	$25,768	$19,790
8/31/2023	$13,138	$25,270	$19,256
9/30/2023	$12,516	$24,067	$18,513
10/31/2023	$12,311	$23,429	$17,860
11/30/2023	$13,114	$25,613	$19,207
12/31/2023	$13,836	$26,972	$20,271
1/31/2024	$14,005	$27,271	$20,292
2/29/2024	$14,530	$28,747	$21,041
3/31/2024	$15,128	$29,674	$22,092
4/30/2024	$14,489	$28,369	$21,149
5/31/2024	$14,884	$29,709	$21,819
6/30/2024	$14,918	$30,629	$21,614
7/31/2024	$15,558	$31,198	$22,719
8/31/2024	$16,009	$31,877	$23,328
9/30/2024	$16,282	$32,537	$23,652
10/31/2024	$16,057	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	29.43%	4.22%	4.85%
Class C	30.43%	4.22%	4.85%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$172,869,989
Number of Portfolio Holdings	47
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,314

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.7%
Industrials	18.9
Information Technology	16.2
Health Care	14.4
Consumer Staples	7.0
Materials	6.6
Real Estate	4.5
Consumer Discretionary	4.4
Communication Services	3.3
Utilities	2.4
Other Investment Company	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(1.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Equity Income

Class C

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	3.9%
Texas Instruments, Inc.	3.7
Colgate-Palmolive Co.	3.6
MetLife, Inc.	3.5
CME Group, Inc.	3.5
Gilead Sciences, Inc.	3.5
Republic Services, Inc.	3.0
Packaging Corp. of America	2.9
Home Depot, Inc.	2.9
Merck & Co., Inc.	2.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective August 6, 2024, the principal investment strategies of the Fund were revised to add an additional category to the sub-adviser’s sustainability investment framework and to describe the percentage of the Fund’s net assets that may be invested in issuers within each such category.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Equity Income

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Equity Income

Class I

TDFIX

October 31, 2024

Fund Overview

Transamerica Sustainable Equity Income (the "Fund") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$89	0.77%

How did the Fund perform last year and what affected its performance?

The Fund’s style was beneficial, as the higher quality areas of the market generally fared better than the deeper value areas, where companies tend to have higher debt levels and lower returns on equity.

Relative to the Russell 1000® Value Index, sector allocation led performance. The main driver of this was a low weighting to the energy sector, driven by the Fund’s sustainability criteria, as lower oil prices dragged on returns for the sector. An overweight to technology and underweight to the consumer staples sector also added value. In contrast, an overweight position in the health care sector was a headwind.

At the stock level, the two top contributors, Broadcom, Inc. and TSMC Global Ltd., benefited from the ongoing growth in artificial intelligence (”AI”) capabilities alongside a surging demand for larger, more capable data centers. Broadcom, Inc. which develops semiconductors for networking and infrastructure applications, saw a surge in demand due to its solutions addressing the needs of an increasing AI workload and the growing need for fast networking in data centers. As one of the world’s leading foundry businesses, TSMC Global Ltd., also benefited from the theme and saw a sharp rise in sales and increased gross margins thanks to higher utilization rates.

Financial stocks continued to receive a boost from the elevated rate environment and the Fund’s holdings in Citizens Financial Group, Inc. and Stifel Financial Corp., the latter of which was a new purchase during the period, added value.

In contrast, the Fund’s biggest detractor, Merck & Co., Inc. struggled primarily due to lower demand in China compared to previous years. This demand issue was partially offset by higher sales in the U.S. Gilead Sciences, Inc. and Bristol-Myers Squibb Co. also detracted, mainly as a result of performance in the early part of the period, when both issued below consensus results and disappointed the market on pipeline delivery. However, there were signs of progress as the period wore on and both stocks ended the period on a more positive trajectory.

Outside of health care, AGCO Corp. detracted. Data suggests the agricultural equipment market is in a downcycle, and this led to soft end demand and disappointing results for AGCO Corp. The position was sold from the Fund due to the deteriorating fundamentals.

Transamerica Sustainable Equity Income

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,217	$10,242	$10,205
12/31/2014	$10,227	$10,242	$10,267
1/31/2015	$9,839	$9,957	$9,857
2/28/2015	$10,320	$10,534	$10,334
3/31/2015	$10,241	$10,427	$10,193
4/30/2015	$10,288	$10,474	$10,289
5/31/2015	$10,335	$10,619	$10,412
6/30/2015	$10,160	$10,441	$10,204
7/31/2015	$10,325	$10,616	$10,249
8/31/2015	$9,784	$9,975	$9,639
9/30/2015	$9,442	$9,684	$9,348
10/31/2015	$10,049	$10,449	$10,053
11/30/2015	$10,135	$10,507	$10,091
12/31/2015	$9,932	$10,291	$9,874
1/31/2016	$9,525	$9,711	$9,364
2/29/2016	$9,506	$9,707	$9,362
3/31/2016	$10,056	$10,391	$10,036
4/30/2016	$10,279	$10,455	$10,247
5/31/2016	$10,316	$10,642	$10,406
6/30/2016	$10,388	$10,664	$10,496
7/31/2016	$10,687	$11,087	$10,801
8/31/2016	$10,743	$11,116	$10,884
9/30/2016	$10,583	$11,133	$10,861
10/31/2016	$10,488	$10,892	$10,693
11/30/2016	$11,166	$11,380	$11,304
12/31/2016	$11,403	$11,602	$11,587
1/31/2017	$11,490	$11,820	$11,669
2/28/2017	$11,976	$12,260	$12,089
3/31/2017	$11,884	$12,268	$11,965
4/30/2017	$11,873	$12,398	$11,943
5/31/2017	$11,971	$12,525	$11,931
6/30/2017	$12,213	$12,638	$12,126
7/31/2017	$12,191	$12,876	$12,287
8/31/2017	$12,126	$12,901	$12,144
9/30/2017	$12,568	$13,216	$12,504
10/31/2017	$12,645	$13,504	$12,595
11/30/2017	$12,974	$13,914	$12,980
12/31/2017	$13,244	$14,053	$13,170
1/31/2018	$13,702	$14,794	$13,679
2/28/2018	$12,985	$14,249	$13,026
3/31/2018	$12,779	$13,963	$12,797
4/30/2018	$12,921	$14,016	$12,839
5/31/2018	$12,839	$14,412	$12,915
6/30/2018	$12,868	$14,506	$12,947
7/31/2018	$13,391	$14,987	$13,460
8/31/2018	$13,474	$15,514	$13,659
9/30/2018	$13,417	$15,539	$13,686
10/31/2018	$12,652	$14,395	$12,977
11/30/2018	$12,915	$14,683	$13,364
12/31/2018	$11,640	$13,317	$12,081
1/31/2019	$12,586	$14,460	$13,021
2/28/2019	$12,911	$14,968	$13,437
3/31/2019	$12,947	$15,187	$13,523
4/30/2019	$13,203	$15,793	$14,003
5/31/2019	$12,265	$14,771	$13,102
6/30/2019	$13,165	$15,809	$14,043
7/31/2019	$13,336	$16,044	$14,159
8/31/2019	$13,093	$15,717	$13,743
9/30/2019	$13,546	$15,993	$14,233
10/31/2019	$13,747	$16,337	$14,432
11/30/2019	$14,091	$16,958	$14,878
12/31/2019	$14,352	$17,447	$15,288
1/31/2020	$13,831	$17,428	$14,959
2/29/2020	$12,481	$16,002	$13,510
3/31/2020	$10,080	$13,801	$11,201
4/30/2020	$10,948	$15,629	$12,460
5/31/2020	$11,391	$16,465	$12,887
6/30/2020	$11,289	$16,841	$12,802
7/31/2020	$11,553	$17,797	$13,308
8/31/2020	$11,817	$19,087	$13,858
9/30/2020	$11,476	$18,392	$13,518
10/31/2020	$11,361	$17,995	$13,340
11/30/2020	$13,000	$20,184	$15,135
12/31/2020	$13,253	$21,092	$15,715
1/31/2021	$13,236	$20,998	$15,571
2/28/2021	$13,453	$21,654	$16,512
3/31/2021	$14,321	$22,431	$17,484
4/30/2021	$14,707	$23,587	$18,183
5/31/2021	$15,177	$23,695	$18,607
6/30/2021	$15,135	$24,279	$18,394
7/31/2021	$15,471	$24,689	$18,541
8/31/2021	$16,008	$25,393	$18,909
9/30/2021	$15,126	$24,254	$18,251
10/31/2021	$16,052	$25,894	$19,178
11/30/2021	$15,463	$25,500	$18,502
12/31/2021	$16,214	$26,504	$19,669
1/31/2022	$15,465	$24,945	$19,211
2/28/2022	$14,991	$24,317	$18,988
3/31/2022	$15,442	$25,105	$19,524
4/30/2022	$14,570	$22,852	$18,423
5/31/2022	$14,689	$22,822	$18,781
6/30/2022	$13,539	$20,912	$17,140
7/31/2022	$14,237	$22,874	$18,276
8/31/2022	$13,779	$22,021	$17,732
9/30/2022	$12,573	$19,979	$16,177
10/31/2022	$13,830	$21,617	$17,836
11/30/2022	$14,959	$22,745	$18,950
12/31/2022	$14,413	$21,414	$18,186
1/31/2023	$15,021	$22,888	$19,129
2/28/2023	$14,636	$22,353	$18,454
3/31/2023	$14,369	$22,951	$18,369
4/30/2023	$14,288	$23,196	$18,646
5/31/2023	$13,759	$23,286	$17,927
6/30/2023	$14,600	$24,876	$19,118
7/31/2023	$14,866	$25,768	$19,790
8/31/2023	$14,478	$25,270	$19,256
9/30/2023	$13,817	$24,067	$18,513
10/31/2023	$13,591	$23,429	$17,860
11/30/2023	$14,493	$25,613	$19,207
12/31/2023	$15,306	$26,972	$20,271
1/31/2024	$15,533	$27,271	$20,292
2/29/2024	$16,110	$28,747	$21,041
3/31/2024	$16,811	$29,674	$22,092
4/30/2024	$16,107	$28,369	$21,149
5/31/2024	$16,563	$29,709	$21,819
6/30/2024	$16,601	$30,629	$21,614
7/31/2024	$17,329	$31,198	$22,719
8/31/2024	$17,850	$31,877	$23,328
9/30/2024	$18,176	$32,537	$23,652
10/31/2024	$17,946	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	32.04%	5.48%	6.02%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$172,869,989
Number of Portfolio Holdings	47
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,314

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.7%
Industrials	18.9
Information Technology	16.2
Health Care	14.4
Consumer Staples	7.0
Materials	6.6
Real Estate	4.5
Consumer Discretionary	4.4
Communication Services	3.3
Utilities	2.4
Other Investment Company	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(1.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Equity Income

Class I

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	3.9%
Texas Instruments, Inc.	3.7
Colgate-Palmolive Co.	3.6
MetLife, Inc.	3.5
CME Group, Inc.	3.5
Gilead Sciences, Inc.	3.5
Republic Services, Inc.	3.0
Packaging Corp. of America	2.9
Home Depot, Inc.	2.9
Merck & Co., Inc.	2.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective August 6, 2024, the principal investment strategies of the Fund were revised to add an additional category to the sub-adviser’s sustainability investment framework and to describe the percentage of the Fund’s net assets that may be invested in issuers within each such category.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Equity Income

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Equity Income

Class I2

TRDIX

October 31, 2024

Fund Overview

Transamerica Sustainable Equity Income (the "Fund") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$88	0.76%

How did the Fund perform last year and what affected its performance?

The Fund’s style was beneficial, as the higher quality areas of the market generally fared better than the deeper value areas, where companies tend to have higher debt levels and lower returns on equity.

Relative to the Russell 1000® Value Index, sector allocation led performance. The main driver of this was a low weighting to the energy sector, driven by the Fund’s sustainability criteria, as lower oil prices dragged on returns for the sector. An overweight to technology and underweight to the consumer staples sector also added value. In contrast, an overweight position in the health care sector was a headwind.

At the stock level, the two top contributors, Broadcom, Inc. and TSMC Global Ltd., benefited from the ongoing growth in artificial intelligence (”AI”) capabilities alongside a surging demand for larger, more capable data centers. Broadcom, Inc. which develops semiconductors for networking and infrastructure applications, saw a surge in demand due to its solutions addressing the needs of an increasing AI workload and the growing need for fast networking in data centers. As one of the world’s leading foundry businesses, TSMC Global Ltd., also benefited from the theme and saw a sharp rise in sales and increased gross margins thanks to higher utilization rates.

Financial stocks continued to receive a boost from the elevated rate environment and the Fund’s holdings in Citizens Financial Group, Inc. and Stifel Financial Corp., the latter of which was a new purchase during the period, added value.

In contrast, the Fund’s biggest detractor, Merck & Co., Inc. struggled primarily due to lower demand in China compared to previous years. This demand issue was partially offset by higher sales in the U.S. Gilead Sciences, Inc. and Bristol-Myers Squibb Co. also detracted, mainly as a result of performance in the early part of the period, when both issued below consensus results and disappointed the market on pipeline delivery. However, there were signs of progress as the period wore on and both stocks ended the period on a more positive trajectory.

Outside of health care, AGCO Corp. detracted. Data suggests the agricultural equipment market is in a downcycle, and this led to soft end demand and disappointing results for AGCO Corp. The position was sold from the Fund due to the deteriorating fundamentals.

Transamerica Sustainable Equity Income

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 1000® Value Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,217	$10,242	$10,205
12/31/2014	$10,222	$10,242	$10,267
1/31/2015	$9,834	$9,957	$9,857
2/28/2015	$10,323	$10,534	$10,334
3/31/2015	$10,239	$10,427	$10,193
4/30/2015	$10,294	$10,474	$10,289
5/31/2015	$10,340	$10,619	$10,412
6/30/2015	$10,168	$10,441	$10,204
7/31/2015	$10,325	$10,616	$10,249
8/31/2015	$9,784	$9,975	$9,639
9/30/2015	$9,445	$9,684	$9,348
10/31/2015	$10,052	$10,449	$10,053
11/30/2015	$10,146	$10,507	$10,091
12/31/2015	$9,947	$10,291	$9,874
1/31/2016	$9,539	$9,711	$9,364
2/29/2016	$9,521	$9,707	$9,362
3/31/2016	$10,064	$10,391	$10,036
4/30/2016	$10,297	$10,455	$10,247
5/31/2016	$10,334	$10,642	$10,406
6/30/2016	$10,408	$10,664	$10,496
7/31/2016	$10,707	$11,087	$10,801
8/31/2016	$10,763	$11,116	$10,884
9/30/2016	$10,605	$11,133	$10,861
10/31/2016	$10,511	$10,892	$10,693
11/30/2016	$11,180	$11,380	$11,304
12/31/2016	$11,431	$11,602	$11,587
1/31/2017	$11,518	$11,820	$11,669
2/28/2017	$11,994	$12,260	$12,089
3/31/2017	$11,904	$12,268	$11,965
4/30/2017	$11,904	$12,398	$11,943
5/31/2017	$12,002	$12,525	$11,931
6/30/2017	$12,248	$12,638	$12,126
7/31/2017	$12,226	$12,876	$12,287
8/31/2017	$12,160	$12,901	$12,144
9/30/2017	$12,595	$13,216	$12,504
10/31/2017	$12,683	$13,504	$12,595
11/30/2017	$13,013	$13,914	$12,980
12/31/2017	$13,285	$14,053	$13,170
1/31/2018	$13,744	$14,794	$13,679
2/28/2018	$13,025	$14,249	$13,026
3/31/2018	$12,815	$13,963	$12,797
4/30/2018	$12,969	$14,016	$12,839
5/31/2018	$12,886	$14,412	$12,915
6/30/2018	$12,907	$14,506	$12,947
7/31/2018	$13,443	$14,987	$13,460
8/31/2018	$13,526	$15,514	$13,659
9/30/2018	$13,461	$15,539	$13,686
10/31/2018	$12,694	$14,395	$12,977
11/30/2018	$12,969	$14,683	$13,364
12/31/2018	$11,681	$13,317	$12,081
1/31/2019	$12,645	$14,460	$13,021
2/28/2019	$12,971	$14,968	$13,437
3/31/2019	$12,997	$15,187	$13,523
4/30/2019	$13,268	$15,793	$14,003
5/31/2019	$12,312	$14,771	$13,102
6/30/2019	$13,219	$15,809	$14,043
7/31/2019	$13,391	$16,044	$14,159
8/31/2019	$13,147	$15,717	$13,743
9/30/2019	$13,605	$15,993	$14,233
10/31/2019	$13,807	$16,337	$14,432
11/30/2019	$14,167	$16,958	$14,878
12/31/2019	$14,418	$17,447	$15,288
1/31/2020	$13,895	$17,428	$14,959
2/29/2020	$12,538	$16,002	$13,510
3/31/2020	$10,131	$13,801	$11,201
4/30/2020	$11,004	$15,629	$12,460
5/31/2020	$11,448	$16,465	$12,887
6/30/2020	$11,349	$16,841	$12,802
7/31/2020	$11,615	$17,797	$13,308
8/31/2020	$11,896	$19,087	$13,858
9/30/2020	$11,540	$18,392	$13,518
10/31/2020	$11,424	$17,995	$13,340
11/30/2020	$13,073	$20,184	$15,135
12/31/2020	$13,332	$21,092	$15,715
1/31/2021	$13,315	$20,998	$15,571
2/28/2021	$13,533	$21,654	$16,512
3/31/2021	$14,410	$22,431	$17,484
4/30/2021	$14,782	$23,587	$18,183
5/31/2021	$15,254	$23,695	$18,607
6/30/2021	$15,216	$24,279	$18,394
7/31/2021	$15,554	$24,689	$18,541
8/31/2021	$16,095	$25,393	$18,909
9/30/2021	$15,211	$24,254	$18,251
10/31/2021	$16,143	$25,894	$19,178
11/30/2021	$15,567	$25,500	$18,502
12/31/2021	$16,291	$26,504	$19,669
1/31/2022	$15,556	$24,945	$19,211
2/28/2022	$15,079	$24,317	$18,988
3/31/2022	$15,537	$25,105	$19,524
4/30/2022	$14,599	$22,852	$18,423
5/31/2022	$14,699	$22,822	$18,781
6/30/2022	$13,563	$20,912	$17,140
7/31/2022	$14,266	$22,874	$18,276
8/31/2022	$13,804	$22,021	$17,732
9/30/2022	$12,613	$19,979	$16,177
10/31/2022	$13,846	$21,617	$17,836
11/30/2022	$14,978	$22,745	$18,950
12/31/2022	$14,455	$21,414	$18,186
1/31/2023	$15,044	$22,888	$19,129
2/28/2023	$14,678	$22,353	$18,454
3/31/2023	$14,395	$22,951	$18,369
4/30/2023	$14,313	$23,196	$18,646
5/31/2023	$13,783	$23,286	$17,927
6/30/2023	$14,630	$24,876	$19,118
7/31/2023	$14,896	$25,768	$19,790
8/31/2023	$14,507	$25,270	$19,256
9/30/2023	$13,827	$24,067	$18,513
10/31/2023	$13,621	$23,429	$17,860
11/30/2023	$14,526	$25,613	$19,207
12/31/2023	$15,346	$26,972	$20,271
1/31/2024	$15,553	$27,271	$20,292
2/29/2024	$16,153	$28,747	$21,041
3/31/2024	$16,840	$29,674	$22,092
4/30/2024	$16,132	$28,369	$21,149
5/31/2024	$16,590	$29,709	$21,819
6/30/2024	$16,633	$30,629	$21,614
7/31/2024	$17,364	$31,198	$22,719
8/31/2024	$17,887	$31,877	$23,328
9/30/2024	$18,219	$32,537	$23,652
10/31/2024	$17,988	$32,298	$23,392

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	32.06%	5.43%	6.05%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.87%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$172,869,989
Number of Portfolio Holdings	47
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,314

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.7%
Industrials	18.9
Information Technology	16.2
Health Care	14.4
Consumer Staples	7.0
Materials	6.6
Real Estate	4.5
Consumer Discretionary	4.4
Communication Services	3.3
Utilities	2.4
Other Investment Company	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(1.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Equity Income

Class I2

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	3.9%
Texas Instruments, Inc.	3.7
Colgate-Palmolive Co.	3.6
MetLife, Inc.	3.5
CME Group, Inc.	3.5
Gilead Sciences, Inc.	3.5
Republic Services, Inc.	3.0
Packaging Corp. of America	2.9
Home Depot, Inc.	2.9
Merck & Co., Inc.	2.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective August 6, 2024, the principal investment strategies of the Fund were revised to add an additional category to the sub-adviser’s sustainability investment framework and to describe the percentage of the Fund’s net assets that may be invested in issuers within each such category.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Equity Income

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Equity Income

Class R6

TADFX

October 31, 2024

Fund Overview

Transamerica Sustainable Equity Income (the "Fund") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$89	0.77%

How did the Fund perform last year and what affected its performance?

The Fund’s style was beneficial, as the higher quality areas of the market generally fared better than the deeper value areas, where companies tend to have higher debt levels and lower returns on equity.

Relative to the Russell 1000® Value Index, sector allocation led performance. The main driver of this was a low weighting to the energy sector, driven by the Fund’s sustainability criteria, as lower oil prices dragged on returns for the sector. An overweight to technology and underweight to the consumer staples sector also added value. In contrast, an overweight position in the health care sector was a headwind.

At the stock level, the two top contributors, Broadcom, Inc. and TSMC Global Ltd., benefited from the ongoing growth in artificial intelligence (”AI”) capabilities alongside a surging demand for larger, more capable data centers. Broadcom, Inc. which develops semiconductors for networking and infrastructure applications, saw a surge in demand due to its solutions addressing the needs of an increasing AI workload and the growing need for fast networking in data centers. As one of the world’s leading foundry businesses, TSMC Global Ltd., also benefited from the theme and saw a sharp rise in sales and increased gross margins thanks to higher utilization rates.

Financial stocks continued to receive a boost from the elevated rate environment and the Fund’s holdings in Citizens Financial Group, Inc. and Stifel Financial Corp., the latter of which was a new purchase during the period, added value.

In contrast, the Fund’s biggest detractor, Merck & Co., Inc. struggled primarily due to lower demand in China compared to previous years. This demand issue was partially offset by higher sales in the U.S. Gilead Sciences, Inc. and Bristol-Myers Squibb Co. also detracted, mainly as a result of performance in the early part of the period, when both issued below consensus results and disappointed the market on pipeline delivery. However, there were signs of progress as the period wore on and both stocks ended the period on a more positive trajectory.

Outside of health care, AGCO Corp. detracted. Data suggests the agricultural equipment market is in a downcycle, and this led to soft end demand and disappointing results for AGCO Corp. The position was sold from the Fund due to the deteriorating fundamentals.

Transamerica Sustainable Equity Income

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Value Index
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$9,940	$9,954
6/30/2015	$9,833	$9,774	$9,755
7/31/2015	$9,985	$9,937	$9,798
8/31/2015	$9,462	$9,337	$9,214
9/30/2015	$9,134	$9,065	$8,936
10/31/2015	$9,721	$9,781	$9,610
11/30/2015	$9,812	$9,835	$9,647
12/31/2015	$9,620	$9,633	$9,440
1/31/2016	$9,226	$9,090	$8,952
2/29/2016	$9,208	$9,087	$8,950
3/31/2016	$9,733	$9,727	$9,594
4/30/2016	$9,949	$9,787	$9,796
5/31/2016	$9,985	$9,962	$9,948
6/30/2016	$10,065	$9,983	$10,034
7/31/2016	$10,346	$10,379	$10,325
8/31/2016	$10,409	$10,405	$10,405
9/30/2016	$10,247	$10,422	$10,383
10/31/2016	$10,165	$10,196	$10,223
11/30/2016	$10,813	$10,652	$10,807
12/31/2016	$11,045	$10,860	$11,077
1/31/2017	$11,139	$11,065	$11,156
2/28/2017	$11,600	$11,476	$11,556
3/31/2017	$11,513	$11,484	$11,439
4/30/2017	$11,502	$11,606	$11,417
5/31/2017	$11,607	$11,724	$11,406
6/30/2017	$11,845	$11,830	$11,592
7/31/2017	$11,824	$12,053	$11,747
8/31/2017	$11,750	$12,077	$11,610
9/30/2017	$12,181	$12,371	$11,954
10/31/2017	$12,266	$12,641	$12,040
11/30/2017	$12,575	$13,025	$12,409
12/31/2017	$12,848	$13,155	$12,590
1/31/2018	$13,281	$13,848	$13,077
2/28/2018	$12,586	$13,338	$12,453
3/31/2018	$12,394	$13,070	$12,233
4/30/2018	$12,531	$13,120	$12,274
5/31/2018	$12,451	$13,490	$12,347
6/30/2018	$12,483	$13,579	$12,377
7/31/2018	$12,990	$14,029	$12,867
8/31/2018	$13,070	$14,522	$13,057
9/30/2018	$13,018	$14,546	$13,083
10/31/2018	$12,276	$13,475	$12,406
11/30/2018	$12,532	$13,745	$12,776
12/31/2018	$11,297	$12,465	$11,549
1/31/2019	$12,216	$13,535	$12,448
2/28/2019	$12,531	$14,011	$12,846
3/31/2019	$12,570	$14,216	$12,928
4/30/2019	$12,818	$14,784	$13,386
5/31/2019	$11,908	$13,827	$12,526
6/30/2019	$12,784	$14,798	$13,425
7/31/2019	$12,951	$15,018	$13,536
8/31/2019	$12,715	$14,712	$13,138
9/30/2019	$13,158	$14,970	$13,607
10/31/2019	$13,353	$15,293	$13,797
11/30/2019	$13,688	$15,874	$14,223
12/31/2019	$13,946	$16,332	$14,615
1/31/2020	$13,424	$16,314	$14,300
2/29/2020	$12,128	$14,979	$12,915
3/31/2020	$9,799	$12,919	$10,708
4/30/2020	$10,644	$14,630	$11,912
5/31/2020	$11,074	$15,412	$12,320
6/30/2020	$10,962	$15,764	$12,238
7/31/2020	$11,234	$16,660	$12,722
8/31/2020	$11,491	$17,867	$13,248
9/30/2020	$11,163	$17,216	$12,923
10/31/2020	$11,050	$16,844	$12,753
11/30/2020	$12,645	$18,894	$14,469
12/31/2020	$12,879	$19,744	$15,023
1/31/2021	$12,879	$19,656	$14,886
2/28/2021	$13,090	$20,270	$15,785
3/31/2021	$13,939	$20,997	$16,714
4/30/2021	$14,298	$22,079	$17,383
5/31/2021	$14,755	$22,180	$17,788
6/30/2021	$14,718	$22,727	$17,585
7/31/2021	$15,045	$23,111	$17,725
8/31/2021	$15,568	$23,770	$18,077
9/30/2021	$14,714	$22,704	$17,447
10/31/2021	$15,615	$24,239	$18,333
11/30/2021	$15,041	$23,870	$17,687
12/31/2021	$15,758	$24,810	$18,803
1/31/2022	$15,028	$23,350	$18,365
2/28/2022	$14,586	$22,762	$18,152
3/31/2022	$15,029	$23,500	$18,664
4/30/2022	$14,121	$21,391	$17,612
5/31/2022	$14,218	$21,363	$17,954
6/30/2022	$13,119	$19,576	$16,385
7/31/2022	$13,800	$21,412	$17,472
8/31/2022	$13,333	$20,613	$16,951
9/30/2022	$12,181	$18,702	$15,465
10/31/2022	$13,393	$20,235	$17,051
11/30/2022	$14,488	$21,291	$18,116
12/31/2022	$13,962	$20,045	$17,386
1/31/2023	$14,551	$21,425	$18,287
2/28/2023	$14,178	$20,925	$17,642
3/31/2023	$13,904	$21,484	$17,561
4/30/2023	$13,845	$21,713	$17,825
5/31/2023	$13,312	$21,797	$17,138
6/30/2023	$14,151	$23,286	$18,276
7/31/2023	$14,389	$24,121	$18,919
8/31/2023	$14,032	$23,655	$18,408
9/30/2023	$13,375	$22,528	$17,698
10/31/2023	$13,175	$21,931	$17,073
11/30/2023	$14,031	$23,976	$18,362
12/31/2023	$14,824	$25,248	$19,379
1/31/2024	$15,044	$25,528	$19,399
2/29/2024	$15,605	$26,909	$20,114
3/31/2024	$16,269	$27,777	$21,120
4/30/2024	$15,605	$26,555	$20,218
5/31/2024	$16,027	$27,810	$20,859
6/30/2024	$16,089	$28,671	$20,662
7/31/2024	$16,796	$29,204	$21,719
8/31/2024	$17,282	$29,839	$22,301
9/30/2024	$17,623	$30,457	$22,611
10/31/2024	$17,380	$30,233	$22,362

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	31.91%	5.41%	6.04%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.45%
Russell 1000® Value IndexFootnote Reference(b)	30.98%	10.14%	8.91%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$172,869,989
Number of Portfolio Holdings	47
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,314

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.7%
Industrials	18.9
Information Technology	16.2
Health Care	14.4
Consumer Staples	7.0
Materials	6.6
Real Estate	4.5
Consumer Discretionary	4.4
Communication Services	3.3
Utilities	2.4
Other Investment Company	1.1
Repurchase Agreements	0.6
Net Other Assets (Liabilities)Footnote Reference^	(1.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Equity Income

Class R6

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	3.9%
Texas Instruments, Inc.	3.7
Colgate-Palmolive Co.	3.6
MetLife, Inc.	3.5
CME Group, Inc.	3.5
Gilead Sciences, Inc.	3.5
Republic Services, Inc.	3.0
Packaging Corp. of America	2.9
Home Depot, Inc.	2.9
Merck & Co., Inc.	2.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective August 6, 2024, the principal investment strategies of the Fund were revised to add an additional category to the sub-adviser’s sustainability investment framework and to describe the percentage of the Fund’s net assets that may be invested in issuers within each such category.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Equity Income

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Growth Equity

Class A

TSGDX

October 31, 2024

Fund Overview

Transamerica Sustainable Growth Equity (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$114	0.95%

How did the Fund perform last year and what affected its performance?

Over the past fiscal year ended October 31, 2024, U.S. equities showed resilience amid economic challenges, with the S&P 500® and NASDAQ indices boosted by gains tied to Artificial Intelligence and digital innovation. Mixed economic data, falling inflation, and softening labor indicators gave the U.S. Federal Reserve (“The Fed”) cover to ease monetary policy. The first half of 2024 was marked by extreme narrowness with mega cap tech dominating market performance, but this peaked in July and market participation broadened notably in recent months.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, which returned 43.77%. The relative underperformance was due to a combination of stock specific weakness and allocation headwinds. Additionally, the Fund faced a modest factor headwind during the period, primarily driven by its underweight exposure to size. From a sector perspective, relative weakness within the communication services and financials sectors outweighed relative strength within the industrials and consumer staples sectors.

Communication services was the top relative detractor over the period. The underperformance was predominantly due to the Fund’s lack of exposure to Meta Platforms Inc., a large benchmark holding that does not meet the Fund’s responsible investing criteria.

Financials also detracted from relative results. Payment technology service provider Global Payments, Inc. was a top detractor despite starting 2024 with notable momentum in the stock. However, as the year progressed, investor sentiment was adversely affected by concerns over a deceleration in organic growth and concerns around perceived structural challenges in their merchant transaction processing business. The sub-adviser’s view has been that these concerns are largely overblown and that investors would come to appreciate the durability and consistency of the business.

Industrials was the largest contributor, driven by stock specific strength, with notable contribution from investments in aerospace & defense and electrical equipment. Axon Enterprise, Inc., a developer, and manufacturer of non-lethal weapons for defense, was a top contributor. The stock outperformed following quarterly reports with strong revenue and EBITDA growth, repeatedly topping street expectations. Additionally, their higher-margin software segment gained increasing traction among customers during the period.

Transamerica Sustainable Growth Equity

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 1000® Growth Index
3/31/2023	$9,452	$10,000	$10,000
4/30/2023	$9,357	$10,107	$10,099
7/31/2023	$10,643	$11,227	$11,661
10/31/2023	$9,953	$10,208	$10,772
1/31/2024	$11,881	$11,882	$12,787
4/30/2024	$12,401	$12,360	$13,310
7/31/2024	$13,233	$13,593	$14,802
10/31/2024	$13,856	$14,072	$15,487

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class A with Load	31.60%	22.83%
Class A	39.22%	27.27%
Russell 3000®IndexFootnote Reference(a)	37.86%	24.03%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	31.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$7,741,149
Number of Portfolio Holdings	39
Portfolio Turnover Rate	52%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	46.9%
Industrials	11.9
Health Care	10.6
Financials	10.0
Communication Services	9.3
Consumer Discretionary	9.0
Consumer Staples	1.9
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Growth Equity

Class A

Top Holdings (Percentage of Net Assets)

Microsoft Corp.	11.6%
NVIDIA Corp.	10.8
Apple, Inc.	9.9
Amazon.com, Inc.	7.3
Alphabet, Inc., Class C	3.8
Alphabet, Inc., Class A	3.7
Visa, Inc., Class A	3.5
Ascendis Pharma AS	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4
Axon Enterprise, Inc.	2.4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Growth Equity

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Sustainable Growth Equity

Class R6

TSGMX

October 31, 2024

Fund Overview

Transamerica Sustainable Growth Equity (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$66	0.55%

How did the Fund perform last year and what affected its performance?

Over the past fiscal year ended October 31, 2024, U.S. equities showed resilience amid economic challenges, with the S&P 500® and NASDAQ indices boosted by gains tied to Artificial Intelligence and digital innovation. Mixed economic data, falling inflation, and softening labor indicators gave the U.S. Federal Reserve (“The Fed”) cover to ease monetary policy. The first half of 2024 was marked by extreme narrowness with mega cap tech dominating market performance, but this peaked in July and market participation broadened notably in recent months.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, which returned 43.77%. The relative underperformance was due to a combination of stock specific weakness and allocation headwinds. Additionally, the Fund faced a modest factor headwind during the period, primarily driven by its underweight exposure to size. From a sector perspective, relative weakness within the communication services and financials sectors outweighed relative strength within the industrials and consumer staples sectors.

Communication services was the top relative detractor over the period. The underperformance was predominantly due to the Fund’s lack of exposure to Meta Platforms Inc., a large benchmark holding that does not meet the Fund’s responsible investing criteria.

Financials also detracted from relative results. Payment technology service provider Global Payments, Inc. was a top detractor despite starting 2024 with notable momentum in the stock. However, as the year progressed, investor sentiment was adversely affected by concerns over a deceleration in organic growth and concerns around perceived structural challenges in their merchant transaction processing business. The sub-adviser’s view has been that these concerns are largely overblown and that investors would come to appreciate the durability and consistency of the business.

Industrials was the largest contributor, driven by stock specific strength, with notable contribution from investments in aerospace & defense and electrical equipment. Axon Enterprise, Inc., a developer, and manufacturer of non-lethal weapons for defense, was a top contributor. The stock outperformed following quarterly reports with strong revenue and EBITDA growth, repeatedly topping street expectations. Additionally, their higher-margin software segment gained increasing traction among customers during the period.

Transamerica Sustainable Growth Equity

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Growth Index
3/31/2023	$10,000	$10,000	$10,000
4/30/2023	$9,900	$10,107	$10,099
7/31/2023	$11,280	$11,227	$11,661
10/31/2023	$10,550	$10,208	$10,772
1/31/2024	$12,615	$11,882	$12,787
4/30/2024	$13,175	$12,360	$13,310
7/31/2024	$14,076	$13,593	$14,802
10/31/2024	$14,747	$14,072	$15,487

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class R6	39.78%	27.75%
Russell 3000®IndexFootnote Reference(a)	37.86%	24.03%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	31.75%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$7,741,149
Number of Portfolio Holdings	39
Portfolio Turnover Rate	52%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	46.9%
Industrials	11.9
Health Care	10.6
Financials	10.0
Communication Services	9.3
Consumer Discretionary	9.0
Consumer Staples	1.9
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Sustainable Growth Equity

Class R6

Top Holdings (Percentage of Net Assets)

Microsoft Corp.	11.6%
NVIDIA Corp.	10.8
Apple, Inc.	9.9
Amazon.com, Inc.	7.3
Alphabet, Inc., Class C	3.8
Alphabet, Inc., Class A	3.7
Visa, Inc., Class A	3.5
Ascendis Pharma AS	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4
Axon Enterprise, Inc.	2.4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Sustainable Growth Equity

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica UltraShort Bond

Class A

TUSBX

October 31, 2024

Fund Overview

Transamerica UltraShort Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$71	0.69%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit relative to the benchmark drove the performance over the period, benefitting from additional yield and the positive impacts of spread compression on price compared to the benchmark. Duration positioning factors detracted from relative performance.

At a sector level, allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities were notable contributors to relative returns, as was the underweight allocation to government securities. Security selection in investment grade corporate credit also benefited relative returns with the largest contributions coming from banking, consumer cyclicals, and energy, and to a lesser extent, allocations to cash equivalent securities and investment grade corporate credit.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. The sub-adviser reduced the Fund’s allocations to commercial paper over the period while increasing exposure to investment grade corporate credit and ABS. The additions in ABS were largely made in high-quality, consumer-focused sub-sectors viewed favorably by the sub-adviser, including transactions backed by credit card receivables, auto loans, and timeshares. Increases in investment grade corporate credit primarily occurred in banking. This repositioning occurred as the sub-adviser viewed valuations on cash equivalent securities less favorably given increased expectations of Federal Funds Rate cuts by the Federal Reserve Open Market Committee. This repositioning also resulted in a narrowing of the Fund’s duration underweight relative to the benchmark, and the underweight was fully closed by period end.

Transamerica UltraShort Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	Bloomberg Short-Term Government Corporate Index
3/31/2023	$10,000	$10,000	$10,000
4/30/2023	$10,037	$10,061	$10,032
5/31/2023	$10,076	$9,957	$10,059
6/30/2023	$10,114	$9,941	$10,100
7/31/2023	$10,164	$9,951	$10,146
8/31/2023	$10,215	$9,891	$10,191
9/30/2023	$10,256	$9,655	$10,234
10/31/2023	$10,290	$9,510	$10,280
11/30/2023	$10,342	$9,938	$10,337
12/31/2023	$10,402	$10,315	$10,396
1/31/2024	$10,455	$10,291	$10,441
2/29/2024	$10,485	$10,167	$10,473
3/31/2024	$10,526	$10,267	$10,519
4/30/2024	$10,557	$10,027	$10,557
5/31/2024	$10,608	$10,193	$10,608
6/30/2024	$10,650	$10,287	$10,653
7/31/2024	$10,713	$10,520	$10,713
8/31/2024	$10,765	$10,675	$10,772
9/30/2024	$10,825	$10,821	$10,830
10/31/2024	$10,850	$10,576	$10,860

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class A with Load	5.44%	5.28%
Class A	5.44%	5.28%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.59%
Bloomberg Short-Term Government Corporate IndexFootnote Reference(b)	5.64%	5.34%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Short-Term Government Corporate Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$30,606,557
Number of Portfolio Holdings	127
Portfolio Turnover Rate	89%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0
Average MaturityFootnote Reference§	0.60 years
DurationFootnote Reference†	0.52 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica UltraShort Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	15.6%
AA	4.4
A	16.0
BBB	20.1
Not Rated	38.4
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Commercial Paper	39.5%
Corporate Debt Securities	35.3
Asset-Backed Securities	18.1
Repurchase Agreements	3.9
Mortgage-Backed Securities	2.7
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

EIDP, Inc., 5.70%, 12/02/2024	2.3%
Liberty Street Funding LLC, 5.56%, 11/01/2024	2.1
Nutrien Ltd., 4.96%, 11/06/2024	2.0
Duke Energy Corp., 5.15%, 11/08/2024	1.6
American Honda Finance Corp., 4.99%, 12/12/2024	1.6
Ridgefield Funding Co. LLC, 4.84%, 12/13/2024	1.6
Victory Receivables Corp., 4.82%, 12/18/2024	1.6
Britannia Funding Co. LLC, 4.89%, 12/20/2024	1.6
Mont Blanc Capital Corp., 5.00%, 01/09/2025	1.6
Concord Minutemen Capital Co. LLC, 4.96%, 11/08/2024	1.5

Transamerica UltraShort Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica UltraShort Bond

Class A

Annual Shareholder Report

October 31, 2024

Transamerica UltraShort Bond

Class I

TUSFX

October 31, 2024

Fund Overview

Transamerica UltraShort Bond (the "Fund") seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$36	0.35%

How did the Fund perform last year and what affected its performance?

The Fund’s overweight to credit relative to the benchmark drove the performance over the period, benefitting from additional yield and the positive impacts of spread compression on price compared to the benchmark. Duration positioning factors detracted from relative performance.

At a sector level, allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities were notable contributors to relative returns, as was the underweight allocation to government securities. Security selection in investment grade corporate credit also benefited relative returns with the largest contributions coming from banking, consumer cyclicals, and energy, and to a lesser extent, allocations to cash equivalent securities and investment grade corporate credit.

Over the period, the sub-adviser adjusted allocations in response to developments in the economic environment and to reflect evolving views on relative value across sectors. The sub-adviser reduced the Fund’s allocations to commercial paper over the period while increasing exposure to investment grade corporate credit and ABS. The additions in ABS were largely made in high-quality, consumer-focused sub-sectors viewed favorably by the sub-adviser, including transactions backed by credit card receivables, auto loans, and timeshares. Increases in investment grade corporate credit primarily occurred in banking. This repositioning occurred as the sub-adviser viewed valuations on cash equivalent securities less favorably given increased expectations of Federal Funds Rate cuts by the Federal Reserve Open Market Committee. This repositioning also resulted in a narrowing of the Fund’s duration underweight relative to the benchmark, and the underweight was fully closed by period end.

Transamerica UltraShort Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	Bloomberg Short-Term Government Corporate Index
3/31/2023	$10,000	$10,000	$10,000
4/30/2023	$10,040	$10,061	$10,032
5/31/2023	$10,073	$9,957	$10,059
6/30/2023	$10,123	$9,941	$10,100
7/31/2023	$10,176	$9,951	$10,146
8/31/2023	$10,220	$9,891	$10,191
9/30/2023	$10,264	$9,655	$10,234
10/31/2023	$10,311	$9,510	$10,280
11/30/2023	$10,366	$9,938	$10,337
12/31/2023	$10,429	$10,315	$10,396
1/31/2024	$10,485	$10,291	$10,441
2/29/2024	$10,518	$10,167	$10,473
3/31/2024	$10,563	$10,267	$10,519
4/30/2024	$10,596	$10,027	$10,557
5/31/2024	$10,651	$10,193	$10,608
6/30/2024	$10,696	$10,287	$10,653
7/31/2024	$10,763	$10,520	$10,713
8/31/2024	$10,818	$10,675	$10,772
9/30/2024	$10,881	$10,821	$10,830
10/31/2024	$10,901	$10,576	$10,860

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/31/23
Class I	5.73%	5.59%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	3.59%
Bloomberg Short-Term Government Corporate IndexFootnote Reference(b)	5.64%	5.34%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Short-Term Government Corporate Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$30,606,557
Number of Portfolio Holdings	127
Portfolio Turnover Rate	89%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0
Average MaturityFootnote Reference§	0.60 years
DurationFootnote Reference†	0.52 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica UltraShort Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	15.6%
AA	4.4
A	16.0
BBB	20.1
Not Rated	38.4
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Commercial Paper	39.5%
Corporate Debt Securities	35.3
Asset-Backed Securities	18.1
Repurchase Agreements	3.9
Mortgage-Backed Securities	2.7
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

EIDP, Inc., 5.70%, 12/02/2024	2.3%
Liberty Street Funding LLC, 5.56%, 11/01/2024	2.1
Nutrien Ltd., 4.96%, 11/06/2024	2.0
Duke Energy Corp., 5.15%, 11/08/2024	1.6
American Honda Finance Corp., 4.99%, 12/12/2024	1.6
Ridgefield Funding Co. LLC, 4.84%, 12/13/2024	1.6
Victory Receivables Corp., 4.82%, 12/18/2024	1.6
Britannia Funding Co. LLC, 4.89%, 12/20/2024	1.6
Mont Blanc Capital Corp., 5.00%, 01/09/2025	1.6
Concord Minutemen Capital Co. LLC, 4.96%, 11/08/2024	1.5

Transamerica UltraShort Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica UltraShort Bond

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Unconstrained Bond

Class A

TUNAX

October 31, 2024

Fund Overview

Transamerica Unconstrained Bond (the "Fund") seeks to maximize total return through a combination of interest income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$117	1.11%

How did the Fund perform last year and what affected its performance?

The Fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the portfolio managers actively manage duration and yield curve positioning.

During the fiscal year, U.S. inflation (as measured by the Consumer Price Index) declined as did the yield on 10-year U.S. Treasury notes. The sub-adviser increased overall portfolio duration from 3.2 years to 4.4 years as inflation came down closer to the Federal Reserve’s target range.

The Fund benefited from both asset allocation and security selection. The sub-adviser increased allocations to bank loans, contingent convertible and preferred securities, intermediate investment grade credit, and mortgage-backed securities (“MBS”). The sub-adviser reduced allocations to U.S. Treasuries, emerging markets investment grade sovereign debt, European investment grade corporates, and Japanese investment grade corporates.

The Fund benefited most from Asian high yield corporates, MBS, contingent convertible and preferred securities, and bank loans. Allocations to European and Japanese investment grade corporates did not perform as well, and the sub-adviser had the Fund exit these asset classes in the early part of the reporting period. The Fund had notable security selection contributions from contingent convertible and preferred securities, emerging markets investment grade corporate bonds, and investment grade collateralized loan obligations debt tranches.

Transamerica Unconstrained Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	ICE BofA U.S. 3-Month Treasury Bill Index
10/1/2020	$9,525	$10,000	$10,000
10/31/2020	$9,618	$9,964	$10,001
11/30/2020	$9,946	$10,094	$10,002
12/31/2020	$10,079	$10,129	$10,003
1/31/2021	$10,105	$10,065	$10,004
2/28/2021	$10,162	$9,936	$10,005
3/31/2021	$10,158	$9,820	$10,006
4/30/2021	$10,213	$9,903	$10,006
5/31/2021	$10,249	$9,940	$10,006
6/30/2021	$10,296	$10,013	$10,006
7/31/2021	$10,284	$10,113	$10,006
8/31/2021	$10,333	$10,107	$10,007
9/30/2021	$10,328	$10,020	$10,007
10/31/2021	$10,303	$10,012	$10,007
11/30/2021	$10,199	$10,024	$10,007
12/31/2021	$10,283	$10,017	$10,008
1/31/2022	$10,201	$9,798	$10,008
2/28/2022	$10,052	$9,664	$10,009
3/31/2022	$10,018	$9,405	$10,012
4/30/2022	$9,890	$9,054	$10,013
5/31/2022	$9,826	$9,104	$10,020
6/30/2022	$9,590	$8,922	$10,022
7/31/2022	$9,691	$9,146	$10,028
8/31/2022	$9,665	$8,909	$10,044
9/30/2022	$9,432	$8,525	$10,069
10/31/2022	$9,392	$8,431	$10,085
11/30/2022	$9,572	$8,746	$10,117
12/31/2022	$9,593	$8,716	$10,154
1/31/2023	$9,759	$8,986	$10,185
2/28/2023	$9,695	$8,765	$10,219
3/31/2023	$9,717	$8,971	$10,263
4/30/2023	$9,750	$9,026	$10,295
5/31/2023	$9,677	$8,932	$10,335
6/30/2023	$9,759	$8,918	$10,383
7/31/2023	$9,857	$8,927	$10,424
8/31/2023	$9,821	$8,874	$10,471
9/30/2023	$9,726	$8,662	$10,519
10/31/2023	$9,645	$8,532	$10,566
11/30/2023	$9,948	$8,916	$10,613
12/31/2023	$10,221	$9,254	$10,663
1/31/2024	$10,243	$9,232	$10,708
2/29/2024	$10,247	$9,121	$10,752
3/31/2024	$10,349	$9,211	$10,801
4/30/2024	$10,230	$8,995	$10,847
5/31/2024	$10,375	$9,145	$10,899
6/30/2024	$10,431	$9,228	$10,943
7/31/2024	$10,621	$9,438	$10,992
8/31/2024	$10,750	$9,577	$11,045
9/30/2024	$10,867	$9,708	$11,093
10/31/2024	$10,728	$9,487	$11,135

Average Annual Total Returns

	1 Year	10 Years or Since Inception 10/1/20
Class A with Load	5.97%	1.73%
Class A	11.22%	2.95%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	(1.28%)
ICE BofA U.S. 3-Month Treasury Bill IndexFootnote Reference(b)	5.39%	2.67%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$154,784,924
Number of Portfolio Holdings	698
Portfolio Turnover Rate	126%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,549,945
Average MaturityFootnote Reference§	8.93 years
DurationFootnote Reference†	4.45 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Unconstrained Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	3.6%
AAA	2.5
AA	2.6
A	9.3
BBB	17.6
BB	14.3
B	18.3
CCC and Below	1.9
Not Rated	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	41.4%
Loan Assignments	18.7
U.S. Government Agency Obligations	15.7
Short-Term Investment Companies	10.4
Asset-Backed Securities	8.3
U.S. Government Obligations	4.5
Other Investment Company	3.8
Preferred Stocks	0.9
Foreign Government Obligations	0.7
Common Stocks	0.2
Convertible Bonds	0.1
Net Other Assets (Liabilities)Footnote Reference^	(4.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

State Street Institutional U.S. Government Money Market Fund, 4.82%, 12/31/2030	10.3%
Federal National Mortgage Association, 2.50%, 02/01/2038	5.2
Federal National Mortgage Association, 2.50%, 02/01/2052	4.8
U.S. Treasury Bonds, 4.13%, 08/15/2044	2.7
TCW CLO Ltd., Class D, Series 2021-2A, 3-Month Term SOFR, 8.14%, 07/25/2034	1.9
Trinitas CLO XIV Ltd., Class CR, Series 2020-14A, 3-Month Term SOFR, 7.03%, 01/25/2034	1.9
Columbia Cent CLO 33 Ltd., Class A1, Series 2024-33A, 3-Month Term SOFR, 6.22%, 04/20/2037	1.4
Federal Home Loan Mortgage Corp., 5.50%, 08/01/2053	1.3
Government National Mortgage Association, 3.00%, 02/20/2052	1.2
Allegro CLO VIII-S Ltd., Class B, Series 2024-3A, 3-Month Term SOFR, 10/15/2037	1.1

Transamerica Unconstrained Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Unconstrained Bond

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Unconstrained Bond

Class I

TUNIX

October 31, 2024

Fund Overview

Transamerica Unconstrained Bond (the "Fund") seeks to maximize total return through a combination of interest income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$92	0.87%

How did the Fund perform last year and what affected its performance?

The Fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the portfolio managers actively manage duration and yield curve positioning.

During the fiscal year, U.S. inflation (as measured by the Consumer Price Index) declined as did the yield on 10-year U.S. Treasury notes. The sub-adviser increased overall portfolio duration from 3.2 years to 4.4 years as inflation came down closer to the Federal Reserve’s target range.

The Fund benefited from both asset allocation and security selection. The sub-adviser increased allocations to bank loans, contingent convertible and preferred securities, intermediate investment grade credit, and mortgage-backed securities (“MBS”). The sub-adviser reduced allocations to U.S. Treasuries, emerging markets investment grade sovereign debt, European investment grade corporates, and Japanese investment grade corporates.

The Fund benefited most from Asian high yield corporates, MBS, contingent convertible and preferred securities, and bank loans. Allocations to European and Japanese investment grade corporates did not perform as well, and the sub-adviser had the Fund exit these asset classes in the early part of the reporting period. The Fund had notable security selection contributions from contingent convertible and preferred securities, emerging markets investment grade corporate bonds, and investment grade collateralized loan obligations debt tranches.

Transamerica Unconstrained Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	ICE BofA U.S. 3-Month Treasury Bill Index
12/8/2014	$10,000	$10,000	$10,000
12/31/2014	$9,962	$10,042	$10,000
1/31/2015	$10,037	$10,234	$10,000
2/28/2015	$10,130	$10,174	$10,000
3/31/2015	$10,150	$10,216	$10,000
4/30/2015	$10,259	$10,204	$10,001
5/31/2015	$10,287	$10,186	$10,001
6/30/2015	$10,205	$10,073	$10,001
7/31/2015	$10,215	$10,131	$10,000
8/31/2015	$10,113	$10,101	$10,002
9/30/2015	$9,994	$10,141	$10,002
10/31/2015	$10,095	$10,173	$10,001
11/30/2015	$10,039	$10,136	$10,002
12/31/2015	$9,895	$10,086	$10,005
1/31/2016	$9,688	$10,197	$10,006
2/29/2016	$9,568	$10,269	$10,008
3/31/2016	$9,933	$10,395	$10,013
4/30/2016	$10,162	$10,466	$10,015
5/31/2016	$10,218	$10,474	$10,016
6/30/2016	$10,191	$10,659	$10,020
7/31/2016	$10,387	$10,746	$10,023
8/31/2016	$10,471	$10,758	$10,025
9/30/2016	$10,510	$10,761	$10,030
10/31/2016	$10,585	$10,689	$10,032
11/30/2016	$10,463	$10,449	$10,034
12/31/2016	$10,641	$10,480	$10,038
1/31/2017	$10,832	$10,517	$10,042
2/28/2017	$10,949	$10,598	$10,047
3/31/2017	$11,010	$10,594	$10,048
4/30/2017	$11,031	$10,682	$10,055
5/31/2017	$11,049	$10,765	$10,060
6/30/2017	$11,070	$10,756	$10,069
7/31/2017	$11,123	$10,809	$10,077
8/31/2017	$11,135	$10,903	$10,087
9/30/2017	$11,184	$10,864	$10,095
10/31/2017	$11,228	$10,877	$10,104
11/30/2017	$11,255	$10,861	$10,113
12/31/2017	$11,293	$10,909	$10,124
1/31/2018	$11,374	$10,804	$10,136
2/28/2018	$11,284	$10,701	$10,146
3/31/2018	$11,249	$10,755	$10,159
4/30/2018	$11,275	$10,683	$10,173
5/31/2018	$11,192	$10,742	$10,189
6/30/2018	$11,153	$10,726	$10,206
7/31/2018	$11,251	$10,749	$10,222
8/31/2018	$11,236	$10,801	$10,240
9/30/2018	$11,309	$10,755	$10,255
10/31/2018	$11,212	$10,665	$10,274
11/30/2018	$11,096	$10,713	$10,295
12/31/2018	$10,909	$10,881	$10,314
1/31/2019	$11,204	$11,031	$10,334
2/28/2019	$11,362	$11,043	$10,352
3/31/2019	$11,406	$11,242	$10,375
4/30/2019	$11,539	$11,258	$10,395
5/31/2019	$11,474	$11,430	$10,419
6/30/2019	$11,572	$11,592	$10,441
7/31/2019	$11,645	$11,627	$10,461
8/31/2019	$11,657	$11,890	$10,482
9/30/2019	$11,692	$11,838	$10,501
10/31/2019	$11,686	$11,876	$10,521
11/30/2019	$11,702	$11,874	$10,534
12/31/2019	$11,828	$11,892	$10,549
1/31/2020	$11,909	$12,105	$10,563
2/29/2020	$11,797	$12,286	$10,579
3/31/2020	$10,701	$12,046	$10,610
4/30/2020	$11,139	$12,288	$10,610
5/31/2020	$11,435	$12,403	$10,611
6/30/2020	$11,638	$12,506	$10,612
7/31/2020	$11,952	$12,726	$10,614
8/31/2020	$12,086	$12,652	$10,615
9/30/2020	$12,001	$12,630	$10,616
10/31/2020	$12,134	$12,584	$10,617
11/30/2020	$12,549	$12,749	$10,618
12/31/2020	$12,718	$12,793	$10,619
1/31/2021	$12,753	$12,712	$10,620
2/28/2021	$12,825	$12,548	$10,621
3/31/2021	$12,822	$12,402	$10,622
4/30/2021	$12,895	$12,506	$10,622
5/31/2021	$12,944	$12,554	$10,622
6/30/2021	$13,006	$12,646	$10,622
7/31/2021	$12,993	$12,773	$10,623
8/31/2021	$13,070	$12,764	$10,623
9/30/2021	$13,067	$12,655	$10,624
10/31/2021	$13,039	$12,645	$10,623
11/30/2021	$12,898	$12,660	$10,624
12/31/2021	$13,002	$12,652	$10,625
1/31/2022	$12,901	$12,374	$10,624
2/28/2022	$12,713	$12,205	$10,626
3/31/2022	$12,687	$11,878	$10,629
4/30/2022	$12,540	$11,435	$10,630
5/31/2022	$12,448	$11,498	$10,638
6/30/2022	$12,151	$11,268	$10,640
7/31/2022	$12,281	$11,551	$10,645
8/31/2022	$12,251	$11,251	$10,663
9/30/2022	$11,957	$10,766	$10,689
10/31/2022	$11,911	$10,648	$10,706
11/30/2022	$12,141	$11,045	$10,740
12/31/2022	$12,169	$11,008	$10,779
1/31/2023	$12,383	$11,349	$10,813
2/28/2023	$12,317	$11,070	$10,848
3/31/2023	$12,333	$11,330	$10,895
4/30/2023	$12,377	$11,399	$10,929
5/31/2023	$12,301	$11,281	$10,972
6/30/2023	$12,407	$11,264	$11,022
7/31/2023	$12,520	$11,275	$11,066
8/31/2023	$12,477	$11,207	$11,116
9/30/2023	$12,358	$10,940	$11,167
10/31/2023	$12,258	$10,775	$11,217
11/30/2023	$12,645	$11,260	$11,267
12/31/2023	$12,994	$11,687	$11,320
1/31/2024	$13,025	$11,659	$11,368
2/29/2024	$13,033	$11,520	$11,415
3/31/2024	$13,165	$11,633	$11,466
4/30/2024	$13,016	$11,361	$11,515
5/31/2024	$13,203	$11,549	$11,570
6/30/2024	$13,293	$11,655	$11,618
7/31/2024	$13,522	$11,919	$11,670
8/31/2024	$13,690	$12,095	$11,725
9/30/2024	$13,842	$12,261	$11,776
10/31/2024	$13,666	$11,982	$11,821

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 12/8/14
Class I	11.49%	3.18%	3.21%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.84%
ICE BofA U.S. 3-Month Treasury Bill IndexFootnote Reference(b)	5.39%	2.36%	1.70%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$154,784,924
Number of Portfolio Holdings	698
Portfolio Turnover Rate	126%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,549,945
Average MaturityFootnote Reference§	8.93 years
DurationFootnote Reference†	4.45 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Unconstrained Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	3.6%
AAA	2.5
AA	2.6
A	9.3
BBB	17.6
BB	14.3
B	18.3
CCC and Below	1.9
Not Rated	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	41.4%
Loan Assignments	18.7
U.S. Government Agency Obligations	15.7
Short-Term Investment Companies	10.4
Asset-Backed Securities	8.3
U.S. Government Obligations	4.5
Other Investment Company	3.8
Preferred Stocks	0.9
Foreign Government Obligations	0.7
Common Stocks	0.2
Convertible Bonds	0.1
Net Other Assets (Liabilities)Footnote Reference^	(4.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

State Street Institutional U.S. Government Money Market Fund, 4.82%, 12/31/2030	10.3%
Federal National Mortgage Association, 2.50%, 02/01/2038	5.2
Federal National Mortgage Association, 2.50%, 02/01/2052	4.8
U.S. Treasury Bonds, 4.13%, 08/15/2044	2.7
TCW CLO Ltd., Class D, Series 2021-2A, 3-Month Term SOFR, 8.14%, 07/25/2034	1.9
Trinitas CLO XIV Ltd., Class CR, Series 2020-14A, 3-Month Term SOFR, 7.03%, 01/25/2034	1.9
Columbia Cent CLO 33 Ltd., Class A1, Series 2024-33A, 3-Month Term SOFR, 6.22%, 04/20/2037	1.4
Federal Home Loan Mortgage Corp., 5.50%, 08/01/2053	1.3
Government National Mortgage Association, 3.00%, 02/20/2052	1.2
Allegro CLO VIII-S Ltd., Class B, Series 2024-3A, 3-Month Term SOFR, 10/15/2037	1.1

Transamerica Unconstrained Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Unconstrained Bond

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Unconstrained Bond

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Unconstrained Bond (the "Fund") seeks to maximize total return through a combination of interest income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$80	0.76%

How did the Fund perform last year and what affected its performance?

The Fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the portfolio managers actively manage duration and yield curve positioning.

During the fiscal year, U.S. inflation (as measured by the Consumer Price Index) declined as did the yield on 10-year U.S. Treasury notes. The sub-adviser increased overall portfolio duration from 3.2 years to 4.4 years as inflation came down closer to the Federal Reserve’s target range.

The Fund benefited from both asset allocation and security selection. The sub-adviser increased allocations to bank loans, contingent convertible and preferred securities, intermediate investment grade credit, and mortgage-backed securities (“MBS”). The sub-adviser reduced allocations to U.S. Treasuries, emerging markets investment grade sovereign debt, European investment grade corporates, and Japanese investment grade corporates.

The Fund benefited most from Asian high yield corporates, MBS, contingent convertible and preferred securities, and bank loans. Allocations to European and Japanese investment grade corporates did not perform as well, and the sub-adviser had the Fund exit these asset classes in the early part of the reporting period. The Fund had notable security selection contributions from contingent convertible and preferred securities, emerging markets investment grade corporate bonds, and investment grade collateralized loan obligations debt tranches.

Transamerica Unconstrained Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	ICE BofA U.S. 3-Month Treasury Bill Index
12/8/2014	$10,000	$10,000	$10,000
12/31/2014	$9,962	$10,042	$10,000
1/31/2015	$10,037	$10,234	$10,000
2/28/2015	$10,130	$10,174	$10,000
3/31/2015	$10,150	$10,216	$10,000
4/30/2015	$10,259	$10,204	$10,001
5/31/2015	$10,287	$10,186	$10,001
6/30/2015	$10,205	$10,073	$10,001
7/31/2015	$10,205	$10,131	$10,000
8/31/2015	$10,115	$10,101	$10,002
9/30/2015	$9,997	$10,141	$10,002
10/31/2015	$10,099	$10,173	$10,001
11/30/2015	$10,034	$10,136	$10,002
12/31/2015	$9,891	$10,086	$10,005
1/31/2016	$9,685	$10,197	$10,006
2/29/2016	$9,566	$10,269	$10,008
3/31/2016	$9,931	$10,395	$10,013
4/30/2016	$10,161	$10,466	$10,015
5/31/2016	$10,230	$10,474	$10,016
6/30/2016	$10,193	$10,659	$10,020
7/31/2016	$10,390	$10,746	$10,023
8/31/2016	$10,475	$10,758	$10,025
9/30/2016	$10,525	$10,761	$10,030
10/31/2016	$10,591	$10,689	$10,032
11/30/2016	$10,470	$10,449	$10,034
12/31/2016	$10,661	$10,480	$10,038
1/31/2017	$10,854	$10,517	$10,042
2/28/2017	$10,972	$10,598	$10,047
3/31/2017	$11,025	$10,594	$10,048
4/30/2017	$11,060	$10,682	$10,055
5/31/2017	$11,072	$10,765	$10,060
6/30/2017	$11,097	$10,756	$10,069
7/31/2017	$11,144	$10,809	$10,077
8/31/2017	$11,158	$10,903	$10,087
9/30/2017	$11,212	$10,864	$10,095
10/31/2017	$11,260	$10,877	$10,104
11/30/2017	$11,280	$10,861	$10,113
12/31/2017	$11,321	$10,909	$10,124
1/31/2018	$11,404	$10,804	$10,136
2/28/2018	$11,315	$10,701	$10,146
3/31/2018	$11,280	$10,755	$10,159
4/30/2018	$11,306	$10,683	$10,173
5/31/2018	$11,224	$10,742	$10,189
6/30/2018	$11,186	$10,726	$10,206
7/31/2018	$11,285	$10,749	$10,222
8/31/2018	$11,271	$10,801	$10,240
9/30/2018	$11,345	$10,755	$10,255
10/31/2018	$11,249	$10,665	$10,274
11/30/2018	$11,143	$10,713	$10,295
12/31/2018	$10,957	$10,881	$10,314
1/31/2019	$11,266	$11,031	$10,334
2/28/2019	$11,414	$11,043	$10,352
3/31/2019	$11,459	$11,242	$10,375
4/30/2019	$11,594	$11,258	$10,395
5/31/2019	$11,530	$11,430	$10,419
6/30/2019	$11,641	$11,592	$10,441
7/31/2019	$11,704	$11,627	$10,461
8/31/2019	$11,717	$11,890	$10,482
9/30/2019	$11,753	$11,838	$10,501
10/31/2019	$11,760	$11,876	$10,521
11/30/2019	$11,776	$11,874	$10,534
12/31/2019	$11,905	$11,892	$10,549
1/31/2020	$11,987	$12,105	$10,563
2/29/2020	$11,876	$12,286	$10,579
3/31/2020	$10,771	$12,046	$10,610
4/30/2020	$11,201	$12,288	$10,610
5/31/2020	$11,514	$12,403	$10,611
6/30/2020	$11,707	$12,506	$10,612
7/31/2020	$12,025	$12,726	$10,614
8/31/2020	$12,173	$12,652	$10,615
9/30/2020	$12,088	$12,630	$10,616
10/31/2020	$12,222	$12,584	$10,617
11/30/2020	$12,642	$12,749	$10,618
12/31/2020	$12,815	$12,793	$10,619
1/31/2021	$12,838	$12,712	$10,620
2/28/2021	$12,912	$12,548	$10,621
3/31/2021	$12,910	$12,402	$10,622
4/30/2021	$12,984	$12,506	$10,622
5/31/2021	$13,047	$12,554	$10,622
6/30/2021	$13,110	$12,646	$10,622
7/31/2021	$13,086	$12,773	$10,623
8/31/2021	$13,152	$12,764	$10,623
9/30/2021	$13,163	$12,655	$10,624
10/31/2021	$13,135	$12,645	$10,623
11/30/2021	$12,993	$12,660	$10,624
12/31/2021	$13,105	$12,652	$10,625
1/31/2022	$13,003	$12,374	$10,624
2/28/2022	$12,801	$12,205	$10,626
3/31/2022	$12,775	$11,878	$10,629
4/30/2022	$12,613	$11,435	$10,630
5/31/2022	$12,536	$11,498	$10,638
6/30/2022	$12,236	$11,268	$10,640
7/31/2022	$12,368	$11,551	$10,645
8/31/2022	$12,338	$11,251	$10,663
9/30/2022	$12,028	$10,766	$10,689
10/31/2022	$11,994	$10,648	$10,706
11/30/2022	$12,228	$11,045	$10,740
12/31/2022	$12,257	$11,008	$10,779
1/31/2023	$12,474	$11,349	$10,813
2/28/2023	$12,394	$11,070	$10,848
3/31/2023	$12,425	$11,330	$10,895
4/30/2023	$12,471	$11,399	$10,929
5/31/2023	$12,380	$11,281	$10,972
6/30/2023	$12,488	$11,264	$11,022
7/31/2023	$12,617	$11,275	$11,066
8/31/2023	$12,575	$11,207	$11,116
9/30/2023	$12,441	$10,940	$11,167
10/31/2023	$12,355	$10,775	$11,217
11/30/2023	$12,733	$11,260	$11,267
12/31/2023	$13,087	$11,687	$11,320
1/31/2024	$13,119	$11,659	$11,368
2/29/2024	$13,128	$11,520	$11,415
3/31/2024	$13,263	$11,633	$11,466
4/30/2024	$13,113	$11,361	$11,515
5/31/2024	$13,302	$11,549	$11,570
6/30/2024	$13,394	$11,655	$11,618
7/31/2024	$13,627	$11,919	$11,670
8/31/2024	$13,797	$12,095	$11,725
9/30/2024	$13,967	$12,261	$11,776
10/31/2024	$13,774	$11,982	$11,821

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 12/8/14
Class I2	11.49%	3.21%	3.29%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.84%
ICE BofA U.S. 3-Month Treasury Bill IndexFootnote Reference(b)	5.39%	2.36%	1.70%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	ICE BofAML U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$154,784,924
Number of Portfolio Holdings	698
Portfolio Turnover Rate	126%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,549,945
Average MaturityFootnote Reference§	8.93 years
DurationFootnote Reference†	4.45 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Unconstrained Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	3.6%
AAA	2.5
AA	2.6
A	9.3
BBB	17.6
BB	14.3
B	18.3
CCC and Below	1.9
Not Rated	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	41.4%
Loan Assignments	18.7
U.S. Government Agency Obligations	15.7
Short-Term Investment Companies	10.4
Asset-Backed Securities	8.3
U.S. Government Obligations	4.5
Other Investment Company	3.8
Preferred Stocks	0.9
Foreign Government Obligations	0.7
Common Stocks	0.2
Convertible Bonds	0.1
Net Other Assets (Liabilities)Footnote Reference^	(4.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

State Street Institutional U.S. Government Money Market Fund, 4.82%, 12/31/2030	10.3%
Federal National Mortgage Association, 2.50%, 02/01/2038	5.2
Federal National Mortgage Association, 2.50%, 02/01/2052	4.8
U.S. Treasury Bonds, 4.13%, 08/15/2044	2.7
TCW CLO Ltd., Class D, Series 2021-2A, 3-Month Term SOFR, 8.14%, 07/25/2034	1.9
Trinitas CLO XIV Ltd., Class CR, Series 2020-14A, 3-Month Term SOFR, 7.03%, 01/25/2034	1.9
Columbia Cent CLO 33 Ltd., Class A1, Series 2024-33A, 3-Month Term SOFR, 6.22%, 04/20/2037	1.4
Federal Home Loan Mortgage Corp., 5.50%, 08/01/2053	1.3
Government National Mortgage Association, 3.00%, 02/20/2052	1.2
Allegro CLO VIII-S Ltd., Class B, Series 2024-3A, 3-Month Term SOFR, 10/15/2037	1.1

Transamerica Unconstrained Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Unconstrained Bond

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica US Growth

Class A

TADAX

October 31, 2024

Fund Overview

Transamerica US Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$122	1.02%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the trailing twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (“Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September 2024 in an effort to generate a soft landing for the economy.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection in an effort to generate benchmark relative outperformance.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the period.

During the period, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. The Fund’s overweight to utilities and underweights to consumer staples and real estate contributed to relative performance the most. This was partially offset by overweight allocations to the health care and financials sectors and an underweight to the information technology sector, which detracted from relative performance.

The Fund’s largest relative detractors during the period included overweight in Estee Lauder Cos., Inc., Class A, a cosmetics company, and Lululemon Athletica, Inc. an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., a U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica US Growth

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$9,449	$10,000	$10,000
11/30/2014	$9,769	$10,242	$10,317
12/31/2014	$9,723	$10,242	$10,209
1/31/2015	$9,559	$9,957	$10,053
2/28/2015	$10,303	$10,534	$10,723
3/31/2015	$10,188	$10,427	$10,601
4/30/2015	$10,200	$10,474	$10,654
5/31/2015	$10,363	$10,619	$10,804
6/30/2015	$10,218	$10,441	$10,614
7/31/2015	$10,611	$10,616	$10,974
8/31/2015	$9,958	$9,975	$10,307
9/30/2015	$9,710	$9,684	$10,052
10/31/2015	$10,544	$10,449	$10,918
11/30/2015	$10,502	$10,507	$10,949
12/31/2015	$10,339	$10,291	$10,788
1/31/2016	$9,695	$9,711	$10,186
2/29/2016	$9,609	$9,707	$10,181
3/31/2016	$10,265	$10,391	$10,868
4/30/2016	$10,191	$10,455	$10,769
5/31/2016	$10,476	$10,642	$10,978
6/30/2016	$10,407	$10,664	$10,935
7/31/2016	$10,872	$11,087	$11,451
8/31/2016	$10,742	$11,116	$11,394
9/30/2016	$10,717	$11,133	$11,436
10/31/2016	$10,445	$10,892	$11,167
11/30/2016	$10,550	$11,380	$11,410
12/31/2016	$10,584	$11,602	$11,551
1/31/2017	$10,983	$11,820	$11,941
2/28/2017	$11,445	$12,260	$12,437
3/31/2017	$11,578	$12,268	$12,580
4/30/2017	$11,882	$12,398	$12,868
5/31/2017	$12,262	$12,525	$13,203
6/30/2017	$12,129	$12,638	$13,168
7/31/2017	$12,471	$12,876	$13,518
8/31/2017	$12,597	$12,901	$13,766
9/30/2017	$12,622	$13,216	$13,945
10/31/2017	$13,135	$13,504	$14,485
11/30/2017	$13,509	$13,914	$14,925
12/31/2017	$13,625	$14,053	$15,041
1/31/2018	$14,656	$14,794	$16,107
2/28/2018	$14,326	$14,249	$15,684
3/31/2018	$14,004	$13,963	$15,254
4/30/2018	$14,046	$14,016	$15,308
5/31/2018	$14,719	$14,412	$15,978
6/30/2018	$14,944	$14,506	$16,132
7/31/2018	$15,316	$14,987	$16,606
8/31/2018	$16,193	$15,514	$17,514
9/30/2018	$16,256	$15,539	$17,612
10/31/2018	$14,677	$14,395	$16,037
11/30/2018	$14,888	$14,683	$16,207
12/31/2018	$13,584	$13,317	$14,814
1/31/2019	$14,989	$14,460	$16,145
2/28/2019	$15,637	$14,968	$16,723
3/31/2019	$15,952	$15,187	$17,199
4/30/2019	$16,813	$15,793	$17,976
5/31/2019	$15,771	$14,771	$16,840
6/30/2019	$16,813	$15,809	$17,997
7/31/2019	$17,136	$16,044	$18,403
8/31/2019	$16,765	$15,717	$18,262
9/30/2019	$16,955	$15,993	$18,265
10/31/2019	$17,491	$16,337	$18,779
11/30/2019	$18,360	$16,958	$19,613
12/31/2019	$18,930	$17,447	$20,204
1/31/2020	$19,340	$17,428	$20,656
2/29/2020	$17,895	$16,002	$19,249
3/31/2020	$15,987	$13,801	$17,356
4/30/2020	$18,348	$15,629	$19,924
5/31/2020	$19,622	$16,465	$21,261
6/30/2020	$20,409	$16,841	$22,187
7/31/2020	$21,804	$17,797	$23,894
8/31/2020	$23,942	$19,087	$26,360
9/30/2020	$23,035	$18,392	$25,120
10/31/2020	$22,171	$17,995	$24,267
11/30/2020	$24,584	$20,184	$26,751
12/31/2020	$25,723	$21,092	$27,982
1/31/2021	$25,375	$20,998	$27,775
2/28/2021	$25,572	$21,654	$27,768
3/31/2021	$26,023	$22,431	$28,245
4/30/2021	$27,620	$23,587	$30,167
5/31/2021	$27,160	$23,695	$29,750
6/30/2021	$28,626	$24,279	$31,616
7/31/2021	$29,424	$24,689	$32,658
8/31/2021	$30,401	$25,393	$33,879
9/30/2021	$28,691	$24,254	$31,982
10/31/2021	$30,749	$25,894	$34,752
11/30/2021	$30,373	$25,500	$34,964
12/31/2021	$30,920	$26,504	$35,704
1/31/2022	$28,269	$24,945	$32,639
2/28/2022	$26,900	$24,317	$31,253
3/31/2022	$27,820	$25,105	$32,476
4/30/2022	$24,623	$22,852	$28,554
5/31/2022	$23,907	$22,822	$27,890
6/30/2022	$21,715	$20,912	$25,681
7/31/2022	$24,356	$22,874	$28,763
8/31/2022	$23,169	$22,021	$27,423
9/30/2022	$20,838	$19,979	$24,757
10/31/2022	$21,843	$21,617	$26,204
11/30/2022	$22,773	$22,745	$27,398
12/31/2022	$21,135	$21,414	$25,301
1/31/2023	$23,068	$22,888	$27,409
2/28/2023	$22,577	$22,353	$27,084
3/31/2023	$24,141	$22,951	$28,935
4/30/2023	$24,387	$23,196	$29,221
5/31/2023	$25,471	$23,286	$30,553
6/30/2023	$27,327	$24,876	$32,642
7/31/2023	$27,986	$25,768	$33,742
8/31/2023	$27,617	$25,270	$33,439
9/30/2023	$26,120	$24,067	$31,620
10/31/2023	$25,795	$23,429	$31,170
11/30/2023	$28,489	$25,613	$34,568
12/31/2023	$29,883	$26,972	$36,098
1/31/2024	$30,821	$27,271	$36,999
2/29/2024	$33,301	$28,747	$39,523
3/31/2024	$33,869	$29,674	$40,219
4/30/2024	$32,246	$28,369	$38,513
5/31/2024	$33,509	$29,709	$40,819
6/30/2024	$35,514	$30,629	$43,571
7/31/2024	$34,830	$31,198	$42,830
8/31/2024	$35,688	$31,877	$43,722
9/30/2024	$36,591	$32,537	$44,961
10/31/2024	$36,151	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	32.46%	14.33%	13.71%
Class A	40.15%	15.63%	14.36%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,400,651,997
Number of Portfolio Holdings	64
Portfolio Turnover Rate	36%
Total Advisory Fees Paid (net of waivers and reimbursements)	$14,507,269

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.9%
Communication Services	14.5
Consumer Discretionary	12.5
Health Care	8.9
Financials	6.8
Industrials	3.9
Consumer Staples	1.9
Real Estate	1.3
Materials	1.1
Energy	0.3
Utilities	0.3
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica US Growth

Class A

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.6%
Apple, Inc.	8.6
Microsoft Corp.	7.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	5.1
Alphabet, Inc., Class A	4.8
Broadcom, Inc.	4.2
Eli Lilly & Co.	3.2
Mastercard, Inc., Class A	2.9
Netflix, Inc.	2.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica US Growth

Class A

Annual Shareholder Report

October 31, 2024

Transamerica US Growth

Class C

TADCX

October 31, 2024

Fund Overview

Transamerica US Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$216	1.81%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the trailing twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (“Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September 2024 in an effort to generate a soft landing for the economy.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection in an effort to generate benchmark relative outperformance.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the period.

During the period, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. The Fund’s overweight to utilities and underweights to consumer staples and real estate contributed to relative performance the most. This was partially offset by overweight allocations to the health care and financials sectors and an underweight to the information technology sector, which detracted from relative performance.

The Fund’s largest relative detractors during the period included overweight in Estee Lauder Cos., Inc., Class A, a cosmetics company, and Lululemon Athletica, Inc. an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., a U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica US Growth

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,335	$10,242	$10,317
12/31/2014	$10,272	$10,242	$10,209
1/31/2015	$10,096	$9,957	$10,053
2/28/2015	$10,869	$10,534	$10,723
3/31/2015	$10,751	$10,427	$10,601
4/30/2015	$10,751	$10,474	$10,654
5/31/2015	$10,915	$10,619	$10,804
6/30/2015	$10,758	$10,441	$10,614
7/31/2015	$11,164	$10,616	$10,974
8/31/2015	$10,469	$9,975	$10,307
9/30/2015	$10,200	$9,684	$10,052
10/31/2015	$11,072	$10,449	$10,918
11/30/2015	$11,020	$10,507	$10,949
12/31/2015	$10,843	$10,291	$10,788
1/31/2016	$10,157	$9,711	$10,186
2/29/2016	$10,063	$9,707	$10,181
3/31/2016	$10,742	$10,391	$10,868
4/30/2016	$10,661	$10,455	$10,769
5/31/2016	$10,950	$10,642	$10,978
6/30/2016	$10,870	$10,664	$10,935
7/31/2016	$11,354	$11,087	$11,451
8/31/2016	$11,206	$11,116	$11,394
9/30/2016	$11,172	$11,133	$11,436
10/31/2016	$10,876	$10,892	$11,167
11/30/2016	$10,984	$11,380	$11,410
12/31/2016	$11,006	$11,602	$11,551
1/31/2017	$11,419	$11,820	$11,941
2/28/2017	$11,893	$12,260	$12,437
3/31/2017	$12,024	$12,268	$12,580
4/30/2017	$12,326	$12,398	$12,868
5/31/2017	$12,718	$12,525	$13,203
6/30/2017	$12,567	$12,638	$13,168
7/31/2017	$12,918	$12,876	$13,518
8/31/2017	$13,035	$12,901	$13,766
9/30/2017	$13,055	$13,216	$13,945
10/31/2017	$13,578	$13,504	$14,485
11/30/2017	$13,956	$13,914	$14,925
12/31/2017	$14,060	$14,053	$15,041
1/31/2018	$15,118	$14,794	$16,107
2/28/2018	$14,765	$14,249	$15,684
3/31/2018	$14,428	$13,963	$15,254
4/30/2018	$14,459	$14,016	$15,308
5/31/2018	$15,141	$14,412	$15,978
6/30/2018	$15,363	$14,506	$16,132
7/31/2018	$15,738	$14,987	$16,606
8/31/2018	$16,627	$15,514	$17,514
9/30/2018	$16,681	$15,539	$17,612
10/31/2018	$15,041	$14,395	$16,037
11/30/2018	$15,248	$14,683	$16,207
12/31/2018	$13,900	$13,317	$14,814
1/31/2019	$15,334	$14,460	$16,145
2/28/2019	$15,986	$14,968	$16,723
3/31/2019	$16,299	$15,187	$17,199
4/30/2019	$17,168	$15,793	$17,976
5/31/2019	$16,090	$14,771	$16,840
6/30/2019	$17,133	$15,809	$17,997
7/31/2019	$17,455	$16,044	$18,403
8/31/2019	$17,073	$15,717	$18,262
9/30/2019	$17,246	$15,993	$18,265
10/31/2019	$17,794	$16,337	$18,779
11/30/2019	$18,663	$16,958	$19,613
12/31/2019	$19,230	$17,447	$20,204
1/31/2020	$19,638	$17,428	$20,656
2/29/2020	$18,158	$16,002	$19,249
3/31/2020	$16,204	$13,801	$17,356
4/30/2020	$18,594	$15,629	$19,924
5/31/2020	$19,875	$16,465	$21,261
6/30/2020	$20,653	$16,841	$22,187
7/31/2020	$22,047	$17,797	$23,894
8/31/2020	$24,192	$19,087	$26,360
9/30/2020	$23,262	$18,392	$25,120
10/31/2020	$22,370	$17,995	$24,267
11/30/2020	$24,789	$20,184	$26,751
12/31/2020	$25,919	$21,092	$27,982
1/31/2021	$25,550	$20,998	$27,775
2/28/2021	$25,740	$21,654	$27,768
3/31/2021	$26,182	$22,431	$28,245
4/30/2021	$27,760	$23,587	$30,167
5/31/2021	$27,287	$23,695	$29,750
6/30/2021	$28,728	$24,279	$31,616
7/31/2021	$29,517	$24,689	$32,658
8/31/2021	$30,475	$25,393	$33,879
9/30/2021	$28,739	$24,254	$31,982
10/31/2021	$30,791	$25,894	$34,752
11/30/2021	$30,391	$25,500	$34,964
12/31/2021	$30,919	$26,504	$35,704
1/31/2022	$28,252	$24,945	$32,639
2/28/2022	$26,863	$24,317	$31,253
3/31/2022	$27,765	$25,105	$32,476
4/30/2022	$24,550	$22,852	$28,554
5/31/2022	$23,819	$22,822	$27,890
6/30/2022	$21,615	$20,912	$25,681
7/31/2022	$24,245	$22,874	$28,763
8/31/2022	$23,052	$22,021	$27,423
9/30/2022	$20,714	$19,979	$24,757
10/31/2022	$21,700	$21,617	$26,204
11/30/2022	$22,614	$22,745	$27,398
12/31/2022	$20,979	$21,414	$25,301
1/31/2023	$22,876	$22,888	$27,409
2/28/2023	$22,376	$22,353	$27,084
3/31/2023	$23,914	$22,951	$28,935
4/30/2023	$24,144	$23,196	$29,221
5/31/2023	$25,182	$23,286	$30,553
6/30/2023	$27,002	$24,876	$32,642
7/31/2023	$27,643	$25,768	$33,742
8/31/2023	$27,259	$25,270	$33,439
9/30/2023	$25,759	$24,067	$31,620
10/31/2023	$25,426	$23,429	$31,170
11/30/2023	$28,066	$25,613	$34,568
12/31/2023	$29,407	$26,972	$36,098
1/31/2024	$30,329	$27,271	$36,999
2/29/2024	$32,735	$28,747	$39,523
3/31/2024	$33,283	$29,674	$40,219
4/30/2024	$31,666	$28,369	$38,513
5/31/2024	$32,882	$29,709	$40,819
6/30/2024	$34,820	$30,629	$43,571
7/31/2024	$34,125	$31,198	$42,830
8/31/2024	$34,941	$31,877	$43,722
9/30/2024	$35,810	$32,537	$44,961
10/31/2024	$35,355	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	38.05%	14.72%	13.46%
Class C	39.05%	14.72%	13.46%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,400,651,997
Number of Portfolio Holdings	64
Portfolio Turnover Rate	36%
Total Advisory Fees Paid (net of waivers and reimbursements)	$14,507,269

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.9%
Communication Services	14.5
Consumer Discretionary	12.5
Health Care	8.9
Financials	6.8
Industrials	3.9
Consumer Staples	1.9
Real Estate	1.3
Materials	1.1
Energy	0.3
Utilities	0.3
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica US Growth

Class C

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.6%
Apple, Inc.	8.6
Microsoft Corp.	7.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	5.1
Alphabet, Inc., Class A	4.8
Broadcom, Inc.	4.2
Eli Lilly & Co.	3.2
Mastercard, Inc., Class A	2.9
Netflix, Inc.	2.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica US Growth

Class C

Annual Shareholder Report

October 31, 2024

Transamerica US Growth

Class I

TDEIX

October 31, 2024

Fund Overview

Transamerica US Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$93	0.77%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the trailing twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (“Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September 2024 in an effort to generate a soft landing for the economy.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection in an effort to generate benchmark relative outperformance.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the period.

During the period, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. The Fund’s overweight to utilities and underweights to consumer staples and real estate contributed to relative performance the most. This was partially offset by overweight allocations to the health care and financials sectors and an underweight to the information technology sector, which detracted from relative performance.

The Fund’s largest relative detractors during the period included overweight in Estee Lauder Cos., Inc., Class A, a cosmetics company, and Lululemon Athletica, Inc. an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., a U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica US Growth

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,339	$10,242	$10,317
12/31/2014	$10,294	$10,242	$10,209
1/31/2015	$10,123	$9,957	$10,053
2/28/2015	$10,912	$10,534	$10,723
3/31/2015	$10,799	$10,427	$10,601
4/30/2015	$10,811	$10,474	$10,654
5/31/2015	$10,982	$10,619	$10,804
6/30/2015	$10,836	$10,441	$10,614
7/31/2015	$11,259	$10,616	$10,974
8/31/2015	$10,565	$9,975	$10,307
9/30/2015	$10,306	$9,684	$10,052
10/31/2015	$11,196	$10,449	$10,918
11/30/2015	$11,152	$10,507	$10,949
12/31/2015	$10,985	$10,291	$10,788
1/31/2016	$10,298	$9,711	$10,186
2/29/2016	$10,207	$9,707	$10,181
3/31/2016	$10,907	$10,391	$10,868
4/30/2016	$10,836	$10,455	$10,769
5/31/2016	$11,147	$10,642	$10,978
6/30/2016	$11,069	$10,664	$10,935
7/31/2016	$11,575	$11,087	$11,451
8/31/2016	$11,432	$11,116	$11,394
9/30/2016	$11,407	$11,133	$11,436
10/31/2016	$11,121	$10,892	$11,167
11/30/2016	$11,238	$11,380	$11,410
12/31/2016	$11,276	$11,602	$11,551
1/31/2017	$11,709	$11,820	$11,941
2/28/2017	$12,201	$12,260	$12,437
3/31/2017	$12,347	$12,268	$12,580
4/30/2017	$12,673	$12,398	$12,868
5/31/2017	$13,085	$12,525	$13,203
6/30/2017	$12,945	$12,638	$13,168
7/31/2017	$13,318	$12,876	$13,518
8/31/2017	$13,451	$12,901	$13,766
9/30/2017	$13,484	$13,216	$13,945
10/31/2017	$14,036	$13,504	$14,485
11/30/2017	$14,441	$13,914	$14,925
12/31/2017	$14,563	$14,053	$15,041
1/31/2018	$15,663	$14,794	$16,107
2/28/2018	$15,323	$14,249	$15,684
3/31/2018	$14,977	$13,963	$15,254
4/30/2018	$15,028	$14,016	$15,308
5/31/2018	$15,751	$14,412	$15,978
6/30/2018	$15,995	$14,506	$16,132
7/31/2018	$16,400	$14,987	$16,606
8/31/2018	$17,345	$15,514	$17,514
9/30/2018	$17,411	$15,539	$17,612
10/31/2018	$15,722	$14,395	$16,037
11/30/2018	$15,950	$14,683	$16,207
12/31/2018	$14,557	$13,317	$14,814
1/31/2019	$16,064	$14,460	$16,145
2/28/2019	$16,768	$14,968	$16,723
3/31/2019	$17,108	$15,187	$17,199
4/30/2019	$18,044	$15,793	$17,976
5/31/2019	$16,926	$14,771	$16,840
6/30/2019	$18,044	$15,809	$17,997
7/31/2019	$18,400	$16,044	$18,403
8/31/2019	$18,010	$15,717	$18,262
9/30/2019	$18,209	$15,993	$18,265
10/31/2019	$18,797	$16,337	$18,779
11/30/2019	$19,733	$16,958	$19,613
12/31/2019	$20,356	$17,447	$20,204
1/31/2020	$20,795	$17,428	$20,656
2/29/2020	$19,246	$16,002	$19,249
3/31/2020	$17,195	$13,801	$17,356
4/30/2020	$19,747	$15,629	$19,924
5/31/2020	$21,118	$16,465	$21,261
6/30/2020	$21,969	$16,841	$22,187
7/31/2020	$23,482	$17,797	$23,894
8/31/2020	$25,784	$19,087	$26,360
9/30/2020	$24,816	$18,392	$25,120
10/31/2020	$23,885	$17,995	$24,267
11/30/2020	$26,491	$20,184	$26,751
12/31/2020	$27,720	$21,092	$27,982
1/31/2021	$27,347	$20,998	$27,775
2/28/2021	$27,572	$21,654	$27,768
3/31/2021	$28,073	$22,431	$28,245
4/30/2021	$29,789	$23,587	$30,167
5/31/2021	$29,299	$23,695	$29,750
6/30/2021	$30,888	$24,279	$31,616
7/31/2021	$31,751	$24,689	$32,658
8/31/2021	$32,810	$25,393	$33,879
9/30/2021	$30,976	$24,254	$31,982
10/31/2021	$33,213	$25,894	$34,752
11/30/2021	$32,810	$25,500	$34,964
12/31/2021	$33,401	$26,504	$35,704
1/31/2022	$30,546	$24,945	$32,639
2/28/2022	$29,068	$24,317	$31,253
3/31/2022	$30,068	$25,105	$32,476
4/30/2022	$26,657	$22,852	$28,554
5/31/2022	$25,901	$22,822	$27,890
6/30/2022	$23,523	$20,912	$25,681
7/31/2022	$26,390	$22,874	$28,763
8/31/2022	$25,123	$22,021	$27,423
9/30/2022	$22,590	$19,979	$24,757
10/31/2022	$23,691	$21,617	$26,204
11/30/2022	$24,705	$22,745	$27,398
12/31/2022	$22,942	$21,414	$25,301
1/31/2023	$25,034	$22,888	$27,409
2/28/2023	$24,511	$22,353	$27,084
3/31/2023	$26,208	$22,951	$28,935
4/30/2023	$26,487	$23,196	$29,221
5/31/2023	$27,673	$23,286	$30,553
6/30/2023	$29,683	$24,876	$32,642
7/31/2023	$30,416	$25,768	$33,742
8/31/2023	$30,020	$25,270	$33,439
9/30/2023	$28,393	$24,067	$31,620
10/31/2023	$28,056	$23,429	$31,170
11/30/2023	$30,985	$25,613	$34,568
12/31/2023	$32,504	$26,972	$36,098
1/31/2024	$33,539	$27,271	$36,999
2/29/2024	$36,245	$28,747	$39,523
3/31/2024	$36,871	$29,674	$40,219
4/30/2024	$35,114	$28,369	$38,513
5/31/2024	$36,486	$29,709	$40,819
6/30/2024	$38,687	$30,629	$43,571
7/31/2024	$37,953	$31,198	$42,830
8/31/2024	$38,892	$31,877	$43,722
9/30/2024	$39,878	$32,537	$44,961
10/31/2024	$39,409	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	40.46%	15.96%	14.70%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,400,651,997
Number of Portfolio Holdings	64
Portfolio Turnover Rate	36%
Total Advisory Fees Paid (net of waivers and reimbursements)	$14,507,269

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.9%
Communication Services	14.5
Consumer Discretionary	12.5
Health Care	8.9
Financials	6.8
Industrials	3.9
Consumer Staples	1.9
Real Estate	1.3
Materials	1.1
Energy	0.3
Utilities	0.3
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica US Growth

Class I

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.6%
Apple, Inc.	8.6
Microsoft Corp.	7.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	5.1
Alphabet, Inc., Class A	4.8
Broadcom, Inc.	4.2
Eli Lilly & Co.	3.2
Mastercard, Inc., Class A	2.9
Netflix, Inc.	2.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica US Growth

Class I

Annual Shareholder Report

October 31, 2024

Transamerica US Growth

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica US Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$82	0.68%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the trailing twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (“Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September 2024 in an effort to generate a soft landing for the economy.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection in an effort to generate benchmark relative outperformance.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the period.

During the period, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. The Fund’s overweight to utilities and underweights to consumer staples and real estate contributed to relative performance the most. This was partially offset by overweight allocations to the health care and financials sectors and an underweight to the information technology sector, which detracted from relative performance.

The Fund’s largest relative detractors during the period included overweight in Estee Lauder Cos., Inc., Class A, a cosmetics company, and Lululemon Athletica, Inc. an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., a U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica US Growth

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,339	$10,242	$10,317
12/31/2014	$10,293	$10,242	$10,209
1/31/2015	$10,122	$9,957	$10,053
2/28/2015	$10,913	$10,534	$10,723
3/31/2015	$10,799	$10,427	$10,601
4/30/2015	$10,812	$10,474	$10,654
5/31/2015	$10,989	$10,619	$10,804
6/30/2015	$10,843	$10,441	$10,614
7/31/2015	$11,267	$10,616	$10,974
8/31/2015	$10,578	$9,975	$10,307
9/30/2015	$10,318	$9,684	$10,052
10/31/2015	$11,210	$10,449	$10,918
11/30/2015	$11,166	$10,507	$10,949
12/31/2015	$11,002	$10,291	$10,788
1/31/2016	$10,318	$9,711	$10,186
2/29/2016	$10,227	$9,707	$10,181
3/31/2016	$10,930	$10,391	$10,868
4/30/2016	$10,859	$10,455	$10,769
5/31/2016	$11,165	$10,642	$10,978
6/30/2016	$11,093	$10,664	$10,935
7/31/2016	$11,594	$11,087	$11,451
8/31/2016	$11,464	$11,116	$11,394
9/30/2016	$11,438	$11,133	$11,436
10/31/2016	$11,151	$10,892	$11,167
11/30/2016	$11,269	$11,380	$11,410
12/31/2016	$11,303	$11,602	$11,551
1/31/2017	$11,737	$11,820	$11,941
2/28/2017	$12,238	$12,260	$12,437
3/31/2017	$12,385	$12,268	$12,580
4/30/2017	$12,713	$12,398	$12,868
5/31/2017	$13,127	$12,525	$13,203
6/30/2017	$12,987	$12,638	$13,168
7/31/2017	$13,361	$12,876	$13,518
8/31/2017	$13,495	$12,901	$13,766
9/30/2017	$13,528	$13,216	$13,945
10/31/2017	$14,083	$13,504	$14,485
11/30/2017	$14,491	$13,914	$14,925
12/31/2017	$14,617	$14,053	$15,041
1/31/2018	$15,731	$14,794	$16,107
2/28/2018	$15,382	$14,249	$15,684
3/31/2018	$15,040	$13,963	$15,254
4/30/2018	$15,092	$14,016	$15,308
5/31/2018	$15,820	$14,412	$15,978
6/30/2018	$16,065	$14,506	$16,132
7/31/2018	$16,474	$14,987	$16,606
8/31/2018	$17,425	$15,514	$17,514
9/30/2018	$17,491	$15,539	$17,612
10/31/2018	$15,798	$14,395	$16,037
11/30/2018	$16,028	$14,683	$16,207
12/31/2018	$14,633	$13,317	$14,814
1/31/2019	$16,151	$14,460	$16,145
2/28/2019	$16,860	$14,968	$16,723
3/31/2019	$17,201	$15,187	$17,199
4/30/2019	$18,135	$15,793	$17,976
5/31/2019	$17,026	$14,771	$16,840
6/30/2019	$18,144	$15,809	$17,997
7/31/2019	$18,502	$16,044	$18,403
8/31/2019	$18,119	$15,717	$18,262
9/30/2019	$18,319	$15,993	$18,265
10/31/2019	$18,911	$16,337	$18,779
11/30/2019	$19,861	$16,958	$19,613
12/31/2019	$20,480	$17,447	$20,204
1/31/2020	$20,931	$17,428	$20,656
2/29/2020	$19,371	$16,002	$19,249
3/31/2020	$17,315	$13,801	$17,356
4/30/2020	$19,876	$15,629	$19,924
5/31/2020	$21,265	$16,465	$21,261
6/30/2020	$22,121	$16,841	$22,187
7/31/2020	$23,646	$17,797	$23,894
8/31/2020	$25,972	$19,087	$26,360
9/30/2020	$24,989	$18,392	$25,120
10/31/2020	$24,060	$17,995	$24,267
11/30/2020	$26,685	$20,184	$26,751
12/31/2020	$27,931	$21,092	$27,982
1/31/2021	$27,556	$20,998	$27,775
2/28/2021	$27,793	$21,654	$27,768
3/31/2021	$28,287	$22,431	$28,245
4/30/2021	$30,026	$23,587	$30,167
5/31/2021	$29,532	$23,695	$29,750
6/30/2021	$31,133	$24,279	$31,616
7/31/2021	$32,012	$24,689	$32,658
8/31/2021	$33,089	$25,393	$33,879
9/30/2021	$31,231	$24,254	$31,982
10/31/2021	$33,484	$25,894	$34,752
11/30/2021	$33,089	$25,500	$34,964
12/31/2021	$33,694	$26,504	$35,704
1/31/2022	$30,818	$24,945	$32,639
2/28/2022	$29,330	$24,317	$31,253
3/31/2022	$30,337	$25,105	$32,476
4/30/2022	$26,857	$22,852	$28,554
5/31/2022	$26,085	$22,822	$27,890
6/30/2022	$23,701	$20,912	$25,681
7/31/2022	$26,588	$22,874	$28,763
8/31/2022	$25,312	$22,021	$27,423
9/30/2022	$22,761	$19,979	$24,757
10/31/2022	$23,869	$21,617	$26,204
11/30/2022	$24,898	$22,745	$27,398
12/31/2022	$23,117	$21,414	$25,301
1/31/2023	$25,230	$22,888	$27,409
2/28/2023	$24,704	$22,353	$27,084
3/31/2023	$26,421	$22,951	$28,935
4/30/2023	$26,701	$23,196	$29,221
5/31/2023	$27,892	$23,286	$30,553
6/30/2023	$29,935	$24,876	$32,642
7/31/2023	$30,670	$25,768	$33,742
8/31/2023	$30,273	$25,270	$33,439
9/30/2023	$28,639	$24,067	$31,620
10/31/2023	$28,300	$23,429	$31,170
11/30/2023	$31,254	$25,613	$34,568
12/31/2023	$32,791	$26,972	$36,098
1/31/2024	$33,843	$27,271	$36,999
2/29/2024	$36,561	$28,747	$39,523
3/31/2024	$37,202	$29,674	$40,219
4/30/2024	$35,425	$28,369	$38,513
5/31/2024	$36,827	$29,709	$40,819
6/30/2024	$39,038	$30,629	$43,571
7/31/2024	$38,301	$31,198	$42,830
8/31/2024	$39,256	$31,877	$43,722
9/30/2024	$40,258	$32,537	$44,961
10/31/2024	$39,787	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	40.59%	16.04%	14.81%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,400,651,997
Number of Portfolio Holdings	64
Portfolio Turnover Rate	36%
Total Advisory Fees Paid (net of waivers and reimbursements)	$14,507,269

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.9%
Communication Services	14.5
Consumer Discretionary	12.5
Health Care	8.9
Financials	6.8
Industrials	3.9
Consumer Staples	1.9
Real Estate	1.3
Materials	1.1
Energy	0.3
Utilities	0.3
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica US Growth

Class I2

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.6%
Apple, Inc.	8.6
Microsoft Corp.	7.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	5.1
Alphabet, Inc., Class A	4.8
Broadcom, Inc.	4.2
Eli Lilly & Co.	3.2
Mastercard, Inc., Class A	2.9
Netflix, Inc.	2.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica US Growth

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica US Growth

Class R6

TAGHX

October 31, 2024

Fund Overview

Transamerica US Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$82	0.68%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the trailing twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (“Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September 2024 in an effort to generate a soft landing for the economy.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection in an effort to generate benchmark relative outperformance.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the period.

During the period, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. The Fund’s overweight to utilities and underweights to consumer staples and real estate contributed to relative performance the most. This was partially offset by overweight allocations to the health care and financials sectors and an underweight to the information technology sector, which detracted from relative performance.

The Fund’s largest relative detractors during the period included overweight in Estee Lauder Cos., Inc., Class A, a cosmetics company, and Lululemon Athletica, Inc. an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., a U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica US Growth

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Growth Index
5/28/2021	$10,000	$10,000	$10,000
6/30/2021	$10,542	$10,247	$10,627
7/31/2021	$10,840	$10,420	$10,978
8/31/2021	$11,201	$10,717	$11,388
9/30/2021	$10,575	$10,236	$10,750
10/31/2021	$11,338	$10,928	$11,681
11/30/2021	$11,204	$10,762	$11,753
12/31/2021	$11,410	$11,186	$12,001
1/31/2022	$10,432	$10,528	$10,971
2/28/2022	$9,932	$10,263	$10,505
3/31/2022	$10,273	$10,595	$10,916
4/30/2022	$9,094	$9,645	$9,598
5/31/2022	$8,833	$9,632	$9,375
6/30/2022	$8,026	$8,826	$8,632
7/31/2022	$9,003	$9,654	$9,668
8/31/2022	$8,568	$9,294	$9,218
9/30/2022	$7,708	$8,432	$8,322
10/31/2022	$8,083	$9,123	$8,808
11/30/2022	$8,431	$9,599	$9,210
12/31/2022	$7,828	$9,037	$8,505
1/31/2023	$8,543	$9,660	$9,213
2/28/2023	$8,366	$9,434	$9,104
3/31/2023	$8,947	$9,686	$9,726
4/30/2023	$9,042	$9,789	$9,822
5/31/2023	$9,445	$9,828	$10,270
6/30/2023	$10,133	$10,499	$10,972
7/31/2023	$10,382	$10,875	$11,342
8/31/2023	$10,251	$10,665	$11,240
9/30/2023	$9,698	$10,157	$10,629
10/31/2023	$9,579	$9,888	$10,477
11/30/2023	$10,580	$10,810	$11,620
12/31/2023	$11,100	$11,383	$12,134
1/31/2024	$11,456	$11,509	$12,437
2/29/2024	$12,381	$12,132	$13,285
3/31/2024	$12,598	$12,524	$13,519
4/30/2024	$11,996	$11,973	$12,946
5/31/2024	$12,467	$12,538	$13,721
6/30/2024	$13,220	$12,926	$14,646
7/31/2024	$12,966	$13,167	$14,397
8/31/2024	$13,289	$13,453	$14,697
9/30/2024	$13,629	$13,732	$15,113
10/31/2024	$13,469	$13,631	$15,063

Average Annual Total Returns

	1 Year	10 Years or Since Inception 5/28/21
Class R6	40.61%	9.10%
Russell 3000®IndexFootnote Reference(a)	37.86%	9.48%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	12.73%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,400,651,997
Number of Portfolio Holdings	64
Portfolio Turnover Rate	36%
Total Advisory Fees Paid (net of waivers and reimbursements)	$14,507,269

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.9%
Communication Services	14.5
Consumer Discretionary	12.5
Health Care	8.9
Financials	6.8
Industrials	3.9
Consumer Staples	1.9
Real Estate	1.3
Materials	1.1
Energy	0.3
Utilities	0.3
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica US Growth

Class R6

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.6%
Apple, Inc.	8.6
Microsoft Corp.	7.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	5.1
Alphabet, Inc., Class A	4.8
Broadcom, Inc.	4.2
Eli Lilly & Co.	3.2
Mastercard, Inc., Class A	2.9
Netflix, Inc.	2.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica US Growth

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica US Growth

Class T

TWMTX

October 31, 2024

Fund Overview

Transamerica US Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class T	$85	0.71%

How did the Fund perform last year and what affected its performance?

U.S. equities rose over the trailing twelve-month period ended October 31, 2024. The S&P 500® Index surged to a record high that was driven by performance in a select group of mega-cap technology companies. The U.S. Federal Reserve (“Fed”) began easing monetary policy with an interest-rate cut of 50 basis points in September 2024 in an effort to generate a soft landing for the economy.

The sub-adviser’s portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection in an effort to generate benchmark relative outperformance.

The Fund underperformed the Russell 1000® Growth Index, a benchmark of the Fund, during the period.

During the period, weak stock selection within the consumer staples, consumer discretionary, and information technology sectors were the primary drivers of relative underperformance. This was partially offset by strong selection in the communication services, financials, and industrials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed to relative performance. The Fund’s overweight to utilities and underweights to consumer staples and real estate contributed to relative performance the most. This was partially offset by overweight allocations to the health care and financials sectors and an underweight to the information technology sector, which detracted from relative performance.

The Fund’s largest relative detractors during the period included overweight in Estee Lauder Cos., Inc., Class A, a cosmetics company, and Lululemon Athletica, Inc. an apparel company, and an underweight in NVIDIA Corp., a U.S.-based semiconductor company.

The Fund’s largest relative contributors during the period included an underweight position in Microsoft Corp., a U.S.-based software company, and overweight positions in Broadcom, Inc., a global technology company, and Vistra Corp., a U.S.-based energy company.

Transamerica US Growth

Class T

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class T	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$9,150	$10,000	$10,000
11/30/2014	$9,463	$10,242	$10,317
12/31/2014	$9,419	$10,242	$10,209
1/31/2015	$9,264	$9,957	$10,053
2/28/2015	$9,986	$10,534	$10,723
3/31/2015	$9,882	$10,427	$10,601
4/30/2015	$9,892	$10,474	$10,654
5/31/2015	$10,053	$10,619	$10,804
6/30/2015	$9,918	$10,441	$10,614
7/31/2015	$10,304	$10,616	$10,974
8/31/2015	$9,672	$9,975	$10,307
9/30/2015	$9,436	$9,684	$10,052
10/31/2015	$10,249	$10,449	$10,918
11/30/2015	$10,208	$10,507	$10,949
12/31/2015	$10,057	$10,291	$10,788
1/31/2016	$9,432	$9,711	$10,186
2/29/2016	$9,349	$9,707	$10,181
3/31/2016	$9,991	$10,391	$10,868
4/30/2016	$9,925	$10,455	$10,769
5/31/2016	$10,205	$10,642	$10,978
6/30/2016	$10,140	$10,664	$10,935
7/31/2016	$10,598	$11,087	$11,451
8/31/2016	$10,474	$11,116	$11,394
9/30/2016	$10,449	$11,133	$11,436
10/31/2016	$10,188	$10,892	$11,167
11/30/2016	$10,293	$11,380	$11,410
12/31/2016	$10,329	$11,602	$11,551
1/31/2017	$10,723	$11,820	$11,941
2/28/2017	$11,179	$12,260	$12,437
3/31/2017	$11,312	$12,268	$12,580
4/30/2017	$11,613	$12,398	$12,868
5/31/2017	$11,987	$12,525	$13,203
6/30/2017	$11,859	$12,638	$13,168
7/31/2017	$12,201	$12,876	$13,518
8/31/2017	$12,327	$12,901	$13,766
9/30/2017	$12,354	$13,216	$13,945
10/31/2017	$12,862	$13,504	$14,485
11/30/2017	$13,234	$13,914	$14,925
12/31/2017	$13,345	$14,053	$15,041
1/31/2018	$14,358	$14,794	$16,107
2/28/2018	$14,043	$14,249	$15,684
3/31/2018	$13,727	$13,963	$15,254
4/30/2018	$13,779	$14,016	$15,308
5/31/2018	$14,438	$14,412	$15,978
6/30/2018	$14,666	$14,506	$16,132
7/31/2018	$15,036	$14,987	$16,606
8/31/2018	$15,903	$15,514	$17,514
9/30/2018	$15,962	$15,539	$17,612
10/31/2018	$14,418	$14,395	$16,037
11/30/2018	$14,628	$14,683	$16,207
12/31/2018	$13,351	$13,317	$14,814
1/31/2019	$14,737	$14,460	$16,145
2/28/2019	$15,382	$14,968	$16,723
3/31/2019	$15,695	$15,187	$17,199
4/30/2019	$16,546	$15,793	$17,976
5/31/2019	$15,529	$14,771	$16,840
6/30/2019	$16,552	$15,809	$17,997
7/31/2019	$16,876	$16,044	$18,403
8/31/2019	$16,522	$15,717	$18,262
9/30/2019	$16,710	$15,993	$18,265
10/31/2019	$17,248	$16,337	$18,779
11/30/2019	$18,112	$16,958	$19,613
12/31/2019	$18,680	$17,447	$20,204
1/31/2020	$19,087	$17,428	$20,656
2/29/2020	$17,668	$16,002	$19,249
3/31/2020	$15,785	$13,801	$17,356
4/30/2020	$18,122	$15,629	$19,924
5/31/2020	$19,390	$16,465	$21,261
6/30/2020	$20,168	$16,841	$22,187
7/31/2020	$21,556	$17,797	$23,894
8/31/2020	$23,673	$19,087	$26,360
9/30/2020	$22,783	$18,392	$25,120
10/31/2020	$21,933	$17,995	$24,267
11/30/2020	$24,325	$20,184	$26,751
12/31/2020	$25,458	$21,092	$27,982
1/31/2021	$25,119	$20,998	$27,775
2/28/2021	$25,328	$21,654	$27,768
3/31/2021	$25,784	$22,431	$28,245
4/30/2021	$27,367	$23,587	$30,167
5/31/2021	$26,920	$23,695	$29,750
6/30/2021	$28,375	$24,279	$31,616
7/31/2021	$29,177	$24,689	$32,658
8/31/2021	$30,151	$25,393	$33,879
9/30/2021	$28,463	$24,254	$31,982
10/31/2021	$30,519	$25,894	$34,752
11/30/2021	$30,154	$25,500	$34,964
12/31/2021	$30,704	$26,504	$35,704
1/31/2022	$28,075	$24,945	$32,639
2/28/2022	$26,720	$24,317	$31,253
3/31/2022	$27,640	$25,105	$32,476
4/30/2022	$24,468	$22,852	$28,554
5/31/2022	$23,765	$22,822	$27,890
6/30/2022	$21,589	$20,912	$25,681
7/31/2022	$24,218	$22,874	$28,763
8/31/2022	$23,054	$22,021	$27,423
9/30/2022	$20,731	$19,979	$24,757
10/31/2022	$21,742	$21,617	$26,204
11/30/2022	$22,677	$22,745	$27,398
12/31/2022	$21,054	$21,414	$25,301
1/31/2023	$22,979	$22,888	$27,409
2/28/2023	$22,500	$22,353	$27,084
3/31/2023	$24,062	$22,951	$28,935
4/30/2023	$24,318	$23,196	$29,221
5/31/2023	$25,401	$23,286	$30,553
6/30/2023	$27,255	$24,876	$32,642
7/31/2023	$27,925	$25,768	$33,742
8/31/2023	$27,568	$25,270	$33,439
9/30/2023	$26,077	$24,067	$31,620
10/31/2023	$25,761	$23,429	$31,170
11/30/2023	$28,454	$25,613	$34,568
12/31/2023	$29,852	$26,972	$36,098
1/31/2024	$30,807	$27,271	$36,999
2/29/2024	$33,289	$28,747	$39,523
3/31/2024	$33,869	$29,674	$40,219
4/30/2024	$32,249	$28,369	$38,513
5/31/2024	$33,520	$29,709	$40,819
6/30/2024	$35,536	$30,629	$43,571
7/31/2024	$34,863	$31,198	$42,830
8/31/2024	$35,728	$31,877	$43,722
9/30/2024	$36,644	$32,537	$44,961
10/31/2024	$36,215	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class T	40.58%	15.99%	14.75%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,400,651,997
Number of Portfolio Holdings	64
Portfolio Turnover Rate	36%
Total Advisory Fees Paid (net of waivers and reimbursements)	$14,507,269

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.9%
Communication Services	14.5
Consumer Discretionary	12.5
Health Care	8.9
Financials	6.8
Industrials	3.9
Consumer Staples	1.9
Real Estate	1.3
Materials	1.1
Energy	0.3
Utilities	0.3
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica US Growth

Class T

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	9.6%
Apple, Inc.	8.6
Microsoft Corp.	7.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	5.1
Alphabet, Inc., Class A	4.8
Broadcom, Inc.	4.2
Eli Lilly & Co.	3.2
Mastercard, Inc., Class A	2.9
Netflix, Inc.	2.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica US Growth

Class T

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 10/31 (in thousands)
		2024	2023
(a)	Audit Fees	$1295	$1297
(b)	Audit Related Fees(1)	$99	$102
(c)	Tax Fees(2)	$19	$19
(d)	All Other Fees(3)	$0	$37

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2024 and 2023 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The Schedules of Investments are included within the Financial Statements filed under Item 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica International Sustainable Equity
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Sustainable Equity

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 98.3%
Australia - 2.0%
Cochlear Ltd.	259	$ 47,951
CSL Ltd.	384	72,098
		120,049
Belgium - 1.1%
KBC Group NV	905	65,921
Brazil - 1.5%
Itau Unibanco Holding SA, ADR	8,021	48,527
Klabin SA	10,358	37,376
		85,903
Canada - 2.9%
BCE, Inc.	2,520	81,246
Canadian Pacific Kansas City Ltd.	1,127	86,959
		168,205
China - 4.2%
BYD Co. Ltd., H Shares	4,500	162,534
Sungrow Power Supply Co. Ltd., Class A	6,580	83,865
		246,399
Denmark - 3.1%
Novo Nordisk AS, Class B	1,186	133,028
Novonesis (Novozymes), Class B	763	47,948
		180,976
France - 8.9%
Air Liquide SA	415	74,410
Cie de Saint-Gobain SA	628	56,950
Cie Generale des Etablissements Michelin SCA	2,025	68,436
Edenred SE	1,738	56,211
EssilorLuxottica SA	249	58,405
L'Oreal SA	236	88,540
Schneider Electric SE	288	74,606
Veolia Environnement SA	1,403	44,545
		522,103
Germany - 5.8%
Infineon Technologies AG	1,829	57,841
Merck KGaA	329	54,392
SAP SE	606	141,492
Siemens AG	464	90,271
		343,996
Hong Kong - 4.1%
AIA Group Ltd.	18,200	143,640
Hong Kong Exchanges & Clearing Ltd.	2,400	96,097
		239,737
India - 2.5%
HDFC Bank Ltd., ADR	2,335	147,175
Indonesia - 1.3%
Bank Rakyat Indonesia Persero Tbk. PT	245,500	74,842
Ireland - 5.6%
Accenture PLC, Class A	237	81,722
Kerry Group PLC, Class A	1,172	117,054
	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
TE Connectivity PLC	465	$ 68,550
Trane Technologies PLC	167	61,817
		329,143
Italy - 0.5%
Terna - Rete Elettrica Nazionale (A)	3,132	27,129
Japan - 14.0%
Daiichi Sankyo Co. Ltd.	2,700	87,880
Hitachi Ltd.	6,500	163,312
KDDI Corp.	2,500	77,948
Recruit Holdings Co. Ltd.	2,200	134,337
SMC Corp.	200	84,909
Sony Group Corp., ADR	8,395	147,752
Sysmex Corp.	3,700	68,648
Tokio Marine Holdings, Inc.	1,600	57,626
		822,412
Kenya - 0.7%
Safaricom PLC	317,551	40,617
Mexico - 1.2%
Grupo Financiero Banorte SAB de CV, Class O	10,376	72,416
Netherlands - 2.3%
ASML Holding NV	72	48,466
Koninklijke Ahold Delhaize NV	2,604	85,853
		134,319
Norway - 1.2%
DNB Bank ASA	3,408	70,624
Peru - 1.1%
Credicorp Ltd.	340	62,604
Portugal - 1.0%
Jeronimo Martins SGPS SA	3,149	61,211
Republic of Korea - 2.9%
Samsung Electronics Co. Ltd.	1,005	42,673
Samsung SDI Co. Ltd.	190	44,549
Shinhan Financial Group Co. Ltd.	2,170	80,833
		168,055
Republic of South Africa - 0.9%
Woolworths Holdings Ltd.	14,886	54,968
Singapore - 1.3%
CapitaLand Investment Ltd.	36,900	77,954
Spain - 4.0%
Amadeus IT Group SA	756	54,805
EDP Renovaveis SA	2,115	28,666
Iberdrola SA	3,023	44,905
Industria de Diseno Textil SA (A)	1,832	104,451
		232,827
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Sweden - 1.8%
Atlas Copco AB, A Shares	3,012	$ 49,708
Epiroc AB, Class A	2,775	54,197
		103,905
Switzerland - 4.7%
DSM-Firmenich AG	526	62,375
Lonza Group AG	121	74,455
Roche Holding AG	259	80,265
Sika AG	223	62,109
		279,204
Taiwan - 4.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,475	281,046
United Kingdom - 9.4%
AstraZeneca PLC	536	76,269
Aviva PLC	14,951	87,617
Croda International PLC	805	38,627
Greggs PLC	2,223	78,815
Haleon PLC	16,919	81,314
Halma PLC	2,252	71,942
National Grid PLC, ADR	808	51,381
nVent Electric PLC	911	67,933
		553,898
United States - 2.4%
Ferguson Enterprises, Inc.	283	55,678
Linde PLC	182	83,019
		138,697
	Shares	Value
COMMON STOCKS (continued)
Uruguay - 1.1%
MercadoLibre, Inc. (B)	33	$ 67,227
Total Common Stocks (Cost $5,337,893)		5,773,562
PREFERRED STOCK - 0.0% (C)
Brazil - 0.0% (C)
Klabin SA, 4.35% (D)	2	2
Total Preferred Stock (Cost $0)		2
OTHER INVESTMENT COMPANY - 1.7%
Securities Lending Collateral - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	98,468	98,468
Total Other Investment Company (Cost $98,468)		98,468
Total Investments (Cost $5,436,361)		5,872,032
Net Other Assets (Liabilities) - 0.0% (C)		98
Net Assets - 100.0%		$ 5,872,130
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	10.6%	$622,942
Pharmaceuticals	7.4	431,834
Semiconductors & Semiconductor Equipment	6.6	387,353
Chemicals	6.3	368,488
Insurance	4.9	288,883
Industrial Conglomerates	4.3	253,583
Electrical Equipment	3.9	226,404
Machinery	3.2	188,814
Electronic Equipment, Instruments & Components	3.1	185,041
Health Care Equipment & Supplies	3.0	175,004
Personal Care Products	2.9	169,854
Automobiles	2.8	162,534
Household Durables	2.5	147,752
Consumer Staples Distribution & Retail	2.5	147,064
Software	2.4	141,492
Professional Services	2.3	134,337
Hotels, Restaurants & Leisure	2.3	133,620
Broadline Retail	2.1	122,195
Building Products	2.0	118,767
Wireless Telecommunication Services	2.0	118,565
Food Products	2.0	117,054
Specialty Retail	1.8	104,451
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Capital Markets	1.6%	$96,097
Multi-Utilities	1.6	95,926
Ground Transportation	1.5	86,959
IT Services	1.4	81,722
Diversified Telecommunication Services	1.4	81,246
Real Estate Management & Development	1.3	77,954
Life Sciences Tools & Services	1.3	74,455
Biotechnology	1.2	72,098
Electric Utilities	1.2	72,034
Automobile Components	1.2	68,436
Financial Services	1.0	56,211
Trading Companies & Distributors	0.9	55,678
Technology Hardware, Storage & Peripherals	0.7	42,673
Containers & Packaging	0.6	37,378
Independent Power & Renewable Electricity Producers	0.5	28,666
Investments	98.3	5,773,564
Short-Term Investments	1.7	98,468
Total Investments	100.0%	$ 5,872,032
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,502,428	$4,271,134	$—	$5,773,562
Preferred Stock	2	—	—	2
Other Investment Company	98,468	—	—	98,468
Total Investments	$1,600,898	$4,271,134	$—	$5,872,032
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $120,273, collateralized by cash collateral of $98,468 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $27,928. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Non-income producing security.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $5,436,361) (including securities loaned of $120,273)	$5,872,032
Cash	88,972
Foreign currency, at value (cost $146)	146
Receivables and other assets:
Investments sold	82,812
Net income from securities lending	30
Dividends	8,989
Tax reclaims	2,782
Total assets	6,055,763
Liabilities:
Cash collateral received upon return of:
Securities on loan	98,468
Payables and other liabilities:
Investments purchased	44,887
Investment management fees	3,594
Distribution and service fees	69
Transfer agent fees	48
Trustee and CCO fees	1
Audit and tax fees	22,354
Custody fees	10,211
Legal fees	65
Printing and shareholder reports fees	401
Registration fees	381
Other accrued expenses	3,154
Total liabilities	183,633
Net assets	$5,872,130
Net assets consist of:
Paid-in capital	$5,351,212
Total distributable earnings (accumulated losses)	520,918
Net assets	$5,872,130
Net assets by class:
Class A	$313,630
Class R6	5,558,500
Shares outstanding (unlimited shares, no par value):
Class A	28,718
Class R6	506,175
Net asset value per share: (A)
Class A	$10.92
Class R6	10.98
Maximum offering price per share: (B)
Class A	$11.56

(A)	Net asset value per share for Class R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$141,053
Interest income	1,848
Net income from securities lending	685
Withholding taxes on foreign income	(17,142)
Total investment income	126,444
Expenses:
Investment management fees	30,846
Distribution and service fees:
Class A	677
Transfer agent fees:
Class A	127
Class R6	400
Trustee and CCO fees	228
Audit and tax fees	20,098
Custody fees	14,587
Legal fees	415
Printing and shareholder reports fees	1,044
Registration fees	35,078
Filing fees	9,701
Other	3,054
Total expenses before waiver and/or reimbursement and recapture	116,255
Expenses waived and/or reimbursed:
Class A	(4,363)
Class R6	(80,688)
Recapture of previously waived and/or reimbursed fees:
Class A	706
Class R6	8,152
Net expenses	40,062
Net investment income (loss)	86,382
Net realized gain (loss) on:
Investments	30,683
Foreign currency transactions	(336)
Net realized gain (loss)	30,347
Net change in unrealized appreciation (depreciation) on:
Investments	939,934
Translation of assets and liabilities denominated in foreign currencies	(205)
Net change in unrealized appreciation (depreciation)	939,729
Net realized and change in unrealized gain (loss)	970,076
Net increase (decrease) in net assets resulting from operations	$1,056,458
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023 (A)
From operations:
Net investment income (loss)	$86,382	$57,209
Net realized gain (loss)	30,347	(17,766)
Net change in unrealized appreciation (depreciation)	939,729	(504,371)
Net increase (decrease) in net assets resulting from operations	1,056,458	(464,928)
Dividends and/or distributions to shareholders:
Class A	(3,607)	—
Class R6	(73,403)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(77,010)	—
Capital share transactions:
Proceeds from shares sold:
Class A	293,043	12,750
Class R6	—	4,990,000
	293,043	5,002,750
Dividends and/or distributions reinvested:
Class A	3,607	—
Class R6	73,403	—
	77,010	—
Cost of shares redeemed:
Class A	(15,193)	—
	(15,193)	—
Net increase (decrease) in net assets resulting from capital share transactions	354,860	5,002,750
Net increase (decrease) in net assets	1,334,308	4,537,822
Net assets:
Beginning of year	4,537,822	—
End of year	$5,872,130	$4,537,822
Capital share transactions - shares:
Shares issued:
Class A	28,523	1,282
Class R6	—	499,000
	28,523	500,282
Shares reinvested:
Class A	354	—
Class R6	7,175	—
	7,529	—
Shares redeemed:
Class A	(1,441)	—
	(1,441)	—
Net increase (decrease) in shares outstanding:
Class A	27,436	1,282
Class R6	7,175	499,000
	34,611	500,282

(A)	Commenced operations on March 31, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.05	$10.00
Investment operations:
Net investment income (loss) (B)	0.15	0.09
Net realized and unrealized gain (loss)	1.87	(1.04)
Total investment operations	2.02	(0.95)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	—
Net asset value, end of year	$10.92	$9.05
Total return (C)	22.39%	(9.50)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$314	$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.35%	6.23%(E)
Including waiver and/or reimbursement and recapture	1.00%	1.10%(E)
Net investment income (loss) to average net assets	1.40%	1.54%(E)
Portfolio turnover rate	22%	7%(D)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.07	$10.00
Investment operations:
Net investment income (loss) (B)	0.16	0.11
Net realized and unrealized gain (loss)	1.90	(1.04)
Total investment operations	2.06	(0.93)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	—
Net asset value, end of year	$10.98	$9.07
Total return	22.80%	(9.30)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$5,558	$4,526
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.06%	5.73%(D)
Including waiver and/or reimbursement and recapture	0.70%	0.70%(D)
Net investment income (loss) to average net assets	1.55%	1.94%(D)
Portfolio turnover rate	22%	7%(C)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance.
Transamerica International Sustainable Equity (the "Fund") commenced operations on March 31, 2023. The Fund is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class A and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$98,468	$—	$—	$—	$98,468
Total Borrowings	$98,468	$—	$—	$—	$98,468
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$5,558,558	94.66%
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.55%
$500 million up to $1 billion	0.53
$1 billion up to $2 billion	0.52
$2 billion up to $3 billion	0.51
Over $3 billion	0.50
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.10%	March 1, 2025
Class R6	0.70	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023 (A)	2024	Total
Class A	$—	$—	$3,695	$3,695
Class R6	—	139,435	80,688	220,123

(A)	Commenced operations on March 31, 2023.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$11,957	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$523	$47
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$1,641,682	$—	$1,212,762	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. There were no items in the current year with different treatment. Therefore, distributions determined in accordance with tax regulations will not differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$5,436,361	$779,784	$(344,113)	$435,671
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $15,789.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$77,010	$—	$—	$—	$—	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$80,723	$—	$4,837	$—	$—	$—	$435,358
9. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Sustainable Equity
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Sustainable Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended and changes in its net assets and its financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $91,778 of qualified dividend income.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 100,830	$14,768
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Sustainable Equity (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Calamos Advisors LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the performance of the Fund since its inception on March 31, 2023, in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge,
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
and (ii) the Fund’s benchmark, in each case for the period ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe since its inception.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Sustainable Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 INTL SUS EQTY 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Large Cap Value
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 97.3%
Aerospace & Defense - 3.9%
RTX Corp.	425,862	$ 51,525,043
Textron, Inc.	303,042	24,370,638
		75,895,681
Automobiles - 1.7%
General Motors Co.	663,439	33,676,164
Banks - 10.0%
Bank of America Corp.	977,554	40,881,308
JPMorgan Chase & Co.	376,255	83,498,510
Wells Fargo & Co.	1,047,381	67,995,974
		192,375,792
Beverages - 2.3%
PepsiCo, Inc.	269,032	44,680,835
Biotechnology - 5.3%
AbbVie, Inc.	287,095	58,530,058
Amgen, Inc.	134,577	43,086,172
		101,616,230
Capital Markets - 5.6%
Blackrock, Inc.	61,881	60,707,117
Intercontinental Exchange, Inc.	296,072	46,148,743
		106,855,860
Chemicals - 2.0%
Air Products & Chemicals, Inc.	123,525	38,358,218
Communications Equipment - 2.3%
Motorola Solutions, Inc.	96,480	43,353,288
Construction & Engineering - 2.3%
Quanta Services, Inc.	143,950	43,419,639
Construction Materials - 2.1%
Martin Marietta Materials, Inc.	68,918	40,822,888
Consumer Staples Distribution & Retail - 1.6%
Target Corp.	210,154	31,531,506
Electric Utilities - 2.5%
Duke Energy Corp.	417,369	48,110,125
Energy Equipment & Services - 1.5%
Schlumberger NV	733,670	29,398,157
Entertainment - 2.2%
Walt Disney Co.	440,442	42,370,520
Food Products - 2.6%
Mondelez International, Inc., Class A	383,754	26,279,474
Tyson Foods, Inc., Class A	390,590	22,884,668
		49,164,142
Ground Transportation - 1.8%
CSX Corp.	1,015,612	34,165,188
	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 5.2%
Abbott Laboratories	408,928	$ 46,360,167
Boston Scientific Corp. (A)	647,991	54,444,204
		100,804,371
Health Care Providers & Services - 4.7%
Cencora, Inc.	152,198	34,713,320
UnitedHealth Group, Inc.	99,347	56,081,381
		90,794,701
Industrial REITs - 1.6%
Prologis, Inc.	268,135	30,283,167
Insurance - 2.7%
Hartford Financial Services Group, Inc.	471,487	52,071,024
Interactive Media & Services - 3.9%
Alphabet, Inc., Class A	183,577	31,411,860
Meta Platforms, Inc., Class A	77,005	43,706,498
		75,118,358
Life Sciences Tools & Services - 2.2%
Thermo Fisher Scientific, Inc.	77,556	42,370,394
Machinery - 5.4%
Caterpillar, Inc.	124,686	46,906,873
Parker-Hannifin Corp.	88,460	56,089,832
		102,996,705
Media - 1.7%
Fox Corp., Class A	784,920	32,966,640
Metals & Mining - 1.3%
Freeport-McMoRan, Inc.	577,242	25,987,435
Oil, Gas & Consumable Fuels - 6.4%
ConocoPhillips	400,764	43,899,689
Exxon Mobil Corp.	676,907	79,049,199
		122,948,888
Passenger Airlines - 2.0%
Delta Air Lines, Inc.	659,289	37,724,517
Pharmaceuticals - 1.6%
Merck & Co., Inc.	301,702	30,870,149
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom, Inc.	177,499	30,134,005
Micron Technology, Inc.	312,865	31,176,997
		61,311,002
Software - 1.6%
Microsoft Corp.	76,522	31,094,715
Specialized REITs - 2.0%
American Tower Corp.	178,371	38,089,343
Specialty Retail - 2.1%
Lowe's Cos., Inc.	150,695	39,456,472
Total Common Stocks (Cost $1,307,513,909)		1,870,682,114
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp.,
2.10% (B), dated 10/31/2024, to be
repurchased at $42,960,122 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $43,816,956.
$ 42,957,616	$ 42,957,616
Total Repurchase Agreement (Cost $42,957,616)	42,957,616
Total Investments (Cost $1,350,471,525)	1,913,639,730
Net Other Assets (Liabilities) - 0.4%	8,415,254
Net Assets - 100.0%	$ 1,922,054,984
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,870,682,114	$—	$—	$1,870,682,114
Repurchase Agreement	—	42,957,616	—	42,957,616
Total Investments	$1,870,682,114	$42,957,616	$—	$1,913,639,730
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,307,513,909)	$1,870,682,114
Repurchase agreement, at value (cost $42,957,616)	42,957,616
Receivables and other assets:
Shares of beneficial interest sold	12,071,256
Dividends	1,355,703
Interest	2,506
Total assets	1,927,069,195
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	162,832
Due to custodian	3,675,549
Investment management fees	952,276
Distribution and service fees	33,794
Transfer agent fees	33,081
Trustee and CCO fees	504
Audit and tax fees	27,748
Custody fees	65,444
Legal fees	19,863
Printing and shareholder reports fees	14,285
Registration fees	816
Other accrued expenses	28,019
Total liabilities	5,014,211
Net assets	$1,922,054,984
Net assets consist of:
Paid-in capital	$1,337,362,354
Total distributable earnings (accumulated losses)	584,692,630
Net assets	$1,922,054,984
Net assets by class:
Class A	$102,529,694
Class C	13,746,563
Class I	137,716,630
Class I2	1,598,756,311
Class R6	69,305,786
Shares outstanding (unlimited shares, no par value):
Class A	6,910,395
Class C	934,319
Class I	9,162,978
Class I2	106,910,816
Class R6	4,634,088
Net asset value per share: (A)
Class A	$14.84
Class C	14.71
Class I	15.03
Class I2	14.95
Class R6	14.96
Maximum offering price per share: (B)
Class A	$15.70

(A)
Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$32,196,494
Interest income	930,467
Total investment income	33,126,961
Expenses:
Investment management fees	10,352,747
Distribution and service fees:
Class A	227,731
Class C	144,719
Transfer agent fees:
Class A	102,522
Class C	19,634
Class I	114,430
Class I2	110,915
Class R6	4,985
Trustee and CCO fees	70,995
Audit and tax fees	36,904
Custody fees	95,623
Legal fees	132,966
Printing and shareholder reports fees	54,309
Registration fees	85,675
Other	83,153
Total expenses before waiver and/or reimbursement and recapture	11,637,308
Expenses waived and/or reimbursed:
Class I	(98,931)
Net expenses	11,538,377
Net investment income (loss)	21,588,584
Net realized gain (loss) on:
Investments	30,306,876
Net change in unrealized appreciation (depreciation) on:
Investments	438,829,980
Net realized and change in unrealized gain (loss)	469,136,856
Net increase (decrease) in net assets resulting from operations	$490,725,440
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$21,588,584	$21,520,235
Net realized gain (loss)	30,306,876	137,729,990
Net change in unrealized appreciation (depreciation)	438,829,980	(128,959,000)
Net increase (decrease) in net assets resulting from operations	490,725,440	30,291,225
Dividends and/or distributions to shareholders:
Class A	(6,532,969)	(5,106,528)
Class C	(1,070,382)	(1,051,627)
Class I	(8,218,852)	(6,648,939)
Class I2	(116,725,336)	(110,431,586)
Class R6	(3,757,254)	(2,934,870)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(136,304,793)	(126,173,550)
Capital share transactions:
Proceeds from shares sold:
Class A	21,460,841	14,337,651
Class C	1,526,898	2,538,132
Class I	84,646,471	25,221,338
Class I2	408,518,545	48,362,528
Class R6	43,084,904	3,395,489
	559,237,659	93,855,138
Dividends and/or distributions reinvested:
Class A	5,887,326	4,601,956
Class C	919,131	906,745
Class I	7,102,791	5,715,770
Class I2	116,725,336	110,431,586
Class R6	3,757,254	2,934,870
	134,391,838	124,590,927
Cost of shares redeemed:
Class A	(21,176,783)	(17,498,287)
Class C	(3,081,367)	(4,815,749)
Class I	(63,997,011)	(37,377,339)
Class I2	(309,211,500)	(675,239,627)
Class R6	(30,271,372)	(8,221,612)
	(427,738,033)	(743,152,614)
Automatic conversions:
Class A	2,869,610	1,108,594
Class C	(2,869,610)	(1,108,594)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	265,891,464	(524,706,549)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	522 (A)	—
Class C	1,052 (A)	—
	1,574	—
Net increase (decrease) in net assets	620,313,685	(620,588,874)
Net assets:
Beginning of year	1,301,741,299	1,922,330,173
End of year	$1,922,054,984	$1,301,741,299
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,545,495	1,137,790
Class C	111,578	199,525
Class I	5,984,885	2,012,558
Class I2	30,442,236	3,876,887
Class R6	3,274,087	270,112
	41,358,281	7,496,872
Shares reinvested:
Class A	465,071	377,830
Class C	73,886	75,054
Class I	552,719	464,542
Class I2	9,125,926	9,009,543
Class R6	291,476	239,158
	10,509,078	10,166,127
Shares redeemed:
Class A	(1,543,206)	(1,393,233)
Class C	(229,857)	(387,786)
Class I	(4,622,962)	(2,954,834)
Class I2	(22,819,498)	(53,477,379)
Class R6	(2,168,892)	(655,772)
	(31,384,415)	(58,869,004)
Automatic conversions:
Class A	209,016	89,331
Class C	(210,829)	(90,064)
	(1,813)	(733)
Net increase (decrease) in shares outstanding:
Class A	676,376	211,718
Class C	(255,222)	(203,271)
Class I	1,914,642	(477,734)
Class I2	16,748,664	(40,590,949)
Class R6	1,396,671	(146,502)
	20,481,131	(41,206,738)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$11.96	$12.80	$14.07	$9.10	$10.97
Investment operations:
Net investment income (loss) (A)	0.12	0.12	0.11	0.09	0.19
Net realized and unrealized gain (loss)	3.82	(0.13)(B)	(1.03)	4.98	(1.57)
Total investment operations	3.94	(0.01)	(0.92)	5.07	(1.38)
Contributions from affiliate	0.00 (C)(D)	—	0.00 (C)(E)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.12)	(0.10)	(0.18)
Net realized gains	(0.94)	(0.70)	(0.23)	—	(0.31)
Total dividends and/or distributions to shareholders	(1.06)	(0.83)	(0.35)	(0.10)	(0.49)
Net asset value, end of year	$14.84	$11.96	$12.80	$14.07	$9.10
Total return (F)	34.49%(D)	(0.12)%	(6.69)%(E)	55.91%	(13.06)%
Ratio and supplemental data:
Net assets end of year (000’s)	$102,530	$74,589	$77,059	$82,859	$50,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%	1.00%	0.98%	0.99%	1.07%
Including waiver and/or reimbursement and recapture	0.98%	1.00%(G)	0.98%(G)	0.99%(G)	1.07%(G)
Net investment income (loss) to average net assets	0.91%	0.98%	0.81%	0.76%	1.93%
Portfolio turnover rate	25%	18%	26%	127%	184%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)	Rounds to less than $0.01 or $(0.01).
(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$11.87	$12.70	$13.95	$9.05	$10.90
Investment operations:
Net investment income (loss) (A)	0.02	0.03	0.01	0.00 (B)	0.12
Net realized and unrealized gain (loss)	3.77	(0.13)(C)	(1.02)	4.94	(1.57)
Total investment operations	3.79	(0.10)	(1.01)	4.94	(1.45)
Contributions from affiliate	0.00 (B)(D)	—	0.00 (B)(E)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.03)	(0.01)	(0.04)	(0.09)
Net realized gains	(0.94)	(0.70)	(0.23)	—	(0.31)
Total dividends and/or distributions to shareholders	(0.95)	(0.73)	(0.24)	(0.04)	(0.40)
Net asset value, end of year	$14.71	$11.87	$12.70	$13.95	$9.05
Total return (F)	33.37%(D)	(0.84)%	(7.34)%(E)	54.71%	(13.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,747	$14,119	$17,682	$19,204	$14,804
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.75%	1.77%	1.75%	1.76%	1.83%
Including waiver and/or reimbursement and recapture	1.75%	1.77%(G)	1.75%(G)	1.76%(G)	1.83%(G)
Net investment income (loss) to average net assets	0.16%	0.22%	0.04%	0.02%	1.21%
Portfolio turnover rate	25%	18%	26%	127%	184%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.01%.

(E)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.01%.

(F)	Total return has been calculated without deduction of the contingent deferred sales charge.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.10	$12.92	$14.19	$9.17	$11.05
Investment operations:
Net investment income (loss) (A)	0.17	0.17	0.16	0.14	0.24
Net realized and unrealized gain (loss)	3.85	(0.12)(B)	(1.04)	5.01	(1.59)
Total investment operations	4.02	0.05	(0.88)	5.15	(1.35)
Contributions from affiliate	—	—	0.01 (C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.17)	(0.13)	(0.22)
Net realized gains	(0.94)	(0.70)	(0.23)	—	(0.31)
Total dividends and/or distributions to shareholders	(1.09)	(0.87)	(0.40)	(0.13)	(0.53)
Net asset value, end of year	$15.03	$12.10	$12.92	$14.19	$9.17
Total return	34.84%	0.32%	(6.27)%(C)	56.42%	(12.67)%
Ratio and supplemental data:
Net assets end of year (000’s)	$137,717	$87,679	$99,796	$108,943	$72,131
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.73%	0.72%	0.72%	0.77%
Including waiver and/or reimbursement and recapture	0.63%(D)	0.64%(D)	0.63%(D)(E)	0.63%(E)	0.68%(E)
Net investment income (loss) to average net assets	1.24%	1.35%	1.16%	1.16%	2.38%
Portfolio turnover rate	25%	18%	26%	127%	184%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.09%.

(D)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.05	$12.88	$14.16	$9.16	$11.04
Investment operations:
Net investment income (loss) (A)	0.17	0.17	0.16	0.14	0.21
Net realized and unrealized gain (loss)	3.84	(0.12)(B)	(1.05)	5.00	(1.56)
Total investment operations	4.01	0.05	(0.89)	5.14	(1.35)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.16)	(0.14)	(0.22)
Net realized gains	(0.94)	(0.70)	(0.23)	—	(0.31)
Total dividends and/or distributions to shareholders	(1.11)	(0.88)	(0.39)	(0.14)	(0.53)
Net asset value, end of year	$14.95	$12.05	$12.88	$14.16	$9.16
Total return	34.85%	0.34%	(6.37)%	56.43%	(12.66)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,598,755	$1,086,343	$1,684,204	$2,294,601	$1,454,992
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.62%	0.62%	0.66%
Including waiver and/or reimbursement and recapture	0.63%	0.63%	0.62%	0.61%	0.66%(C)
Net investment income (loss) to average net assets	1.25%	1.35%	1.16%	1.12%	2.23%
Portfolio turnover rate	25%	18%	26%	127%	184%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.05	$12.88	$14.16	$9.16	$11.04
Investment operations:
Net investment income (loss) (A)	0.17	0.17	0.15	0.15	0.22
Net realized and unrealized gain (loss)	3.85	(0.12)(B)	(1.04)	4.99	(1.57)
Total investment operations	4.02	0.05	(0.89)	5.14	(1.35)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.16)	(0.14)	(0.22)
Net realized gains	(0.94)	(0.70)	(0.23)	—	(0.31)
Total dividends and/or distributions to shareholders	(1.11)	(0.88)	(0.39)	(0.14)	(0.53)
Net asset value, end of year	$14.96	$12.05	$12.88	$14.16	$9.16
Total return	34.94%	0.33%	(6.37)%	56.42%	(12.66)%
Ratio and supplemental data:
Net assets end of year (000’s)	$69,306	$39,011	$43,589	$24,977	$25,121
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.62%	0.62%	0.66%
Including waiver and/or reimbursement and recapture	0.63%	0.63%	0.62%	0.62%(C)	0.66%(C)
Net investment income (loss) to average net assets	1.23%	1.35%	1.16%	1.23%	2.30%
Portfolio turnover rate	25%	18%	26%	127%	184%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Cap Value (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $25,355.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$1,609,144,433	83.72%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.05%	March 1, 2025
Class C	1.81	March 1, 2025
Class I	0.77	March 1, 2025
Class I2, Class R6	0.67	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of October 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$113,415	$125
Class C	—	1,172
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$348,983	$32,455
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$548,142,301	$—	$423,035,136	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,365,894,275	$571,358,693	$(23,613,238)	$547,745,455
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$20,838,761	$—	$115,466,032	$—	$22,333,460	$—	$103,840,090	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$12,547,331	$—	$24,399,844	$—	$—	$—	$547,745,455
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Large Cap Value
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Large Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $20,838,761 of qualified dividend income.
For corporate shareholders, 91% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $115,466,032 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Great Lakes Advisors LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for the past 1- and 10- year periods, and below the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 10-year periods and below the benchmark for the past 5-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA LCV 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Large Core ESG
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 99.1%
Air Freight & Logistics - 1.2%
United Parcel Service, Inc., Class B	17,859	$ 2,394,178
Banks - 3.6%
Bank of America Corp.	35,565	1,487,328
Citigroup, Inc.	15,717	1,008,560
JPMorgan Chase & Co.	20,058	4,451,272
		6,947,160
Beverages - 1.4%
PepsiCo, Inc.	15,972	2,652,630
Broadline Retail - 3.1%
Amazon.com, Inc. (A)	25,482	4,749,845
eBay, Inc.	23,451	1,348,667
		6,098,512
Capital Markets - 1.1%
Ameriprise Financial, Inc.	1,233	629,200
Moody's Corp.	3,257	1,478,808
		2,108,008
Chemicals - 2.2%
Ecolab, Inc.	8,609	2,115,490
LyondellBasell Industries NV, Class A	10,545	915,833
PPG Industries, Inc.	9,482	1,180,604
		4,211,927
Commercial Services & Supplies - 2.2%
Cintas Corp.	10,642	2,190,230
Copart, Inc. (A)	18,425	948,335
Waste Management, Inc.	5,519	1,191,276
		4,329,841
Communications Equipment - 2.8%
Arista Networks, Inc. (A)	5,974	2,308,593
Cisco Systems, Inc.	50,177	2,748,194
F5, Inc. (A)	309	72,269
Motorola Solutions, Inc.	797	358,132
		5,487,188
Construction & Engineering - 0.1%
EMCOR Group, Inc.	267	119,101
Consumer Finance - 1.3%
American Express Co.	5,971	1,612,648
Capital One Financial Corp.	5,198	846,182
		2,458,830
Consumer Staples Distribution & Retail - 1.0%
Costco Wholesale Corp.	157	137,246
Sysco Corp.	17,445	1,307,503
Target Corp.	3,099	464,974
		1,909,723
Containers & Packaging - 0.2%
Avery Dennison Corp.	1,910	395,427
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	20,853	878,537
	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 1.2%
Avangrid, Inc.	15,635	$ 558,326
Duke Energy Corp.	15,053	1,735,159
		2,293,485
Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity PLC	1,263	186,191
Trimble, Inc. (A)	3,800	229,900
		416,091
Energy Equipment & Services - 0.2%
Schlumberger NV	5,854	234,570
TechnipFMC PLC	5,094	135,959
		370,529
Entertainment - 2.4%
Electronic Arts, Inc.	13,542	2,042,811
Walt Disney Co.	27,507	2,646,173
		4,688,984
Financial Services - 4.6%
Berkshire Hathaway, Inc., Class B (A)	892	402,220
Fiserv, Inc. (A)	799	158,122
Mastercard, Inc., Class A	7,103	3,548,588
PayPal Holdings, Inc. (A)	23,219	1,841,267
Visa, Inc., Class A	9,986	2,894,442
		8,844,639
Gas Utilities - 0.3%
UGI Corp.	23,517	562,291
Health Care Equipment & Supplies - 1.0%
GE HealthCare Technologies, Inc.	7,677	670,586
ResMed, Inc.	5,243	1,271,270
		1,941,856
Health Care Providers & Services - 3.5%
Cencora, Inc.	7,543	1,720,407
Cigna Group	7,295	2,296,539
DaVita, Inc. (A)	710	99,265
HCA Healthcare, Inc.	1,470	527,348
McKesson Corp.	4,400	2,202,596
		6,846,155
Health Care Technology - 0.3%
Veeva Systems, Inc., Class A (A)	2,519	526,043
Hotel & Resort REITs - 0.9%
Host Hotels & Resorts, Inc.	105,790	1,823,820
Hotels, Restaurants & Leisure - 1.4%
Booking Holdings, Inc.	582	2,721,577
Household Durables - 0.2%
TopBuild Corp. (A)	1,233	435,718
Household Products - 1.9%
Colgate-Palmolive Co.	4,921	461,147
Kimberly-Clark Corp.	12,450	1,670,541
Procter & Gamble Co.	9,813	1,620,911
		3,752,599
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 1.3%
3M Co.	10,196	$ 1,309,880
Honeywell International, Inc.	5,813	1,195,618
		2,505,498
Insurance - 3.6%
Arch Capital Group Ltd. (A)	7,057	695,538
Hartford Financial Services Group, Inc.	17,065	1,884,659
Progressive Corp.	10,235	2,485,365
Prudential Financial, Inc.	16,288	1,994,954
		7,060,516
Interactive Media & Services - 4.7%
Alphabet, Inc., Class A	18,653	3,191,715
Alphabet, Inc., Class C	12,809	2,211,986
Meta Platforms, Inc., Class A	6,471	3,672,810
		9,076,511
Leisure Products - 0.5%
Mattel, Inc. (A)	43,743	891,482
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	15,870	2,068,020
Avantor, Inc. (A)	16,862	377,203
		2,445,223
Machinery - 2.6%
Illinois Tool Works, Inc.	8,093	2,113,325
Otis Worldwide Corp.	8,993	883,113
PACCAR, Inc.	19,203	2,002,489
		4,998,927
Media - 0.4%
Interpublic Group of Cos., Inc.	24,034	706,599
New York Times Co., Class A	1,538	85,882
		792,481
Metals & Mining - 0.7%
Nucor Corp.	10,272	1,456,980
Oil, Gas & Consumable Fuels - 4.3%
Cheniere Energy, Inc.	10,765	2,060,206
Chevron Corp.	19,764	2,941,278
ConocoPhillips	23,310	2,553,377
EOG Resources, Inc.	6,230	759,811
		8,314,672
Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	45,264	2,524,373
Catalent, Inc. (A)	1,604	93,994
Eli Lilly & Co.	1,965	1,630,439
Johnson & Johnson	20,809	3,326,527
Merck & Co., Inc.	25,839	2,643,847
Zoetis, Inc.	546	97,614
		10,316,794
Semiconductors & Semiconductor Equipment - 11.8%
Advanced Micro Devices, Inc. (A)	5,174	745,418
Applied Materials, Inc.	5,085	923,334
Broadcom, Inc.	2,066	350,745
	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	2,248	$ 1,497,685
Lam Research Corp.	24,090	1,791,092
NVIDIA Corp.	111,359	14,784,021
QUALCOMM, Inc.	15,761	2,565,418
Skyworks Solutions, Inc.	1,852	162,198
		22,819,911
Software - 10.3%
Adobe, Inc. (A)	2,063	986,279
DocuSign, Inc. (A)	13,430	931,773
Microsoft Corp.	32,417	13,172,648
Oracle Corp.	9,914	1,663,966
Palo Alto Networks, Inc. (A)	1,277	460,142
Salesforce, Inc.	8,260	2,406,716
ServiceNow, Inc. (A)	409	381,593
		20,003,117
Specialized REITs - 0.5%
American Tower Corp.	4,984	1,064,283
Specialty Retail - 2.5%
Home Depot, Inc.	5,791	2,280,206
TJX Cos., Inc.	21,532	2,433,762
Williams-Sonoma, Inc.	1,488	199,586
		4,913,554
Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	47,889	10,818,604
Dell Technologies, Inc., Class C	17,449	2,157,220
NetApp, Inc.	1,794	206,866
		13,182,690
Textiles, Apparel & Luxury Goods - 1.5%
Crocs, Inc. (A)	2,047	220,708
Deckers Outdoor Corp. (A)	13,350	2,147,881
Lululemon Athletica, Inc. (A)	1,500	446,850
		2,815,439
Tobacco - 1.2%
Altria Group, Inc.	43,045	2,344,231
Trading Companies & Distributors - 1.0%
Ferguson Enterprises, Inc.	9,902	1,948,119
Total Common Stocks (Cost $142,278,243)		192,165,277
EXCHANGE-TRADED FUND - 0.6%
U.S. Equity Fund - 0.6%
SPDR S&P 500 ETF Trust	2,157	1,226,556
Total Exchange-Traded Fund (Cost $977,166)		1,226,556
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp.,
2.10% (B), dated 10/31/2024, to be
repurchased at $645,778 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $658,778.
$ 645,740	$ 645,740
Total Repurchase Agreement (Cost $645,740)	645,740
Total Investments (Cost $143,901,149)	194,037,573
Net Other Assets (Liabilities) - (0.1)%	(110,608)
Net Assets - 100.0%	$ 193,926,965
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$192,165,277	$—	$—	$192,165,277
Exchange-Traded Fund	1,226,556	—	—	1,226,556
Repurchase Agreement	—	645,740	—	645,740
Total Investments	$193,391,833	$645,740	$—	$194,037,573
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $143,255,409)	$193,391,833
Repurchase agreement, at value (cost $645,740)	645,740
Cash	3,267
Receivables and other assets:
Net income from securities lending	191
Shares of beneficial interest sold	4,358
Dividends	85,693
Interest	38
Total assets	194,131,120
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	46,436
Investment management fees	83,507
Distribution and service fees	27,771
Transfer agent fees	1,062
Trustee and CCO fees	53
Audit and tax fees	25,427
Custody fees	9,217
Legal fees	2,206
Printing and shareholder reports fees	2,369
Registration fees	671
Other accrued expenses	5,436
Total liabilities	204,155
Net assets	$193,926,965
Net assets consist of:
Paid-in capital	$113,299,049
Total distributable earnings (accumulated losses)	80,627,916
Net assets	$193,926,965
Net assets by class:
Class A	$347,760
Class I3	128,400,265
Class R	63,176,411
Class R4	1,797,091
Class R6	205,438
Shares outstanding (unlimited shares, no par value):
Class A	26,184
Class I3	9,677,069
Class R	4,757,204
Class R4	135,351
Class R6	15,438
Net asset value per share: (A)
Class A	$13.28
Class I3	13.27
Class R	13.28
Class R4	13.28
Class R6	13.31
Maximum offering price per share: (B)
Class A	$14.05

(A)
Net asset value per share for Class I3, R, R4 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$2,804,315
Interest income	13,060
Net income from securities lending	7,496
Total investment income	2,824,871
Expenses:
Investment management fees	847,955
Distribution and service fees:
Class A	402
Class R	303,940
Class R4	4,122
Transfer agent fees:
Class A	294
Class I3	9,436
Class R	1,032
Class R4	123
Class R6	2
Trustee and CCO fees	7,691
Audit and tax fees	27,223
Custody fees	13,698
Legal fees	14,624
Printing and shareholder reports fees	6,574
Registration fees	63,561
Other	17,347
Total expenses before waiver and/or reimbursement and recapture	1,318,024
Expenses waived and/or reimbursed:
Class A	(49)
Class I3	(32)
Class R4	(14)
Class R6	(1)
Recapture of previously waived and/or reimbursed fees:
Class A	73
Class I3	33,165
Class R4	385
Class R6	2
Net expenses	1,351,553
Net investment income (loss)	1,473,318
Net realized gain (loss) on:
Investments	32,912,894
Net change in unrealized appreciation (depreciation) on:
Investments	21,164,338
Net realized and change in unrealized gain (loss)	54,077,232
Net increase (decrease) in net assets resulting from operations	$55,550,550
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$1,473,318	$1,610,208
Net realized gain (loss)	32,912,894	12,445,639
Net change in unrealized appreciation (depreciation)	21,164,338	2,404,784
Net increase (decrease) in net assets resulting from operations	55,550,550	16,460,631
Dividends and/or distributions to shareholders:
Class A (A)	(7,093)	(102)
Class I3	(9,119,689)	(6,629,475)
Class R	(4,114,822)	(2,794,425)
Class R4	(110,241)	(116,291)
Class R6 (A)	(994)	(55)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(13,352,839)	(9,540,348)
Capital share transactions:
Proceeds from shares sold:
Class A (A)	323,303	46,223
Class I3	1,772,670	1,098,915
Class R	1,759,603	1,148,292
Class R4	198,715	294,587
Class R6 (A)	192,711	10,000
	4,247,002	2,598,017
Dividends and/or distributions reinvested:
Class A (A)	7,093	102
Class I3	9,119,689	6,629,475
Class R	4,114,822	2,794,425
Class R4	110,241	116,291
Class R6 (A)	994	55
	13,352,839	9,540,348
Cost of shares redeemed:
Class A (A)	(64,809)	(400)
Class I3	(17,629,440)	(14,977,786)
Class R	(7,483,685)	(4,799,082)
Class R4	(177,119)	(1,645,496)
Class R6 (A)	(79)	—
	(25,355,132)	(21,422,764)
Net increase (decrease) in net assets resulting from capital share transactions	(7,755,291)	(9,284,399)
Net increase (decrease) in net assets	34,442,420	(2,364,116)
Net assets:
Beginning of year	159,484,545	161,848,661
End of year	$193,926,965	$159,484,545
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A (A)	26,407	4,297
Class I3	144,482	103,512
Class R	147,020	110,454
Class R4	16,191	28,917
Class R6 (A)	14,350	1,002
	348,450	248,182
Shares reinvested:
Class A (A)	627	9
Class I3	810,769	678,290
Class R	367,385	286,918
Class R4	9,807	11,921
Class R6 (A)	87	5
	1,188,675	977,143
Shares redeemed:
Class A (A)	(5,120)	(36)
Class I3	(1,412,071)	(1,414,365)
Class R	(607,704)	(453,166)
Class R4	(14,065)	(152,374)
Class R6 (A)	(6)	—
	(2,038,966)	(2,019,941)
Net increase (decrease) in shares outstanding:
Class A (A)	21,914	4,270
Class I3	(456,820)	(632,563)
Class R	(93,299)	(55,794)
Class R4	11,933	(111,536)
Class R6 (A)	14,431	1,007
	(501,841)	(794,616)

(A)	Class A and R6 commenced operations on March 1, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$10.57	$9.98
Investment operations:
Net investment income (loss) (B)	0.06	0.04
Net realized and unrealized gain (loss)	3.52	0.59
Total investment operations	3.58	0.63
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.04)
Net realized gains	(0.79)	—
Total dividends and/or distributions to shareholders	(0.87)	(0.04)
Net asset value, end of year	$13.28	$10.57
Total return (C)	35.38%	6.28%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$348	$45
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.96%	1.15%(F)
Including waiver and/or reimbursement and recapture	0.98%	1.00%(F)
Net investment income (loss) to average net assets	0.49%	0.49%(F)
Portfolio turnover rate	105%	98%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.55	$10.17	$13.68	$10.52	$9.95
Investment operations:
Net investment income (loss) (A)	0.11	0.12	0.12	0.13	0.14
Net realized and unrealized gain (loss)	3.52	0.89	(1.57)	4.06	0.60
Total investment operations	3.63	1.01	(1.45)	4.19	0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.12)	(0.13)	(0.17)
Net realized gains	(0.79)	(0.51)	(1.94)	(0.90)	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.91)	(0.63)	(2.06)	(1.03)	(0.17)
Net asset value, end of year	$13.27	$10.55	$10.17	$13.68	$10.52
Total return	36.05%	10.41%	(12.58)%	42.24%	7.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$128,401	$106,910	$109,512	$136,168	$109,142
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.54%	0.59%	0.52%	0.51%	0.52%
Including waiver and/or reimbursement and recapture	0.56%	0.56%	0.52%	0.51%	0.52%
Net investment income (loss) to average net assets	0.94%	1.12%	1.03%	1.03%	1.41%
Portfolio turnover rate	105%	98%	77%	82%	83%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.56	$10.18	$13.68	$10.52	$9.95
Investment operations:
Net investment income (loss) (A)	0.06	0.07	0.06	0.07	0.09
Net realized and unrealized gain (loss)	3.51	0.88	(1.56)	4.06	0.60
Total investment operations	3.57	0.95	(1.50)	4.13	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.06)	(0.06)	(0.07)	(0.12)
Net realized gains	(0.79)	(0.51)	(1.94)	(0.90)	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.85)	(0.57)	(2.00)	(0.97)	(0.12)
Net asset value, end of year	$13.28	$10.56	$10.18	$13.68	$10.52
Total return	35.39%	9.85%	(13.03)%	41.64%	7.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$63,176	$51,216	$49,946	$66,418	$55,318
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.03%	1.08%	1.02%	1.01%	1.02%
Including waiver and/or reimbursement and recapture	1.03%	1.06%	1.02%	1.01%	1.02%
Net investment income (loss) to average net assets	0.47%	0.62%	0.54%	0.54%	0.91%
Portfolio turnover rate	105%	98%	77%	82%	83%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.56	$10.18	$13.68	$10.52	$9.95
Investment operations:
Net investment income (loss) (A)	0.08	0.09	0.09	0.10	0.12
Net realized and unrealized gain (loss)	3.52	0.89	(1.56)	4.06	0.59
Total investment operations	3.60	0.98	(1.47)	4.16	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.09)	(0.09)	(0.10)	(0.14)
Net realized gains	(0.79)	(0.51)	(1.94)	(0.90)	(0.00) (B)
Total dividends and/or distributions to shareholders	(0.88)	(0.60)	(2.03)	(1.00)	(0.14)
Net asset value, end of year	$13.28	$10.56	$10.18	$13.68	$10.52
Total return	35.69%	10.12%	(12.73)%	41.88%	7.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,797	$1,303	$2,391	$2,800	$2,045
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.79%	0.84%	0.77%	0.76%	0.78%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.77%	0.76%	0.78%
Net investment income (loss) to average net assets	0.68%	0.89%	0.78%	0.77%	1.20%
Portfolio turnover rate	105%	98%	77%	82%	83%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$10.58	$9.98
Investment operations:
Net investment income (loss) (B)	0.09	0.07
Net realized and unrealized gain (loss)	3.55	0.59
Total investment operations	3.64	0.66
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.06)
Net realized gains	(0.79)	—
Total dividends and/or distributions to shareholders	(0.91)	(0.06)
Net asset value, end of year	$13.31	$10.58
Total return	36.06%	6.56%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$205	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.59%(E)
Including waiver and/or reimbursement and recapture	0.54%(F)	0.55%(E)
Net investment income (loss) to average net assets	0.69%	1.01%(E)
Portfolio turnover rate	105%	98%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Core ESG (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $3,482.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Environmental, social and governance (“ESG”) investing risk: Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. Securities of companies that are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. There may be significant differences in views in what constitutes positive or negative ESG characteristics of a company. The sub-adviser’s ESG assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-ESG activities. ESG information from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of ESG investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its ESG strategy.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$186,945,594	96.40%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.45%
Over $250 million up to $750 million	0.44
Over $750 million	0.43
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.00%	March 1, 2025
Class I3, Class R6	0.57	March 1, 2025
Class R	1.15	March 1, 2025
Class R4	0.81	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R4	$—	$181	$14	$195
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I3 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$214	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$9,887	$888
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$195,186,225	$—	$214,625,594	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes and basis adjustments due to prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$1,598,378	$(1,598,378)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$143,043,664	$53,704,493	$(2,710,584)	$50,993,909
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,702,280	$—	$11,650,559	$—	$1,565,208	$—	$7,975,140	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$9,968,251	$—	$20,821,938	$—	$—	$(1,156,182)	$50,993,909
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Large Core ESG
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Large Core ESG (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $1,702,280 of qualified dividend income.
For corporate shareholders, 37% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $11,650,559 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Core ESG (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 3-year period and below the benchmark for the past 1-, 5- and 10-year periods. The Trustees noted that TAM intends to monitor and report to the Board on the operational stability and compliance oversight of the Sub-Adviser going forward. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record. The Trustees noted that TAM and the Fund’s sub-adviser implemented changes to the Fund’s principal investment strategy, which took effect on March 1, 2023.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Core ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA LRG CORE ESG 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Large Growth
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Large Growth

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 99.1%
Automobiles - 4.2%
Rivian Automotive, Inc., Class A (A)(B)	57,606	$ 581,821
Tesla, Inc. (A)	76,791	19,186,231
		19,768,052
Beverages - 0.6%
Brown-Forman Corp., Class B	29,498	1,298,797
Monster Beverage Corp. (A)	29,953	1,577,924
		2,876,721
Biotechnology - 1.1%
ProKidney Corp. (A)	187,872	300,595
Roivant Sciences Ltd. (A)	245,755	2,838,471
Vertex Pharmaceuticals, Inc. (A)	4,091	1,947,234
		5,086,300
Broadline Retail - 5.2%
Amazon.com, Inc. (A)	60,220	11,225,008
Global-e Online Ltd. (A)	162,456	6,244,809
MercadoLibre, Inc. (A)	3,240	6,600,463
		24,070,280
Building Products - 0.4%
Builders FirstSource, Inc. (A)	9,640	1,652,296
Capital Markets - 2.2%
Ares Management Corp., Class A	11,609	1,946,597
Coinbase Global, Inc., Class A (A)	12,829	2,299,598
Intercontinental Exchange, Inc.	18,291	2,851,018
KKR & Co., Inc.	11,970	1,654,733
S&P Global, Inc.	3,624	1,740,825
		10,492,771
Chemicals - 0.5%
Sherwin-Williams Co.	6,734	2,415,957
Communications Equipment - 0.5%
Arista Networks, Inc. (A)	5,647	2,182,227
Consumer Finance - 0.4%
American Express Co.	7,575	2,045,856
Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp., Class A	19,269	1,291,408
CDW Corp.	10,438	1,964,745
Coherent Corp. (A)	17,015	1,572,867
		4,829,020
Entertainment - 5.1%
Liberty Media Corp. - Liberty Formula One, Class C (A)	24,126	1,926,220
Live Nation Entertainment, Inc. (A)	21,615	2,531,981
Netflix, Inc. (A)	6,352	4,802,303
ROBLOX Corp., Class A (A)	282,196	14,595,177
		23,855,681
Financial Services - 6.7%
Adyen NV (A)(C)	5,729	8,751,958
	Shares	Value
COMMON STOCKS (continued)
Financial Services (continued)
Affirm Holdings, Inc. (A)	368,583	$ 16,162,365
Mastercard, Inc., Class A	12,973	6,481,181
		31,395,504
Ground Transportation - 0.7%
Uber Technologies, Inc. (A)	47,452	3,418,916
Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp. (A)	22,346	1,877,511
Edwards Lifesciences Corp. (A)	19,204	1,286,860
		3,164,371
Health Care Providers & Services - 0.8%
agilon health, Inc. (A)	560,370	1,428,943
UnitedHealth Group, Inc.	3,718	2,098,811
		3,527,754
Health Care Technology - 0.5%
Veeva Systems, Inc., Class A (A)	12,020	2,510,136
Hotels, Restaurants & Leisure - 9.2%
Airbnb, Inc., Class A (A)	97,024	13,077,865
Chipotle Mexican Grill, Inc. (A)	57,970	3,232,987
DoorDash, Inc., Class A (A)	156,292	24,490,956
DraftKings, Inc., Class A (A)	30,005	1,059,777
Viking Holdings Ltd. (A)	23,037	904,202
		42,765,787
Independent Power & Renewable Electricity Producers - 0.2%
Vistra Corp.	5,997	749,385
Industrial REITs - 0.2%
Lineage, Inc.	14,462	1,070,766
Insurance - 0.3%
Arch Capital Group Ltd. (A)	14,219	1,401,425
Interactive Media & Services - 4.9%
Alphabet, Inc., Class A	62,674	10,724,148
Meta Platforms, Inc., Class A	19,495	11,064,972
Pinterest, Inc., Class A (A)	32,638	1,037,562
		22,826,682
IT Services - 10.4%
Cloudflare, Inc., Class A (A)	228,149	20,010,949
Gartner, Inc. (A)	4,654	2,338,635
MongoDB, Inc. (A)	5,848	1,581,299
Shopify, Inc., Class A (A)	196,955	15,403,851
Snowflake, Inc., Class A (A)	80,276	9,217,290
		48,552,024
Leisure Products - 0.4%
Peloton Interactive, Inc., Class A (A)	225,536	1,917,056
Machinery - 0.8%
Ingersoll Rand, Inc.	22,919	2,200,224
Nordson Corp.	5,546	1,374,798
		3,575,022
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Media - 4.1%
Trade Desk, Inc., Class A (A)	159,289	$ 19,148,131
Oil, Gas & Consumable Fuels - 0.2%
Diamondback Energy, Inc.	4,493	794,228
Personal Care Products - 0.3%
Estee Lauder Cos., Inc., Class A	20,522	1,414,787
Pharmaceuticals - 4.4%
Eli Lilly & Co.	8,606	7,140,743
Merck & Co., Inc.	29,520	3,020,486
Royalty Pharma PLC, Class A	378,334	10,215,018
		20,376,247
Semiconductors & Semiconductor Equipment - 8.3%
Advanced Micro Devices, Inc. (A)	9,617	1,385,521
Broadcom, Inc.	55,521	9,425,800
KLA Corp.	4,089	2,724,214
NVIDIA Corp.	160,651	21,328,027
QUALCOMM, Inc.	17,210	2,801,272
Texas Instruments, Inc.	6,520	1,324,603
		38,989,437
Software - 15.5%
Adobe, Inc. (A)	5,788	2,767,127
Aurora Innovation, Inc. (A)	1,053,761	5,474,288
Bill Holdings, Inc. (A)	69,889	4,078,722
Cadence Design Systems, Inc. (A)	8,063	2,226,356
HubSpot, Inc. (A)	1,874	1,039,676
Intuit, Inc.	5,061	3,088,728
Microsoft Corp.	39,003	15,848,869
MicroStrategy, Inc., Class A (A)(B)	73,762	18,034,809
Palo Alto Networks, Inc. (A)	4,998	1,800,929
PTC, Inc. (A)	9,530	1,766,195
Salesforce, Inc.	12,637	3,682,043
Samsara, Inc., Class A (A)	150,593	7,196,840
ServiceNow, Inc. (A)	3,913	3,650,790
Workday, Inc., Class A (A)	7,656	1,790,356
		72,445,728
Specialized REITs - 1.0%
American Tower Corp.	12,094	2,582,553
Equinix, Inc.	2,157	1,958,728
		4,541,281
	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 3.9%
Carvana Co. (A)	63,204	$ 15,630,981
O'Reilly Automotive, Inc. (A)	2,414	2,783,680
		18,414,661
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	85,030	19,209,127
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	19,854	1,531,339
Total Common Stocks (Cost $303,458,181)		463,014,955
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	316,985	316,985
Total Other Investment Company (Cost $316,985)		316,985

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.10% (D), dated 10/31/2024, to be repurchased at $5,278,255 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $5,383,733.	$ 5,277,947	5,277,947
	Total Repurchase Agreement (Cost $5,277,947)	5,277,947
	Total Investments Excluding Options Purchased (Cost $309,053,113)	468,609,887
	Total Options Purchased - 0.1% (Cost $939,222)	396,332
	Total Investments (Cost $309,992,335)	469,006,219
	Net Other Assets (Liabilities) - (0.4)%	(1,855,807)
	Net Assets - 100.0%	$ 467,150,412
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put – USD vs. CNH	JPM	USD	7.66	09/01/2025	USD	28,070,577	$116,444	$100,661
Put – USD vs. CNH	GSI	USD	7.69	01/06/2025	USD	59,737,561	226,034	13,262
Put – USD vs. CNH	SCB	USD	7.76	10/16/2025	USD	55,123,104	239,896	181,575
Put – USD vs. CNH	JPM	USD	7.77	07/31/2025	USD	25,167,578	109,529	55,973
Put – USD vs. CNH	JPM	USD	7.78	03/25/2025	USD	58,261,252	247,319	44,861
Total							$939,222	$396,332
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$454,262,997	$8,751,958	$—	$463,014,955
Other Investment Company	316,985	—	—	316,985
Repurchase Agreement	—	5,277,947	—	5,277,947
Over-the-Counter Foreign Exchange Options Purchased	—	396,332	—	396,332
Total Investments	$454,579,982	$14,426,237	$—	$469,006,219
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $15,955,981, collateralized by cash collateral of $316,985 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $15,976,439. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $8,751,958, representing 1.9% of the
Fund's net assets.

(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATION(S):
CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $304,714,388) (including securities loaned of $15,955,981)	$463,728,272
Repurchase agreement, at value (cost $5,277,947)	5,277,947
Foreign currency, at value (cost $1,632)	1,632
Receivables and other assets:
Net income from securities lending	2,825
Shares of beneficial interest sold	329
Dividends	22,497
Interest	308
Total assets	469,033,810
Liabilities:
Cash collateral received upon return of:
Securities on loan	316,985
Cash collateral at broker for:
OTC derivatives (A)	520,000
Payables and other liabilities:
Shares of beneficial interest redeemed	653,024
Investment management fees	257,136
Distribution and service fees	54,038
Transfer agent fees	2,485
Trustee and CCO fees	122
Audit and tax fees	26,752
Custody fees	26,284
Legal fees	5,653
Printing and shareholder reports fees	4,383
Registration fees	527
Other accrued expenses	16,009
Total liabilities	1,883,398
Net assets	$467,150,412
Net assets consist of:
Paid-in capital	$249,646,141
Total distributable earnings (accumulated losses)	217,504,271
Net assets	$467,150,412
Net assets by class:
Class I3	$336,765,401
Class R	127,060,371
Class R4	1,981,991
Class R6	1,342,649
Shares outstanding (unlimited shares, no par value):
Class I3	23,393,767
Class R	9,204,200
Class R4	139,846
Class R6	93,349
Net asset value per share: (B)
Class I3	$14.40
Class R	13.80
Class R4	14.17
Class R6	14.38

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)	Net asset value per share for Class I3, R, R4 and R6 shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$1,643,452
Interest income	480,139
Net income from securities lending	29,624
Total investment income	2,153,215
Expenses:
Investment management fees	3,012,579
Distribution and service fees:
Class R	580,597
Class R4	11,047
Transfer agent fees:
Class I3	25,608
Class R	1,850
Class R4	332
Class R6	112
Trustee and CCO fees	18,859
Audit and tax fees	31,169
Custody fees	40,013
Legal fees	39,259
Printing and shareholder reports fees	14,935
Registration fees	48,535
Other	60,776
Total expenses before waiver and/or reimbursement and recapture	3,885,671
Expenses waived and/or reimbursed:
Class R4	(2,600)
Class R6	(35)
Recapture of previously waived and/or reimbursed fees:
Class R4	79
Class R6	35
Net expenses	3,883,150
Net investment income (loss)	(1,729,935)
Net realized gain (loss) on:
Investments	72,132,663
Foreign currency transactions	1,028
Net realized gain (loss)	72,133,691
Net change in unrealized appreciation (depreciation) on:
Investments	113,300,348
Translation of assets and liabilities denominated in foreign currencies	21
Net change in unrealized appreciation (depreciation)	113,300,369
Net realized and change in unrealized gain (loss)	185,434,060
Net increase (decrease) in net assets resulting from operations	$183,704,125
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$(1,729,935)	$(1,167,763)
Net realized gain (loss)	72,133,691	(857,061)
Net change in unrealized appreciation (depreciation)	113,300,369	33,389,472
Net increase (decrease) in net assets resulting from operations	183,704,125	31,364,648
Dividends and/or distributions to shareholders:
Class I3	—	(3,851,943)
Class R	—	(1,203,998)
Class R4	—	(215,189)
Class R6	—	(261,655)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(5,532,785)
Capital share transactions:
Proceeds from shares sold:
Class I3	977,034	7,513,474
Class R	4,298,958	4,894,235
Class R4	162,145	737,932
Class R6	1,167,857	1,313,084
	6,605,994	14,458,725
Dividends and/or distributions reinvested:
Class I3	—	3,851,943
Class R	—	1,203,998
Class R4	—	215,189
Class R6	—	261,655
	—	5,532,785
Cost of shares redeemed:
Class I3	(91,273,667)	(43,657,138)
Class R	(14,260,126)	(11,595,718)
Class R4	(4,299,625)	(14,567,521)
Class R6	(1,283,014)	(20,795,455)
	(111,116,432)	(90,615,832)
Net increase (decrease) in net assets resulting from capital share transactions	(104,510,438)	(70,624,322)
Net increase (decrease) in net assets	79,193,687	(44,792,459)
Net assets:
Beginning of year	387,956,725	432,749,184
End of year	$467,150,412	$387,956,725
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class I3	82,826	872,837
Class R	371,514	516,716
Class R4	13,295	83,611
Class R6	106,828	144,142
	574,463	1,617,306
Shares reinvested:
Class I3	—	458,565
Class R	—	148,093
Class R4	—	25,926
Class R6	—	31,187
	—	663,771
Shares redeemed:
Class I3	(7,124,204)	(4,475,376)
Class R	(1,174,352)	(1,248,217)
Class R4	(336,596)	(1,524,736)
Class R6	(100,694)	(2,337,097)
	(8,735,846)	(9,585,426)
Net increase (decrease) in shares outstanding:
Class I3	(7,041,378)	(3,143,974)
Class R	(802,838)	(583,408)
Class R4	(323,301)	(1,415,199)
Class R6	6,134	(2,161,768)
	(8,161,383)	(7,304,349)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.55	$9.03	$20.56	$17.03	$13.09
Investment operations:
Net investment income (loss) (A)	(0.03)	(0.02)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	4.88	0.66	(7.68)	6.42	6.45
Total investment operations	4.85	0.64	(7.72)	6.35	6.41
Dividends and/or distributions to shareholders:
Net realized gains	—	(0.12)	(3.81)	(2.82)	(2.47)
Net asset value, end of year	$14.40	$9.55	$9.03	$20.56	$17.03
Total return	50.79%	7.21%	(45.20)%	39.76%	57.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$336,765	$290,665	$303,089	$971,642	$769,670
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.72%	0.70%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.71%	0.72%	0.70%	0.69%	0.69%
Net investment income (loss) to average net assets	(0.25)%	(0.16)%	(0.32)%	(0.36)%	(0.31)%
Portfolio turnover rate	32%	36%	60%	48%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.20	$8.75	$20.13	$16.79	$13.00
Investment operations:
Net investment income (loss) (A)	(0.09)	(0.06)	(0.09)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	4.69	0.63	(7.48)	6.32	6.37
Total investment operations	4.60	0.57	(7.57)	6.16	6.26
Dividends and/or distributions to shareholders:
Net realized gains	—	(0.12)	(3.81)	(2.82)	(2.47)
Net asset value, end of year	$13.80	$9.20	$8.75	$20.13	$16.79
Total return	50.00%	6.63%	(45.47)%	39.11%	57.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$127,060	$92,098	$92,615	$200,390	$161,089
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.21%	1.19%	1.18%	1.19%
Including waiver and/or reimbursement and recapture	1.20%	1.21%	1.19%	1.18%	1.19%
Net investment income (loss) to average net assets	(0.75)%	(0.65)%	(0.81)%	(0.86)%	(0.81)%
Portfolio turnover rate	32%	36%	60%	48%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.42	$8.92	$20.40	$16.94	$13.06
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.03)	(0.06)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	4.80	0.65	(7.61)	6.39	6.42
Total investment operations	4.75	0.62	(7.67)	6.28	6.35
Dividends and/or distributions to shareholders:
Net realized gains	—	(0.12)	(3.81)	(2.82)	(2.47)
Net asset value, end of year	$14.17	$9.42	$8.92	$20.40	$16.94
Total return	50.42%	7.07%	(45.34)%	39.52%	57.53%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,982	$4,362	$16,757	$64,361	$49,984
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.97%	0.95%	0.94%	0.94%
Including waiver and/or reimbursement and recapture	0.90%	0.91% (B)	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.42)%	(0.33)%	(0.53)%	(0.58)%	(0.52)%
Portfolio turnover rate	32%	36%	60%	48%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$9.55	$9.02	$20.55	$17.92
Investment operations:
Net investment income (loss) (B)	(0.03)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	4.86	0.66	(7.69)	2.67
Total investment operations	4.83	0.65	(7.72)	2.63
Dividends and/or distributions to shareholders:
Net realized gains	—	(0.12)	(3.81)	—
Net asset value, end of year	$14.38	$9.55	$9.02	$20.55
Total return	50.58%	7.22%	(45.25)%	14.73%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$1,343	$832	$20,288	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.69%	0.69%(D)
Including waiver and/or reimbursement and recapture	0.71%(E)	0.70%	0.69%	0.69%(D)
Net investment income (loss) to average net assets	(0.25)%	(0.08)%	(0.31)%	(0.45)%(D)
Portfolio turnover rate	32%	36%	60%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Growth (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $883.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$316,985	$—	$—	$—	$316,985
Total Borrowings	$316,985	$—	$—	$—	$316,985
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Fund is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into option contracts to manage exposure to various market fluctuations. The Fund may purchase or write call and put options on securities and derivative instruments in which the Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on foreign currency: The Fund may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included within the Statement of Assets and
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Open option contracts at October 31, 2024, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions: Investments, at value (A)	$—	$396,332	$—	$—	$—	$396,332
Total	$—	$396,332	$—	$—	$—	$396,332

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(641,382)	$—	$—	$—	$(641,382)
Total	$—	$(641,382)	$—	$—	$—	$(641,382)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(491,440)	$—	$—	$—	$(491,440)
Total	$—	$(491,440)	$—	$—	$—	$(491,440)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Options:
Average value of option contracts purchased	$283,800
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fundis in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2024. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Goldman Sachs International	$13,262	$—	$(13,262)	$—	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	201,495	—	(201,495)	—	—	—	—	—
Standard Chartered Bank	181,575	—	(181,575)	—	—	—	—	—
Total	$396,332	$—	$(396,332)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$452,902,324	96.95%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.650%
Over $1 billion up to $1.5 billion	0.635
Over $1.5 billion up to $2 billion	0.615
Over $2 billion up to $3 billion	0.605
Over $3 billion up to $4 billion	0.590
Over $4 billion up to $5 billion	0.575
Over $5 billion up to $7 billion	0.570
Over $7 billion	0.550
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I3, Class R6	0.74%	March 1, 2025
Class R	1.25	March 1, 2025
Class R4	0.90	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R4	$19,199	$7,914	$2,600	$29,713
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class R	0.50%
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I3 and Class R6.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$26,062	$2,165
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$144,070,507	$—	$236,475,965	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies and late year loss deferral.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments due to prior year merger, net operating losses and a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$2,460,194	$(2,460,194)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$312,442,657	$192,582,519	$(36,018,957)	$156,563,562
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $2,792,019.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$—	$—	$—	$—	$5,532,785	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$66,683,528	$—	$(1,651,091)	$(4,091,728)	$156,563,562
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Large Growth
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Large Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management- Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Morgan Stanley Investment Management Inc. and Wellington Management Company LLP (each a “Sub-Adviser” and collectively the “Sub-Advisers”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods, in line with the median for the past 5-year period and below the median for the past 3-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period and below the benchmark for the past 3-, 5- and 10-year periods. The Board noted that Morgan Stanley Investment Management Inc. had commenced sub-advising a sleeve of the Fund on October 18, 2019 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)
Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by each Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that Wellington Management Company LLC participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA LRG GROWTH 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Large Value Opportunities
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	3,434	$ 1,875,136
Air Freight & Logistics - 1.1%
United Parcel Service, Inc., Class B	28,779	3,858,113
Banks - 5.3%
Bank of America Corp.	99,706	4,169,705
Citizens Financial Group, Inc.	19,758	832,207
East West Bancorp, Inc.	13,415	1,307,828
JPMorgan Chase & Co.	50,673	11,245,352
Wells Fargo & Co.	6,919	449,182
		18,004,274
Beverages - 2.3%
Brown-Forman Corp., Class B	21,968	967,251
Celsius Holdings, Inc. (A)	4,594	138,187
Coca-Cola Co.	21,729	1,419,121
PepsiCo, Inc.	32,437	5,387,137
		7,911,696
Biotechnology - 1.7%
AbbVie, Inc.	11,487	2,341,855
Biogen, Inc. (A)	270	46,980
Exelixis, Inc. (A)	16,576	550,323
United Therapeutics Corp. (A)	7,664	2,866,106
		5,805,264
Broadline Retail - 0.7%
Amazon.com, Inc. (A)	13,497	2,515,841
Building Products - 0.2%
Masco Corp.	8,891	710,480
Capital Markets - 4.7%
Ameriprise Financial, Inc.	4,721	2,409,126
Cboe Global Markets, Inc.	13,618	2,908,396
Interactive Brokers Group, Inc., Class A	7,955	1,213,774
Moody's Corp.	2,216	1,006,153
Northern Trust Corp.	29,595	2,974,889
SEI Investments Co.	37,109	2,774,269
Tradeweb Markets, Inc., Class A	19,297	2,450,719
		15,737,326
Chemicals - 3.2%
Axalta Coating Systems Ltd. (A)	44,760	1,697,299
Ecolab, Inc.	11,627	2,857,103
Linde PLC	1,885	859,843
LyondellBasell Industries NV, Class A	28,560	2,480,436
Olin Corp.	7,173	294,308
PPG Industries, Inc.	22,281	2,774,207
		10,963,196
Commercial Services & Supplies - 1.4%
Cintas Corp.	6,534	1,344,763
MSA Safety, Inc.	2,111	350,320
Waste Management, Inc.	13,775	2,973,334
		4,668,417
	Shares	Value
COMMON STOCKS (continued)
Communications Equipment - 2.7%
Arista Networks, Inc. (A)	6,123	$ 2,366,172
Cisco Systems, Inc.	41,469	2,271,257
F5, Inc. (A)	8,856	2,071,241
Motorola Solutions, Inc.	5,353	2,405,371
		9,114,041
Construction & Engineering - 0.3%
MDU Resources Group, Inc.	23,323	672,869
Valmont Industries, Inc.	1,500	467,520
		1,140,389
Consumer Finance - 1.7%
American Express Co.	17,021	4,597,032
Capital One Financial Corp.	6,689	1,088,902
		5,685,934
Consumer Staples Distribution & Retail - 1.0%
Sysco Corp.	38,099	2,855,520
Walmart, Inc.	8,154	668,220
		3,523,740
Containers & Packaging - 0.6%
Smurfit WestRock PLC	9,593	494,040
Sonoco Products Co.	31,068	1,631,691
		2,125,731
Diversified Telecommunication Services - 0.0% (B)
Verizon Communications, Inc.	1,859	78,320
Electric Utilities - 1.6%
Duke Energy Corp.	19,256	2,219,639
FirstEnergy Corp.	6,380	266,875
NRG Energy, Inc.	30,951	2,797,971
		5,284,485
Electrical Equipment - 0.5%
Acuity Brands, Inc.	5,797	1,743,100
Entertainment - 1.7%
Electronic Arts, Inc.	10,066	1,518,456
Netflix, Inc. (A)	1,084	819,537
Walt Disney Co.	34,816	3,349,299
		5,687,292
Financial Services - 5.8%
Berkshire Hathaway, Inc., Class B (A)	23,602	10,642,614
Corpay, Inc. (A)	6,430	2,120,100
Jack Henry & Associates, Inc.	14,384	2,616,881
Mastercard, Inc., Class A	1,283	640,974
MGIC Investment Corp.	23,449	587,163
PayPal Holdings, Inc. (A)	10,645	844,148
Visa, Inc., Class A	7,997	2,317,930
Western Union Co.	13	140
		19,769,950
Food Products - 1.4%
Archer-Daniels-Midland Co.	5,477	302,385
Bunge Global SA	14,338	1,204,679
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
General Mills, Inc.	43,365	$ 2,949,688
Hershey Co.	1,235	219,311
		4,676,063
Gas Utilities - 0.5%
National Fuel Gas Co.	26,558	1,607,556
Ground Transportation - 0.4%
Union Pacific Corp.	5,659	1,313,284
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	2,184	247,600
Becton Dickinson & Co.	14,456	3,376,777
Hologic, Inc. (A)	18,966	1,533,780
ResMed, Inc.	12,523	3,036,452
		8,194,609
Health Care Providers & Services - 6.1%
Cardinal Health, Inc.	20,180	2,189,934
Cencora, Inc.	13,383	3,052,395
Centene Corp. (A)	25,488	1,586,883
Cigna Group	11,085	3,489,669
DaVita, Inc. (A)	9,316	1,302,470
Labcorp Holdings, Inc.	723	165,039
McKesson Corp.	4,970	2,487,932
Tenet Healthcare Corp. (A)	6,827	1,058,321
UnitedHealth Group, Inc.	8,418	4,751,961
Universal Health Services, Inc., Class B	1,878	383,694
		20,468,298
Hotel & Resort REITs - 0.7%
Host Hotels & Resorts, Inc.	146,432	2,524,488
Hotels, Restaurants & Leisure - 1.8%
Booking Holdings, Inc.	593	2,773,016
Carnival Corp. (A)	131,764	2,898,808
McDonald's Corp.	1,678	490,161
		6,161,985
Household Durables - 0.9%
Lennar Corp., Class A	17,242	2,936,313
Household Products - 2.8%
Colgate-Palmolive Co.	30,456	2,854,032
Kimberly-Clark Corp.	22,236	2,983,626
Procter & Gamble Co.	18,220	3,009,579
Reynolds Consumer Products, Inc.	23,127	623,273
		9,470,510
Insurance - 4.5%
Allstate Corp.	16,389	3,056,876
Arch Capital Group Ltd. (A)	16,391	1,615,497
Cincinnati Financial Corp.	11,192	1,576,169
Hartford Financial Services Group, Inc.	11,175	1,234,167
Old Republic International Corp.	66,174	2,311,458
Principal Financial Group, Inc.	2,915	240,196
Prudential Financial, Inc.	25,129	3,077,800
Unum Group	33,697	2,162,674
		15,274,837
	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 1.6%
Alphabet, Inc., Class A	13,106	$ 2,242,567
Alphabet, Inc., Class C	4,443	767,262
Meta Platforms, Inc., Class A	4,288	2,433,783
		5,443,612
IT Services - 0.1%
International Business Machines Corp.	1,793	370,649
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	7,939	1,034,531
Machinery - 3.8%
Caterpillar, Inc.	258	97,060
Donaldson Co., Inc.	23,666	1,731,405
Esab Corp.	5,237	644,360
Illinois Tool Works, Inc.	13,587	3,547,973
Otis Worldwide Corp.	12,919	1,268,646
PACCAR, Inc.	30,554	3,186,171
Snap-on, Inc.	6,991	2,307,939
		12,783,554
Media - 1.5%
Comcast Corp., Class A	113,804	4,969,821
Metals & Mining - 0.8%
Cleveland-Cliffs, Inc. (A)	16,207	210,367
Nucor Corp.	17,713	2,512,412
		2,722,779
Multi-Utilities - 0.7%
DTE Energy Co.	18,369	2,281,797
Oil, Gas & Consumable Fuels - 6.9%
Antero Midstream Corp.	42,857	615,855
Cheniere Energy, Inc.	13,411	2,566,597
Chevron Corp.	40,605	6,042,836
ConocoPhillips	37,406	4,097,454
EOG Resources, Inc.	3,300	402,468
Exxon Mobil Corp.	81,704	9,541,393
		23,266,603
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	75,763	4,225,303
Jazz Pharmaceuticals PLC (A)	20,909	2,300,617
Johnson & Johnson	47,269	7,556,422
Merck & Co., Inc.	66	6,753
		14,089,095
Professional Services - 1.5%
Leidos Holdings, Inc.	13,876	2,541,528
Robert Half, Inc.	36,093	2,458,294
		4,999,822
Retail REITs - 0.6%
Kimco Realty Corp.	17,871	423,900
Simon Property Group, Inc.	9,161	1,549,308
		1,973,208
Semiconductors & Semiconductor Equipment - 4.9%
Broadcom, Inc.	46,546	7,902,115
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic, Inc. (A)	11,543	$ 1,267,652
NVIDIA Corp.	18,333	2,433,889
QUALCOMM, Inc.	29,469	4,796,669
Texas Instruments, Inc.	258	52,415
		16,452,740
Software - 1.1%
AppLovin Corp., Class A (A)	6,223	1,054,114
Oracle Corp.	16,712	2,804,942
		3,859,056
Specialized REITs - 1.4%
American Tower Corp.	17,798	3,800,585
National Storage Affiliates Trust	19,289	813,031
		4,613,616
Specialty Retail - 3.8%
Home Depot, Inc.	14,281	5,623,144
Ross Stores, Inc.	22,221	3,104,718
TJX Cos., Inc.	37,409	4,228,339
		12,956,201
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	10,945	2,472,585
Dell Technologies, Inc., Class C	19,721	2,438,107
Hewlett Packard Enterprise Co.	99,542	1,940,073
NetApp, Inc.	9,054	1,044,017
		7,894,782
Textiles, Apparel & Luxury Goods - 1.5%
Carter's, Inc.	1	55
Deckers Outdoor Corp. (A)	15,103	2,429,922
Lululemon Athletica, Inc. (A)	2,342	697,682
NIKE, Inc., Class B	10,811	833,852
Skechers USA, Inc., Class A (A)	17,844	1,096,692
		5,058,203
	Shares	Value
COMMON STOCKS (continued)
Tobacco - 1.2%
Altria Group, Inc.	74,241	$ 4,043,165
Philip Morris International, Inc.	164	21,763
		4,064,928
Trading Companies & Distributors - 0.2%
Ferguson Enterprises, Inc.	2,862	563,070
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	15,230	3,398,727
Total Common Stocks (Cost $286,106,585)		331,627,462
EXCHANGE-TRADED FUND - 1.6%
U.S. Equity Fund - 1.6%
iShares Russell 1000 Value ETF	28,084	5,270,805
Total Exchange-Traded Fund (Cost $4,840,285)		5,270,805

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 2.10% (C), dated 10/31/2024, to be repurchased at $1,345,846 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $1,372,746.	$ 1,345,767	1,345,767
Total Repurchase Agreement (Cost $1,345,767)		1,345,767
Total Investments (Cost $292,292,637)		338,244,034
Net Other Assets (Liabilities) - 0.0% (B)		42,258
Net Assets - 100.0%		$ 338,286,292
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$331,627,462	$—	$—	$331,627,462
Exchange-Traded Fund	5,270,805	—	—	5,270,805
Repurchase Agreement	—	1,345,767	—	1,345,767
Total Investments	$336,898,267	$1,345,767	$—	$338,244,034
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rate disclosed reflects the yield at October 31, 2024.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(D)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $290,946,870)	$336,898,267
Repurchase agreement, at value (cost $1,345,767)	1,345,767
Receivables and other assets:
Net income from securities lending	19
Shares of beneficial interest sold	63,488
Dividends	194,682
Interest	78
Total assets	338,502,301
Liabilities:
Payables and other liabilities:
Investment management fees	130,214
Distribution and service fees	29,933
Transfer agent fees	1,942
Trustee and CCO fees	91
Audit and tax fees	23,006
Custody fees	14,781
Legal fees	3,858
Printing and shareholder reports fees	2,584
Registration fees	383
Other accrued expenses	9,217
Total liabilities	216,009
Net assets	$338,286,292
Net assets consist of:
Paid-in capital	$248,437,350
Total distributable earnings (accumulated losses)	89,848,942
Net assets	$338,286,292
Net assets by class:
Class I3	$263,302,485
Class R	64,944,725
Class R4	10,039,082
Shares outstanding (unlimited shares, no par value):
Class I3	23,145,859
Class R	5,699,777
Class R4	880,900
Net asset value per share: (A)
Class I3	$11.38
Class R	11.39
Class R4	11.40

(A)	Net asset value per share for Class I3, R and R4 shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$6,872,563
Interest income	24,853
Net income from securities lending	76,535
Withholding taxes on foreign income	(1,687)
Total investment income	6,972,264
Expenses:
Investment management fees	1,451,903
Distribution and service fees:
Class R	310,061
Class R4	23,881
Transfer agent fees:
Class I3	18,955
Class R	1,035
Class R4	716
Trustee and CCO fees	13,235
Audit and tax fees	24,254
Custody fees	22,147
Legal fees	25,001
Printing and shareholder reports fees	9,227
Registration fees	34,551
Other	26,945
Total expenses before waiver and/or reimbursement and recapture	1,961,911
Expenses waived and/or reimbursed:
Class R	(234)
Class R4	(590)
Recapture of previously waived and/or reimbursed fees:
Class R	234
Class R4	261
Net expenses	1,961,582
Net investment income (loss)	5,010,682
Net realized gain (loss) on:
Investments	49,398,373
Net change in unrealized appreciation (depreciation) on:
Investments	34,165,595
Net realized and change in unrealized gain (loss)	83,563,968
Net increase (decrease) in net assets resulting from operations	$88,574,650
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$5,010,682	$6,338,881
Net realized gain (loss)	49,398,373	(2,072,279)
Net change in unrealized appreciation (depreciation)	34,165,595	(5,500,756)
Net increase (decrease) in net assets resulting from operations	88,574,650	(1,234,154)
Dividends and/or distributions to shareholders:
Class I3	(4,524,722)	(21,138,055)
Class R	(806,320)	(4,768,710)
Class R4	(150,439)	(711,954)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,481,481)	(26,618,719)
Capital share transactions:
Proceeds from shares sold:
Class I3	1,524,241	2,712,928
Class R	1,057,312	1,065,183
Class R4	2,236,607	1,128,885
	4,818,160	4,906,996
Dividends and/or distributions reinvested:
Class I3	4,524,722	21,138,055
Class R	806,320	4,768,710
Class R4	150,439	711,954
	5,481,481	26,618,719
Cost of shares redeemed:
Class I3	(32,142,284)	(37,174,962)
Class R	(7,996,853)	(7,173,371)
Class R4	(1,673,351)	(3,253,651)
	(41,812,488)	(47,601,984)
Net increase (decrease) in net assets resulting from capital share transactions	(31,512,847)	(16,076,269)
Net increase (decrease) in net assets	51,580,322	(43,929,142)
Net assets:
Beginning of year	286,705,970	330,635,112
End of year	$338,286,292	$286,705,970
Capital share transactions - shares:
Shares issued:
Class I3	146,987	297,711
Class R	102,705	112,061
Class R4	230,998	119,998
	480,690	529,770
Shares reinvested:
Class I3	434,406	2,329,554
Class R	77,538	524,104
Class R4	14,435	78,274
	526,379	2,931,932
Shares redeemed:
Class I3	(3,091,092)	(4,045,497)
Class R	(773,244)	(779,611)
Class R4	(159,098)	(349,334)
	(4,023,434)	(5,174,442)
Net increase (decrease) in shares outstanding:
Class I3	(2,509,699)	(1,418,232)
Class R	(593,001)	(143,446)
Class R4	86,335	(151,062)
	(3,016,365)	(1,712,740)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.75	$9.59	$11.49	$8.16	$9.32
Investment operations:
Net investment income (loss) (A)	0.17	0.19	0.19	0.21	0.21
Net realized and unrealized gain (loss)	2.65	(0.24)	(0.28)	3.33	(1.09)
Total investment operations	2.82	(0.05)	(0.09)	3.54	(0.88)
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)	(0.20)	(0.21)	(0.23)
Net realized gains	—	(0.61)	(1.61)	—	(0.05)
Total dividends and/or distributions to shareholders	(0.19)	(0.79)	(1.81)	(0.21)	(0.28)
Net asset value, end of year	$11.38	$8.75	$9.59	$11.49	$8.16
Total return	32.39%	(0.72)%	(1.20)%	43.70%	(9.67)%
Ratio and supplemental data:
Net assets end of year (000’s)	$263,302	$224,564	$259,718	$313,063	$254,111
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.50%	0.50%	0.50%	0.49%	0.50%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.50%	0.49%(C)	0.50%(C)
Net investment income (loss) to average net assets	1.65%	2.07%	1.87%	2.04%	2.36%
Portfolio turnover rate	114%	111%	119%	117%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.77	$9.61	$11.50	$8.17	$9.33
Investment operations:
Net investment income (loss) (A)	0.12	0.15	0.14	0.16	0.16
Net realized and unrealized gain (loss)	2.63	(0.24)	(0.27)	3.33	(1.09)
Total investment operations	2.75	(0.09)	(0.13)	3.49	(0.93)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.15)	(0.16)	(0.18)
Net realized gains	—	(0.61)	(1.61)	—	(0.05)
Total dividends and/or distributions to shareholders	(0.13)	(0.75)	(1.76)	(0.16)	(0.23)
Net asset value, end of year	$11.39	$8.77	$9.61	$11.50	$8.17
Total return	31.56%	(1.22)%	(1.63)%	42.93%	(10.05)%
Ratio and supplemental data:
Net assets end of year (000’s)	$64,945	$55,174	$61,830	$70,159	$56,104
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	0.99%	0.98%	0.99%
Including waiver and/or reimbursement and recapture	1.00%(C)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	1.15%	1.57%	1.37%	1.53%	1.89%
Portfolio turnover rate	114%	111%	119%	117%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.77	$9.61	$11.51	$8.17	$9.33
Investment operations:
Net investment income (loss) (A)	0.14	0.17	0.16	0.19	0.19
Net realized and unrealized gain (loss)	2.65	(0.24)	(0.28)	3.34	(1.10)
Total investment operations	2.79	(0.07)	(0.12)	3.53	(0.91)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.17)	(0.19)	(0.20)
Net realized gains	—	(0.61)	(1.61)	—	(0.05)
Total dividends and/or distributions to shareholders	(0.16)	(0.77)	(1.78)	(0.19)	(0.25)
Net asset value, end of year	$11.40	$8.77	$9.61	$11.51	$8.17
Total return	32.01%	(0.97)%	(1.46)%	43.42%	(9.81)%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,039	$6,968	$9,087	$10,065	$19,376
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Including waiver and/or reimbursement and recapture	0.75% (C)	0.75%(C)	0.75%(C)	0.75%	0.75%(C)
Net investment income (loss) to average net assets	1.39%	1.82%	1.61%	1.83%	2.13%
Portfolio turnover rate	114%	111%	119%	117%	116%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Value Opportunities (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I3, Class R and Class R4.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $2,931.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$334,565,143	98.90%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.45%
Over $250 million up to $750 million	0.44
Over $750 million	0.43
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I3	0.65%	March 1, 2025
Class R	1.00	March 1, 2025
Class R4	0.75	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R4	$315	$759	$590	$1,664
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class R	0.50%
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I3.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$19,681	$1,765
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$369,512,657	$—	$401,520,985	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes and basis adjustments related to prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$1,823,589	$(1,823,589)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$292,493,673	$52,243,885	$(6,493,524)	$45,750,361
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $2,524,931.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,481,481	$—	$—	$—	$5,955,472	$—	$20,663,247	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$19,835,888	$—	$24,946,740	$—	$—	$(684,047)	$45,750,361
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Large Value Opportunities
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Large Value Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $5,481,482 of qualified dividend income.
For corporate shareholders, 35% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Large Value Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 3-year period and below the benchmark for the past 1-, 5- and 10-year periods. The Trustees noted that TAM intends to monitor and report to the Board on the operational stability and compliance oversight of the Sub-Adviser going forward. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2024.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Large Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA LRG VAL OPS 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Long Credit
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Long Credit

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 83.3%
Aerospace & Defense - 2.4%
BAE Systems PLC
5.50%, 03/26/2054 (A)	$ 880,000	$ 888,290
Boeing Co.
3.83%, 03/01/2059	2,620,000	1,701,226
5.93%, 05/01/2060	962,000	897,269
6.86%, 05/01/2054 (A)	3,093,000	3,318,411
General Electric Co.
4.13%, 10/09/2042	1,635,000	1,390,376
4.50%, 03/11/2044	1,307,000	1,162,447
RTX Corp.
4.15%, 05/15/2045	2,385,000	1,987,971
4.63%, 11/16/2048	3,681,000	3,252,552
		14,598,542
Automobile Components - 0.5%
Aptiv PLC/Aptiv Corp.
4.15%, 05/01/2052	2,031,000	1,504,760
Lear Corp.
3.55%, 01/15/2052 (B)	2,452,000	1,676,666
		3,181,426
Automobiles - 0.7%
Ford Motor Co.
4.75%, 01/15/2043	1,313,000	1,064,802
General Motors Co.
6.25%, 10/02/2043	3,374,000	3,398,353
		4,463,155
Banks - 9.0%
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (C), 03/11/2032	6,200,000	5,383,053
Fixed until 03/20/2050, 4.08% (C), 03/20/2051	3,690,000	3,028,500
Fixed until 04/25/2033, 5.29% (C), 04/25/2034	3,705,000	3,722,841
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (C), 07/21/2039	454,000	460,626
Barclays PLC
Fixed until 03/12/2054, 6.04% (C), 03/12/2055	504,000	526,978
BPCE SA
Fixed until 10/19/2041, 3.58% (C), 10/19/2042 (A)	1,021,000	758,333
Fixed until 07/19/2032, 5.75% (C), 07/19/2033 (A)	1,642,000	1,657,211
Citigroup, Inc.
Fixed until 01/24/2038, 3.88% (C), 01/24/2039	4,821,000	4,098,819
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (C), 10/21/2032	2,095,000	1,786,713
Fixed until 07/23/2034, 5.33% (C), 07/23/2035	3,200,000	3,198,292
Intesa Sanpaolo SpA
7.80%, 11/28/2053 (A)	1,861,000	2,141,936
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 04/22/2040, 3.11% (C), 04/22/2041	$ 8,642,000	$ 6,640,766
Fixed until 06/01/2033, 5.35% (C), 06/01/2034	2,452,000	2,480,772
Lloyds Banking Group PLC
Fixed until 01/05/2034, 5.68% (C), 01/05/2035	886,000	897,546
Morgan Stanley
Fixed until 07/22/2037, 3.97% (C), 07/22/2038	2,325,000	2,023,464
Fixed until 04/22/2038, 4.46% (C), 04/22/2039	3,085,000	2,838,280
Fixed until 07/19/2034, 5.32% (C), 07/19/2035	1,334,000	1,339,374
PNC Financial Services Group, Inc.
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	1,169,000	1,225,320
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (C), 01/26/2034	979,000	960,802
Fixed until 06/08/2033, 5.87% (C), 06/08/2034	2,017,000	2,074,216
UBS Group AG
Fixed until 09/06/2044, 5.38% (C), 09/06/2045 (A)	1,200,000	1,175,789
Fixed until 08/12/2032, 6.54% (C), 08/12/2033 (A)	790,000	850,576
Wells Fargo & Co.
4.75%, 12/07/2046	5,694,000	4,979,012
		54,249,219
Beverages - 2.1%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	9,994,000	8,748,748
Constellation Brands, Inc.
5.25%, 11/15/2048	2,311,000	2,220,951
Pernod Ricard SA
5.50%, 01/15/2042 (A)	1,578,000	1,556,931
		12,526,630
Biotechnology - 1.2%
Amgen, Inc.
4.20%, 02/22/2052	1,894,000	1,540,485
5.75%, 03/02/2063	2,822,000	2,830,694
CSL Finance PLC
4.95%, 04/27/2062 (A)	1,841,000	1,670,998
Gilead Sciences, Inc.
4.15%, 03/01/2047	1,718,000	1,432,877
		7,475,054
Building Products - 1.1%
Carrier Global Corp.
6.20%, 03/15/2054	1,333,000	1,465,551
GCC SAB de CV
3.61%, 04/20/2032 (A)	471,000	409,235
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (A)	3,974,000	3,422,261
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Owens Corning
4.30%, 07/15/2047	$ 1,638,000	$ 1,333,213
		6,630,260
Chemicals - 1.9%
LYB International Finance BV
4.88%, 03/15/2044	1,551,000	1,377,710
Nutrien Ltd.
5.00%, 04/01/2049	4,059,000	3,722,761
OCP SA
6.88%, 04/25/2044 (D)	471,000	463,742
Orbia Advance Corp. SAB de CV
5.88%, 09/17/2044 (D)	3,540,000	3,094,069
Westlake Corp.
4.38%, 11/15/2047	3,322,000	2,706,792
		11,365,074
Commercial Services & Supplies - 2.6%
Ashtead Capital, Inc.
5.80%, 04/15/2034 (A)	468,000	474,153
Equifax, Inc.
7.00%, 07/01/2037	3,854,000	4,311,457
GXO Logistics, Inc.
2.65%, 07/15/2031	2,529,000	2,171,977
6.50%, 05/06/2034	677,000	702,885
Moody's Corp.
3.25%, 05/20/2050	3,499,000	2,432,500
Siemens Financieringsmaatschappij NV
2.88%, 03/11/2041 (A)	1,720,000	1,280,318
4.40%, 05/27/2045 (A)	1,071,000	954,534
Waste Management, Inc.
5.35%, 10/15/2054 (E)	3,643,000	3,646,554
		15,974,378
Communications Equipment - 5.6%
AT&T, Inc.
3.50%, 09/15/2053	6,726,000	4,692,528
3.55%, 09/15/2055	8,699,000	6,035,524
Corning, Inc.
4.38%, 11/15/2057	2,306,000	1,867,683
PLDT, Inc.
3.45%, 06/23/2050 (D)	412,000	295,711
Telefonica Emisiones SA
7.05%, 06/20/2036	4,669,000	5,212,948
T-Mobile USA, Inc.
3.30%, 02/15/2051	795,000	548,941
4.50%, 04/15/2050	2,746,000	2,338,506
5.65%, 01/15/2053	2,952,000	2,960,937
Verizon Communications, Inc.
2.99%, 10/30/2056	1,531,000	947,798
3.70%, 03/22/2061	9,200,000	6,557,123
Vodafone Group PLC
5.75%, 06/28/2054	2,335,000	2,317,838
		33,775,537
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail - 2.7%
7-Eleven, Inc.
2.50%, 02/10/2041 (A)	$ 3,955,000	$ 2,627,155
Alimentation Couche-Tard, Inc.
5.62%, 02/12/2054 (A)	2,420,000	2,352,279
Home Depot, Inc.
4.25%, 04/01/2046	5,083,000	4,376,134
Lowe's Cos., Inc.
3.00%, 10/15/2050	2,575,000	1,665,877
4.25%, 04/01/2052	2,452,000	1,980,062
McDonald's Corp.
3.63%, 09/01/2049	2,205,000	1,646,890
Starbucks Corp.
4.50%, 11/15/2048	2,299,000	1,975,552
		16,623,949
Containers & Packaging - 0.4%
Smurfit Kappa Treasury ULC
5.78%, 04/03/2054 (A)	2,589,000	2,618,947
Diversified REITs - 0.4%
VICI Properties LP
6.13%, 04/01/2054	2,602,000	2,618,466
Electric Utilities - 10.7%
Appalachian Power Co.
4.45%, 06/01/2045	3,433,000	2,878,045
Berkshire Hathaway Energy Co.
4.50%, 02/01/2045	2,269,000	2,009,820
Black Hills Corp.
4.20%, 09/15/2046	5,093,000	4,083,187
Comision Federal de Electricidad
4.68%, 02/09/2051 (D)	295,000	213,805
6.26%, 02/15/2052 (D)	1,100,000	982,010
Consolidated Edison Co. of New York, Inc.
4.00%, 11/15/2057	6,865,000	5,328,481
Dominion Energy South Carolina, Inc.
6.05%, 01/15/2038	3,025,000	3,233,493
DTE Electric Co.
4.05%, 05/15/2048	2,315,000	1,918,852
Duke Energy Florida LLC
6.35%, 09/15/2037	4,355,000	4,745,058
Electricite de France SA
5.00%, 09/21/2048 (A)	2,176,000	1,955,266
Entergy Arkansas LLC
4.20%, 04/01/2049	4,059,000	3,336,248
Evergy Metro, Inc.
4.20%, 03/15/2048	3,433,000	2,817,649
FirstEnergy Corp.
4.85%, 07/15/2047	3,595,000	3,152,393
Northern States Power Co.
4.00%, 08/15/2045	2,776,000	2,274,299
Pacific Gas & Electric Co.
3.50%, 08/01/2050	2,061,000	1,441,113
PG&E Wildfire Recovery Funding LLC
5.10%, 06/01/2054	57,000	55,538
Potomac Electric Power Co.
7.90%, 12/15/2038	4,058,000	5,099,689
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Public Service Electric & Gas Co.
4.05%, 05/01/2048	$ 3,433,000	$ 2,830,606
Southern California Edison Co.
4.65%, 10/01/2043	2,919,000	2,625,751
Southern Co.
4.40%, 07/01/2046	3,025,000	2,567,219
Texas Electric Market Stabilization Funding N LLC
5.17%, 02/01/2052 (A)	1,243,000	1,212,128
Union Electric Co.
3.90%, 09/15/2042	4,615,000	3,803,446
Virginia Electric & Power Co.
8.88%, 11/15/2038	4,663,000	6,172,842
		64,736,938
Electrical Equipment - 0.3%
Emerson Electric Co.
2.75%, 10/15/2050	2,454,000	1,609,529
Electronic Equipment, Instruments & Components - 0.4%
AAC Technologies Holdings, Inc.
3.75%, 06/02/2031 (D)	654,000	589,712
Amphenol Corp.
5.38%, 11/15/2054	2,001,000	1,984,115
		2,573,827
Energy Equipment & Services - 0.5%
Halliburton Co.
5.00%, 11/15/2045	3,331,000	3,032,289
Financial Services - 0.9%
Brookfield Finance, Inc.
5.97%, 03/04/2054	1,973,000	2,047,934
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (C), 05/19/2034	1,139,000	1,185,216
FMR LLC
6.50%, 12/14/2040 (A)	1,718,000	1,905,101
		5,138,251
Food Products - 2.6%
BAT Capital Corp.
4.76%, 09/06/2049	2,603,000	2,139,349
7.08%, 08/02/2053	2,566,000	2,844,895
Cargill, Inc.
6.63%, 09/15/2037 (A)	2,398,000	2,656,041
J M Smucker Co.
6.50%, 11/15/2043	629,000	680,471
JBS USA Holding LUX SARL/JBS USA Food Co./JBS LUX Co. SARL
4.38%, 02/02/2052	3,900,000	2,984,907
Kroger Co.
5.50%, 09/15/2054	1,086,000	1,055,894
Philip Morris International, Inc.
4.25%, 11/10/2044	1,749,000	1,471,043
Sysco Corp.
3.30%, 02/15/2050	2,306,000	1,626,635
		15,459,235
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 1.2%
Alcon Finance Corp.
3.80%, 09/23/2049 (A)	$ 3,059,000	$ 2,368,606
5.75%, 12/06/2052 (A)	1,540,000	1,603,363
Danaher Corp.
2.60%, 10/01/2050	1,227,000	773,740
Stryker Corp.
4.63%, 03/15/2046	2,757,000	2,466,991
		7,212,700
Health Care Providers & Services - 3.7%
Cigna Group
3.40%, 03/15/2051	2,626,000	1,802,990
3.88%, 10/15/2047	3,998,000	3,030,323
5.60%, 02/15/2054	3,034,000	2,965,747
Elevance Health, Inc.
5.13%, 02/15/2053	3,089,000	2,850,908
HCA, Inc.
4.63%, 03/15/2052	3,451,000	2,838,770
6.10%, 04/01/2064	2,593,000	2,593,484
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	1,144,000	1,147,778
UnitedHealth Group, Inc.
5.20%, 04/15/2063	5,221,000	4,911,557
		22,141,557
Health Care REITs - 0.3%
Alexandria Real Estate Equities, Inc.
5.63%, 05/15/2054	2,075,000	2,052,671
Hotels, Restaurants & Leisure - 0.6%
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	4,733,000	3,779,159
Insurance - 2.1%
Alleghany Corp.
3.25%, 08/15/2051	1,783,000	1,236,483
4.90%, 09/15/2044	1,843,000	1,723,808
Allstate Corp.
3.85%, 08/10/2049	2,353,000	1,820,673
American International Group, Inc.
4.80%, 07/10/2045	1,538,000	1,390,889
Aon North America, Inc.
5.75%, 03/01/2054	1,702,000	1,724,147
Corebridge Financial, Inc.
4.40%, 04/05/2052	1,800,000	1,481,196
Equitable Holdings, Inc.
5.00%, 04/20/2048	1,500,000	1,380,514
High Street Funding Trust II
4.68%, 02/15/2048 (A)	2,220,000	1,900,762
		12,658,472
Internet & Catalog Retail - 2.2%
Alibaba Group Holding Ltd.
2.70%, 02/09/2041	200,000	143,188
4.20%, 12/06/2047	1,221,000	1,032,635
Amazon.com, Inc.
4.05%, 08/22/2047	3,268,000	2,779,477
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail (continued)
JD.com, Inc.
4.13%, 01/14/2050	$ 935,000	$ 775,343
Meta Platforms, Inc.
4.45%, 08/15/2052	2,299,000	2,021,002
5.75%, 05/15/2063	1,143,000	1,193,712
Prosus NV
4.03%, 08/03/2050 (D)	1,177,000	822,604
4.99%, 01/19/2052 (D)	2,000,000	1,621,029
Uber Technologies, Inc.
5.35%, 09/15/2054	3,249,000	3,097,762
		13,486,752
IT Services - 0.5%
Apple, Inc.
3.45%, 02/09/2045	2,606,000	2,065,904
Hewlett Packard Enterprise Co.
5.60%, 10/15/2054	1,246,000	1,200,347
		3,266,251
Machinery - 0.3%
Ingersoll Rand, Inc.
5.70%, 06/15/2054	1,615,000	1,661,231
Media - 2.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/2045	6,353,000	6,002,078
Comcast Corp.
2.89%, 11/01/2051	1,926,000	1,221,334
2.94%, 11/01/2056	1,281,000	792,531
4.00%, 11/01/2049	3,764,000	2,990,036
Fox Corp.
5.58%, 01/25/2049	3,078,000	2,924,616
		13,930,595
Metals & Mining - 1.1%
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	1,810,000	1,738,164
Glencore Finance Canada Ltd.
6.90%, 11/15/2037 (A)	1,307,000	1,445,288
Newmont Corp.
6.25%, 10/01/2039	2,118,000	2,294,698
Nucor Corp.
2.98%, 12/15/2055	1,837,000	1,150,770
		6,628,920
Oil, Gas & Consumable Fuels - 10.3%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/2047 (D)	1,297,000	1,166,919
BP Capital Markets America, Inc.
2.94%, 06/04/2051	4,290,000	2,762,318
Cameron LNG LLC
3.70%, 01/15/2039 (A)	1,772,000	1,469,207
Devon Energy Corp.
5.00%, 06/15/2045	1,841,000	1,579,587
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.
4.40%, 03/24/2051	$ 1,649,000	$ 1,324,177
5.75%, 04/18/2054	1,766,000	1,716,050
Energy Transfer LP
5.00%, 05/15/2050	1,718,000	1,492,758
7.50%, 07/01/2038	4,541,000	5,202,492
Enterprise Products Operating LLC
4.90%, 05/15/2046	3,676,000	3,364,092
Equinor ASA
5.10%, 08/17/2040	2,825,000	2,790,387
Greensaif Pipelines Bidco SARL
6.10%, 08/23/2042 (A)	1,542,000	1,542,356
Hess Corp.
5.60%, 02/15/2041	1,863,000	1,870,571
KazMunayGas National Co. JSC
6.38%, 10/24/2048 (D)	1,750,000	1,654,194
Kinder Morgan Energy Partners LP
6.55%, 09/15/2040	4,541,000	4,778,876
MPLX LP
5.50%, 02/15/2049	1,472,000	1,381,331
Occidental Petroleum Corp.
6.60%, 03/15/2046	2,626,000	2,687,834
ONEOK Partners LP
6.20%, 09/15/2043	2,191,000	2,234,872
ONEOK, Inc.
4.25%, 09/15/2046	2,090,000	1,642,440
5.20%, 07/15/2048	1,841,000	1,659,778
Ovintiv, Inc.
7.10%, 07/15/2053	1,629,000	1,774,135
Pertamina Persero PT
6.45%, 05/30/2044 (A)	1,429,000	1,518,027
Petroleos del Peru SA
5.63%, 06/19/2047 (D)	1,968,000	1,289,853
Petroleos Mexicanos
6.95%, 01/28/2060	1,459,000	1,039,736
7.69%, 01/23/2050	2,185,000	1,698,238
Petronas Capital Ltd.
4.55%, 04/21/2050 (A)	917,000	816,983
Shell Finance U.S., Inc.
3.75%, 09/12/2046	4,690,000	3,648,218
Spectra Energy Partners LP
4.50%, 03/15/2045	3,433,000	2,870,193
Western Midstream Operating LP
5.30%, 03/01/2048	2,452,000	2,129,710
Williams Cos., Inc.
5.40%, 03/04/2044	3,025,000	2,876,411
		61,981,743
Personal Care Products - 0.6%
Kenvue, Inc.
5.10%, 03/22/2043	3,681,000	3,633,718
Pharmaceuticals - 4.4%
AbbVie, Inc.
4.70%, 05/14/2045	2,918,000	2,681,720
5.40%, 03/15/2054	3,096,000	3,122,000
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	$ 1,823,000	$ 1,834,916
CVS Health Corp.
5.30%, 12/05/2043	4,181,000	3,790,302
5.88%, 06/01/2053	2,313,000	2,228,953
Johnson & Johnson
3.75%, 03/03/2047	1,638,000	1,345,226
Merck & Co., Inc.
3.70%, 02/10/2045	2,965,000	2,369,991
5.00%, 05/17/2053	2,160,000	2,060,937
Pfizer Investment Enterprises Pte. Ltd.
5.34%, 05/19/2063	2,168,000	2,088,854
Pfizer, Inc.
4.20%, 09/15/2048	4,581,000	3,883,583
Takeda Pharmaceutical Co. Ltd.
3.18%, 07/09/2050	1,640,000	1,126,045
		26,532,527
Residential REITs - 0.4%
American Homes 4 Rent LP
4.30%, 04/15/2052	3,042,000	2,424,087
Retail REITs - 0.3%
Kimco Realty OP LLC
3.70%, 10/01/2049	1,200,000	901,316
Simon Property Group LP
5.85%, 03/08/2053	700,000	724,919
		1,626,235
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc.
4.39%, 06/01/2052 (B)	2,925,000	2,567,510
Broadcom, Inc.
3.50%, 02/15/2041 (A)	2,051,000	1,613,343
Foundry JV Holdco LLC
6.40%, 01/25/2038 (A)	1,085,000	1,113,527
Intel Corp.
5.60%, 02/21/2054 (B)	2,075,000	1,920,630
5.90%, 02/10/2063	1,841,000	1,749,025
KLA Corp.
5.00%, 03/15/2049	1,543,000	1,455,707
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 05/11/2041 - 11/30/2051	2,316,000	1,598,424
QUALCOMM, Inc.
4.30%, 05/20/2047	4,285,000	3,652,957
Texas Instruments, Inc.
4.15%, 05/15/2048	1,557,000	1,320,761
5.05%, 05/18/2063	1,903,000	1,800,365
		18,792,249
Software - 2.5%
Fiserv, Inc.
4.40%, 07/01/2049	1,889,000	1,599,985
Intuit, Inc.
5.50%, 09/15/2053	1,743,000	1,780,847
Microsoft Corp.
2.92%, 03/17/2052	3,894,000	2,692,525
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Oracle Corp.
5.50%, 09/27/2064	$ 1,559,000	$ 1,463,500
6.90%, 11/09/2052	6,463,000	7,440,942
		14,977,799
Transportation Infrastructure - 1.4%
Burlington Northern Santa Fe LLC
2.88%, 06/15/2052	588,000	383,080
4.70%, 09/01/2045	4,541,000	4,144,866
5.20%, 04/15/2054	1,544,000	1,518,293
Norfolk Southern Corp.
4.65%, 01/15/2046	2,394,000	2,135,316
		8,181,555
Total Corporate Debt Securities (Cost $497,063,021)		503,618,927
U.S. GOVERNMENT OBLIGATIONS - 10.8%
U.S. Treasury - 10.8%
U.S. Treasury Bonds
1.25%, 05/15/2050	29,688,000	14,933,296
1.88%, 11/15/2051	18,238,000	10,684,191
3.63%, 02/15/2053 - 05/15/2053	538,000	462,344
4.13%, 08/15/2053	854,000	803,160
4.25%, 02/15/2054	3,080,000	2,963,537
4.50%, 02/15/2044	8,322,000	8,233,579
4.63%, 05/15/2044 - 05/15/2054	4,610,000	4,710,593
4.75%, 11/15/2043 - 11/15/2053	4,338,000	4,511,093
U.S. Treasury Notes
1.00%, 12/15/2024	4,775,000	4,753,612
3.88%, 08/15/2034	6,425,000	6,216,187
4.38%, 05/15/2034	6,901,000	6,950,601
Total U.S. Government Obligations (Cost $65,807,270)		65,222,193
FOREIGN GOVERNMENT OBLIGATIONS - 2.8%
Chile - 0.3%
Chile Government International Bonds
4.00%, 01/31/2052	2,609,000	2,030,804
Colombia - 0.2%
Colombia Government International Bonds
3.13%, 04/15/2031	353,000	281,166
5.00%, 06/15/2045	1,602,000	1,094,856
		1,376,022
Cote d'Ivoire - 0.2%
Ivory Coast Government International Bonds
6.13%, 06/15/2033 (A)	1,405,000	1,273,344
Dominican Republic - 0.3%
Dominican Republic International Bonds
6.85%, 01/27/2045 (D)	1,654,000	1,680,424
Guatemala - 0.2%
Guatemala Government Bonds
6.13%, 06/01/2050 (D)	1,457,000	1,333,301
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.1%
Indonesia Government International Bonds
5.13%, 01/15/2045 (A)	$ 825,000	$ 806,438
Mexico - 0.2%
Mexico Government International Bonds
4.60%, 02/10/2048	1,483,000	1,112,017
Panama - 0.3%
Panama Government International Bonds
4.50%, 04/01/2056	2,409,000	1,541,730
Peru - 0.1%
Peru Government International Bonds
5.63%, 11/18/2050	612,000	595,843
Qatar - 0.2%
Qatar Government International Bonds
5.10%, 04/23/2048 (A)	1,012,000	999,091
Republic of South Africa - 0.2%
Republic of South Africa Government International Bonds
6.25%, 03/08/2041	1,236,000	1,110,969
Romania - 0.1%
Romania Government International Bonds
4.00%, 02/14/2051 (A)	1,272,000	855,802
Saudi Arabia - 0.2%
Saudi Government International Bonds
5.25%, 01/16/2050 (A)	1,128,000	1,051,478
Uzbekistan - 0.2%
Republic of Uzbekistan International Bonds
3.90%, 10/19/2031 (D)	1,354,000	1,128,220
Total Foreign Government Obligations (Cost $16,497,523)		16,895,483
ASSET-BACKED SECURITIES - 1.3%
JG Wentworth XLIII LLC
Series 2019-1A, Class A, 3.82%, 08/17/2071 (A)	3,438,592	3,038,155
	Principal	Value
ASSET-BACKED SECURITIES (continued)
JG Wentworth XXXVIII LLC
Series 2017-1A, Class A, 3.99%, 08/16/2060 (A)	$ 5,552,761	$ 5,068,552
Total Asset-Backed Securities (Cost $8,159,757)		8,106,707
MUNICIPAL GOVERNMENT OBLIGATION - 0.2%
New York - 0.2%
Metropolitan Transportation Authority, Revenue Bonds,
Series E,
6.81%, 11/15/2040	880,000	965,470
Total Municipal Government Obligation (Cost $980,756)		965,470

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (F)	6,020,955	6,020,955
Total Other Investment Company (Cost $6,020,955)		6,020,955

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.10% (F), dated 10/31/2024, to be repurchased at $6,301,359 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $6,427,034.	$ 6,300,992	6,300,992
Total Repurchase Agreement (Cost $6,300,992)		6,300,992
Total Investments (Cost $600,830,274)		607,130,727
Net Other Assets (Liabilities) - (0.4)%		(2,390,923)
Net Assets - 100.0%		$ 604,739,804
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$503,618,927	$—	$503,618,927
U.S. Government Obligations	—	65,222,193	—	65,222,193
Foreign Government Obligations	—	16,895,483	—	16,895,483
Asset-Backed Securities	—	8,106,707	—	8,106,707
Municipal Government Obligation	—	965,470	—	965,470
Other Investment Company	6,020,955	—	—	6,020,955
Repurchase Agreement	—	6,300,992	—	6,300,992
Total Investments	$6,020,955	$601,109,772	$—	$607,130,727
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $65,517,993, representing 10.8% of the
Fund's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $5,895,577, collateralized by cash collateral of $6,020,955. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2024, the total value of the Regulation S securities is $16,335,593, representing
2.7% of the Fund's net assets.

(E)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(F)	Rate disclosed reflects the yield at October 31, 2024.
(G)
There were no transfers in or out of Level 3 during the period ended October 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $594,529,282) (including securities loaned of $5,895,577)	$600,829,735
Repurchase agreement, at value (cost $6,300,992)	6,300,992
Receivables and other assets:
Net income from securities lending	3,019
Interest	7,587,754
Tax reclaims	16,040
Total assets	614,737,540
Liabilities:
Cash collateral received upon return of:
Securities on loan	6,020,955
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	3,641,506
Investment management fees	234,077
Distribution and service fees	93
Transfer agent fees	4,781
Trustee and CCO fees	166
Audit and tax fees	45,752
Custody fees	37,929
Legal fees	4,149
Printing and shareholder reports fees	471
Registration fees	388
Other accrued expenses	7,469
Total liabilities	9,997,736
Net assets	$604,739,804
Net assets consist of:
Paid-in capital	$597,567,421
Total distributable earnings (accumulated losses)	7,172,383
Net assets	$604,739,804
Net assets by class:
Class A	$445,795
Class I	10,375,063
Class I2	593,918,946
Shares outstanding (unlimited shares, no par value):
Class A	46,366
Class I	1,080,020
Class I2	61,846,621
Net asset value per share: (A)
Class A	$9.61
Class I	9.61
Class I2	9.60
Maximum offering price per share: (B)
Class A	$10.09

(A)	Net asset value per share for Class I and I2 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$29,142,765
Net income from securities lending	31,080
Total investment income	29,173,845
Expenses:
Investment management fees	2,364,271
Distribution and service fees:
Class A	988
Transfer agent fees:
Class A	126
Class I	10,663
Class I2	38,607
Trustee and CCO fees	21,989
Audit and tax fees	47,636
Custody fees	55,539
Legal fees	39,288
Printing and shareholder reports fees	18,901
Registration fees	40,927
Other	26,843
Total expenses before waiver and/or reimbursement and recapture	2,665,778
Expenses waived and/or reimbursed:
Class A	(87)
Class I	(4,011)
Class I2	(359)
Recapture of previously waived and/or reimbursed fees:
Class A	404
Class I	11,249
Class I2	384
Net expenses	2,673,358
Net investment income (loss)	26,500,487
Net realized gain (loss) on:
Investments	937,352
Foreign currency transactions	2
Net realized gain (loss)	937,354
Net change in unrealized appreciation (depreciation) on:
Investments	7,591,925
Net realized and change in unrealized gain (loss)	8,529,279
Net increase (decrease) in net assets resulting from operations	$35,029,766
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023 (A)
From operations:
Net investment income (loss)	$26,500,487	$278,183
Net realized gain (loss)	937,354	(45,497)
Net change in unrealized appreciation (depreciation)	7,591,925	(1,291,472)
Net increase (decrease) in net assets resulting from operations	35,029,766	(1,058,786)
Dividends and/or distributions to shareholders:
Class A	(18,523)	(594)
Class I	(500,383)	(277,991)
Class I2 (B)	(26,006,507)	(47)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(26,525,413)	(278,632)
Capital share transactions:
Proceeds from shares sold:
Class A	103,455	332,051
Class I	313,235	9,999,999
Class I2 (B)	562,873,530	10,000
	563,290,220	10,342,050
Dividends and/or distributions reinvested:
Class A	18,523	594
Class I	500,333	277,991
Class I2 (B)	26,006,507	47
	26,525,363	278,632
Cost of shares redeemed:
Class A	(40,723)	—
Class I	(322,633)	—
Class I2 (B)	(2,500,040)	—
	(2,863,396)	—
Net increase (decrease) in net assets resulting from capital share transactions	586,952,187	10,620,682
Net increase (decrease) in net assets	595,456,540	9,283,264
Net assets:
Beginning of year	9,283,264	—
End of year	$604,739,804	$9,283,264
Capital share transactions - shares:
Shares issued:
Class A	10,809	37,897
Class I	32,460	1,000,163
Class I2 (B)	59,396,738	1,107
	59,440,007	1,039,167
Shares reinvested:
Class A	1,922	66
Class I	51,956	29,338
Class I2 (B)	2,700,537	5
	2,754,415	29,409
Shares redeemed:
Class A	(4,328)	—
Class I	(33,897)	—
Class I2 (B)	(251,766)	—
	(289,991)	—
Net increase (decrease) in shares outstanding:
Class A	8,403	37,963
Class I	50,519	1,029,501
Class I2 (B)	61,845,509	1,112
	61,904,431	1,068,576

(A)	Fund commenced operations on March 31, 2023.
(B)	Class I2 commenced operations on September 29, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.45	0.25
Net realized and unrealized gain (loss)	0.92	(1.30)
Total investment operations	1.37	(1.05)
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.26)
Net asset value, end of year	$9.61	$8.69
Total return (C)	15.88%	(10.73)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$446	$330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	3.85%(E)
Including waiver and/or reimbursement and recapture	0.86%	0.98%(E)
Net investment income (loss) to average net assets	4.69%	5.32%(E)
Portfolio turnover rate	48%	22%(D)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.47	0.27
Net realized and unrealized gain (loss)	0.92	(1.31)
Total investment operations	1.39	(1.04)
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.27)
Net asset value, end of year	$9.61	$8.69
Total return	16.11%	(10.55)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$10,375	$8,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	3.55%(D)
Including waiver and/or reimbursement and recapture	0.67%	0.67%(D)
Net investment income (loss) to average net assets	4.89%	4.91%(D)
Portfolio turnover rate	48%	22%(C)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.69	$9.04
Investment operations:
Net investment income (loss) (B)	0.49	0.04
Net realized and unrealized gain (loss)	0.91	(0.35)
Total investment operations	1.40	(0.31)
Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.04)
Net asset value, end of year	$9.60	$8.69
Total return	16.19%	(3.40)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$593,919	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%	3.46%(D)
Including waiver and/or reimbursement and recapture	0.51%(E)	0.58%(D)
Net investment income (loss) to average net assets	5.05%	5.47%(D)
Portfolio turnover rate	48%	22%(C)

(A)	Commenced operations on September 29, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Long Credit (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class A, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,020,955	$—	$—	$—	$6,020,955
Total Borrowings	$6,020,955	$—	$—	$—	$6,020,955
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$604,316,486	99.93%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.45%
Over $1 billion	0.44
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.03%	March 1, 2025
Class I	0.67	March 1, 2025
Class I2	0.58	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class I	$—	$151,798	$4,011	$155,809
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I and Class I2.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$49,221	$4,752
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$609,443,796	$201,342,525	$99,201,776	$140,885,912
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$601,532,609	$9,696,722	$(4,098,604)	$5,598,118
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $40,647.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$26,525,413	$—	$—	$—	$278,632	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,570,366	$—	$3,899	$—	$—	$—	$5,598,118
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Long Credit
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Long Credit (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, and changes in its net assets and its financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Long Credit (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the performance of the Fund since its inception on April 1, 2023 in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
and (ii) the Fund’s benchmark, in each case for the period ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe since its inception. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees also noted recent changes in the legal and compliance team at the Sub-Adviser.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Long Credit

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA LONG CRED 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Mid Cap Growth
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 7.1%
Axon Enterprise, Inc. (A)	10,408	$ 4,407,788
BWX Technologies, Inc.	49,381	6,012,137
		10,419,925
Biotechnology - 6.1%
Alnylam Pharmaceuticals, Inc. (A)	11,738	3,129,234
Exact Sciences Corp. (A)	35,737	2,463,351
Natera, Inc. (A)	27,370	3,310,675
		8,903,260
Capital Markets - 12.0%
Ares Management Corp., Class A	40,773	6,836,817
Nasdaq, Inc.	63,012	4,657,847
Tradeweb Markets, Inc., Class A	47,671	6,054,217
		17,548,881
Commercial Services & Supplies - 4.2%
Clean Harbors, Inc. (A)	26,250	6,070,575
Consumer Staples Distribution & Retail - 2.4%
Casey's General Stores, Inc.	8,987	3,541,058
Electrical Equipment - 2.5%
GE Vernova, Inc. (A)	12,071	3,641,338
Electronic Equipment, Instruments & Components - 6.7%
CDW Corp.	33,047	6,220,437
Coherent Corp. (A)	39,264	3,629,564
		9,850,001
Entertainment - 5.9%
Liberty Media Corp. - Liberty Formula One, Class C (A)	52,965	4,228,725
Take-Two Interactive Software, Inc. (A)	27,419	4,434,201
		8,662,926
Food Products - 2.2%
Freshpet, Inc. (A)	24,140	3,199,516
Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (A)	18,268	3,745,488
Health Care Technology - 3.4%
Veeva Systems, Inc., Class A (A)	24,054	5,023,197
Hotels, Restaurants & Leisure - 2.7%
DraftKings, Inc., Class A (A)	110,155	3,890,675
Interactive Media & Services - 3.0%
Pinterest, Inc., Class A (A)	135,808	4,317,336
IT Services - 6.0%
Gartner, Inc. (A)	10,678	5,365,695
MongoDB, Inc. (A)	12,635	3,416,504
		8,782,199
	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.8%
ICON PLC (A)	11,705	$ 2,599,797
Oil, Gas & Consumable Fuels - 4.7%
Cheniere Energy, Inc.	35,486	6,791,311
Personal Care Products - 1.3%
elf Beauty, Inc. (A)	18,316	1,927,759
Semiconductors & Semiconductor Equipment - 7.2%
Marvell Technology, Inc.	50,787	4,068,546
Monolithic Power Systems, Inc.	4,734	3,594,526
Silicon Laboratories, Inc. (A)	27,902	2,897,902
		10,560,974
Software - 8.4%
Aspen Technology, Inc. (A)	13,557	3,182,235
HubSpot, Inc. (A)	9,156	5,079,657
PTC, Inc. (A)	21,172	3,923,807
		12,185,699
Specialized REITs - 2.0%
SBA Communications Corp.	12,758	2,927,578
Specialty Retail - 5.8%
O'Reilly Automotive, Inc. (A)	3,563	4,108,638
Ross Stores, Inc.	30,719	4,292,058
		8,400,696
Textiles, Apparel & Luxury Goods - 1.5%
On Holding AG, Class A (A)	45,720	2,168,042
Total Common Stocks (Cost $116,475,471)		145,158,231

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 2.10% (B), dated 10/31/2024, to be repurchased at $878,435 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $896,024.	$ 878,384	878,384
Total Repurchase Agreement (Cost $878,384)		878,384
Total Investments (Cost $117,353,855)		146,036,615
Net Other Assets (Liabilities) - (0.1)%		(192,775)
Net Assets - 100.0%		$ 145,843,840
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$145,158,231	$—	$—	$145,158,231
Repurchase Agreement	—	878,384	—	878,384
Total Investments	$145,158,231	$878,384	$—	$146,036,615
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $116,475,471)	$145,158,231
Repurchase agreement, at value (cost $878,384)	878,384
Receivables and other assets:
Net income from securities lending	377
Shares of beneficial interest sold	7,538
Interest	51
Total assets	146,044,581
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	21,685
Investment management fees	89,432
Distribution and service fees	12,059
Transfer agent fees	4,452
Trustee and CCO fees	38
Audit and tax fees	29,446
Custody fees	24,478
Legal fees	4,628
Printing and shareholder reports fees	4,774
Registration fees	964
Other accrued expenses	8,785
Total liabilities	200,741
Net assets	$145,843,840
Net assets consist of:
Paid-in capital	$114,802,094
Total distributable earnings (accumulated losses)	31,041,746
Net assets	$145,843,840
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$17,672,120
Class C	717,792
Class I	11,287,780
Class I2	68,799,157
Class I3	21,704,788
Class R	17,214,069
Class R4	58,831
Class R6	8,389,303
Shares outstanding (unlimited shares, no par value):
Class A	1,860,947
Class C	85,735
Class I	1,143,849
Class I2	6,862,104
Class I3	2,168,679
Class R	1,789,865
Class R4	5,927
Class R6	837,763
Net asset value per share: (A)
Class A	$9.50
Class C	8.37
Class I	9.87
Class I2	10.03
Class I3	10.01
Class R	9.62
Class R4	9.93
Class R6	10.01
Maximum offering price per share: (B)
Class A	$10.05

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$832,622
Interest income	185,391
Net income from securities lending	1,962
Total investment income	1,019,975
Expenses:
Investment management fees	1,871,493
Distribution and service fees:
Class A	42,804
Class C	8,838
Class R	84,234
Class R4	402
Transfer agent fees:
Class A	31,378
Class C	1,982
Class I	6,238
Class I2	14,758
Class I3	1,648
Class R	279
Class R4	12
Class R6	612
Trustee and CCO fees	10,233
Audit and tax fees	30,783
Custody fees	36,622
Legal fees	24,234
Printing and shareholder reports fees	13,816
Registration fees	91,534
Other	30,868
Total expenses before waiver and/or reimbursement and recapture	2,302,768
Expenses waived and/or reimbursed:
Class C	(471)
Class I3	(65)
Class R4	(185)
Recapture of previously waived and/or reimbursed fees:
Class C	280
Class I3	65
Class R4	32
Net expenses	2,302,424
Net investment income (loss)	(1,282,449)
Net realized gain (loss) on:
Investments	69,882,205
Net change in unrealized appreciation (depreciation) on:
Investments	32,748,796
Net realized and change in unrealized gain (loss)	102,631,001
Net increase (decrease) in net assets resulting from operations	$101,348,552
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$(1,282,449)	$(1,089,275)
Net realized gain (loss)	69,882,205	(19,426,992)
Net change in unrealized appreciation (depreciation)	32,748,796	36,808,931
Net increase (decrease) in net assets resulting from operations	101,348,552	16,292,664
Capital share transactions:
Proceeds from shares sold:
Class A	5,246,357	4,236,166
Class C	232,925	420,721
Class I	10,868,162	3,983,653
Class I2	56,902	61,541,177
Class I3	344,313	495,243
Class R	1,316,495	614,829
Class R4	15,515	14,263
Class R6	370,666	324,552
	18,451,335	71,630,604
Cost of shares redeemed:
Class A	(4,723,925)	(2,544,077)
Class C	(508,653)	(87,876)
Class I	(4,592,266)	(1,440,277)
Class I2	(313,025,567)	(4,962,518)
Class I3	(4,056,315)	(5,526,231)
Class R	(2,900,818)	(1,997,432)
Class R4	(149,776)	(2,548)
Class R6	(1,514,666)	(776,060)
	(331,471,986)	(17,337,019)
Automatic conversions:
Class A	69,936	81,961
Class C	(69,936)	(81,961)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(313,020,651)	54,293,585
Net increase (decrease) in net assets	(211,672,099)	70,586,249
Net assets:
Beginning of year	357,515,939	286,929,690
End of year	$145,843,840	$357,515,939
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	598,499	565,448
Class C	31,400	63,069
Class I	1,115,926	498,236
Class I2	6,641	8,066,339
Class I3	36,965	61,483
Class R	148,979	81,381
Class R4	1,705	1,885
Class R6	40,197	43,018
	1,980,312	9,380,859
Shares redeemed:
Class A	(532,287)	(340,044)
Class C	(64,647)	(13,752)
Class I	(500,161)	(197,144)
Class I2	(33,446,240)	(588,359)
Class I3	(435,306)	(715,126)
Class R	(319,229)	(272,153)
Class R4	(15,486)	(340)
Class R6	(163,081)	(98,367)
	(35,476,437)	(2,225,285)
Automatic conversions:
Class A	7,831	10,931
Class C	(8,835)	(12,273)
	(1,004)	(1,342)
Net increase (decrease) in shares outstanding:
Class A	74,043	236,335
Class C	(42,082)	37,044
Class I	615,765	301,092
Class I2	(33,439,599)	7,477,980
Class I3	(398,341)	(653,643)
Class R	(170,250)	(190,772)
Class R4	(13,781)	1,545
Class R6	(122,884)	(55,349)
	(33,497,129)	7,154,232
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.08	$6.70	$15.14	$11.91	$10.33
Investment operations:
Net investment income (loss) (A)	(0.08)	(0.05)	(0.06)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	2.50	0.43	(4.03)	3.98	1.83
Total investment operations	2.42	0.38	(4.09)	3.87	1.76
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.00)(B)	—	—
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Total dividends and/or distributions to shareholders	—	—	(4.35)	(0.64)	(0.18)
Net asset value, end of year	$9.50	$7.08	$6.70	$15.14	$11.91
Total return (D)	34.18%	5.67%	(35.42)%(C)	33.21%	17.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,672	$12,644	$10,385	$16,740	$12,670
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%	1.24%	1.23%	1.17%	1.19%
Including waiver and/or reimbursement and recapture	1.22%	1.24%(E)	1.23%(E)	1.17%	1.19%
Net investment income (loss) to average net assets	(0.88)%	(0.73)%	(0.72)%	(0.79)%	(0.68)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.29	$6.00	$14.01	$11.14	$9.74
Investment operations:
Net investment income (loss) (A)	(0.13)	(0.10)	(0.12)	(0.20)	(0.14)
Net realized and unrealized gain (loss)	2.21	0.39	(3.63)	3.71	1.72
Total investment operations	2.08	0.29	(3.75)	3.51	1.58
Contributions from affiliate	—	—	0.09 (B)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Net asset value, end of year	$8.37	$6.29	$6.00	$14.01	$11.14
Total return (C)	33.07%	4.83%	(35.05)%(B)	32.24%	16.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$718	$804	$544	$1,659	$1,341
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.01%	2.05%	2.07%	1.90%	1.94%
Including waiver and/or reimbursement and recapture	1.99%	1.99%	2.02%	1.90%	1.94%
Net investment income (loss) to average net assets	(1.64)%	(1.49)%	(1.52)%	(1.52)%	(1.43)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.92%.

(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.33	$6.91	$15.44	$12.10	$10.46
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.03)	(0.03)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	2.59	0.45	(4.15)	4.05	1.86
Total investment operations	2.54	0.42	(4.18)	3.98	1.82
Contributions from affiliate	—	—	0.02 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.02)	—	—
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Total dividends and/or distributions to shareholders	—	—	(4.37)	(0.64)	(0.18)
Net asset value, end of year	$9.87	$7.33	$6.91	$15.44	$12.10
Total return	34.65%	6.08%	(35.12)%(B)	33.62%	17.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,288	$3,869	$1,568	$2,417	$1,488
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.87%	0.87%	0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.89%	0.87%	0.87%	0.87%	0.88%
Net investment income (loss) to average net assets	(0.54)%	(0.37)%	(0.36)%	(0.50)%	(0.38)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.09%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.44	$7.01	$15.58	$12.19	$10.53
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.02)	(0.02)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	2.63	0.45	(4.20)	4.08	1.87
Total investment operations	2.59	0.43	(4.22)	4.03	1.84
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Net asset value, end of year	$10.03	$7.44	$7.01	$15.58	$12.19
Total return	34.81%	6.13%	(35.18)%	33.79%	17.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$68,799	$299,798	$230,060	$302,016	$391,784
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.77%	0.77%	0.76%	0.77%
Including waiver and/or reimbursement and recapture	0.79%	0.77%	0.77%	0.76%	0.77%(B)
Net investment income (loss) to average net assets	(0.40)%	(0.26)%	(0.25)%	(0.37)%	(0.29)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.43	$7.00	$15.56	$12.17	$10.51
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.02)	(0.02)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	2.62	0.45	(4.19)	4.08	1.87
Total investment operations	2.58	0.43	(4.21)	4.03	1.84
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Net asset value, end of year	$10.01	$7.43	$7.00	$15.56	$12.17
Total return	34.72%	6.14%	(35.11)%	33.64%	17.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,705	$19,062	$22,531	$36,970	$35,975
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.77%	0.78%	0.76%	0.76%
Including waiver and/or reimbursement and recapture	0.79%	0.77%	0.78%	0.76%(B)	0.78%
Net investment income (loss) to average net assets	(0.44)%	(0.25)%	(0.26)%	(0.38)%	(0.27)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.17	$6.79	$15.29	$12.03	$10.45
Investment operations:
Net investment income (loss) (A)	(0.08)	(0.06)	(0.06)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	2.53	0.44	(4.09)	4.02	1.85
Total investment operations	2.45	0.38	(4.15)	3.90	1.76
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Net asset value, end of year	$9.62	$7.17	$6.79	$15.29	$12.03
Total return	34.17%	5.60%	(35.47)%	33.13%	17.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,214	$14,056	$14,603	$25,582	$22,527
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.27%	1.27%	1.25%	1.26%
Including waiver and/or reimbursement and recapture	1.29%	1.27%	1.27%	1.25%	1.32%
Net investment income (loss) to average net assets	(0.94)%	(0.75)%	(0.76)%	(0.88)%	(0.81)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.38	$6.97	$15.53	$12.17	$10.53
Investment operations:
Net investment income (loss) (A)	(0.06)	(0.03)	(0.04)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	2.61	0.44	(4.17)	4.08	1.87
Total investment operations	2.55	0.41	(4.21)	4.00	1.82
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	—
Net realized gains	—	—	(4.35)	(0.64)	(0.18)
Total dividends and/or distributions to shareholders	—	—	(4.35)	(0.64)	(0.18)
Net asset value, end of year	$9.93	$7.38	$6.97	$15.53	$12.17
Total return	34.55%	5.88%	(35.26)%	33.59%	17.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$59	$145	$127	$192	$334
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.02%	1.03%	1.01%	1.01%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	(0.60)%	(0.44)%	(0.43)%	(0.54)%	(0.43)%
Portfolio turnover rate	106%	75%	77%	99%	91%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$7.43	$7.00	$15.55	$13.87
Investment operations:
Net investment income (loss) (B)	(0.04)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.62	0.45	(4.18)	1.71
Total investment operations	2.58	0.43	(4.20)	1.68
Contributions from affiliate	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(4.35)	—
Net asset value, end of year	$10.01	$7.43	$7.00	$15.55
Total return	34.72%	6.14%	(35.13)%	12.11%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$8,389	$7,138	$7,112	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.77%	0.77%	0.76%(D)
Including waiver and/or reimbursement and recapture	0.79%	0.77%	0.77%	0.76%(D)
Net investment income (loss) to average net assets	(0.44)%	(0.26)%	(0.27)%	(0.53)%(D)
Portfolio turnover rate	106%	75%	77%	99%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Mid Cap Growth (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $3,305.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$100,880,184	69.17%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $200 million	0.705%
Over $200 million up to $1 billion	0.685
Over $1 billion	0.670
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.28%	March 1, 2025
Class C	1.99	March 1, 2025
Class I	0.92	March 1, 2025
Class I2, Class I3, Class R6	0.82	March 1, 2025
Class R	1.35	March 1, 2025
Class R4	0.95	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class C	$—	$280	$471	$751
Class R4	110	105	185	400
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$20,361	$51
Class C	—	21
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$56,243	$4,339
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$274,848,349	$—	$577,709,644	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and late year loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(1,260,137)	$1,260,137
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$119,642,093	$28,533,430	$(2,138,908)	$26,394,522
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $58,901,075.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$—	$—	$—	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$5,620,670	$—	$(973,446)	$—	$26,394,522
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Mid Cap Growth
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Mid Cap Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Mid Cap Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wellington Management Company LLP (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 5-year period, and below the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period and below the benchmark for the past 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced sub-advising the Fund on December 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA MCG 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Mid Cap Value Opportunities
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 96.3%
Aerospace & Defense - 1.8%
Huntington Ingalls Industries, Inc.	116,900	$ 21,621,824
Banks - 1.7%
First Citizens BancShares, Inc., Class A	10,545	20,429,356
Beverages - 1.0%
Molson Coors Beverage Co., Class B	223,300	12,163,151
Chemicals - 0.8%
Mosaic Co.	358,900	9,604,164
Consumer Finance - 1.1%
Ally Financial, Inc.	376,592	13,199,550
Consumer Staples Distribution & Retail - 3.6%
Dollar General Corp.	108,800	8,708,352
Dollar Tree, Inc. (A)	189,200	12,229,888
U.S. Foods Holding Corp. (A)	259,800	16,016,670
Walgreens Boots Alliance, Inc.	709,400	6,710,924
		43,665,834
Containers & Packaging - 1.4%
Graphic Packaging Holding Co.	600,000	16,956,000
Distributors - 1.4%
LKQ Corp.	472,597	17,386,844
Diversified Telecommunication Services - 1.9%
GCI Liberty, Inc. (A)(B)(C)(D)	293,004	0
Liberty Global Ltd., Class A (A)	1,130,626	22,397,701
		22,397,701
Electric Utilities - 5.8%
Entergy Corp.	76,700	11,871,626
Evergy, Inc.	476,800	28,817,792
OGE Energy Corp.	733,542	29,334,345
		70,023,763
Electronic Equipment, Instruments & Components - 3.0%
TD SYNNEX Corp.	154,700	17,844,645
Vontier Corp.	478,638	17,747,897
		35,592,542
Energy Equipment & Services - 2.2%
Halliburton Co.	641,000	17,781,340
Noble Corp. PLC	286,800	9,171,864
		26,953,204
Entertainment - 1.3%
Warner Bros Discovery, Inc. (A)	1,993,200	16,204,716
Financial Services - 5.0%
Corpay, Inc. (A)	75,200	24,794,944
Fidelity National Information Services, Inc.	158,903	14,258,366
Global Payments, Inc.	209,100	21,685,761
		60,739,071
Food Products - 7.6%
Archer-Daniels-Midland Co.	337,800	18,649,938
Conagra Brands, Inc.	240,000	6,945,600
Kraft Heinz Co.	355,400	11,891,684
	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Lamb Weston Holdings, Inc.	142,200	$ 11,047,518
Post Holdings, Inc. (A)	186,900	20,411,349
Tyson Foods, Inc., Class A	398,300	23,336,397
		92,282,486
Gas Utilities - 1.1%
National Fuel Gas Co.	219,300	13,274,229
Health Care Equipment & Supplies - 4.3%
Baxter International, Inc.	641,600	22,905,120
Koninklijke Philips NV (A)(E)	628,505	16,466,831
Zimmer Biomet Holdings, Inc.	118,200	12,637,944
		52,009,895
Health Care Providers & Services - 5.1%
Centene Corp. (A)	326,600	20,334,116
Henry Schein, Inc. (A)	266,600	18,723,318
Labcorp Holdings, Inc.	96,155	21,949,302
		61,006,736
Insurance - 5.1%
Fidelity National Financial, Inc.	375,922	22,619,227
Markel Group, Inc. (A)	13,970	21,541,880
Willis Towers Watson PLC	55,445	16,754,924
		60,916,031
Interactive Media & Services - 2.7%
IAC, Inc. (A)	370,290	17,755,405
Match Group, Inc. (A)	417,500	15,042,525
		32,797,930
IT Services - 0.5%
Cognizant Technology Solutions Corp., Class A	78,700	5,870,233
Life Sciences Tools & Services - 2.4%
Bio-Rad Laboratories, Inc., Class A (A)	80,403	28,799,550
Machinery - 1.8%
Allison Transmission Holdings, Inc.	68,700	7,341,282
CNH Industrial NV	806,168	9,053,267
Middleby Corp. (A)	45,000	5,836,500
		22,231,049
Media - 6.6%
EchoStar Corp., Class A (A)	221,332	5,546,580
Fox Corp., Class A	124,500	5,229,000
Liberty Broadband Corp., Class C (A)	347,370	28,074,443
News Corp., Class A	590,700	16,096,575
Sirius XM Holdings, Inc.	932,829	24,869,221
		79,815,819
Metals & Mining - 1.8%
Commercial Metals Co.	395,900	21,299,420
Multi-Utilities - 6.1%
Dominion Energy, Inc.	678,300	40,379,199
NiSource, Inc.	944,900	33,222,684
		73,601,883
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Office REITs - 0.9%
JBG SMITH Properties	668,913	$ 11,371,521
Oil, Gas & Consumable Fuels - 5.2%
HF Sinclair Corp.	281,688	10,875,974
Kinder Morgan, Inc.	1,172,602	28,740,475
Williams Cos., Inc.	449,000	23,514,130
		63,130,579
Pharmaceuticals - 6.3%
Jazz Pharmaceuticals PLC (A)	211,400	23,260,342
Organon & Co.	784,200	14,727,276
Perrigo Co. PLC	715,800	18,345,954
Viatris, Inc.	1,653,800	19,184,080
		75,517,652
Professional Services - 3.3%
Amentum Holdings, Inc. (A)	121,000	3,598,540
Clarivate PLC (A)(E)	2,312,100	15,259,860
Jacobs Solutions, Inc.	107,100	15,056,118
SS&C Technologies Holdings, Inc.	88,000	6,153,840
		40,068,358
Specialized REITs - 1.7%
Gaming & Leisure Properties, Inc.	402,975	20,225,315
Specialty Retail - 0.6%
Ulta Beauty, Inc. (A)	18,200	6,715,436
Trading Companies & Distributors - 1.2%
WESCO International, Inc.	73,900	14,186,583
Total Common Stocks (Cost $1,007,026,097)		1,162,058,425
	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (F)	10,693,553	$ 10,693,553
Total Other Investment Company (Cost $10,693,553)		10,693,553

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 2.10% (F), dated 10/31/2024, to be repurchased at $45,002,912 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $45,900,396.	$ 45,000,287	45,000,287
Total Repurchase Agreement (Cost $45,000,287)		45,000,287
Total Investments (Cost $1,062,719,937)		1,217,752,265
Net Other Assets (Liabilities) - (0.9)%		(10,685,467)
Net Assets - 100.0%		$ 1,207,066,798
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$1,162,058,425	$—	$0	$1,162,058,425
Other Investment Company	10,693,553	—	—	10,693,553
Repurchase Agreement	—	45,000,287	—	45,000,287
Total Investments	$1,172,751,978	$45,000,287	$0	$1,217,752,265
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Security is Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2024, the total value of the securities is $0, representing 0.0% of the Fund’s net assets.
(D)	Security deemed worthless.
(E)
All or a portion of the security is on loan. The total value of the securities on loan is $16,601,202, collateralized by cash collateral of $10,693,553 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,256,439. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Rate disclosed reflects the yield at October 31, 2024.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(G)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,017,719,650) (including securities loaned of $16,601,202)	$1,172,751,978
Repurchase agreement, at value (cost $45,000,287)	45,000,287
Receivables and other assets:
Net income from securities lending	4,141
Shares of beneficial interest sold	792,448
Dividends	773,843
Interest	2,625
Total assets	1,219,325,322
Liabilities:
Cash collateral received upon return of:
Securities on loan	10,693,553
Payables and other liabilities:
Shares of beneficial interest redeemed	550,774
Investment management fees	721,762
Distribution and service fees	49,907
Transfer agent fees	75,677
Trustee and CCO fees	340
Audit and tax fees	34,042
Custody fees	62,240
Legal fees	16,780
Printing and shareholder reports fees	29,854
Registration fees	1,105
Other accrued expenses	22,490
Total liabilities	12,258,524
Net assets	$1,207,066,798
Net assets consist of:
Paid-in capital	$954,300,409
Total distributable earnings (accumulated losses)	252,766,389
Net assets	$1,207,066,798
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$25,344,964
Class C	12,075,648
Class I	746,921,747
Class I2	68,349,952
Class I3	78,335,780
Class R	51,469,500
Class R4	55,604,838
Class R6	168,964,369
Shares outstanding (unlimited shares, no par value):
Class A	2,181,632
Class C	1,074,700
Class I	63,818,236
Class I2	5,832,644
Class I3	6,637,160
Class R	4,364,512
Class R4	4,694,260
Class R6	14,257,405
Net asset value per share: (A)
Class A	$11.62
Class C	11.24
Class I	11.70
Class I2	11.72
Class I3	11.80
Class R	11.79
Class R4	11.85
Class R6	11.85
Maximum offering price per share: (B)
Class A	$12.30

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$25,494,336
Interest income	1,649,901
Net income from securities lending	63,501
Total investment income	27,207,738
Expenses:
Investment management fees	9,164,940
Distribution and service fees:
Class A	63,168
Class C	139,908
Class R	260,180
Class R4	140,309
Transfer agent fees:
Class A	47,570
Class C	17,345
Class I	797,804
Class I2	9,941
Class I3	6,320
Class R	900
Class R4	4,209
Class R6	14,015
Trustee and CCO fees	53,297
Audit and tax fees	41,547
Custody fees	92,868
Legal fees	105,165
Printing and shareholder reports fees	93,329
Registration fees	118,102
Other	71,249
Total expenses before waiver and/or reimbursement and recapture	11,242,166
Expenses waived and/or reimbursed:
Class A	(701)
Class R4	(56,006)
Recapture of previously waived and/or reimbursed fees:
Class A	6,256
Class R4	1,410
Net expenses	11,193,125
Net investment income (loss)	16,014,613
Net realized gain (loss) on:
Investments	99,956,585
Net change in unrealized appreciation (depreciation) on:
Investments	129,250,232
Net realized and change in unrealized gain (loss)	229,206,817
Net increase (decrease) in net assets resulting from operations	$245,221,430
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$16,014,613	$15,167,763
Net realized gain (loss)	99,956,585	65,640,352
Net change in unrealized appreciation (depreciation)	129,250,232	(93,969,688)
Net increase (decrease) in net assets resulting from operations	245,221,430	(13,161,573)
Dividends and/or distributions to shareholders:
Class A	(1,085,385)	(1,760,344)
Class C	(600,028)	(983,363)
Class I	(37,014,639)	(44,744,411)
Class I2	(9,348,810)	(11,306,005)
Class I3	(4,153,170)	(6,357,076)
Class R	(2,274,700)	(3,180,805)
Class R4	(2,571,294)	(5,167,713)
Class R6	(8,954,929)	(14,198,276)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(66,002,955)	(87,697,993)
Capital share transactions:
Proceeds from shares sold:
Class A	5,180,422	6,417,604
Class C	1,369,447	2,978,324
Class I	156,605,812	335,765,478
Class I2	134,975	50,700,978
Class I3	2,825,223	3,355,777
Class R	2,576,231	1,317,042
Class R4	3,643,038	4,417,110
Class R6	19,885,059	30,701,739
	192,220,207	435,654,052
Dividends and/or distributions reinvested:
Class A	962,931	1,572,518
Class C	551,116	912,074
Class I	33,957,221	40,909,433
Class I2	9,093,999	10,968,664
Class I3	4,153,170	6,357,076
Class R	2,274,700	3,180,805
Class R4	2,571,294	5,167,713
Class R6	8,876,172	14,183,252
	62,440,603	83,251,535
Cost of shares redeemed:
Class A	(10,783,212)	(11,487,272)
Class C	(2,955,152)	(3,286,090)
Class I	(260,177,934)	(343,005,938)
Class I2	(138,198,260)	(41,864,766)
Class I3	(20,235,392)	(21,974,283)
Class R	(8,193,184)	(5,600,467)
Class R4	(8,365,938)	(36,989,348)
Class R6	(87,076,097)	(43,962,918)
	(535,985,169)	(508,171,082)
Automatic conversions:
Class A	2,687,083	2,042,980
Class C	(2,687,083)	(2,042,980)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(281,324,359)	10,734,505
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	174 (A)	—
Class C	252 (A)	—
Class R	166 (A)	—
	592	—
Net increase (decrease) in net assets	(102,105,292)	(90,125,061)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Net assets:
Beginning of year	$1,309,172,090	$1,399,297,151
End of year	$1,207,066,798	$1,309,172,090
Capital share transactions - shares:
Shares issued:
Class A	463,616	599,836
Class C	127,941	286,835
Class I	14,073,926	31,191,172
Class I2	12,144	4,655,579
Class I3	251,366	308,414
Class R	227,696	122,056
Class R4	323,740	403,250
Class R6	1,740,389	2,842,829
	17,220,818	40,409,971
Shares reinvested:
Class A	90,078	153,119
Class C	52,992	91,116
Class I	3,161,752	3,964,092
Class I2	845,953	1,062,855
Class I3	383,842	611,846
Class R	209,457	305,260
Class R4	236,550	494,992
Class R6	817,327	1,359,852
	5,797,951	8,043,132
Shares redeemed:
Class A	(970,333)	(1,088,911)
Class C	(274,326)	(319,553)
Class I	(23,256,512)	(31,893,718)
Class I2	(12,447,587)	(3,837,421)
Class I3	(1,779,745)	(2,045,507)
Class R	(727,170)	(519,666)
Class R4	(726,683)	(3,474,676)
Class R6	(7,698,801)	(4,038,292)
	(47,881,157)	(47,217,744)
Automatic conversions:
Class A	239,600	190,912
Class C	(247,055)	(196,300)
	(7,455)	(5,388)
Net increase (decrease) in shares outstanding:
Class A	(177,039)	(145,044)
Class C	(340,448)	(137,902)
Class I	(6,020,834)	3,261,546
Class I2	(11,589,490)	1,881,013
Class I3	(1,144,537)	(1,125,247)
Class R	(290,017)	(92,350)
Class R4	(166,393)	(2,576,434)
Class R6	(5,141,085)	164,389
	(24,869,843)	1,229,971

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.15	$10.95	$14.72	$10.05	$11.63
Investment operations:
Net investment income (loss) (A)	0.10	0.08	0.04	0.01	0.09
Net realized and unrealized gain (loss)	1.86	(0.20)	(0.52)	4.73	(1.29)
Total investment operations	1.96	(0.12)	(0.48)	4.74	(1.20)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.08)	(0.02)	(0.07)	(0.04)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.49)	(0.68)	(3.29)	(0.07)	(0.38)
Net asset value, end of year	$11.62	$10.15	$10.95	$14.72	$10.05
Total return (E)	19.76%(C)	(1.14)%	(4.39)%(D)	47.42%	(10.80)%
Ratio and supplemental data:
Net assets end of year (000’s)	$25,345	$23,931	$27,425	$27,613	$14,788
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.21%	1.19%	1.19%	1.31%
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss) to average net assets	0.86%	0.77%	0.38%	0.06%	0.86%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.83	$10.64	$14.45	$9.87	$11.48
Investment operations:
Net investment income (loss) (A)	0.02	0.01	(0.03)	(0.07)	0.02
Net realized and unrealized gain (loss)	1.82	(0.21)	(0.51)	4.65	(1.28)
Total investment operations	1.84	(0.20)	(0.54)	4.58	(1.26)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	—	—	(0.01)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.43)	(0.61)	(3.27)	—	(0.35)
Net asset value, end of year	$11.24	$9.83	$10.64	$14.45	$9.87
Total return (E)	19.07%(C)	(1.93)%	(4.93)%(D)	46.40%	(11.43)%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,076	$13,916	$16,522	$17,471	$13,167
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.86%	1.88%	1.86%	1.85%	1.91%
Including waiver and/or reimbursement and recapture	1.86%	1.88%(F)	1.86%	1.85%	1.91%
Net investment income (loss) to average net assets	0.20%	0.09%	(0.28)%	(0.53)%	0.16%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.22	$11.03	$14.80	$10.11	$11.73
Investment operations:
Net investment income (loss) (A)	0.14	0.12	0.09	0.07	0.12
Net realized and unrealized gain (loss)	1.88	(0.21)	(0.52)	4.73	(1.28)
Total investment operations	2.02	(0.09)	(0.43)	4.80	(1.16)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.12)	(0.07)	(0.11)	(0.12)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.54)	(0.72)	(3.34)	(0.11)	(0.46)
Net asset value, end of year	$11.70	$10.22	$11.03	$14.80	$10.11
Total return	20.19%	(0.86)%	(3.91)%(B)	47.90%	(10.48)%
Ratio and supplemental data:
Net assets end of year (000’s)	$746,921	$713,923	$734,476	$656,368	$475,103
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.85%	0.84%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.84%	0.85%	0.84%	0.83%	0.85%
Net investment income (loss) to average net assets	1.22%	1.11%	0.74%	0.48%	1.16%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.24	$11.05	$14.83	$10.12	$11.74
Investment operations:
Net investment income (loss) (A)	0.15	0.13	0.10	0.09	0.13
Net realized and unrealized gain (loss)	1.88	(0.21)	(0.53)	4.74	(1.28)
Total investment operations	2.03	(0.08)	(0.43)	4.83	(1.15)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.08)	(0.12)	(0.13)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.55)	(0.73)	(3.35)	(0.12)	(0.47)
Net asset value, end of year	$11.72	$10.24	$11.05	$14.83	$10.12
Total return	20.27%	(0.76)%	(3.84)%	47.93%	(10.31)%
Ratio and supplemental data:
Net assets end of year (000’s)	$68,350	$178,371	$171,713	$219,525	$293,440
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Net investment income (loss) to average net assets	1.36%	1.18%	0.83%	0.68%	1.21%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.30	$11.12	$14.89	$10.17	$11.80
Investment operations:
Net investment income (loss) (A)	0.15	0.13	0.10	0.08	0.13
Net realized and unrealized gain (loss)	1.90	(0.22)	(0.52)	4.76	(1.29)
Total investment operations	2.05	(0.09)	(0.42)	4.84	(1.16)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.08)	(0.12)	(0.13)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.55)	(0.73)	(3.35)	(0.12)	(0.47)
Net asset value, end of year	$11.80	$10.30	$11.12	$14.89	$10.17
Total return	20.35%	(0.85)%	(3.81)%	48.03%	(10.43)%
Ratio and supplemental data:
Net assets end of year (000’s)	$78,336	$80,186	$99,003	$128,122	$114,102
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Net investment income (loss) to average net assets	1.32%	1.22%	0.83%	0.60%	1.28%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.29	$11.10	$14.86	$10.15	$11.77
Investment operations:
Net investment income (loss) (A)	0.09	0.08	0.04	0.01	0.08
Net realized and unrealized gain (loss)	1.90	(0.22)	(0.53)	4.77	(1.29)
Total investment operations	1.99	(0.14)	(0.49)	4.78	(1.21)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.07)	(0.00)(B)	(0.07)	(0.07)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.49)	(0.67)	(3.27)	(0.07)	(0.41)
Net asset value, end of year	$11.79	$10.29	$11.10	$14.86	$10.15
Total return	19.76%(C)	(1.31)%	(4.34)%(D)	47.20%	(10.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,470	$47,918	$52,688	$58,856	$46,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%	1.24%	1.24%	1.23%	1.25%
Including waiver and/or reimbursement and recapture	1.24%	1.25%	1.25%	1.25%	1.25%(E)
Net investment income (loss) to average net assets	0.82%	0.71%	0.33%	0.07%	0.79%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.34	$11.15	$14.92	$10.19	$11.79
Investment operations:
Net investment income (loss) (A)	0.13	0.12	0.08	0.06	0.12
Net realized and unrealized gain (loss)	1.91	(0.22)	(0.53)	4.77	(1.30)
Total investment operations	2.04	(0.10)	(0.45)	4.83	(1.18)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.11)	(0.05)	(0.10)	(0.08)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.53)	(0.71)	(3.32)	(0.10)	(0.42)
Net asset value, end of year	$11.85	$10.34	$11.15	$14.92	$10.19
Total return	20.17%	(0.95)%	(3.99)%	47.83%	(10.55)%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,605	$50,254	$82,892	$116,919	$83,065
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	0.99%	1.00%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	1.16%	1.12%	0.67%	0.40%	1.13%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.34	$11.16	$14.94	$10.19	$11.83
Investment operations:
Net investment income (loss) (A)	0.15	0.13	0.10	0.08	0.13
Net realized and unrealized gain (loss)	1.91	(0.22)	(0.53)	4.79	(1.30)
Total investment operations	2.06	(0.09)	(0.43)	4.87	(1.17)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)	(0.08)	(0.12)	(0.13)
Net realized gains	(0.43)	(0.60)	(3.27)	—	(0.34)
Total dividends and/or distributions to shareholders	(0.55)	(0.73)	(3.35)	(0.12)	(0.47)
Net asset value, end of year	$11.85	$10.34	$11.16	$14.94	$10.19
Total return	20.37%	(0.84)%	(3.86)%	48.09%	(10.40)%
Ratio and supplemental data:
Net assets end of year (000’s)	$168,964	$200,673	$214,578	$190,702	$209,734
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.74%	0.75%
Net investment income (loss) to average net assets	1.31%	1.20%	0.82%	0.62%	1.27%
Portfolio turnover rate	48%	44%	54%	54%	82%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Mid Cap Value Opportunities (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $40,713.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$10,693,553	$—	$—	$—	$10,693,553
Total Borrowings	$10,693,553	$—	$—	$—	$10,693,553
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$240,689,120	19.94%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $750 million	0.6950%
Over $750 million up to $1.5 billion	0.6925
Over $1.5 billion up to $2 billion	0.6500
Over $2 billion	0.6300
Prior to May 1, 2024
First $750 million	0.7000
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Class A	1.20%	March 1, 2026
Class C	1.90	March 1, 2026
Class I	0.88	March 1, 2026
Class I2, Class I3, Class R6	0.79	March 1, 2026
Class R	1.25	March 1, 2026
Class R4	0.90	March 1, 2026
Prior to May 1, 2024
Class A	1.20
Class C	1.91
Class I, Class R4	0.90
Class I2, Class I3, Class R6	0.80
Class R	1.25
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$—	$—	$150	$150
Class R4	104,004	66,017	56,006	226,027
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A, Class C and Class R of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$35,916	$13
Class C	—	2,094
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A, C and R of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$883,763	$73,260
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$594,502,194	$—	$901,939,057	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes and basis adjustments due to prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$14,376,210	$(14,376,210)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,062,301,390	$191,537,757	$(36,086,882)	$155,450,875
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$13,001,156	$—	$53,001,799	$—	$14,131,640	$—	$73,566,353	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$12,767,326	$—	$85,011,552	$—	$—	$(463,364)	$155,450,875
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Mid Cap Value Opportunities
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Mid Cap Value Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $24,781,819 of qualified dividend income.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $53,001,799 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Mid Cap Value Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 3-year period and below the benchmark for the past 1- and 5-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Mid Cap Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA MCV OPS 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Multi-Asset Income
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 53.8%
Aerospace & Defense - 0.4%
Lockheed Martin Corp.	5,000	$ 2,730,250
Air Freight & Logistics - 0.7%
United Parcel Service, Inc., Class B	37,500	5,027,250
Banks - 2.4%
JPMorgan Chase & Co.	40,000	8,876,800
Regions Financial Corp.	350,000	8,354,500
		17,231,300
Beverages - 1.2%
PepsiCo, Inc.	50,000	8,304,000
Biotechnology - 4.6%
AbbVie, Inc.	60,000	12,232,200
Amgen, Inc.	35,000	11,205,600
Gilead Sciences, Inc.	105,000	9,326,100
		32,763,900
Capital Markets - 4.3%
Blackrock, Inc.	10,000	9,810,300
Goldman Sachs Group, Inc.	24,500	12,685,855
Morgan Stanley	49,372	5,739,495
Nasdaq, Inc.	30,000	2,217,600
		30,453,250
Consumer Staples Distribution & Retail - 0.4%
Target Corp.	20,000	3,000,800
Electric Utilities - 1.8%
Duke Energy Corp.	35,000	4,034,450
Southern Co.	95,000	8,647,850
		12,682,300
Ground Transportation - 0.8%
Ryder System, Inc.	37,500	5,485,500
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp.	40,000	11,684,400
Household Products - 1.2%
Procter & Gamble Co.	50,000	8,259,000
Insurance - 1.6%
American International Group, Inc.	85,000	6,449,800
Travelers Cos., Inc.	20,000	4,918,800
		11,368,600
Interactive Media & Services - 5.0%
Alphabet, Inc., Class C	140,000	24,176,600
Meta Platforms, Inc., Class A	20,000	11,351,600
		35,528,200
IT Services - 2.1%
International Business Machines Corp.	71,000	14,677,120
Machinery - 1.7%
Cummins, Inc.	20,000	6,579,600
Deere & Co.	13,500	5,463,315
		12,042,915
	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp. (A)	300,000	$ 2,793,000
Multi-Utilities - 0.8%
Dominion Energy, Inc.	100,000	5,953,000
Oil, Gas & Consumable Fuels - 3.4%
Chevron Corp.	55,000	8,185,100
Diamondback Energy, Inc.	20,000	3,535,400
Exxon Mobil Corp.	25,000	2,919,500
Occidental Petroleum Corp.	30,000	1,503,300
ONEOK, Inc.	40,000	3,875,200
Williams Cos., Inc.	75,000	3,927,750
		23,946,250
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	135,000	7,528,950
Johnson & Johnson	60,000	9,591,600
Merck & Co., Inc.	125,000	12,790,000
		29,910,550
Residential REITs - 0.4%
AvalonBay Communities, Inc.	12,500	2,770,125
Retail REITs - 0.8%
Realty Income Corp.	100,000	5,937,000
Semiconductors & Semiconductor Equipment - 3.6%
Broadcom, Inc.	90,000	15,279,300
NVIDIA Corp.	75,000	9,957,000
		25,236,300
Software - 3.6%
Microsoft Corp.	53,250	21,638,137
Oracle Corp.	25,000	4,196,000
		25,834,137
Specialized REITs - 2.5%
Equinix, Inc.	9,250	8,399,740
Gaming & Leisure Properties, Inc.	130,000	6,524,700
Public Storage	7,598	2,500,198
		17,424,638
Specialty Retail - 1.4%
Best Buy Co., Inc.	85,000	7,686,550
Lowe's Cos., Inc.	9,475	2,480,839
		10,167,389
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	92,500	20,896,675
Total Common Stocks (Cost $271,541,922)		382,107,849

	Principal	Value
CORPORATE DEBT SECURITIES - 39.7%
Aerospace & Defense - 0.1%
Bombardier, Inc.
7.25%, 07/01/2031 (B)	$ 825,000	852,301
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobile Components - 1.5%
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/2026 (A)(B)	$ 1,575,000	$ 1,577,917
8.50%, 05/15/2027 (B)	1,250,000	1,256,007
Cooper Tire & Rubber Co. LLC
7.63%, 03/15/2027	5,200,000	5,265,000
Goodyear Tire & Rubber Co.
5.00%, 07/15/2029 (A)	1,000,000	905,522
7.00%, 03/15/2028	876,000	891,912
Titan International, Inc.
7.00%, 04/30/2028	720,000	697,741
		10,594,099
Automobiles - 0.9%
Ford Motor Credit Co. LLC
6.13%, 03/08/2034	1,750,000	1,734,406
Jaguar Land Rover Automotive PLC
5.88%, 01/15/2028 (B)	1,750,000	1,730,361
JB Poindexter & Co., Inc.
8.75%, 12/15/2031 (A)(B)	3,100,000	3,252,216
		6,716,983
Banks - 1.5%
Associated Banc-Corp.
4.25%, 01/15/2025	1,874,000	1,867,257
Bank of Montreal
Fixed until 11/26/2034, 7.30% (C), 11/26/2084	3,000,000	3,111,642
Citigroup, Inc.
Fixed until 08/15/2029 (D), 7.13% (C)	3,000,000	3,083,272
Fixed until 11/15/2028 (D), 7.63% (C)	1,000,000	1,059,984
First Horizon Bank
5.75%, 05/01/2030 (A)	1,750,000	1,746,412
		10,868,567
Building Products - 1.8%
Builders FirstSource, Inc.
5.00%, 03/01/2030 (B)	2,000,000	1,909,689
Eco Material Technologies, Inc.
7.88%, 01/31/2027 (B)	4,850,000	4,861,591
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/2028 (B)	3,765,000	3,643,344
Summit Materials LLC/Summit Materials Finance Corp.
6.50%, 03/15/2027 (B)	2,208,000	2,207,647
7.25%, 01/15/2031 (B)	150,000	155,846
		12,778,117
Capital Markets - 2.3%
Blue Owl Credit Income Corp.
5.80%, 03/15/2030 (B)	6,500,000	6,313,974
Compass Group Diversified Holdings LLC
5.00%, 01/15/2032 (B)	2,800,000	2,570,790
FS KKR Capital Corp.
6.88%, 08/15/2029	3,850,000	3,963,156
7.88%, 01/15/2029	1,550,000	1,646,326
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
MidCap Financial Investment Corp.
5.25%, 03/03/2025	$ 1,500,000	$ 1,489,640
		15,983,886
Chemicals - 0.3%
Chemours Co.
5.75%, 11/15/2028 (B)	2,495,000	2,300,004
Commercial Services & Supplies - 2.3%
CoreCivic, Inc.
8.25%, 04/15/2029 (A)	1,750,000	1,837,826
Enpro, Inc.
5.75%, 10/15/2026	3,594,000	3,576,828
Garda World Security Corp.
9.50%, 11/01/2027 (B)	250,000	250,223
GEO Group, Inc.
8.63%, 04/15/2029	3,700,000	3,871,802
Service Corp. International
7.50%, 04/01/2027	2,500,000	2,626,152
Upbound Group, Inc.
6.38%, 02/15/2029 (B)	3,675,000	3,497,410
Williams Scotsman, Inc.
4.63%, 08/15/2028 (B)	805,000	769,521
		16,429,762
Construction & Engineering - 2.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
6.25%, 09/15/2027 (A)(B)	1,300,000	1,290,423
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 02/01/2026 (B)	362,000	360,197
Forestar Group, Inc.
5.00%, 03/01/2028 (B)	5,000,000	4,785,747
Installed Building Products, Inc.
5.75%, 02/01/2028 (B)	4,801,000	4,766,157
M/I Homes, Inc.
4.95%, 02/01/2028	2,235,000	2,165,329
Winnebago Industries, Inc.
6.25%, 07/15/2028 (B)	1,525,000	1,515,886
		14,883,739
Consumer Staples Distribution & Retail - 2.3%
Academy Ltd.
6.00%, 11/15/2027 (B)	5,150,000	5,123,659
Arko Corp.
5.13%, 11/15/2029 (A)(B)	675,000	621,758
Bath & Body Works, Inc.
6.69%, 01/15/2027	1,000,000	1,023,631
BlueLinx Holdings, Inc.
6.00%, 11/15/2029 (B)	1,150,000	1,109,803
Dillard's, Inc.
7.00%, 12/01/2028	230,000	240,833
7.75%, 07/15/2026	1,150,000	1,193,816
Macy's Retail Holdings LLC
5.88%, 04/01/2029 (A)(B)	900,000	879,362
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 02/15/2028 (B)	3,900,000	3,700,852
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail (continued)
Sonic Automotive, Inc.
4.63%, 11/15/2029 (A)(B)	$ 2,500,000	$ 2,295,544
		16,189,258
Containers & Packaging - 0.4%
Sealed Air Corp.
6.50%, 07/15/2032 (B)	3,000,000	3,045,330
Diversified REITs - 0.5%
American Assets Trust LP
6.15%, 10/01/2034	635,000	637,006
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
4.75%, 04/15/2028 (B)	2,500,000	2,298,206
10.50%, 02/15/2028 (B)	350,000	372,408
		3,307,620
Electric Utilities - 0.5%
Talen Energy Supply LLC
8.63%, 06/01/2030 (B)	2,250,000	2,427,143
TransAlta Corp.
7.75%, 11/15/2029	864,000	912,254
		3,339,397
Electrical Equipment - 0.1%
WESCO Distribution, Inc.
7.25%, 06/15/2028 (B)	1,000,000	1,023,543
Electronic Equipment, Instruments & Components - 0.5%
Arrow Electronics, Inc.
5.88%, 04/10/2034	3,400,000	3,442,547
Energy Equipment & Services - 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/2028 (A)(B)	1,500,000	1,503,539
Financial Services - 4.0%
AG Issuer LLC
6.25%, 03/01/2028 (B)	1,000,000	978,994
Ally Financial, Inc.
Fixed until 05/15/2028 (D), 4.70% (C)	2,250,000	1,825,515
Brightsphere Investment Group, Inc.
4.80%, 07/27/2026	2,910,000	2,846,857
Burford Capital Global Finance LLC
6.25%, 04/15/2028 (B)	2,500,000	2,493,814
9.25%, 07/01/2031 (B)	4,750,000	5,087,293
Coinbase Global, Inc.
3.63%, 10/01/2031 (B)	1,250,000	1,048,355
Credit Acceptance Corp.
6.63%, 03/15/2026 (A)	3,750,000	3,746,365
ILFC E-Capital Trust I
3-Month Term SOFR + 1.81%, 6.56% (C), 12/21/2065 (B)	900,000	719,131
Jefferies Finance LLC/JFIN Co-Issuer Corp.
5.00%, 08/15/2028 (B)	2,500,000	2,305,635
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
PRA Group, Inc.
5.00%, 10/01/2029 (A)(B)	$ 1,300,000	$ 1,177,664
StoneX Group, Inc.
7.88%, 03/01/2031 (B)	3,675,000	3,866,434
World Acceptance Corp.
7.00%, 11/01/2026 (B)	2,475,000	2,450,106
		28,546,163
Food Products - 1.4%
Chobani LLC/Chobani Finance Corp., Inc.
4.63%, 11/15/2028 (B)	1,062,000	1,019,719
Post Holdings, Inc.
5.50%, 12/15/2029 (B)	4,000,000	3,902,565
U.S. Foods, Inc.
6.88%, 09/15/2028 (B)	2,300,000	2,364,425
United Natural Foods, Inc.
6.75%, 10/15/2028 (A)(B)	2,875,000	2,774,219
		10,060,928
Health Care Providers & Services - 0.6%
DaVita, Inc.
6.88%, 09/01/2032 (B)	3,950,000	3,974,912
Hotel & Resort REITs - 0.1%
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/2027 (A)	1,000,000	978,851
Hotels, Restaurants & Leisure - 4.4%
Carnival Corp.
5.75%, 03/01/2027 (B)	1,700,000	1,704,949
10.50%, 06/01/2030 (B)	3,227,000	3,481,013
Light & Wonder International, Inc.
7.00%, 05/15/2028 (B)	2,504,000	2,514,672
7.50%, 09/01/2031 (B)	4,500,000	4,648,189
Live Nation Entertainment, Inc.
4.75%, 10/15/2027 (A)(B)	1,500,000	1,459,477
6.50%, 05/15/2027 (B)	2,388,000	2,421,100
Marriott Ownership Resorts, Inc.
4.75%, 01/15/2028 (A)	4,950,000	4,730,902
NCL Corp. Ltd.
8.13%, 01/15/2029 (B)	1,800,000	1,906,465
Travel & Leisure Co.
6.60%, 10/01/2025	3,450,000	3,475,525
Vista Outdoor, Inc.
4.50%, 03/15/2029 (B)	1,520,000	1,546,700
VOC Escrow Ltd.
5.00%, 02/15/2028 (B)	3,366,000	3,274,338
		31,163,330
Household Products - 0.2%
Central Garden & Pet Co.
5.13%, 02/01/2028 (A)	1,141,000	1,124,116
Insurance - 1.5%
F&G Annuities & Life, Inc.
6.50%, 06/04/2029	2,750,000	2,786,215
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Kuvare U.S. Holdings, Inc.
Fixed until 05/01/2026, 7.00% (C), 02/17/2051 (B)	$ 1,500,000	$ 1,505,625
Markel Group, Inc.
Fixed Until 06/01/2025 (D), 6.00% (A)(C)	4,000,000	3,993,513
SBL Holdings, Inc.
Fixed until 11/13/2026 (D), 6.50% (B)(C)	2,500,000	2,148,665
		10,434,018
IT Services - 1.2%
Dell International LLC/EMC Corp.
8.10%, 07/15/2036	405,000	488,505
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	1,750,000	1,697,679
Leidos, Inc.
7.13%, 07/01/2032	1,800,000	1,974,179
NCR Atleos Corp.
9.50%, 04/01/2029 (B)	2,225,000	2,447,466
Unisys Corp.
6.88%, 11/01/2027 (B)	2,000,000	1,955,055
		8,562,884
Machinery - 0.4%
Regal Rexnord Corp.
6.30%, 02/15/2030	2,549,000	2,638,928
Media - 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030 (B)	1,500,000	1,339,753
Nexstar Media, Inc.
4.75%, 11/01/2028 (A)(B)	2,986,000	2,807,631
		4,147,384
Metals & Mining - 1.0%
ATI, Inc.
5.88%, 12/01/2027	4,002,000	3,969,222
Carpenter Technology Corp.
7.63%, 03/15/2030	250,000	258,339
First Quantum Minerals Ltd.
6.88%, 10/15/2027 (B)	2,647,000	2,629,327
		6,856,888
Mortgage Real Estate Investment Trusts - 0.5%
Starwood Property Trust, Inc.
4.38%, 01/15/2027 (B)	3,500,000	3,373,516
Oil, Gas & Consumable Fuels - 2.6%
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 01/15/2027	1,875,000	1,908,433
Murphy Oil Corp.
6.00%, 10/01/2032	1,875,000	1,805,487
Northern Oil & Gas, Inc.
8.13%, 03/01/2028 (B)	2,000,000	2,019,196
Occidental Petroleum Corp.
5.55%, 10/01/2034	2,000,000	1,968,542
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK Partners LP
6.85%, 10/15/2037	$ 1,000,000	$ 1,099,756
Permian Resources Operating LLC
5.88%, 07/01/2029 (B)	2,250,000	2,217,807
9.88%, 07/15/2031 (B)	1,750,000	1,931,799
Summit Midstream Holdings LLC
8.63%, 10/31/2029 (B)	1,825,000	1,885,719
Sunoco LP/Sunoco Finance Corp.
5.88%, 03/15/2028	1,190,000	1,187,215
7.00%, 09/15/2028 (B)	1,850,000	1,901,360
Valero Energy Corp.
8.75%, 06/15/2030	300,000	349,272
		18,274,586
Passenger Airlines - 0.4%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.50%, 06/20/2027 (B)	1,650,000	1,666,274
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.00%, 09/20/2025 (A)(B)	1,500,000	932,408
		2,598,682
Personal Care Products - 0.4%
Edgewell Personal Care Co.
5.50%, 06/01/2028 (B)	3,000,000	2,956,673
Pharmaceuticals - 0.5%
AdaptHealth LLC
5.13%, 03/01/2030 (A)(B)	3,000,000	2,752,137
Bausch Health Cos., Inc.
4.88%, 06/01/2028 (B)	1,100,000	849,981
		3,602,118
Software - 0.3%
ACI Worldwide, Inc.
5.75%, 08/15/2026 (B)	600,000	599,854
Concentrix Corp.
6.60%, 08/02/2028 (A)	1,490,000	1,510,018
		2,109,872
Specialized REITs - 0.4%
Iron Mountain, Inc.
4.88%, 09/15/2027 (B)	3,050,000	2,997,834
Textiles, Apparel & Luxury Goods - 0.8%
Crocs, Inc.
4.25%, 03/15/2029 (B)	3,000,000	2,750,864
Tapestry, Inc.
7.70%, 11/27/2030	3,000,000	3,057,344
		5,808,208
Transportation Infrastructure - 1.1%
Fortress Transportation & Infrastructure Investors LLC
5.50%, 05/01/2028 (B)	250,000	245,096
7.00%, 06/15/2032 (B)	3,800,000	3,897,246
GN Bondco LLC
9.50%, 10/15/2031 (A)(B)	2,600,000	2,761,096
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure (continued)
XPO CNW, Inc.
6.70%, 05/01/2034	$ 1,181,000	$ 1,237,092
		8,140,530
Total Corporate Debt Securities (Cost $283,573,810)		281,609,113

	Shares	Value
PREFERRED STOCKS - 5.2%
Banks - 0.7%
Dime Community Bancshares, Inc., 5.50% (A)	73,993	1,505,018
M&T Bank Corp., Series J, 7.50% (A)	81,500	2,226,580
Regions Financial Corp., Fixed until 09/15/2029, 6.95% (A)(C)	51,500	1,330,760
		5,062,358
Capital Markets - 0.5%
Morgan Stanley, Series P, 6.50% (A)	60,000	1,566,000
Morgan Stanley, Series Q, 6.63% (A)	65,000	1,716,000
		3,282,000
Consumer Finance - 0.5%
Synchrony Financial, Series B, Fixed until 05/15/2029 (A), 8.25% (C)	142,000	3,686,320
Electric Utilities - 0.3%
SCE Trust VIII, Series N, 6.95%	75,000	1,987,500
Insurance - 1.7%
Allstate Corp., Series J, 7.38% (A)	73,000	1,987,060
Aspen Insurance Holdings Ltd., 5.63%	20,000	418,600
Athene Holding Ltd., Series A, Fixed until 06/30/2029 (A), 6.35% (C)	35,000	877,450
Athene Holding Ltd., Fixed until 03/30/2029, 7.25% (C)	160,000	4,120,000
Enstar Group Ltd., Series E, 7.00%	50,000	1,052,000
F&G Annuities & Life, Inc., 7.95%	97,000	2,634,520
Reinsurance Group of America, Inc., Fixed until 10/15/2027, 7.13% (C)	40,000	1,065,600
		12,155,230
Mortgage Real Estate Investment Trusts - 0.9%
AGNC Investment Corp., Series E, 3-Month LIBOR + 4.99% (A), 9.85% (C)	49,300	1,245,811
	Shares	Value
PREFERRED STOCKS (continued)
Mortgage Real Estate Investment Trusts (continued)
Annaly Capital Management, Inc., Series F, 3-Month Term SOFR + 5.25%, 9.81% (C)	40,784	$ 1,054,266
New York Mortgage Trust, Inc., Series F, Fixed until 10/15/2026, 6.88% (C)	120,000	2,666,400
Rithm Capital Corp., Series D, Fixed until 11/15/2026, 7.00% (C)	65,000	1,571,050
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027 (A), 7.63% (C)	7,243	179,482
		6,717,009
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP, Series A-1, 6.50%	36,278	596,773
Trading Companies & Distributors - 0.3%
Triton International Ltd., Series E, 5.75%	100,000	2,242,000
Wireless Telecommunication Services - 0.2%
U.S. Cellular Corp., 5.50%	60,100	1,353,452
Total Preferred Stocks (Cost $37,444,719)		37,082,642
OTHER INVESTMENT COMPANY - 4.7%
Securities Lending Collateral - 4.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (E)	33,889,252	33,889,252
Total Other Investment Company (Cost $33,889,252)		33,889,252

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 2.10% (E), dated 10/31/2024, to be repurchased at $4,860,640 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $4,957,665.	$ 4,860,357	4,860,357
Total Repurchase Agreement (Cost $4,860,357)		4,860,357
Total Investments (Cost $631,310,060)		739,549,213
Net Other Assets (Liabilities) - (4.1)%		(29,334,681)
Net Assets - 100.0%		$ 710,214,532
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$382,107,849	$—	$—	$382,107,849
Corporate Debt Securities	—	281,609,113	—	281,609,113
Preferred Stocks	37,082,642	—	—	37,082,642
Other Investment Company	33,889,252	—	—	33,889,252
Repurchase Agreement	—	4,860,357	—	4,860,357
Total Investments	$453,079,743	$286,469,470	$—	$739,549,213
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $35,110,578, collateralized by cash collateral of $33,889,252 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,962,835. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $181,960,949, representing 25.6% of the
Fund's net assets.

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Rate disclosed reflects the yield at October 31, 2024.
(F)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $626,449,703) (including securities loaned of $35,110,578)	$734,688,856
Repurchase agreement, at value (cost $4,860,357)	4,860,357
Receivables and other assets:
Net income from securities lending	20,319
Shares of beneficial interest sold	513,313
Dividends	378,518
Interest	4,583,142
Tax reclaims	5,062
Total assets	745,049,567
Liabilities:
Cash collateral received upon return of:
Securities on loan	33,889,252
Payables and other liabilities:
Shares of beneficial interest redeemed	308,370
Investment management fees	354,058
Distribution and service fees	106,098
Transfer agent fees	60,908
Trustee and CCO fees	190
Audit and tax fees	43,139
Custody fees	35,726
Legal fees	8,094
Printing and shareholder reports fees	17,338
Registration fees	80
Other accrued expenses	11,782
Total liabilities	34,835,035
Net assets	$710,214,532
Net assets consist of:
Paid-in capital	$763,202,709
Total distributable earnings (accumulated losses)	(52,988,177)
Net assets	$710,214,532
Net assets by class:
Class A	$150,168,308
Class C	86,299,122
Class I	473,727,580
Class I2	19,522
Shares outstanding (unlimited shares, no par value):
Class A	10,434,750
Class C	6,019,831
Class I	32,901,795
Class I2	1,433
Net asset value per share: (A)
Class A	$14.39
Class C	14.34
Class I	14.40
Class I2	13.62
Maximum offering price per share: (B)
Class A	$15.23

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$10,777,358
Interest income	19,313,962
Net income from securities lending	335,325
Withholding taxes on foreign income	(3,037)
Total investment income	30,423,608
Expenses:
Investment management fees	3,880,519
Distribution and service fees:
Class A	364,715
Class C	841,520
Transfer agent fees:
Class A	157,256
Class C	62,374
Class I	466,746
Class I2	1
Trustee and CCO fees	27,473
Audit and tax fees	46,680
Custody fees	53,062
Legal fees	52,250
Printing and shareholder reports fees	53,065
Registration fees	70,346
Other	35,913
Total expenses before waiver and/or reimbursement and recapture	6,111,920
Expenses waived and/or reimbursed:
Class I	(36,642)
Recapture of previously waived and/or reimbursed fees:
Class I	10,030
Net expenses	6,085,308
Net investment income (loss)	24,338,300
Net realized gain (loss) on:
Investments	5,524,297
Net change in unrealized appreciation (depreciation) on:
Investments	109,619,643
Translation of assets and liabilities denominated in foreign currencies	83
Net change in unrealized appreciation (depreciation)	109,619,726
Net realized and change in unrealized gain (loss)	115,144,023
Net increase (decrease) in net assets resulting from operations	$139,482,323
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$24,338,300	$27,154,330
Net realized gain (loss)	5,524,297	(19,028,342)
Net change in unrealized appreciation (depreciation)	109,619,726	2,453,901
Net increase (decrease) in net assets resulting from operations	139,482,323	10,579,889
Dividends and/or distributions to shareholders:
Class A	(5,217,451)	(5,841,407)
Class C	(2,411,070)	(2,716,343)
Class I	(17,090,411)	(18,972,353)
Class I2	(748)	(747)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,719,680)	(27,530,850)
Capital share transactions:
Proceeds from shares sold:
Class A	17,017,980	24,236,609
Class C	9,742,217	16,795,031
Class I	136,141,868	164,681,048
	162,902,065	205,712,688
Dividends and/or distributions reinvested:
Class A	5,042,237	5,634,169
Class C	2,398,655	2,701,479
Class I	17,005,166	18,886,032
Class I2	748	747
	24,446,806	27,222,427
Cost of shares redeemed:
Class A	(37,432,828)	(33,678,625)
Class C	(14,471,068)	(17,025,743)
Class I	(163,866,685)	(199,848,306)
	(215,770,581)	(250,552,674)
Automatic conversions:
Class A	2,285,339	7,234,957
Class C	(2,285,339)	(7,234,957)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(28,421,710)	(17,617,559)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	82 (A)	—
Class C	182 (A)	—
	264	—
Net increase (decrease) in net assets	86,341,197	(34,568,520)
Net assets:
Beginning of year	623,873,335	658,441,855
End of year	$710,214,532	$623,873,335
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,249,534	1,925,747
Class C	723,547	1,338,115
Class I	10,065,996	13,039,735
	12,039,077	16,303,597
Shares reinvested:
Class A	372,113	449,200
Class C	177,760	216,118
Class I	1,252,323	1,504,788
Class I2	58	63
	1,802,254	2,170,169
Shares redeemed:
Class A	(2,774,113)	(2,683,288)
Class C	(1,069,268)	(1,360,593)
Class I	(12,170,689)	(15,857,087)
	(16,014,070)	(19,900,968)
Automatic conversions:
Class A	168,865	574,588
Class C	(169,559)	(576,979)
	(694)	(2,391)
Net increase (decrease) in shares outstanding:
Class A	(983,601)	266,247
Class C	(337,520)	(383,339)
Class I	(852,370)	(1,312,564)
Class I2	58	63
	(2,173,433)	(1,429,593)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.11	$12.43	$14.24	$11.53	$11.64
Investment operations:
Net investment income (loss) (A)	0.48	0.50	0.45	0.40	0.40
Net realized and unrealized gain (loss)	2.28	(0.31)	(1.62)	2.72	(0.09)
Total investment operations	2.76	0.19	(1.17)	3.12	0.31
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.51)	(0.46)	(0.41)	(0.41)
Net realized gains	—	—	(0.18)	—	(0.01)
Total dividends and/or distributions to shareholders	(0.48)	(0.51)	(0.64)	(0.41)	(0.42)
Net asset value, end of year	$14.39	$12.11	$12.43	$14.24	$11.53
Total return (E)	23.14%(C)	1.44%	(8.50)%(D)	27.30%	2.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$150,168	$138,260	$138,668	$134,310	$36,696
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%	0.99%	1.01%(F)	0.98%(F)	1.03%
Including waiver and/or reimbursement and recapture	0.98%	0.99%(G)	0.99%(F)	0.98%(F)	1.03%
Net investment income (loss) to average net assets	3.52%	3.96%	3.35%	2.89%	3.54%
Portfolio turnover rate	42%	37%	44%	45%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.06	$12.38	$14.17	$11.48	$11.59
Investment operations:
Net investment income (loss) (A)	0.38	0.41	0.35	0.30	0.32
Net realized and unrealized gain (loss)	2.29	(0.32)	(1.60)	2.70	(0.09)
Total investment operations	2.67	0.09	(1.25)	3.00	0.23
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.41)	(0.36)	(0.31)	(0.33)
Net realized gains	—	—	(0.18)	—	(0.01)
Total dividends and/or distributions to shareholders	(0.39)	(0.41)	(0.54)	(0.31)	(0.34)
Net asset value, end of year	$14.34	$12.06	$12.38	$14.17	$11.48
Total return (E)	22.37%(C)	0.65%	(9.11)%(D)	26.32%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$86,299	$76,696	$83,457	$87,104	$52,109
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.70%	1.71%	1.73%(F)	1.71%(F)	1.76%
Including waiver and/or reimbursement and recapture	1.70%	1.71%(G)	1.71%(F)	1.71%(F)	1.76%
Net investment income (loss) to average net assets	2.80%	3.24%	2.64%	2.23%	2.82%
Portfolio turnover rate	42%	37%	44%	45%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.11	$12.44	$14.25	$11.53	$11.64
Investment operations:
Net investment income (loss) (A)	0.51	0.53	0.48	0.43	0.44
Net realized and unrealized gain (loss)	2.30	(0.32)	(1.60)	2.73	(0.10)
Total investment operations	2.81	0.21	(1.12)	3.16	0.34
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.54)	(0.51)	(0.44)	(0.44)
Net realized gains	—	—	(0.18)	—	(0.01)
Total dividends and/or distributions to shareholders	(0.52)	(0.54)	(0.69)	(0.44)	(0.45)
Net asset value, end of year	$14.40	$12.11	$12.44	$14.25	$11.53
Total return	23.55%	1.65%	(8.20)%(C)	27.66%	3.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$473,728	$408,901	$436,301	$347,653	$170,942
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.73%	0.75%(D)	0.74%(D)	0.78%
Including waiver and/or reimbursement and recapture	0.72%	0.72%	0.72%(D)	0.72%(D)	0.72%
Net investment income (loss) to average net assets	3.76%	4.23%	3.64%	3.20%	3.87%
Portfolio turnover rate	42%	37%	44%	45%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$11.49	$11.83	$13.58	$11.01	$11.14
Investment operations:
Net investment income (loss) (A)	0.50	0.52	0.47	0.43	0.42
Net realized and unrealized gain (loss)	2.16	(0.30)	(1.52)	2.58	(0.09)
Total investment operations	2.66	0.22	(1.05)	3.01	0.33
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.56)	(0.52)	(0.44)	(0.45)
Net realized gains	—	—	(0.18)	—	(0.01)
Total dividends and/or distributions to shareholders	(0.53)	(0.56)	(0.70)	(0.44)	(0.46)
Net asset value, end of year	$13.62	$11.49	$11.83	$13.58	$11.01
Total return	23.55%	1.77%	(8.15)%	27.79%	3.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$20	$16	$16	$17	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.65%(B)	0.64%(B)	0.68%
Including waiver and/or reimbursement and recapture	0.63%	0.63%	0.64%(B)	0.64%(B)	0.68%
Net investment income (loss) to average net assets	3.85%	4.31%	3.71%	3.32%	3.89%
Portfolio turnover rate	42%	37%	44%	45%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Multi-Asset Income (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $7,080.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,851,992	$—	$—	$—	$2,851,992
Corporate Debt Securities	29,010,392	—	—	—	29,010,392
Preferred Stocks	2,026,868	—	—	—	2,026,868
Total Securities Lending Transactions	$33,889,252	$—	$—	$—	$33,889,252
Total Borrowings	$33,889,252	$—	$—	$—	$33,889,252
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Asset class allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Preferred stock risk: Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. A company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the market prices of preferred stocks are typically more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. The market value of preferred stocks generally decreases when interest rates rise.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
LIBOR transition risk: The Fund’s investments, payment obligations, and financing terms may be based on floating rates. Until recently, a commonly used reference rate for floating rate securities was the London Interbank Offered Rate, or “LIBOR.” In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis as of June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, although other benchmark replacements may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that have relied on LIBOR and may adversely affect the Fund’s performance.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets(A)
$19,519	0.00%

(A)	Rounds to less than 0.01%.
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective August 30, 2024
First $500 million	0.570%
Over $500 million up to $1 billion	0.565
Over $1 billion up to $1.5 billion	0.540
Over $1.5 billion up to $2 billion	0.530
Over $2 billion	0.510
Prior to August 30, 2024
First $500 million	0.574
Over $500 million up to $1 billion	0.570
Over $1 billion up to $1.5 billion	0.545
Over $1.5 billion up to $2 billion	0.535
Over $2 billion	0.515
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	1.04%	March 1, 2025
Class C	1.76	March 1, 2025
Class I	0.72	March 1, 2025
Class I2	0.68	March 1, 2025
Prior to March 1, 2024 (A)
Class A	1.09
Class C	1.81
Class I	0.72
Class I2	0.73

(A)
TAM has contractually agreed to further reduce Fund Operating Expenses by reimbursing acquired fund fees and expenses through March 1, 2024. Acquired fund fees are included within each class's expense cap for the Fund.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class I	$99,554	$57,563	$36,642	$193,759
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$393,629	$4,481
Class C	—	8,406
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$675,200	$58,998
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$281,197,768	$—	$305,647,845	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments, organizational expenses, preferred securities and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$631,948,096	$119,651,288	$(12,050,171)	$107,601,117
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$90,805,616	$70,282,978
Please note that the utilization of the capital loss carryforwards is subject to limitations due to prior year merger(s). During the year ended October 31, 2024, the capital loss carryforwards utilized are $4,889,478.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$24,719,680	$—	$—	$—	$27,530,850	$—	$—	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$512,478	$—	$—	$(161,088,594)	$—	$(13,218)	$107,601,157
10. NEW ACCOUNTING PRONOUNCEMENTS
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Multi-Asset Income
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Asset Income (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $9,059,026 of qualified dividend income.
For corporate shareholders, 35% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Multi-Asset Income (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 5-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Board noted that TAM will reduce the Fund’s management fee schedule effective on or about August 30, 2024.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Asset Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA MAI 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Multi-Managed Balanced
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 59.7%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	44,766	$ 4,464,066
Northrop Grumman Corp.	2,885	1,468,523
Textron, Inc.	27,988	2,250,795
TransDigm Group, Inc.	3,058	3,982,433
		12,165,817
Air Freight & Logistics - 0.5%
FedEx Corp.	9,258	2,535,303
United Parcel Service, Inc., Class B	33,153	4,444,491
		6,979,794
Automobile Components - 0.1%
Aptiv PLC (A)	14,615	830,570
Automobiles - 0.8%
Tesla, Inc. (A)	41,425	10,350,036
Banks - 2.3%
Bank of America Corp.	226,172	9,458,513
Citigroup, Inc.	36,401	2,335,852
Fifth Third Bancorp	82,828	3,617,927
Truist Financial Corp.	98,907	4,257,946
U.S. Bancorp	60,753	2,934,978
Wells Fargo & Co.	115,748	7,514,360
		30,119,576
Beverages - 1.1%
Coca-Cola Co.	89,020	5,813,896
Monster Beverage Corp. (A)	47,419	2,498,033
PepsiCo, Inc.	37,876	6,290,446
		14,602,375
Biotechnology - 1.7%
AbbVie, Inc.	55,068	11,226,713
Biogen, Inc. (A)	5,918	1,029,732
BioMarin Pharmaceutical, Inc. (A)	3,824	251,963
Neurocrine Biosciences, Inc. (A)	5,039	606,041
Regeneron Pharmaceuticals, Inc. (A)	4,549	3,812,972
Sarepta Therapeutics, Inc. (A)	2,449	308,574
Vertex Pharmaceuticals, Inc. (A)	10,132	4,822,629
		22,058,624
Broadline Retail - 2.4%
Amazon.com, Inc. (A)	174,139	32,459,510
Building Products - 0.9%
Carrier Global Corp.	50,126	3,645,163
Masco Corp.	23,829	1,904,175
Trane Technologies PLC	19,210	7,110,774
		12,660,112
Capital Markets - 1.2%
Ameriprise Financial, Inc.	3,064	1,563,559
Charles Schwab Corp.	43,181	3,058,510
CME Group, Inc.	21,467	4,837,803
Goldman Sachs Group, Inc.	10,141	5,250,909
KKR & Co., Inc.	10,893	1,505,848
		16,216,629
	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.0%
Dow, Inc.	63,619	$ 3,141,506
Linde PLC	14,885	6,789,793
LyondellBasell Industries NV, Class A	22,337	1,939,969
PPG Industries, Inc.	13,330	1,659,718
		13,530,986
Communications Equipment - 0.2%
Arista Networks, Inc. (A)	2,244	867,171
Motorola Solutions, Inc.	2,777	1,247,845
		2,115,016
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	2,266	1,342,242
Consumer Finance - 0.1%
American Express Co.	3,875	1,046,560
Consumer Staples Distribution & Retail - 0.5%
Costco Wholesale Corp.	5,613	4,906,772
Target Corp.	7,686	1,153,208
		6,059,980
Distributors - 0.0% (B)
LKQ Corp.	4,517	166,180
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	52,720	1,188,309
Electric Utilities - 1.3%
NextEra Energy, Inc.	80,540	6,382,795
NRG Energy, Inc.	3,527	318,841
PG&E Corp.	194,796	3,938,775
Southern Co.	79,425	7,230,058
		17,870,469
Electrical Equipment - 0.2%
AMETEK, Inc.	2,843	521,236
Eaton Corp. PLC	8,632	2,862,198
		3,383,434
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	5,099	751,695
Energy Equipment & Services - 0.1%
Baker Hughes Co.	44,885	1,709,221
Entertainment - 0.2%
Walt Disney Co.	15,181	1,460,412
Warner Music Group Corp., Class A	28,458	909,518
		2,369,930
Financial Services - 3.4%
Berkshire Hathaway, Inc., Class B (A)	26,041	11,742,408
Block, Inc. (A)	11,355	821,193
Corpay, Inc. (A)	10,387	3,424,802
Fidelity National Information Services, Inc.	48,560	4,357,289
Mastercard, Inc., Class A	27,111	13,544,384
Visa, Inc., Class A	39,752	11,522,117
		45,412,193
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.5%
Mondelez International, Inc., Class A	89,633	$ 6,138,068
Ground Transportation - 0.7%
CSX Corp.	95,119	3,199,803
Uber Technologies, Inc. (A)	66,958	4,824,324
Union Pacific Corp.	5,951	1,381,049
		9,405,176
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	13,351	1,513,603
Baxter International, Inc.	14,593	520,970
Boston Scientific Corp. (A)	48,288	4,057,158
Medtronic PLC	44,317	3,955,292
Stryker Corp.	16,345	5,823,397
		15,870,420
Health Care Providers & Services - 1.4%
Elevance Health, Inc.	6,442	2,613,906
HCA Healthcare, Inc.	2,656	952,813
Humana, Inc.	4,778	1,231,912
McKesson Corp.	2,161	1,081,775
UnitedHealth Group, Inc.	22,282	12,578,189
		18,458,595
Health Care REITs - 0.4%
Ventas, Inc.	50,499	3,307,180
Welltower, Inc.	16,346	2,204,748
		5,511,928
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc.	1,246	5,826,607
Chipotle Mexican Grill, Inc. (A)	69,919	3,899,383
DoorDash, Inc., Class A (A)	3,957	620,062
Expedia Group, Inc. (A)	13,027	2,036,250
Hilton Worldwide Holdings, Inc.	11,939	2,803,874
McDonald's Corp.	15,345	4,482,428
Royal Caribbean Cruises Ltd.	13,833	2,854,440
Yum! Brands, Inc.	30,063	3,943,063
		26,466,107
Household Durables - 0.1%
Lennar Corp., Class A	6,656	1,133,517
Household Products - 0.3%
Church & Dwight Co., Inc.	19,996	1,997,800
Procter & Gamble Co.	10,921	1,803,931
		3,801,731
Independent Power & Renewable Electricity Producers - 0.0% (B)
Vistra Corp.	5,634	704,025
Industrial Conglomerates - 0.6%
Honeywell International, Inc.	36,872	7,583,833
Industrial REITs - 0.3%
Prologis, Inc.	35,525	4,012,193
Insurance - 1.2%
Aon PLC, Class A	9,656	3,542,497
Marsh & McLennan Cos., Inc.	5,365	1,170,858
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	29,578	$ 2,319,507
Principal Financial Group, Inc.	12,343	1,017,063
Progressive Corp.	23,856	5,792,952
Travelers Cos., Inc.	11,641	2,862,987
		16,705,864
Interactive Media & Services - 3.9%
Alphabet, Inc., Class A	97,452	16,675,012
Alphabet, Inc., Class C	73,587	12,707,739
Meta Platforms, Inc., Class A	40,229	22,833,176
		52,215,927
IT Services - 0.6%
Accenture PLC, Class A	11,620	4,006,808
Cognizant Technology Solutions Corp., Class A	49,993	3,728,978
		7,735,786
Life Sciences Tools & Services - 0.8%
Danaher Corp.	14,931	3,667,950
Thermo Fisher Scientific, Inc.	13,704	7,486,769
		11,154,719
Machinery - 0.9%
Deere & Co.	14,233	5,759,953
Ingersoll Rand, Inc.	14,030	1,346,880
Otis Worldwide Corp.	40,990	4,025,218
PACCAR, Inc.	12,931	1,348,444
		12,480,495
Media - 0.6%
Charter Communications, Inc., Class A (A)	5,115	1,675,725
Comcast Corp., Class A	133,407	5,825,884
Sirius XM Holdings, Inc.	20,803	554,608
		8,056,217
Metals & Mining - 0.1%
Nucor Corp.	5,996	850,473
Multi-Utilities - 0.1%
CMS Energy Corp.	27,069	1,884,273
Oil, Gas & Consumable Fuels - 1.9%
Chevron Corp.	8,966	1,334,320
ConocoPhillips	58,571	6,415,867
Diamondback Energy, Inc.	13,840	2,446,497
EOG Resources, Inc.	28,764	3,508,058
EQT Corp.	10,689	390,576
Exxon Mobil Corp.	97,391	11,373,321
		25,468,639
Passenger Airlines - 0.1%
Delta Air Lines, Inc.	30,145	1,724,897
Personal Care Products - 0.2%
Estee Lauder Cos., Inc., Class A	6,557	452,040
Kenvue, Inc.	82,409	1,889,638
		2,341,678
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 1.6%
Bristol-Myers Squibb Co.	96,628	$ 5,388,944
Eli Lilly & Co.	11,437	9,489,736
Johnson & Johnson	27,577	4,408,459
Merck & Co., Inc.	23,869	2,442,276
		21,729,415
Professional Services - 0.3%
Leidos Holdings, Inc.	18,812	3,445,606
Residential REITs - 0.1%
Equity LifeStyle Properties, Inc.	21,688	1,520,763
Semiconductors & Semiconductor Equipment - 7.3%
Advanced Micro Devices, Inc. (A)	26,785	3,858,915
Analog Devices, Inc.	27,654	6,169,884
Broadcom, Inc.	48,935	8,307,695
Lam Research Corp.	40,542	3,014,298
Marvell Technology, Inc.	5,590	447,815
Micron Technology, Inc.	46,934	4,676,973
NVIDIA Corp.	438,364	58,197,205
NXP Semiconductors NV	26,175	6,138,037
Texas Instruments, Inc.	34,809	7,071,796
		97,882,618
Software - 5.9%
Adobe, Inc. (A)	2,827	1,351,532
Cadence Design Systems, Inc. (A)	4,519	1,247,786
Fair Isaac Corp. (A)	412	821,162
Intuit, Inc.	6,321	3,857,706
Microsoft Corp.	137,166	55,737,404
Salesforce, Inc.	28,565	8,322,984
ServiceNow, Inc. (A)	7,825	7,300,647
		78,639,221
Specialized REITs - 0.5%
Digital Realty Trust, Inc.	18,191	3,242,182
Equinix, Inc.	593	538,492
SBA Communications Corp.	11,503	2,639,593
		6,420,267
Specialty Retail - 1.6%
AutoZone, Inc. (A)	1,727	5,196,543
Best Buy Co., Inc.	17,806	1,610,196
Burlington Stores, Inc. (A)	7,374	1,827,056
Lowe's Cos., Inc.	30,212	7,910,408
O'Reilly Automotive, Inc. (A)	812	936,350
Ross Stores, Inc.	25,413	3,550,704
		21,031,257
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	245,783	55,524,837
Hewlett Packard Enterprise Co.	77,136	1,503,381
Seagate Technology Holdings PLC	36,905	3,704,155
Western Digital Corp. (A)	23,748	1,550,982
		62,283,355
Textiles, Apparel & Luxury Goods - 0.1%
Lululemon Athletica, Inc. (A)	3,588	1,068,865
	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.3%
Altria Group, Inc.	22,511	$ 1,225,949
Philip Morris International, Inc.	20,340	2,699,118
		3,925,067
Trading Companies & Distributors - 0.1%
United Rentals, Inc.	1,303	1,059,078
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc.	8,487	1,893,959
Total Common Stocks (Cost $381,038,700)		795,993,290

	Principal	Value
CORPORATE DEBT SECURITIES - 12.8%
Aerospace & Defense - 0.4%
BAE Systems PLC
5.30%, 03/26/2034 (C)	$ 630,000	637,395
Boeing Co.
3.50%, 03/01/2039	1,478,000	1,106,632
6.53%, 05/01/2034 (C)	373,000	393,283
6.86%, 05/01/2054 (C)	480,000	514,981
General Electric Co.
4.13%, 10/09/2042	488,000	414,987
4.50%, 03/11/2044	817,000	726,641
HEICO Corp.
5.35%, 08/01/2033	1,126,000	1,135,740
		4,929,659
Automobile Components - 0.1%
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/2032	548,000	478,607
ZF North America Capital, Inc.
6.88%, 04/23/2032 (C)	478,000	467,527
		946,134
Automobiles - 0.4%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (C)	1,048,000	1,021,872
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,497,000	1,468,305
General Motors Co.
6.25%, 10/02/2043	260,000	261,877
General Motors Financial Co., Inc.
5.00%, 04/09/2027	747,000	748,097
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (C)	1,269,000	1,317,395
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (C)	862,000	776,980
		5,594,526
Banks - 2.1%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (D), 03/14/2028	800,000	808,541
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp.
Fixed until 01/23/2034, 5.47% (D), 01/23/2035	$ 1,038,000	$ 1,053,816
Fixed until 09/15/2028, 5.82% (D), 09/15/2029	2,945,000	3,039,640
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (D), 07/21/2039	374,000	379,458
Barclays PLC
Fixed until 03/12/2054, 6.04% (D), 03/12/2055	200,000	209,118
Fixed until 11/02/2025, 7.33% (D), 11/02/2026	1,291,000	1,317,896
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (D), 06/11/2035	487,000	491,177
Fixed until 05/25/2033, 6.17% (D), 05/25/2034	479,000	496,409
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (D), 11/26/2025	427,000	426,442
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (D), 10/21/2032	1,274,000	1,086,526
ING Groep NV
Fixed until 09/11/2033, 6.11% (D), 09/11/2034	657,000	691,010
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (D), 11/21/2033 (C)	899,000	1,021,646
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (D), 04/22/2027	1,496,000	1,427,798
Fixed until 01/23/2029, 5.01% (D), 01/23/2030	2,598,000	2,608,194
Fixed until 01/23/2034, 5.34% (D), 01/23/2035	563,000	567,853
Fixed until 04/22/2034, 5.77% (D), 04/22/2035	442,000	460,175
Lloyds Banking Group PLC
Fixed until 08/11/2032, 4.98% (D), 08/11/2033	586,000	571,245
Fixed until 01/05/2034, 5.68% (D), 01/05/2035	933,000	945,158
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (D), 03/13/2032	474,000	490,223
Fixed until 10/30/2028, 7.41% (D), 10/30/2029	464,000	499,611
Morgan Stanley
Fixed until 01/16/2029, 5.17% (D), 01/16/2030	2,302,000	2,321,588
Fixed until 07/19/2034, 5.32% (D), 07/19/2035	1,390,000	1,395,600
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (D), 01/22/2035	157,000	161,313
Fixed until 08/18/2033, 5.94% (D), 08/18/2034	819,000	858,458
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (D), 01/26/2034	$ 1,768,000	$ 1,735,136
Fixed until 06/08/2033, 5.87% (D), 06/08/2034	484,000	497,730
Fixed until 10/30/2028, 7.16% (D), 10/30/2029	417,000	447,169
UBS Group AG
Fixed until 09/06/2044, 5.38% (D), 09/06/2045 (C)	400,000	391,930
Fixed until 08/12/2032, 6.54% (D), 08/12/2033 (C)	471,000	507,115
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (D), 07/25/2034	1,172,000	1,192,016
		28,099,991
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	879,000	769,477
Constellation Brands, Inc.
3.15%, 08/01/2029	569,000	528,004
3.70%, 12/06/2026	150,000	147,016
Diageo Capital PLC
5.50%, 01/24/2033	471,000	486,458
		1,930,955
Biotechnology - 0.2%
Amgen, Inc.
2.80%, 08/15/2041	519,000	373,768
5.60%, 03/02/2043	656,000	656,533
CSL Finance PLC
4.63%, 04/27/2042 (C)	761,000	689,412
Gilead Sciences, Inc.
4.15%, 03/01/2047	175,000	145,957
Royalty Pharma PLC
2.20%, 09/02/2030	887,000	757,373
		2,623,043
Building Products - 0.1%
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (C)	200,000	172,233
Mohawk Industries, Inc.
5.85%, 09/18/2028	693,000	715,365
		887,598
Chemicals - 0.1%
Celanese U.S. Holdings LLC
6.70%, 11/15/2033 (E)	635,000	675,179
Nutrien Ltd.
4.90%, 03/27/2028	508,000	511,758
OCP SA
6.75%, 05/02/2034 (C)	482,000	502,617
		1,689,554
Commercial Services & Supplies - 0.6%
ADT Security Corp.
4.13%, 08/01/2029 (C)	793,000	741,472
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Ashtead Capital, Inc.
5.55%, 05/30/2033 (C)	$ 428,000	$ 426,247
5.80%, 04/15/2034 (C)	200,000	202,629
Element Fleet Management Corp.
6.32%, 12/04/2028 (C)	1,287,000	1,346,608
Equifax, Inc.
2.60%, 12/01/2024	870,000	868,214
5.10%, 12/15/2027	831,000	838,480
GXO Logistics, Inc.
2.65%, 07/15/2031	1,741,000	1,495,221
6.50%, 05/06/2034	557,000	578,297
Quanta Services, Inc.
2.90%, 10/01/2030	1,039,000	934,633
5.25%, 08/09/2034	59,000	58,591
Veralto Corp.
5.45%, 09/18/2033	720,000	730,887
		8,221,279
Communications Equipment - 0.4%
America Movil SAB de CV
4.38%, 07/16/2042	300,000	259,374
T-Mobile USA, Inc.
3.50%, 04/15/2031	821,000	752,905
3.88%, 04/15/2030	677,000	642,972
5.15%, 04/15/2034	1,328,000	1,326,514
Verizon Communications, Inc.
1.68%, 10/30/2030	966,000	803,398
2.99%, 10/30/2056	1,639,000	1,014,658
		4,799,821
Construction & Engineering - 0.1%
D.R. Horton, Inc.
5.00%, 10/15/2034	839,000	821,074
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc.
1.80%, 02/10/2031 (C)	991,000	812,179
Lowe's Cos., Inc.
3.75%, 04/01/2032	1,150,000	1,065,341
		1,877,520
Containers & Packaging - 0.0% (B)
Sonoco Products Co.
2.25%, 02/01/2027	658,000	621,697
Distributors - 0.0% (B)
LKQ Corp.
6.25%, 06/15/2033	470,000	486,009
Diversified REITs - 0.7%
American Tower Trust #1
3.65%, 03/15/2048 (C)	508,000	484,429
Safehold GL Holdings LLC
6.10%, 04/01/2034	955,000	985,204
SBA Tower Trust
1.63%, 05/15/2051 (C)	1,011,000	941,556
1.88%, 07/15/2050 (C)	746,000	718,447
2.84%, 01/15/2050 (C)	2,686,000	2,673,842
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified REITs (continued)
VICI Properties LP
4.95%, 02/15/2030	$ 1,438,000	$ 1,411,853
Weyerhaeuser Co.
4.00%, 04/15/2030	991,000	949,071
WP Carey, Inc.
5.38%, 06/30/2034	810,000	812,778
		8,977,180
Electric Utilities - 0.4%
Appalachian Power Co.
3.40%, 06/01/2025	454,000	449,581
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (C)	512,000	508,928
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	116,000	118,949
CMS Energy Corp.
4.88%, 03/01/2044	139,000	127,548
DTE Electric Co.
4.30%, 07/01/2044	1,415,000	1,226,748
Duke Energy Corp.
3.75%, 09/01/2046	1,101,000	827,224
Duke Energy Progress LLC
3.60%, 09/15/2047	1,224,000	915,872
NRG Energy, Inc.
6.00%, 02/01/2033 (C)	163,000	162,291
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	68,000	66,969
Pacific Gas & Electric Co.
2.50%, 02/01/2031	604,000	518,207
Public Service Electric & Gas Co.
3.00%, 05/15/2025	419,000	415,136
Vistra Operations Co. LLC
6.88%, 04/15/2032 (C)	476,000	492,090
		5,829,543
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp.
5.25%, 04/05/2034	945,000	956,742
Arrow Electronics, Inc.
2.95%, 02/15/2032	1,135,000	974,139
5.88%, 04/10/2034	300,000	303,754
Keysight Technologies, Inc.
4.60%, 04/06/2027	716,000	715,855
4.95%, 10/15/2034	407,000	395,184
Sensata Technologies, Inc.
4.38%, 02/15/2030 (C)	403,000	375,112
Trimble, Inc.
6.10%, 03/15/2033	955,000	1,006,022
		4,726,808
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (C)	1,194,000	1,163,519
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services - 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	$ 1,120,000	$ 1,111,707
4.95%, 09/10/2034	600,000	577,379
American Express Co.
Fixed until 04/25/2029, 5.53% (D), 04/25/2030	959,000	983,368
Aviation Capital Group LLC
1.95%, 01/30/2026 (C)	1,218,000	1,169,937
5.50%, 12/15/2024 (C)	1,282,000	1,281,975
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (C)	512,000	512,491
5.75%, 11/15/2029 (C)	1,421,000	1,443,000
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (D), 05/19/2034	1,666,000	1,733,600
LPL Holdings, Inc.
5.70%, 05/20/2027	485,000	492,220
		9,305,677
Food Products - 0.5%
BAT Capital Corp.
6.00%, 02/20/2034	1,143,000	1,182,775
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	1,099,000	1,054,464
Cargill, Inc.
5.13%, 10/11/2032 (C)	521,000	530,713
J M Smucker Co.
6.50%, 11/15/2043	586,000	633,952
Kroger Co.
5.00%, 09/15/2034	595,000	585,213
Philip Morris International, Inc.
4.90%, 11/01/2034 (F)	1,182,000	1,153,491
5.63%, 11/17/2029	799,000	828,815
Viterra Finance BV
4.90%, 04/21/2027 (C)	878,000	874,379
		6,843,802
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp.
5.75%, 12/06/2052 (C)	459,000	477,885
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	713,000	711,666
5.86%, 03/15/2030	412,000	430,471
		1,620,022
Health Care Providers & Services - 0.6%
Centene Corp.
3.38%, 02/15/2030	695,000	623,256
Cigna Group
2.40%, 03/15/2030	741,000	652,800
5.25%, 02/15/2034	1,046,000	1,042,608
Elevance Health, Inc.
2.25%, 05/15/2030	713,000	621,588
HCA, Inc.
5.60%, 04/01/2034	992,000	998,976
6.00%, 04/01/2054	753,000	757,119
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (C)	$ 367,000	$ 368,212
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	526,000	479,099
4.80%, 10/01/2034	1,069,000	1,029,553
Molina Healthcare, Inc.
4.38%, 06/15/2028 (C)	362,000	347,355
UnitedHealth Group, Inc.
5.20%, 04/15/2063	761,000	715,896
		7,636,462
Hotel & Resort REITs - 0.0% (B)
Host Hotels & Resorts LP
5.70%, 07/01/2034	354,000	354,594
Hotels, Restaurants & Leisure - 0.1%
Hyatt Hotels Corp.
5.25%, 06/30/2029	754,000	758,311
MGM Resorts International
6.13%, 09/15/2029	778,000	775,128
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	365,000	291,442
		1,824,881
Insurance - 0.5%
Allstate Corp.
5.05%, 06/24/2029	1,603,000	1,615,899
5.25%, 03/30/2033	580,000	585,532
Constellation Insurance, Inc.
6.80%, 01/24/2030 (C)	1,642,000	1,618,937
Corebridge Financial, Inc.
5.75%, 01/15/2034	663,000	678,819
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (D), 05/23/2042 (C)	600,000	614,538
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (D), 10/01/2050	1,165,000	1,057,921
		6,171,646
Internet & Catalog Retail - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	55,000	48,994
Meta Platforms, Inc.
4.80%, 05/15/2030	950,000	962,937
Uber Technologies, Inc.
4.80%, 09/15/2034	447,000	433,742
		1,445,673
IT Services - 0.2%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	140,000	127,297
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	1,179,000	1,131,850
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	$ 1,184,000	$ 1,148,601
		2,407,748
Machinery - 0.2%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	1,617,000	1,459,126
Ingersoll Rand, Inc.
5.45%, 06/15/2034	726,000	740,742
		2,199,868
Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	556,000	416,679
Comcast Corp.
2.94%, 11/01/2056	949,000	587,129
NBCUniversal Media LLC
4.45%, 01/15/2043	451,000	397,815
		1,401,623
Metals & Mining - 0.3%
Anglo American Capital PLC
4.50%, 03/15/2028 (C)	1,293,000	1,270,881
ArcelorMittal SA
6.55%, 11/29/2027	1,254,000	1,303,978
Glencore Funding LLC
2.63%, 09/23/2031 (C)	1,086,000	929,770
		3,504,629
Mortgage Real Estate Investment Trusts - 0.0% (B)
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (C)	353,000	345,997
Office REITs - 0.0% (B)
COPT Defense Properties LP
2.00%, 01/15/2029	162,000	142,070
2.25%, 03/15/2026	311,000	299,121
		441,191
Oil, Gas & Consumable Fuels - 1.3%
Boardwalk Pipelines LP
3.40%, 02/15/2031	621,000	560,288
Chevron USA, Inc.
3.25%, 10/15/2029	647,000	613,401
Diamondback Energy, Inc.
5.40%, 04/18/2034	1,266,000	1,262,647
Ecopetrol SA
7.75%, 02/01/2032	711,000	693,109
Enbridge, Inc.
5.63%, 04/05/2034	1,051,000	1,067,504
Energy Transfer LP
5.15%, 02/01/2043	742,000	667,127
5.55%, 02/15/2028	440,000	449,258
5.95%, 10/01/2043	493,000	484,522
Enterprise Products Operating LLC
4.25%, 02/15/2048	1,787,000	1,485,196
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP
6.38%, 04/01/2029 (C)	$ 253,000	$ 256,910
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (C)	446,000	446,474
Hess Midstream Operations LP
6.50%, 06/01/2029 (C)	430,000	437,119
Occidental Petroleum Corp.
5.20%, 08/01/2029	515,000	512,709
5.55%, 03/15/2026	1,171,000	1,178,011
ONEOK, Inc.
6.10%, 11/15/2032	1,276,000	1,342,651
Ovintiv, Inc.
6.25%, 07/15/2033	682,000	703,398
Petroleos Mexicanos
6.50%, 01/23/2029	385,000	362,332
6.84%, 01/23/2030	892,000	823,497
6.88%, 08/04/2026	340,000	339,888
7.69%, 01/23/2050	95,000	73,836
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029	922,000	858,940
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	887,000	868,960
Shell Finance U.S., Inc.
3.75%, 09/12/2046	347,000	269,921
Shell International Finance BV
2.50%, 09/12/2026	706,000	681,212
Western Midstream Operating LP
6.15%, 04/01/2033	696,000	719,085
Williams Cos., Inc.
5.40%, 03/04/2044	95,000	90,334
		17,248,329
Passenger Airlines - 0.1%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	495,887	466,733
United Airlines Pass-Through Trust
3.75%, 03/03/2028	475,154	466,676
		933,409
Personal Care Products - 0.1%
Kenvue, Inc.
5.00%, 03/22/2030	1,391,000	1,413,035
Pharmaceuticals - 0.5%
AbbVie, Inc.
5.05%, 03/15/2034	941,000	949,484
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (C)	716,000	691,764
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	362,000	364,366
Cardinal Health, Inc.
5.45%, 02/15/2034	592,000	602,695
CVS Health Corp.
5.25%, 01/30/2031	469,000	466,501
6.00%, 06/01/2044	863,000	845,608
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.
5.00%, 05/17/2053	$ 902,000	$ 860,632
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	757,000	734,293
Viatris, Inc.
2.30%, 06/22/2027	603,000	562,311
		6,077,654
Residential REITs - 0.1%
American Homes 4 Rent LP
5.50%, 02/01/2034	922,000	927,922
Semiconductors & Semiconductor Equipment - 0.5%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	1,225,000	1,155,725
Broadcom, Inc.
3.14%, 11/15/2035 (C)	1,164,000	956,260
Foundry JV Holdco LLC
5.88%, 01/25/2034 (C)	709,000	703,185
KLA Corp.
3.30%, 03/01/2050	722,000	515,378
Microchip Technology, Inc.
5.05%, 03/15/2029	904,000	907,237
Micron Technology, Inc.
5.30%, 01/15/2031	910,000	916,721
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	401,000	268,479
3.40%, 05/01/2030	656,000	604,287
QUALCOMM, Inc.
3.25%, 05/20/2050	482,000	342,102
		6,369,374
Software - 0.5%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	578,000	563,087
Fiserv, Inc.
5.45%, 03/02/2028	725,000	740,088
Infor, Inc.
1.75%, 07/15/2025 (C)	935,000	910,770
Intuit, Inc.
5.50%, 09/15/2053	337,000	344,318
Oracle Corp.
3.65%, 03/25/2041	594,000	470,617
4.70%, 09/27/2034	895,000	860,317
6.90%, 11/09/2052	941,000	1,083,387
Roper Technologies, Inc.
4.90%, 10/15/2034	836,000	816,778
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	1,204,000	1,196,321
		6,985,683
Transportation Infrastructure - 0.0% (B)
United Parcel Service, Inc.
5.15%, 05/22/2034	604,000	613,472
		613,472
Total Corporate Debt Securities (Cost $175,924,079)		170,298,601
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 10.6%
U.S. Treasury - 10.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	$ 2,594,000	$ 1,304,802
1.88%, 02/15/2051 - 11/15/2051	4,685,000	2,753,412
2.00%, 02/15/2050	1,799,000	1,104,207
2.25%, 08/15/2046 - 02/15/2052	4,330,000	2,846,191
2.38%, 05/15/2051	1,090,000	724,935
2.50%, 02/15/2045 - 05/15/2046	6,029,000	4,318,477
2.75%, 08/15/2047 - 11/15/2047	2,367,900	1,740,831
2.88%, 08/15/2045 - 05/15/2049	6,140,600	4,598,602
3.00%, 05/15/2042 - 08/15/2052	4,359,300	3,335,760
3.13%, 02/15/2042 - 05/15/2048	2,226,600	1,834,729
3.63%, 02/15/2044 - 05/15/2053	5,582,000	4,859,463
3.88%, 02/15/2043	1,923,000	1,758,644
4.00%, 11/15/2052	914,000	840,559
4.13%, 08/15/2053	1,240,000	1,166,181
4.25%, 02/15/2054 - 08/15/2054	3,144,000	3,027,173
4.63%, 05/15/2044 - 05/15/2054	3,873,000	3,948,956
4.75%, 11/15/2043 - 11/15/2053	6,121,000	6,331,299
5.25%, 02/15/2029	1,554,000	1,626,176
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	13,555,000	11,111,885
0.88%, 06/30/2026	3,173,200	3,004,872
1.13%, 10/31/2026 - 02/15/2031	7,444,000	6,269,439
1.25%, 11/30/2026 - 08/15/2031	4,172,000	3,560,752
1.38%, 11/15/2031	3,604,000	2,981,325
1.50%, 01/31/2027	1,154,000	1,089,042
1.63%, 02/15/2026 - 05/15/2031	7,297,600	6,662,819
1.88%, 02/15/2032	1,897,800	1,617,949
2.25%, 11/15/2025 - 11/15/2027	2,108,600	2,031,608
2.63%, 02/15/2029	653,500	614,188
2.75%, 05/15/2025 - 02/15/2028	3,602,000	3,463,743
2.88%, 05/15/2028 - 08/15/2028	3,016,900	2,886,332
3.13%, 11/15/2028	307,000	295,152
3.50%, 01/31/2028	4,388,000	4,302,468
3.63%, 05/31/2028	3,439,000	3,378,549
3.88%, 11/30/2027 - 08/15/2034	15,900,400	15,591,145
4.13%, 09/30/2027 - 11/15/2032	5,363,200	5,333,080
4.50%, 03/31/2026 - 05/31/2029	10,186,000	10,267,319
4.63%, 04/30/2029	834,000	849,670
		133,431,734
U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Protected Indexed Bonds
1.75%, 01/15/2028	1,126,943	1,124,073
2.50%, 01/15/2029	4,054,867	4,162,673
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	3,101,322	2,827,475
		8,114,221
Total U.S. Government Obligations (Cost $152,844,045)		141,545,955
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.3%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	$ 76,551	$ 76,099
5.50%, 06/01/2041 - 07/01/2053	3,282,971	3,252,946
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	2,547,000	2,148,106
2.81%, 01/25/2025	2,024,201	2,014,062
3.01%, 07/25/2025	2,378,267	2,349,422
3.19%, 07/25/2027	700,000	676,256
Federal National Mortgage Association
3.50%, 07/01/2028 - 11/01/2028	64,360	63,169
4.00%, 04/01/2026 - 06/01/2042	26,440	25,239
4.50%, 02/01/2025 - 08/01/2052	1,908,405	1,816,253
5.00%, 04/01/2039 - 02/01/2054	9,329,827	9,088,096
5.50%, 10/01/2036 - 03/01/2053	2,285,747	2,277,171
6.00%, 08/01/2036 - 06/01/2054	3,193,510	3,230,563
6.50%, 05/01/2040	39,873	41,153
1-Year RFUCC Treasury + 1.52%,
5.83% (D), 02/01/2043	14,676	14,883
Government National Mortgage Association REMICS, Interest Only STRIPS
0.65% (D), 02/16/2053	201,520	3,124
Tennessee Valley Authority
4.38%, 08/01/2034	864,000	850,195
5.88%, 04/01/2036	774,000	857,792
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2039 - 11/01/2054 (F)	13,364,000	11,166,507
2.50%, 11/01/2039 - 11/01/2054 (F)	30,561,000	25,704,000
3.00%, 11/01/2039 - 11/01/2054 (F)	21,225,000	18,463,317
3.50%, 11/01/2039 - 11/01/2054 (F)	16,437,000	14,857,738
4.00%, 11/01/2054 (F)	10,598,000	9,802,239
4.50%, 11/01/2054 (F)	9,770,000	9,282,964
5.50%, 11/01/2054 (F)	12,802,000	12,676,102
6.00%, 11/01/2054 (F)	5,856,000	5,892,981
Total U.S. Government Agency Obligations (Cost $140,358,141)		136,630,377
MORTGAGE-BACKED SECURITIES - 2.3%
BB-UBS Trust
Series 2012-TFT, Class A, 2.89%, 06/05/2030 (C)	348,292	324,782
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (D), 03/25/2064 (C)	677,478	681,772
Series 2024-NQM7, Class A1, 5.55% (D), 10/27/2064 (C)	2,200,000	2,198,850
CIM Trust
Series 2021-R6, Class A1, 1.43% (D), 07/25/2061 (C)	1,373,528	1,202,799
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class B, 3.77%, 02/10/2048	1,250,000	1,242,973
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1, 3.00% (D), 09/25/2064 (C)	102,805	99,793
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (D), 04/25/2069 (C)	$ 721,975	$ 726,172
COMM Mortgage Trust
Series 2015-3BP, Class A, 3.18%, 02/10/2035 (C)	3,050,000	2,931,253
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (D), 01/25/2060 (C)	1,224,737	1,021,056
Series 2021-RPL6, Class A1, 2.00% (D), 10/25/2060 (C)	1,727,135	1,536,639
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (C)	1,250,000	1,240,660
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (C)	700,000	692,490
MetLife Securitization Trust
Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (C)	41,858	40,930
Nationstar Mortgage Loan Trust
Series 2013-A, Class A, 3.75% (D), 12/25/2052 (C)	64,605	60,590
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (D), 01/25/2054 (C)	32,694	30,940
Series 2014-2A, Class A3, 3.75% (D), 05/25/2054 (C)	81,254	76,241
Series 2014-3A, Class AFX3, 3.75% (D), 11/25/2054 (C)	61,478	57,924
Series 2015-2A, Class A1, 3.75% (D), 08/25/2055 (C)	133,306	125,766
Series 2016-2A, Class A1, 3.75% (D), 11/26/2035 (C)	90,444	85,859
Series 2016-3A, Class A1B, 3.25% (D), 09/25/2056 (C)	99,447	92,039
Series 2016-4A, Class A1, 3.75% (D), 11/25/2056 (C)	119,543	111,497
Series 2017-1A, Class A1, 4.00% (D), 02/25/2057 (C)	268,374	256,685
Series 2017-2A, Class A3, 4.00% (D), 03/25/2057 (C)	611,148	581,106
Series 2017-3A, Class A1, 4.00% (D), 04/25/2057 (C)	389,735	373,274
Series 2017-4A, Class A1, 4.00% (D), 05/25/2057 (C)	290,282	276,778
Series 2018-1A, Class A1A, 4.00% (D), 12/25/2057 (C)	141,800	135,656
Series 2018-RPL1, Class A1, 3.50% (D), 12/25/2057 (C)	207,176	198,943
Series 2019-4A, Class A1B, 3.50% (D), 12/25/2058 (C)	725,758	672,511
Series 2019-5A, Class A1B, 3.50% (D), 08/25/2059 (C)	626,465	578,427
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (D), 03/25/2063 (C)	631,620	633,264
Series 2024-NQM4, Class A1, 6.07% (D), 01/25/2064 (C)	891,912	896,474
Series 2024-NQM5, Class A1, 5.99% (D), 01/25/2064 (C)	1,007,742	1,011,881
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2024-NQM6, Class A1, 6.45% (D), 02/25/2064 (C)	$ 907,764	$ 916,351
Series 2024-NQM7, Class A1, 6.24% (D), 03/25/2064 (C)	1,435,798	1,446,429
Towd Point Mortgage Trust
Series 2017-3, Class A1, 2.75% (D), 07/25/2057 (C)	14,913	14,782
Series 2017-4, Class A1, 2.75% (D), 06/25/2057 (C)	280,364	270,998
Series 2017-6, Class A1, 2.75% (D), 10/25/2057 (C)	135,548	131,886
Series 2018-1, Class A1, 3.00% (D), 01/25/2058 (C)	147,661	144,761
Series 2018-3, Class A1, 3.75% (D), 05/25/2058 (C)	452,357	439,058
Series 2018-4, Class A1, 3.00% (D), 06/25/2058 (C)	1,083,699	1,009,617
Series 2019-1, Class A1, 3.75% (D), 03/25/2058 (C)	770,934	741,262
Series 2020-4, Class A1, 1.75%, 10/25/2060 (C)	1,829,469	1,634,084
Series 2021-1, Class A1, 2.25% (D), 11/25/2061 (C)	1,560,333	1,431,882
Series 2022-4, Class A1, 3.75%, 09/25/2062 (C)	715,432	671,811
Series 2023-1, Class A1, 3.75%, 01/25/2063 (C)	1,882,283	1,786,712
UBS-BAMLL Trust
Series 2012-WRM, Class A, 3.66%, 06/10/2030 (C)	17,747	16,495
Total Mortgage-Backed Securities (Cost $32,435,693)		30,852,152
ASSET-BACKED SECURITIES - 1.9%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (C)	92,783	92,793
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (C)	153,722	140,300
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A, Class A, 2.02%, 02/20/2027 (C)	650,000	629,424
Series 2023-7A, Class A, 5.90%, 08/21/2028 (C)	1,115,000	1,137,304
Series 2024-1A, Class A, 5.36%, 06/20/2030 (C)	930,000	940,077
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (C)	755,608	763,614
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	990,000	1,001,760
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.89% (D), 10/18/2030 (C)	1,726,532	1,729,196
	Principal	Value
ASSET-BACKED SECURITIES (continued)
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	$ 1,200,000	$ 1,206,868
Series 2023-2, Class A, 5.77%, 09/15/2029	1,005,000	1,021,756
GM Financial Consumer Automobile Receivables Trust
Series 2023-1, Class A2A, 5.19%, 03/16/2026	111,795	111,807
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (C)	669,453	524,334
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (C)	782,138	626,863
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (C)	1,016,277	857,232
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (C)	890,000	903,228
Hilton Grand Vacations Trust
Series 2023-1A, Class A, 5.72%, 01/25/2038 (C)	550,745	557,315
Series 2024-1B, Class A, 5.75%, 09/15/2039 (C)	426,064	426,062
Series 2024-2A, Class A, 5.50%, 03/25/2038 (C)	292,467	294,606
Series 2024-3A, Class A, 4.98%, 08/27/2040 (C)(F)	3,000,000	2,995,679
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (C)	1,373,524	1,382,794
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.08% (D), 10/20/2034 (C)	2,200,000	2,202,521
JG Wentworth XXII LLC
Series 2010-3A, Class A, 3.82%, 12/15/2048 (C)	147,686	145,294
JGWPT XXVIII LLC
Series 2013-1A, Class A, 3.22%, 04/15/2067 (C)	554,082	504,859
MVW LLC
Series 2021-1WA, Class A, 1.14%, 01/22/2041 (C)	256,183	242,687
Series 2023-1A, Class A, 4.93%, 10/20/2040 (C)	542,836	540,672
Series 2024-1A, Class A, 5.32%, 02/20/2043 (C)	747,424	750,453
MVW Owner Trust
Series 2019-1A, Class A, 2.89%, 11/20/2036 (C)	48,251	47,663
Palmer Square CLO Ltd.
Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 5.98% (D), 07/20/2030 (C)	370,558	371,296
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (C)	92,756	90,902
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2021-1A, Class A, 0.99%, 11/20/2037 (C)	$ 287,100	$ 276,644
Series 2023-1A, Class A, 5.20%, 01/20/2040 (C)	657,457	655,726
Series 2023-2A, Class A, 5.80%, 04/20/2040 (C)	694,705	694,498
Series 2023-3A, Class A, 6.10%, 09/20/2040 (C)	853,057	869,100
Series 2024-1A, Class A, 5.15%, 01/20/2043 (C)	819,335	817,352
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (C)	181,647	181,869
Total Asset-Backed Securities (Cost $26,156,370)		25,734,548
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (B)
Brazil Government International Bonds
4.25%, 01/07/2025	330,000	328,845
Chile - 0.0% (B)
Chile Government International Bonds
3.50%, 01/25/2050	400,000	288,526
Colombia - 0.0% (B)
Colombia Government International Bonds
3.13%, 04/15/2031	455,000	362,410
Dominican Republic - 0.1%
Dominican Republic International Bonds
6.60%, 06/01/2036 (C)	1,125,000	1,142,445
Indonesia - 0.1%
Indonesia Government International Bonds
4.75%, 01/08/2026 (C)	1,035,000	1,038,012
Mexico - 0.1%
Mexico Government International Bonds
3.75%, 01/11/2028	1,126,000	1,080,530
Panama - 0.0% (B)
Panama Government International Bonds
3.88%, 03/17/2028	315,000	295,749
Serbia - 0.1%
Serbia International Bonds
6.00%, 06/12/2034 (C)	785,000	787,338
Total Foreign Government Obligations (Cost $5,490,616)		5,323,855
COMMERCIAL PAPER - 6.5%
Banks - 3.7%
ABN AMRO Funding USA LLC
5.41% (G), 01/13/2025 (C)	3,000,000	2,971,074
Australia & New Zealand Banking Group Ltd.
4.93% (G), 02/28/2025 (C)	5,000,000	4,923,250
	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
BNP Paribas SA
5.09% (G), 02/04/2025	$ 2,500,000	$ 2,469,515
Cooperatieve Rabobank UA
4.90% (G), 03/03/2025	5,904,000	5,811,382
DBS Bank Ltd.
5.05% (G), 02/10/2025 (C)	3,000,000	2,960,710
DNB Bank ASA
5.30% (G), 01/30/2025 (C)	4,500,000	4,447,844
HSBC USA, Inc.
5.49% (G), 02/07/2025 (C)	5,000,000	4,934,731
Korea Development Bank
5.47% (G), 01/13/2025	4,300,000	4,258,982
Lloyds Bank PLC
4.51% (G), 03/05/2025	4,200,000	4,133,221
Skandinaviska Enskilda Banken AB
5.32% (G), 12/30/2024 (C)	4,750,000	4,713,243
Svenska Handelsbanken AB
4.94% (G), 03/03/2025 (C)	5,250,000	5,168,427
Westpac Securities NZ Ltd.
5.45% (G), 11/15/2024 (C)	3,000,000	2,994,015
		49,786,394
Chemicals - 0.4%
Air Liquide U.S. LLC
5.34% (G), 12/20/2024 (C)	4,550,000	4,520,425
Consumer Finance - 0.3%
Toyota Motor Credit Corp.
5.53% (G), 01/06/2025	4,000,000	3,965,229
Financial Services - 2.1%
Bedford Row Funding Corp.
4.69% (G), 03/03/2025 (C)	4,235,000	4,168,447
Britannia Funding Co. LLC
5.44% (G), 01/22/2025 (C)	4,500,000	4,451,037
Concord Minutemen Capital Co. LLC
4.75% (G), 04/22/2025 (C)	4,757,000	4,652,019
Glencove Funding LLC
4.70% (G), 04/11/2025 (C)	4,250,000	4,162,867
Mackinac Funding Co. LLC
4.75% (G), 04/15/2025 (C)	3,050,000	2,985,944
Manhattan Asset Funding Co. LLC
4.98% (G), 02/28/2025 (C)	4,250,000	4,184,337
Thunder Bay Funding LLC
5.50% (G), 11/15/2024 (C)	3,710,000	3,702,551
		28,307,202
Total Commercial Paper (Cost $86,541,251)		86,579,250
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury Bills
4.60% (G), 12/19/2024	1,947,000	1,935,175
4.62% (G), 01/16/2025	5,599,000	5,546,119
4.86% (G), 12/19/2024	3,500,000	3,478,743
5.01% (G), 12/12/2024	7,318,000	7,279,712
5.09% (G), 11/29/2024	3,483,000	3,470,521
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
5.10% (G), 11/29/2024	$ 3,955,000	$ 3,940,830
5.20% (G), 11/07/2024	3,972,000	3,968,916
Total Short-Term U.S. Government Obligations (Cost $29,614,165)		29,620,016
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 2.10% (G), dated 10/31/2024, to be repurchased at $17,298,986 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $17,644,089.	17,297,977	17,297,977
Total Repurchase Agreement (Cost $17,297,977)		17,297,977
Total Investments (Cost $1,047,701,037)		1,439,876,021
Net Other Assets (Liabilities) - (8.0)%		(106,862,555)
Net Assets - 100.0%		$ 1,333,013,466
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	40	12/20/2024	$11,498,465	$11,477,000	$—	$(21,465)
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$795,993,290	$—	$—	$795,993,290
Corporate Debt Securities	—	170,298,601	—	170,298,601
U.S. Government Obligations	—	141,545,955	—	141,545,955
U.S. Government Agency Obligations	—	136,630,377	—	136,630,377
Mortgage-Backed Securities	—	30,852,152	—	30,852,152
Asset-Backed Securities	—	25,734,548	—	25,734,548
Foreign Government Obligations	—	5,323,855	—	5,323,855
Commercial Paper	—	86,579,250	—	86,579,250
Short-Term U.S. Government Obligations	—	29,620,016	—	29,620,016
Repurchase Agreement	—	17,297,977	—	17,297,977
Total Investments	$795,993,290	$643,882,731	$—	$1,439,876,021
LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(21,465)	$—	$—	$(21,465)
Total Other Financial Instruments	$(21,465)	$—	$—	$(21,465)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $156,562,539, representing 11.7% of the
Fund's net assets.

(D)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $694,676, collateralized by non-cash collateral, such as U.S.
government securities and irrevocable letters of credit, of $709,613. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)	Rate disclosed reflects the yield at October 31, 2024.
(H)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(I)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,030,403,060) (including securities loaned of $694,676)	$1,422,578,044
Repurchase agreement, at value (cost $17,297,977)	17,297,977
Cash collateral pledged at broker for:
TBA commitments	2,405,000
Futures contracts	711,000
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	4,850,241
Net income from securities lending	279
Shares of beneficial interest sold	3,873,059
Dividends	316,270
Interest	3,649,562
Total assets	1,455,681,432
Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	119,751,741
Shares of beneficial interest redeemed	1,452,316
Investment management fees	673,175
Distribution and service fees	289,536
Transfer agent fees	87,432
Trustee and CCO fees	355
Audit and tax fees	40,287
Custody fees	86,647
Legal fees	14,216
Printing and shareholder reports fees	20,757
Registration fees	825
Other accrued expenses	24,013
Variation margin payable on futures contracts	226,666
Total liabilities	122,667,966
Net assets	$1,333,013,466
Net assets consist of:
Paid-in capital	$860,746,217
Total distributable earnings (accumulated losses)	472,267,249
Net assets	$1,333,013,466
Net assets by class:
Class A	$719,818,483
Class C	155,455,112
Class I	419,584,895
Class R	1,919,027
Class R6	36,235,949
Shares outstanding (unlimited shares, no par value):
Class A	20,153,564
Class C	4,465,482
Class I	11,675,895
Class R	53,737
Class R6	1,008,010
Net asset value per share: (A)
Class A	$35.72
Class C	34.81
Class I	35.94
Class R	35.71
Class R6	35.95
Maximum offering price per share: (B)
Class A	$37.80

(A)
Net asset value per share for Class C, I, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$10,226,606
Interest income	21,565,060
Net income from securities lending	12,220
Withholding taxes on foreign income	(16,172)
Total investment income	31,787,714
Expenses:
Investment management fees	7,334,155
Distribution and service fees:
Class A	1,694,448
Class C	1,547,711
Class R	7,701
Transfer agent fees:
Class A	462,512
Class C	111,273
Class I	385,705
Class R	2,415
Class R6	2,533
Trustee and CCO fees	50,703
Audit and tax fees	48,045
Custody fees	132,311
Legal fees	98,416
Printing and shareholder reports fees	66,203
Registration fees	97,546
Other	104,546
Total expenses before waiver and/or reimbursement and recapture	12,146,223
Expenses waived and/or reimbursed:
Class R	(1,567)
Net expenses	12,144,656
Net investment income (loss)	19,643,058
Net realized gain (loss) on:
Investments	81,534,067
Futures contracts	2,037,133
Net realized gain (loss)	83,571,200
Net change in unrealized appreciation (depreciation) on:
Investments	173,891,612
Futures contracts	254,428
Net change in unrealized appreciation (depreciation)	174,146,040
Net realized and change in unrealized gain (loss)	257,717,240
Net increase (decrease) in net assets resulting from operations	$277,360,298
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$19,643,058	$16,172,232
Net realized gain (loss)	83,571,200	30,559,638
Net change in unrealized appreciation (depreciation)	174,146,040	28,378,195
Net increase (decrease) in net assets resulting from operations	277,360,298	75,110,065
Dividends and/or distributions to shareholders:
Class A	(27,403,348)	(20,243,459)
Class C	(5,402,260)	(4,507,668)
Class I	(15,210,615)	(11,155,856)
Class R	(54,467)	(10,163)
Class R6	(1,443,516)	(958,179)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(49,514,206)	(36,875,325)
Capital share transactions:
Proceeds from shares sold:
Class A	51,685,125	33,215,293
Class C	21,400,133	12,778,531
Class I	122,584,361	82,966,416
Class R	1,069,985	842,457
Class R6	6,314,052	6,104,981
	203,053,656	135,907,678
Dividends and/or distributions reinvested:
Class A	26,800,651	19,817,282
Class C	5,206,284	4,347,275
Class I	13,757,601	10,088,541
Class R	54,430	10,163
Class R6	1,353,229	903,479
	47,172,195	35,166,740
Cost of shares redeemed:
Class A	(92,768,299)	(84,922,346)
Class C	(23,127,450)	(26,188,835)
Class I	(73,029,863)	(140,440,771)
Class R	(279,070)	(135,968)
Class R6	(5,512,387)	(3,873,562)
	(194,717,069)	(255,561,482)
Automatic conversions:
Class A	19,529,728	22,955,744
Class C	(19,529,728)	(22,955,744)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	55,508,782	(84,487,064)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	1,868 (A)	—
Class C	194 (A)	—
	2,062	—
Net increase (decrease) in net assets	283,356,936	(46,252,324)
Net assets:
Beginning of year	1,049,656,530	1,095,908,854
End of year	$1,333,013,466	$1,049,656,530
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,521,934	1,103,759
Class C	646,683	437,967
Class I	3,638,890	2,770,645
Class R	32,204	28,276
Class R6	188,310	203,212
	6,028,021	4,543,859
Shares reinvested:
Class A	819,840	684,674
Class C	164,789	154,913
Class I	416,707	346,413
Class R	1,662	345
Class R6	41,022	30,925
	1,444,020	1,217,270
Shares redeemed:
Class A	(2,759,719)	(2,848,075)
Class C	(709,183)	(904,254)
Class I	(2,163,342)	(4,689,104)
Class R	(8,176)	(4,548)
Class R6	(162,781)	(129,405)
	(5,803,201)	(8,575,386)
Automatic conversions:
Class A	573,229	768,264
Class C	(588,135)	(787,488)
	(14,906)	(19,224)
Net increase (decrease) in shares outstanding:
Class A	155,284	(291,378)
Class C	(485,846)	(1,098,862)
Class I	1,892,255	(1,572,046)
Class R	25,690	24,073
Class R6	66,551	104,732
	1,653,934	(2,833,481)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$29.45	$28.49	$36.04	$30.23	$28.66
Investment operations:
Net investment income (loss) (A)	0.54	0.45	0.29	0.22	0.28
Net realized and unrealized gain (loss)	7.10	1.52	(5.41)	7.06	2.44
Total investment operations	7.64	1.97	(5.12)	7.28	2.72
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.45)	(0.27)	(0.22)	(0.30)
Net realized gains	(0.83)	(0.56)	(2.16)	(1.25)	(0.85)
Total dividends and/or distributions to shareholders	(1.37)	(1.01)	(2.43)	(1.47)	(1.15)
Net asset value, end of year	$35.72	$29.45	$28.49	$36.04	$30.23
Total return (E)	26.46%(C)	7.02%	(15.21)%(D)	24.80%	9.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$719,818	$588,884	$578,116	$725,936	$572,827
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.98%	0.96%	0.94%	1.01%
Including waiver and/or reimbursement and recapture	0.96%	0.98%(F)	0.96%(F)	0.94%	1.01%
Net investment income (loss) to average net assets	1.61%	1.51%	0.90%	0.65%	0.98%
Portfolio turnover rate	41%	33%	34%	40%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$28.74	$27.82	$35.25	$29.62	$28.11
Investment operations:
Net investment income (loss) (A)	0.28	0.22	0.04	(0.03)	0.06
Net realized and unrealized gain (loss)	6.92	1.48	(5.27)	6.92	2.39
Total investment operations	7.20	1.70	(5.23)	6.89	2.45
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.22)	(0.04)	(0.01)	(0.09)
Net realized gains	(0.83)	(0.56)	(2.16)	(1.25)	(0.85)
Total dividends and/or distributions to shareholders	(1.13)	(0.78)	(2.20)	(1.26)	(0.94)
Net asset value, end of year	$34.81	$28.74	$27.82	$35.25	$29.62
Total return (E)	25.49%(C)	6.21%	(15.84)%(D)	23.88%	8.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$155,455	$142,279	$168,320	$236,477	$216,561
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71%	1.73%	1.71%	1.69%	1.76%
Including waiver and/or reimbursement and recapture	1.71%	1.73%(F)	1.71%(F)	1.69%	1.76%
Net investment income (loss) to average net assets	0.86%	0.75%	0.14%	(0.10)%	0.22%
Portfolio turnover rate	41%	33%	34%	40%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$29.62	$28.65	$36.24	$30.39	$28.81
Investment operations:
Net investment income (loss) (A)	0.62	0.52	0.36	0.29	0.35
Net realized and unrealized gain (loss)	7.15	1.52	(5.45)	7.10	2.45
Total investment operations	7.77	2.04	(5.09)	7.39	2.80
Contributions from affiliate	—	—	0.04 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.62)	(0.51)	(0.38)	(0.29)	(0.37)
Net realized gains	(0.83)	(0.56)	(2.16)	(1.25)	(0.85)
Total dividends and/or distributions to shareholders	(1.45)	(1.07)	(2.54)	(1.54)	(1.22)
Net asset value, end of year	$35.94	$29.62	$28.65	$36.24	$30.39
Total return	26.74%	7.25%	(14.93)%(B)	25.06%	9.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$419,585	$289,776	$325,378	$401,468	$296,123
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.76%	0.74%	0.73%	0.79%
Including waiver and/or reimbursement and recapture	0.74%	0.76%	0.74%	0.73%	0.79%
Net investment income (loss) to average net assets	1.82%	1.73%	1.12%	0.85%	1.18%
Portfolio turnover rate	41%	33%	34%	40%	53%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.11%.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$29.46	$28.53	$32.40
Investment operations:
Net investment income (loss) (B)	0.46	0.40	0.16
Net realized and unrealized gain (loss)	7.10	1.52	(3.88)
Total investment operations	7.56	1.92	(3.72)
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.43)	(0.15)
Net realized gains	(0.83)	(0.56)	—
Total dividends and/or distributions to shareholders	(1.31)	(0.99)	(0.15)
Net asset value, end of year	$35.71	$29.46	$28.53
Total return	26.15%	6.83%	(11.47)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$1,919	$826	$113
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.16%	1.29%(D)
Including waiver and/or reimbursement and recapture	1.20%	1.16%(E)	1.03%(D)
Net investment income (loss) to average net assets	1.36%	1.34%	0.81%(D)
Portfolio turnover rate	41%	33%	34%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$29.63	$28.66	$36.25	$30.39	$28.81
Investment operations:
Net investment income (loss) (A)	0.65	0.55	0.39	0.32	0.37
Net realized and unrealized gain (loss)	7.15	1.52	(5.45)	7.12	2.46
Total investment operations	7.80	2.07	(5.06)	7.44	2.83
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.65)	(0.54)	(0.37)	(0.33)	(0.40)
Net realized gains	(0.83)	(0.56)	(2.16)	(1.25)	(0.85)
Total dividends and/or distributions to shareholders	(1.48)	(1.10)	(2.53)	(1.58)	(1.25)
Net asset value, end of year	$35.95	$29.63	$28.66	$36.25	$30.39
Total return	26.85%	7.35%	(14.96)%	25.22%	10.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$36,236	$27,892	$23,982	$30,794	$17,595
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.66%	0.64%	0.63%	0.69%
Including waiver and/or reimbursement and recapture	0.65%	0.66%	0.64%	0.63%	0.69%
Net investment income (loss) to average net assets	1.92%	1.83%	1.22%	0.95%	1.28%
Portfolio turnover rate	41%	33%	34%	40%	53%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Multi-Managed Balanced (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class R and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $6,291.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
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Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Futures contracts: The Fund is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at October 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(21,465)	$—	$—	$(21,465)
Total	$—	$—	$(21,465)	$—	$—	$(21,465)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$2,037,133	$—	$—	$2,037,133
Total	$—	$—	$2,037,133	$—	$—	$2,037,133

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$254,428	$—	$—	$254,428
Total	$—	$—	$254,428	$—	$—	$254,428
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Futures contracts:
Average notional value of contracts — long	$10,263,420
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Asset class allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset allocation and reallocation from time to time. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$31,059,214	2.33%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	1.02%	March 1, 2025
Class C	1.78	March 1, 2025
Class I	0.79	March 1, 2025
Class R	1.21	March 1, 2025
Class R6	0.70	March 1, 2025
Prior to March 1, 2024
Class A	1.02
Class C	1.78
Class I	0.79
Class R	1.34
Class R6	0.70
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows. Classes not listed in the subsequent table are not subject to recapture by TAM.
	Amounts Available
	2022	2023	2024	Total
Class R	$—	$—	$1,567	$1,567
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$454,789	$603
Class C	—	8,591
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$944,633	$83,962
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$319,402,323	$140,217,753	$363,964,488	$90,275,695
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, corporate action adjustments, premium amortization adjustments, non-real estate investment trust adjustments and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,051,634,240	$419,197,408	$(30,955,627)	$388,241,781
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$19,710,750	$—	$29,803,456	$—	$15,908,576	$—	$20,966,749	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$14,573,013	$—	$69,452,455	$—	$—	$—	$388,241,781
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $9,831,740 of qualified dividend income.
For corporate shareholders, 31% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $29,803,456 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management- Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Multi-Managed Balanced (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Aegon USA Investment Management, LLC and J.P. Morgan Investment Management Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s fixed income sub-adviser, AUIM, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares were above the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica Multi-Managed Balanced

MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to J.P. Morgan Investment Management Inc. (“J.P. Morgan”), the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Fund. With respect to Aegon USA Investment Management, LLC (“AUIM”), the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Fund. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA MMB 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Short-Term Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 67.1%
Aerospace & Defense - 2.4%
Boeing Co.
2.20%, 02/04/2026	$ 12,458,000	$ 11,996,946
2.25%, 06/15/2026	13,391,000	12,761,040
6.26%, 05/01/2027 (A)	6,919,000	7,077,391
HEICO Corp.
5.25%, 08/01/2028	14,873,000	15,103,378
L3Harris Technologies, Inc.
3.85%, 12/15/2026	11,440,000	11,263,576
RTX Corp.
5.00%, 02/27/2026	14,569,000	14,622,934
5.75%, 11/08/2026	6,927,000	7,074,085
		79,899,350
Automobiles - 3.1%
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	7,541,000	7,195,749
6.95%, 03/06/2026	11,000,000	11,217,117
7.35%, 11/04/2027	7,452,000	7,827,461
General Motors Financial Co., Inc.
6.05%, 10/10/2025	19,847,000	20,046,994
Hyundai Capital America
5.95%, 09/21/2026 (A)	14,623,000	14,891,111
Stellantis Finance U.S., Inc.
1.71%, 01/29/2027 (A)	16,379,000	15,212,492
Toyota Motor Credit Corp.
4.55%, 08/07/2026	6,975,000	6,988,646
Volkswagen Group of America Finance LLC
3.95%, 06/06/2025 (A)	20,000,000	19,877,768
		103,257,338
Banks - 16.5%
Banco Santander SA
Fixed until 03/24/2027, 4.18% (B), 03/24/2028	7,000,000	6,864,362
Fixed until 03/14/2027, 5.55% (B), 03/14/2028	7,800,000	7,883,277
Bank of America Corp.
Fixed until 06/19/2025, 1.32% (B), 06/19/2026	20,688,000	20,204,660
Fixed until 03/11/2026, 1.66% (B), 03/11/2027	27,653,000	26,492,664
Fixed until 02/13/2025, 2.02% (B), 02/13/2026	2,485,000	2,462,267
Bank of Montreal
2.65%, 03/08/2027 (C)	1,220,000	1,168,748
Bank of Nova Scotia
Fixed until 09/08/2027, 4.40% (B), 09/08/2028	16,352,000	16,175,806
Banque Federative du Credit Mutuel SA
5.19%, 02/16/2028 (A)	15,000,000	15,137,863
Barclays PLC
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	25,592,000	26,125,164
CaixaBank SA
Fixed until 01/18/2028, 6.21% (B), 01/18/2029 (A)	14,800,000	15,241,517
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Canadian Imperial Bank of Commerce
5.93%, 10/02/2026	$ 8,912,000	$ 9,121,742
Citigroup, Inc.
Fixed until 06/09/2026, 1.46% (B), 06/09/2027	27,000,000	25,599,728
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	10,400,000	10,081,655
Credit Agricole SA
4.38%, 03/17/2025 (A)	7,474,000	7,440,859
Deutsche Bank AG
Fixed until 07/14/2025, 6.12% (B), 07/14/2026	2,512,000	2,526,175
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (B), 03/09/2027	14,957,000	14,285,404
Fixed until 10/21/2026, 1.95% (B), 10/21/2027	6,768,000	6,399,147
Fixed until 08/10/2025, 5.80% (B), 08/10/2026	5,737,000	5,772,527
HSBC Holdings PLC
Fixed until 03/10/2025, 3.00% (B), 03/10/2026	1,320,000	1,309,362
Fixed until 11/03/2025, 7.34% (B), 11/03/2026	10,358,000	10,603,800
HSBC USA, Inc.
5.63%, 03/17/2025	10,000,000	10,027,867
ING Groep NV
Fixed until 09/11/2026, 6.08% (B), 09/11/2027	19,800,000	20,231,195
Intesa Sanpaolo SpA
7.00%, 11/21/2025 (A)	3,738,000	3,811,872
JPMorgan Chase & Co.
Fixed until 09/22/2026, 1.47% (B), 09/22/2027	1,170,000	1,100,611
Fixed until 04/22/2025, 2.08% (B), 04/22/2026	16,588,000	16,356,431
Fixed until 02/24/2027, 2.95% (B), 02/24/2028	20,731,000	19,912,663
7.75%, 07/15/2025	5,982,000	6,111,012
Lloyds Banking Group PLC
4.50%, 11/04/2024	8,718,000	8,717,436
Fixed until 08/07/2026, 5.99% (B), 08/07/2027	10,000,000	10,184,952
Macquarie Group Ltd.
Fixed until 01/12/2026, 1.34% (B), 01/12/2027 (A)	12,137,000	11,617,766
Morgan Stanley
Fixed until 07/17/2025, 4.68% (B), 07/17/2026	20,000,000	19,937,986
Fixed until 04/13/2027, 5.65% (B), 04/13/2028	11,801,000	12,035,902
Fixed until 10/16/2025, 6.14% (B), 10/16/2026	10,432,000	10,551,599
NatWest Group PLC
Fixed until 11/10/2025, 7.47% (B), 11/10/2026	10,930,000	11,189,204
PNC Bank NA
3.88%, 04/10/2025	11,750,000	11,694,829
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
PNC Financial Services Group, Inc.
Fixed until 01/21/2027, 5.30% (B), 01/21/2028	$ 4,796,000	$ 4,858,032
Royal Bank of Canada
Fixed until 10/18/2027, 4.52% (B), 10/18/2028	11,964,000	11,899,238
Santander U.K. Group Holdings PLC
Fixed until 11/21/2025, 6.83% (B), 11/21/2026	10,000,000	10,159,462
Standard Chartered PLC
Fixed until 12/01/2024, 1.82% (B), 11/23/2025 (A)	5,500,000	5,486,832
Sumitomo Mitsui Financial Group, Inc.
3-Month SOFR + 0.88%, 5.73% (B), 01/14/2027	1,445,000	1,450,941
Swedbank AB
5.34%, 09/20/2027 (A)	21,078,000	21,376,035
Truist Financial Corp.
Fixed until 06/08/2026, 6.05% (B), 06/08/2027	9,970,000	10,157,982
U.S. Bancorp
Fixed until 10/21/2025, 5.73% (B), 10/21/2026	19,865,000	20,026,052
UBS Group AG
Fixed until 08/11/2027, 6.44% (B), 08/11/2028 (A)	6,880,000	7,142,852
UniCredit SpA
Fixed until 09/22/2025, 2.57% (B), 09/22/2026 (A)	7,212,000	7,031,032
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (B), 04/30/2026	1,470,000	1,448,814
Fixed until 03/24/2027, 3.53% (B), 03/24/2028	5,989,000	5,812,752
Fixed until 04/25/2025, 3.91% (B), 04/25/2026	33,419,000	33,219,889
		544,447,965
Beverages - 0.7%
Keurig Dr. Pepper, Inc.
4.42%, 05/25/2025	21,739,000	21,693,584
Biotechnology - 1.6%
Amgen, Inc.
5.15%, 03/02/2028	18,644,000	18,896,726
Illumina, Inc.
4.65%, 09/09/2026	6,543,000	6,526,265
Royalty Pharma PLC
1.20%, 09/02/2025	10,000,000	9,697,493
5.15%, 09/02/2029	18,482,000	18,599,160
		53,719,644
Building Products - 0.9%
CRH America, Inc.
3.88%, 05/18/2025 (A)	8,117,000	8,067,862
Owens Corning
4.20%, 12/01/2024	21,046,000	21,021,227
		29,089,089
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 1.1%
Celanese U.S. Holdings LLC
6.35%, 11/15/2028	$ 12,383,000	$ 12,810,314
EIDP, Inc.
4.50%, 05/15/2026	18,343,000	18,327,133
LYB International Finance III LLC
1.25%, 10/01/2025	3,968,000	3,844,801
		34,982,248
Commercial Services & Supplies - 3.4%
Ashtead Capital, Inc.
1.50%, 08/12/2026 (A)	7,199,000	6,778,773
Element Fleet Management Corp.
3.85%, 06/15/2025 (A)	7,068,000	7,017,443
5.64%, 03/13/2027 (A)	11,964,000	12,127,007
6.27%, 06/26/2026 (A)	14,091,000	14,368,075
ERAC USA Finance LLC
4.60%, 05/01/2028 (A)	9,965,000	9,945,316
GXO Logistics, Inc.
6.25%, 05/06/2029	26,132,000	26,978,934
Quanta Services, Inc.
4.75%, 08/09/2027	14,874,000	14,846,403
Veralto Corp.
5.50%, 09/18/2026	19,497,000	19,752,252
		111,814,203
Communications Equipment - 1.4%
NTT Finance Corp.
1.16%, 04/03/2026 (A)	1,075,000	1,023,665
Rogers Communications, Inc.
2.95%, 03/15/2025	18,227,000	18,083,195
T-Mobile USA, Inc.
2.25%, 02/15/2026	13,813,000	13,379,360
Verizon Communications, Inc.
4.13%, 03/16/2027	15,722,000	15,540,035
		48,026,255
Containers & Packaging - 0.5%
Berry Global, Inc.
1.57%, 01/15/2026	4,046,000	3,883,623
4.88%, 07/15/2026 (A)	3,765,000	3,737,666
Sonoco Products Co.
1.80%, 02/01/2025	8,699,000	8,620,243
		16,241,532
Distributors - 0.4%
LKQ Corp.
5.75%, 06/15/2028	14,631,000	14,921,469
Diversified REITs - 0.6%
American Tower Corp.
2.40%, 03/15/2025	965,000	955,809
Weyerhaeuser Co.
4.75%, 05/15/2026	17,854,000	17,847,611
		18,803,420
Electric Utilities - 3.5%
Constellation Energy Generation LLC
3.25%, 06/01/2025	1,000,000	989,730
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
DTE Energy Co.
1.05%, 06/01/2025	$ 1,425,000	$ 1,394,376
Duke Energy Corp.
5.00%, 12/08/2025	21,481,000	21,530,901
Edison International
4.95%, 04/15/2025	1,526,000	1,525,133
5.75%, 06/15/2027	17,373,000	17,727,403
Eversource Energy
5.00%, 01/01/2027	9,892,000	9,949,406
NextEra Energy Capital Holdings, Inc.
4.90%, 02/28/2028	10,919,000	10,968,596
Southern California Edison Co.
4.40%, 09/06/2026	6,883,000	6,860,511
Southern Co.
4.85%, 06/15/2028	14,878,000	14,995,214
WEC Energy Group, Inc.
4.75%, 01/09/2026	22,094,000	22,109,152
Xcel Energy, Inc.
1.75%, 03/15/2027	9,780,000	9,133,394
		117,183,816
Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp.
5.05%, 04/05/2027	6,822,000	6,892,061
Arrow Electronics, Inc.
5.15%, 08/21/2029	9,907,000	9,860,817
Keysight Technologies, Inc.
4.60%, 04/06/2027	11,903,000	11,900,584
		28,653,462
Financial Services - 4.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
6.45%, 04/15/2027	8,703,000	9,009,239
Ally Financial, Inc.
5.75%, 11/20/2025 (C)	7,384,000	7,419,488
American Express Co.
Fixed until 07/28/2026, 5.39% (B), 07/28/2027	18,084,000	18,273,668
3-Month SOFR Index + 0.65%, 5.79% (B), 11/04/2026	1,210,000	1,210,918
Ameriprise Financial, Inc.
3.00%, 04/02/2025	1,579,000	1,567,425
Aviation Capital Group LLC
1.95%, 01/30/2026 - 09/20/2026 (A)	21,442,000	20,279,362
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (A)	4,963,000	4,760,398
4.25%, 04/15/2026 (A)	4,964,000	4,886,307
6.38%, 05/04/2028 (A)	15,415,000	15,924,801
Charles Schwab Corp.
1.15%, 05/13/2026	5,952,000	5,649,615
5.88%, 08/24/2026	20,867,000	21,298,931
3-Month SOFR Index + 1.05%, 6.03% (B), 03/03/2027	450,000	453,713
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	11,215,000	10,821,439
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
LPL Holdings, Inc.
4.63%, 11/15/2027 (A)	$ 6,469,000	$ 6,341,995
Nomura Holdings, Inc.
5.10%, 07/03/2025	21,582,000	21,577,633
		149,474,932
Food Products - 3.3%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	2,917,000	2,844,491
Campbell Soup Co.
5.30%, 03/20/2026	3,895,000	3,923,756
Cargill, Inc.
4.88%, 10/10/2025 (A)	14,928,000	14,968,121
General Mills, Inc.
4.70%, 01/30/2027	6,924,000	6,928,140
J M Smucker Co.
5.90%, 11/15/2028 (C)	10,960,000	11,443,927
Kroger Co.
4.70%, 08/15/2026	14,860,000	14,906,299
Philip Morris International, Inc.
4.38%, 11/01/2027 (D)	17,972,000	17,850,763
4.75%, 02/12/2027	9,963,000	9,999,164
5.13%, 11/15/2024	15,000,000	15,000,585
Viterra Finance BV
2.00%, 04/21/2026 (A)	11,600,000	11,061,892
		108,927,138
Gas Utilities - 0.4%
National Fuel Gas Co.
5.50%, 10/01/2026	13,890,000	14,052,891
Health Care Equipment & Supplies - 0.9%
GE HealthCare Technologies, Inc.
5.60%, 11/15/2025	14,900,000	15,022,570
Solventum Corp.
5.45%, 02/25/2027 (A)	15,214,000	15,410,486
		30,433,056
Health Care Providers & Services - 0.7%
Elevance Health, Inc.
4.50%, 10/30/2026	14,698,000	14,675,423
Laboratory Corp. of America Holdings
2.30%, 12/01/2024	8,084,000	8,063,925
		22,739,348
Health Care REITs - 0.7%
Healthcare Realty Holdings LP
3.10%, 02/15/2030	14,816,000	13,331,122
Ventas Realty LP
3.25%, 10/15/2026	8,903,000	8,632,653
3.85%, 04/01/2027	750,000	734,321
		22,698,096
Hotels, Restaurants & Leisure - 0.8%
Hyatt Hotels Corp.
5.75%, 01/30/2027	9,902,000	10,093,782
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Warnermedia Holdings, Inc.
3.64%, 03/15/2025	$ 17,451,000	$ 17,352,932
		27,446,714
Insurance - 2.0%
Athene Global Funding
5.35%, 07/09/2027 (A)	14,248,000	14,343,184
Corebridge Global Funding
4.65%, 08/20/2027 (A)	11,884,000	11,855,237
Guardian Life Global Funding
5.55%, 10/28/2027 (A)	5,000,000	5,114,625
Jackson National Life Global Funding
5.60%, 04/10/2026 (A)	14,850,000	14,966,440
Met Tower Global Funding
3.70%, 06/13/2025 (A)	21,000,000	20,886,303
		67,165,789
IT Services - 0.6%
DXC Technology Co.
1.80%, 09/15/2026	5,398,000	5,075,686
Hewlett Packard Enterprise Co.
4.45%, 09/25/2026	4,957,000	4,933,734
5.25%, 07/01/2028	9,917,000	10,046,736
		20,056,156
Machinery - 2.1%
Caterpillar Financial Services Corp.
4.45%, 10/16/2026	15,860,000	15,872,985
CNH Industrial Capital LLC
4.50%, 10/08/2027	15,615,000	15,501,069
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	8,926,000	8,054,523
Ingersoll Rand, Inc.
5.20%, 06/15/2027	13,867,000	14,044,295
Regal Rexnord Corp.
6.05%, 02/15/2026	14,898,000	15,044,519
		68,517,391
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/2025	3,078,000	3,074,682
6.10%, 06/01/2029	9,885,000	10,093,796
		13,168,478
Metals & Mining - 0.5%
ArcelorMittal SA
6.55%, 11/29/2027	12,899,000	13,413,085
Freeport-McMoRan, Inc.
4.55%, 11/14/2024	4,114,000	4,112,786
		17,525,871
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.
3.75%, 12/31/2024 (A)	3,490,000	3,474,893
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 5.3%
Canadian Natural Resources Ltd.
3.85%, 06/01/2027	$ 15,000,000	$ 14,669,450
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/2027	14,433,000	14,523,275
DCP Midstream Operating LP
5.38%, 07/15/2025	10,405,000	10,414,156
Diamondback Energy, Inc.
5.20%, 04/18/2027	13,837,000	13,978,041
Enbridge, Inc.
5.90%, 11/15/2026	15,154,000	15,486,800
Energy Transfer LP
4.75%, 01/15/2026	1,565,000	1,562,860
6.05%, 12/01/2026	9,899,000	10,136,091
Kinder Morgan, Inc.
4.30%, 03/01/2028	13,371,000	13,172,680
MPLX LP
4.88%, 12/01/2024	4,595,000	4,593,234
Occidental Petroleum Corp.
5.00%, 08/01/2027	14,837,000	14,823,257
ONEOK, Inc.
5.55%, 11/01/2026	16,687,000	16,913,253
Ovintiv, Inc.
5.65%, 05/15/2025	19,658,000	19,723,960
Phillips 66
3.85%, 04/09/2025	8,940,000	8,898,414
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/2024	1,274,000	1,274,000
4.65%, 10/15/2025	4,851,000	4,843,569
Williams Cos., Inc.
3.90%, 01/15/2025	990,000	987,541
5.40%, 03/02/2026	10,898,000	10,970,925
		176,971,506
Passenger Airlines - 0.4%
Southwest Airlines Co.
5.25%, 05/04/2025	13,145,000	13,156,082
Personal Care Products - 0.3%
Haleon U.K. Capital PLC
3.13%, 03/24/2025	9,381,000	9,316,577
Pharmaceuticals - 1.7%
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (A)	9,737,000	9,407,409
Bristol-Myers Squibb Co.
4.95%, 02/20/2026	14,713,000	14,807,137
Cardinal Health, Inc.
5.13%, 02/15/2029	14,597,000	14,734,958
CVS Health Corp.
3.25%, 08/15/2029	17,530,000	16,087,762
		55,037,266
Real Estate Management & Development - 0.3%
CBRE Services, Inc.
5.50%, 04/01/2029	8,907,000	9,136,270
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Residential REITs - 0.2%
Invitation Homes Operating Partnership LP
2.30%, 11/15/2028	$ 5,860,000	$ 5,311,255
Retail REITs - 0.3%
NNN REIT, Inc.
3.60%, 12/15/2026	7,606,000	7,443,243
Simon Property Group LP
3.50%, 09/01/2025	1,425,000	1,411,057
		8,854,300
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.
5.05%, 07/12/2027	19,275,000	19,463,846
Foundry JV Holdco LLC
5.90%, 01/25/2030 (A)	7,000,000	7,093,215
Intel Corp.
4.88%, 02/10/2026	15,000,000	15,002,384
Microchip Technology, Inc.
5.05%, 03/15/2029	8,932,000	8,963,988
		50,523,433
Software - 1.9%
Cadence Design Systems, Inc.
4.20%, 09/10/2027	4,957,000	4,917,738
Fiserv, Inc.
3.20%, 07/01/2026	1,255,000	1,225,319
5.15%, 03/15/2027	14,888,000	15,046,216
Infor, Inc.
1.75%, 07/15/2025 (A)	25,784,000	25,115,831
Oracle Corp.
2.50%, 04/01/2025	1,155,000	1,143,437
5.80%, 11/10/2025	14,901,000	15,056,472
		62,505,013
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc.
7.00%, 11/27/2026 (C)	9,896,000	10,120,652
Transportation Infrastructure - 0.6%
Norfolk Southern Corp.
5.59%, 05/17/2025	1,432,000	1,437,095
Penske Truck Leasing Co. LP/PTL Finance Corp.
5.35%, 01/12/2027 (A)	6,392,000	6,448,381
5.75%, 05/24/2026 (A)	10,910,000	11,034,843
		18,920,319
Water Utilities - 0.3%
Essential Utilities, Inc.
4.80%, 08/15/2027	9,870,000	9,869,575
		9,869,575
Total Corporate Debt Securities (Cost $2,208,057,892)		2,218,136,376
ASSET-BACKED SECURITIES - 13.9%
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	1,131,654	1,032,845
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Accelerated LLC (continued)
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	$ 3,970,657	$ 3,639,422
Series 2021-1H, Class C, 2.35%, 10/20/2040 (A)	1,798,888	1,641,858
ACM Auto Trust
Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	1,941,912	1,953,535
Series 2024-1A, Class A, 7.71%, 01/21/2031 (A)	2,068,791	2,079,575
American Express Credit Account Master Trust
Series 2022-3, Class A, 3.75%, 08/15/2027	12,925,000	12,836,253
Apidos CLO XXXI Ltd.
Series 2019-31A, Class BR, 3-Month Term SOFR + 1.81%, 6.47% (B), 04/15/2031 (A)	12,500,000	12,538,100
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	3,792,629	3,461,945
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class B, 2.68%, 08/20/2026 (A)	520,000	511,182
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	8,715,000	8,889,332
BHG Securitization Trust
Series 2022-C, Class A, 5.32%, 10/17/2035 (A)	1,129,878	1,129,613
BXG Receivables Note Trust
Series 2017-A, Class A, 2.95%, 10/04/2032 (A)	970,741	956,737
Series 2020-A, Class A, 1.55%, 02/28/2036 (A)	3,328,598	3,084,520
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	6,160,557	6,225,826
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	7,805,000	7,897,713
Citibank Credit Card Issuance Trust
Series 2023-A1, Class A1, 5.23%, 12/08/2027	8,540,000	8,596,051
Diamond Resorts Owner Trust
Series 2021-1A, Class B, 2.05%, 11/21/2033 (A)	909,680	880,912
Series 2021-1A, Class C, 2.70%, 11/21/2033 (A)	849,034	822,357
Discover Card Execution Note Trust
Series 2022-A2, Class A, 3.32%, 05/15/2027	22,225,000	22,055,912
Dryden 40 Senior Loan Fund
Series 2015-40A, Class AR2, 3-Month Term SOFR + 1.15%, 6.27% (B), 08/15/2031 (A)	13,972,723	13,993,682
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	10,538,000	10,598,311
Series 2023-2, Class A, 5.77%, 09/15/2029	10,000,000	10,166,726
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2018-1, Class B, 3.34%, 07/15/2031 (A)	$ 17,846,000	$ 17,785,486
Series 2020-1, Class C, 2.54%, 08/15/2031 (A)	1,135,000	1,125,849
Series 2020-2, Class B, 1.49%, 04/15/2033 (A)	12,392,000	11,981,434
Series 2022-A, Class C, 2.14%, 07/15/2029	1,625,000	1,572,356
Hertz Vehicle Financing III LLC
Series 2022-1A, Class A, 1.99%, 06/25/2026 (A)	15,000,000	14,806,257
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	17,025,000	17,278,049
Hilton Grand Vacations Trust
Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	425,159	421,262
Series 2019-AA, Class A, 2.34%, 07/25/2033 (A)	1,661,239	1,614,158
Series 2020-AA, Class A, 2.74%, 02/25/2039 (A)	1,566,527	1,512,291
Series 2022-2A, Class A, 4.30%, 01/25/2037 (A)	4,065,445	3,987,188
Series 2023-1A, Class A, 5.72%, 01/25/2038 (A)	4,316,303	4,367,791
Series 2024-1B, Class A, 5.75%, 09/15/2039 (A)	1,917,290	1,917,280
Series 2024-1B, Class C, 6.62%, 09/15/2039 (A)	538,611	540,305
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	2,374,145	2,391,507
Series 2024-3A, Class A, 4.98%, 08/27/2040 (A)(D)	9,000,000	8,987,038
Series 2024-3A, Class C, 5.71%, 08/27/2040 (A)(D)	5,750,000	5,741,284
HINNT LLC
Series 2024-A, Class B, 5.84%, 03/15/2043 (A)	3,005,104	3,024,861
Series 2024-A, Class C, 6.32%, 03/15/2043 (A)	3,358,891	3,380,036
HPEFS Equipment Trust
Series 2022-1A, Class C, 1.96%, 05/21/2029 (A)	741,742	737,727
Hyundai Auto Receivables Trust
Series 2021-A, Class C, 1.33%, 11/15/2027	1,350,000	1,313,613
Series 2021-B, Class A3, 0.38%, 01/15/2026	340,210	339,557
ICG U.S. CLO Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.27%, 5.92% (B), 04/17/2034 (A)	10,500,000	10,509,461
KKR CLO 15 Ltd.
Series 15, Class A1R2, 3-Month Term SOFR + 1.10%, 5.73% (B), 01/18/2032 (A)	11,127,242	11,129,379
MVW LLC
Series 2019-2A, Class A, 2.22%, 10/20/2038 (A)	261,077	253,642
Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	1,374,089	1,329,842
	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC (continued)
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	$ 1,601,922	$ 1,533,585
Series 2021-1WA, Class B, 1.44%, 01/22/2041 (A)	2,371,025	2,241,929
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	6,259,111	6,234,162
Series 2023-2A, Class A, 6.18%, 11/20/2040 (A)	10,618,498	10,829,582
Series 2024-1A, Class A, 5.32%, 02/20/2043 (A)	13,346,857	13,400,952
Series 2024-1A, Class B, 5.51%, 02/20/2043 (A)	2,113,970	2,125,269
Series 2024-2A, Class A, 4.43%, 03/20/2042 (A)	10,200,000	10,005,997
MVW Owner Trust
Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	1,566,599	1,547,507
PennantPark CLO III Ltd.
Series 2021-3A, Class A1, 3-Month Term SOFR + 1.88%, 6.51% (B), 10/22/2032 (A)	15,000,000	15,005,760
Santander Drive Auto Receivables Trust
Series 2021-1, Class D, 1.13%, 11/16/2026	1,935,539	1,921,083
Series 2021-2, Class D, 1.35%, 07/15/2027	3,494,565	3,448,441
Series 2023-5, Class A2, 6.31%, 07/15/2027	2,624,180	2,630,916
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	1,060,073	1,038,878
Series 2020-2A, Class C, 3.51%, 07/20/2037 (A)	927,564	914,946
Series 2021-1A, Class B, 1.34%, 11/20/2037 (A)	2,141,355	2,060,635
Series 2022-3A, Class A, 5.83%, 07/20/2039 (A)	5,005,391	5,064,228
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	6,732,359	6,714,632
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	2,854,331	2,853,479
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	8,304,592	8,460,775
Series 2024-1A, Class B, 5.35%, 01/20/2043 (A)	5,317,631	5,289,125
Series 2024-3A, Class A, 4.83%, 08/20/2041 (A)	6,200,000	6,157,520
Series 2024-3A, Class C, 5.32%, 08/20/2041 (A)	7,600,000	7,550,713
Symphony CLO XVIII Ltd.
Series 2016-18A, Class A1R3, 3-Month Term SOFR + 1.10%, 5.73% (B), 07/23/2033 (A)	14,880,896	14,916,461
Toyota Auto Loan Extended Note Trust
Series 2020-1A, Class A, 1.35%, 05/25/2033 (A)	19,600,000	19,222,694
Series 2021-1A, Class A, 1.07%, 02/27/2034 (A)	11,930,000	11,382,469
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture 37 CLO Ltd.
Series 2019-37A, Class A1RR, 3-Month Term SOFR + 1.25%, 5.91% (B), 07/15/2032 (A)	$ 14,750,000	$ 14,751,917
Voya CLO Ltd.
Series 2015-3A, Class A1R3, 3-Month Term SOFR + 1.15%, 5.78% (B), 10/20/2031 (A)	7,416,339	7,425,209
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4, 3-Month Term SOFR + 1.81%, 6.43% (B), 07/20/2029 (A)	1,673,954	1,678,095
Series 2017-2A, Class A2R, 3-Month Term SOFR + 1.88%, 6.50% (B), 10/20/2029 (A)	7,486,797	7,493,243
World Omni Select Auto Trust
Series 2021-A, Class C, 1.09%, 11/15/2027	1,515,000	1,468,972
Total Asset-Backed Securities (Cost $455,970,301)		458,409,234
MORTGAGE-BACKED SECURITIES - 11.1%
20 Times Square Trust
Series 2018-20TS, Class B, 3.10% (B), 05/15/2035 (A)	3,000,000	2,587,500
Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	10,900,000	9,210,500
280 Park Avenue Mortgage Trust
Series 2017-280P, Class C, 1-Month Term SOFR + 1.55%, 6.37% (B), 09/15/2034 (A)	16,000,000	15,200,000
AOA Mortgage Trust
Series 2021-1177, Class C, 1-Month Term SOFR + 1.54%, 6.34% (B), 10/15/2038 (A)	9,300,000	8,206,134
BBCMS Mortgage Trust
Series 2018-TALL, Class C, 1-Month Term SOFR + 1.32%, 6.12% (B), 03/15/2037 (A)	6,015,000	5,172,900
Series 2018-TALL, Class E, 1-Month Term SOFR + 2.63%, 7.44% (B), 03/15/2037 (A)	7,000,000	5,320,000
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (B), 03/25/2064 (A)	4,577,321	4,606,329
Series 2024-NQM7, Class A1, 5.55% (B), 10/27/2064 (A)	1,300,000	1,299,320
BX Commercial Mortgage Trust
Series 2020-VKNG, Class C, 1-Month Term SOFR + 1.51%, 6.32% (B), 10/15/2037 (A)	4,130,000	4,104,188
Series 2021-VOLT, Class C, 1-Month Term SOFR + 1.21%, 6.02% (B), 09/15/2036 (A)	4,400,000	4,364,250
BXP Trust
Series 2017-CQHP, Class D, 1-Month Term SOFR + 2.05%, 6.85% (B), 11/15/2034 (A)	11,825,000	3,024,477
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, 1-Month Term SOFR + 2.05%, 6.85% (B), 12/15/2037 (A)	$ 9,760,000	$ 9,747,800
CIM Trust
Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	9,665,569	8,464,139
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	973,530	933,578
Series 2018-RP1, Class A1, 3.00% (B), 09/25/2064 (A)	1,649,315	1,601,000
CLNY Trust
Series 2019-IKPR, Class C, 1-Month Term SOFR + 1.79%, 6.64% (B), 11/15/2038 (A)	5,000,000	4,700,000
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (B), 04/25/2069 (A)	8,703,563	8,754,163
Series 2024-3, Class A1, 6.39% (B), 06/25/2069 (A)	15,128,869	15,264,977
Series 2024-4, Class A1, 5.95% (B), 07/25/2069 (A)	10,629,922	10,677,555
Series 2024-5, Class A1, 5.12% (B), 08/25/2069 (A)	12,770,124	12,677,672
Series 2024-6, Class A1, 5.39% (B), 11/25/2069 (A)	10,000,000	9,969,908
CORE Mortgage Trust
Series 2019-CORE, Class C, 1-Month Term SOFR + 1.35%, 6.15% (B), 12/15/2031 (A)	12,312,000	11,700,644
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (B), 01/25/2060 (A)	9,185,530	7,657,923
Series 2021-RPL3, Class A1, 2.00% (B), 01/25/2060 (A)	5,408,895	4,698,042
Series 2021-RPL6, Class A1, 2.00% (B), 10/25/2060 (A)	9,343,520	8,312,963
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	15,000,000	14,850,409
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A, 3.29%, 01/10/2037 (A)	12,000,000	11,929,747
MetLife Securitization Trust
Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	3,149,347	2,958,509
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	2,724,864	2,432,028
MHP Trust
Series 2021-STOR, Class C, 1-Month Term SOFR + 1.16%, 5.97% (B), 07/15/2038 (A)	3,000,000	2,968,125
Series 2021-STOR, Class D, 1-Month Term SOFR + 1.46%, 6.27% (B), 07/15/2038 (A)	5,000,000	4,962,572
Mill City Mortgage Loan Trust
Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	554,169	549,573
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
Series 2019-NUGS, Class C, 1-Month Term SOFR + 1.61%, 6.42% (B), 12/15/2036 (A)	$ 5,200,000	$ 1,337,061
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (B), 01/25/2054 (A)	754,486	714,003
Series 2014-3A, Class AFX3, 3.75% (B), 11/25/2054 (A)	945,200	890,562
Series 2016-4A, Class A1, 3.75% (B), 11/25/2056 (A)	1,505,359	1,404,036
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	2,616,925	2,506,399
Series 2017-4A, Class A1, 4.00% (B), 05/25/2057 (A)	1,553,972	1,481,682
Series 2017-5A, Class A1, 1-Month Term SOFR + 1.61%, 6.35% (B), 06/25/2057 (A)	1,437,612	1,458,963
Series 2018-1A, Class A1A, 4.00% (B), 12/25/2057 (A)	1,726,261	1,651,460
Series 2018-2A, Class A1, 4.50% (B), 02/25/2058 (A)	2,429,093	2,355,265
Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	1,576,335	1,513,695
Series 2019-2A, Class A1, 4.25% (B), 12/25/2057 (A)	3,119,448	3,010,967
Series 2019-3A, Class A1A, 3.75% (B), 11/25/2058 (A)	3,780,653	3,558,571
Series 2019-4A, Class A1B, 3.50% (B), 12/25/2058 (A)	4,082,241	3,782,742
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	3,851,218	3,555,906
Series 2019-RPL2, Class A1, 3.25% (B), 02/25/2059 (A)	6,489,021	6,211,671
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	7,361,184	7,380,340
Series 2024-NQM4, Class A1, 6.07% (B), 01/25/2064 (A)	5,604,003	5,632,663
Series 2024-NQM5, Class A1, 5.99% (B), 01/25/2064 (A)	9,288,751	9,326,901
Series 2024-NQM6, Class A1, 6.45% (B), 02/25/2064 (A)	6,989,785	7,055,900
Series 2024-NQM7, Class A1, 6.24% (B), 03/25/2064 (A)	13,343,406	13,442,206
Series 2024-NQM8, Class A1, 6.23% (B), 05/25/2064 (A)	6,846,116	6,898,113
SFO Commercial Mortgage Trust
Series 2021-555, Class D, 1-Month Term SOFR + 2.51%, 7.32% (B), 05/15/2038 (A)	4,900,000	4,520,910
Towd Point Mortgage Trust
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	360,758	357,603
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	2,045,993	1,977,644
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	3,155,577	3,070,313
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	1,392,937	1,365,583
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	4,346,413	4,254,691
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2018-3, Class A1, 3.75% (B), 05/25/2058 (A)	$ 2,419,023	$ 2,347,901
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	6,404,787	5,966,952
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	3,732,119	3,538,803
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	8,002,812	7,148,123
Series 2021-1, Class A1, 2.25% (B), 11/25/2061 (A)	7,024,295	6,446,036
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	10,144,516	9,629,439
VEGAS Trust
5.52%, 11/10/2039 (A)(D)	12,000,000	11,999,988
Total Mortgage-Backed Securities (Cost $397,650,466)		366,700,017
U.S. GOVERNMENT OBLIGATIONS - 7.1%
U.S. Treasury - 7.1%
U.S. Treasury Notes
4.25%, 03/15/2027	23,007,900	23,065,420
4.38%, 07/15/2027	212,127,000	213,386,504
Total U.S. Government Obligations (Cost $237,382,344)		236,451,924
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.3%
Federal Home Loan Mortgage Corp.
1-Year RFUCC Treasury + 1.77%,
7.52% (B), 08/01/2037	208,747	210,585
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.24%, 04/25/2027	10,568,000	10,252,302
Seasoned Loans Structured Transaction
3.50%, 06/25/2028	408,071	392,456
Total U.S. Government Agency Obligations (Cost $10,907,677)		10,855,343

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% (E)
Securities Lending Collateral - 0.0% (E)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (F)	240,713	240,713
Total Other Investment Company (Cost $240,713)		240,713
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp.,
2.10% (F), dated 10/31/2024, to be
repurchased at $48,709,791 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $49,681,116.
$ 48,706,950	$ 48,706,950
Total Repurchase Agreement (Cost $48,706,950)	48,706,950
Total Investments (Cost $3,358,916,343)	3,339,500,557
Net Other Assets (Liabilities) - (1.0)%	(32,910,344)
Net Assets - 100.0%	$ 3,306,590,213
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	1,170	12/31/2024	$242,766,699	$240,956,015	$—	$(1,810,684)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(425)	12/31/2024	$(45,801,703)	$(45,574,609)	$227,094	$—
Total Futures Contracts					$227,094	$(1,810,684)
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$2,218,136,376	$—	$2,218,136,376
Asset-Backed Securities	—	458,409,234	—	458,409,234
Mortgage-Backed Securities	—	366,700,017	—	366,700,017
U.S. Government Obligations	—	236,451,924	—	236,451,924
U.S. Government Agency Obligations	—	10,855,343	—	10,855,343
Other Investment Company	240,713	—	—	240,713
Repurchase Agreement	—	48,706,950	—	48,706,950
Total Investments	$240,713	$3,339,259,844	$—	$3,339,500,557
Other Financial Instruments
Futures Contracts (H)	$227,094	$—	$—	$227,094
Total Other Financial Instruments	$227,094	$—	$—	$227,094
LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,810,684)	$—	$—	$(1,810,684)
Total Other Financial Instruments	$(1,810,684)	$—	$—	$(1,810,684)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $1,188,869,706, representing 36.0% of the Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
All or a portion of the security is on loan. The total value of the securities on loan is $11,351,197, collateralized by cash collateral of $240,713 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,353,865. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rate disclosed reflects the yield at October 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $3,310,209,393) (including securities loaned of $11,351,197)	$3,290,793,607
Repurchase agreement, at value (cost $48,706,950)	48,706,950
Cash	4,114
Cash collateral pledged at broker for:
Futures contracts	1,295,917
Receivables and other assets:
Net income from securities lending	2,135
Shares of beneficial interest sold	9,186,330
Interest	32,379,633
Total assets	3,382,368,686
Liabilities:
Cash collateral received upon return of:
Securities on loan	240,713
Payables and other liabilities:
Investments purchased	18,520
When-issued, delayed-delivery, forward and TBA commitments purchased	44,586,713
Dividends and/or distributions	1,169,136
Shares of beneficial interest redeemed	27,937,497
Investment management fees	1,033,153
Distribution and service fees	179,940
Transfer agent fees	235,651
Trustee and CCO fees	871
Audit and tax fees	51,452
Custody fees	145,400
Legal fees	38,662
Printing and shareholder reports fees	70,661
Registration fees	1,120
Other accrued expenses	46,481
Variation margin payable on futures contracts	22,503
Total liabilities	75,778,473
Net assets	$3,306,590,213
Net assets consist of:
Paid-in capital	$3,471,571,604
Total distributable earnings (accumulated losses)	(164,981,391)
Net assets	$3,306,590,213
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$492,344,598
Class C	76,112,588
Class I	2,237,459,350
Class I2	133,048,823
Class I3	94,921,763
Class R	8,961,523
Class R4	34,088,368
Class R6	229,653,200
Shares outstanding (unlimited shares, no par value):
Class A	49,335,431
Class C	7,641,244
Class I	228,092,565
Class I2	13,574,912
Class I3	9,687,415
Class R	898,070
Class R4	3,415,960
Class R6	23,413,765
Net asset value per share: (A)
Class A	$9.98
Class C	9.96
Class I	9.81
Class I2	9.80
Class I3	9.80
Class R	9.98
Class R4	9.98
Class R6	9.81
Maximum offering price per share: (B)
Class A	$10.24

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$146,981,124
Net income from securities lending	121,488
Total investment income	147,102,612
Expenses:
Investment management fees	11,591,341
Distribution and service fees:
Class A	1,267,126
Class C	777,741
Class R	47,180
Class R4	81,673
Transfer agent fees:
Class A	331,883
Class C	64,231
Class I	2,173,418
Class I2	9,053
Class I3	6,836
Class R	174
Class R4	2,450
Class R6	16,349
Trustee and CCO fees	127,973
Audit and tax fees	74,409
Custody fees	216,130
Legal fees	240,163
Printing and shareholder reports fees	208,489
Registration fees	205,875
Other	134,994
Total expenses before waiver and/or reimbursement and recapture	17,577,488
Expenses waived and/or reimbursed:
Class R4	(5,121)
Recapture of previously waived and/or reimbursed fees:
Class R4	311
Net expenses	17,572,678
Net investment income (loss)	129,529,934
Net realized gain (loss) on:
Investments	(11,831,791)
Futures contracts	484,481
Net realized gain (loss)	(11,347,310)
Net change in unrealized appreciation (depreciation) on:
Investments	101,076,184
Futures contracts	(669,586)
Net change in unrealized appreciation (depreciation)	100,406,598
Net realized and change in unrealized gain (loss)	89,059,288
Net increase (decrease) in net assets resulting from operations	$218,589,222
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$129,529,934	$115,853,032
Net realized gain (loss)	(11,347,310)	(47,263,239)
Net change in unrealized appreciation (depreciation)	100,406,598	72,538,254
Net increase (decrease) in net assets resulting from operations	218,589,222	141,128,047
Dividends and/or distributions to shareholders:
Class A	(20,125,612)	(18,493,557)
Class C	(2,487,943)	(2,228,970)
Class I	(87,299,722)	(77,427,462)
Class I2	(5,147,170)	(8,004,069)
Class I3 (A)	(3,910,215)	(2,919,309)
Class R (A)	(357,072)	(280,944)
Class R4 (A)	(1,324,515)	(813,395)
Class R6	(9,352,436)	(7,112,799)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(130,004,685)	(117,280,505)
Capital share transactions:
Proceeds from shares sold:
Class A	77,444,660	67,393,514
Class C	22,318,099	17,282,205
Class I	1,157,427,113	1,287,753,995
Class I2	114,029,819	45,745,647
Class I3 (A)	15,283,755	14,587,937
Class R (A)	229,798	1,695,282
Class R4 (A)	9,036,969	7,837,125
Class R6	27,716,434	25,718,426
	1,423,486,647	1,468,014,131
Issued from fund acquisition:
Class I3 (A)	—	88,709,161
Class R (A)	—	10,478,301
Class R4 (A)	—	25,747,024
	—	124,934,486
Dividends and/or distributions reinvested:
Class A	18,172,846	16,586,723
Class C	2,369,680	2,078,007
Class I	75,984,020	67,719,169
Class I2	5,110,093	8,020,675
Class I3 (A)	3,910,215	2,919,309
Class R (A)	357,072	280,944
Class R4 (A)	1,324,515	813,395
Class R6	9,266,436	7,040,903
	116,494,877	105,459,125
Cost of shares redeemed:
Class A	(150,802,971)	(201,742,752)
Class C	(22,678,500)	(29,735,914)
Class I	(1,112,357,792)	(1,517,261,790)
Class I2	(168,776,041)	(215,825,698)
Class I3 (A)	(14,289,774)	(18,378,515)
Class R (A)	(2,180,714)	(2,143,938)
Class R4 (A)	(7,388,484)	(4,090,155)
Class R6	(18,640,537)	(29,846,488)
	(1,497,114,813)	(2,019,025,250)
Automatic conversions:
Class A	9,645,814	12,990,024
Class C	(9,645,814)	(12,990,024)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	42,866,711	(320,617,508)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	14,889 (B)	—
Class C	322 (B)	—
	15,211	—
Net increase (decrease) in net assets	131,466,459	(296,769,966)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Net assets:
Beginning of year	$3,175,123,754	$3,471,893,720
End of year	$3,306,590,213	$3,175,123,754
Capital share transactions - shares:
Shares issued:
Class A	7,790,213	6,906,934
Class C	2,249,366	1,777,616
Class I	118,597,222	134,259,747
Class I2	11,666,508	4,779,723
Class I3 (A)	1,562,897	1,524,673
Class R (A)	23,114	174,484
Class R4 (A)	911,838	804,861
Class R6	2,851,021	2,683,159
	145,652,179	152,911,197
Shares issued on fund acquisition:
Class I3 (A)	—	9,282,599
Class R (A)	—	1,076,564
Class R4 (A)	—	2,645,306
	—	13,004,469
Shares reinvested:
Class A	1,830,424	1,700,965
Class C	239,091	213,528
Class I	7,782,260	7,065,041
Class I2	523,837	837,705
Class I3 (A)	401,004	304,842
Class R (A)	35,974	28,801
Class R4 (A)	133,355	83,396
Class R6	949,183	734,636
	11,895,128	10,968,914
Shares redeemed:
Class A	(15,201,587)	(20,688,881)
Class C	(2,291,615)	(3,055,982)
Class I	(114,152,095)	(158,331,240)
Class I2	(17,341,278)	(22,558,867)
Class I3 (A)	(1,468,383)	(1,920,217)
Class R (A)	(220,812)	(220,055)
Class R4 (A)	(743,037)	(419,759)
Class R6	(1,932,072)	(3,121,795)
	(153,350,879)	(210,316,796)
Automatic conversions:
Class A	972,483	1,332,214
Class C	(974,275)	(1,334,697)
	(1,792)	(2,483)
Net increase (decrease) in shares outstanding:
Class A	(4,608,467)	(10,748,768)
Class C	(777,433)	(2,399,535)
Class I	12,227,387	(17,006,452)
Class I2	(5,150,933)	(16,941,439)
Class I3 (A)	495,518	9,191,897
Class R (A)	(161,724)	1,059,794
Class R4 (A)	302,156	3,113,804
Class R6	1,868,132	296,000
	4,194,636	(33,434,699)

(A)	Class I3, R and R4 commenced operations on December 9, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.70	$9.63	$10.33	$10.32	$10.29
Investment operations:
Net investment income (loss) (A)	0.39	0.31	0.14	0.13	0.21
Net realized and unrealized gain (loss)	0.28	0.07	(0.69)	0.02	0.04 (B)
Total investment operations	0.67	0.38	(0.55)	0.15	0.25
Contributions from affiliate	0.00 (C)(D)	—	0.00 (C)(E)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.31)	(0.15)	(0.14)	(0.22)
Net asset value, end of year	$9.98	$9.70	$9.63	$10.33	$10.32
Total return (F)	7.05%(D)	4.00%	(5.35)%(E)	1.46%	2.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$492,344	$523,289	$623,306	$817,203	$731,602
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%	0.71%	0.70%	0.72%
Including waiver and/or reimbursement and recapture	0.72%	0.72%(G)	0.71%(G)	0.70%	0.72%
Net investment income (loss) to average net assets	3.95%	3.14%	1.40%	1.27%	2.04%
Portfolio turnover rate	73%	63%	56%	44%	44%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)	Rounds to less than $0.01 or $(0.01).
(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.68	$9.62	$10.31	$10.30	$10.27
Investment operations:
Net investment income (loss) (A)	0.32	0.23	0.06	0.05	0.13
Net realized and unrealized gain (loss)	0.28	0.07	(0.68)	0.02	0.03 (B)
Total investment operations	0.60	0.30	(0.62)	0.07	0.16
Contributions from affiliate	0.00 (C)(D)	—	0.00 (C)(E)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.24)	(0.07)	(0.06)	(0.13)
Net asset value, end of year	$9.96	$9.68	$9.62	$10.31	$10.30
Total return (F)	6.24%(D)	3.09%	(6.01)%(E)	0.67%	1.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$76,113	$81,514	$104,042	$157,464	$225,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.50%	1.49%	1.48%	1.50%
Including waiver and/or reimbursement and recapture	1.49%	1.50%(G)	1.49%(G)	1.48%	1.50%
Net investment income (loss) to average net assets	3.18%	2.36%	0.61%	0.51%	1.28%
Portfolio turnover rate	73%	63%	56%	44%	44%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)	Rounds to less than $0.01 or $(0.01).
(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(F)	Total return has been calculated without deduction of the contingent deferred sales charge.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.54	$9.47	$10.15	$10.15	$10.11
Investment operations:
Net investment income (loss) (A)	0.41	0.32	0.16	0.15	0.22
Net realized and unrealized gain (loss)	0.27	0.08	(0.68)	0.01	0.05 (B)
Total investment operations	0.68	0.40	(0.52)	0.16	0.27
Contributions from affiliate	—	—	0.01 (C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.33)	(0.17)	(0.16)	(0.23)
Net asset value, end of year	$9.81	$9.54	$9.47	$10.15	$10.15
Total return	7.22%	4.23%	(4.96)%(C)	1.57%	2.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,237,459	$2,058,496	$2,205,845	$2,398,836	$1,979,174
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%	0.51%	0.51%	0.50%	0.52%
Including waiver and/or reimbursement and recapture	0.51%	0.51%	0.51%	0.50%	0.52%
Net investment income (loss) to average net assets	4.17%	3.36%	1.63%	1.46%	2.24%
Portfolio turnover rate	73%	63%	56%	44%	44%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.52	$9.46	$10.14	$10.13	$10.11
Investment operations:
Net investment income (loss) (A)	0.41	0.33	0.18	0.16	0.24
Net realized and unrealized gain (loss)	0.29	0.07	(0.68)	0.02	0.02 (B)
Total investment operations	0.70	0.40	(0.50)	0.18	0.26
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.34)	(0.18)	(0.17)	(0.24)
Net asset value, end of year	$9.80	$9.52	$9.46	$10.14	$10.13
Total return	7.42%	4.22%	(5.00)%	1.77%	2.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$133,049	$178,348	$337,449	$138,031	$155,005
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.41%	0.41%	0.41%	0.42%
Including waiver and/or reimbursement and recapture	0.42%	0.41%	0.41%	0.41%	0.42%
Net investment income (loss) to average net assets	4.25%	3.42%	1.90%	1.56%	2.37%
Portfolio turnover rate	73%	63%	56%	44%	44%

(A)	Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.52	$9.56
Investment operations:
Net investment income (loss) (B)	0.42	0.30
Net realized and unrealized gain (loss)	0.28	(0.03)(C)
Total investment operations	0.70	0.27
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.31)
Net asset value, end of year	$9.80	$9.52
Total return	7.44%	2.91%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$94,922	$87,545
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.42%(E)
Including waiver and/or reimbursement and recapture	0.42%	0.42%(E)
Net investment income (loss) to average net assets	4.28%	3.53%(E)
Portfolio turnover rate	73%	63%

(A)	Commenced operations on December 9, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.70	$9.73
Investment operations:
Net investment income (loss) (B)	0.37	0.26
Net realized and unrealized gain (loss)	0.29	(0.02)(C)
Total investment operations	0.66	0.24
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.27)
Net asset value, end of year	$9.98	$9.70
Total return	6.85%	2.46%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$8,962	$10,280
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.91%(E)
Including waiver and/or reimbursement and recapture	0.91%	0.91%(E)
Net investment income (loss) to average net assets	3.77%	3.03%(E)
Portfolio turnover rate	73%	63%

(A)	Commenced operations on December 9, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.70	$9.73
Investment operations:
Net investment income (loss) (B)	0.40	0.29
Net realized and unrealized gain (loss)	0.28	(0.03) (C)
Total investment operations	0.68	0.26
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.29)
Net asset value, end of year	$9.98	$9.70
Total return	7.13%	2.70% (D)
Ratio and supplemental data:
Net assets end of year (000’s)	$34,088	$30,204
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.67% (E)
Including waiver and/or reimbursement and recapture	0.65%	0.65% (E)
Net investment income (loss) to average net assets	4.04%	3.30% (E)
Portfolio turnover rate	73%	63%

(A)	Commenced operations on December 9, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.54	$9.47	$10.15	$10.14	$10.11
Investment operations:
Net investment income (loss) (A)	0.42	0.33	0.17	0.16	0.23
Net realized and unrealized gain (loss)	0.27	0.08	(0.67)	0.02	0.04 (B)
Total investment operations	0.69	0.41	(0.50)	0.18	0.27
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.34)	(0.18)	(0.17)	(0.24)
Net asset value, end of year	$9.81	$9.54	$9.47	$10.15	$10.14
Total return	7.32%	4.33%	(4.99)%	1.77%	2.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$229,653	$205,448	$201,252	$217,665	$36,002
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.42%	0.41%	0.40%	0.42%
Including waiver and/or reimbursement and recapture	0.42%	0.42%	0.41%	0.40%	0.42%
Net investment income (loss) to average net assets	4.28%	3.47%	1.73%	1.54%	2.32%
Portfolio turnover rate	73%	63%	56%	44%	44%

(A)	Calculated based on average number of shares outstanding.
(B)
The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Short-Term Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$240,713	$—	$—	$—	$240,713
Total Borrowings	$240,713	$—	$—	$—	$240,713
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Fund is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Open futures contracts at October 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$227,094	$—	$—	$—	$—	$227,094
Total	$227,094	$—	$—	$—	$—	$227,094

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(1,810,684)	$—	$—	$—	$—	$(1,810,684)
Total	$(1,810,684)	$—	$—	$—	$—	$(1,810,684)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$484,481	$—	$—	$—	$—	$484,481
Total	$484,481	$—	$—	$—	$—	$484,481

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(669,586)	$—	$—	$—	$—	$(669,586)
Total	$(669,586)	$—	$—	$—	$—	$(669,586)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Futures contracts:
Average notional value of contracts — long	$274,738,036
Average notional value of contracts — short	(6,172,499)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Privately placed and other restricted securities risk: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by the Fund could adversely affect the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting the Fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$250,308,879	7.57%
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.42%
Over $250 million up to $500 million	0.39
Over $500 million up to $1 billion	0.37
Over $1 billion	0.36
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	0.76%	March 1, 2025
Class C	1.54	March 1, 2025
Class I	0.56	March 1, 2025
Class I2, Class R6	0.46	March 1, 2025
Class I3	0.47	March 1, 2025
Class R	1.00	March 1, 2025
Class R4	0.65	March 1, 2025
Prior to March 1, 2024
Class A	0.76
Class C	1.54
Class I	0.56
Class I2, Class R6	0.46
Class I3	0.51
Class R	1.00
Class R4	0.65
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R4 (A)	$—	$3,438	$5,121	$8,559

(A)	Commenced operations on December 9, 2022.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$90,837	$6,063
Class C	—	8,621
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$2,560,125	$228,197
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$1,421,128,562	$907,798,022	$1,516,903,660	$755,933,200
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferral, premium amortization adjustments, dividends payable and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,360,088,633	$23,672,698	$(44,260,774)	$(20,588,076)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$44,642,898	$99,590,334
Please note that the utilization of the capital loss carryforwards is subject to limitations due to prior year merger(s). During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$130,004,685	$—	$—	$—	$117,280,505	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,088,218	$—	$—	$(144,233,232)	$—	$(1,248,301)	$(20,588,076)
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
12. REORGANIZATION
Effective as of the close of business on December 9, 2022, High Quality Bond was reorganized into Short-Term Bond, and High Quality Bond was subsequently liquidated. Short-Term Bond acquired all of the net assets of High Quality Bond pursuant to a Plan of Reorganization. Short-Term Bond is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Short-Term Bond for shares of High Quality Bond following the close of business on December 9, 2022. The cost basis of the investments received from High Quality Bond was carried forward to align ongoing reporting of Short-Term Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Shares issued to High Quality Bond shareholders, along with the exchange ratio of the reorganization for Short-Term Bond, were as follows:
High Quality Bond Class	High Quality Bond Shares	Short-Term Bond Class	Short-Term Bond Shares	Dollar Amount	Exchange Ratio(A)
Class I3	9,551,065	Class I3	9,282,599	$88,709,161	0.97
Class R	1,124,492	Class R	1,076,564	10,478,301	0.96
Class R4	2,771,953	Class R4	2,645,306	25,747,024	0.95

(A)	Calculated by dividing the Short-Term Bond shares issuable by the High Quality Bond shares outstanding on December 9, 2022.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
12. REORGANIZATION (continued)
The net assets of High Quality Bond, including unrealized appreciation (depreciation), were combined with those of Short-Term Bond. These amounts were as follows:
High Quality Bond Unrealized Appreciation (Depreciation)	High Quality Bond Net Assets	Short-Term Bond Net Assets Prior to Reorganization	Net Assets After Reorganization
$(7,405,918)	$124,934,486	$3,402,426,788	$3,527,361,274
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Short-Term Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Short-Term Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Short-Term Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Short-Term Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA STB 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Small Cap Growth
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 97.5%
Banks - 6.2%
Cadence Bank	53,565	$ 1,790,678
Home BancShares, Inc.	109,951	3,000,563
Triumph Financial, Inc. (A)	26,625	2,352,851
		7,144,092
Building Products - 5.7%
AAON, Inc.	32,480	3,709,865
AZEK Co., Inc. (A)	27,195	1,196,580
Simpson Manufacturing Co., Inc.	9,235	1,660,361
		6,566,806
Chemicals - 1.6%
Quaker Chemical Corp.	12,475	1,890,961
Commercial Services & Supplies - 6.6%
Aris Water Solutions, Inc., Class A	124,255	2,050,208
Casella Waste Systems, Inc., Class A (A)	35,150	3,440,482
MSA Safety, Inc.	13,185	2,188,051
		7,678,741
Construction & Engineering - 2.3%
WillScot Holdings Corp. (A)	79,490	2,634,299
Consumer Staples Distribution & Retail - 2.4%
Sprouts Farmers Market, Inc. (A)	21,695	2,786,289
Diversified Consumer Services - 2.7%
OneSpaWorld Holdings Ltd.	175,825	3,078,696
Energy Equipment & Services - 1.8%
Oceaneering International, Inc. (A)	82,987	2,024,883
Financial Services - 2.5%
I3 Verticals, Inc., Class A (A)	61,840	1,421,702
Repay Holdings Corp. (A)	189,857	1,510,312
		2,932,014
Food Products - 1.7%
J & J Snack Foods Corp.	12,288	2,016,707
Ground Transportation - 1.7%
Saia, Inc. (A)	4,110	2,008,187
Health Care Equipment & Supplies - 5.3%
CONMED Corp.	18,435	1,258,004
LeMaitre Vascular, Inc.	44,384	3,923,102
Merit Medical Systems, Inc. (A)	9,355	922,964
		6,104,070
Health Care Providers & Services - 6.1%
Chemed Corp.	4,901	2,647,716
HealthEquity, Inc. (A)	28,153	2,400,044
Option Care Health, Inc. (A)	89,001	2,050,583
		7,098,343
Health Care Technology - 1.4%
Simulations Plus, Inc.	60,744	1,653,452
Hotels, Restaurants & Leisure - 4.7%
Texas Roadhouse, Inc.	28,100	5,370,472
	Shares	Value
COMMON STOCKS (continued)
Household Durables - 3.1%
Champion Homes, Inc. (A)	28,977	$ 2,556,641
TopBuild Corp. (A)	3,040	1,074,275
		3,630,916
Life Sciences Tools & Services - 5.7%
Medpace Holdings, Inc. (A)	6,670	2,095,847
Mesa Laboratories, Inc.	15,279	1,742,417
Repligen Corp. (A)	20,810	2,794,159
		6,632,423
Machinery - 2.3%
Federal Signal Corp.	32,950	2,687,731
Oil, Gas & Consumable Fuels - 7.3%
Excelerate Energy, Inc., Class A	128,970	3,079,804
Magnolia Oil & Gas Corp., Class A	94,880	2,398,566
Permian Resources Corp.	220,515	3,005,619
		8,483,989
Personal Care Products - 1.0%
elf Beauty, Inc. (A)	10,725	1,128,806
Pharmaceuticals - 1.8%
ANI Pharmaceuticals, Inc. (A)	35,356	2,023,954
Professional Services - 2.8%
Paylocity Holding Corp. (A)	14,250	2,630,123
UL Solutions, Inc., Class A	11,290	586,628
		3,216,751
Semiconductors & Semiconductor Equipment - 1.4%
PDF Solutions, Inc. (A)	56,173	1,590,819
Software - 15.5%
Appfolio, Inc., Class A (A)	11,195	2,327,105
DoubleVerify Holdings, Inc. (A)	58,811	1,002,728
Guidewire Software, Inc. (A)	24,100	4,488,866
nCino, Inc. (A)	24,014	895,722
Pegasystems, Inc.	69,030	5,483,743
Workiva, Inc. (A)	46,112	3,677,893
		17,876,057
Specialty Retail - 2.1%
America's Car-Mart, Inc. (A)	13,960	544,998
Boot Barn Holdings, Inc. (A)	14,645	1,824,035
		2,369,033
Textiles, Apparel & Luxury Goods - 1.8%
Steven Madden Ltd.	44,865	2,017,579
Total Common Stocks (Cost $85,740,497)		112,646,070
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp.,
2.10% (B), dated 10/31/2024, to be
repurchased at $3,159,263 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 4.50%, due 07/15/2026, and
with a value of $3,222,289.
$ 3,159,078	$ 3,159,078
Total Repurchase Agreement (Cost $3,159,078)	3,159,078
Total Investments (Cost $88,899,575)	115,805,148
Net Other Assets (Liabilities) - (0.2)%	(264,786)
Net Assets - 100.0%	$ 115,540,362
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$112,646,070	$—	$—	$112,646,070
Repurchase Agreement	—	3,159,078	—	3,159,078
Total Investments	$112,646,070	$3,159,078	$—	$115,805,148
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $85,740,497)	$112,646,070
Repurchase agreement, at value (cost $3,159,078)	3,159,078
Receivables and other assets:
Shares of beneficial interest sold	12,384
Interest	184
Total assets	115,817,716
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	130,184
Investment management fees	80,270
Distribution and service fees	9,274
Transfer agent fees	5,328
Trustee and CCO fees	34
Audit and tax fees	23,726
Custody fees	14,163
Legal fees	1,930
Printing and shareholder reports fees	4,347
Registration fees	1,105
Other accrued expenses	6,993
Total liabilities	277,354
Net assets	$115,540,362
Net assets consist of:
Paid-in capital	$78,527,506
Total distributable earnings (accumulated losses)	37,012,856
Net assets	$115,540,362
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$13,999,801
Class C	1,406,545
Class I	19,558,978
Class I2	44,130,616
Class I3	19,127,373
Class R	11,223,559
Class R4	161,395
Class R6	5,932,095
Shares outstanding (unlimited shares, no par value):
Class A	2,334,979
Class C	290,923
Class I	3,016,691
Class I2	6,596,870
Class I3	2,862,140
Class R	1,764,417
Class R4	24,474
Class R6	887,132
Net asset value per share: (A)
Class A	$6.00
Class C	4.83
Class I	6.48
Class I2	6.69
Class I3	6.68
Class R	6.36
Class R4	6.59
Class R6	6.69
Maximum offering price per share: (B)
Class A	$6.35

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$924,500
Interest income	115,970
Net income from securities lending	751
Total investment income	1,041,221
Expenses:
Investment management fees	1,275,709
Distribution and service fees:
Class A	37,615
Class C	15,668
Class R	60,247
Class R4	495
Transfer agent fees:
Class A	31,903
Class C	3,586
Class I	20,738
Class I2	5,394
Class I3	1,498
Class R	206
Class R4	15
Class R6	448
Trustee and CCO fees	5,882
Audit and tax fees	24,195
Custody fees	21,597
Legal fees	12,051
Printing and shareholder reports fees	11,805
Registration fees	104,911
Other	26,492
Total expenses before waiver and/or reimbursement and recapture	1,660,455
Expenses waived and/or reimbursed:
Class A	(11,255)
Class C	(1,745)
Class I	(3,987)
Class I2	(14,130)
Class I3	(4,115)
Class R	(1,380)
Class R4	(240)
Class R6	(1,265)
Recapture of previously waived and/or reimbursed fees:
Class A	304
Class C	28
Class I	1,018
Class I2	1,010
Class I3	471
Class R	85
Class R4	6
Class R6	175
Net expenses	1,625,435
Net investment income (loss)	(584,214)
Net realized gain (loss) on:
Investments	13,936,680
Net change in unrealized appreciation (depreciation) on:
Investments	13,788,974
Net realized and change in unrealized gain (loss)	27,725,654
Net increase (decrease) in net assets resulting from operations	$27,141,440
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$(584,214)	$(825,179)
Net realized gain (loss)	13,936,680	8,670,518
Net change in unrealized appreciation (depreciation)	13,788,974	(9,343,911)
Net increase (decrease) in net assets resulting from operations	27,141,440	(1,498,572)
Dividends and/or distributions to shareholders:
Class A	(712,266)	(575,278)
Class C	(102,287)	(98,872)
Class I	(1,156,463)	(824,355)
Class I2	(3,749,302)	(2,704,642)
Class I3	(882,279)	(858,155)
Class R	(567,870)	(546,657)
Class R4	(8,123)	(5,095)
Class R6	(272,085)	(211,342)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,450,675)	(5,824,396)
Capital share transactions:
Proceeds from shares sold:
Class A	5,220,913	2,040,434
Class C	219,355	98,206
Class I	15,420,084	5,979,690
Class I2	5,426,000	24,028,622
Class I3	510,665	437,610
Class R	746,474	631,013
Class R4	41,307	35,053
Class R6	355,085	258,646
	27,939,883	33,509,274
Dividends and/or distributions reinvested:
Class A	710,820	573,797
Class C	102,287	98,872
Class I	1,156,165	824,112
Class I2	2,129,811	1,220,897
Class I3	882,279	858,155
Class R	567,870	546,657
Class R4	8,123	5,095
Class R6	272,085	211,342
	5,829,440	4,338,927
Cost of shares redeemed:
Class A	(6,670,582)	(3,463,432)
Class C	(370,890)	(429,370)
Class I	(19,326,701)	(7,201,751)
Class I2	(48,361,665)	(18,318,276)
Class I3	(2,668,716)	(4,862,030)
Class R	(2,406,945)	(3,432,273)
Class R4	(67,450)	(61,707)
Class R6	(843,580)	(264,286)
	(80,716,529)	(38,033,125)
Automatic conversions:
Class A	281,828	125,198
Class C	(281,828)	(125,198)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(46,947,206)	(184,924)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	24 (A)	—
Class C	20 (A)	—
	44	—
Net increase (decrease) in net assets	(27,256,397)	(7,507,892)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Net assets:
Beginning of year	$142,796,759	$150,304,651
End of year	$115,540,362	$142,796,759
Capital share transactions - shares:
Shares issued:
Class A	858,746	351,081
Class C	44,586	20,802
Class I	2,343,171	974,651
Class I2	810,662	3,955,181
Class I3	75,627	67,630
Class R	117,929	103,064
Class R4	6,233	5,604
Class R6	53,732	41,363
	4,310,686	5,519,376
Shares reinvested:
Class A	118,866	109,294
Class C	21,090	22,781
Class I	179,250	146,379
Class I2	320,755	210,863
Class I3	132,873	148,213
Class R	89,428	98,143
Class R4	1,238	889
Class R6	40,977	36,501
	904,477	773,063
Shares redeemed:
Class A	(1,107,197)	(606,714)
Class C	(75,419)	(90,245)
Class I	(2,945,031)	(1,186,883)
Class I2	(7,176,580)	(2,900,380)
Class I3	(400,159)	(776,613)
Class R	(374,841)	(589,595)
Class R4	(10,040)	(9,729)
Class R6	(126,597)	(40,770)
	(12,215,864)	(6,200,929)
Automatic conversions:
Class A	47,212	21,511
Class C	(58,180)	(26,130)
	(10,968)	(4,619)
Net increase (decrease) in shares outstanding:
Class A	(82,373)	(124,828)
Class C	(67,923)	(72,792)
Class I	(422,610)	(65,853)
Class I2	(6,045,163)	1,265,664
Class I3	(191,659)	(560,770)
Class R	(167,484)	(388,388)
Class R4	(2,569)	(3,236)
Class R6	(31,888)	37,094
	(7,011,669)	86,891

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.32	$5.66	$9.13	$6.55	$6.43
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.05)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	1.02	(0.05)	(2.44)	3.32	0.65
Total investment operations	0.98	(0.10)	(2.50)	3.25	0.58
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.00	$5.32	$5.66	$9.13	$6.55
Total return (E)	18.36%(C)	(1.70)%	(30.18)%(D)	51.78%	9.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,000	$12,854	$14,396	$24,973	$16,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.47%	1.47%	1.42%	1.34%	1.42%
Including waiver and/or reimbursement and recapture	1.40%	1.40%	1.40%	1.38%	1.40%
Net investment income (loss) to average net assets	(0.69)%	(0.85)%	(0.94)%	(0.91)%	(1.07)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.37	$4.73	$7.83	$5.73	$5.72
Investment operations:
Net investment income (loss) (A)	(0.07)	(0.07)	(0.10)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	0.83	(0.05)	(2.04)	2.89	0.57
Total investment operations	0.76	(0.12)	(2.14)	2.77	0.47
Contributions from affiliate	0.00 (B)(C)	—	0.01 (D)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$4.83	$4.37	$4.73	$7.83	$5.73
Total return (E)	17.27%(C)	(2.50)%	(30.50)%(D)	50.73%	8.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,406	$1,567	$2,041	$4,305	$3,771
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.24%	2.23%	2.16%	2.08%	2.15%
Including waiver and/or reimbursement and recapture	2.13%	2.13%	2.14%	2.11%	2.15%(F)
Net investment income (loss) to average net assets	(1.42)%	(1.58)%	(1.69)%	(1.64)%	(1.81)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.20%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.71	$6.05	$9.65	$6.87	$6.71
Investment operations:
Net investment income (loss) (A)	(0.03)	(0.03)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	1.10	(0.07)	(2.58)	3.50	0.67
Total investment operations	1.07	(0.10)	(2.63)	3.45	0.62
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.48	$5.71	$6.05	$9.65	$6.87
Total return	18.69%	(1.59)%	(29.87)%	52.32%	9.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,559	$19,647	$21,199	$48,376	$35,706
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.11%	1.09%	1.06%	1.09%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.08%	1.06%	1.09%
Net investment income (loss) to average net assets	(0.41)%	(0.55)%	(0.64)%	(0.59)%	(0.76)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.88	$6.21	$9.88	$7.02	$6.83
Investment operations:
Net investment income (loss) (A)	(0.02)	(0.03)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.13	(0.06)	(2.66)	3.57	0.70
Total investment operations	1.11	(0.09)	(2.70)	3.53	0.65
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.69	$5.88	$6.21	$9.88	$7.02
Total return	18.85%	(1.38)%	(29.89)%	52.35%	9.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$44,131	$74,348	$70,676	$142,112	$79,099
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%	0.99%	0.96%	1.00%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	0.99%	0.97%	1.00%(B)
Net investment income (loss) to average net assets	(0.28)%	(0.45)%	(0.54)%	(0.49)%	(0.69)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.88	$6.21	$9.87	$7.01	$6.83
Investment operations:
Net investment income (loss) (A)	(0.02)	(0.03)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	1.12	(0.06)	(2.65)	3.58	0.68
Total investment operations	1.10	(0.09)	(2.69)	3.53	0.64
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.68	$5.88	$6.21	$9.87	$7.01
Total return	18.67%	(1.38)%	(29.81)%	52.42%	9.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,127	$17,942	$22,433	$34,682	$28,089
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%	1.00%	0.96%	1.00%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	0.99%	1.00%(B)
Net investment income (loss) to average net assets	(0.29)%	(0.45)%	(0.53)%	(0.51)%	(0.67)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.63	$5.99	$9.60	$6.87	$6.72
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.06)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.08	(0.06)	(2.57)	3.48	0.69
Total investment operations	1.03	(0.12)	(2.64)	3.40	0.61
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.36	$5.63	$5.99	$9.60	$6.87
Total return	18.23%	(1.96)%	(30.16)%	51.54%	9.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,224	$10,880	$13,897	$21,336	$14,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.51%	1.51%	1.49%	1.46%	1.49%
Including waiver and/or reimbursement and recapture	1.50%	1.50%	1.49%	1.46%	1.49%
Net investment income (loss) to average net assets	(0.79)%	(0.95)%	(1.03)%	(0.98)%	(1.15)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.81	$6.15	$9.80	$6.98	$6.80
Investment operations:
Net investment income (loss) (A)	(0.03)	(0.04)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.11	(0.06)	(2.63)	3.55	0.69
Total investment operations	1.08	(0.10)	(2.68)	3.49	0.64
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.59	$5.81	$6.15	$9.80	$6.98
Total return	18.54%	(1.57)%	(29.93)%	52.06%	9.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$161	$157	$186	$249	$93
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.27%	1.25%	1.21%	1.25%
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets	(0.44)%	(0.60)%	(0.69)%	(0.65)%	(0.77)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.88	$6.21	$9.87	$7.01	$6.83
Investment operations:
Net investment income (loss) (A)	(0.02)	(0.03)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.13	(0.06)	(2.65)	3.57	0.68
Total investment operations	1.11	(0.09)	(2.69)	3.53	0.64
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.30)	(0.24)	(0.97)	(0.67)	(0.46)
Net asset value, end of year	$6.69	$5.88	$6.21	$9.87	$7.01
Total return	18.85%	(1.38)%	(29.82)%	52.42%	9.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,932	$5,402	$5,477	$121	$80
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.02%	1.00%	0.96%	1.00%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	0.96%	1.00%
Net investment income (loss) to average net assets	(0.29)%	(0.45)%	(0.54)%	(0.48)%	(0.66)%
Portfolio turnover rate	47%	37%	38%	40%	69%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Small Cap Growth (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $1,962.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$60,184,975	52.09%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $300 million	0.87%
Over $300 million	0.83
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.40%	March 1, 2025
Class C	2.13	March 1, 2025
Class I	1.10	March 1, 2025
Class I2, Class I3, Class R6	1.00	March 1, 2025
Class R	1.54	March 1, 2025
Class R4	1.15	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$1,886	$10,189	$11,255	$23,330
Class C	592	1,979	1,745	4,316
Class I	—	4,775	3,987	8,762
Class I2	—	10,771	14,130	24,901
Class I3	—	3,211	4,115	7,326
Class R4	194	183	240	617
Class R6	—	784	1,265	2,049
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$21,313	$—
Class C	—	282
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$62,981	$5,191
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$66,877,862	$—	$106,657,903	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and late year loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes, net operating losses and basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$146,537	$(146,537)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$90,258,010	$32,960,368	$(7,413,230)	$25,547,138
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$7,450,675	$—	$—	$—	$5,824,396	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$12,054,099	$—	$(544,705)	$(43,676)	$25,547,138
9. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. NEW ACCOUNTING PRONOUNCEMENT (continued)
which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Small Cap Growth
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Small Cap Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made a long-term capital gain designation of $7,450,675 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Small Cap Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Ranger Investment Management, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 10-year periods and in line with the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA SCG 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Small Cap Value
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 2.1%
Curtiss-Wright Corp.	2,400	$ 827,904
Elbit Systems Ltd.	2,250	513,225
V2X, Inc. (A)	16,750	1,031,800
		2,372,929
Air Freight & Logistics - 0.0% (B)
Air Transport Services Group, Inc. (A)	2,500	43,100
Automobile Components - 0.9%
Gentex Corp.	10,000	303,100
Stoneridge, Inc. (A)	3,000	20,970
Visteon Corp. (A)	7,650	690,413
		1,014,483
Banks - 17.3%
Atlantic Union Bankshares Corp.	14,500	548,100
Banc of California, Inc.	48,000	737,280
Berkshire Hills Bancorp, Inc.	32,000	871,360
Columbia Banking System, Inc.	57,400	1,636,474
Community West Bancshares	6,500	121,810
Dime Community Bancshares, Inc.	33,300	1,001,331
Eastern Bankshares, Inc.	55,600	907,948
First Citizens BancShares, Inc., Class A	785	1,520,820
First Community Bankshares, Inc.	11,650	483,009
First Interstate BancSystem, Inc., Class A	7,000	215,600
First Merchants Corp.	24,900	922,545
National Bank Holdings Corp., Class A	2,500	112,400
OceanFirst Financial Corp.	27,500	500,500
Old National Bancorp	28,500	548,910
Princeton Bancorp, Inc.	4,300	151,016
Provident Financial Services, Inc.	52,000	971,360
Renasant Corp.	5,500	187,605
Sandy Spring Bancorp, Inc.	33,800	1,137,032
Simmons First National Corp., Class A	6,500	150,800
TrustCo Bank Corp.	35,250	1,162,545
UMB Financial Corp.	13,350	1,464,895
United Bankshares, Inc.	12,300	463,464
United Community Banks, Inc.	34,500	981,870
WaFd, Inc.	36,800	1,250,464
Webster Financial Corp.	24,400	1,263,920
WesBanco, Inc.	7,500	235,875
Western Alliance Bancorp	1,200	99,852
		19,648,785
Biotechnology - 0.9%
Exelixis, Inc. (A)	30,300	1,005,960
Building Products - 3.1%
American Woodmark Corp. (A)	8,800	798,248
Gibraltar Industries, Inc. (A)	1,500	101,235
Hayward Holdings, Inc. (A)	41,450	673,977
Owens Corning	5,825	1,029,802
Quanex Building Products Corp.	31,400	912,484
		3,515,746
	Shares	Value
COMMON STOCKS (continued)
Capital Markets - 1.9%
Piper Sandler Cos.	3,750	$ 1,063,650
Stifel Financial Corp.	10,100	1,046,562
		2,110,212
Chemicals - 0.7%
Huntsman Corp.	17,700	389,400
LSB Industries, Inc. (A)	54,650	448,130
		837,530
Commercial Services & Supplies - 0.9%
BrightView Holdings, Inc. (A)	24,000	393,120
HNI Corp.	11,750	579,040
Tetra Tech, Inc.	500	24,440
		996,600
Communications Equipment - 0.4%
Harmonic, Inc. (A)	33,000	365,970
KVH Industries, Inc. (A)	2,500	11,575
Silicom Ltd. (A)	2,150	28,488
		406,033
Construction & Engineering - 3.7%
Comfort Systems USA, Inc.	2,950	1,153,568
EMCOR Group, Inc.	4,550	2,029,618
Granite Construction, Inc.	12,100	1,017,005
		4,200,191
Consumer Finance - 0.1%
PRA Group, Inc. (A)	6,000	120,960
Consumer Staples Distribution & Retail - 0.6%
Ingles Markets, Inc., Class A	6,000	383,160
Village Super Market, Inc., Class A	9,600	273,984
		657,144
Containers & Packaging - 0.5%
Greif, Inc., Class A	8,450	527,618
Diversified Consumer Services - 0.9%
American Public Education, Inc. (A)	2,000	30,340
Stride, Inc. (A)	10,150	946,792
		977,132
Diversified REITs - 0.3%
Broadstone Net Lease, Inc.	22,850	401,932
Electric Utilities - 0.7%
Portland General Electric Co.	16,750	793,950
Electrical Equipment - 1.4%
Acuity Brands, Inc.	600	180,414
LSI Industries, Inc.	43,000	703,480
Regal Rexnord Corp.	4,500	749,430
		1,633,324
Electronic Equipment, Instruments & Components - 2.7%
Coherent Corp. (A)	5,250	485,310
IPG Photonics Corp. (A)	3,850	311,696
Itron, Inc. (A)	4,300	480,568
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
OSI Systems, Inc. (A)	8,350	$ 1,103,953
Vishay Intertechnology, Inc.	41,000	695,360
		3,076,887
Energy Equipment & Services - 2.2%
Helix Energy Solutions Group, Inc. (A)	82,700	764,975
Helmerich & Payne, Inc.	16,000	537,600
Liberty Energy, Inc.	12,500	213,375
Noble Corp. PLC	15,900	508,482
Seadrill Ltd. (A)	10,300	405,305
Select Water Solutions, Inc.	10,500	111,300
		2,541,037
Entertainment - 2.0%
IMAX Corp. (A)	12,500	303,750
Madison Square Garden Entertainment Corp. (A)	22,600	942,646
Madison Square Garden Sports Corp. (A)	3,900	868,530
Sphere Entertainment Co. (A)	3,900	163,059
		2,277,985
Food Products - 0.6%
Nomad Foods Ltd.	40,500	710,775
Gas Utilities - 0.0% (B)
Chesapeake Utilities Corp.	200	23,958
Ground Transportation - 0.5%
U-Haul Holding Co.	8,000	546,080
Health Care Equipment & Supplies - 1.6%
AngioDynamics, Inc. (A)	60,000	401,400
Inmode Ltd. (A)	28,400	485,072
Integra LifeSciences Holdings Corp. (A)	20,200	378,952
Lantheus Holdings, Inc. (A)	3,300	362,472
OraSure Technologies, Inc. (A)	32,650	132,722
QuidelOrtho Corp. (A)	1,750	66,588
		1,827,206
Health Care Providers & Services - 3.1%
AdaptHealth Corp. (A)	54,000	555,660
AMN Healthcare Services, Inc. (A)	12,800	485,632
Ardent Health Partners, Inc. (A)	8,000	139,200
Cross Country Healthcare, Inc. (A)	33,650	383,946
Encompass Health Corp.	10,600	1,054,276
Enhabit, Inc. (A)	51,000	351,390
National HealthCare Corp.	3,200	371,296
Pennant Group, Inc. (A)	5,000	159,850
		3,501,250
Health Care REITs - 2.3%
American Healthcare REIT, Inc.	12,000	319,200
Community Healthcare Trust, Inc.	35,727	670,239
Healthpeak Properties, Inc.	43,850	984,432
Sabra Health Care, Inc.	30,850	598,490
		2,572,361
Hotel & Resort REITs - 1.5%
Apple Hospitality, Inc.	58,350	861,830
	Shares	Value
COMMON STOCKS (continued)
Hotel & Resort REITs (continued)
DiamondRock Hospitality Co.	46,000	$ 394,220
Park Hotels & Resorts, Inc.	23,000	319,470
Summit Hotel Properties, Inc.	29,000	177,480
		1,753,000
Hotels, Restaurants & Leisure - 3.1%
Bloomin' Brands, Inc.	20,000	331,800
Bowlero Corp., Class A (C)	24,000	248,880
Brinker International, Inc. (A)	11,650	1,196,571
Churchill Downs, Inc.	5,100	714,510
Golden Entertainment, Inc.	25,850	759,344
Penn Entertainment, Inc. (A)	11,500	227,125
		3,478,230
Household Durables - 2.5%
Helen of Troy Ltd. (A)	7,400	471,010
KB Home	7,700	604,450
La-Z-Boy, Inc.	14,400	547,920
PulteGroup, Inc.	1,450	187,818
Sonos, Inc. (A)	20,100	251,853
Taylor Morrison Home Corp. (A)	12,100	828,850
		2,891,901
Household Products - 0.7%
Spectrum Brands Holdings, Inc.	8,750	784,175
Industrial REITs - 0.6%
LXP Industrial Trust	75,100	708,944
Insurance - 2.8%
Everest Group Ltd.	3,350	1,191,293
Old Republic International Corp.	28,150	983,280
Selective Insurance Group, Inc.	8,650	785,593
United Fire Group, Inc.	14,000	274,960
		3,235,126
IT Services - 0.6%
ASGN, Inc. (A)	7,050	649,305
Leisure Products - 0.9%
BRP, Inc.	3,250	160,128
MasterCraft Boat Holdings, Inc. (A)	20,450	355,012
Polaris, Inc.	7,000	489,370
		1,004,510
Life Sciences Tools & Services - 0.7%
Azenta, Inc. (A)	12,000	493,080
Maravai LifeSciences Holdings, Inc., Class A (A)	35,250	261,203
		754,283
Machinery - 3.6%
Columbus McKinnon Corp.	22,850	726,858
Douglas Dynamics, Inc.	3,800	86,070
Gencor Industries, Inc. (A)	20,450	407,364
Miller Industries, Inc.	9,200	603,888
Mueller Industries, Inc.	21,500	1,762,355
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Oshkosh Corp.	2,600	$ 265,824
Wabash National Corp.	16,000	279,040
		4,131,399
Media - 0.2%
Perion Network Ltd. (A)	10,800	88,020
Thryv Holdings, Inc. (A)	12,500	179,750
		267,770
Metals & Mining - 1.8%
Commercial Metals Co.	15,300	823,140
Kaiser Aluminum Corp.	7,150	530,959
Metallus, Inc. (A)	35,750	503,717
Radius Recycling, Inc.	11,500	186,185
		2,044,001
Mortgage Real Estate Investment Trusts - 1.0%
Dynex Capital, Inc.	31,000	378,510
Redwood Trust, Inc.	100,000	732,000
		1,110,510
Multi-Utilities - 1.4%
Avista Corp.	2,500	93,700
Northwestern Energy Group, Inc.	27,150	1,451,439
		1,545,139
Office REITs - 0.2%
Brandywine Realty Trust	14,950	75,797
Cousins Properties, Inc.	1,000	30,630
Piedmont Office Realty Trust, Inc., Class A	11,000	109,340
		215,767
Oil, Gas & Consumable Fuels - 3.5%
CNX Resources Corp. (A)	2,000	68,060
Crescent Energy Co., Class A	29,500	366,685
Delek U.S. Holdings, Inc.	24,300	380,781
Magnolia Oil & Gas Corp., Class A	42,500	1,074,400
Ovintiv, Inc.	20,400	799,680
REX American Resources Corp. (A)	10,600	474,138
Talos Energy, Inc. (A)	49,000	500,780
Teekay Tankers Ltd., Class A	5,700	271,776
Vital Energy, Inc. (A)	1,500	40,905
		3,977,205
Pharmaceuticals - 2.8%
Innoviva, Inc. (A)	34,000	665,040
Jazz Pharmaceuticals PLC (A)	9,200	1,012,276
Organon & Co.	12,500	234,750
Perrigo Co. PLC	31,000	794,530
Supernus Pharmaceuticals, Inc. (A)	14,000	476,980
		3,183,576
Professional Services - 3.6%
FTI Consulting, Inc. (A)	600	117,048
Heidrick & Struggles International, Inc.	16,250	634,725
ICF International, Inc.	3,000	505,770
KBR, Inc.	18,150	1,216,231
	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Leidos Holdings, Inc.	5,150	$ 943,274
Science Applications International Corp.	4,400	634,876
		4,051,924
Real Estate Management & Development - 1.1%
Cushman & Wakefield PLC (A)	55,000	745,250
Newmark Group, Inc., Class A	34,600	518,654
		1,263,904
Residential REITs - 0.2%
Independence Realty Trust, Inc.	14,000	274,680
Retail REITs - 1.2%
Agree Realty Corp.	8,750	649,688
Kite Realty Group Trust	25,850	663,569
		1,313,257
Semiconductors & Semiconductor Equipment - 4.3%
Alpha & Omega Semiconductor Ltd. (A)	500	16,520
AXT, Inc. (A)	31,000	79,825
Cohu, Inc. (A)	24,850	619,262
Kulicke & Soffa Industries, Inc.	4,500	201,870
Magnachip Semiconductor Corp. (A)	45,000	198,450
MKS Instruments, Inc.	5,850	581,081
Onto Innovation, Inc. (A)	3,975	788,362
Penguin Solutions, Inc. (A)	15,000	225,750
Silicon Motion Technology Corp., ADR	15,350	825,983
Tower Semiconductor Ltd. (A)	21,150	887,454
Universal Display Corp.	2,850	513,912
		4,938,469
Software - 2.0%
A10 Networks, Inc.	40,500	593,325
Adeia, Inc.	49,850	619,635
Progress Software Corp.	16,800	1,076,712
		2,289,672
Specialized REITs - 0.8%
Outfront Media, Inc.	32,000	568,320
Safehold, Inc.	16,500	351,120
		919,440
Specialty Retail - 3.8%
1-800-Flowers.com, Inc., Class A (A)	36,000	299,520
Abercrombie & Fitch Co., Class A (A)	8,300	1,093,857
Academy Sports & Outdoors, Inc.	4,800	244,128
American Eagle Outfitters, Inc.	35,450	694,465
Urban Outfitters, Inc. (A)	29,600	1,064,120
Victoria's Secret & Co. (A)	9,000	272,340
Williams-Sonoma, Inc.	5,150	690,770
		4,359,200
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	4,650	457,839
Steven Madden Ltd.	14,800	665,556
Tapestry, Inc.	7,350	348,758
		1,472,153
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.2%
Titan Machinery, Inc. (A)	14,000	$ 192,150
Total Common Stocks (Cost $104,644,116)		111,150,858
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	244,874	244,874
Total Other Investment Company (Cost $244,874)		244,874

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp., 2.10% (D), dated 10/31/2024, to be repurchased at $2,540,396 on 11/01/2024. Collateralized by a U.S. Government Obligation, 4.50%, due 07/15/2026, and with a value of $2,591,221.	$ 2,540,248	2,540,248
Total Repurchase Agreement (Cost $2,540,248)		2,540,248
Total Investments (Cost $107,429,238)		113,935,980
Net Other Assets (Liabilities) - (0.3)%		(323,352)
Net Assets - 100.0%		$ 113,612,628
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$111,150,858	$—	$—	$111,150,858
Other Investment Company	244,874	—	—	244,874
Repurchase Agreement	—	2,540,248	—	2,540,248
Total Investments	$111,395,732	$2,540,248	$—	$113,935,980
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $236,218, collateralized by cash collateral of $244,874. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $104,888,990) (including securities loaned of $236,218)	$111,395,732
Repurchase agreement, at value (cost $2,540,248)	2,540,248
Receivables and other assets:
Investments sold	49,152
Net income from securities lending	1,820
Shares of beneficial interest sold	3,382
Dividends	27,024
Interest	148
Total assets	114,017,506
Liabilities:
Cash collateral received upon return of:
Securities on loan	244,874
Payables and other liabilities:
Shares of beneficial interest redeemed	18,944
Investment management fees	81,355
Distribution and service fees	4,598
Transfer agent fees	1,920
Trustee and CCO fees	31
Audit and tax fees	23,572
Custody fees	14,411
Legal fees	2,214
Printing and shareholder reports fees	4,148
Registration fees	964
Other accrued expenses	7,847
Total liabilities	404,878
Net assets	$113,612,628
Net assets consist of:
Paid-in capital	$85,898,872
Total distributable earnings (accumulated losses)	27,713,756
Net assets	$113,612,628
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$5,962,574
Class C	483,563
Class I	2,290,739
Class I2	55,628,888
Class I3	20,179,076
Class R	6,672,134
Class R4	161,753
Class R6	22,233,901
Shares outstanding (unlimited shares, no par value):
Class A	973,712
Class C	83,411
Class I	355,106
Class I2	8,866,627
Class I3	3,199,015
Class R	1,060,337
Class R4	25,665
Class R6	3,494,171
Net asset value per share: (A)
Class A	$6.12
Class C	5.80
Class I	6.45
Class I2	6.27
Class I3	6.31
Class R	6.29
Class R4	6.30
Class R6	6.36
Maximum offering price per share: (B)
Class A	$6.48

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$2,051,208
Interest income	62,990
Net income from securities lending	5,924
Withholding taxes on foreign income	(1,735)
Total investment income	2,118,387
Expenses:
Investment management fees	983,848
Distribution and service fees:
Class A	19,180
Class C	4,295
Class R	32,133
Class R4	480
Transfer agent fees:
Class A	13,546
Class C	736
Class I	531
Class I2	5,037
Class I3	1,445
Class R	116
Class R4	14
Class R6	1,600
Trustee and CCO fees	4,883
Audit and tax fees	23,810
Custody fees	22,716
Legal fees	22,340
Printing and shareholder reports fees	11,591
Registration fees	90,829
Other	25,086
Total expenses before waiver and/or reimbursement and recapture	1,264,216
Expenses waived and/or reimbursed:
Class A	(9,281)
Class C	(464)
Class I	(869)
Class I2	(63,238)
Class I3	(19,376)
Class R	(6,180)
Class R4	(265)
Class R6	(21,866)
Recapture of previously waived and/or reimbursed fees:
Class A	1,598
Class C	100
Class I	470
Class I2	8,787
Class I3	3,761
Class R	1,452
Class R4	33
Class R6	4,565
Net expenses	1,163,443
Net investment income (loss)	954,944
Net realized gain (loss) on:
Investments	28,742,688
Foreign currency transactions	(3)
Net realized gain (loss)	28,742,685
Net change in unrealized appreciation (depreciation) on:
Investments	11,822,048
Net realized and change in unrealized gain (loss)	40,564,733
Net increase (decrease) in net assets resulting from operations	$41,519,677
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$954,944	$2,918,751
Net realized gain (loss)	28,742,685	(1,672,036)
Net change in unrealized appreciation (depreciation)	11,822,048	(41,628,843)
Net increase (decrease) in net assets resulting from operations	41,519,677	(40,382,128)
Dividends and/or distributions to shareholders:
Class A	(209,787)	(1,545,782)
Class C	(10,543)	(99,263)
Class I	—	(2,858,762)
Class I2	(2,740,221)	(62,623,419)
Class I3	(570,906)	(4,080,999)
Class R	(158,802)	(1,233,535)
Class R4	(5,280)	(32,848)
Class R6	(629,520)	(1,072,102)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,325,059)	(73,546,710)
Capital share transactions:
Proceeds from shares sold:
Class A	1,735,604	1,349,870
Class C	74,152	57,412
Class I	1,956,986	893,288
Class I2	3,806,818	27,461,498
Class I3	432,951	272,250
Class R	543,035	346,677
Class R4	2,799	34,594
Class R6	15,073,846	255,136
	23,626,191	30,670,725
Dividends and/or distributions reinvested:
Class A	209,787	1,545,782
Class C	10,543	99,263
Class I	—	2,858,762
Class I2	2,740,221	62,623,419
Class I3	570,906	4,080,999
Class R	158,802	1,233,535
Class R4	5,280	32,848
Class R6	629,520	1,072,102
	4,325,059	73,546,710
Cost of shares redeemed:
Class A	(5,203,496)	(1,853,080)
Class C	(23,526)	(122,692)
Class I	(13,645,696)	(2,455,535)
Class I2	(152,600,534)	(175,771,340)
Class I3	(2,557,881)	(4,843,860)
Class R	(1,092,932)	(1,713,100)
Class R4	(57,996)	(9,490)
Class R6	(3,772,811)	(793,635)
	(178,954,872)	(187,562,732)
Automatic conversions:
Class A	126,616	7,759
Class C	(126,616)	(7,759)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(151,003,622)	(83,345,297)
Net increase (decrease) in net assets	(113,809,004)	(197,274,135)
Net assets:
Beginning of year	227,421,632	424,695,767
End of year	$113,612,628	$227,421,632
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	305,279	240,829
Class C	13,074	11,592
Class I	303,850	165,466
Class I2	662,838	5,188,446
Class I3	72,990	48,410
Class R	92,602	62,083
Class R4	497	5,082
Class R6	2,972,814	49,695
	4,423,944	5,771,603
Shares reinvested:
Class A	38,423	294,435
Class C	2,027	19,813
Class I	—	533,351
Class I2	491,960	11,683,474
Class I3	101,948	757,143
Class R	28,307	228,432
Class R4	941	6,094
Class R6	111,419	197,440
	775,025	13,720,182
Shares redeemed:
Class A	(887,867)	(350,107)
Class C	(4,491)	(23,196)
Class I	(2,763,693)	(435,515)
Class I2	(29,894,499)	(33,253,909)
Class I3	(446,418)	(902,822)
Class R	(187,158)	(302,904)
Class R4	(9,315)	(1,851)
Class R6	(648,424)	(132,653)
	(34,841,865)	(35,402,957)
Automatic conversions:
Class A	23,673	1,479
Class C	(24,851)	(1,555)
	(1,178)	(76)
Net increase (decrease) in shares outstanding:
Class A	(520,492)	186,636
Class C	(14,241)	6,654
Class I	(2,459,843)	263,302
Class I2	(28,739,701)	(16,381,989)
Class I3	(271,480)	(97,269)
Class R	(66,249)	(12,389)
Class R4	(7,877)	9,325
Class R6	2,435,809	114,482
	(29,644,074)	(15,911,248)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.66	$6.55	$12.91	$8.13	$9.83
Investment operations:
Net investment income (loss) (A)	0.02	0.02	0.03	(0.00)(B)	0.05
Net realized and unrealized gain (loss)	1.59	(0.77)	(0.64)	4.78	(1.36)
Total investment operations	1.61	(0.75)	(0.61)	4.78	(1.31)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.05)	(0.05)	—	(0.18)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.15)	(1.14)	(5.75)	—	(0.39)
Net asset value, end of year	$6.12	$4.66	$6.55	$12.91	$8.13
Total return (D)	34.85%	(13.43)%	(7.92)%(C)	58.79%	(14.03)%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,962	$6,957	$8,559	$9,240	$4,246
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.39%	1.28%	1.24%	1.19%	1.39%
Including waiver and/or reimbursement and recapture	1.29%	1.27%	1.21%	1.26%	1.30%
Net investment income (loss) to average net assets	0.39%	0.36%	0.48%	0.00%(E)	0.66%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.42	$6.28	$12.60	$7.99	$9.67
Investment operations:
Net investment income (loss) (A)	(0.02)	(0.02)	(0.02)	(0.07)	(0.00)(B)
Net realized and unrealized gain (loss)	1.51	(0.73)	(0.63)	4.68	(1.36)
Total investment operations	1.49	(0.75)	(0.65)	4.61	(1.36)
Contributions from affiliate	—	—	0.03 (C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.02)	—	—	(0.11)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.11)	(1.11)	(5.70)	—	(0.32)
Net asset value, end of year	$5.80	$4.42	$6.28	$12.60	$7.99
Total return (D)	33.95%	(13.99)%	(8.28)%(C)	57.70%	(14.67)%
Ratio and supplemental data:
Net assets end of year (000’s)	$484	$431	$572	$756	$581
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.13%	2.03%	1.99%	1.93%	2.05%
Including waiver and/or reimbursement and recapture	2.05%	2.03%	1.99%(E)	1.95%	2.05%(E)
Net investment income (loss) to average net assets	(0.35)%	(0.40)%	(0.29)%	(0.61)%	(0.06)%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.39%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.77	$6.67	$13.06	$8.22	$9.93
Investment operations:
Net investment income (loss) (A)	0.07	0.04	0.06	0.05	0.08
Net realized and unrealized gain (loss)	1.61	(0.79)	(0.66)	4.81	(1.38)
Total investment operations	1.68	(0.75)	(0.60)	4.86	(1.30)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	(0.06)	(0.09)	(0.02)	(0.20)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	—	(1.15)	(5.79)	(0.02)	(0.41)
Net asset value, end of year	$6.45	$4.77	$6.67	$13.06	$8.22
Total return	35.22%	(13.10)%	(7.72)%	59.14%	(13.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,291	$13,415	$17,023	$19,027	$12,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	0.96%	0.94%	0.90%	1.02%
Including waiver and/or reimbursement and recapture	0.99%	0.96%	0.94%	0.91%	1.02%(B)
Net investment income (loss) to average net assets	1.11%	0.67%	0.75%	0.41%	0.96%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.77	$6.68	$13.08	$8.23	$9.94
Investment operations:
Net investment income (loss) (A)	0.05	0.05	0.06	0.07	0.05
Net realized and unrealized gain (loss)	1.62	(0.80)	(0.66)	4.81	(1.34)
Total investment operations	1.67	(0.75)	(0.60)	4.88	(1.29)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)	(0.10)	(0.03)	(0.21)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.17)	(1.16)	(5.80)	(0.03)	(0.42)
Net asset value, end of year	$6.27	$4.77	$6.68	$13.08	$8.23
Total return	35.41%	(13.13)%	(7.63)%	59.35%	(13.69)%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,629	$179,319	$360,477	$643,658	$419,838
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.87%	0.84%	0.80%	0.92%
Including waiver and/or reimbursement and recapture	0.89%	0.87%	0.84%	0.80%	0.92%(B)
Net investment income (loss) to average net assets	0.88%	0.86%	0.86%	0.60%	0.68%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.79	$6.70	$13.10	$8.24	$9.96
Investment operations:
Net investment income (loss) (A)	0.04	0.04	0.06	0.06	0.08
Net realized and unrealized gain (loss)	1.65	(0.79)	(0.66)	4.83	(1.38)
Total investment operations	1.69	(0.75)	(0.60)	4.89	(1.30)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)	(0.10)	(0.03)	(0.21)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.17)	(1.16)	(5.80)	(0.03)	(0.42)
Net asset value, end of year	$6.31	$4.79	$6.70	$13.10	$8.24
Total return	35.70%	(13.12)%	(7.70)%	59.37%	(13.75)%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,179	$16,635	$23,917	$31,764	$28,471
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.87%	0.84%	0.80%	0.92%
Including waiver and/or reimbursement and recapture	0.89%	0.87%	0.84%	0.83%	0.92%(B)
Net investment income (loss) to average net assets	0.78%	0.80%	0.85%	0.52%	1.04%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.78	$6.68	$13.05	$8.23	$9.93
Investment operations:
Net investment income (loss) (A)	0.02	0.02	0.03	0.00 (B)	0.05
Net realized and unrealized gain (loss)	1.63	(0.80)	(0.67)	4.82	(1.38)
Total investment operations	1.65	(0.78)	(0.64)	4.82	(1.33)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.03)	(0.03)	—	(0.16)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.14)	(1.12)	(5.73)	—	(0.37)
Net asset value, end of year	$6.29	$4.78	$6.68	$13.05	$8.23
Total return	34.91%	(13.54)%	(8.16)%	58.57%	(14.05)%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,672	$5,388	$7,613	$10,125	$6,206
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.47%	1.36%	1.34%	1.29%	1.42%
Including waiver and/or reimbursement and recapture	1.39%	1.36%	1.34%	1.29%	1.40%
Net investment income (loss) to average net assets	0.27%	0.29%	0.36%	0.02%	0.59%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.79	$6.70	$13.07	$8.23	$9.95
Investment operations:
Net investment income (loss) (A)	0.03	0.03	0.04	0.02	0.08
Net realized and unrealized gain (loss)	1.64	(0.79)	(0.66)	4.83	(1.39)
Total investment operations	1.67	(0.76)	(0.62)	4.85	(1.31)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.06)	(0.05)	(0.01)	(0.20)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.16)	(1.15)	(5.75)	(0.01)	(0.41)
Net asset value, end of year	$6.30	$4.79	$6.70	$13.07	$8.23
Total return	35.20%	(13.32)%	(7.85)%	58.90%	(13.88)%
Ratio and supplemental data:
Net assets end of year (000’s)	$162	$161	$162	$184	$117
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%	1.12%	1.09%	1.05%	1.17%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.57%	0.50%	0.59%	0.20%	0.93%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$4.83	$6.75	$13.16	$8.28	$10.00
Investment operations:
Net investment income (loss) (A)	0.04	0.04	0.06	0.06	0.09
Net realized and unrealized gain (loss)	1.66	(0.80)	(0.67)	4.85	(1.39)
Total investment operations	1.70	(0.76)	(0.61)	4.91	(1.30)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.07)	(0.10)	(0.03)	(0.21)
Net realized gains	—	(1.09)	(5.70)	—	(0.21)
Total dividends and/or distributions to shareholders	(0.17)	(1.16)	(5.80)	(0.03)	(0.42)
Net asset value, end of year	$6.36	$4.83	$6.75	$13.16	$8.28
Total return	35.62%	(13.15)%	(7.68)%	59.35%	(13.69)%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,234	$5,116	$6,373	$80	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.87%	0.84%	0.80%	0.92%
Including waiver and/or reimbursement and recapture	0.89%	0.87%	0.84%	0.80%	0.90%
Net investment income (loss) to average net assets	0.77%	0.75%	0.79%	0.50%	1.08%
Portfolio turnover rate	102%	33%	38%	94%	80%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Small Cap Value (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $18,895.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs.These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$244,874	$—	$—	$—	$244,874
Total Borrowings	$244,874	$—	$—	$—	$244,874
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$75,711,455	66.64%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $300 million	0.80%
Over $300 million up to $800 million	0.75
Over $800 million	0.71
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.29%	March 1, 2025
Class C	2.05	March 1, 2025
Class I	0.99	March 1, 2025
Class I2, Class I3, Class R6	0.89	March 1, 2025
Class R	1.40	March 1, 2025
Class R4	1.10	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$—	$—	$8,004	$8,004
Class C	—	—	364	364
Class I	—	—	398	398
Class I2	—	—	54,451	54,451
Class I3	—	—	15,614	15,614
Class R	—	—	4,202	4,202
Class R4	—	53	265	318
Class R6	—	—	17,301	17,301
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$2,039	$4
Class C	—	32
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$22,762	$1,874
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$127,413,033	$—	$265,785,130	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expense. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$325,991	$(325,991)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$108,103,630	$9,667,651	$(3,835,301)	$5,832,350
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $3,266,014.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$4,325,059	$—	$—	$—	$10,049,849	$—	$63,496,861	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,394,583	$—	$20,493,418	$—	$—	$(6,595)	$5,832,350
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. NEW ACCOUNTING PRONOUNCEMENT (continued)
which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors Trustees of Transamerica Small Cap Value
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Small Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $1,617,105 of qualified dividend income.
For corporate shareholders, 81% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
APPROVAL OF SUB-ADVISORY AGREEMENT – EVALUATION BY THE BOARD
At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on June 12-13, 2024, the Board considered the termination of Peregrine Capital Management, LLC (“Peregrine”) as sub-adviser to Transamerica Small Cap Value (the “Fund”) and the approval of the proposed sub-advisory agreement (the “Systematic Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Systematic Financial Management, L.P. (“Systematic”) with respect to the Fund, as well as the approval of revised sub-advisory fee schedule for the Fund, all which took effect on August 30, 2024.
Following its review and consideration, the Board determined that the terms of the Systematic Sub-Advisory Agreement were reasonable and that the termination of Peregrine as sub-adviser to the Fund and the approval of the Systematic Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with Peregrine and unanimously approved the Systematic Sub-Advisory Agreement for an initial period of two years.
Prior to reaching their decision, the Board Members requested and received from TAM and Systematic certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Systematic Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund and from Systematic as part of their regular oversight of other funds sub-advised by Systematic, and knowledge they gained over time through meeting with TAM and Systematic. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.
In their deliberations, the Independent Board Members met privately without representatives of TAM or Systematic present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Systematic Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services to be Provided
In evaluating the nature, extent and quality of the services to be provided by Systematic under the Systematic Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Systematic regarding the operations, facilities, organization and personnel of Systematic, the ability of Systematic to perform its duties under the Systematic Sub-Advisory Agreement, and the proposed changes to the Fund’s principal investment strategies. The Board Members further considered that (i) Systematic is an experienced asset management firm; (ii) TAM is recommending that Systematic be appointed as sub-adviser to the Fund; and (iii) TAM believes that Systematic has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of Systematic’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered Systematic’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.
The Board Members noted that TAM had advised the Board that neither the approval of the Systematic Sub-Advisory Agreement nor the approval of the revised sub-advisory fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Systematic can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Systematic’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.
Investment Performance
The Board Members considered Systematic’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Fund for the past 1-, 3- and 5- year periods and the Fund’s since inception period, each ended March 31, 2024, as compared to: (i) the historical performance of the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP, series of Transamerica Funds and Transamerica Series Trust, respectively, sub-advised by Systematic that use a strategy similar to that proposed for the Fund; (ii) the benchmark that TAM utilizes to measure performance of the Fund; and (iii) the Fund’s Morningstar and Lipper peer group medians. The Board Members noted that the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP outperformed both the Fund and the Fund’s benchmark that TAM utilizes to measure performance of the Fund over the past 1-, 3- and 5-year periods and over the Fund’s since inception period. The Board noted that the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP outperformed the Fund’s Morningstar and Lipper peer group medians over the past 1-, 3- and 5- year periods and over the Fund’s since inception period.
On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Systematic, the Board concluded that Systematic is capable of generating a level of investment performance that is
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

APPROVAL OF SUB-ADVISORY AGREEMENT – EVALUATION BY THE BOARD (continued)
appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.
Management and Sub-Advisory Fees and Total Expense Ratio
The Board Members considered the proposed sub-advisory fee schedule under the Systematic Sub-Advisory Agreement, noting that the proposed sub-advisory fees payable by TAM to Systematic are higher at certain asset levels than the sub-advisory fees currently paid by TAM to Peregrine, and that the management fee schedule for the Fund would not change. The Board Members also noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and Systematic, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. The Board Members further noted that there would be no impact to the total expense ratio of each class of the Fund.
The Board Members considered that TAM had negotiated with Systematic to have the Fund’s assets aggregated with the assets of the small cap sleeves of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP and the assets of Transamerica Small Cap Value CIT for purposes of computing breakpoints in the new sub-advisory fee schedule (“Asset Aggregation”).
The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TSW and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the proposed sub-advisory fee schedule for the Fund was reasonable in light of the services to be provided.
Cost of Services to be Provided and Level of Profitability
With respect to Systematic, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Systematic, which is not affiliated with TAM and would be paid by TAM and not the Fund. As a result, the Board did not consider Systematic’s anticipated profitability to be material to its decision to approve the Systematic Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of March 31, 2024, although the net management fee retained by TAM with respect to the Fund would decrease, the overall net management fees retained by TAM with respect to all assets sub-advised by Systematic would increase due to Asset Aggregation.
Economies of Scale
In evaluating the extent to which the sub-advisory fees payable under the Systematic Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in the sub-advisory fee schedule. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to Systematic, in light of any economies of scale experienced in the future.
Fall-Out Benefits
The Board considered other benefits expected to be derived by Systematic from its relationship with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Systematic or the Fund, and that TAM believes that the use of soft dollars by Systematic is generally appropriate and in the best interests of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the Systematic Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the Systematic Sub-Advisory Agreement.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Small Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services to be Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 5-year periods and below the benchmark for the past 10-year period.
Management and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Board noted that TAM will reduce the Fund’s management fee schedule effective on or about August 30, 2024.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services to be Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA SCV 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Small/Mid Cap Value
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 2.1%
Curtiss-Wright Corp.	11,025	$ 3,803,184
Elbit Systems Ltd.	6,100	1,391,410
Huntington Ingalls Industries, Inc.	41,121	7,605,740
V2X, Inc. (A)	26,200	1,613,920
		14,414,254
Automobile Components - 0.4%
Gentex Corp.	24,750	750,173
Stoneridge, Inc. (A)	7,500	52,425
Visteon Corp. (A)	20,500	1,850,125
		2,652,723
Banks - 7.5%
Atlantic Union Bankshares Corp.	35,200	1,330,560
Berkshire Hills Bancorp, Inc.	83,400	2,270,982
Columbia Banking System, Inc.	92,000	2,622,920
Community West Bancshares	16,300	305,462
Dime Community Bancshares, Inc.	88,700	2,667,209
Eastern Bankshares, Inc.	139,000	2,269,870
First Citizens BancShares, Inc., Class A	5,911	11,451,676
First Community Bankshares, Inc.	41,000	1,699,860
First Merchants Corp.	61,450	2,276,722
OceanFirst Financial Corp.	73,450	1,336,790
Princeton Bancorp, Inc.	10,700	375,784
Provident Financial Services, Inc.	158,650	2,963,582
Sandy Spring Bancorp, Inc.	84,200	2,832,488
TrustCo Bank Corp.	90,600	2,987,988
UMB Financial Corp.	25,700	2,820,061
United Bankshares, Inc.	30,300	1,141,704
United Community Banks, Inc.	80,000	2,276,800
WaFd, Inc.	114,100	3,877,118
Webster Financial Corp.	82,300	4,263,140
		51,770,716
Beverages - 0.6%
Molson Coors Beverage Co., Class B	77,500	4,221,425
Biotechnology - 0.4%
Exelixis, Inc. (A)	85,500	2,838,600
Building Products - 1.5%
American Woodmark Corp. (A)	25,000	2,267,750
Gibraltar Industries, Inc. (A)	6,700	452,183
Hayward Holdings, Inc. (A)	110,400	1,795,104
Owens Corning	18,400	3,252,936
Quanex Building Products Corp.	81,000	2,353,860
		10,121,833
Capital Markets - 1.1%
Piper Sandler Cos.	15,125	4,290,055
Stifel Financial Corp.	32,000	3,315,840
		7,605,895
Chemicals - 1.4%
Huntsman Corp.	43,300	952,600
LSB Industries, Inc. (A)	138,200	1,133,240
Mosaic Co.	296,000	7,920,960
		10,006,800
	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies - 0.4%
HNI Corp.	33,850	$ 1,668,128
Tetra Tech, Inc.	18,400	899,392
		2,567,520
Communications Equipment - 0.2%
Harmonic, Inc. (A)	85,150	944,314
KVH Industries, Inc. (A)	86,500	400,495
Silicom Ltd. (A)	28,600	378,950
		1,723,759
Construction & Engineering - 1.9%
Comfort Systems USA, Inc.	9,475	3,705,104
EMCOR Group, Inc.	12,875	5,743,151
Granite Construction, Inc.	43,100	3,622,555
		13,070,810
Consumer Finance - 0.7%
Ally Financial, Inc.	145,005	5,082,425
Consumer Staples Distribution & Retail - 3.1%
Dollar General Corp.	38,500	3,081,540
Dollar Tree, Inc. (A)	64,500	4,169,280
Ingles Markets, Inc., Class A	15,000	957,900
U.S. Foods Holding Corp. (A)	90,900	5,603,985
Village Super Market, Inc., Class A	25,000	713,500
Walgreens Boots Alliance, Inc.	761,900	7,207,574
		21,733,779
Containers & Packaging - 1.1%
Graphic Packaging Holding Co.	214,230	6,054,140
Greif, Inc., Class A	23,200	1,448,608
		7,502,748
Distributors - 1.1%
LKQ Corp.	208,500	7,670,715
Diversified Consumer Services - 0.4%
American Public Education, Inc. (A)	4,000	60,680
Stride, Inc. (A)	29,400	2,742,432
		2,803,112
Diversified REITs - 0.1%
Broadstone Net Lease, Inc.	57,150	1,005,269
Diversified Telecommunication Services - 0.8%
GCI Liberty, Inc. (A)(B)(C)(D)	83,400	0
Liberty Global Ltd., Class A (A)	296,514	5,873,942
		5,873,942
Electric Utilities - 3.9%
Entergy Corp.	39,400	6,098,332
Evergy, Inc.	161,700	9,773,148
OGE Energy Corp.	231,400	9,253,686
Portland General Electric Co.	41,600	1,971,840
		27,097,006
Electrical Equipment - 0.8%
Acuity Brands, Inc.	1,575	473,587
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
LSI Industries, Inc.	195,800	$ 3,203,288
Regal Rexnord Corp.	11,850	1,973,499
		5,650,374
Electronic Equipment, Instruments & Components - 2.9%
Coherent Corp. (A)	18,500	1,710,140
IPG Photonics Corp. (A)	9,100	736,736
Itron, Inc. (A)	10,900	1,218,184
OSI Systems, Inc. (A)	22,200	2,935,062
TD SYNNEX Corp.	51,500	5,940,525
Vishay Intertechnology, Inc.	101,750	1,725,680
Vontier Corp.	164,827	6,111,785
		20,378,112
Energy Equipment & Services - 2.3%
Halliburton Co.	224,700	6,233,178
Helix Energy Solutions Group, Inc. (A)	204,200	1,888,850
Helmerich & Payne, Inc.	42,400	1,424,640
Noble Corp. PLC	136,500	4,365,270
Seadrill Ltd. (A)	25,000	983,750
Select Water Solutions, Inc.	86,500	916,900
		15,812,588
Entertainment - 1.8%
Madison Square Garden Entertainment Corp. (A)	62,900	2,623,559
Madison Square Garden Sports Corp. (A)	10,000	2,227,000
Sphere Entertainment Co. (A)	27,200	1,137,232
Warner Bros Discovery, Inc. (A)	765,700	6,225,141
		12,212,932
Financial Services - 2.5%
Corpay, Inc. (A)	21,000	6,924,120
Fidelity National Information Services, Inc.	26,000	2,332,980
Global Payments, Inc.	76,200	7,902,702
		17,159,802
Food Products - 5.3%
Archer-Daniels-Midland Co.	140,600	7,762,526
Conagra Brands, Inc.	142,800	4,132,632
Kraft Heinz Co.	150,800	5,045,768
Lamb Weston Holdings, Inc.	38,800	3,014,372
Nomad Foods Ltd.	101,100	1,774,305
Post Holdings, Inc. (A)	62,987	6,878,810
Tyson Foods, Inc., Class A	135,600	7,944,804
		36,553,217
Gas Utilities - 0.8%
National Fuel Gas Co.	92,219	5,582,016
Ground Transportation - 0.2%
U-Haul Holding Co.	20,500	1,399,330
Health Care Equipment & Supplies - 2.8%
AngioDynamics, Inc. (A)	153,400	1,026,246
Baxter International, Inc.	232,257	8,291,575
Inmode Ltd. (A)	77,600	1,325,408
Integra LifeSciences Holdings Corp. (A)	49,450	927,682
Koninklijke Philips NV (A)(E)	101,694	2,664,383
	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
OraSure Technologies, Inc. (A)	76,200	$ 309,753
QuidelOrtho Corp. (A)	7,400	281,570
Zimmer Biomet Holdings, Inc.	44,000	4,704,480
		19,531,097
Health Care Providers & Services - 4.1%
AMN Healthcare Services, Inc. (A)	17,600	667,744
Centene Corp. (A)	119,500	7,440,070
Cross Country Healthcare, Inc. (A)	120,900	1,379,469
Encompass Health Corp.	34,000	3,381,640
Enhabit, Inc. (A)	125,000	861,250
Henry Schein, Inc. (A)	87,600	6,152,148
Labcorp Holdings, Inc.	31,999	7,304,412
National HealthCare Corp.	8,200	951,446
		28,138,179
Health Care REITs - 1.1%
Community Healthcare Trust, Inc.	66,000	1,238,160
Healthpeak Properties, Inc.	117,350	2,634,507
Sabra Health Care, Inc.	181,250	3,516,250
		7,388,917
Hotel & Resort REITs - 0.5%
Apple Hospitality, Inc.	156,600	2,312,982
DiamondRock Hospitality Co.	121,700	1,042,969
Summit Hotel Properties, Inc.	70,750	432,990
		3,788,941
Hotels, Restaurants & Leisure - 0.6%
Bloomin' Brands, Inc.	49,600	822,864
Bowlero Corp., Class A (E)	62,150	644,496
Churchill Downs, Inc.	13,100	1,835,310
Golden Entertainment, Inc.	23,800	699,125
		4,001,795
Household Durables - 1.1%
Helen of Troy Ltd. (A)	18,100	1,152,065
KB Home	37,100	2,912,350
La-Z-Boy, Inc.	42,350	1,611,417
PulteGroup, Inc.	8,150	1,055,670
Sonos, Inc. (A)	74,600	934,738
		7,666,240
Household Products - 0.3%
Spectrum Brands Holdings, Inc.	25,300	2,267,386
Industrial REITs - 0.3%
LXP Industrial Trust	213,500	2,015,440
Insurance - 3.6%
Everest Group Ltd.	8,425	2,996,014
Fidelity National Financial, Inc.	120,500	7,250,485
Markel Group, Inc. (A)	4,113	6,342,287
Old Republic International Corp.	74,650	2,607,525
Selective Insurance Group, Inc.	21,700	1,970,794
United Fire Group, Inc.	38,500	756,140
Willis Towers Watson PLC	10,800	3,263,652
		25,186,897
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 1.6%
IAC, Inc. (A)	123,841	$ 5,938,176
Match Group, Inc. (A)	147,800	5,325,234
		11,263,410
IT Services - 0.7%
ASGN, Inc. (A)	17,900	1,648,590
Cognizant Technology Solutions Corp., Class A	41,100	3,065,649
		4,714,239
Leisure Products - 0.5%
BRP, Inc.	16,000	788,320
MasterCraft Boat Holdings, Inc. (A)	76,100	1,321,096
Polaris, Inc.	18,850	1,317,804
		3,427,220
Life Sciences Tools & Services - 1.5%
Azenta, Inc. (A)	29,750	1,222,427
Bio-Rad Laboratories, Inc., Class A (A)	23,824	8,533,519
Maravai LifeSciences Holdings, Inc., Class A (A)	104,200	772,122
		10,528,068
Machinery - 2.7%
Allison Transmission Holdings, Inc.	19,200	2,051,712
CNH Industrial NV	274,100	3,078,143
Columbus McKinnon Corp.	57,000	1,813,170
Douglas Dynamics, Inc.	14,850	336,352
Gencor Industries, Inc. (A)	57,850	1,152,372
Middleby Corp. (A)	15,600	2,023,320
Miller Industries, Inc.	27,100	1,778,844
Mueller Industries, Inc.	70,200	5,754,294
Oshkosh Corp.	6,350	649,224
		18,637,431
Media - 3.5%
EchoStar Corp., Class A (A)	82,426	2,065,596
Fox Corp., Class A	42,500	1,785,000
Liberty Broadband Corp., Class C (A)	88,435	7,147,317
News Corp., Class A	203,300	5,539,925
Perion Network Ltd. (A)	39,350	320,702
Sirius XM Holdings, Inc.	266,540	7,105,956
		23,964,496
Metals & Mining - 1.8%
Commercial Metals Co.	170,700	9,183,660
Kaiser Aluminum Corp.	19,800	1,470,348
Metallus, Inc. (A)	91,700	1,292,053
Radius Recycling, Inc.	47,500	769,025
		12,715,086
Multi-Utilities - 3.8%
Dominion Energy, Inc.	191,787	11,417,080
NiSource, Inc.	287,838	10,120,384
Northwestern Energy Group, Inc.	83,650	4,471,929
		26,009,393
Office REITs - 0.7%
Brandywine Realty Trust	35,150	178,210
	Shares	Value
COMMON STOCKS (continued)
Office REITs (continued)
JBG SMITH Properties	227,996	$ 3,875,932
Piedmont Office Realty Trust, Inc., Class A	75,250	747,985
		4,802,127
Oil, Gas & Consumable Fuels - 4.5%
Delek U.S. Holdings, Inc.	66,350	1,039,704
HF Sinclair Corp.	95,500	3,687,255
Kinder Morgan, Inc.	331,300	8,120,163
Magnolia Oil & Gas Corp., Class A	231,500	5,852,320
Ovintiv, Inc.	50,850	1,993,320
REX American Resources Corp. (A)	55,600	2,486,988
Teekay Tankers Ltd., Class A	14,100	672,288
Williams Cos., Inc.	138,300	7,242,771
		31,094,809
Pharmaceuticals - 4.6%
Innoviva, Inc. (A)	144,150	2,819,574
Jazz Pharmaceuticals PLC (A)	81,175	8,931,685
Organon & Co.	301,500	5,662,170
Perrigo Co. PLC	326,200	8,360,506
Viatris, Inc.	546,500	6,339,400
		32,113,335
Professional Services - 4.1%
Amentum Holdings, Inc. (A)	72,700	2,162,098
Clarivate PLC (A)	635,000	4,191,000
FTI Consulting, Inc. (A)	2,000	390,160
Heidrick & Struggles International, Inc.	44,700	1,745,982
ICF International, Inc.	21,100	3,557,249
Jacobs Solutions, Inc.	37,900	5,327,982
KBR, Inc.	58,850	3,943,538
Leidos Holdings, Inc.	13,225	2,422,291
Science Applications International Corp.	17,450	2,517,861
SS&C Technologies Holdings, Inc.	30,000	2,097,900
		28,356,061
Real Estate Management & Development - 0.2%
Newmark Group, Inc., Class A	87,150	1,306,379
Retail REITs - 0.5%
Agree Realty Corp.	27,250	2,023,313
Kite Realty Group Trust	66,200	1,699,354
		3,722,667
Semiconductors & Semiconductor Equipment - 1.8%
AXT, Inc. (A)	114,500	294,838
Cohu, Inc. (A)	66,250	1,650,950
Kulicke & Soffa Industries, Inc.	9,600	430,656
Magnachip Semiconductor Corp. (A)	157,250	693,472
MKS Instruments, Inc.	14,500	1,440,285
Onto Innovation, Inc. (A)	11,500	2,280,795
Silicon Motion Technology Corp., ADR	38,400	2,066,304
Tower Semiconductor Ltd. (A)	52,400	2,198,704
Universal Display Corp.	8,700	1,568,784
		12,624,788
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Software - 0.7%
Adeia, Inc.	153,300	$ 1,905,519
Progress Software Corp.	43,100	2,762,279
		4,667,798
Specialized REITs - 1.0%
Gaming & Leisure Properties, Inc.	138,826	6,967,677
Specialty Retail - 1.7%
Abercrombie & Fitch Co., Class A (A)	20,650	2,721,463
Academy Sports & Outdoors, Inc.	12,000	610,320
American Eagle Outfitters, Inc.	107,600	2,107,884
Ulta Beauty, Inc. (A)	6,600	2,435,268
Urban Outfitters, Inc. (A)	53,300	1,916,135
Williams-Sonoma, Inc.	15,000	2,011,950
		11,803,020
Textiles, Apparel & Luxury Goods - 0.5%
Steven Madden Ltd.	37,400	1,681,878
Tapestry, Inc.	31,100	1,475,695
		3,157,573
Trading Companies & Distributors - 0.7%
WESCO International, Inc.	25,100	4,818,447
Total Common Stocks (Cost $526,840,215)		671,190,618
	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (F)	1,755,822	$ 1,755,822
Total Other Investment Company (Cost $1,755,822)		1,755,822

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 2.10% (F), dated 10/31/2024, to be repurchased at $23,514,909 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $23,983,871.	$ 23,513,537	23,513,537
Total Repurchase Agreement (Cost $23,513,537)		23,513,537
Total Investments (Cost $552,109,574)		696,459,977
Net Other Assets (Liabilities) - (0.4)%		(2,859,416)
Net Assets - 100.0%		$ 693,600,561
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$671,190,618	$—	$0	$671,190,618
Other Investment Company	1,755,822	—	—	1,755,822
Repurchase Agreement	—	23,513,537	—	23,513,537
Total Investments	$672,946,440	$23,513,537	$0	$696,459,977
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Security is Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2024, the total value of the securities is $0, representing 0.0% of the Fund’s net assets.
(D)	Security deemed worthless.
(E)
All or a portion of the security is on loan. The total value of the securities on loan is $3,165,933, collateralized by cash collateral of $1,755,822 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,484,839. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Rate disclosed reflects the yield at October 31, 2024.
(G)
There were no transfers in or out of Level 3 during the period ended October 31, 2024. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

(H)	Level 3 security was not considered significant to the Fund.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $528,596,037) (including securities loaned of $3,165,933)	$672,946,440
Repurchase agreement, at value (cost $23,513,537)	23,513,537
Receivables and other assets:
Investments sold	210,468
Net income from securities lending	5,736
Shares of beneficial interest sold	200,290
Dividends	322,902
Interest	1,372
Total assets	697,200,745
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,755,822
Payables and other liabilities:
Shares of beneficial interest redeemed	1,131,670
Investment management fees	445,833
Distribution and service fees	91,057
Transfer agent fees	66,491
Trustee and CCO fees	193
Audit and tax fees	24,338
Custody fees	39,465
Legal fees	8,601
Printing and shareholder reports fees	16,382
Registration fees	816
Other accrued expenses	19,516
Total liabilities	3,600,184
Net assets	$693,600,561
Net assets consist of:
Paid-in capital	$491,646,200
Total distributable earnings (accumulated losses)	201,954,361
Net assets	$693,600,561
Net assets by class:
Class A	$316,252,377
Class C	26,099,016
Class I	273,852,548
Class I2	5,371,280
Class R6	72,025,340
Shares outstanding (unlimited shares, no par value):
Class A	10,762,445
Class C	1,122,178
Class I	8,855,246
Class I2	173,092
Class R6	2,308,354
Net asset value per share: (A)
Class A	$29.38
Class C	23.26
Class I	30.93
Class I2	31.03
Class R6	31.20
Maximum offering price per share: (B)
Class A	$31.09

(A)
Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$13,067,636
Interest income	584,765
Net income from securities lending	76,770
Withholding taxes on foreign income	(3,841)
Total investment income	13,725,330
Expenses:
Investment management fees	5,336,493
Distribution and service fees:
Class A	808,275
Class C	289,202
Transfer agent fees:
Class A	453,431
Class C	39,468
Class I	284,545
Class I2	372
Class R6	5,545
Trustee and CCO fees	28,748
Audit and tax fees	30,595
Custody fees	58,013
Legal fees	54,891
Printing and shareholder reports fees	53,323
Registration fees	74,645
Other	59,889
Total expenses	7,577,435
Net investment income (loss)	6,147,895
Net realized gain (loss) on:
Investments	82,345,917
Foreign currency transactions	(169)
Net realized gain (loss)	82,345,748
Net change in unrealized appreciation (depreciation) on:
Investments	60,018,728
Net realized and change in unrealized gain (loss)	142,364,476
Net increase (decrease) in net assets resulting from operations	$148,512,371
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$6,147,895	$6,024,274
Net realized gain (loss)	82,345,748	22,115,475
Net change in unrealized appreciation (depreciation)	60,018,728	(34,005,221)
Net increase (decrease) in net assets resulting from operations	148,512,371	(5,865,472)
Dividends and/or distributions to shareholders:
Class A	(15,336,257)	(29,339,982)
Class C	(1,568,233)	(3,899,923)
Class I	(12,959,654)	(26,439,196)
Class I2	(224,541)	(380,158)
Class R6	(4,032,328)	(7,594,663)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(34,121,013)	(67,653,922)
Capital share transactions:
Proceeds from shares sold:
Class A	18,762,470	18,799,926
Class C	2,382,828	4,882,578
Class I	36,360,380	45,543,099
Class I2	556,649	518,098
Class R6	13,899,344	15,474,542
	71,961,671	85,218,243
Dividends and/or distributions reinvested:
Class A	14,221,405	27,324,800
Class C	1,520,500	3,790,538
Class I	11,508,736	23,379,457
Class I2	224,541	380,158
Class R6	3,963,858	7,468,522
	31,439,040	62,343,475
Cost of shares redeemed:
Class A	(69,868,123)	(56,278,308)
Class C	(7,556,781)	(9,263,009)
Class I	(67,117,114)	(96,724,927)
Class I2	(324,394)	(638,042)
Class R6	(33,961,072)	(26,238,718)
	(178,827,484)	(189,143,004)
Automatic conversions:
Class A	3,665,066	5,831,158
Class C	(3,665,066)	(5,831,158)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(75,426,773)	(41,581,286)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	7,280 (A)	—
Class C	2,076 (A)	—
	9,356	—
Net increase (decrease) in net assets	38,973,941	(115,100,680)
Net assets:
Beginning of year	654,626,620	769,727,300
End of year	$693,600,561	$654,626,620
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	673,254	715,509
Class C	108,645	225,955
Class I	1,249,468	1,633,111
Class I2	19,118	18,721
Class R6	473,813	554,676
	2,524,298	3,147,972
Shares reinvested:
Class A	530,848	1,080,459
Class C	71,251	185,994
Class I	409,127	882,577
Class I2	7,962	14,319
Class R6	139,769	279,825
	1,158,957	2,443,174
Shares redeemed:
Class A	(2,499,201)	(2,143,228)
Class C	(340,394)	(439,128)
Class I	(2,299,267)	(3,531,401)
Class I2	(11,042)	(23,024)
Class R6	(1,163,983)	(942,161)
	(6,313,887)	(7,078,942)
Automatic conversions:
Class A	132,099	220,459
Class C	(166,017)	(273,703)
	(33,918)	(53,244)
Net increase (decrease) in shares outstanding:
Class A	(1,163,000)	(126,801)
Class C	(326,515)	(300,882)
Class I	(640,672)	(1,015,713)
Class I2	16,038	10,016
Class R6	(550,401)	(107,660)
	(2,664,550)	(1,541,040)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$24.94	$27.73	$32.73	$21.78	$25.45
Investment operations:
Net investment income (loss) (A)	0.21	0.18	0.12	0.06	0.14
Net realized and unrealized gain (loss)	5.54	(0.51)	(1.80)	11.02	(2.99)
Total investment operations	5.75	(0.33)	(1.68)	11.08	(2.85)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.16)	(0.02)	(0.13)	(0.13)
Net realized gains	(1.07)	(2.30)	(3.30)	—	(0.69)
Total dividends and/or distributions to shareholders	(1.31)	(2.46)	(3.32)	(0.13)	(0.82)
Net asset value, end of year	$29.38	$24.94	$27.73	$32.73	$21.78
Total return (E)	23.55%(C)	(1.30)%	(5.72)%(D)	51.02%	(11.70)%
Ratio and supplemental data:
Net assets end of year (000’s)	$316,253	$297,422	$334,241	$386,681	$268,643
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.22%	1.21%	1.23%	1.31%
Including waiver and/or reimbursement and recapture	1.20%	1.22%(F)	1.21%(F)	1.23%	1.31%
Net investment income (loss) to average net assets	0.75%	0.68%	0.41%	0.18%	0.61%
Portfolio turnover rate	46%	32%	44%	53%	65%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$19.97	$22.69	$27.55	$18.37	$21.62
Investment operations:
Net investment income (loss) (A)	0.00	(0.01)	(0.08)	(0.12)	(0.01)
Net realized and unrealized gain (loss)	4.43	(0.41)	(1.48)	9.30	(2.55)
Total investment operations	4.43	(0.42)	(1.56)	9.18	(2.56)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	—	—	—	—
Net realized gains	(1.07)	(2.30)	(3.30)	—	(0.69)
Total dividends and/or distributions to shareholders	(1.14)	(2.30)	(3.30)	—	(0.69)
Net asset value, end of year	$23.26	$19.97	$22.69	$27.55	$18.37
Total return (E)	22.67%(C)	(2.04)%	(6.43)%(D)	49.97%	(12.35)%
Ratio and supplemental data:
Net assets end of year (000’s)	$26,099	$28,931	$39,700	$51,556	$58,622
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.95%	1.97%	1.97%	1.96%	2.02%
Including waiver and/or reimbursement and recapture	1.95%	1.97%(F)	1.96%	1.96%	2.02%
Net investment income (loss) to average net assets	0.01%	(0.04)%	(0.33)%	(0.49)%	(0.04)%
Portfolio turnover rate	46%	32%	44%	53%	65%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.01%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$26.18	$29.00	$34.08	$22.67	$26.46
Investment operations:
Net investment income (loss) (A)	0.30	0.27	0.21	0.15	0.23
Net realized and unrealized gain (loss)	5.84	(0.55)	(1.87)	11.47	(3.11)
Total investment operations	6.14	(0.28)	(1.66)	11.62	(2.88)
Contributions from affiliate	—	—	0.02 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.24)	(0.14)	(0.21)	(0.22)
Net realized gains	(1.07)	(2.30)	(3.30)	—	(0.69)
Total dividends and/or distributions to shareholders	(1.39)	(2.54)	(3.44)	(0.21)	(0.91)
Net asset value, end of year	$30.93	$26.18	$29.00	$34.08	$22.67
Total return	23.96%	(1.05)%	(5.36)%(B)	51.51%	(11.41)%
Ratio and supplemental data:
Net assets end of year (000’s)	$273,853	$248,649	$304,806	$364,551	$228,537
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.92%	0.93%	0.92%	0.95%
Including waiver and/or reimbursement and recapture	0.91%	0.92%	0.93%	0.92%	0.95%
Net investment income (loss) to average net assets	1.03%	0.99%	0.70%	0.47%	0.98%
Portfolio turnover rate	46%	32%	44%	53%	65%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$26.27	$29.09	$34.18	$22.73	$26.52
Investment operations:
Net investment income (loss) (A)	0.33	0.30	0.24	0.24	0.25
Net realized and unrealized gain (loss)	5.85	(0.55)	(1.88)	11.45	(3.11)
Total investment operations	6.18	(0.25)	(1.64)	11.69	(2.86)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.27)	(0.15)	(0.24)	(0.24)
Net realized gains	(1.07)	(2.30)	(3.30)	—	(0.69)
Total dividends and/or distributions to shareholders	(1.42)	(2.57)	(3.45)	(0.24)	(0.93)
Net asset value, end of year	$31.03	$26.27	$29.09	$34.18	$22.73
Total return	24.04%	(0.93)%	(5.36)%	51.70%	(11.30)%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,371	$4,126	$4,277	$4,725	$17,795
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.83%	0.83%	0.82%	0.85%
Including waiver and/or reimbursement and recapture	0.82%	0.83%	0.83%	0.82%	0.85%
Net investment income (loss) to average net assets	1.13%	1.07%	0.79%	0.83%	1.06%
Portfolio turnover rate	46%	32%	44%	53%	65%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$26.41	$29.23	$34.33	$22.83	$26.64
Investment operations:
Net investment income (loss) (A)	0.34	0.30	0.24	0.19	0.24
Net realized and unrealized gain (loss)	5.87	(0.55)	(1.89)	11.55	(3.12)
Total investment operations	6.21	(0.25)	(1.65)	11.74	(2.88)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.27)	(0.15)	(0.24)	(0.24)
Net realized gains	(1.07)	(2.30)	(3.30)	—	(0.69)
Total dividends and/or distributions to shareholders	(1.42)	(2.57)	(3.45)	(0.24)	(0.93)
Net asset value, end of year	$31.20	$26.41	$29.23	$34.33	$22.83
Total return	24.03%	(0.93)%	(5.36)%	51.69%	(11.32)%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,025	$75,499	$86,703	$93,544	$51,481
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.83%	0.83%	0.82%	0.85%
Including waiver and/or reimbursement and recapture	0.82%	0.83%	0.83%	0.82%	0.85%
Net investment income (loss) to average net assets	1.14%	1.08%	0.79%	0.59%	1.04%
Portfolio turnover rate	46%	32%	44%	53%	65%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Small/Mid Cap Value (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $24,653.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,755,822	$—	$—	$—	$1,755,822
Total Borrowings	$1,755,822	$—	$—	$—	$1,755,822
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$57,915,647	8.35%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective May 1, 2024
First $100 million	0.775%
Over $100 million up to $350 million	0.755
Over $350 million up to $500 million	0.735
Over $500 million up to $750 million	0.725
Over $750 million up to $1 billion	0.715
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670
Prior to May 1, 2024
First $100 million	0.790
Over $100 million up to $350 million	0.780
Over $350 million up to $500 million	0.770
Over $500 million up to $750 million	0.750
Over $750 million up to $1 billion	0.745
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2024
Class A	1.23%	March 1, 2026
Class C	1.99	March 1, 2026
Class I	0.96	March 1, 2026
Class I2, Class R6	0.85	March 1, 2026
Prior to May 1, 2024
Class A	1.26
Class C	2.02
Class I	0.97
Class I2, Class R6	0.88
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of October 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$74,104	$64
Class C	—	1,116
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$772,969	$64,701
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$313,237,895	$—	$415,653,794	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$5,724,705	$(5,724,705)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$570,840,203	$164,128,270	$(38,508,496)	$125,619,774
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$6,920,469	$—	$27,200,544	$—	$3,974,090	$—	$63,679,832	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$9,424,540	$—	$66,910,047	$—	$—	$—	$125,619,774
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $6,920,469 of qualified dividend income.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $27,200,544 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management- Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Small/Mid Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley (each a “Sub-Adviser” and collectively the “Sub-Advisers”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period and in line with the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 3-, 5- and 10-year periods and below the benchmark for the past 1-year period. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced sub-advising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued sub-advising the Fund’s small-cap sleeve on December 4, 2016 pursuant to the Fund’s current investment strategies.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica Small/Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by each Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that each Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA S/M CV 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Sustainable Equity Income
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 99.4%
Banks - 5.9%
Bank of America Corp.	101,094	$ 4,227,751
Citizens Financial Group, Inc.	70,165	2,955,350
U.S. Bancorp	63,100	3,048,361
		10,231,462
Biotechnology - 3.5%
Gilead Sciences, Inc.	67,385	5,985,136
Capital Markets - 8.9%
CME Group, Inc.	26,868	6,054,973
Moody's Corp.	5,786	2,627,075
Morgan Stanley	30,341	3,527,141
Stifel Financial Corp.	30,584	3,169,114
		15,378,303
Chemicals - 2.0%
Linde PLC	7,623	3,477,231
Commercial Services & Supplies - 3.0%
Republic Services, Inc.	26,335	5,214,330
Communications Equipment - 3.9%
Cisco Systems, Inc.	124,208	6,802,872
Consumer Staples Distribution & Retail - 1.3%
Costco Wholesale Corp.	2,549	2,228,285
Containers & Packaging - 2.9%
Packaging Corp. of America	21,973	5,030,499
Diversified Telecommunication Services - 1.2%
TELUS Corp. (A)	128,089	2,025,087
Electrical Equipment - 2.2%
Schneider Electric SE, ADR	74,916	3,872,408
Ground Transportation - 1.6%
Union Pacific Corp.	11,807	2,740,050
Health Care Equipment & Supplies - 2.3%
Medtronic PLC	44,377	3,960,647
Health Care Providers & Services - 4.1%
Elevance Health, Inc.	7,036	2,854,928
Quest Diagnostics, Inc.	27,298	4,226,549
		7,081,477
Household Durables - 1.5%
D.R. Horton, Inc.	14,955	2,527,395
Household Products - 5.7%
Colgate-Palmolive Co.	67,135	6,291,221
Kimberly-Clark Corp.	26,800	3,596,024
		9,887,245
Independent Power & Renewable Electricity Producers - 1.2%
AES Corp.	127,963	2,110,110
Insurance - 7.0%
Cincinnati Financial Corp.	25,312	3,564,689
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	78,216	$ 6,133,699
Progressive Corp.	10,061	2,443,112
		12,141,500
IT Services - 1.3%
Accenture PLC, Class A	6,456	2,226,158
Machinery - 1.5%
Xylem, Inc.	21,434	2,610,233
Media - 2.1%
Omnicom Group, Inc.	35,646	3,600,246
Metals & Mining - 1.7%
Steel Dynamics, Inc.	22,276	2,907,018
Pharmaceuticals - 4.5%
Bristol-Myers Squibb Co.	56,495	3,150,726
Merck & Co., Inc.	46,113	4,718,282
		7,869,008
Professional Services - 4.4%
Automatic Data Processing, Inc.	15,343	4,437,810
RELX PLC, ADR (A)	70,492	3,258,140
		7,695,950
Semiconductors & Semiconductor Equipment - 8.4%
Broadcom, Inc.	23,680	4,020,154
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,432	4,083,653
Texas Instruments, Inc.	31,383	6,375,770
		14,479,577
Software - 2.6%
Microsoft Corp.	10,992	4,466,599
Specialized REITs - 4.5%
American Tower Corp.	9,398	2,006,849
Digital Realty Trust, Inc.	15,073	2,686,461
Weyerhaeuser Co.	101,671	3,168,068
		7,861,378
Specialty Retail - 2.9%
Home Depot, Inc.	12,729	5,012,044
Trading Companies & Distributors - 6.1%
United Rentals, Inc.	5,235	4,255,008
Watsco, Inc.	5,471	2,587,838
WESCO International, Inc.	18,887	3,625,737
		10,468,583
Water Utilities - 1.2%
Essential Utilities, Inc.	52,646	2,032,136
Total Common Stocks (Cost $137,989,880)		171,922,967
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (B)	1,915,802	$ 1,915,802
Total Other Investment Company (Cost $1,915,802)		1,915,802

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 2.10% (B), dated 10/31/2024, to be repurchased at $948,603 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $967,693.	$ 948,548	948,548
Total Repurchase Agreement (Cost $948,548)		948,548
Total Investments (Cost $140,854,230)		174,787,317
Net Other Assets (Liabilities) - (1.1)%		(1,917,328)
Net Assets - 100.0%		$ 172,869,989
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$171,922,967	$—	$—	$171,922,967
Other Investment Company	1,915,802	—	—	1,915,802
Repurchase Agreement	—	948,548	—	948,548
Total Investments	$173,838,769	$948,548	$—	$174,787,317
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $2,452,962, collateralized by cash collateral of $1,915,802 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $602,940. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $139,905,682) (including securities loaned of $2,452,962)	$173,838,769
Repurchase agreement, at value (cost $948,548)	948,548
Receivables and other assets:
Net income from securities lending	649
Shares of beneficial interest sold	17,133
Dividends	182,067
Interest	55
Tax reclaims	12,651
Total assets	174,999,872
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,915,802
Payables and other liabilities:
Shares of beneficial interest redeemed	50,150
Investment management fees	99,729
Distribution and service fees	13,076
Transfer agent fees	3,360
Trustee and CCO fees	47
Audit and tax fees	22,671
Custody fees	10,721
Legal fees	2,658
Printing and shareholder reports fees	3,106
Registration fees	815
Other accrued expenses	7,748
Total liabilities	2,129,883
Net assets	$172,869,989
Net assets consist of:
Paid-in capital	$125,770,033
Total distributable earnings (accumulated losses)	47,099,956
Net assets	$172,869,989
Net assets by class:
Class A	$55,560,808
Class C	1,222,446
Class I	1,576,225
Class I2	112,926,485
Class R6	1,584,025
Shares outstanding (unlimited shares, no par value):
Class A	6,474,259
Class C	143,304
Class I	183,307
Class I2	13,167,988
Class R6	184,822
Net asset value per share: (A)
Class A	$8.58
Class C	8.53
Class I	8.60
Class I2	8.58
Class R6	8.57
Maximum offering price per share: (B)
Class A	$9.08

(A)
Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$4,878,516
Interest income	34,858
Net income from securities lending	17,077
Withholding taxes on foreign income	(65,233)
Total investment income	4,865,218
Expenses:
Investment management fees	1,282,825
Distribution and service fees:
Class A	140,314
Class C	12,243
Transfer agent fees:
Class A	25,908
Class C	2,266
Class I	1,710
Class I2	9,969
Class R6	118
Trustee and CCO fees	7,722
Audit and tax fees	23,339
Custody fees	15,649
Legal fees	21,103
Printing and shareholder reports fees	12,003
Registration fees	75,822
Other	26,335
Total expenses before waiver and/or reimbursement and recapture	1,657,326
Expenses waived and/or reimbursed:
Class C	(707)
Class I	(1,478)
Recapture of previously waived and/or reimbursed fees:
Class C	196
Net expenses	1,655,337
Net investment income (loss)	3,209,881
Net realized gain (loss) on:
Investments	23,558,982
Foreign currency transactions	(3,962)
Net realized gain (loss)	23,555,020
Net change in unrealized appreciation (depreciation) on:
Investments	32,775,675
Net realized and change in unrealized gain (loss)	56,330,695
Net increase (decrease) in net assets resulting from operations	$59,540,576
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$3,209,881	$5,382,343
Net realized gain (loss)	23,555,020	(6,332,373)
Net change in unrealized appreciation (depreciation)	32,775,675	(2,056,110)
Net increase (decrease) in net assets resulting from operations	59,540,576	(3,006,140)
Dividends and/or distributions to shareholders:
Class A	(909,379)	(823,307)
Class C	(9,399)	(7,781)
Class I	(29,542)	(32,222)
Class I2	(2,695,184)	(3,692,516)
Class R6	(30,356)	(29,315)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,673,860)	(4,585,141)
Capital share transactions:
Proceeds from shares sold:
Class A	2,379,409	4,524,723
Class C	25,389	61,480
Class I	274,505	201,895
Class I2	300,246	5,961,123
Class R6	273,479	412,509
	3,253,028	11,161,730
Dividends and/or distributions reinvested:
Class A	909,154	823,082
Class C	8,949	7,483
Class I	29,542	32,222
Class I2	2,695,184	3,692,516
Class R6	30,356	29,315
	3,673,185	4,584,618
Cost of shares redeemed:
Class A	(14,267,736)	(11,707,958)
Class C	(169,784)	(143,311)
Class I	(604,318)	(1,421,185)
Class I2	(117,734,765)	(33,366,922)
Class R6	(799,762)	(324,500)
	(133,576,365)	(46,963,876)
Automatic conversions:
Class A	85,258	352,880
Class C	(85,258)	(352,880)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(126,650,152)	(31,217,528)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	88 (A)	—
	88	—
Net increase (decrease) in net assets	(70,783,348)	(38,808,809)
Net assets:
Beginning of year	243,653,337	282,462,146
End of year	$172,869,989	$243,653,337
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	294,910	647,885
Class C	3,244	8,712
Class I	35,139	28,003
Class I2	40,087	830,958
Class R6	34,538	58,624
	407,918	1,574,182
Shares reinvested:
Class A	115,725	118,300
Class C	1,164	1,078
Class I	3,748	4,618
Class I2	348,345	531,510
Class R6	3,874	4,226
	472,856	659,732
Shares redeemed:
Class A	(1,798,056)	(1,653,006)
Class C	(21,611)	(20,627)
Class I	(75,927)	(196,119)
Class I2	(15,525,951)	(4,740,906)
Class R6	(104,621)	(45,805)
	(17,526,166)	(6,656,463)
Automatic conversions:
Class A	10,994	49,081
Class C	(11,064)	(49,426)
	(70)	(345)
Net increase (decrease) in shares outstanding:
Class A	(1,376,427)	(837,740)
Class C	(28,267)	(60,263)
Class I	(37,040)	(163,498)
Class I2	(15,137,519)	(3,378,438)
Class R6	(66,209)	17,045
	(16,645,462)	(4,422,894)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.63	$6.86	$9.53	$6.86	$9.57
Investment operations:
Net investment income (loss) (A)	0.11	0.12	0.11	0.13	0.15
Net realized and unrealized gain (loss)	1.97	(0.25)	(1.31)	2.66	(1.60)
Total investment operations	2.08	(0.13)	(1.20)	2.79	(1.45)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.10)	(0.12)	(0.12)	(0.16)
Net realized gains	—	—	(1.34)	—	(1.10)
Return of capital	—	—	(0.01)	—	—
Total dividends and/or distributions to shareholders	(0.13)	(0.10)	(1.47)	(0.12)	(1.26)
Net asset value, end of year	$8.58	$6.63	$6.86	$9.53	$6.86
Total return (E)	31.49%(C)	(1.91)%	(14.38)%(D)	40.92%	(17.52)%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,561	$52,013	$59,568	$81,027	$69,391
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%	1.03%	1.01%	1.02%	1.06%
Including waiver and/or reimbursement and recapture	1.05%	1.03%(F)	1.01%(F)	1.02%	1.06%
Net investment income (loss) to average net assets	1.42%	1.74%	1.50%	1.46%	1.94%
Portfolio turnover rate	25%	11%	28%	164%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.59	$6.81	$9.48	$6.83	$9.52
Investment operations:
Net investment income (loss) (A)	0.04	0.06	0.05	0.06	0.09
Net realized and unrealized gain (loss)	1.96	(0.24)	(1.32)	2.64	(1.59)
Total investment operations	2.00	(0.18)	(1.27)	2.70	(1.50)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.04)	(0.06)	(0.05)	(0.09)
Net realized gains	—	—	(1.34)	—	(1.10)
Return of capital	—	—	(0.00)(B)	—	—
Total dividends and/or distributions to shareholders	(0.06)	(0.04)	(1.40)	(0.05)	(1.19)
Net asset value, end of year	$8.53	$6.59	$6.81	$9.48	$6.83
Total return (D)	30.43%	(2.69)%	(15.26)%(C)	39.74%	(18.21)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,222	$1,130	$1,579	$2,271	$2,641
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.94%	1.91%	1.91%	1.93%
Including waiver and/or reimbursement and recapture	1.90%	1.90%	1.90%	1.89%	1.90%
Net investment income (loss) to average net assets	0.56%	0.88%	0.62%	0.68%	1.23%
Portfolio turnover rate	25%	11%	28%	164%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.63	$6.86	$9.54	$6.86	$9.57
Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.14	0.15	0.17
Net realized and unrealized gain (loss)	1.98	(0.25)	(1.33)	2.66	(1.61)
Total investment operations	2.11	(0.11)	(1.19)	2.81	(1.44)
Contributions from affiliate	—	—	0.03 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.17)	(0.13)	(0.17)
Net realized gains	—	—	(1.34)	—	(1.10)
Return of capital	—	—	(0.01)	—	—
Total dividends and/or distributions to shareholders	(0.14)	(0.12)	(1.52)	(0.13)	(1.27)
Net asset value, end of year	$8.60	$6.63	$6.86	$9.54	$6.86
Total return	32.04%	(1.73)%	(13.84)%(B)	41.29%	(17.36)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,576	$1,461	$2,632	$4,463	$8,240
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.84%	0.83%	0.85%	0.88%
Including waiver and/or reimbursement and recapture	0.77%(C)	0.75%(C)	0.74%(C)(D)	0.77%(D)	0.88%
Net investment income (loss) to average net assets	1.70%	2.02%	1.84%	1.75%	2.16%
Portfolio turnover rate	25%	11%	28%	164%	45%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.42%.

(C)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.62	$6.85	$9.53	$6.86	$9.57
Investment operations:
Net investment income (loss) (A)	0.14	0.14	0.14	0.17	0.16
Net realized and unrealized gain (loss)	1.97	(0.25)	(1.33)	2.64	(1.59)
Total investment operations	2.11	(0.11)	(1.19)	2.81	(1.43)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.14)	(0.14)	(0.18)
Net realized gains	—	—	(1.34)	—	(1.10)
Return of capital	—	—	(0.01)	—	—
Total dividends and/or distributions to shareholders	(0.15)	(0.12)	(1.49)	(0.14)	(1.28)
Net asset value, end of year	$8.58	$6.62	$6.85	$9.53	$6.86
Total return	32.06%	(1.63)%	(14.23)%	41.31%	(17.26)%
Ratio and supplemental data:
Net assets end of year (000’s)	$112,926	$187,388	$217,081	$253,200	$420,958
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.74%	0.73%	0.74%	0.78%
Including waiver and/or reimbursement and recapture	0.76%	0.74%	0.73%	0.74%	0.78%
Net investment income (loss) to average net assets	1.77%	2.03%	1.80%	1.97%	2.18%
Portfolio turnover rate	25%	11%	28%	164%	45%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.62	$6.85	$9.53	$6.86	$9.57
Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.14	0.16	0.16
Net realized and unrealized gain (loss)	1.97	(0.25)	(1.33)	2.65	(1.59)
Total investment operations	2.10	(0.11)	(1.19)	2.81	(1.43)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.14)	(0.14)	(0.18)
Net realized gains	—	—	(1.34)	—	(1.10)
Return of capital	—	—	(0.01)	—	—
Total dividends and/or distributions to shareholders	(0.15)	(0.12)	(1.49)	(0.14)	(1.28)
Net asset value, end of year	$8.57	$6.62	$6.85	$9.53	$6.86
Total return	31.91%	(1.62)%	(14.23)%	41.31%	(17.25)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,584	$1,661	$1,602	$3,364	$4,586
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.74%	0.73%	0.74%	0.78%
Including waiver and/or reimbursement and recapture	0.77%	0.74%	0.73%	0.74%	0.78%
Net investment income (loss) to average net assets	1.71%	2.02%	1.80%	1.93%	2.18%
Portfolio turnover rate	25%	11%	28%	164%	45%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Sustainable Equity Income (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
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Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of
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Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
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Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
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Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,915,802	$—	$—	$—	$1,915,802
Total Borrowings	$1,915,802	$—	$—	$—	$1,915,802
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Fund will pay dividends in the future or that, if dividends are paid, they will not decrease. The Fund’s emphasis on dividend paying stocks could cause the Fund’s share price and total return to fluctuate more than, or cause the Fund to underperform, similar Funds that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon Ltd. AAM UK provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AAM UK, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$129,980,945	75.19%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.07%	March 1, 2025
Class C	1.90	March 1, 2025
Class I	0.88	March 1, 2025
Class I2, Class R6	0.78	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class C	$639	$723	$707	$2,069
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,112	$202
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class A of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$38,998	$3,194
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$47,248,362	$—	$172,761,706	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2024, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$1,088,493	$(1,088,493)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$140,885,827	$39,436,785	$(5,535,295)	$33,901,490
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $9,484,668.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$3,673,860	$—	$—	$—	$4,585,141	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$301,467	$—	$12,896,999	$—	$—	$—	$33,901,490
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Sustainable Equity Income
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Sustainable Equity Income (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $4,673,265 of qualified dividend income.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Sustainable Equity Income (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon Asset Management UK plc (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies. The Trustees also noted recent organizational changes at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the organizational transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2024.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Equity Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA SUS EQTY INC 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Sustainable Growth Equity
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Sustainable Growth Equity

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 4.5%
Axon Enterprise, Inc. (A)	440	$ 186,340
TransDigm Group, Inc.	122	158,881
		345,221
Banks - 1.2%
Bank of America Corp.	2,290	95,768
Biotechnology - 5.0%
AbbVie, Inc.	645	131,496
Ascendis Pharma AS, ADR (A)	2,070	254,238
		385,734
Broadline Retail - 7.3%
Amazon.com, Inc. (A)	3,025	563,860
Capital Markets - 2.5%
S&P Global, Inc.	150	72,054
Tradeweb Markets, Inc., Class A	950	120,650
		192,704
Construction & Engineering - 1.1%
Comfort Systems USA, Inc.	210	82,118
Consumer Staples Distribution & Retail - 1.9%
Costco Wholesale Corp.	166	145,114
Electrical Equipment - 4.2%
AMETEK, Inc.	475	87,086
GE Vernova, Inc. (A)	420	126,697
Vertiv Holdings Co., Class A	1,040	113,662
		327,445
Entertainment - 1.8%
Netflix, Inc. (A)	180	136,085
Financial Services - 4.3%
Global Payments, Inc.	600	62,226
Visa, Inc., Class A	925	268,111
		330,337
Ground Transportation - 0.9%
CSX Corp.	2,200	74,008
Health Care Equipment & Supplies - 2.1%
Cooper Cos., Inc. (A)	830	86,884
Dexcom, Inc. (A)	1,060	74,709
		161,593
Health Care Providers & Services - 1.2%
UnitedHealth Group, Inc.	162	91,449
	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 1.7%
Chipotle Mexican Grill, Inc. (A)	2,360	$ 131,617
Insurance - 2.0%
Progressive Corp.	630	152,983
Interactive Media & Services - 7.5%
Alphabet, Inc., Class A	1,690	289,176
Alphabet, Inc., Class C	1,695	292,709
		581,885
Life Sciences Tools & Services - 0.7%
ICON PLC (A)	260	57,749
Pharmaceuticals - 1.6%
Eli Lilly & Co.	150	124,461
Professional Services - 1.2%
Booz Allen Hamilton Holding Corp.	500	90,830
Semiconductors & Semiconductor Equipment - 15.7%
ASML Holding NV	125	84,069
NVIDIA Corp.	6,320	839,043
NXP Semiconductors NV	460	107,870
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	990	188,635
		1,219,617
Software - 21.3%
Cadence Design Systems, Inc. (A)	365	100,784
Microsoft Corp.	2,210	898,033
Oracle Corp.	810	135,950
Salesforce, Inc.	426	124,124
Samsara, Inc., Class A (A)	1,780	85,066
SAP SE, ADR	540	126,166
ServiceNow, Inc. (A)	195	181,933
		1,652,056
Technology Hardware, Storage & Peripherals - 9.9%
Apple, Inc.	3,390	765,835
Total Common Stocks (Cost $5,505,913)		7,708,469
Total Investments (Cost $5,505,913)		7,708,469
Net Other Assets (Liabilities) - 0.4%		32,680
Net Assets - 100.0%		$ 7,741,149
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$7,708,469	$—	$—	$7,708,469
Total Investments	$7,708,469	$—	$—	$7,708,469
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $5,505,913)	$7,708,469
Cash	78,722
Receivables and other assets:
Dividends	1,174
Tax reclaims	123
Total assets	7,788,488
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	10,615
Investment management fees	4,943
Distribution and service fees	82
Transfer agent fees	113
Trustee and CCO fees	2
Audit and tax fees	22,359
Custody fees	3,462
Legal fees	76
Printing and shareholder reports fees	244
Registration fees	381
Other accrued expenses	5,062
Total liabilities	47,339
Net assets	$7,741,149
Net assets consist of:
Paid-in capital	$5,337,327
Total distributable earnings (accumulated losses)	2,403,822
Net assets	$7,741,149
Net assets by class:
Class A	$380,349
Class R6	7,360,800
Shares outstanding (unlimited shares, no par value):
Class A	25,952
Class R6	499,576
Net asset value per share: (A)
Class A	$14.66
Class R6	14.73
Maximum offering price per share: (B)
Class A	$15.51

(A)	Net asset value per share for Class R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$53,026
Interest income	2,894
Withholding taxes on foreign income	(735)
Total investment income	55,185
Expenses:
Investment management fees	33,232
Distribution and service fees:
Class A	505
Transfer agent fees:
Class A	562
Class R6	504
Trustee and CCO fees	283
Audit and tax fees	20,651
Custody fees	5,416
Legal fees	516
Printing and shareholder reports fees	1,726
Registration fees	35,078
Index fees	7,068
Filing fees	9,701
Other	175
Total expenses before waiver and/or reimbursement and recapture	115,417
Expenses waived and/or reimbursed:
Class A	(3,205)
Class R6	(83,880)
Recapture of previously waived and/or reimbursed fees:
Class A	734
Class R6	9,821
Net expenses	38,887
Net investment income (loss)	16,298
Net realized gain (loss) on:
Investments	202,884
Net change in unrealized appreciation (depreciation) on:
Investments	1,914,112
Net realized and change in unrealized gain (loss)	2,116,996
Net increase (decrease) in net assets resulting from operations	$2,133,294
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023 (A)
From operations:
Net investment income (loss)	$16,298	$(3,578)
Net realized gain (loss)	202,884	(11,012)
Net change in unrealized appreciation (depreciation)	1,914,112	288,444
Net increase (decrease) in net assets resulting from operations	2,133,294	273,854
Dividends and/or distributions to shareholders:
Class R6	(7,036)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,036)	—
Capital share transactions:
Proceeds from shares sold:
Class A	291,982	251,872
Class R6	—	4,990,000
	291,982	5,241,872
Dividends and/or distributions reinvested:
Class R6	7,036	—
	7,036	—
Cost of shares redeemed:
Class A	(34,894)	(164,959)
	(34,894)	(164,959)
Net increase (decrease) in net assets resulting from capital share transactions	264,124	5,076,913
Net increase (decrease) in net assets	2,390,382	5,350,767
Net assets:
Beginning of year	5,350,767	—
End of year	$7,741,149	$5,350,767
Capital share transactions - shares:
Shares issued:
Class A	20,272	23,184
Class R6	—	499,000
	20,272	522,184
Shares reinvested:
Class R6	576	—
	576	—
Shares redeemed:
Class A	(2,490)	(15,014)
	(2,490)	(15,014)
Net increase (decrease) in shares outstanding:
Class A	17,782	8,170
Class R6	576	499,000
	18,358	507,170

(A)	Fund commenced operations on March 31, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$10.53	$10.00
Investment operations:
Net investment income (loss) (B)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	4.15	0.57
Total investment operations	4.13	0.53
Net asset value, end of year	$14.66	$10.53
Total return (C)	39.22%	5.30%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$380	$86
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.17%	5.71%(E)
Including waiver and/or reimbursement and recapture	0.95%	0.95%(E)
Net investment income (loss) to average net assets	(0.14)%	(0.61)%(E)
Portfolio turnover rate	52%	30%(D)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$10.55	$10.00
Investment operations:
Net investment income (loss) (B)	0.03	(0.01)
Net realized and unrealized gain (loss)	4.16	0.56
Total investment operations	4.19	0.55
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—
Net asset value, end of year	$14.73	$10.55
Total return	39.78%	5.50%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$7,361	$5,265
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.65%	5.14%(D)
Including waiver and/or reimbursement and recapture	0.55%	0.55%(D)
Net investment income (loss) to average net assets	0.25%	(0.11)%(D)
Portfolio turnover rate	52%	30%(C)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Sustainable Growth Equity (the "Fund") commenced operations on March 31, 2023. The Fund is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers two classes of shares, Class A and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $109.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$7,360,284	95.08%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.48%
Over $500 million up to $1 billion	0.47
Over $1 billion up to $2 billion	0.46
Over $2 billion	0.45
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.95%	March 1, 2025
Class R6	0.55	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$—	$808	$3,205	$4,013
Class R6	—	133,188	83,880	217,068
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$2,924	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,063	$112
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$3,806,554	$—	$3,494,088	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$5,507,243	$2,297,922	$(96,696)	$2,201,226
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $4,826.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$7,036	$—	$—	$—	$—	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$72,778	$—	$129,818	$—	$—	$—	$2,201,226
9. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Sustainable Growth Equity
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Sustainable Growth Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended and changes in its net assets and its financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $7,036 of qualified dividend income.
For corporate shareholders, 58% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Sustainable Growth Equity (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Westfield Capital Management Company, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the performance of the Fund since its inception on April 1, 2023 in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
and (ii) the Fund’s benchmarks, in each case for the period ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe since its inception.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and actual total expenses were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Sustainable Growth Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA SUS GROWTH EQTY 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica UltraShort Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 35.3%
Aerospace & Defense - 0.6%
Boeing Co.
2.25%, 06/15/2026	$ 210,000	$ 200,121
Automobiles - 2.6%
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	200,000	196,167
General Motors Financial Co., Inc.
3.80%, 04/07/2025	219,000	217,909
Volkswagen Group of America Finance LLC
3.95%, 06/06/2025 (A)	400,000	397,555
		811,631
Banks - 13.1%
Bank of America Corp.
Fixed until 09/15/2026, 5.93% (B), 09/15/2027	433,000	442,169
Barclays PLC
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	200,000	204,167
BNP Paribas SA
Fixed until 11/19/2024, 2.82% (B), 11/19/2025 (A)	200,000	199,762
Canadian Imperial Bank of Commerce
5.93%, 10/02/2026	116,000	118,730
Citibank NA
5.44%, 04/30/2026	265,000	268,195
Goldman Sachs Group, Inc.
3.50%, 11/16/2026	253,000	246,964
Intesa Sanpaolo SpA
7.00%, 11/21/2025 (A)	200,000	203,952
JPMorgan Chase & Co.
3.13%, 01/23/2025	330,000	328,730
Fixed until 07/22/2027, 4.98% (B), 07/22/2028	151,000	151,720
Lloyds Banking Group PLC
4.58%, 12/10/2025	200,000	198,597
Morgan Stanley
Fixed until 01/28/2026, 5.05% (B), 01/28/2027	85,000	85,246
NatWest Markets PLC
3.48%, 03/22/2025 (A)	200,000	198,638
PNC Financial Services Group, Inc.
Fixed until 06/12/2025, 5.81% (B), 06/12/2026	177,000	177,798
State Street Corp.
Fixed Until 03/30/2025, 2.90% (B), 03/30/2026	312,000	309,217
Truist Financial Corp.
4.00%, 05/01/2025	181,000	180,287
U.S. Bancorp
1.45%, 05/12/2025	196,000	192,725
UBS AG
1.38%, 01/13/2025 (A)	200,000	198,583
Wells Fargo & Co.
Fixed Until 02/11/2025, 2.16% (B), 02/11/2026	312,000	309,342
		4,014,822
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.7%
Keurig Dr. Pepper, Inc.
4.42%, 05/25/2025	$ 213,000	$ 212,555
Commercial Services & Supplies - 0.6%
Element Fleet Management Corp.
5.64%, 03/13/2027 (A)	102,000	103,390
6.27%, 06/26/2026 (A)	82,000	83,612
		187,002
Communications Equipment - 1.5%
Rogers Communications, Inc.
2.95%, 03/15/2025	125,000	124,014
T-Mobile USA, Inc.
2.25%, 02/15/2026	155,000	150,134
Verizon Communications, Inc.
4.13%, 03/16/2027	180,000	177,916
		452,064
Containers & Packaging - 0.1%
Berry Global, Inc.
4.88%, 07/15/2026 (A)	39,000	38,717
Electric Utilities - 0.9%
Dominion Energy, Inc.
2.85%, 08/15/2026	143,000	138,219
Exelon Corp.
3.40%, 04/15/2026	138,000	135,386
		273,605
Financial Services - 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
6.45%, 04/15/2027	166,000	171,841
Air Lease Corp.
3.25%, 03/01/2025	184,000	182,868
American Express Co.
3-Month SOFR Index + 0.65%, 5.79% (B), 11/04/2026	152,000	152,115
Avolon Holdings Funding Ltd.
4.25%, 04/15/2026 (A)	138,000	135,840
		642,664
Food Products - 1.2%
Cargill, Inc.
4.88%, 10/10/2025 (A)	177,000	177,475
Philip Morris International, Inc.
5.13%, 11/15/2024	200,000	200,008
		377,483
Health Care Equipment & Supplies - 0.7%
GE HealthCare Technologies, Inc.
5.60%, 11/15/2025	200,000	201,645
Health Care Providers & Services - 0.3%
HCA, Inc.
5.25%, 06/15/2026	87,000	87,344
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care REITs - 0.7%
Ventas Realty LP
3.25%, 10/15/2026	$ 108,000	$ 104,721
3.50%, 02/01/2025	100,000	99,585
		204,306
Hotels, Restaurants & Leisure - 0.4%
Warnermedia Holdings, Inc.
3.64%, 03/15/2025	132,000	131,258
Insurance - 2.3%
GA Global Funding Trust
2.25%, 01/06/2027 (A)	186,000	175,731
Metropolitan Life Global Funding I
5.00%, 01/06/2026 (A)	340,000	341,374
New York Life Global Funding
2.00%, 01/22/2025 (A)	176,000	174,858
		691,963
IT Services - 0.5%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	144,000	146,433
Machinery - 0.5%
Caterpillar Financial Services Corp.
4.45%, 10/16/2026	151,000	151,124
Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/2025	35,000	34,962
Oil, Gas & Consumable Fuels - 3.7%
DCP Midstream Operating LP
5.38%, 07/15/2025	73,000	73,064
Energy Transfer LP
6.05%, 12/01/2026	146,000	149,497
MPLX LP
4.88%, 12/01/2024	131,000	130,950
ONEOK, Inc.
5.55%, 11/01/2026	198,000	200,685
Ovintiv, Inc.
5.65%, 05/15/2025	255,000	255,855
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/2024	203,000	203,000
Williams Cos., Inc.
3.90%, 01/15/2025	109,000	108,729
		1,121,780
Personal Care Products - 0.5%
Kenvue, Inc.
5.50%, 03/22/2025	158,000	158,270
Pharmaceuticals - 1.4%
Bristol-Myers Squibb Co.
4.95%, 02/20/2026	179,000	180,145
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Pfizer Investment Enterprises Pte. Ltd.
4.65%, 05/19/2025	$ 238,000	$ 237,835
		417,980
Software - 0.3%
Fiserv, Inc.
3.20%, 07/01/2026	105,000	102,517
Transportation Infrastructure - 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.20%, 11/15/2025 (A)	155,000	149,225
Total Corporate Debt Securities (Cost $10,778,849)		10,809,471
ASSET-BACKED SECURITIES - 18.1%
ACM Auto Trust
Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	48,548	48,838
Series 2024-1A, Class A, 7.71%, 01/21/2031 (A)	41,376	41,592
American Express Credit Account Master Trust
Series 2021-1, Class A, 0.90%, 11/15/2026	305,000	304,511
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A, Class A, 2.33%, 08/20/2026 (A)	380,000	374,233
Series 2020-2A, Class A, 2.02%, 02/20/2027 (A)	350,000	338,921
Capital One Multi-Asset Execution Trust
Series 2019-A3, Class A3, 2.06%, 08/15/2028	300,000	287,287
Series 2022-A3, Class A, 4.95%, 10/15/2027	250,000	250,816
Chase Issuance Trust
Series 2022-A1, Class A, 3.97%, 09/15/2027	300,000	298,379
CIFC Funding Ltd.
Series 2017-4A, Class A1R, 3-Month Term SOFR + 1.21%, 5.85% (B), 10/24/2030 (A)	120,372	120,464
Discover Card Execution Note Trust
Series 2023-A1, Class A, 4.31%, 03/15/2028	300,000	298,857
Dryden 40 Senior Loan Fund
Series 2015-40A, Class AR2, 3-Month Term SOFR + 1.15%, 6.27% (B), 08/15/2031 (A)	232,879	233,228
Ford Credit Auto Owner Trust
Series 2018-1, Class B, 3.34%, 07/15/2031 (A)	300,000	298,983
Series 2020-2, Class B, 1.49%, 04/15/2033 (A)	200,000	193,374
GM Financial Revolving Receivables Trust
Series 2021-1, Class A, 1.17%, 06/12/2034 (A)	300,000	281,279
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing III LLC
Series 2022-1A, Class A, 1.99%, 06/25/2026 (A)	$ 300,000	$ 296,125
Hilton Grand Vacations Trust
Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	385,220	381,689
Series 2019-AA, Class C, 2.84%, 07/25/2033 (A)	85,631	83,204
Hyundai Auto Receivables Trust
Series 2021-B, Class A3, 0.38%, 01/15/2026	7,843	7,828
LCM XXV Ltd.
Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 5.72% (B), 07/20/2030 (A)	41,438	41,474
Santander Drive Auto Receivables Trust
Series 2021-1, Class D, 1.13%, 11/16/2026	84,154	83,525
Series 2021-4, Class C, 1.26%, 02/16/2027	16,623	16,596
Series 2023-5, Class A2, 6.31%, 07/15/2027	38,591	38,690
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class B, 2.32%, 07/20/2037 (A)	100,574	98,652
Sound Point CLO XVI Ltd.
Series 2017-2A, Class AR, 3-Month Term SOFR + 1.24%, 5.87% (B), 07/25/2030 (A)	80,187	80,187
Symphony CLO XIX Ltd.
Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 5.87% (B), 04/16/2031 (A)	179,554	179,793
Tidewater Auto Receivables Trust
Series 2020-AA, Class D, 2.31%, 03/15/2027 (A)	51,102	50,715
Toyota Auto Loan Extended Note Trust
Series 2020-1A, Class A, 1.35%, 05/25/2033 (A)	250,000	245,187
Series 2021-1A, Class A, 1.07%, 02/27/2034 (A)	288,000	274,782
Venture XXVII CLO Ltd.
Series 2017-27A, Class AR, 3-Month Term SOFR + 1.31%, 5.93% (B), 07/20/2030 (A)	165,784	165,861
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	39,349	39,397
Welk Resorts LLC
Series 2019-AA, Class A, 2.80%, 06/15/2038 (A)	75,382	72,666
Total Asset-Backed Securities (Cost $5,473,621)		5,527,133
MORTGAGE-BACKED SECURITIES - 2.7%
BX Commercial Mortgage Trust
Series 2020-VKNG, Class C, 1-Month Term SOFR + 1.51%, 6.32% (B), 10/15/2037 (A)	245,000	243,469
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, 1-Month Term SOFR + 2.05%, 6.85% (B), 12/15/2037 (A)	$ 250,000	$ 249,688
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A, 3.14%, 12/10/2036 (A)	350,000	347,822
Total Mortgage-Backed Securities (Cost $822,273)		840,979
COMMERCIAL PAPER - 39.5%
Automobiles - 1.6%
American Honda Finance Corp.
4.99% (C), 12/12/2024	500,000	497,170
Banks - 8.7%
Bank of Montreal
5.16% (C), 11/06/2024	250,000	249,800
CAFCO LLC
4.71% (C), 01/28/2025 (A)	400,000	395,390
Cooperatieve Rabobank UA
5.51% (C), 12/03/2024	250,000	248,924
HSBC USA, Inc.
4.89% (C), 05/01/2025 (A)	250,000	244,100
Korea Development Bank
4.72% (C), 04/09/2025	350,000	343,005
Macquarie Bank Ltd.
5.03% (C), 02/11/2025 (A)	350,000	345,333
Mont Blanc Capital Corp.
5.00% (C), 01/09/2025 (A)	500,000	495,427
Sheffield Receivables Co. LLC
4.82% (C), 02/10/2025 (A)	350,000	345,380
		2,667,359
Chemicals - 4.3%
EIDP, Inc.
5.70% (C), 12/02/2024 (A)	700,000	696,977
Nutrien Ltd.
4.96% (C), 11/06/2024 (A)	600,000	599,503
		1,296,480
Electric Utilities - 1.6%
Duke Energy Corp.
5.15% (C), 11/08/2024 (A)	500,000	499,458
Financial Services - 21.3%
Alinghi Funding Co. LLC
4.72% (C), 04/16/2025 (A)	250,000	244,718
Anglesea Funding LLC
4.91% (C), 11/01/2024 (A)	350,000	349,953
Britannia Funding Co. LLC
4.79% (C), 02/11/2025 (A)	350,000	345,307
4.89% (C), 12/20/2024 (A)	500,000	496,687
5.37% (C), 11/14/2024 (A)	250,000	249,530
Cancara Asset Securitisation LLC
5.09% (C), 11/13/2024	350,000	349,388
Concord Minutemen Capital Co. LLC
4.96% (C), 11/08/2024 (A)	450,000	449,514
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
Endeavour Funding Co. LLC
5.10% (C), 02/04/2025 (A)	$ 250,000	$ 246,881
GTA Funding LLC
4.74% (C), 01/14/2025 (A)	250,000	247,552
4.83% (C), 01/03/2025 (A)	250,000	247,905
Jupiter Securitization Co. LLC
5.09% (C), 02/07/2025 (A)	250,000	250,086
Liberty Street Funding LLC
5.56% (C), 11/01/2024 (A)	650,000	649,913
LMA-Americas LLC
4.81% (C), 03/11/2025 (A)	450,000	442,494
Manhattan Asset Funding Co. LLC
4.87% (C), 12/02/2024 (A)	350,000	348,514
5.56% (C), 12/02/2024 (A)	350,000	348,514
Ridgefield Funding Co. LLC
4.84% (C), 12/13/2024 (A)	500,000	497,161
Victory Receivables Corp.
4.82% (C), 12/18/2024 (A)	500,000	496,832
Volkswagen Financial Services
5.05% (C), 12/04/2024 (A)	250,000	248,854
		6,509,803
Food Products - 1.2%
Mondelez International, Inc.
4.96% (C), 11/15/2024 (A)	350,000	349,293
	Principal	Value
COMMERCIAL PAPER (continued)
Residential REITs - 0.8%
ERP Operating LP
5.47% (C), 11/22/2024 (A)	$ 250,000	$ 249,254
Total Commercial Paper (Cost $12,068,894)		12,068,817
REPURCHASE AGREEMENT - 3.9%
Barclays Bank PLC, 4.80% (C), dated 10/31/2024, to be repurchased at $1,200,160 on 11/01/2024. Collateralized by a U.S. Government Obligation, 1.38%, due 10/31/2028, and with a value of $1,224,016.	1,200,000	1,200,000
Total Repurchase Agreement (Cost $1,200,000)		1,200,000
Total Investments (Cost $30,343,637)		30,446,400
Net Other Assets (Liabilities) - 0.5%		160,157
Net Assets - 100.0%		$ 30,606,557
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$10,809,471	$—	$10,809,471
Asset-Backed Securities	—	5,527,133	—	5,527,133
Mortgage-Backed Securities	—	840,979	—	840,979
Commercial Paper	—	12,068,817	—	12,068,817
Repurchase Agreement	—	1,200,000	—	1,200,000
Total Investments	$—	$30,446,400	$—	$30,446,400
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $17,740,865, representing 58.0% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Rate disclosed reflects the yield at October 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $29,143,637)	$29,246,400
Repurchase agreement, at value (cost $1,200,000)	1,200,000
Cash	83,180
Receivables and other assets:
Net income from securities lending	15
Interest	142,669
Tax reclaims	1,618
Total assets	30,673,882
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	2,831
Investment management fees	1,153
Distribution and service fees	73
Transfer agent fees	2,773
Trustee and CCO fees	9
Audit and tax fees	43,901
Custody fees	12,027
Legal fees	392
Printing and shareholder reports fees	374
Registration fees	381
Other accrued expenses	3,411
Total liabilities	67,325
Net assets	$30,606,557
Net assets consist of:
Paid-in capital	$30,395,956
Total distributable earnings (accumulated losses)	210,601
Net assets	$30,606,557
Net assets by class:
Class A	$275,531
Class I	30,331,026
Shares outstanding (unlimited shares, no par value):
Class A	27,371
Class I	3,013,847
Net asset value per share: (A)
Class A	$10.07
Class I	10.06
Maximum offering price per share: (B)
Class A	$10.07

(A)	Net asset value per share for Class I shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$1,790,732
Net income from securities lending	114
Total investment income	1,790,846
Expenses:
Investment management fees	57,000
Distribution and service fees:
Class A	749
Transfer agent fees:
Class A	308
Class I	34,632
Trustee and CCO fees	1,363
Audit and tax fees	48,239
Custody fees	17,922
Legal fees	2,629
Printing and shareholder reports fees	2,810
Registration fees	36,499
Filing fees	9,922
Other	997
Total expenses before waiver and/or reimbursement and recapture	213,070
Expenses waived and/or reimbursed:
Class A	(630)
Class I	(101,871)
Recapture of previously waived and/or reimbursed fees:
Class A	56
Class I	7,748
Net expenses	118,373
Net investment income (loss)	1,672,473
Net realized gain (loss) on:
Investments	104,727
Net change in unrealized appreciation (depreciation) on:
Investments	102,121
Net realized and change in unrealized gain (loss)	206,848
Net increase (decrease) in net assets resulting from operations	$1,879,321
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023 (A)
From operations:
Net investment income (loss)	$1,672,473	$753,692
Net realized gain (loss)	104,727	24,221
Net change in unrealized appreciation (depreciation)	102,121	642
Net increase (decrease) in net assets resulting from operations	1,879,321	778,555
Dividends and/or distributions to shareholders:
Class A	(13,988)	(2,455)
Class I	(1,686,845)	(750,992)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,700,833)	(753,447)
Capital share transactions:
Proceeds from shares sold:
Class A	561,752	227,433
Class I	12,376,818	25,146,101
	12,938,570	25,373,534
Dividends and/or distributions reinvested:
Class A	13,768	2,443
Class I	1,686,845	750,992
	1,700,613	753,435
Cost of shares redeemed:
Class A	(510,442)	(21,148)
Class I	(9,831,588)	(13)
	(10,342,030)	(21,161)
Net increase (decrease) in net assets resulting from capital share transactions	4,297,153	26,105,808
Net increase (decrease) in net assets	4,475,641	26,130,916
Net assets:
Beginning of year	26,130,916	—
End of year	$30,606,557	$26,130,916
Capital share transactions - shares:
Shares issued:
Class A	55,899	22,719
Class I	1,234,069	2,514,594
	1,289,968	2,537,313
Shares reinvested:
Class A	1,371	244
Class I	168,026	75,066
	169,397	75,310
Shares redeemed:
Class A	(50,749)	(2,113)
Class I	(977,907)	(1)
	(1,028,656)	(2,114)
Net increase (decrease) in shares outstanding:
Class A	6,521	20,850
Class I	424,188	2,589,659
	430,709	2,610,509

(A)	Fund commenced operations on March 31, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.46	0.29
Net realized and unrealized gain (loss)	0.08	0.00 (C)
Total investment operations	0.54	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.28)
Net realized gains	(0.01)	—
Total dividends and/or distributions to shareholders	(0.48)	(0.28)
Net asset value, end of year	$10.07	$10.01
Total return (D)	5.44%	2.90%(E)
Ratio and supplemental data:
Net assets end of year (000’s)	$276	$209
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	1.66%(F)
Including waiver and/or reimbursement and recapture	0.69%	0.69%(F)
Net investment income (loss) to average net assets	4.60%	4.93%(F)
Portfolio turnover rate	89%	32%(E)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$10.01	$10.00
Investment operations:
Net investment income (loss) (B)	0.50	0.30
Net realized and unrealized gain (loss)	0.06	0.01
Total investment operations	0.56	0.31
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.30)
Net realized gains	(0.01)	—
Total dividends and/or distributions to shareholders	(0.51)	(0.30)
Net asset value, end of year	$10.06	$10.01
Total return	5.73%	3.11%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$30,331	$25,922
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	1.35%(D)
Including waiver and/or reimbursement and recapture	0.35%	0.35%(D)
Net investment income (loss) to average net assets	4.99%	5.06%(D)
Portfolio turnover rate	89%	32%(C)

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica UltraShort Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class A and Class I.
Each class has a public offering price that reflects different sales charges, if any, and expense level.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$27,249,018	89.03%
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.17%
Over $1 billion	0.16
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.69%	March 1, 2025
Class I	0.35	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$—	$426	$630	$1,056
Class I	—	140,466	101,871	242,337
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I and Class I2.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$34,363	$2,677
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$19,280,274	$—	$11,905,875	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$30,345,386	$116,923	$(15,909)	$101,014
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,700,833	$—	$—	$—	$753,447	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$91,619	$—	$17,968	$—	$—	$—	$101,014
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica UltraShort Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica UltraShort Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended and changes in its net assets and its financial highlights for the year then ended and for the period from March 31, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica UltraShort Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the performance of the Fund since its inception on April 1, 2023 in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for the period ended December 31, 2023.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe since its inception.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Transamerica Funds
Annual Financial Statements 2024

Transamerica UltraShort Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 US B 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Unconstrained Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 41.4%
Aerospace & Defense - 0.4%
Boeing Co.
5.15%, 05/01/2030	$ 170,000	$ 167,730
6.26%, 05/01/2027 (A)	24,000	24,549
Embraer Netherlands Finance BV
7.00%, 07/28/2030 (B)	200,000	211,926
L3Harris Technologies, Inc.
5.25%, 06/01/2031	28,000	28,396
5.40%, 07/31/2033	24,000	24,348
Northrop Grumman Corp.
4.90%, 06/01/2034	195,000	192,623
		649,572
Automobiles - 0.4%
BMW U.S. Capital LLC
3.90%, 04/09/2025 (A)(C)	198,000	197,142
General Motors Financial Co., Inc.
5.60%, 06/18/2031	36,000	36,282
5.75%, 02/08/2031	13,000	13,236
5.80%, 01/07/2029	67,000	68,526
Hyundai Capital America
4.30%, 09/24/2027 (A)	33,000	32,511
4.88%, 11/01/2027 (A)(D)	55,000	54,972
5.35%, 03/19/2029 (A)	31,000	31,301
6.50%, 01/16/2029 (A)	153,000	160,760
Toyota Motor Credit Corp.
4.60%, 10/10/2031	31,000	30,435
		625,165
Banks - 8.4%
ABQ Finance Ltd.
1.88%, 09/08/2025 (B)	200,000	194,294
Australia & New Zealand Banking Group Ltd.
Fixed until 06/15/2026 (E), 6.75% (A)(F)	563,000	570,523
Banco de Credito e Inversiones SA
Fixed until 05/08/2029 (E), 8.75% (A)(F)	755,000	797,692
Banco General SA
4.13%, 08/07/2027 (B)	200,000	193,398
Banco Inbursa SA Institucion de Banca Multiple Grupo Financiero Inbursa
4.38%, 04/11/2027 (B)	200,000	195,431
Banco Santander SA
Fixed until 05/21/2033 (E), 9.63% (F)	800,000	921,284
Bank of America Corp.
Fixed until 03/08/2032, 3.85% (F), 03/08/2037	250,000	224,164
Fixed until 02/07/2029, 3.97% (F), 02/07/2030	198,000	190,504
Fixed until 04/27/2032, 4.57% (F), 04/27/2033	192,000	185,099
Fixed until 08/15/2034, 5.43% (F), 08/15/2035	31,000	30,536
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 10/25/2034, 5.52% (F), 10/25/2035	$ 748,000	$ 742,407
Fixed until 09/15/2026, 5.93% (F), 09/15/2027	185,000	188,918
Bank of East Asia Ltd.
Fixed until 04/22/2027, 4.88% (F), 04/22/2032 (B)	250,000	243,322
Fixed until 10/21/2025 (E), 5.83% (B)(F)	250,000	248,375
Bank of Nova Scotia
Fixed until 02/04/2032, 4.59% (F), 05/04/2037	55,000	51,100
5.65%, 02/01/2034	39,000	40,344
BankUnited, Inc.
4.88%, 11/17/2025	24,000	23,930
5.13%, 06/11/2030	42,000	40,452
Barclays PLC
Fixed until 12/15/2025 (E), 6.13% (F)	220,000	218,796
Canadian Imperial Bank of Commerce
Fixed until 01/28/2030, 6.95% (F), 01/28/2085 (D)	500,000	500,234
Citigroup, Inc.
Fixed until 04/08/2025, 3.11% (F), 04/08/2026	94,000	93,176
4.45%, 09/29/2027	63,000	62,160
Fixed until 05/24/2032, 4.91% (F), 05/24/2033	185,000	181,144
Fixed until 09/19/2034, 5.41% (F), 09/19/2039	62,000	60,023
Fixed until 05/25/2033, 6.17% (F), 05/25/2034	18,000	18,654
Citizens Financial Group, Inc.
2.64%, 09/30/2032	36,000	29,341
Fixed until 07/23/2031, 5.72% (F), 07/23/2032	49,000	49,458
DBS Group Holdings Ltd.
Fixed until 03/10/2026, 1.82% (F), 03/10/2031 (B)	200,000	191,360
Deutsche Bank AG
Fixed until 01/18/2028, 6.72% (F), 01/18/2029	250,000	260,513
First Abu Dhabi Bank PJSC
Fixed until 10/04/2028, 6.32% (F), 04/04/2034 (B)	200,000	205,689
Goldman Sachs Group, Inc.
Fixed until 09/10/2026, 1.54% (F), 09/10/2027	161,000	151,656
Fixed until 07/21/2031, 2.38% (F), 07/21/2032	174,000	146,685
Fixed until 10/23/2029, 4.69% (F), 10/23/2030	21,000	20,719
Fixed until 04/25/2034, 5.85% (F), 04/25/2035	31,000	32,185
HSBC Holdings PLC
Fixed until 03/09/2028, 6.16% (F), 03/09/2029	200,000	206,921
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 11/08/2031, 2.55% (F), 11/08/2032	$ 205,000	$ 174,956
Fixed until 05/01/2027, 3.54% (F), 05/01/2028	150,000	145,590
Fixed until 04/26/2025, 4.08% (F), 04/26/2026	80,000	79,601
4.13%, 12/15/2026	39,000	38,596
Fixed until 10/22/2027, 4.51% (F), 10/22/2028	33,000	32,766
Fixed until 10/23/2033, 6.25% (F), 10/23/2034	86,000	92,455
Macquarie Bank Ltd.
Fixed until 03/08/2027 (E), 6.13% (B)(F)	200,000	201,201
Mashreqbank PSC
Fixed until 11/24/2027, 7.88% (F), 02/24/2033 (B)	200,000	213,082
Mitsubishi UFJ Financial Group, Inc.
Fixed until 02/22/2030, 5.48% (F), 02/22/2031	200,000	205,177
Mizuho Financial Group, Inc.
Fixed until 05/26/2034, 5.58% (F), 05/26/2035	200,000	204,729
Morgan Stanley
Fixed until 05/04/2026, 1.59% (F), 05/04/2027	25,000	23,837
Fixed until 04/01/2030, 3.62% (F), 04/01/2031	156,000	145,970
Fixed until 10/18/2029, 4.65% (F), 10/18/2030	15,000	14,793
Fixed until 04/20/2032, 5.30% (F), 04/20/2037	18,000	17,677
Fixed until 07/19/2034, 5.32% (F), 07/19/2035	28,000	28,113
Fixed until 02/07/2034, 5.94% (F), 02/07/2039	42,000	42,608
Nbk Tier 2 Ltd.
Fixed until 11/24/2025, 2.50% (F), 11/24/2030 (B)	330,000	318,385
Oversea-Chinese Banking Corp. Ltd.
Fixed until 05/21/2029, 5.52% (F), 05/21/2034 (B)	200,000	203,162
QNB Finance Ltd.
2.63%, 05/12/2025 (B)	200,000	197,109
4.88%, 01/30/2029 (B)	200,000	200,500
Regions Financial Corp.
Fixed until 09/06/2034, 5.50% (F), 09/06/2035	37,000	36,673
Fixed until 06/06/2029, 5.72% (F), 06/06/2030	36,000	36,545
Royal Bank of Canada
4.90%, 01/12/2028	91,000	91,574
Shinhan Bank Co. Ltd.
4.50%, 03/26/2028 (B)	200,000	195,462
Standard Chartered PLC
Fixed until 01/14/2026, 1.46% (F), 01/14/2027 (B)	250,000	238,982
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Standard Chartered PLC (continued)
Fixed until 01/30/2025, 2.82% (F), 01/30/2026 (B)	$ 200,000	$ 198,662
Fixed until 08/15/2027 (E), 7.75% (B)(F)	400,000	411,416
Texas Capital Bancshares, Inc.
Fixed until 05/06/2026, 4.00% (F), 05/06/2031	113,000	107,329
UBS Group AG
Fixed until 05/12/2027, 4.75% (F), 05/12/2028 (A)	275,000	273,538
Fixed until 04/12/2031 (E), 7.75% (A)(F)	413,000	432,951
United Overseas Bank Ltd.
Fixed until 10/14/2026, 2.00% (F), 10/14/2031 (B)	200,000	188,419
Wells Fargo & Co.
Fixed until 02/11/2030, 2.57% (F), 02/11/2031	31,000	27,501
Fixed until 10/30/2029, 2.88% (F), 10/30/2030	15,000	13,603
Fixed until 01/23/2034, 5.50% (F), 01/23/2035 (C)	13,000	13,166
Fixed until 04/22/2027, 5.71% (F), 04/22/2028	234,000	238,538
Woori Bank
5.13%, 08/06/2028 (B)	200,000	199,128
Zions Bancorp NA
3.25%, 10/29/2029	275,000	242,121
		13,036,402
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 06/01/2030	161,000	151,682
Constellation Brands, Inc.
4.35%, 05/09/2027	15,000	14,873
PepsiCo, Inc.
1.95%, 10/21/2031	195,000	164,057
		330,612
Biotechnology - 0.2%
Amgen, Inc.
5.15%, 03/02/2028	164,000	166,223
Royalty Pharma PLC
2.15%, 09/02/2031	73,000	60,497
5.15%, 09/02/2029	24,000	24,152
		250,872
Building Products - 0.2%
Lennox International, Inc.
5.50%, 09/15/2028	41,000	41,981
Martin Marietta Materials, Inc.
2.40%, 07/15/2031	25,000	21,406
Owens Corning
5.50%, 06/15/2027	24,000	24,472
St. Mary's Cement, Inc.
5.75%, 04/02/2034 (B)	200,000	200,644
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Trane Technologies Financing Ltd.
5.10%, 06/13/2034	$ 24,000	$ 24,272
		312,775
Capital Markets - 0.4%
Abu Dhabi Developmental Holding Co. PJSC
5.25%, 10/02/2054 (A)	200,000	188,456
Huarong Finance 2019 Co. Ltd.
Fixed until 09/30/2025 (E), 4.25% (B)(F)	400,000	393,392
		581,848
Chemicals - 0.5%
Consolidated Energy Finance SA
5.63%, 10/15/2028 (A)	205,000	167,032
Eastman Chemical Co.
5.00%, 08/01/2029	24,000	24,067
5.75%, 03/08/2033	88,000	90,358
Ecolab, Inc.
5.25%, 01/15/2028	67,000	68,487
MEGlobal BV
4.25%, 11/03/2026 (B)	300,000	293,820
Methanex Corp.
5.25%, 12/15/2029	4,000	3,860
Nutrien Ltd.
4.90%, 03/27/2028	73,000	73,540
5.20%, 06/21/2027	24,000	24,333
Sherwin-Williams Co.
4.80%, 09/01/2031	21,000	20,794
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 04/01/2029 (A)	45,000	24,146
		790,437
Commercial Services & Supplies - 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A)(C)	44,000	40,941
Champions Financing, Inc.
8.75%, 02/15/2029 (A)(C)	35,000	35,338
Deluxe Corp.
8.00%, 06/01/2029 (A)	63,000	59,398
EquipmentShare.com, Inc.
8.00%, 03/15/2033 (A)	36,000	36,332
Garda World Security Corp.
6.00%, 06/01/2029 (A)	50,000	46,863
8.38%, 11/15/2032 (A)(C)	6,000	6,002
GXO Logistics, Inc.
6.25%, 05/06/2029	27,000	27,875
Hertz Corp.
4.63%, 12/01/2026 (A)(C)	75,000	56,662
Mobius Merger Sub, Inc.
9.00%, 06/01/2030 (A)	60,000	57,328
Quanta Services, Inc.
2.35%, 01/15/2032	36,000	30,217
2.90%, 10/01/2030	10,000	8,996
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Quanta Services, Inc. (continued)
4.75%, 08/09/2027	$ 21,000	$ 20,961
5.25%, 08/09/2034	21,000	20,854
Republic Services, Inc.
5.00%, 11/15/2029	60,000	60,617
S&P Global, Inc.
2.70%, 03/01/2029	237,000	219,003
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
6.75%, 08/15/2032 (A)	19,000	19,489
Triton Container International Ltd.
3.15%, 06/15/2031 (A)	310,000	264,371
Upbound Group, Inc.
6.38%, 02/15/2029 (A)	12,000	11,420
Waste Management, Inc.
4.95%, 07/03/2027	49,000	49,518
		1,072,185
Communications Equipment - 1.2%
Altice Financing SA
5.00%, 01/15/2028 (A)	330,000	279,019
Altice France SA
5.13%, 07/15/2029 (A)	240,000	179,509
AT&T, Inc.
4.10%, 02/15/2028	203,000	199,428
5.40%, 02/15/2034	28,000	28,433
C&W Senior Finance Ltd.
6.88%, 09/15/2027 (A)	200,000	198,271
Cisco Systems, Inc.
4.85%, 02/26/2029	55,000	55,682
Iliad Holding SASU
7.00%, 10/15/2028 (A)	200,000	202,678
Rogers Communications, Inc.
5.00%, 02/15/2029	31,000	31,031
Telesat Canada/Telesat LLC
4.88%, 06/01/2027 (A)	50,000	21,870
T-Mobile USA, Inc.
3.38%, 04/15/2029	156,000	146,308
Verizon Communications, Inc.
4.02%, 12/03/2029	203,000	195,232
4.50%, 08/10/2033	60,000	57,305
Viasat, Inc.
7.50%, 05/30/2031 (A)	37,000	24,313
Xiaomi Best Time International Ltd.
2.88%, 07/14/2031 (B)	200,000	173,878
		1,792,957
Construction & Engineering - 0.2%
IHS Holding Ltd.
5.63%, 11/29/2026 (B)	200,000	196,542
Jacobs Engineering Group, Inc.
6.35%, 08/18/2028	21,000	21,914
MasTec, Inc.
5.90%, 06/15/2029	34,000	34,759
		253,215
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail - 0.9%
AutoZone, Inc.
5.10%, 07/15/2029	$ 15,000	$ 15,148
Brinker International, Inc.
8.25%, 07/15/2030 (A)	6,000	6,388
CEC Entertainment LLC
6.75%, 05/01/2026 (A)	60,000	59,640
Costco Wholesale Corp.
1.60%, 04/20/2030	28,000	23,970
Darden Restaurants, Inc.
4.35%, 10/15/2027	23,000	22,715
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.75%, 01/15/2030 (A)	70,000	63,655
Genuine Parts Co.
6.50%, 11/01/2028	39,000	41,176
Home Depot, Inc.
4.90%, 04/15/2029	25,000	25,344
Kohl's Corp.
4.63%, 05/01/2031	73,000	60,488
LBM Acquisition LLC
6.25%, 01/15/2029 (A)	65,000	60,269
LS Finance 2025 Ltd.
4.50%, 06/26/2025 (B)	500,000	483,750
McDonald's Corp.
3.30%, 07/01/2025	143,000	141,757
4.80%, 08/14/2028	73,000	73,429
O'Reilly Automotive, Inc.
5.75%, 11/20/2026	25,000	25,512
Park River Holdings, Inc.
6.75%, 08/01/2029 (A)(C)	70,000	62,478
Specialty Building Products Holdings LLC/SBP Finance Corp.
7.75%, 10/15/2029 (A)	40,000	40,795
Victra Holdings LLC/Victra Finance Corp.
8.75%, 09/15/2029 (A)	15,000	15,657
Walmart, Inc.
3.95%, 09/09/2027	94,000	93,209
		1,315,380
Containers & Packaging - 0.3%
Amcor Flexibles North America, Inc.
2.69%, 05/25/2031	112,000	97,017
Clydesdale Acquisition Holdings, Inc.
8.75%, 04/15/2030 (A)	65,000	66,008
LABL, Inc.
5.88%, 11/01/2028 (A)	65,000	60,351
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/2026 (A)	3,000	3,034
Packaging Corp. of America
5.70%, 12/01/2033	107,000	110,926
Sonoco Products Co.
4.60%, 09/01/2029	21,000	20,477
5.00%, 09/01/2034	30,000	28,748
		386,561
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Distributors - 0.0% (G)
Windsor Holdings III LLC
8.50%, 06/15/2030 (A)	$ 55,000	$ 57,812
Diversified REITs - 0.3%
American Tower Corp.
2.30%, 09/15/2031	34,000	28,549
5.20%, 02/15/2029	42,000	42,477
Champion MTN Ltd.
2.95%, 06/15/2030 (B)	200,000	172,467
Crown Castle, Inc.
5.00%, 01/11/2028	57,000	57,097
5.60%, 06/01/2029	25,000	25,627
Weyerhaeuser Co.
4.00%, 04/15/2030	130,000	124,500
4.75%, 05/15/2026	42,000	41,985
		492,702
Electric Utilities - 3.9%
AES Andes SA
Fixed until 03/10/2030, 8.15% (F), 06/10/2055 (A)	500,000	510,656
AES Corp.
5.45%, 06/01/2028	28,000	28,265
Algonquin Power & Utilities Corp.
5.37% (H), 06/15/2026	15,000	15,084
Ameren Corp.
5.70%, 12/01/2026	216,000	220,040
Berkshire Hathaway Energy Co.
3.25%, 04/15/2028	101,000	96,761
Clean Renewable Power Mauritius Pte. Ltd.
4.25%, 03/25/2027 (B)	251,250	240,343
Cometa Energia SA de CV
6.38%, 04/24/2035 (B)	192,000	188,755
Continuum Green Energy India Pvt/Co-Issuers
7.50%, 06/26/2033 (A)	200,000	206,500
Diamond II Ltd.
7.95%, 07/28/2026 (B)	250,000	253,198
DTE Energy Co.
4.88%, 06/01/2028	104,000	104,141
Edison International
5.25%, 03/15/2032 (D)	47,000	46,969
Engie Energia Chile SA
3.40%, 01/28/2030 (B)	200,000	178,430
EUSHI Finance, Inc.
Fixed until 09/15/2029, 7.63% (F), 12/15/2054 (A)	450,000	465,912
FirstEnergy Pennsylvania Electric Co.
5.20%, 04/01/2028 (A)	60,000	60,450
Florida Power & Light Co.
5.15%, 06/15/2029	49,000	50,005
Kentucky Power Co.
7.00%, 11/15/2033 (A)	63,000	68,017
LLPL Capital Pte. Ltd.
6.88%, 02/04/2039 (B)	151,180	154,444
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Minejesa Capital BV
5.63%, 08/10/2037 (B)	$ 500,000	$ 470,369
Narragansett Electric Co.
5.35%, 05/01/2034 (A)	28,000	28,205
National Central Cooling Co. PJSC
2.50%, 10/21/2027 (B)	200,000	186,232
National Rural Utilities Cooperative Finance Corp.
1.88%, 02/07/2025	67,000	66,441
4.12%, 09/16/2027	49,000	48,528
New York State Electric & Gas Corp.
5.85%, 08/15/2033 (A)	22,000	22,742
Niagara Energy SAC
5.75%, 10/03/2034 (A)	200,000	195,445
Pacific Gas & Electric Co.
4.95%, 06/08/2025	286,000	285,569
Pattern Energy Operations LP/Pattern Energy Operations, Inc.
4.50%, 08/15/2028 (A)	60,000	57,231
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.88%, 07/17/2049 (B)	200,000	168,071
PG&E Corp.
Fixed until 12/15/2029, 7.38% (F), 03/15/2055	1,000,000	1,032,872
PPL Capital Funding, Inc.
5.25%, 09/01/2034	16,000	15,875
Public Service Co. of Colorado
3.70%, 06/15/2028	177,000	171,691
SAEL Ltd.
7.80%, 07/31/2031 (A)	300,000	303,659
Southern California Edison Co.
4.88%, 02/01/2027	164,000	165,264
		6,106,164
Electronic Equipment, Instruments & Components - 0.3%
Allegion U.S. Holding Co., Inc.
5.41%, 07/01/2032	115,000	116,584
5.60%, 05/29/2034	24,000	24,527
Amphenol Corp.
5.05%, 04/05/2029	91,000	92,023
5.25%, 04/05/2034	15,000	15,186
Honeywell International, Inc.
1.75%, 09/01/2031	55,000	45,619
4.25%, 01/15/2029	28,000	27,805
4.95%, 09/01/2031	28,000	28,469
Trimble, Inc.
6.10%, 03/15/2033	143,000	150,640
Vontier Corp.
2.95%, 04/01/2031	31,000	26,634
		527,487
Energy Equipment & Services - 1.0%
Archrock Partners LP/Archrock Partners Finance Corp.
6.63%, 09/01/2032 (A)	45,000	45,204
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Greenko Wind Projects Mauritius Ltd.
5.50%, 04/06/2025 (B)	$ 610,000	$ 606,708
Halliburton Co.
4.75%, 08/01/2043	31,000	27,685
India Cleantech Energy
4.70%, 08/10/2026 (B)	410,500	397,980
India Green Power Holdings
4.00%, 02/22/2027 (B)	373,320	353,903
Kodiak Gas Services LLC
7.25%, 02/15/2029 (A)	35,000	35,983
		1,467,463
Financial Services - 1.0%
Ally Financial, Inc.
6.70%, 02/14/2033	60,000	60,250
American Express Co.
4.20%, 11/06/2025	39,000	38,883
Fixed until 02/16/2027, 5.10% (F), 02/16/2028	67,000	67,522
Bread Financial Holdings, Inc.
9.75%, 03/15/2029 (A)	34,000	35,914
Burford Capital Global Finance LLC
6.25%, 04/15/2028 (A)	200,000	199,505
Caja de Compensacion de Asignacion Familiar de Los Andes
7.00%, 07/30/2029 (A)	200,000	204,333
Capital One Financial Corp.
3.75%, 07/28/2026	42,000	41,087
Charles Schwab Corp.
2.45%, 03/03/2027	13,000	12,381
CMB International Leasing Management Ltd.
1.88%, 08/12/2025 (B)	200,000	194,992
Cobra AcquisitionCo LLC
6.38%, 11/01/2029 (A)	36,000	29,710
Enova International, Inc.
11.25%, 12/15/2028 (A)	34,000	36,620
Focus Financial Partners LLC
6.75%, 09/15/2031 (A)	40,000	39,863
goeasy Ltd.
6.88%, 05/15/2030 (A)(D)	9,000	9,100
7.63%, 07/01/2029 (A)	35,000	35,942
LFS Topco LLC
5.88%, 10/15/2026 (A)	31,000	29,255
Mastercard, Inc.
2.00%, 03/03/2025	112,000	111,019
4.35%, 01/15/2032	44,000	42,861
ONEMAIN FINANCE Corp.
6.63%, 05/15/2029	19,000	19,000
Power Finance Corp. Ltd.
3.35%, 05/16/2031 (B)	200,000	179,007
Synchrony Financial
4.50%, 07/23/2025	84,000	83,565
5.15%, 03/19/2029	37,000	36,407
VFH Parent LLC/Valor Co-Issuer, Inc.
7.50%, 06/15/2031 (A)	50,000	51,341
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Voya Financial, Inc.
5.00%, 09/20/2034	$ 17,000	$ 16,417
		1,574,974
Food Products - 1.9%
Bimbo Bakeries USA, Inc.
4.00%, 05/17/2051 (B)	200,000	153,182
C&S Group Enterprises LLC
5.00%, 12/15/2028 (A)	76,000	62,883
Cencosud SA
4.38%, 07/17/2027 (B)	200,000	194,917
Hormel Foods Corp.
4.80%, 03/30/2027	39,000	39,291
Indofood CBP Sukses Makmur Tbk. PT
3.54%, 04/27/2032 (B)	200,000	177,758
JBS USA Holding LUX SARL/JBS USA Food Co./JBS LUX Co. SARL
3.75%, 12/01/2031	300,000	268,541
Kroger Co.
4.65%, 09/15/2029	33,000	32,968
5.00%, 09/15/2034	20,000	19,671
Land O'Lakes, Inc.
7.00%, 09/18/2028 (A)(E)	1,770,000	1,438,049
Mars, Inc.
4.65%, 04/20/2031 (A)	42,000	41,611
Nestle Holdings, Inc.
3.50%, 09/24/2025 (A)	204,000	202,276
Sigma Finance Netherlands BV
4.88%, 03/27/2028 (B)	200,000	199,169
Smithfield Foods, Inc.
5.20%, 04/01/2029 (A)	177,000	173,539
		3,003,855
Gas Utilities - 0.8%
AltaGas Ltd.
Fixed until 07/17/2034, 7.20% (F), 10/15/2054 (A)	1,000,000	1,002,511
APA Infrastructure Ltd.
5.13%, 09/16/2034 (A)	108,000	104,783
5.75%, 09/16/2044 (A)	108,000	105,973
KeySpan Gas East Corp.
5.99%, 03/06/2033 (A)	39,000	40,116
		1,253,383
Health Care Equipment & Supplies - 0.2%
Agilent Technologies, Inc.
2.30%, 03/12/2031	73,000	62,577
2.75%, 09/15/2029	55,000	50,105
GE HealthCare Technologies, Inc.
5.65%, 11/15/2027	100,000	102,537
Stryker Corp.
4.63%, 09/11/2034	45,000	43,650
Thermo Fisher Scientific, Inc.
5.00%, 01/31/2029 (C)	25,000	25,414
		284,283
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.7%
Cigna Group
2.38%, 03/15/2031	$ 23,000	$ 19,655
4.38%, 10/15/2028	24,000	23,582
Concentra Escrow Issuer Corp.
6.88%, 07/15/2032 (A)	23,000	23,607
Elevance Health, Inc.
2.88%, 09/15/2029	90,000	82,155
HCA, Inc.
3.38%, 03/15/2029	10,000	9,378
3.50%, 09/01/2030	70,000	64,187
5.45%, 04/01/2031	28,000	28,310
Humana, Inc.
4.88%, 04/01/2030	51,000	50,245
5.88%, 03/01/2033	261,000	266,155
Quest Diagnostics, Inc.
5.00%, 12/15/2034	51,000	49,976
Roche Holdings, Inc.
5.49%, 11/13/2030 (A)	243,000	252,681
UnitedHealth Group, Inc.
3.75%, 07/15/2025	164,000	163,081
5.15%, 07/15/2034	31,000	31,234
		1,064,246
Hotel & Resort REITs - 0.0% (G)
Service Properties Trust
8.88%, 06/15/2032	65,000	60,538
Hotels, Restaurants & Leisure - 2.7%
Banijay Entertainment SAS
8.13%, 05/01/2029 (A)	200,000	207,376
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A)(C)	40,000	37,520
Carnival Corp.
6.00%, 05/01/2029 (A)	60,000	60,096
Champion Path Holdings Ltd.
4.85%, 01/27/2028 (B)	200,000	187,500
Fortune Star BVI Ltd.
5.00%, 05/18/2026 (B)	200,000	192,958
5.95%, 10/19/2025 (B)	400,000	392,570
GENM Capital Labuan Ltd.
3.88%, 04/19/2031 (B)	200,000	178,717
Gohl Capital Ltd.
4.25%, 01/24/2027 (B)	200,000	195,486
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
5.00%, 06/01/2029 (A)	65,000	60,825
Hyatt Hotels Corp.
5.50%, 06/30/2034	34,000	33,992
Marriott International, Inc.
2.85%, 04/15/2031	112,000	98,411
Melco Resorts Finance Ltd.
4.88%, 06/06/2025 (B)	220,000	217,519
5.25%, 04/26/2026 (B)	200,000	196,124
5.38%, 12/04/2029 (B)	200,000	182,699
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
MGM China Holdings Ltd.
5.25%, 06/18/2025 (B)	$ 300,000	$ 297,799
5.88%, 05/15/2026 (B)	200,000	198,935
Royal Caribbean Cruises Ltd.
6.00%, 02/01/2033 (A)	50,000	50,310
Sands China Ltd.
2.85%, 03/08/2029	250,000	224,207
Station Casinos LLC
6.63%, 03/15/2032 (A)	32,000	32,158
Studio City Finance Ltd.
5.00%, 01/15/2029 (B)	500,000	451,590
5.00%, 01/15/2029 (A)	200,000	180,636
Warnermedia Holdings, Inc.
4.28%, 03/15/2032 (C)	43,000	37,679
Wynn Macau Ltd.
5.50%, 01/15/2026 (B)	480,000	474,962
		4,190,069
Industrial REITs - 0.0% (G)
Goodman U.S. Finance Six LLC
5.13%, 10/07/2034 (A)(C)	18,000	17,607
Insurance - 2.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%, 10/01/2031 (A)	40,000	39,618
Allstate Corp.
5.05%, 06/24/2029	49,000	49,394
Aon North America, Inc.
5.30%, 03/01/2031	180,000	183,327
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves
7.88%, 11/01/2029 (A)	40,000	39,972
Arthur J Gallagher & Co.
5.45%, 07/15/2034	112,000	113,135
Athene Global Funding
1.73%, 10/02/2026 (A)	67,000	63,131
4.86%, 08/27/2026 (A)	41,000	40,917
Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance
7.13%, 05/15/2031 (A)	30,000	30,603
Chubb INA Holdings LLC
4.65%, 08/15/2029	70,000	70,054
F&G Annuities & Life, Inc.
6.25%, 10/04/2034	12,000	11,643
Global Atlantic Finance Co.
Fixed until 07/15/2029, 7.95% (F), 10/15/2054 (A)	700,000	726,315
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC
7.25%, 02/15/2031 (A)	65,000	66,151
Jones Deslauriers Insurance Management, Inc.
8.50%, 03/15/2030 (A)	55,000	58,181
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Liberty Mutual Group, Inc.
4.30%, 02/01/2061 (A)	$ 1,822,000	$ 1,196,804
Marsh & McLennan Cos., Inc.
4.55%, 11/08/2027 (D)	33,000	32,999
Meiji Yasuda Life Insurance Co.
Fixed until 09/11/2034, 5.80% (F), 09/11/2054 (A)	200,000	200,761
Northwestern Mutual Global Funding
4.35%, 09/15/2027 (A)	28,000	27,874
Panther Escrow Issuer LLC
7.13%, 06/01/2031 (A)	35,000	35,768
Sumitomo Life Insurance Co.
Fixed until 01/18/2034 (E), 5.88% (A)(F)	205,000	207,775
Willis North America, Inc.
4.65%, 06/15/2027	63,000	62,755
		3,257,177
Internet & Catalog Retail - 1.4%
Acuris Finance U.S., Inc./Acuris Finance SARL
5.00%, 05/01/2028 (A)	200,000	180,503
Alibaba Group Holding Ltd.
2.70%, 02/09/2041	200,000	143,188
Alphabet, Inc.
0.45%, 08/15/2025	104,000	100,788
Amazon.com, Inc.
3.30%, 04/13/2027	31,000	30,271
4.65%, 12/01/2029	213,000	214,905
GrubHub Holdings, Inc.
5.50%, 07/01/2027 (A)	74,000	69,038
Meituan
4.63%, 10/02/2029 (A)	200,000	194,516
NAVER Corp.
1.50%, 03/29/2026 (B)	200,000	190,640
Netflix, Inc.
4.88%, 04/15/2028	101,000	101,591
Prosus NV
4.03%, 08/03/2050 (B)	200,000	139,780
4.19%, 01/19/2032 (B)	200,000	181,757
Rakuten Group, Inc.
9.75%, 04/15/2029 (A)	250,000	270,375
11.25%, 02/15/2027 (B)	200,000	217,500
Tencent Holdings Ltd.
2.39%, 06/03/2030 (B)	200,000	176,158
		2,211,010
IT Services - 0.5%
Accenture Capital, Inc.
4.50%, 10/04/2034	25,000	24,165
Ahead DB Holdings LLC
6.63%, 05/01/2028 (A)	65,000	63,101
Apple, Inc.
1.40%, 08/05/2028	213,000	191,366
CA Magnum Holdings
5.38%, 10/31/2026 (B)	265,000	259,890
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Dell International LLC/EMC Corp.
4.35%, 02/01/2030	$ 60,000	$ 58,286
Fortress Intermediate 3, Inc.
7.50%, 06/01/2031 (A)	30,000	31,185
Hewlett Packard Enterprise Co.
1.75%, 04/01/2026	88,000	84,287
4.45%, 09/25/2026	21,000	20,901
McAfee Corp.
7.38%, 02/15/2030 (A)	65,000	62,631
		795,812
Machinery - 0.6%
AGCO Corp.
5.45%, 03/21/2027	13,000	13,140
Caterpillar Financial Services Corp.
4.38%, 08/16/2029	19,000	18,832
4.85%, 02/27/2029	25,000	25,314
5.00%, 05/14/2027	18,000	18,260
Caterpillar, Inc.
1.90%, 03/12/2031 (C)	195,000	167,542
CNH Industrial Capital LLC
5.10%, 04/20/2029	174,000	175,362
5.50%, 01/12/2029	36,000	36,826
John Deere Capital Corp.
1.45%, 01/15/2031	112,000	93,430
4.40%, 09/08/2031	44,000	42,960
4.90%, 06/11/2027	34,000	34,389
4.95%, 07/14/2028	18,000	18,246
5.10%, 04/11/2034	171,000	173,461
nVent Finance SARL
2.75%, 11/15/2031	112,000	95,014
Westinghouse Air Brake Technologies Corp.
5.61%, 03/11/2034	15,000	15,419
		928,195
Media - 0.5%
Cable One, Inc.
4.00%, 11/15/2030 (A)(C)	64,000	50,428
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%, 04/01/2031	99,000	83,296
3.50%, 06/01/2041	46,000	31,515
6.10%, 06/01/2029	36,000	36,760
Comcast Corp.
3.40%, 04/01/2030	21,000	19,623
4.15%, 10/15/2028	86,000	84,446
Cox Communications, Inc.
5.45%, 09/15/2028 - 09/01/2034 (A)	65,000	64,534
CSC Holdings LLC
5.75%, 01/15/2030 (A)	200,000	104,926
Discovery Communications LLC
3.63%, 05/15/2030	33,000	29,206
Omnicom Group, Inc.
5.30%, 11/01/2034	54,000	54,163
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Paramount Global
Fixed until 02/28/2027, 6.25% (F), 02/28/2057	$ 93,000	$ 83,285
Univision Communications, Inc.
8.50%, 07/31/2031 (A)	40,000	39,391
Walt Disney Co.
2.00%, 09/01/2029	44,000	39,097
		720,670
Metals & Mining - 0.7%
Anglo American Capital PLC
5.50%, 05/02/2033 (B)	200,000	202,050
Cleveland-Cliffs, Inc.
5.88%, 06/01/2027	10,000	9,992
7.00%, 03/15/2032 (A)(C)	40,000	39,979
7.38%, 05/01/2033 (A)	10,000	10,071
Freeport Indonesia PT
5.32%, 04/14/2032 (B)	200,000	197,433
Mineral Resources Ltd.
9.25%, 10/01/2028 (A)	56,000	59,028
Newmont Corp./Newcrest Finance Pty. Ltd.
5.30%, 03/15/2026	18,000	18,164
Perenti Finance Pty. Ltd.
6.50%, 10/07/2025 (B)	187,457	187,457
South32 Treasury Ltd.
4.35%, 04/14/2032 (A)	140,000	130,022
Steel Dynamics, Inc.
5.38%, 08/15/2034	24,000	24,175
Vale Overseas Ltd.
6.13%, 06/12/2033	200,000	205,107
		1,083,478
Mortgage Real Estate Investment Trusts - 0.1%
Apollo Commercial Real Estate Finance, Inc.
4.63%, 06/15/2029 (A)	75,000	65,024
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.75%, 06/15/2029 (A)	40,000	38,110
		103,134
Oil, Gas & Consumable Fuels - 4.5%
Apache Corp.
6.00%, 01/15/2037	24,000	24,028
Baytex Energy Corp.
7.38%, 03/15/2032 (A)	35,000	33,998
BP Capital Markets America, Inc.
4.89%, 09/11/2033	125,000	122,919
Chevron Corp.
2.24%, 05/11/2030	192,000	169,633
Civitas Resources, Inc.
8.75%, 07/01/2031 (A)	35,000	36,663
Comstock Resources, Inc.
5.88%, 01/15/2030 (A)	40,000	36,517
Crescent Energy Finance LLC
7.63%, 04/01/2032 (A)	37,000	36,532
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Delek Logistics Partners LP/Delek Logistics Finance Corp.
8.63%, 03/15/2029 (A)	$ 55,000	$ 56,433
Diamondback Energy, Inc.
5.40%, 04/18/2034	149,000	148,605
EIG Pearl Holdings SARL
4.39%, 11/30/2046 (B)	250,000	198,108
Energy Transfer LP
4.95%, 05/15/2028	101,000	101,243
6.40%, 12/01/2030	25,000	26,526
Fixed until 02/15/2029, 8.00% (F), 05/15/2054	1,000,000	1,059,728
EQT Corp.
3.63%, 05/15/2031 (A)	86,000	76,949
Galaxy Pipeline Assets Bidco Ltd.
2.16%, 03/31/2034 (B)	154,858	134,204
2.94%, 09/30/2040 (B)	179,948	145,558
Genesis Energy LP/Genesis Energy Finance Corp.
8.88%, 04/15/2030	60,000	62,090
GNL Quintero SA
4.63%, 07/31/2029 (B)	117,680	116,397
Greensaif Pipelines Bidco SARL
6.13%, 02/23/2038 (B)	200,000	204,689
Harvest Midstream I LP
7.50%, 05/15/2032 (A)	55,000	56,311
Helmerich & Payne, Inc.
5.50%, 12/01/2034 (A)	58,000	54,930
HF Sinclair Corp.
5.00%, 02/01/2028	19,000	18,811
Hilcorp Energy I LP/Hilcorp Finance Co.
6.00%, 02/01/2031 (A)	60,000	56,740
7.25%, 02/15/2035 (A)	15,000	14,714
Howard Midstream Energy Partners LLC
7.38%, 07/15/2032 (A)	55,000	56,169
Indika Energy Tbk. PT
8.75%, 05/07/2029 (A)	350,000	359,846
ITT Holdings LLC
6.50%, 08/01/2029 (A)	65,000	60,052
KazMunayGas National Co. JSC
5.38%, 04/24/2030 (B)	200,000	197,106
Kinder Morgan, Inc.
5.10%, 08/01/2029	34,000	34,169
5.40%, 02/01/2034	261,000	260,218
Marathon Oil Corp.
5.30%, 04/01/2029	45,000	45,806
Medco Oak Tree Pte. Ltd.
7.38%, 05/14/2026 (B)	325,000	330,112
Mongolian Mining Corp./Energy Resources LLC
12.50%, 09/13/2026 (B)	200,000	218,260
Nabors Industries, Inc.
7.38%, 05/15/2027 (A)	45,000	45,031
NGL Energy Operating LLC/NGL Energy Finance Corp.
8.38%, 02/15/2032 (A)	50,000	50,446
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.
5.20%, 08/01/2029	$ 36,000	$ 35,840
6.13%, 01/01/2031	171,000	175,915
Petroleos Mexicanos
10.00%, 02/07/2033 (C)	727,000	770,543
Phillips 66 Co.
5.25%, 06/15/2031	51,000	51,436
Pioneer Natural Resources Co.
5.10%, 03/29/2026	24,000	24,179
Plains All American Pipeline LP/PAA Finance Corp.
6.65%, 01/15/2037	7,000	7,499
PTTEP Treasury Center Co. Ltd.
2.59%, 06/10/2027 (B)	200,000	188,774
Saudi Arabian Oil Co.
4.25%, 04/16/2039 (B)	200,000	175,777
5.88%, 07/17/2064 (A)	200,000	192,500
Talos Production, Inc.
9.38%, 02/01/2031 (A)	52,000	53,548
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.50%, 03/01/2030	25,000	25,074
Transportadora de Gas del Peru SA
4.25%, 04/30/2028 (B)	160,000	156,960
Transportadora de Gas Internacional SA ESP
5.55%, 11/01/2028 (B)	200,000	198,448
Valaris Ltd.
8.38%, 04/30/2030 (A)	60,000	60,745
Vital Energy, Inc.
7.88%, 04/15/2032 (A)(C)	42,000	40,353
Western Midstream Operating LP
5.45%, 11/15/2034	45,000	43,916
Wildfire Intermediate Holdings LLC
7.50%, 10/15/2029 (A)	40,000	38,596
Williams Cos., Inc.
5.75%, 06/24/2044	58,000	57,325
		6,946,969
Paper & Forest Products - 0.5%
Celulosa Arauco y Constitucion SA
4.20%, 01/29/2030 (B)	200,000	185,879
Georgia-Pacific LLC
0.95%, 05/15/2026 (A)	73,000	69,078
Glatfelter Corp.
4.75%, 11/15/2029 (A)	65,000	58,297
Inversiones CMPC SA
6.13%, 02/26/2034 (A)	200,000	204,307
Suzano Austria GmbH
5.00%, 01/15/2030	200,000	194,263
		711,824
Passenger Airlines - 0.0% (G)
American Airlines, Inc.
7.25%, 02/15/2028 (A)(C)	55,000	55,903
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Passenger Airlines (continued)
British Airways Pass-Through Trust
2.90%, 09/15/2036 (A)	$ 14,939	$ 13,213
		69,116
Personal Care Products - 0.1%
Estee Lauder Cos., Inc.
4.38%, 05/15/2028	28,000	27,780
Perrigo Finance Unlimited Co.
6.13%, 09/30/2032	35,000	34,593
Procter & Gamble Co.
2.85%, 08/11/2027	57,000	54,947
3.95%, 01/26/2028	45,000	44,488
		161,808
Pharmaceuticals - 0.8%
AbbVie, Inc.
3.20%, 11/21/2029	185,000	172,825
4.95%, 03/15/2031	34,000	34,325
Astrazeneca Finance LLC
4.85%, 02/26/2029	55,000	55,518
4.88%, 03/03/2028	45,000	45,463
4.90%, 03/03/2030	46,000	46,627
Becton Dickinson & Co.
4.30%, 08/22/2032	34,000	32,426
4.69%, 02/13/2028	42,000	41,981
Bristol-Myers Squibb Co.
2.95%, 03/15/2032	97,000	85,653
Cardinal Health, Inc.
4.60%, 03/15/2043	42,000	36,407
5.13%, 02/15/2029	21,000	21,198
Cencora, Inc.
5.13%, 02/15/2034	25,000	24,848
CVS Health Corp.
4.78%, 03/25/2038	71,000	63,384
5.55%, 06/01/2031	57,000	57,440
Eli Lilly & Co.
4.15%, 08/14/2027	15,000	14,939
Endo Finance Holdings, Inc.
8.50%, 04/15/2031 (A)(C)	25,000	26,718
Health & Happiness H&H International Holdings Ltd.
13.50%, 06/26/2026 (B)	200,000	212,535
HLF Financing SARL LLC/Herbalife International, Inc.
4.88%, 06/01/2029 (A)	113,000	78,218
12.25%, 04/15/2029 (A)	10,000	10,070
Johnson & Johnson
4.80%, 06/01/2029	45,000	45,736
Merck & Co., Inc.
4.30%, 05/17/2030	66,000	65,107
Novartis Capital Corp.
4.00%, 09/18/2031	29,000	27,889
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 05/19/2033	34,000	33,498
Zoetis, Inc.
5.60%, 11/16/2032	21,000	21,834
		1,254,639
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 1.7%
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/2028 (A)	$ 60,000	$ 60,310
Elect Global Investments Ltd.
4.85%, 12/02/2024 (B)(E)	200,000	153,762
Emaar Sukuk Ltd.
3.88%, 09/17/2029 (B)	200,000	191,822
GLP China Holdings Ltd.
2.95%, 03/29/2026 (B)	200,000	181,287
GLP Pte. Ltd.
3.88%, 06/04/2025 (B)	200,000	194,994
Fixed until 05/17/2026 (E), 4.50% (B)(F)	200,000	118,530
Kennedy-Wilson, Inc.
4.75%, 03/01/2029	41,000	37,589
Longfor Group Holdings Ltd.
3.38%, 04/13/2027 (B)	250,000	213,817
New Metro Global Ltd.
4.80%, 12/15/2024 (B)	200,000	195,000
NWD Finance BVI Ltd.
Fixed until 03/22/2026 (E), 5.25% (B)(F)	250,000	208,750
Fixed until 03/16/2025 (E), 6.15% (B)(C)(F)	320,000	303,760
Vanke Real Estate Hong Kong Co. Ltd.
3.98%, 11/09/2027 (B)	200,000	131,100
Yanlord Land HK Co. Ltd.
5.13%, 05/20/2026 (B)	725,000	680,978
		2,671,699
Semiconductors & Semiconductor Equipment - 0.5%
Applied Materials, Inc.
4.80%, 06/15/2029	153,000	154,257
Broadcom, Inc.
2.45%, 02/15/2031 (A)	115,000	99,318
Intel Corp.
3.40%, 03/25/2025	89,000	88,396
SK Hynix, Inc.
2.38%, 01/19/2031 (B)	200,000	169,688
Texas Instruments, Inc.
4.60%, 02/15/2028	94,000	94,578
TSMC Global Ltd.
1.25%, 04/23/2026 (B)	250,000	237,362
		843,599
Software - 0.3%
Adobe, Inc.
4.85%, 04/04/2027	18,000	18,199
Cloud Software Group, Inc.
6.50%, 03/31/2029 (A)	66,000	64,442
Fiserv, Inc.
5.15%, 08/12/2034	31,000	30,798
Oracle Corp.
2.30%, 03/25/2028	105,000	97,129
4.30%, 07/08/2034	9,000	8,405
Rackspace Finance LLC
3.50%, 05/15/2028 (A)	261,300	153,919
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Roper Technologies, Inc.
4.90%, 10/15/2034	$ 46,000	$ 44,942
		417,834
Transportation Infrastructure - 0.3%
Canadian National Railway Co.
4.38%, 09/18/2034	27,000	25,856
Cargo Aircraft Management, Inc.
4.75%, 02/01/2028 (A)	65,000	62,168
CSX Corp.
3.25%, 06/01/2027	40,000	38,812
FedEx Corp. Pass-Through Trust
1.88%, 08/20/2035	36,947	31,240
GATX Corp.
6.05%, 03/15/2034	24,000	25,188
Penske Truck Leasing Co. LP/PTL Finance Corp.
5.35%, 03/30/2029 (A)	18,000	18,213
6.05%, 08/01/2028 (A)	25,000	25,868
6.20%, 06/15/2030 (A)	80,000	84,497
Ryder System, Inc.
5.50%, 06/01/2029	23,000	23,530
United Parcel Service, Inc.
3.90%, 04/01/2025	63,000	62,762
		398,134
Total Corporate Debt Securities (Cost $64,401,384)		64,073,662
LOAN ASSIGNMENTS - 18.7%
Aerospace & Defense - 0.2%
Dynasty Acquisition Co., Inc.
Term Loan B1, TBD, 08/24/2028 (D)(I)	20,156	20,150
Term Loan B2, TBD, 08/24/2028 (D)(I)	7,772	7,769

Spirit Aerosystems, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.09% (F), 01/15/2027	317,166	318,355
		346,274
Automobile Components - 0.2%
First Brands Group LLC
Term Loan, 3-Month Term SOFR + 5.00%, TBD, 03/30/2027 (D)(I)	113,612	110,204
Term Loan, 3-Month Term SOFR + 5.00%, 9.85% (F), 03/30/2027 (D)	132,287	128,186
		238,390
Beverages - 0.2%
Pegasus BidCo BV Term Loan B, 3-Month Term SOFR + 3.25%, 7.85% (F), 07/12/2029	317,971	318,369
	Principal	Value
LOAN ASSIGNMENTS (continued)
Building Products - 0.6%
Foley Products Co. LLC Term Loan, 3-Month Term SOFR + 4.75%, 9.50% (F), 12/29/2028	$ 188,496	$ 189,533
Groundworks LLC
Delayed Draw Term Loan, 1-Month Term SOFR + 3.25%, 0.50% (F), 03/14/2031	5,152	5,144
Term Loan, 1-Month Term SOFR + 3.25%, 8.05% (F), 03/14/2031	174,949	174,675

Icebox Holdco III, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 3.75%, 8.62% (F), 12/22/2028	144,665	145,027
Potters Industries LLC Term Loan, 1-Month Term SOFR + 3.75%, 8.44% (F), 12/14/2027	198,768	199,513
Quikrete Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.19% (F), 04/14/2031	206,960	206,831
		920,723
Capital Markets - 0.3%
Dragon Buyer, Inc Term Loan B, 3-Month Term SOFR + 3.25%, 7.90% (F), 09/30/2031	150,542	149,601
NEXUS Buyer LLC Term Loan B, 1-Month Term SOFR + 4.00%, 8.69% (F), 07/31/2031	339,544	337,988
		487,589
Commercial Services & Supplies - 2.2%
Allied Universal Holdco LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.54% (F), 05/12/2028	179,985	179,571
Belron Finance LLC Term Loan B, Prime Rate + 1.75%, 9.75% (F), 10/16/2031 (D)	114,670	114,993
Crash Champions LLC Term Loan B, TBD, 02/23/2029 (D)(I)	200,000	193,938
Creative Artists Agency LLC 1st Lien Term Loan B, 1-Month Term SOFR + 2.75%, 7.44% (F), 10/01/2031	317,711	317,484
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.50%, 8.29% (F), 02/01/2029	237,382	237,011
Groupe Solmax, Inc. Term Loan, 1-Month Term SOFR + 4.75%, 3-Month Term SOFR + 4.75%, 9.55% (F), 05/29/2028	207,272	191,467
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Hertz Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 8.49% (F), 06/30/2028	$ 364,420	$ 323,911
KUEHG Corp. 1st Lien Term Loan B, 1-Month Term SOFR + 3.25%, 7.84% (F), 06/12/2030	148,988	149,137
Mavis Tire Express Services Corp. Term Loan, 1-Month Term SOFR + 3.50%, 8.19% (F), 05/04/2028	238,807	239,255
Moneygram International, Inc. Term Loan B, 3-Month Term SOFR + 4.75%, 9.68% (F), 06/01/2030	322,056	302,128
Prometric Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.75%, 9.55% (F), 01/31/2028	239,397	240,414
Ryan LLC Term Loan, 1-Month Term SOFR + 3.50%, TBD, 11/14/2030 (D)(I)	190,673	190,435
Spring Education Group, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 8.60% (F), 10/04/2030	238,921	240,176
VM Consolidated, Inc. Term Loan B2, 1-Month Term SOFR + 2.25%, 6.94% (F), 03/24/2028	126,436	126,831
Wand NewCo 3, Inc. 1st Lien Term Loan B, 3-Month Term SOFR + 3.25%, 7.85% (F), 01/30/2031	206,369	206,298
XPLOR T1 LLC Term Loan B, 3-Month Term SOFR + 4.25%, 8.85% (F), 06/24/2031	135,548	136,226
		3,389,275
Communications Equipment - 0.9%
Altice Financing SA Term Loan, TBD, 10/31/2027 (D)(I)	210,000	189,945
Altice France SA Term Loan B14, 3-Month Term SOFR + 5.50%, 10.15% (F), 08/15/2028	363,407	288,908
CCI Buyer, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 8.60% (F), 12/17/2027	320,021	320,181
Connect Finco SARL Term Loan B, 1-Month Term SOFR + 4.50%, 9.19% (F), 09/27/2029	202,966	183,482
	Principal	Value
LOAN ASSIGNMENTS (continued)
Communications Equipment (continued)
Lorca Holdco Ltd. Term Loan, 3-Month Term SOFR + 3.50%, 8.10% (F), 03/25/2031	$ 175,414	$ 175,194
ViaSat, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 9.19% (F), 03/02/2029	331,741	300,019
		1,457,729
Construction & Engineering - 0.4%
Construction Partners, Inc. Term Loan B, TBD, 10/29/2031 (D)(I)	34,367	34,367
Osmose Utilities Services, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 8.05% (F), 06/23/2028	210,868	210,077
Service Logic Acquisition, Inc Term Loan B, 3-Month Term SOFR + 3.50%, 8.09% (F), 10/29/2027	318,158	318,555
		562,999
Consumer Staples Distribution & Retail - 1.7%
BCPE Grill Parent Term Loan B, 1-Month Term SOFR + 4.75%, 9.44% (F), 09/30/2030	208,375	203,166
Dave & Buster's, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.88% (F), 06/29/2029	206,178	205,765
EG Group Ltd. Term Loan B, 3-Month Term SOFR + 5.50%, 10.44% (F), 02/07/2028	320,230	320,310
LBM Acquisition LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.67% (F), 06/06/2031	320,038	315,637
Park River Holdings, Inc. Term Loan, 3-Month Term SOFR + 3.25%, 8.11% (F), 12/28/2027	322,095	315,251
Peer Holding III BV Term Loan B5, 3-Month Term SOFR + 3.00%, 7.60% (F), 07/01/2031	173,091	173,235
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 8.12% (F), 03/03/2028	368,078	349,543
PF Chang's China Bistro, Inc. Term Loan B, 3-Month Term SOFR + 6.25%, 10.99% (F), 03/01/2026	242,167	238,656
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Consumer Staples Distribution & Retail (continued)
Specialty Building Products Holdings LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.54% (F), 10/15/2028	$ 238,707	$ 236,499
Whatabrands LLC Term Loan B, 1-Month Term SOFR + 2.75%, 7.44% (F), 08/03/2028	206,774	206,601
		2,564,663
Containers & Packaging - 0.4%
Charter NEX U.S., Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.69% (F), 12/01/2027	158,974	158,920
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.18%, 7.86% (F), 04/13/2029	198,538	197,992
SupplyOne, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 8.44% (F), 04/21/2031 (D)	271,257	271,257
		628,169
Distributors - 0.3%
PAI Holdco, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.60% (F), 10/28/2027	255,943	234,508
RelaDyne, Inc.
Term Loan B, 1-Month Term SOFR + 4.25%, 8.94% (F), 12/22/2028	248,004	247,818
Term Loan, 1-Month Term SOFR + 4.50%, 9.19% (F), 12/22/2028	57,693	57,729
		540,055
Diversified REITs - 0.1%
Claros Mortgage Trust, Inc. Term Loan B, 1-Month Term SOFR + 4.50%, 9.29% (F), 08/09/2026	224,928	215,930
Electric Utilities - 0.1%
Alpha Generation LLC Term Loan B, 1-Month Term SOFR + 2.75%, 7.45% (F), 09/30/2031	198,503	198,432
Electronic Equipment, Instruments & Components - 0.1%
Lsf12 Crown U.S. Commercial Bidco LLC Term Loan B, TBD, 10/10/2031 (D)(I)	135,617	134,939
Financial Services - 0.7%
Advisor Group, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 8.69% (F), 08/17/2028	199,543	199,450
	Principal	Value
LOAN ASSIGNMENTS (continued)
Financial Services (continued)
Apex Group Treasury LLC Term Loan, 6-Month Term SOFR + 3.75%, 8.96% (F), 07/27/2028	$ 319,140	$ 319,938
CPI Holdco B LLC Term Loan B, TBD, 05/17/2031 (D)(I)	44,044	43,714
Fly Funding II SARL Term Loan B, 3-Month LIBOR + 1.75%, 7.12% (F), 08/11/2025	310,077	303,003
HighTower Holdings LLC Term Loan B, 3-Month Term SOFR + 3.50%, 8.75% (F), 04/21/2028	237,620	237,768
		1,103,873
Food Products - 0.2%
Upfield BV Term Loan B10, 6-Month Term SOFR + 4.25%, 9.77% (F), 01/03/2028	272,247	271,431
Health Care Equipment & Supplies - 0.2%
Hanger, Inc.
Term Loan B, TBD, 10/23/2031 (D)(I)	131,420	131,379
Delayed Draw Term Loan, TBD, 10/23/2031 (D)(I)	16,921	16,916

Medline Borrower LP Term Loan B, 1-Month Term SOFR + 2.75%, 7.44% (F), 10/23/2028 (D)	238,733	238,896
		387,191
Health Care Providers & Services - 0.3%
Bella Holding Co. LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.54% (F), 05/10/2028	238,974	239,198
Outcomes Group Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.25%, 8.94% (F), 05/06/2031	159,075	159,473
		398,671
Hotels, Restaurants & Leisure - 1.3%
Aimbridge Acquisition Co., Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.60% (F), 02/02/2026	155,167	136,392
Carnival Corp. Term Loan B1, 1-Month Term SOFR + 2.75%, 7.44% (F), 10/18/2028	211,077	211,275
Fertitta Entertainment LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.19% (F), 01/27/2029	272,165	272,097
Motion Finco SARL Term Loan B, 3-Month Term SOFR + 3.50%, 8.10% (F), 11/12/2029	318,805	304,442
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Ontario Gaming GTA LP Term Loan B, 3-Month Term SOFR + 4.25%, 8.89% (F), 08/01/2030	$ 238,415	$ 238,295
Recess Holdings, Inc. Term Loan B, 3-Month Term SOFR + 4.50%, 9.09% (F), 02/20/2030	212,001	212,995
Scientific Games Holdings LP Term Loan B, 3-Month Term SOFR + 3.00%, 7.59% (F), 04/04/2029	240,382	239,477
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.19% (F), 08/25/2028	159,364	159,032
Travel & Leisure Co. Term Loan B, 1-Month Term SOFR + 3.25%, 8.09% (F), 12/14/2029	228,208	228,683
		2,002,688
Household Durables - 0.2%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.50%, 8.36% (F), 07/31/2028	318,943	319,378
Insurance - 1.0%
Alliant Holdings Intermediate LLC Term Loan B6, 1-Month Term SOFR + 3.00%, 7.76% (F), 09/19/2031	207,214	206,327
Asurion LLC
Term Loan B11, 1-Month Term SOFR + 4.25%, 9.04% (F), 08/19/2028	307,657	305,735
2nd Lien Term Loan B4, 1-Month Term SOFR + 5.25%, 10.05% (F), 01/20/2029	355,548	338,511

Howden Group Holdings Ltd. Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (F), 02/15/2031	317,843	318,538
Sedgwick Claims Management Services, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 7.59% (F), 07/31/2031	239,057	239,111
Truist Insurance Holdings LLC 1st Lien Term Loan, 3-Month Term SOFR + 3.25%, 7.85% (F), 05/06/2031	208,731	208,405
		1,616,627
Internet & Catalog Retail - 0.7%
Arches Buyer, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.04% (F), 12/06/2027	150,196	143,704
	Principal	Value
LOAN ASSIGNMENTS (continued)
Internet & Catalog Retail (continued)
CNT Holdings I Corp. Term Loan, 3-Month Term SOFR + 3.50%, 8.09% (F), 11/08/2027	$ 317,458	$ 317,706
Ion Trading Technologies SARL Term Loan, 3-Month Term SOFR + 4.00%, 9.02% (F), 04/01/2028	148,647	148,222
Proofpoint, Inc. Term Loan, 1-Month Term SOFR + 3.00%, 7.69% (F), 08/31/2028	238,338	238,423
PUG LLC Term Loan B, 1-Month Term SOFR + 4.75%, 9.44% (F), 03/15/2030	236,169	235,578
		1,083,633
IT Services - 0.8%
Ahead DB Holdings LLC Term Loan B3, 3-Month Term SOFR + 3.50%, 8.10% (F), 02/01/2031	101,419	101,685
Amentum Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.25%, 6.94% (F), 09/29/2031	183,317	183,145
Foundever Worldwide Corp. Term Loan, 1-Month Term SOFR + 3.75%, 8.55% (F), 08/28/2028	110,482	69,722
Indy U.S. Holdco LLC Term Loan B, 1-Month Term SOFR + 4.75%, 9.44% (F), 03/06/2028	286,598	285,285
McAfee LLC Term Loan B, 1-Month Term SOFR + 3.25%, 8.10% (F), 03/01/2029	140,120	139,711
Peraton Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 8.54% (F), 02/01/2028	318,816	308,511
Verifone Systems, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 4.00%, 9.33% (F), 08/20/2025	177,968	165,177
		1,253,236
Machinery - 0.5%
CD&R Hydra Buyer, Inc. Term Loan B, 1-Month Term SOFR + 4.00%, 8.79% (F), 03/25/2031	237,383	236,730
Madison Safety & Flow LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.97% (F), 09/26/2031	19,347	19,420
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
TK Elevator U.S. Newco, Inc. Term Loan B, 6-Month Term SOFR + 3.50%, 8.59% (F), 04/30/2030	$ 317,712	$ 318,457
WEC U.S. Holdings Ltd. Term Loan, 1-Month Term SOFR + 2.75%, 7.60% (F), 01/27/2031	144,638	144,755
		719,362
Media - 0.9%
CSC Holdings LLC Term Loan B5, 6-Month LIBOR + 2.50%, 7.17% (F), 04/15/2027	356,028	330,587
Planet U.S. Buyer LLC Term Loan B, 3-Month Term SOFR + 3.50%, 8.60% (F), 02/07/2031	118,260	118,555
Sinclair Television Group, Inc. Term Loan B4, 1-Month Term SOFR + 3.75%, 8.54% (F), 04/21/2029	349,815	272,331
United Talent Agency LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.57% (F), 07/07/2028	151,198	151,954
UPC Financing Partnership Term Loan AX, 1-Month Term SOFR + 2.93%, 7.83% (F), 01/31/2029	146,624	146,294
Virgin Media Bristol LLC Term Loan Y, 6-Month Term SOFR + 3.18%, 7.72% (F), 03/31/2031	326,000	316,162
		1,335,883
Metals & Mining - 0.7%
Atlas Sand Co. LLC Term Loan, 5.00% (F), 01/31/2026 (J)(K)(L)(M)	1,215,715	1,133,046
Mortgage Real Estate Investment Trusts - 0.1%
Apollo Commercial Real Estate Finance, Inc. Term Loan B1, 1-Month Term SOFR + 3.50%, 8.30% (F), 03/11/2028	236,841	232,104
Oil, Gas & Consumable Fuels - 0.2%
M6 ETX Holdings II Midco LLC Term Loan B, 1-Month Term SOFR + 4.50%, 9.29% (F), 09/19/2029	155,372	155,348
NGP XI Midstream Holdings LLC Term Loan B, 3-Month Term SOFR + 4.00%, 8.60% (F), 07/25/2031	163,199	163,097
		318,445
	Principal	Value
LOAN ASSIGNMENTS (continued)
Passenger Airlines - 0.7%
Air Canada Term Loan B, 3-Month Term SOFR + 2.50%, 7.25% (F), 03/21/2031	$ 170,320	$ 170,267
American Airlines, Inc.
1st Lien Term Loan, 6-Month Term SOFR + 2.50%, 7.21% (F), 06/04/2029	56,540	56,307
Term Loan B, 1-Month Term SOFR + 2.75%, 7.65% (F), 02/15/2028	158,384	158,258
Term Loan, 3-Month Term SOFR + 4.75%, 9.63% (F), 04/20/2028	79,368	81,592

United Airlines, Inc. Term Loan B, 3-Month Term SOFR + 2.75%, 7.38% (F), 02/22/2031	251,075	251,180
WestJet Loyalty LP Term Loan B, 3-Month Term SOFR + 3.75%, 8.35% (F), 02/14/2031	318,627	318,513
		1,036,117
Pharmaceuticals - 0.3%
Covetrus, Inc. Term Loan, 3-Month Term SOFR + 5.00%, 9.60% (F), 10/13/2029	270,836	256,569
Endo Finance Holdings, Inc. 1st Lien Term Loan, TBD, 04/23/2031 (D)(I)	55,000	55,011
Endo Luxembourg Finance Co. I SARL Term Loan B, 1-Month Term SOFR + 4.50%, 9.24% (F), 04/23/2031 (D)	136,260	136,294
		447,874
Real Estate Management & Development - 0.3%
CoreLogic, Inc. Term Loan, 1-Month Term SOFR + 3.50%, 8.30% (F), 06/02/2028	149,614	148,586
Cushman & Wakefield U.S. Borrower LLC
Term Loan B, 1-Month Term SOFR + 3.00%, 7.69% (F), 01/31/2030	102,116	102,371
Term Loan, 1-Month Term SOFR + 3.00%, 1-Month Term SOFR + 3.25%, 7.94% (F), 01/31/2030	161,506	161,708
		412,665
Software - 1.3%
Athenahealth Group, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.94% (F), 02/15/2029	321,613	320,216
Boxer Parent Co., Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.34% (F), 07/30/2031	145,773	145,265
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Corel Corp. Term Loan, 3-Month Term SOFR + 5.00%, 10.16% (F), 07/02/2026	$ 166,915	$ 159,571
Cotiviti Corp. Term Loan, 1-Month Term SOFR + 3.25%, 8.09% (F), 05/01/2031	239,449	239,549
Helios Software Holdings, Inc. Term Loan B, 3-Month Term SOFR + 3.50%, 8.09% (F), 07/18/2030	239,003	238,256
PointClickCare Technologies, Inc. Term Loan B, TBD, 10/10/2031 (D)(I)	59,754	59,829
Project Boost Purchaser LLC Term Loan, 3-Month Term SOFR + 3.50%, 8.15% (F), 07/16/2031	319,170	319,419
RealPage, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 3.00%, 7.80% (F), 04/24/2028	154,106	151,777
Storable, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (F), 04/17/2028	239,156	239,106
UKG, Inc. 1st Lien Term Loan B, 3-Month Term SOFR + 3.00%, 7.62% (F), 02/10/2031	170,227	170,469
		2,043,457
Textiles, Apparel & Luxury Goods - 0.4%
ABG Intermediate Holdings 2 LLC Term Loan B, 1-Month Term SOFR + 2.75%, 7.45% (F), 12/21/2028 (D)	247,118	247,598
Varsity Brands, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.82% (F), 08/26/2031	296,697	295,479
		543,077
Transportation Infrastructure - 0.2%
Third Coast Infrastructure LLC Term Loan B, 1-Month Term SOFR + 4.25%, 8.94% (F), 09/25/2030	292,323	292,323
Total Loan Assignments (Cost $28,450,486)		28,954,617
U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.7%
Federal Home Loan Mortgage Corp.
3.00%, 09/01/2052	2,011,678	1,734,809
5.50%, 08/01/2053	1,955,641	1,937,792
6.00%, 02/01/2054	955,131	961,298
Federal National Mortgage Association
2.00%, 02/01/2052	866,077	688,208
2.50%, 02/01/2038 - 02/01/2052	17,814,308	15,572,975
5.00%, 03/01/2054	1,571,397	1,527,381
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
3.00%, 02/20/2052	$ 2,174,202	$ 1,908,960
Total U.S. Government Agency Obligations (Cost $23,851,725)		24,331,423
ASSET-BACKED SECURITIES - 8.3%
Allegro CLO VIII-S Ltd.
Series 2024-3A, Class B, 3-Month Term SOFR + 1.85%, 0.00% (F), 10/15/2037 (A)(D)	1,750,000	1,750,303
Bain Capital Credit CLO Ltd.
Series 2024-3A, Class A1, 3-Month Term SOFR + 1.48%, 6.72% (F), 07/16/2037 (A)	1,200,000	1,206,640
BlueMountain CLO XXV Ltd.
Series 2019-25A, Class CR, 3-Month Term SOFR + 2.51%, 7.17% (F), 07/15/2036 (A)	1,700,000	1,703,539
Columbia Cent CLO 33 Ltd.
Series 2024-33A, Class A1, 3-Month Term SOFR + 1.60%, 6.22% (F), 04/20/2037 (A)	2,100,000	2,110,691
TCW CLO Ltd.
Series 2021-2A, Class D, 3-Month Term SOFR + 3.51%, 8.14% (F), 07/25/2034 (A)	3,000,000	3,012,600
Trinitas CLO XIV Ltd.
Series 2020-14A, Class CR, 3-Month Term SOFR + 2.40%, 7.03% (F), 01/25/2034 (A)	3,000,000	3,002,244
Total Asset-Backed Securities (Cost $12,633,650)		12,786,017
U.S. GOVERNMENT OBLIGATIONS - 4.5%
U.S. Treasury - 4.5%
U.S. Treasury Bonds
4.13%, 08/15/2044 (C)	4,518,000	4,243,390
U.S. Treasury Notes
2.38%, 04/30/2026	77,000	74,964
3.50%, 09/15/2025 - 09/30/2029	374,000	370,361
3.63%, 03/31/2028	159,000	156,379
3.75%, 08/15/2027 - 08/31/2031	408,000	402,199
3.88%, 12/31/2029 - 08/15/2034	207,000	203,063
4.00%, 01/31/2029 - 01/31/2031	26,000	25,729
4.13%, 10/31/2029	21,000	20,972
4.25%, 06/30/2029	14,000	14,049
4.38%, 07/31/2026 - 05/15/2034	1,343,000	1,351,290
4.50%, 05/31/2029 - 11/15/2033	184,100	187,134
Total U.S. Government Obligations (Cost $7,271,469)		7,049,530

	Shares	Value
PREFERRED STOCKS - 0.9%
Banks - 0.9%
Customers Bancorp, Inc., 5.38%	66,720	1,377,768
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
PREFERRED STOCKS (continued)
Electric Utilities - 0.0% (G)
Brookfield Infrastructure Finance ULC, 7.25%	1,000	$ 25,420
Total Preferred Stocks (Cost $1,692,794)		1,403,188

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Canada - 0.1%
Province of British Columbia
4.20%, 07/06/2033	$ 66,000	64,004
Pakistan - 0.3%
Pakistan Government International Bonds
6.00%, 04/08/2026 (B)	200,000	187,716
7.38%, 04/08/2031 (B)	305,000	258,064
		445,780
Supranational - 0.3%
Africa Finance Corp.
5.55%, 10/08/2029 (A)	200,000	199,298
Asian Development Bank
1.88%, 01/24/2030	99,000	88,118
European Bank for Reconstruction & Development
1.50%, 02/13/2025	65,000	64,413
Inter-American Development Bank
4.00%, 01/12/2028	81,000	80,517
International Bank for Reconstruction & Development
3.13%, 11/20/2025	76,000	74,945
		507,291
Total Foreign Government Obligations (Cost $1,010,830)		1,017,075

	Shares	Value
COMMON STOCKS - 0.2%
Energy Equipment & Services - 0.2%
Hi Crush Remainco (J)(K)(L)(N)	78	290,784
	Shares	Value
COMMON STOCKS (continued)
Machinery - 0.0%
Ameriforge Group, Inc. (J)(K)(N)(O)	2,679	$ 0
Total Common Stocks (Cost $91,086)		290,784

	Principal	Value
CONVERTIBLE BOND - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Wynn Macau Ltd. 4.50%, 03/07/2029 (A)	$ 200,000	204,302
Total Convertible Bond (Cost $201,000)		204,302

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 10.4%
Money Market Funds - 10.4%
State Street Institutional U.S. Government Money Market Fund, 4.82% (P)	16,143,320	16,143,320
Total Short-Term Investment Companies (Cost $16,143,320)		16,143,320
OTHER INVESTMENT COMPANY - 3.8%
Securities Lending Collateral - 3.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (P)	5,805,420	5,805,420
Total Other Investment Company (Cost $5,805,420)		5,805,420
Total Investments (Cost $161,553,164)		162,059,338
Net Other Assets (Liabilities) - (4.7)%		(7,274,414)
Net Assets - 100.0%		$ 154,784,924
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	120	12/19/2024	$14,184,668	$13,650,000	$—	$(534,668)
30-Year U.S. Treasury Bonds	32	12/19/2024	3,980,079	3,775,000	—	(205,079)
U.S. Treasury Ultra Bonds	14	12/19/2024	1,868,489	1,758,750	—	(109,739)
Total Futures Contracts					$—	$(849,486)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (Q)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$64,073,662	$—	$64,073,662
Loan Assignments	—	27,821,571	1,133,046	28,954,617
U.S. Government Agency Obligations	—	24,331,423	—	24,331,423
Asset-Backed Securities	—	12,786,017	—	12,786,017
U.S. Government Obligations	—	7,049,530	—	7,049,530
Preferred Stocks	1,403,188	—	—	1,403,188
Foreign Government Obligations	—	1,017,075	—	1,017,075
Common Stocks	—	—	290,784	290,784
Convertible Bond	—	204,302	—	204,302
Short-Term Investment Companies	16,143,320	—	—	16,143,320
Other Investment Company	5,805,420	—	—	5,805,420
Total Investments	$23,351,928	$137,283,580	$1,423,830	$162,059,338
LIABILITIES
Other Financial Instruments
Futures Contracts (S)	$(849,486)	$—	$—	$(849,486)
Total Other Financial Instruments	$(849,486)	$—	$—	$(849,486)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $31,655,569, representing 20.5% of the
Fund's net assets.

(B)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2024, the total value of the Regulation S securities is $21,670,215, representing
14.0% of the Fund's net assets.

(C)
All or a portion of the security is on loan. The total value of the securities on loan is $6,197,417, collateralized by cash collateral of $5,805,420 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $520,455. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)	Perpetual maturity. The date displayed is the next call date.
(F)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2024; the maturity date disclosed is the ultimate maturity date.
(I)	All or a portion of the security represents an unsettled loan commitment at October 31, 2024 where the rate will be determined at time of settlement.
(J)	Security is Level 3 of the fair value hierarchy.
(K)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2024, the total value of the securities is $1,423,830, representing 0.9% of the Fund’s net assets.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(L)	Restricted security. At October 31, 2024, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Hi Crush Remainco	10/08/2020 - 11/02/2021	$473,091	$290,784	0.2%
Loan Assignments	Atlas Sand Co. LLC Term Loan, 5.00%, 01/31/2026	10/08/2020	147,920	1,133,046	0.7
			$621,011	$1,423,830	0.9%

(M)	Fixed rate loan commitment at October 31, 2024.
(N)	Non-income producing security.
(O)	Security deemed worthless.
(P)	Rate disclosed reflects the yield at October 31, 2024.
(Q)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(R)	Level 3 security was not considered significant to the Fund.
(S)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
CPI	Consumer Price Index
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PJSC	Private Joint Stock Co.
Prime Rate	Interest rate charged by banks to their most credit worthy customers
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $161,553,164) (including securities loaned of $6,197,417)	$162,059,338
Cash	1,157,456
Cash collateral pledged at broker for:
Futures contracts	598,322
Foreign currency, at value (cost $12,512)	12,262
Receivables and other assets:
Investments sold	74,176
When-issued, delayed-delivery, forward and TBA commitments sold	47,562
Net income from securities lending	7,180
Shares of beneficial interest sold	279,802
Interest	1,236,001
Unrealized appreciation on unfunded commitments	76
Total assets	165,472,175
Liabilities:
Cash collateral received upon return of:
Securities on loan	5,805,420
Payables and other liabilities:
Investments purchased	475,489
When-issued, delayed-delivery, forward and TBA commitments purchased	3,979,957
Shares of beneficial interest redeemed	114,767
Investment management fees	130,963
Distribution and service fees	794
Transfer agent fees	4,903
Trustee and CCO fees	39
Audit and tax fees	47,428
Custody fees	79,897
Legal fees	6,160
Printing and shareholder reports fees	6,377
Registration fees	393
Other accrued expenses	10,195
Variation margin payable on futures contracts	24,469
Total liabilities	10,687,251
Net assets	$154,784,924
Net assets consist of:
Paid-in capital	$248,307,330
Total distributable earnings (accumulated losses)	(93,522,406)
Net assets	$154,784,924
Net assets by class:
Class A	$4,021,977
Class I	47,118,888
Class I2	103,644,059
Shares outstanding (unlimited shares, no par value):
Class A	457,191
Class I	5,362,000
Class I2	11,859,670
Net asset value per share: (A)
Class A	$8.80
Class I	8.79
Class I2	8.74
Maximum offering price per share: (B)
Class A	$9.24

(A)	Net asset value per share for Class I and I2 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$2,294,166
Interest income	16,345,403
Net income from securities lending	36,978
Withholding taxes on foreign income	4,706
Total investment income	18,681,253
Expenses:
Investment management fees	1,618,769
Distribution and service fees:
Class A	4,936
Transfer agent fees:
Class A	1,841
Class I	35,811
Class I2	15,949
Trustee and CCO fees	9,177
Audit and tax fees	47,559
Custody fees	144,105
Legal fees	25,572
Printing and shareholder reports fees	13,993
Registration fees	38,671
Other	60,621
Total expenses before waiver and/or reimbursement and recapture	2,017,004
Expenses waived and/or reimbursed:
Class A	(1,528)
Class I	(25,892)
Class I2	(103,686)
Recapture of previously waived and/or reimbursed fees:
Class A	1,055
Class I	17,401
Class I2	43,826
Net expenses	1,948,180
Net investment income (loss)	16,733,073
Net realized gain (loss) on:
Investments	(6,132,146)
Futures contracts	1,055,346
Forward foreign currency contracts	2,921,874
Foreign currency transactions	(145,114)
Net realized gain (loss)	(2,300,040)
Net change in unrealized appreciation (depreciation) on:
Investments	21,462,972
Unfunded commitments	76
Futures contracts	(863,116)
Forward foreign currency contracts	(2,737,479)
Translation of assets and liabilities denominated in foreign currencies	80,721
Net change in unrealized appreciation (depreciation)	17,943,174
Net realized and change in unrealized gain (loss)	15,643,134
Net increase (decrease) in net assets resulting from operations	$32,376,207
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$16,733,073	$42,416,408
Net realized gain (loss)	(2,300,040)	(42,696,254)
Net change in unrealized appreciation (depreciation)	17,943,174	21,290,748
Net increase (decrease) in net assets resulting from operations	32,376,207	21,010,902
Dividends and/or distributions to shareholders:
Class A	(122,663)	(76,828)
Class I	(2,190,477)	(1,953,438)
Class I2	(12,176,396)	(35,865,878)
Return of capital:
Class A	(21,229)	(8,392)
Class I	(379,092)	(213,398)
Class I2	(2,107,283)	(3,918,076)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,997,140)	(42,036,010)
Capital share transactions:
Proceeds from shares sold:
Class A	2,799,520	1,265,418
Class I	28,351,790	13,822,140
Class I2	—	457,000,001
	31,151,310	472,087,559
Dividends and/or distributions reinvested:
Class A	143,743	84,410
Class I	2,569,549	2,166,829
Class I2	14,247,831	39,783,954
	16,961,123	42,035,193
Cost of shares redeemed:
Class A	(420,035)	(1,158,048)
Class I	(22,121,158)	(36,922,974)
Class I2	(510,473,826)	(545,582,099)
	(533,015,019)	(583,663,121)
Net increase (decrease) in net assets resulting from capital share transactions	(484,902,586)	(69,540,369)
Net increase (decrease) in net assets	(469,523,519)	(90,565,477)
Net assets:
Beginning of year	624,308,443	714,873,920
End of year	$154,784,924	$624,308,443
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	313,047	144,550
Class I	3,201,817	1,579,781
Class I2	—	52,408,257
	3,514,864	54,132,588
Shares reinvested:
Class A	16,241	9,663
Class I	290,413	248,453
Class I2	1,622,786	4,587,852
	1,929,440	4,845,968
Shares redeemed:
Class A	(47,299)	(132,539)
Class I	(2,516,880)	(4,239,468)
Class I2	(59,247,412)	(63,629,249)
	(61,811,591)	(68,001,256)
Net increase (decrease) in shares outstanding:
Class A	281,989	21,674
Class I	975,350	(2,411,234)
Class I2	(57,624,626)	(6,633,140)
	(56,367,287)	(9,022,700)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of year	$8.48	$8.66	$10.27	$9.89	$9.82
Investment operations:
Net investment income (loss) (B)	0.59	0.40	0.27	0.32	0.02
Net realized and unrealized gain (loss)	0.36	(0.18)	(1.10)	0.38	0.08
Total investment operations	0.95	0.22	(0.83)	0.70	0.10
Contributions from affiliate	—	—	0.00 (C)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.36)	(0.18)	(0.32)	(0.02)
Net realized gains	—	—	(0.47)	—	—
Return of capital	(0.09)	(0.04)	(0.13)	—	(0.01)
Total dividends and/or distributions to shareholders	(0.63)	(0.40)	(0.78)	(0.32)	(0.03)
Net asset value, end of year	$8.80	$8.48	$8.66	$10.27	$9.89
Total return (E)	11.34%	2.46%	(8.84)%(D)	7.12%	0.98%(F)
Ratio and supplemental data:
Net assets end of year (000’s)	$4,022	$1,486	$1,329	$442	$10
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.13%	1.03%	1.04%	1.08%	0.94%(H)
Including waiver and/or reimbursement and recapture	1.11%(I)	1.02%	1.04%(J)	1.05%	0.93%(H)
Net investment income (loss) to average net assets	6.68%	4.53%	2.94%	3.07%	2.25%(H)
Portfolio turnover rate	126%	136%	8%	70%	126%

(A)	Commenced operations on October 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Includes extraordinary expenses outside the operating expense limit.
(J)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.47	$8.64	$10.28	$9.89	$9.85
Investment operations:
Net investment income (loss) (A)	0.60	0.42	0.29	0.34	0.28
Net realized and unrealized gain (loss)	0.37	(0.18)	(1.11)	0.39	0.08
Total investment operations	0.97	0.24	(0.82)	0.73	0.36
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.37)	(0.21)	(0.34)	(0.27)
Net realized gains	—	—	(0.47)	—	—
Return of capital	(0.10)	(0.04)	(0.14)	—	(0.05)
Total dividends and/or distributions to shareholders	(0.65)	(0.41)	(0.82)	(0.34)	(0.32)
Net asset value, end of year	$8.79	$8.47	$8.64	$10.28	$9.89
Total return	11.62%	2.91%	(8.65)%(C)	7.46%	3.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,119	$37,166	$58,753	$46,222	$757
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.90%	0.81%	0.80%	0.79%	0.80%
Including waiver and/or reimbursement and recapture	0.87%(E)	0.81%(F)	0.80%(F)	0.78%	0.80%(F)
Net investment income (loss) to average net assets	6.77%	4.77%	3.13%	3.28%	2.91%
Portfolio turnover rate	126%	136%	8%	70%	126%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Includes extraordinary expenses outside the operating expense limit.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.43	$8.60	$10.25	$9.87	$9.83
Investment operations:
Net investment income (loss) (A)	0.59	0.43	0.30	0.35	0.30
Net realized and unrealized gain (loss)	0.37	(0.18)	(1.12)	0.38	0.07
Total investment operations	0.96	0.25	(0.82)	0.73	0.37
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.38)	(0.21)	(0.35)	(0.27)
Net realized gains	—	—	(0.47)	—	—
Return of capital	(0.10)	(0.04)	(0.15)	—	(0.06)
Total dividends and/or distributions to shareholders	(0.65)	(0.42)	(0.83)	(0.35)	(0.33)
Net asset value, end of year	$8.74	$8.43	$8.60	$10.25	$9.87
Total return	11.61%	3.01%	(8.69)%	7.47%	3.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$103,644	$585,656	$654,792	$1,196,450	$1,588,098
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.79%	0.71%	0.71%	0.70%	0.70%
Including waiver and/or reimbursement and recapture	0.76%(C)	0.71%(D)	0.70%	0.69%	0.69%
Net investment income (loss) to average net assets	6.71%	4.94%	3.21%	3.42%	3.12%
Portfolio turnover rate	126%	136%	8%	70%	126%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Includes extraordinary expenses outside the operating expense limit.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Unconstrained Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class A, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
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Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. In connection with these commitments a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and reflected in Interest income within the Statement of Operations. The unfunded amounts are marked-to-market and included in Unrealized appreciation (depreciation) on unfunded commitments within the Statement of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on unfunded commitments within the Statement of Operations.
Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Groundworks LLC, Delayed Draw Term Loan	$27,073	$76
Open funded loan participations and assignments at October 31, 2024, if any, are included within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,428,687	$—	$—	$—	$1,428,687
U.S. Government Obligations	4,376,733	—	—	—	4,376,733
Total Securities Lending Transactions	$5,805,420	$—	$—	$—	$5,805,420
Total Borrowings	$5,805,420	$—	$—	$—	$5,805,420
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Fund is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at October 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(849,486)	$—	$—	$—	$—	$(849,486)
Total	$(849,486)	$—	$—	$—	$—	$(849,486)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,055,346	$—	$—	$—	$—	$1,055,346
Forward foreign currency contracts	—	2,921,874	—	—	—	2,921,874
Total	$1,055,346	$2,921,874	$—	$—	$—	$3,977,220
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(863,116)	$—	$—	$—	$—	$(863,116)
Forward foreign currency contracts	—	(2,737,479)	—	—	—	(2,737,479)
Total	$(863,116)	$(2,737,479)	$—	$—	$—	$(3,600,595)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Futures contracts:
Average notional value of contracts — long	$7,615,612
Average notional value of contracts — short	(474,304)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	8,107,270
Average contract amounts sold — in USD	11,529,324
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Privately placed and other restricted securities risk: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by the Fund could adversely affect the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting the Fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
LIBOR transition risk: The Fund’s investments, payment obligations, and financing terms may be based on floating rates. Until recently, a commonly used reference rate for floating rate securities was the London Interbank Offered Rate, or “LIBOR.” In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis as of June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, although other benchmark replacements may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that have relied on LIBOR and may adversely affect the Fund’s performance.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$103,582,071	66.92%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.65%
Over $500 million up to $1 billion	0.64
Over $1 billion up to $2 billion	0.62
Over $2 billion	0.61
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.09%	March 1, 2025
Class I	0.85	March 1, 2025
Class I2	0.75	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$—	$—	$473	$473
Class I	—	—	8,491	8,491
Class I2	—	—	59,860	59,860
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I and Class I2.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$10,484	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$53,049	$4,803
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$178,259,913	$84,043,754	$442,339,973	$126,445,488
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$161,600,577	$3,069,706	$(2,610,869)	$458,837
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$69,388,367	$24,595,352
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$14,489,536	$—	$—	$2,507,604	$37,896,144	$—	$—	$4,139,866
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(93,983,719)	$—	$—	$461,313
11. NEW ACCOUNTING PRONOUNCEMENTS
In November 2023, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Unconstrained Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Unconstrained Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $2,189,284 of qualified dividend income.
For corporate shareholders, 15% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Unconstrained Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1- and 5-year periods and below the benchmark for the past 3-year period. The Trustees noted that TAM intends to monitor and report to the Board on the operational stability and compliance oversight of the Sub-Adviser going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Unconstrained Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 UC B 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica US Growth
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica US Growth

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 99.4%
Automobiles - 1.4%
Tesla, Inc. (A)	134,849	$ 33,692,023
Beverages - 1.3%
Brown-Forman Corp., Class B	312,911	13,777,471
Monster Beverage Corp. (A)	322,205	16,973,760
		30,751,231
Biotechnology - 0.9%
Vertex Pharmaceuticals, Inc. (A)	43,240	20,581,375
Broadline Retail - 5.1%
Amazon.com, Inc. (A)	655,150	122,119,960
Building Products - 0.7%
Builders FirstSource, Inc. (A)	102,929	17,642,031
Capital Markets - 2.4%
Ares Management Corp., Class A	122,908	20,609,214
KKR & Co., Inc.	127,817	17,669,422
S&P Global, Inc.	38,386	18,439,099
		56,717,735
Chemicals - 1.1%
Sherwin-Williams Co.	71,795	25,757,892
Communications Equipment - 1.0%
Arista Networks, Inc. (A)	59,926	23,157,803
Consumer Finance - 0.9%
American Express Co.	80,230	21,668,518
Electronic Equipment, Instruments & Components - 2.2%
Amphenol Corp., Class A	209,060	14,011,201
CDW Corp.	111,453	20,978,798
Coherent Corp. (A)	180,042	16,643,083
		51,633,082
Entertainment - 4.2%
Liberty Media Corp. - Liberty Formula One, Class C (A)	259,218	20,695,965
Live Nation Entertainment, Inc. (A)	232,620	27,249,107
Netflix, Inc. (A)	68,601	51,864,414
		99,809,486
Financial Services - 2.9%
Mastercard, Inc., Class A	139,275	69,580,397
Ground Transportation - 1.5%
Uber Technologies, Inc. (A)	512,353	36,915,034
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp. (A)	236,658	19,884,005
Edwards Lifesciences Corp. (A)	208,359	13,962,137
		33,846,142
Health Care Providers & Services - 0.9%
UnitedHealth Group, Inc.	39,950	22,551,775
Health Care Technology - 1.1%
Veeva Systems, Inc., Class A (A)	127,564	26,639,190
	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 4.1%
Airbnb, Inc., Class A (A)	112,840	$ 15,209,704
Chipotle Mexican Grill, Inc. (A)	625,928	34,908,004
DoorDash, Inc., Class A (A)	170,604	26,733,647
DraftKings, Inc., Class A (A)	328,039	11,586,337
Viking Holdings Ltd. (A)	247,019	9,695,496
		98,133,188
Independent Power & Renewable Electricity Producers - 0.3%
Vistra Corp.	64,606	8,073,166
Industrial REITs - 0.5%
Lineage, Inc.	157,447	11,657,376
Insurance - 0.6%
Arch Capital Group Ltd. (A)	152,253	15,006,056
Interactive Media & Services - 10.3%
Alphabet, Inc., Class A	676,704	115,790,821
Meta Platforms, Inc., Class A	214,266	121,613,096
Pinterest, Inc., Class A (A)	348,002	11,062,984
		248,466,901
IT Services - 1.7%
Gartner, Inc. (A)	49,955	25,102,387
MongoDB, Inc. (A)	62,582	16,922,173
		42,024,560
Machinery - 1.6%
Ingersoll Rand, Inc.	244,726	23,493,696
Nordson Corp.	59,724	14,804,982
		38,298,678
Oil, Gas & Consumable Fuels - 0.3%
Diamondback Energy, Inc.	47,484	8,393,747
Personal Care Products - 0.6%
Estee Lauder Cos., Inc., Class A	218,750	15,080,625
Pharmaceuticals - 4.6%
Eli Lilly & Co.	92,922	77,101,101
Merck & Co., Inc.	318,729	32,612,351
		109,713,452
Semiconductors & Semiconductor Equipment - 17.5%
Advanced Micro Devices, Inc. (A)	102,137	14,714,878
Broadcom, Inc.	599,472	101,772,361
KLA Corp.	44,154	29,416,719
NVIDIA Corp.	1,729,408	229,596,206
QUALCOMM, Inc.	183,766	29,911,592
Texas Instruments, Inc.	70,491	14,320,952
		419,732,708
Software - 16.9%
Adobe, Inc. (A)	62,028	29,654,346
Cadence Design Systems, Inc. (A)	86,276	23,822,529
HubSpot, Inc. (A)	20,259	11,239,491
Intuit, Inc.	54,243	33,104,503
Microsoft Corp.	420,918	171,040,029
Palo Alto Networks, Inc. (A)	54,008	19,460,703
PTC, Inc. (A)	100,909	18,701,465
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Salesforce, Inc.	136,401	$ 39,743,159
ServiceNow, Inc. (A)	42,256	39,424,425
Workday, Inc., Class A (A)	81,749	19,117,004
		405,307,654
Specialized REITs - 0.9%
Equinix, Inc.	22,821	20,723,294
Specialty Retail - 1.2%
O'Reilly Automotive, Inc. (A)	25,766	29,711,805
Technology Hardware, Storage & Peripherals - 8.6%
Apple, Inc.	915,155	206,742,666
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc., Class B	214,510	16,545,156
Total Common Stocks (Cost $1,278,960,793)		2,386,674,706

Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp.,
2.10% (B), dated 10/31/2024, to be
repurchased at $15,427,301 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 4.50%, due 07/15/2026, and
with a value of $15,735,012.
$ 15,426,401	$ 15,426,401
Total Repurchase Agreement (Cost $15,426,401)	15,426,401
Total Investments (Cost $1,294,387,194)	2,402,101,107
Net Other Assets (Liabilities) - (0.1)%	(1,449,110)
Net Assets - 100.0%	$ 2,400,651,997
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,386,674,706	$—	$—	$2,386,674,706
Repurchase Agreement	—	15,426,401	—	15,426,401
Total Investments	$2,386,674,706	$15,426,401	$—	$2,402,101,107
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,278,960,793)	$2,386,674,706
Repurchase agreement, at value (cost $15,426,401)	15,426,401
Foreign currency, at value (cost $18,065)	17,974
Receivables and other assets:
Shares of beneficial interest sold	341,872
Dividends	243,950
Interest	900
Tax reclaims	269,200
Total assets	2,402,975,003
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	455,043
Investment management fees	1,325,236
Distribution and service fees	220,899
Transfer agent fees	123,550
Trustee and CCO fees	634
Audit and tax fees	32,387
Custody fees	87,041
Legal fees	26,288
Printing and shareholder reports fees	19,651
Registration fees	816
Other accrued expenses	31,461
Total liabilities	2,323,006
Net assets	$2,400,651,997
Net assets consist of:
Paid-in capital	$961,111,824
Total distributable earnings (accumulated losses)	1,439,540,173
Net assets	$2,400,651,997
Net assets by class:
Class A	$933,027,098
Class C	20,839,053
Class I	419,190,438
Class I2	810,592,305
Class R6	35,347,094
Class T	181,656,009
Shares outstanding (unlimited shares, no par value):
Class A	29,902,458
Class C	787,871
Class I	12,795,313
Class I2	24,616,607
Class R6	1,073,585
Class T	1,506,942
Net asset value per share: (A)
Class A	$31.20
Class C	26.45
Class I	32.76
Class I2	32.93
Class R6	32.92
Class T	120.55
Maximum offering price per share: (B)
Class A	$33.02
Class T	131.75

(A)
Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A and T includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund's Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$12,145,966
Interest income	394,042
Net income from securities lending	1,160
Withholding taxes on foreign income	(8,156)
Total investment income	12,533,012
Expenses:
Investment management fees	14,507,269
Distribution and service fees:
Class A	2,198,734
Class C	177,575
Transfer agent fees:
Class A	842,529
Class C	24,362
Class I	394,667
Class I2	59,627
Class R6	2,250
Class T	65,441
Trustee and CCO fees	92,527
Audit and tax fees	45,756
Custody fees	126,511
Legal fees	176,868
Printing and shareholder reports fees	91,754
Registration fees	88,263
Other	105,686
Total expenses	18,999,819
Net investment income (loss)	(6,466,807)
Net realized gain (loss) on:
Investments	374,067,899
Net change in unrealized appreciation (depreciation) on:
Investments	370,375,583
Translation of assets and liabilities denominated in foreign currencies	10,741
Net change in unrealized appreciation (depreciation)	370,386,324
Net realized and change in unrealized gain (loss)	744,454,223
Net increase (decrease) in net assets resulting from operations	$737,987,416
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$(6,466,807)	$(1,516,517)
Net realized gain (loss)	374,067,899	65,130,287
Net change in unrealized appreciation (depreciation)	370,386,324	234,202,302
Net increase (decrease) in net assets resulting from operations	737,987,416	297,816,072
Dividends and/or distributions to shareholders:
Class A	(28,642,948)	(27,016,748)
Class C	(628,226)	(609,104)
Class I	(11,530,530)	(10,288,953)
Class I2	(27,832,595)	(22,845,482)
Class R6	(819,136)	(51,438)
Class T	(1,502,719)	(1,465,324)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(70,956,154)	(62,277,049)
Capital share transactions:
Proceeds from shares sold:
Class A	50,570,308	24,216,939
Class C	6,401,372	3,454,891
Class I	78,365,083	33,015,336
Class I2	25,807,846	140,461,504
Class R6	19,166,354	14,150,015
Class T	591,767	417,181
	180,902,730	215,715,866
Dividends and/or distributions reinvested:
Class A	28,164,195	26,607,941
Class C	624,936	608,970
Class I	11,254,715	10,054,018
Class I2	27,832,595	22,845,482
Class R6	819,136	51,438
Class T	1,475,191	1,424,457
	70,170,768	61,592,306
Cost of shares redeemed:
Class A	(102,836,386)	(73,166,122)
Class C	(2,118,651)	(4,332,876)
Class I	(69,697,975)	(41,470,804)
Class I2	(230,839,149)	(70,523,689)
Class R6	(7,256,343)	(2,660,291)
Class T	(13,728,393)	(9,093,081)
	(426,476,897)	(201,246,863)
Automatic conversions:
Class A	1,568,983	1,257,356
Class C	(1,568,983)	(1,257,356)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(175,403,399)	76,061,309
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	1,240 (A)	—
Class C	342 (A)	—
	1,582	—
Net increase (decrease) in net assets	491,629,445	311,600,332
Net assets:
Beginning of year	1,909,022,552	1,597,422,220
End of year	$2,400,651,997	$1,909,022,552
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,751,030	1,084,401
Class C	262,370	178,360
Class I	2,628,153	1,404,391
Class I2	860,002	6,193,111
Class R6	662,899	671,360
Class T	5,309	5,079
	6,169,763	9,536,702
Shares reinvested:
Class A	1,094,180	1,386,552
Class C	28,445	36,663
Class I	417,305	501,948
Class I2	1,027,412	1,137,157
Class R6	30,249	2,560
Class T	14,872	19,842
	2,612,463	3,084,722
Shares redeemed:
Class A	(3,583,867)	(3,334,520)
Class C	(86,936)	(230,700)
Class I	(2,334,742)	(1,809,091)
Class I2	(7,955,804)	(2,945,886)
Class R6	(242,684)	(109,324)
Class T	(126,884)	(111,796)
	(14,330,917)	(8,541,317)
Automatic conversions:
Class A	55,211	56,958
Class C	(64,772)	(65,949)
	(9,561)	(8,991)
Net increase (decrease) in shares outstanding:
Class A	(683,446)	(806,609)
Class C	139,107	(81,626)
Class I	710,716	97,248
Class I2	(6,068,390)	4,384,382
Class R6	450,464	564,596
Class T	(106,703)	(86,875)
	(5,558,252)	4,071,116

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$23.08	$20.43	$32.73	$25.92	$22.16
Investment operations:
Net investment income (loss) (A)	(0.13)	(0.06)	(0.10)	(0.12)	(0.08)
Net realized and unrealized gain (loss)	9.20	3.58	(8.28)	9.59	5.68
Total investment operations	9.07	3.52	(8.38)	9.47	5.60
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.95)	(0.87)	(3.92)	(2.66)	(1.84)
Net asset value, end of year	$31.20	$23.08	$20.43	$32.73	$25.92
Total return (E)	40.15%(C)	18.09%	(28.96)%(D)	38.69%	26.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$933,028	$705,997	$641,399	$973,954	$764,325
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.05%	1.04%	1.02%	1.08%
Including waiver and/or reimbursement and recapture	1.02%	1.05%(F)	1.04%(F)	1.02%	1.08%
Net investment income (loss) to average net assets	(0.47)%	(0.28)%	(0.41)%	(0.42)%	(0.35)%
Portfolio turnover rate	36%	42%	40%	25%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$19.84	$17.82	$29.26	$23.58	$20.47
Investment operations:
Net investment income (loss) (A)	(0.31)	(0.21)	(0.26)	(0.31)	(0.24)
Net realized and unrealized gain (loss)	7.87	3.10	(7.27)	8.65	5.19
Total investment operations	7.56	2.89	(7.53)	8.34	4.95
Contributions from affiliate	0.00 (B)(C)	—	0.01 (D)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.95)	(0.87)	(3.92)	(2.66)	(1.84)
Net asset value, end of year	$26.45	$19.84	$17.82	$29.26	$23.58
Total return (E)	39.05%(C)	17.17%	(29.52)%(D)	37.64%	25.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,839	$12,873	$13,016	$18,427	$18,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.81%	1.86%	1.85%	1.80%	1.87%(F)
Including waiver and/or reimbursement and recapture	1.81%	1.86%(G)	1.84%	1.80%(G)	1.87%(F)(G)
Net investment income (loss) to average net assets	(1.26)%	(1.08)%	(1.21)%	(1.19)%	(1.12)%
Portfolio turnover rate	36%	42%	40%	25%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.04%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Includes extraordinary expenses outside the operating expense limit.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$24.14	$21.27	$33.86	$26.67	$22.70
Investment operations:
Net investment income (loss) (A)	(0.07)	(0.00)(B)	(0.04)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	9.64	3.74	(8.63)	9.91	5.83
Total investment operations	9.57	3.74	(8.67)	9.85	5.81
Contributions from affiliate	—	—	0.05 (C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.05)	—	—
Net realized gains	(0.95)	(0.87)	(3.92)	(2.66)	(1.84)
Total dividends and/or distributions to shareholders	(0.95)	(0.87)	(3.97)	(2.66)	(1.84)
Net asset value, end of year	$32.76	$24.14	$21.27	$33.86	$26.67
Total return	40.46%	18.42%	(28.67)%(C)	39.05%	27.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$419,190	$291,705	$254,969	$388,235	$309,755
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.79%	0.78%	0.82%
Including waiver and/or reimbursement and recapture	0.77%	0.78%	0.79%	0.78%	0.82%
Net investment income (loss) to average net assets	(0.22)%	(0.01)%	(0.16)%	(0.18)%	(0.08)%
Portfolio turnover rate	36%	42%	40%	25%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$24.24	$21.33	$33.89	$26.68	$22.68
Investment operations:
Net investment income (loss) (A)	(0.04)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss)	9.68	3.76	(8.63)	9.90	5.83
Total investment operations	9.64	3.78	(8.64)	9.88	5.84
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.01)	—
Net realized gains	(0.95)	(0.87)	(3.92)	(2.66)	(1.84)
Total dividends and/or distributions to shareholders	(0.95)	(0.87)	(3.92)	(2.67)	(1.84)
Net asset value, end of year	$32.93	$24.24	$21.33	$33.89	$26.68
Total return	40.59%	18.57%	(28.72)%	39.17%	27.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$810,592	$743,651	$561,033	$647,828	$529,573
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.69%	0.69%	0.67%	0.70%
Including waiver and/or reimbursement and recapture	0.68%	0.69%	0.69%	0.67%	0.70%
Net investment income (loss) to average net assets	(0.12)%	0.08%	(0.05)%	(0.07)%	0.03%
Portfolio turnover rate	36%	42%	40%	25%	28%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$24.23	$21.33	$33.89	$29.89
Investment operations:
Net investment income (loss) (B)	(0.04)	0.00 (C)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	9.68	3.77	(8.62)	4.03
Total investment operations	9.64	3.77	(8.64)	4.00
Contributions from affiliate	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.95)	(0.87)	(3.92)	—
Net asset value, end of year	$32.92	$24.23	$21.33	$33.89
Total return	40.61%	18.52%	(28.71)%	13.38%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$35,347	$15,100	$1,248	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.68%	0.69%	0.67%(E)
Including waiver and/or reimbursement and recapture	0.68%	0.68%(F)	0.69%	0.67%(E)
Net investment income (loss) to average net assets	(0.15)%	0.02%	(0.07)%	(0.23)%(E)
Portfolio turnover rate	36%	42%	40%	25%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class T
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$86.57	$73.95	$107.77	$79.77	$64.44
Investment operations:
Net investment income (loss) (A)	(0.17)	0.04	(0.08)	(0.11)	(0.01)
Net realized and unrealized gain (loss)	35.10	13.45	(29.82)	30.77	17.18
Total investment operations	34.93	13.49	(29.90)	30.66	17.17
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	(0.95)	(0.87)	(3.92)	(2.66)	(1.84)
Net asset value, end of year	$120.55	$86.57	$73.95	$107.77	$79.77
Total return (B)	40.58%	18.48%	(28.76)%	39.15%	27.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$181,656	$139,697	$125,757	$189,010	$144,510
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.73%	0.72%	0.70%	0.75%
Including waiver and/or reimbursement and recapture	0.71%	0.73%	0.72%	0.70%	0.75%
Net investment income (loss) to average net assets	(0.16)%	0.04%	(0.10)%	(0.11)%	(0.02)%
Portfolio turnover rate	36%	42%	40%	25%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica US Growth (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $8,697.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs.These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions,
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$808,299,527	33.67%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	1.09%	March 1, 2025
Class C	1.86	March 1, 2025
Class I	0.83	March 1, 2025
Class I2	0.74	March 1, 2025
Class R6	0.73	March 1, 2025
Class T	0.77	March 1, 2025
Prior to March 1, 2024
Class A	1.09
Class C	1.86
Class I	0.84
Class I2	0.74
Class R6	0.73
Class T	0.77
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of October 31, 2024, there are no amounts available for recapture by TAM.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I2, Class R6 and Class T.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$315,503	516
Class C	—	753
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,365,346	$119,410
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$812,746,979	$—	$1,068,842,129	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$23,522,527	$(23,522,527)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,301,323,086	$1,158,601,198	$(57,823,177)	$1,100,778,021
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$70,956,154	$—	$—	$—	$62,277,049	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,026,296	$—	$334,667,210	$—	$—	$—	$1,100,846,667
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica US Growth
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica US Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made a long-term capital gain designation of $70,956,154 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica US Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wellington Management Company LLP (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and in line with the median for the past 1- and 3- year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10- year periods. The Board noted that the Fund’s Sub-Adviser had commenced using its current investment objective and investment strategies on July 1, 2014.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica US Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 US G 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub-Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	January 6, 2025

By:	/s/ Joshua Durham
Joshua Durham
Vice President, Chief Operating Officer and Interim Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:	January 6, 2025

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer
19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer
19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer